UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4707

Fidelity Advisor Series II
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2004

Item 1. Reports to Stockholders

Fidelity® Advisor

Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Distributions	50

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average annual total returns take Fidelity® Advisor Value - Class T cumulative total return and show you what would have happened if Fidelity Advisor Value - Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value - Class T on December 23, 2003, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Russell Midcap Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rich Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all of the popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

From its inception on December 23, 2003, through October 31, 2004, the fund's Class A, Class T, Class B and Class C shares were up 11.00%, 10.80%, 10.30% and 10.30%, respectively, lagging the 13.01% return of the Russell Midcap® Value Index. A significant overweighting in cyclical - meaning economically sensitive - stocks in the materials, energy and industrial sectors made the most significant contribution to the fund's performance, both on an absolute and relative basis. Good stock selection in each of these sectors also enhanced the fund's relative results. Among the fund's biggest contributors were energy services companies National-Oilwell, Baker Hughes and BJ Services, steel producer Nucor and aerospace parts maker Precision Castparts. The fund's performance relative to its index was hurt by a significant overweighting in technology stocks, which generally underperformed those in most other sectors. The biggest disappointments in technology were disk-drive makers Maxtor, Western Digital and Seagate Technology, as well as semiconductor company Agere Systems and contract electronics maker Flextronics International. Unfavorable security selection and an underweighting in relatively good-performing financials also held back the fund's return relative to its index.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,075.60	$ 7.83
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64
Class T
Actual	$ 1,000.00	$ 1,074.70	$ 9.13
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class B
Actual	$ 1,000.00	$ 1,071.90	$ 11.72
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,071.90	$ 11.72
Hypothetical A	$ 1,000.00	$ 1,013.55	$ 11.45
Institutional Class
Actual	$ 1,000.00	$ 1,077.40	$ 6.53
HypotheticalA	$ 1,000.00	$ 1,018.64	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Xerox Corp.	1.3	0.9
Baxter International, Inc.	1.3	1.2
Flextronics International Ltd.	1.2	1.2
Alcan, Inc.	1.1	1.0
TXU Corp.	1.1	0.8
Royal Caribbean Cruises Ltd.	1.0	0.4
Ceridian Corp.	1.0	1.2
Kennametal, Inc.	1.0	1.0
Celestica, Inc. (sub. vtg.)	0.9	1.0
Precision Castparts Corp.	0.9	1.0
	10.8
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.1	15.1
Financials	13.1	12.9
Industrials	13.0	13.4
Consumer Discretionary	12.6	13.6
Health Care	10.2	9.6
Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Stocks 91.9%		Stocks 91.9%
	Bonds 0.6%		Bonds 1.0%
	Convertible Securities 1.0%		Convertible Securities 1.1%
	Short-Term Investments and Net Other Assets 6.5%		Short-Term Investments and Net Other Assets 6.0%
* Foreign investments	9.3%	** Foreign investments	9.1%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 12.5%
Automobiles - 0.0%
Monaco Coach Corp.	220	$ 3,905
Hotels, Restaurants & Leisure - 4.1%
Brinker International, Inc. (a)	1,220	39,406
Caesars Entertainment, Inc. (a)	1,760	31,504
Carnival Corp. unit	220	11,123
Harrah's Entertainment, Inc.	870	50,912
Hilton Hotels Corp.	2,260	44,974
Mandalay Resort Group	860	59,168
Outback Steakhouse, Inc.	2,350	93,037
Royal Caribbean Cruises Ltd.	3,260	151,916
Wendy's International, Inc.	1,920	64,070
Yum! Brands, Inc.	1,510	65,685
		611,795
Household Durables - 0.7%
Blount International, Inc. (a)	400	5,784
Jarden Corp. (a)	650	22,828
Newell Rubbermaid, Inc.	3,790	81,712
		110,324
Leisure Equipment & Products - 0.9%
Brunswick Corp.	1,830	85,864
K2, Inc. (a)	2,360	38,279
RC2 Corp. (a)	210	5,851
		129,994
Media - 2.3%
Clear Channel Communications, Inc.	920	30,728
E.W. Scripps Co. Class A	540	25,769
Emmis Communications Corp. Class A (a)	2,320	43,384
NTL, Inc. (a)	140	9,311
The Reader's Digest Association, Inc. (non-vtg.)	4,510	63,501
Time Warner, Inc. (a)	2,150	35,776
Tribune Co.	1,500	64,800
Viacom, Inc. Class B (non-vtg.)	2,025	73,892
		347,161
Multiline Retail - 1.6%
Big Lots, Inc. (a)	5,180	64,180
Family Dollar Stores, Inc.	1,900	56,145
Nordstrom, Inc.	2,540	109,677
		230,002
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.8%
AutoNation, Inc. (a)	1,890	$ 32,565
Blockbuster, Inc.:
Class A	167	1,136
Class B	167	1,082
Circuit City Stores, Inc.	1,530	24,863
Foot Locker, Inc.	810	19,764
Limited Brands, Inc.	1,420	35,188
New York & Co., Inc.	100	2,070
Office Depot, Inc. (a)	1,660	26,875
Pier 1 Imports, Inc.	2,530	45,414
Select Comfort Corp. (a)	230	3,938
Sherwin-Williams Co.	150	6,408
Stage Stores, Inc. (a)	690	24,847
Toys 'R' Us, Inc. (a)	2,370	42,684
		266,834
Textiles Apparel & Luxury Goods - 1.1%
Liz Claiborne, Inc.	1,640	67,043
Polo Ralph Lauren Corp. Class A	1,050	38,777
Timberland Co. Class A (a)	490	30,086
Warnaco Group, Inc. (a)	1,100	22,440
		158,346
TOTAL CONSUMER DISCRETIONARY		1,858,361
CONSUMER STAPLES - 1.0%
Food & Staples Retailing - 0.7%
Safeway, Inc. (a)	5,120	93,389
Food Products - 0.3%
Bunge Ltd.	500	23,865
Dean Foods Co. (a)	690	20,597
Hormel Foods Corp.	150	4,217
		48,679
TOTAL CONSUMER STAPLES		142,068
ENERGY - 9.6%
Energy Equipment & Services - 8.0%
Baker Hughes, Inc.	2,600	111,358
BJ Services Co.	1,870	95,370
Cooper Cameron Corp. (a)	2,150	103,953
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
ENSCO International, Inc.	870	$ 26,579
FMC Technologies, Inc. (a)	1,230	37,183
GlobalSantaFe Corp.	500	14,750
Grant Prideco, Inc. (a)	3,925	80,698
Halliburton Co.	1,300	48,152
Helmerich & Payne, Inc.	2,430	69,377
Nabors Industries Ltd. (a)	1,320	64,838
National-Oilwell, Inc. (a)	3,350	112,929
Noble Corp. (a)	2,190	100,039
Pride International, Inc. (a)	1,590	29,383
Smith International, Inc. (a)	2,000	116,160
Tenaris SA sponsored ADR	400	17,908
Transocean, Inc. (a)	1,730	60,983
Varco International, Inc. (a)	650	17,992
Weatherford International Ltd. (a)	1,760	91,978
		1,199,630
Oil & Gas - 1.6%
Ashland, Inc.	1,980	114,088
McMoRan Exploration Co. (a)	400	5,544
Premcor, Inc. (a)	1,470	57,389
Valero Energy Corp.	1,340	57,580
		234,601
TOTAL ENERGY		1,434,231
FINANCIALS - 13.0%
Capital Markets - 2.0%
Charles Schwab Corp.	1,610	14,732
Janus Capital Group, Inc.	3,030	46,208
Lehman Brothers Holdings, Inc.	1,120	92,008
Merrill Lynch & Co., Inc.	1,700	91,698
State Street Corp.	1,100	49,555
		294,201
Commercial Banks - 1.9%
Bank of America Corp.	1,568	70,231
North Fork Bancorp, Inc., New York	200	8,820
UnionBanCal Corp.	1,250	75,938
Wachovia Corp.	2,250	110,723
Zions Bancorp	300	19,851
		285,563
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Consumer Finance - 0.5%
MBNA Corp.	2,700	$ 69,201
Diversified Financial Services - 0.1%
Citigroup, Inc.	400	17,748
Insurance - 3.5%
AFLAC, Inc.	1,250	44,850
AMBAC Financial Group, Inc.	1,260	98,356
Marsh & McLennan Companies, Inc.	1,320	36,511
MBIA, Inc.	1,890	109,355
MetLife, Inc.	1,760	67,496
Reinsurance Group of America, Inc.	910	39,203
Scottish Re Group Ltd.	470	10,575
St. Paul Travelers Companies, Inc.	2,730	92,711
Willis Group Holdings Ltd.	600	21,570
		520,627
Real Estate - 3.9%
Alexandria Real Estate Equities, Inc.	800	52,840
Apartment Investment & Management Co. Class A	1,010	37,057
Boston Properties, Inc.	690	41,207
CenterPoint Properties Trust (SBI)	1,480	68,524
Cornerstone Realty Income Trust, Inc.	800	7,856
Duke Realty Corp.	1,690	57,629
Equity Residential (SBI)	1,100	36,685
General Growth Properties, Inc.	1,400	46,186
General Growth Properties, Inc. warrants 11/9/04 (a)	120	91
HomeBanc Mortgage Corp. Georgia	1,700	14,790
Public Storage, Inc.	720	37,620
Reckson Associates Realty Corp.	1,800	54,630
Simon Property Group, Inc.	860	50,155
Vornado Realty Trust	1,020	68,544
		573,814
Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp.	3,060	97,706
Fannie Mae	540	37,881
Freddie Mac	470	31,302
		166,889
TOTAL FINANCIALS		1,928,043
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 9.6%
Biotechnology - 0.4%
CSL Ltd.	1,301	$ 28,055
Global Bio-Chem Technology Group Co. Ltd.	16,000	12,539
Millennium Pharmaceuticals, Inc. (a)	1,490	19,340
		59,934
Health Care Equipment & Supplies - 3.2%
Bausch & Lomb, Inc.	100	6,096
Baxter International, Inc.	6,150	189,174
Becton, Dickinson & Co.	870	45,675
Dade Behring Holdings, Inc. (a)	2,050	115,395
Fisher Scientific International, Inc. (a)	1,720	98,659
Thermo Electron Corp. (a)	490	14,210
		469,209
Health Care Providers & Services - 5.2%
Accredo Health, Inc. (a)	100	2,303
AmerisourceBergen Corp.	1,400	77,056
Community Health Systems, Inc. (a)	3,010	80,728
HCA, Inc.	2,940	107,986
Laboratory Corp. of America Holdings (a)	900	41,220
McKesson Corp.	2,900	77,314
Omnicare, Inc.	700	19,313
PacifiCare Health Systems, Inc. (a)	370	13,179
Pediatrix Medical Group, Inc. (a)	820	46,125
Quest Diagnostics, Inc.	1,130	98,920
Triad Hospitals, Inc. (a)	1,970	65,069
Universal Health Services, Inc. Class B	2,570	106,809
WebMD Corp. (a)	4,730	35,759
		771,781
Pharmaceuticals - 0.8%
Schering-Plough Corp.	6,290	113,912
Wyeth	220	8,723
		122,635
TOTAL HEALTH CARE		1,423,559
INDUSTRIALS - 13.0%
Aerospace & Defense - 2.8%
Bombardier, Inc. Class B (sub. vtg.)	1,000	2,299
EADS NV	2,360	67,499
GenCorp, Inc.	1,350	18,765
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Goodrich Corp.	1,850	$ 57,036
Honeywell International, Inc.	1,540	51,867
Lockheed Martin Corp.	530	29,198
Precision Castparts Corp.	2,270	136,200
Raytheon Co.	620	22,618
United Defense Industries, Inc. (a)	850	34,119
		419,601
Air Freight & Logistics - 0.5%
CNF, Inc.	940	41,153
Ryder System, Inc.	600	30,060
		71,213
Airlines - 0.4%
Ryanair Holdings PLC sponsored ADR (a)	1,610	46,336
Southwest Airlines Co.	900	14,193
		60,529
Building Products - 0.9%
Masco Corp.	3,770	129,160
Commercial Services & Supplies - 1.1%
Aramark Corp. Class B	2,300	51,865
John H. Harland Co.	270	8,702
Manpower, Inc.	1,050	47,513
Steelcase, Inc. Class A	2,980	39,038
Waste Connections, Inc. (a)	235	7,407
		154,525
Construction & Engineering - 1.4%
Dycom Industries, Inc. (a)	1,930	63,015
EMCOR Group, Inc. (a)	300	11,871
Fluor Corp.	2,570	119,351
Granite Construction, Inc.	530	12,868
		207,105
Electrical Equipment - 0.0%
A.O. Smith Corp.	100	2,654
Industrial Conglomerates - 0.9%
Textron, Inc.	1,040	70,876
Tyco International Ltd.	2,050	63,858
		134,734
Machinery - 3.9%
AGCO Corp. (a)	1,560	30,295
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Albany International Corp. Class A	2,650	$ 79,553
Crane Co.	1,170	32,608
Eaton Corp.	640	40,928
Harsco Corp.	1,770	85,757
JLG Industries, Inc.	1,900	31,692
Kennametal, Inc.	3,040	141,451
SPX Corp.	1,450	55,608
Wabash National Corp. (a)	1,920	47,194
Watts Water Technologies, Inc. Class A	1,290	33,463
		578,549
Road & Rail - 0.9%
Canadian National Railway Co.	1,305	70,284
CSX Corp.	1,780	64,970
		135,254
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	550	32,225
TOTAL INDUSTRIALS		1,925,549
INFORMATION TECHNOLOGY - 16.0%
Communications Equipment - 1.0%
Alcatel SA sponsored ADR (a)	3,680	53,765
Andrew Corp. (a)	1,030	14,399
Motorola, Inc.	4,350	75,081
		143,245
Computers & Peripherals - 3.6%
Dell, Inc. (a)	150	5,259
Maxtor Corp. (a)	12,480	36,941
NCR Corp. (a)	2,000	112,700
Seagate Technology	7,600	96,064
Storage Technology Corp. (a)	4,690	126,724
UNOVA, Inc. (a)	2,030	31,161
Western Digital Corp. (a)	16,250	135,363
		544,212
Electronic Equipment & Instruments - 5.0%
Arrow Electronics, Inc. (a)	3,380	80,985
Avnet, Inc. (a)	5,600	94,976
Celestica, Inc. (sub. vtg.) (a)	9,610	139,591
Flextronics International Ltd. (a)	14,470	174,364
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Ingram Micro, Inc. Class A (a)	1,800	$ 31,050
Mettler-Toledo International, Inc. (a)	2,160	103,464
Solectron Corp. (a)	3,090	16,130
Symbol Technologies, Inc.	6,670	97,982
		738,542
IT Services - 2.0%
Affiliated Computer Services, Inc. Class A (a)	1,250	68,188
BearingPoint, Inc. (a)	5,300	46,110
Ceridian Corp. (a)	8,530	147,143
Computer Sciences Corp. (a)	60	2,980
DST Systems, Inc. (a)	810	36,329
		300,750
Office Electronics - 1.3%
Xerox Corp. (a)	13,370	197,461
Semiconductors & Semiconductor Equipment - 0.9%
Agere Systems, Inc.:
Class A (a)	3,910	4,731
Class B (a)	13,380	15,387
AMIS Holdings, Inc. (a)	220	3,344
Fairchild Semiconductor International, Inc. (a)	1,390	19,974
Freescale Semiconductor, Inc. Class A	1,100	17,094
National Semiconductor Corp. (a)	2,100	35,070
Novellus Systems, Inc. (a)	1,440	37,310
		132,910
Software - 2.2%
Borland Software Corp. (a)	4,417	45,230
Cadence Design Systems, Inc. (a)	4,000	49,760
McAfee, Inc. (a)	4,150	100,430
PeopleSoft, Inc. (a)	400	8,308
Quest Software, Inc. (a)	2,400	35,208
Secure Computing Corp. (a)	800	6,276
Siebel Systems, Inc. (a)	2,700	25,650
Sybase, Inc. (a)	1,500	23,745
VERITAS Software Corp. (a)	1,500	32,820
		327,427
TOTAL INFORMATION TECHNOLOGY		2,384,547
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 9.4%
Chemicals - 2.7%
Albemarle Corp.	900	$ 32,265
Crompton Corp.	580	5,394
Dow Chemical Co.	820	36,851
Ferro Corp.	2,250	47,408
Great Lakes Chemical Corp.	1,910	48,934
Lyondell Chemical Co.	4,510	103,640
NOVA Chemicals Corp.	1,220	47,634
Olin Corp.	990	18,513
OMNOVA Solutions, Inc. (a)	3,380	17,711
PolyOne Corp. (a)	6,280	47,540
		405,890
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	670	30,505
Vulcan Materials Co.	800	39,824
		70,329
Containers & Packaging - 1.4%
Anchor Glass Container Corp.	1,150	9,890
Owens-Illinois, Inc. (a)	7,280	134,898
Packaging Corp. of America	2,410	52,851
Smurfit-Stone Container Corp. (a)	470	8,159
		205,798
Metals & Mining - 4.4%
Agnico-Eagle Mines Ltd.	2,210	34,134
Alcan, Inc.	3,550	164,259
Alcoa, Inc.	4,170	135,525
Gerdau AmeriSteel Corp. (a)	3,000	14,509
Gerdau SA sponsored ADR	700	10,332
IPSCO, Inc.	1,180	31,548
Newmont Mining Corp.	1,280	60,826
Nucor Corp.	2,800	118,244
Phelps Dodge Corp.	460	40,268
Steel Dynamics, Inc.	1,320	43,824
		653,469
Paper & Forest Products - 0.4%
Aracruz Celulose SA sponsored ADR	350	11,788
MeadWestvaco Corp.	1,650	52,025
		63,813
TOTAL MATERIALS		1,399,299
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.7%
BellSouth Corp.	2,010	$ 53,607
CenturyTel, Inc.	1,060	34,015
Citizens Communications Co.	5,330	71,422
SBC Communications, Inc.	1,670	42,184
Verizon Communications, Inc.	1,540	60,214
		261,442
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	4,280	73,573
SpectraSite, Inc. (a)	1,380	70,794
		144,367
TOTAL TELECOMMUNICATION SERVICES		405,809
UTILITIES - 5.1%
Electric Utilities - 4.4%
Edison International	3,560	108,580
Entergy Corp.	1,470	96,079
Exelon Corp.	1,500	59,430
PG&E Corp. (a)	2,900	92,916
PPL Corp.	1,810	94,120
TXU Corp.	2,540	155,499
Westar Energy, Inc.	2,400	50,280
		656,904
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. (a)	4,230	46,107
NRG Energy, Inc. (a)	2,000	55,480
		101,587
TOTAL UTILITIES		758,491
TOTAL COMMON STOCKS (Cost $12,938,102)		13,659,957
Convertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 7.25% PIERS	250	5,150
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 0.1%
Insurance - 0.1%
Hartford Financial Services Group, Inc. 6.00%	160	$ 8,968
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc. 7.00%	680	34,945
MATERIALS - 0.3%
Containers & Packaging - 0.3%
Owens-Illinois, Inc. 4.75%	1,070	40,607
UTILITIES - 0.4%
Gas Utilities - 0.2%
KeySpan Corp. 8.75% MEDS	500	26,870
Multi-Utilities & Unregulated Power - 0.2%
Dominion Resources, Inc. 8.75%	690	37,302
TOTAL UTILITIES		64,172
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $151,545)		153,842
Nonconvertible Bonds - 0.6%
	Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
K2, Inc. 7.375% 7/1/14 (c)	$ 10,000	10,850
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Tenet Healthcare Corp.:
5.375% 11/15/06	25,000	25,125
6.375% 12/1/11	30,000	27,300
		52,425
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	20,000	21,200
TOTAL NONCONVERTIBLE BONDS (Cost $80,241)		84,475
Money Market Funds - 8.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b) (Cost $1,213,361)	1,213,361	$ 1,213,361
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $14,383,249)		15,111,635
NET OTHER ASSETS - (1.7)%		(252,072)
NET ASSETS - 100%		$ 14,859,563
Security Type Abbreviations
MEDS	-	Mandatorily Exchangeable Debt Securities
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,850 or 0.1% of net assets.

Annual Report

Financial Statements

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (cost $14,383,249) - See accompanying schedule		$ 15,111,635
Receivable for investments sold		50,160
Receivable for fund shares sold		209,347
Dividends receivable		7,912
Interest receivable		4,067
Prepaid expenses		6,949
Receivable from investment adviser for expense reductions		18,276
Other receivables		572
Total assets		15,408,918

Liabilities
Payable for investments purchased	$ 494,890
Payable for fund shares redeemed	2,905
Accrued management fee	6,173
Distribution fees payable	6,584
Other affiliated payables	5,852
Other payables and accrued expenses	32,951
Total liabilities		549,355

Net Assets		$ 14,859,563
Net Assets consist of:
Paid in capital		$ 14,109,642
Undistributed net investment income		509
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,013
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		728,399
Net Assets		$ 14,859,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,543,202 ÷ 229,071 shares)	$ 11.10

Maximum offering price per share (100/94.25 of $11.10)	$ 11.78
Class T: Net Asset Value and redemption price per share ($5,581,210 ÷ 503,728 shares)	$ 11.08

Maximum offering price per share (100/96.50 of $11.08)	$ 11.48
Class B: Net Asset Value and offering price per share ($3,472,779 ÷ 314,775 shares) A	$ 11.03

Class C: Net Asset Value and offering price per share ($2,371,600 ÷ 214,981 shares) A	$ 11.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($890,772 ÷ 80,051 shares)	$ 11.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

December 23, 2003 (commencement of operations) to October 31, 2004

Investment Income
Dividends		$ 55,911
Special Dividends		7,493
Interest		9,686
Total income		73,090

Expenses
Management fee	$ 32,026
Transfer agent fees	18,014
Distribution fees	33,212
Accounting fees and expenses	28,864
Non-interested trustees' compensation	25
Custodian fees and expenses	25,223
Registration fees	86,558
Audit	35,200
Legal	4
Miscellaneous	53
Total expenses before reductions	259,179
Expense reductions	(156,857)	102,322
Net investment income (loss)		(29,232)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	50,907
Foreign currency transactions	(153)
Total net realized gain (loss)		50,754
Change in net unrealized appreciation (depreciation) on: Investment securities	728,386
Assets and liabilities in foreign currencies	13
Total change in net unrealized appreciation (depreciation)		728,399
Net gain (loss)		779,153
Net increase (decrease) in net assets resulting from operations		$ 749,921

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

December 23, 2003 (commencement of operations) to October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (29,232)
Net realized gain (loss)	50,754
Change in net unrealized appreciation (depreciation)	728,399
Net increase (decrease) in net assets resulting from operations	749,921
Share transactions - net increase (decrease)	14,109,642
Total increase (decrease) in net assets	14,859,563

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $509)	$ 14,859,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02) F
Net realized and unrealized gain (loss)	1.12
Total from investment operations	1.10
Net asset value, end of period	$ 11.10
Total Return B, C, D	11.00%
Ratios to Average Net Assets H
Expenses before expense reductions	4.33% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,543
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period December 23, 2003 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04) F
Net realized and unrealized gain (loss)	1.12
Total from investment operations	1.08
Net asset value, end of period	$ 11.08
Total Return B, C, D	10.80%
Ratios to Average Net Assets H
Expenses before expense reductions	4.29% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,581
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period December 23, 2003 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08) F
Net realized and unrealized gain (loss)	1.11
Total from investment operations	1.03
Net asset value, end of period	$ 11.03
Total Return B, C, D	10.30%
Ratios to Average Net Assets H
Expenses before expense reductions	5.09% A
Expenses net of voluntary waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,473
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period December 23, 2003 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08) F
Net realized and unrealized gain (loss)	1.11
Total from investment operations	1.03
Net asset value, end of period	$ 11.03
Total Return B, C, D	10.30%
Ratios to Average Net Assets H
Expenses before expense reductions	5.11% A
Expenses net of voluntary waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,372
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period December 23, 2003 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01 E
Net realized and unrealized gain (loss)	1.12
Total from investment operations	1.13
Net asset value, end of period	$ 11.13
Total Return B, C	11.30%
Ratios to Average Net Assets G
Expenses before expense reductions	4.35% A
Expenses net of voluntary waivers, if any	1.25% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 891
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F For the period December 23, 2003 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Value Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,148,884
Unrealized depreciation	(420,842)
Net unrealized appreciation (depreciation)	728,042
Undistributed ordinary income	20,488
Undistributed long-term capital gain	1,249

Cost for federal income tax purposes	$ 14,383,593

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $14,791,124 and $1,668,569, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of ..30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,605	$ 1,340
Class T	.25%	.25%	8,300	2,601
Class B	.75%	.25%	12,460	10,663
Class C	.75%	.25%	9,847	8,511
			$ 33,212	$ 23,115

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,040
Class T	3,172
Class B*	767
Class C*	2
$ 12,981

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets*
Class A	$ 3,834.37
Class T	5,178.31
Class B	4,458.36
Class C	3,180.32
Institutional Class	1,364.21
	$ 18,014

*Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,802 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $302 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 29,688
Class T	1.75%	42,601
Class B	2.25%	35,626
Class C	2.25%	28,288
Institutional Class	1.25%	19,687
		$ 155,890

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $958 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $9.

Annual Report

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 23% of the total outstanding shares of the fund.

8. Share Transactions.

Transactions for each class of shares were as follows:

	December 23, 2003 (commencement of operations) to October 31, 2004
	Shares	Dollars
Class A
Shares sold	239,673	$ 2,513,591
Shares redeemed	(10,602)	(114,386)
Net increase (decrease)	229,071	$ 2,399,205
Class T
Shares sold	514,614	$ 5,453,190
Shares redeemed	(10,886)	(113,286)
Net increase (decrease)	503,728	$ 5,339,904
Class B
Shares sold	325,897	$ 3,430,732
Shares redeemed	(11,122)	(118,111)
Net increase (decrease)	314,775	$ 3,312,621
Class C
Shares sold	216,729	$ 2,265,640
Shares redeemed	(1,748)	(18,856)
Net increase (decrease)	214,981	$ 2,246,784
Institutional Class
Shares sold	80,999	$ 821,397
Shares redeemed	(948)	(10,269)
Net increase (decrease)	80,051	$ 811,128

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the period from December 23, 2003 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the period from December 23, 2003 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 10, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (44)

Year of Election or Appointment: 2003

Vice President of Advisor Value. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard B. Fentin (49)

Year of Election or Appointment: 2003

Vice President of Advisor Value. Mr. Fentin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fentin managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 2003

Secretary of Advisor Value. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment:2004

Assistant Treasurer of Advisor Value. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/6/04	12/3/04	$.025
Class T	12/6/04	12/3/04	$.020
Class B	12/6/04	12/3/04	$.005

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FAV-UANN-1204
1.809012.100

Fidelity® Advisor

Value

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Distributions	50

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity® Advisor Value - Institutional Class cumulative total return and show you what would have happened if Fidelity Advisor Value - Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value - Institutional Class on December 23, 2003. The chart shows how the value of your investment would have grown, and also shows how the Russell Midcap Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rich Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

Stock market turbulence gave investors a bumpy ride during the 12-month period ending October 31, 2004, but nearly all of the popular equity performance measures landed safely in positive territory for the year. The period started well, as the Standard & Poor's 500SM Index (S&P 500®) reeled off four consecutive months of gains from November 2003 through February 2004. An improving domestic economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended downward from there, as oil prices surged to more than $50 per barrel and the Federal Reserve Board enacted three interest rate hikes, raising the fed funds target rate from 1.00% to 1.75%. Meanwhile, job growth fell below expectations and investors seemed to adopt a wait-and-see mode regarding the outcome of the November presidential election. Despite all the obstacles, most equity benchmarks clung to their early gains. The S&P 500 returned 9.42%, the Dow Jones Industrial AverageSM rose 4.46% and the tech-heavy NASDAQ Composite® Index advanced 2.68%.

From its inception on December 23, 2003, through October 31, 2004, the fund's Institutional Class shares were up 11.30%, lagging the 13.01% return of the Russell Midcap® Value Index. A significant overweighting in cyclical - meaning economically sensitive - stocks in the materials, energy and industrial sectors made the most significant contribution to the fund's performance, both on an absolute and relative basis. Good stock selection in each of these sectors also enhanced the fund's relative results. Among the fund's biggest contributors were energy services companies National-Oilwell, Baker Hughes and BJ Services, steel producer Nucor and aerospace parts maker Precision Castparts. The fund's performance relative to its index was hurt by a significant overweighting in technology stocks, which generally underperformed those in most other sectors. The biggest disappointments in technology were disk-drive makers Maxtor, Western Digital and Seagate Technology, as well as semiconductor company Agere Systems and contract electronics maker Flextronics International. Unfavorable security selection and an underweighting in relatively good-performing financials also held back the fund's return relative to its index.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,075.60	$ 7.83
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.64
Class T
Actual	$ 1,000.00	$ 1,074.70	$ 9.13
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class B
Actual	$ 1,000.00	$ 1,071.90	$ 11.72
HypotheticalA	$ 1,000.00	$ 1,013.55	$ 11.45
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,071.90	$ 11.72
Hypothetical A	$ 1,000.00	$ 1,013.55	$ 11.45
Institutional Class
Actual	$ 1,000.00	$ 1,077.40	$ 6.53
HypotheticalA	$ 1,000.00	$ 1,018.64	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Xerox Corp.	1.3	0.9
Baxter International, Inc.	1.3	1.2
Flextronics International Ltd.	1.2	1.2
Alcan, Inc.	1.1	1.0
TXU Corp.	1.1	0.8
Royal Caribbean Cruises Ltd.	1.0	0.4
Ceridian Corp.	1.0	1.2
Kennametal, Inc.	1.0	1.0
Celestica, Inc. (sub. vtg.)	0.9	1.0
Precision Castparts Corp.	0.9	1.0
	10.8
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.1	15.1
Financials	13.1	12.9
Industrials	13.0	13.4
Consumer Discretionary	12.6	13.6
Health Care	10.2	9.6
Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Stocks 91.9%		Stocks 91.9%
	Bonds 0.6%		Bonds 1.0%
	Convertible Securities 1.0%		Convertible Securities 1.1%
	Short-Term Investments and Net Other Assets 6.5%		Short-Term Investments and Net Other Assets 6.0%
* Foreign investments	9.3%	** Foreign investments	9.1%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 12.5%
Automobiles - 0.0%
Monaco Coach Corp.	220	$ 3,905
Hotels, Restaurants & Leisure - 4.1%
Brinker International, Inc. (a)	1,220	39,406
Caesars Entertainment, Inc. (a)	1,760	31,504
Carnival Corp. unit	220	11,123
Harrah's Entertainment, Inc.	870	50,912
Hilton Hotels Corp.	2,260	44,974
Mandalay Resort Group	860	59,168
Outback Steakhouse, Inc.	2,350	93,037
Royal Caribbean Cruises Ltd.	3,260	151,916
Wendy's International, Inc.	1,920	64,070
Yum! Brands, Inc.	1,510	65,685
		611,795
Household Durables - 0.7%
Blount International, Inc. (a)	400	5,784
Jarden Corp. (a)	650	22,828
Newell Rubbermaid, Inc.	3,790	81,712
		110,324
Leisure Equipment & Products - 0.9%
Brunswick Corp.	1,830	85,864
K2, Inc. (a)	2,360	38,279
RC2 Corp. (a)	210	5,851
		129,994
Media - 2.3%
Clear Channel Communications, Inc.	920	30,728
E.W. Scripps Co. Class A	540	25,769
Emmis Communications Corp. Class A (a)	2,320	43,384
NTL, Inc. (a)	140	9,311
The Reader's Digest Association, Inc. (non-vtg.)	4,510	63,501
Time Warner, Inc. (a)	2,150	35,776
Tribune Co.	1,500	64,800
Viacom, Inc. Class B (non-vtg.)	2,025	73,892
		347,161
Multiline Retail - 1.6%
Big Lots, Inc. (a)	5,180	64,180
Family Dollar Stores, Inc.	1,900	56,145
Nordstrom, Inc.	2,540	109,677
		230,002
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.8%
AutoNation, Inc. (a)	1,890	$ 32,565
Blockbuster, Inc.:
Class A	167	1,136
Class B	167	1,082
Circuit City Stores, Inc.	1,530	24,863
Foot Locker, Inc.	810	19,764
Limited Brands, Inc.	1,420	35,188
New York & Co., Inc.	100	2,070
Office Depot, Inc. (a)	1,660	26,875
Pier 1 Imports, Inc.	2,530	45,414
Select Comfort Corp. (a)	230	3,938
Sherwin-Williams Co.	150	6,408
Stage Stores, Inc. (a)	690	24,847
Toys 'R' Us, Inc. (a)	2,370	42,684
		266,834
Textiles Apparel & Luxury Goods - 1.1%
Liz Claiborne, Inc.	1,640	67,043
Polo Ralph Lauren Corp. Class A	1,050	38,777
Timberland Co. Class A (a)	490	30,086
Warnaco Group, Inc. (a)	1,100	22,440
		158,346
TOTAL CONSUMER DISCRETIONARY		1,858,361
CONSUMER STAPLES - 1.0%
Food & Staples Retailing - 0.7%
Safeway, Inc. (a)	5,120	93,389
Food Products - 0.3%
Bunge Ltd.	500	23,865
Dean Foods Co. (a)	690	20,597
Hormel Foods Corp.	150	4,217
		48,679
TOTAL CONSUMER STAPLES		142,068
ENERGY - 9.6%
Energy Equipment & Services - 8.0%
Baker Hughes, Inc.	2,600	111,358
BJ Services Co.	1,870	95,370
Cooper Cameron Corp. (a)	2,150	103,953
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
ENSCO International, Inc.	870	$ 26,579
FMC Technologies, Inc. (a)	1,230	37,183
GlobalSantaFe Corp.	500	14,750
Grant Prideco, Inc. (a)	3,925	80,698
Halliburton Co.	1,300	48,152
Helmerich & Payne, Inc.	2,430	69,377
Nabors Industries Ltd. (a)	1,320	64,838
National-Oilwell, Inc. (a)	3,350	112,929
Noble Corp. (a)	2,190	100,039
Pride International, Inc. (a)	1,590	29,383
Smith International, Inc. (a)	2,000	116,160
Tenaris SA sponsored ADR	400	17,908
Transocean, Inc. (a)	1,730	60,983
Varco International, Inc. (a)	650	17,992
Weatherford International Ltd. (a)	1,760	91,978
		1,199,630
Oil & Gas - 1.6%
Ashland, Inc.	1,980	114,088
McMoRan Exploration Co. (a)	400	5,544
Premcor, Inc. (a)	1,470	57,389
Valero Energy Corp.	1,340	57,580
		234,601
TOTAL ENERGY		1,434,231
FINANCIALS - 13.0%
Capital Markets - 2.0%
Charles Schwab Corp.	1,610	14,732
Janus Capital Group, Inc.	3,030	46,208
Lehman Brothers Holdings, Inc.	1,120	92,008
Merrill Lynch & Co., Inc.	1,700	91,698
State Street Corp.	1,100	49,555
		294,201
Commercial Banks - 1.9%
Bank of America Corp.	1,568	70,231
North Fork Bancorp, Inc., New York	200	8,820
UnionBanCal Corp.	1,250	75,938
Wachovia Corp.	2,250	110,723
Zions Bancorp	300	19,851
		285,563
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Consumer Finance - 0.5%
MBNA Corp.	2,700	$ 69,201
Diversified Financial Services - 0.1%
Citigroup, Inc.	400	17,748
Insurance - 3.5%
AFLAC, Inc.	1,250	44,850
AMBAC Financial Group, Inc.	1,260	98,356
Marsh & McLennan Companies, Inc.	1,320	36,511
MBIA, Inc.	1,890	109,355
MetLife, Inc.	1,760	67,496
Reinsurance Group of America, Inc.	910	39,203
Scottish Re Group Ltd.	470	10,575
St. Paul Travelers Companies, Inc.	2,730	92,711
Willis Group Holdings Ltd.	600	21,570
		520,627
Real Estate - 3.9%
Alexandria Real Estate Equities, Inc.	800	52,840
Apartment Investment & Management Co. Class A	1,010	37,057
Boston Properties, Inc.	690	41,207
CenterPoint Properties Trust (SBI)	1,480	68,524
Cornerstone Realty Income Trust, Inc.	800	7,856
Duke Realty Corp.	1,690	57,629
Equity Residential (SBI)	1,100	36,685
General Growth Properties, Inc.	1,400	46,186
General Growth Properties, Inc. warrants 11/9/04 (a)	120	91
HomeBanc Mortgage Corp. Georgia	1,700	14,790
Public Storage, Inc.	720	37,620
Reckson Associates Realty Corp.	1,800	54,630
Simon Property Group, Inc.	860	50,155
Vornado Realty Trust	1,020	68,544
		573,814
Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp.	3,060	97,706
Fannie Mae	540	37,881
Freddie Mac	470	31,302
		166,889
TOTAL FINANCIALS		1,928,043
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 9.6%
Biotechnology - 0.4%
CSL Ltd.	1,301	$ 28,055
Global Bio-Chem Technology Group Co. Ltd.	16,000	12,539
Millennium Pharmaceuticals, Inc. (a)	1,490	19,340
		59,934
Health Care Equipment & Supplies - 3.2%
Bausch & Lomb, Inc.	100	6,096
Baxter International, Inc.	6,150	189,174
Becton, Dickinson & Co.	870	45,675
Dade Behring Holdings, Inc. (a)	2,050	115,395
Fisher Scientific International, Inc. (a)	1,720	98,659
Thermo Electron Corp. (a)	490	14,210
		469,209
Health Care Providers & Services - 5.2%
Accredo Health, Inc. (a)	100	2,303
AmerisourceBergen Corp.	1,400	77,056
Community Health Systems, Inc. (a)	3,010	80,728
HCA, Inc.	2,940	107,986
Laboratory Corp. of America Holdings (a)	900	41,220
McKesson Corp.	2,900	77,314
Omnicare, Inc.	700	19,313
PacifiCare Health Systems, Inc. (a)	370	13,179
Pediatrix Medical Group, Inc. (a)	820	46,125
Quest Diagnostics, Inc.	1,130	98,920
Triad Hospitals, Inc. (a)	1,970	65,069
Universal Health Services, Inc. Class B	2,570	106,809
WebMD Corp. (a)	4,730	35,759
		771,781
Pharmaceuticals - 0.8%
Schering-Plough Corp.	6,290	113,912
Wyeth	220	8,723
		122,635
TOTAL HEALTH CARE		1,423,559
INDUSTRIALS - 13.0%
Aerospace & Defense - 2.8%
Bombardier, Inc. Class B (sub. vtg.)	1,000	2,299
EADS NV	2,360	67,499
GenCorp, Inc.	1,350	18,765
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Goodrich Corp.	1,850	$ 57,036
Honeywell International, Inc.	1,540	51,867
Lockheed Martin Corp.	530	29,198
Precision Castparts Corp.	2,270	136,200
Raytheon Co.	620	22,618
United Defense Industries, Inc. (a)	850	34,119
		419,601
Air Freight & Logistics - 0.5%
CNF, Inc.	940	41,153
Ryder System, Inc.	600	30,060
		71,213
Airlines - 0.4%
Ryanair Holdings PLC sponsored ADR (a)	1,610	46,336
Southwest Airlines Co.	900	14,193
		60,529
Building Products - 0.9%
Masco Corp.	3,770	129,160
Commercial Services & Supplies - 1.1%
Aramark Corp. Class B	2,300	51,865
John H. Harland Co.	270	8,702
Manpower, Inc.	1,050	47,513
Steelcase, Inc. Class A	2,980	39,038
Waste Connections, Inc. (a)	235	7,407
		154,525
Construction & Engineering - 1.4%
Dycom Industries, Inc. (a)	1,930	63,015
EMCOR Group, Inc. (a)	300	11,871
Fluor Corp.	2,570	119,351
Granite Construction, Inc.	530	12,868
		207,105
Electrical Equipment - 0.0%
A.O. Smith Corp.	100	2,654
Industrial Conglomerates - 0.9%
Textron, Inc.	1,040	70,876
Tyco International Ltd.	2,050	63,858
		134,734
Machinery - 3.9%
AGCO Corp. (a)	1,560	30,295
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Albany International Corp. Class A	2,650	$ 79,553
Crane Co.	1,170	32,608
Eaton Corp.	640	40,928
Harsco Corp.	1,770	85,757
JLG Industries, Inc.	1,900	31,692
Kennametal, Inc.	3,040	141,451
SPX Corp.	1,450	55,608
Wabash National Corp. (a)	1,920	47,194
Watts Water Technologies, Inc. Class A	1,290	33,463
		578,549
Road & Rail - 0.9%
Canadian National Railway Co.	1,305	70,284
CSX Corp.	1,780	64,970
		135,254
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	550	32,225
TOTAL INDUSTRIALS		1,925,549
INFORMATION TECHNOLOGY - 16.0%
Communications Equipment - 1.0%
Alcatel SA sponsored ADR (a)	3,680	53,765
Andrew Corp. (a)	1,030	14,399
Motorola, Inc.	4,350	75,081
		143,245
Computers & Peripherals - 3.6%
Dell, Inc. (a)	150	5,259
Maxtor Corp. (a)	12,480	36,941
NCR Corp. (a)	2,000	112,700
Seagate Technology	7,600	96,064
Storage Technology Corp. (a)	4,690	126,724
UNOVA, Inc. (a)	2,030	31,161
Western Digital Corp. (a)	16,250	135,363
		544,212
Electronic Equipment & Instruments - 5.0%
Arrow Electronics, Inc. (a)	3,380	80,985
Avnet, Inc. (a)	5,600	94,976
Celestica, Inc. (sub. vtg.) (a)	9,610	139,591
Flextronics International Ltd. (a)	14,470	174,364
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Ingram Micro, Inc. Class A (a)	1,800	$ 31,050
Mettler-Toledo International, Inc. (a)	2,160	103,464
Solectron Corp. (a)	3,090	16,130
Symbol Technologies, Inc.	6,670	97,982
		738,542
IT Services - 2.0%
Affiliated Computer Services, Inc. Class A (a)	1,250	68,188
BearingPoint, Inc. (a)	5,300	46,110
Ceridian Corp. (a)	8,530	147,143
Computer Sciences Corp. (a)	60	2,980
DST Systems, Inc. (a)	810	36,329
		300,750
Office Electronics - 1.3%
Xerox Corp. (a)	13,370	197,461
Semiconductors & Semiconductor Equipment - 0.9%
Agere Systems, Inc.:
Class A (a)	3,910	4,731
Class B (a)	13,380	15,387
AMIS Holdings, Inc. (a)	220	3,344
Fairchild Semiconductor International, Inc. (a)	1,390	19,974
Freescale Semiconductor, Inc. Class A	1,100	17,094
National Semiconductor Corp. (a)	2,100	35,070
Novellus Systems, Inc. (a)	1,440	37,310
		132,910
Software - 2.2%
Borland Software Corp. (a)	4,417	45,230
Cadence Design Systems, Inc. (a)	4,000	49,760
McAfee, Inc. (a)	4,150	100,430
PeopleSoft, Inc. (a)	400	8,308
Quest Software, Inc. (a)	2,400	35,208
Secure Computing Corp. (a)	800	6,276
Siebel Systems, Inc. (a)	2,700	25,650
Sybase, Inc. (a)	1,500	23,745
VERITAS Software Corp. (a)	1,500	32,820
		327,427
TOTAL INFORMATION TECHNOLOGY		2,384,547
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 9.4%
Chemicals - 2.7%
Albemarle Corp.	900	$ 32,265
Crompton Corp.	580	5,394
Dow Chemical Co.	820	36,851
Ferro Corp.	2,250	47,408
Great Lakes Chemical Corp.	1,910	48,934
Lyondell Chemical Co.	4,510	103,640
NOVA Chemicals Corp.	1,220	47,634
Olin Corp.	990	18,513
OMNOVA Solutions, Inc. (a)	3,380	17,711
PolyOne Corp. (a)	6,280	47,540
		405,890
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	670	30,505
Vulcan Materials Co.	800	39,824
		70,329
Containers & Packaging - 1.4%
Anchor Glass Container Corp.	1,150	9,890
Owens-Illinois, Inc. (a)	7,280	134,898
Packaging Corp. of America	2,410	52,851
Smurfit-Stone Container Corp. (a)	470	8,159
		205,798
Metals & Mining - 4.4%
Agnico-Eagle Mines Ltd.	2,210	34,134
Alcan, Inc.	3,550	164,259
Alcoa, Inc.	4,170	135,525
Gerdau AmeriSteel Corp. (a)	3,000	14,509
Gerdau SA sponsored ADR	700	10,332
IPSCO, Inc.	1,180	31,548
Newmont Mining Corp.	1,280	60,826
Nucor Corp.	2,800	118,244
Phelps Dodge Corp.	460	40,268
Steel Dynamics, Inc.	1,320	43,824
		653,469
Paper & Forest Products - 0.4%
Aracruz Celulose SA sponsored ADR	350	11,788
MeadWestvaco Corp.	1,650	52,025
		63,813
TOTAL MATERIALS		1,399,299
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.7%
BellSouth Corp.	2,010	$ 53,607
CenturyTel, Inc.	1,060	34,015
Citizens Communications Co.	5,330	71,422
SBC Communications, Inc.	1,670	42,184
Verizon Communications, Inc.	1,540	60,214
		261,442
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	4,280	73,573
SpectraSite, Inc. (a)	1,380	70,794
		144,367
TOTAL TELECOMMUNICATION SERVICES		405,809
UTILITIES - 5.1%
Electric Utilities - 4.4%
Edison International	3,560	108,580
Entergy Corp.	1,470	96,079
Exelon Corp.	1,500	59,430
PG&E Corp. (a)	2,900	92,916
PPL Corp.	1,810	94,120
TXU Corp.	2,540	155,499
Westar Energy, Inc.	2,400	50,280
		656,904
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. (a)	4,230	46,107
NRG Energy, Inc. (a)	2,000	55,480
		101,587
TOTAL UTILITIES		758,491
TOTAL COMMON STOCKS (Cost $12,938,102)		13,659,957
Convertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 7.25% PIERS	250	5,150
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 0.1%
Insurance - 0.1%
Hartford Financial Services Group, Inc. 6.00%	160	$ 8,968
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc. 7.00%	680	34,945
MATERIALS - 0.3%
Containers & Packaging - 0.3%
Owens-Illinois, Inc. 4.75%	1,070	40,607
UTILITIES - 0.4%
Gas Utilities - 0.2%
KeySpan Corp. 8.75% MEDS	500	26,870
Multi-Utilities & Unregulated Power - 0.2%
Dominion Resources, Inc. 8.75%	690	37,302
TOTAL UTILITIES		64,172
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $151,545)		153,842
Nonconvertible Bonds - 0.6%
	Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
K2, Inc. 7.375% 7/1/14 (c)	$ 10,000	10,850
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Tenet Healthcare Corp.:
5.375% 11/15/06	25,000	25,125
6.375% 12/1/11	30,000	27,300
		52,425
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	20,000	21,200
TOTAL NONCONVERTIBLE BONDS (Cost $80,241)		84,475
Money Market Funds - 8.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b) (Cost $1,213,361)	1,213,361	$ 1,213,361
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $14,383,249)		15,111,635
NET OTHER ASSETS - (1.7)%		(252,072)
NET ASSETS - 100%		$ 14,859,563
Security Type Abbreviations
MEDS	-	Mandatorily Exchangeable Debt Securities
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,850 or 0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (cost $14,383,249) - See accompanying schedule		$ 15,111,635
Receivable for investments sold		50,160
Receivable for fund shares sold		209,347
Dividends receivable		7,912
Interest receivable		4,067
Prepaid expenses		6,949
Receivable from investment adviser for expense reductions		18,276
Other receivables		572
Total assets		15,408,918

Liabilities
Payable for investments purchased	$ 494,890
Payable for fund shares redeemed	2,905
Accrued management fee	6,173
Distribution fees payable	6,584
Other affiliated payables	5,852
Other payables and accrued expenses	32,951
Total liabilities		549,355

Net Assets		$ 14,859,563
Net Assets consist of:
Paid in capital		$ 14,109,642
Undistributed net investment income		509
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,013
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		728,399
Net Assets		$ 14,859,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,543,202 ÷ 229,071 shares)	$ 11.10

Maximum offering price per share (100/94.25 of $11.10)	$ 11.78
Class T: Net Asset Value and redemption price per share ($5,581,210 ÷ 503,728 shares)	$ 11.08

Maximum offering price per share (100/96.50 of $11.08)	$ 11.48
Class B: Net Asset Value and offering price per share ($3,472,779 ÷ 314,775 shares) A	$ 11.03

Class C: Net Asset Value and offering price per share ($2,371,600 ÷ 214,981 shares) A	$ 11.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($890,772 ÷ 80,051 shares)	$ 11.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

December 23, 2003 (commencement of operations) to October 31, 2004

Investment Income
Dividends		$ 55,911
Special Dividends		7,493
Interest		9,686
Total income		73,090

Expenses
Management fee	$ 32,026
Transfer agent fees	18,014
Distribution fees	33,212
Accounting fees and expenses	28,864
Non-interested trustees' compensation	25
Custodian fees and expenses	25,223
Registration fees	86,558
Audit	35,200
Legal	4
Miscellaneous	53
Total expenses before reductions	259,179
Expense reductions	(156,857)	102,322
Net investment income (loss)		(29,232)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	50,907
Foreign currency transactions	(153)
Total net realized gain (loss)		50,754
Change in net unrealized appreciation (depreciation) on: Investment securities	728,386
Assets and liabilities in foreign currencies	13
Total change in net unrealized appreciation (depreciation)		728,399
Net gain (loss)		779,153
Net increase (decrease) in net assets resulting from operations		$ 749,921

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

December 23, 2003 (commencement of operations) to October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (29,232)
Net realized gain (loss)	50,754
Change in net unrealized appreciation (depreciation)	728,399
Net increase (decrease) in net assets resulting from operations	749,921
Share transactions - net increase (decrease)	14,109,642
Total increase (decrease) in net assets	14,859,563

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $509)	$ 14,859,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended October 31,	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02) F
Net realized and unrealized gain (loss)	1.12
Total from investment operations	1.10
Net asset value, end of period	$ 11.10
Total Return B, C, D	11.00%
Ratios to Average Net Assets H
Expenses before expense reductions	4.33% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.48% A
Net investment income (loss)	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,543
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period December 23, 2003 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04) F
Net realized and unrealized gain (loss)	1.12
Total from investment operations	1.08
Net asset value, end of period	$ 11.08
Total Return B, C, D	10.80%
Ratios to Average Net Assets H
Expenses before expense reductions	4.29% A
Expenses net of voluntary waivers, if any	1.75% A
Expenses net of all reductions	1.73% A
Net investment income (loss)	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,581
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period December 23, 2003 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08) F
Net realized and unrealized gain (loss)	1.11
Total from investment operations	1.03
Net asset value, end of period	$ 11.03
Total Return B, C, D	10.30%
Ratios to Average Net Assets H
Expenses before expense reductions	5.09% A
Expenses net of voluntary waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,473
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period December 23, 2003 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended October 31,	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08) F
Net realized and unrealized gain (loss)	1.11
Total from investment operations	1.03
Net asset value, end of period	$ 11.03
Total Return B, C, D	10.30%
Ratios to Average Net Assets H
Expenses before expense reductions	5.11% A
Expenses net of voluntary waivers, if any	2.25% A
Expenses net of all reductions	2.23% A
Net investment income (loss)	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,372
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period December 23, 2003 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended October 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01 E
Net realized and unrealized gain (loss)	1.12
Total from investment operations	1.13
Net asset value, end of period	$ 11.13
Total Return B, C	11.30%
Ratios to Average Net Assets G
Expenses before expense reductions	4.35% A
Expenses net of voluntary waivers, if any	1.25% A
Expenses net of all reductions	1.23% A
Net investment income (loss)	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 891
Portfolio turnover rate	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F For the period December 23, 2003 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Value Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,148,884
Unrealized depreciation	(420,842)
Net unrealized appreciation (depreciation)	728,042
Undistributed ordinary income	20,488
Undistributed long-term capital gain	1,249

Cost for federal income tax purposes	$ 14,383,593

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $14,791,124 and $1,668,569, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of ..30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,605	$ 1,340
Class T	.25%	.25%	8,300	2,601
Class B	.75%	.25%	12,460	10,663
Class C	.75%	.25%	9,847	8,511
			$ 33,212	$ 23,115

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,040
Class T	3,172
Class B*	767
Class C*	2
$ 12,981

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets*
Class A	$ 3,834.37
Class T	5,178.31
Class B	4,458.36
Class C	3,180.32
Institutional Class	1,364.21
	$ 18,014

*Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,802 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $302 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 29,688
Class T	1.75%	42,601
Class B	2.25%	35,626
Class C	2.25%	28,288
Institutional Class	1.25%	19,687
		$ 155,890

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $958 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $9.

Annual Report

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 23% of the total outstanding shares of the fund.

8. Share Transactions.

Transactions for each class of shares were as follows:

	December 23, 2003 (commencement of operations) to October 31, 2004
	Shares	Dollars
Class A
Shares sold	239,673	$ 2,513,591
Shares redeemed	(10,602)	(114,386)
Net increase (decrease)	229,071	$ 2,399,205
Class T
Shares sold	514,614	$ 5,453,190
Shares redeemed	(10,886)	(113,286)
Net increase (decrease)	503,728	$ 5,339,904
Class B
Shares sold	325,897	$ 3,430,732
Shares redeemed	(11,122)	(118,111)
Net increase (decrease)	314,775	$ 3,312,621
Class C
Shares sold	216,729	$ 2,265,640
Shares redeemed	(1,748)	(18,856)
Net increase (decrease)	214,981	$ 2,246,784
Institutional Class
Shares sold	80,999	$ 821,397
Shares redeemed	(948)	(10,269)
Net increase (decrease)	80,051	$ 811,128

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the period from December 23, 2003 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the period from December 23, 2003 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 10, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (44)

Year of Election or Appointment: 2003

Vice President of Advisor Value. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard B. Fentin (49)

Year of Election or Appointment: 2003

Vice President of Advisor Value. Mr. Fentin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fentin managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 2003

Secretary of Advisor Value. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of Advisor Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment:2004

Assistant Treasurer of Advisor Value. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/6/04	12/3/04	$.025

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FAVI-UANN-1204
1.809013.100

Fidelity® Advisor

Municipal Income Fund -
Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	29	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	38	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	45
Trustees and Officers	46
Distributions	57

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.75% sales charge) A	1.50%	6.28%	6.25%
Class T (incl. 3.50% sales charge)	2.72%	6.47%	6.34%
Class B (incl. contingent deferred sales charge)	0.70%	6.20%	6.23%
Class C (incl. contingent deferred sales charge) B	4.65%	6.42%	5.91%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class T on October 31, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Fidelity® Advisor Municipal Income Fund

Shaking off a negative return through the first half of 2004, the municipal bond market was among the best performers of any asset class for the 12-month period ending October 31, 2004. In the second quarter of 2004, bonds lost ground as strong labor markets helped fuel inflation expectations, consequently driving longer-term interest rates higher. In the third quarter, however, record-high crude oil prices and slower-than-expected gross domestic product growth led investors to reassess the degree of expected inflation and, thus, the magnitude and length of the current tightening cycle by the Federal Reserve Board. During this time, intermediate- and long-term municipal-to-taxable yield ratios remained fairly high, allowing municipal bonds to maintain their attractive valuations relative to Treasuries. For the year overall, the Lehman Brothers® Municipal Bond Index - a performance measure of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds - rose 6.04%. That beat the taxable bond market's gain: The Lehman Brothers Aggregate Bond Index returned 5.53% during the past 12 months.

For the 12 months ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 6.56%, 6.44%, 5.70% and 5.65%, respectively. During the same period, the LipperSM General Municipal Debt Funds Average returned 5.23% and the Lehman Brothers 3 Plus Year Municipal Bond Index gained 6.53%. Aiding the fund's outperformance of its Lipper peer group average was my approach to managing the fund's interest rate sensitivity. Performance was helped by avoiding positioning the fund to benefit from a specific interest rate outlook, a strategy that was particularly advantageous given the uncertainty surrounding the future level of interest rates. The fund's overweighting in lower-quality, investment-grade revenue bonds also helped versus the index, as they typically outperformed general obligation bonds, which are backed by more-cyclical tax revenues. Within the revenue sector, the fund's holdings in hospital and electric utility bonds worked in the fund's favor. Detracting from performance was an overweighting in callable bonds, which underperformed non-callable bonds as interest rates rose.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,050.80	$ 3.51
HypotheticalA	$ 1,000.00	$ 1,021.54	$ 3.46
Class T
Actual	$ 1,000.00	$ 1,051.00	$ 4.02
HypotheticalA	$ 1,000.00	$ 1,021.03	$ 3.97
Class B
Actual	$ 1,000.00	$ 1,047.00	$ 7.36
HypotheticalA	$ 1,000.00	$ 1,017.72	$ 7.28
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,046.30	$ 7.87
HypotheticalA	$ 1,000.00	$ 1,017.21	$ 7.79
Institutional Class
Actual	$ 1,000.00	$ 1,052.70	$ 2.68
HypotheticalA	$ 1,000.00	$ 1,022.35	$ 2.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.68%
Class T	.78%
Class B	1.43%
Class C	1.53%
Institutional Class	.52%

Annual Report

Investment Changes

Top Five States as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	15.7	15.2
Illinois	13.3	14.5
New York	9.8	9.5
Washington	9.3	9.1
California	8.4	7.9
Top Five Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	33.0	35.0
Electric Utilities	11.7	12.8
Transportation	11.5	11.2
Health Care	11.0	11.2
Water & Sewer	10.8	10.8
Average Years to Maturity as of October 31, 2004
		6 months ago
Years	15.9	15.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	7.4	7.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
AAA 69.4%	AAA 69.0%
AA,A 22.6%	AA,A 20.0%
BBB 6.3%	BBB 9.6%
Not Rated 0.6%	Not Rated 1.5%
Short-Term Investments and Net Other Assets 1.1%	Short-Term Investments and Net Other Assets* (0.1)%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

*Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Municipal Bonds - 98.9%
	Principal Amount	Value (Note 1)
Alabama - 0.2%
Oxford Gen. Oblig. 5.75% 5/1/25 (AMBAC Insured)	$ 1,000,000	$ 1,104,270
Alaska - 0.3%
Alaska Student Ln. Corp. Student Ln. Rev. Series A, 5.45% 7/1/09 (AMBAC Insured) (c)	1,500,000	1,610,775
Arizona - 0.6%
Arizona Student Ln. Acquisition Auth. Student Ln. Rev. Series A1, 5.875% 5/1/18 (c)	1,300,000	1,391,091
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev. 0% 12/1/14 (Escrowed to Maturity) (d)	3,750,000	2,525,850
		3,916,941
Arkansas - 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	1,000,000	1,043,540
California - 8.4%
California Dept. of Wtr. Resources Pwr. Supply Rev.:
Series 2002 A:
5.125% 5/1/18 (FGIC Insured)	1,000,000	1,096,120
5.75% 5/1/17	800,000	907,624
Series A:
5.5% 5/1/15 (AMBAC Insured)	1,000,000	1,133,060
5.875% 5/1/16	2,100,000	2,411,388
California Econ. Recovery:
Series 2004 A, 5% 7/1/16	1,400,000	1,510,768
Series A, 5.25% 7/1/13 (MBIA Insured)	700,000	797,237
California Gen. Oblig.:
4.5% 2/1/09	1,000,000	1,067,950
5% 12/1/11 (MBIA Insured)	3,000,000	3,362,010
5.25% 2/1/11	2,300,000	2,560,590
5.25% 2/1/14	2,400,000	2,680,224
5.25% 2/1/15	1,200,000	1,340,112
5.25% 2/1/16	1,000,000	1,110,430
5.5% 3/1/11	3,500,000	3,951,150
5.5% 4/1/30	500,000	536,575
5.5% 11/1/33	1,100,000	1,172,545
California Hsg. Fin. Agcy. Home Mtg. Rev.:
Series B, 5.2% 8/1/26 (MBIA Insured) (c)	35,000	35,060
Series R, 5.35% 8/1/07 (MBIA Insured) (c)	1,000,000	1,056,010
California Poll. Cont. Fing. Auth. Ctfs. of Prtn. (Pacific Gas & Elec. Co. Proj.) Series 2004 B, 3.3%, tender 6/1/07 (FGIC Insured) (b)(c)	1,200,000	1,227,948
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
California - continued
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series A, 5%, tender 5/1/13 (b)(c)	$ 2,000,000	$ 2,046,480
California State Univ. Rev. & Colleges Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	1,000,000	1,115,120
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice Gen. Proj.) 6% 7/1/09	1,930,000	1,956,769
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	700,000	709,569
5% 1/15/16 (MBIA Insured)	400,000	429,536
5.75% 1/15/40	600,000	606,444
Golden State Tobacco Securitization Corp.:
Series 2003 A1, 6.75% 6/1/39	1,200,000	1,184,160
Series 2003 B, 5.75% 6/1/23	1,800,000	1,871,712
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2001 A, 5.125% 7/1/41	4,000,000	4,086,400
Series A, 5.125% 7/1/41 (MBIA Insured)	1,300,000	1,331,824
Los Angeles Unified School District Series A:
5.375% 7/1/17 (MBIA Insured)	1,800,000	2,046,510
5.375% 7/1/18 (MBIA Insured)	1,000,000	1,129,770
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.) 6.375% 7/1/10	500,000	523,055
Sacramento Pwr. Auth. Cogeneration Proj. Rev. 6.5% 7/1/08	300,000	324,585
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series A, 0% 1/15/12 (MBIA Insured)	1,300,000	992,550
Univ. of California Revs. (UCLA Med. Ctr. Proj.) Series A:
5.5% 5/15/18 (AMBAC Insured)	1,755,000	1,978,306
5.5% 5/15/20 (AMBAC Insured)	2,000,000	2,237,640
		52,527,231
Colorado - 1.7%
Arapahoe County Cherry Creek School District #5 6% 12/15/15	1,250,000	1,436,550
Colorado Springs Arpt. Rev. Series C, 0% 1/1/08 (MBIA Insured)	870,000	797,042
Colorado Wtr. Resources Pwr. Dev. Auth. Clean Wtr. Rev. Series 2001 A:
5.625% 9/1/13	1,610,000	1,843,547
5.625% 9/1/14	1,745,000	1,992,389
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,200,000	1,345,716
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Colorado - continued
Larimer County School District #R1, Poudre 6% 12/15/17 (Pre-Refunded to 12/15/10 @ 100) (d)	$ 1,325,000	$ 1,550,422
Mesa County Residual Rev. 0% 12/1/11 (Escrowed to Maturity) (d)	2,275,000	1,768,517
		10,734,183
Connecticut - 0.8%
Connecticut Gen. Oblig.:
Series 2002 B, 5.5% 6/15/18	600,000	676,284
Series D, 5.375% 11/15/18	1,000,000	1,117,170
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (c)	3,350,000	3,349,833
		5,143,287
District Of Columbia - 2.1%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (Escrowed to Maturity) (d)	150,000	159,843
Series B, 5.25% 6/1/26 (FSA Insured)	6,000,000	6,285,240
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	1,490,000	1,685,220
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14 (MBIA Insured)	2,000,000	2,244,120
(Nat'l. Academy of Sciences Proj.) Series A, 5% 1/1/19 (AMBAC Insured)	2,500,000	2,660,950
		13,035,373
Florida - 1.0%
Dade County Aviation Rev. Series D, 5.75% 10/1/09 (AMBAC Insured) (c)	5,000,000	5,260,000
Florida Board of Ed. Lottery Rev. Series B, 6% 7/1/15 (FGIC Insured)	500,000	580,855
Seminole County School Board Ctfs. of Prtn. Series A, 5% 7/1/20 (MBIA Insured) (a)	500,000	530,215
		6,371,070
Georgia - 0.5%
Atlanta Wtr. & Wastewtr. Rev. 5% 11/1/43 (FSA Insured)	2,000,000	2,038,500
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	1,100,000	1,256,046
		3,294,546
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Series 2000 B, 8% 7/1/11 (FGIC Insured) (c)	$ 1,300,000	$ 1,638,780
Illinois - 13.3%
Chicago Board of Ed.:
Series A, 0% 12/1/16 (FGIC Insured)	1,300,000	771,446
5.75% 12/1/27 (AMBAC Insured)	1,460,000	1,615,271
Chicago Gen. Oblig.:
(City Colleges Proj.):
0% 1/1/16 (FGIC Insured)	6,120,000	3,778,182
0% 1/1/24 (FGIC Insured)	6,110,000	2,342,085
0% 1/1/28 (FGIC Insured)	5,000,000	1,475,700
(Neighborhoods Alive 21 Prog.):
Series 2000 A, 6% 1/1/28 (FGIC Insured)	1,400,000	1,578,780
5.5% 1/1/17 (FGIC Insured)	2,265,000	2,533,810
Series 2000 C, 5.5% 1/1/40 (FGIC Insured)	1,410,000	1,514,495
Series A:
5% 1/1/41 (MBIA Insured)	1,000,000	1,015,530
5% 1/1/42 (AMBAC Insured)	1,700,000	1,726,979
5.5% 1/1/38 (MBIA Insured)	1,000,000	1,076,920
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	1,500,000	1,565,535
Series B, 6% 1/1/09 (MBIA Insured) (c)	300,000	324,324
Chicago O'Hare Int'l. Arpt. Rev.:
Series A:
5.5% 1/1/16 (AMBAC Insured) (c)	1,000,000	1,055,690
6.25% 1/1/09 (AMBAC Insured) (c)	3,700,000	4,054,312
6.375% 1/1/15 (MBIA Insured)	1,400,000	1,437,548
5.5% 1/1/09 (AMBAC Insured) (c)	1,250,000	1,367,725
Chicago Park District Series 2001 A, 5.5% 1/1/19 (FGIC Insured)	1,000,000	1,106,930
Chicago Transit Auth. Cap. Grant Receipts Rev. (Douglas Branch Proj.) Series 2003 B, 4.25% 6/1/08 (AMBAC Insured)	1,400,000	1,422,372
Coles & Cumberland Counties Cmnty. Unit School District #2 5.8% 2/1/17 (FGIC Insured)	1,000,000	1,137,520
DuPage County Cmnty. High School District #108, Lake Park 5.6% 1/1/17 (FSA Insured)	3,190,000	3,652,965
Evanston Gen. Oblig. Series C, 5.25% 1/1/20	1,500,000	1,643,145
Illinois Gen. Oblig.:
First Series:
5.5% 8/1/19 (MBIA Insured)	2,500,000	2,815,275
5.75% 12/1/18 (MBIA Insured)	1,000,000	1,135,000
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Illinois Gen. Oblig.: - continued
5.5% 4/1/17 (MBIA Insured)	$ 1,000,000	$ 1,104,320
5.6% 4/1/21 (MBIA Insured)	1,000,000	1,103,500
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	3,000,000	3,198,240
(Decatur Memorial Hosp. Proj.) Series 2001, 5.75% 10/1/24	2,100,000	2,183,370
(Lake Forest Hosp. Proj.) 6% 7/1/33	1,000,000	1,057,460
(Riverside Health Sys. Proj.) 6.8% 11/15/20 (Pre-Refunded to 11/15/10 @ 101) (d)	1,500,000	1,830,525
Illinois Sales Tax Rev.:
First Series 2001, 5.5% 6/15/13	3,250,000	3,680,105
6% 6/15/20	600,000	687,624
Kane & DuPage Counties Cmnty. Unit School District #303, Saint Charles Series A, 5.5% 1/1/17 (FSA Insured)	2,000,000	2,246,140
Kane County School District #129, Aurora West Side Series A:
5.75% 2/1/16 (FGIC Insured)	1,000,000	1,145,700
5.75% 2/1/18 (FGIC Insured)	2,000,000	2,280,380
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School District #300, Carpentersville 5.5% 12/1/16 (MBIA Insured)	1,000,000	1,127,160
Lake County Cmnty. Consolidated School District #50, Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	1,075,000	1,200,485
Lake County Warren Township High School District #121, Gurnee Series C, 5.5% 3/1/23 (AMBAC Insured)	1,795,000	2,018,944
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	1,000,000	1,102,210
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	2,000,000	457,000
5.75% 6/15/41 (MBIA Insured)	3,300,000	3,682,239
Series A:
0% 6/15/16 (FGIC Insured)	2,370,000	1,446,127
0% 12/15/24 (MBIA Insured)	3,000,000	1,118,070
0% 6/15/31 (MBIA Insured)	1,800,000	446,202
0% 6/15/36 (MBIA Insured)	5,000,000	950,300
0% 6/15/37 (MBIA Insured)	3,160,000	567,947
0% 12/15/37 (MBIA Insured)	2,000,000	350,100
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.): - continued
Series A:
0% 6/15/40 (MBIA Insured)	$ 7,400,000	$ 1,123,320
Ogle Lee & DeKalb Counties Township High School District #212 6% 12/1/16 (MBIA Insured)	1,000,000	1,178,270
Univ. of Illinois Auxiliary Facilities Sys. Rev. 0% 4/1/15 (MBIA Insured)	3,700,000	2,383,466
Will County Forest Preservation District Series B, 0% 12/1/14 (FGIC Insured)	1,000,000	655,230
		82,471,973
Indiana - 1.0%
Anderson Ind. School Bldg. Corp. 5.5% 7/15/23 (FSA Insured)	1,330,000	1,479,426
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis Health Svc. Proj.) 5.5% 11/1/31	1,500,000	1,556,055
New Albany Floyd County Independent School Bldg. Corp. 5.75% 7/15/17 (FGIC Insured)	1,000,000	1,150,870
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (c)	2,000,000	2,086,540
		6,272,891
Iowa - 0.9%
Iowa Fin. Auth. Hosp. Facilities Rev. 5.875% 2/15/30 (AMBAC Insured)	1,870,000	2,060,422
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	4,000,000	3,382,200
		5,442,622
Kansas - 2.0%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.):
Series A, 4.75%, tender 10/1/07 (b)	1,000,000	1,046,990
Series C, 2.38%, tender 9/1/05 (b)	1,200,000	1,197,048
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity of Leavenworth Health Services Corp. Proj.) Series J, 6.25% 12/1/28	1,500,000	1,659,090
Kansas Dev. Fin. Auth. Pub. Wtr. Supply Revolving Ln. Fund Rev.:
(Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5% 12/1/13 (MBIA Insured)	2,390,000	2,595,373
5% 12/1/14 (MBIA Insured)	500,000	538,700
5.25% 12/1/09 (MBIA Insured)	1,420,000	1,557,101
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Kansas - continued
Kansas Dev. Fin. Auth. Pub. Wtr. Supply Revolving Ln. Fund Rev.: - continued
(Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5.25% 12/1/11 (MBIA Insured)	$ 1,750,000	$ 1,916,443
Series 2000 2, 5.75% 4/1/16 (Pre-Refunded to 10/1/10 @ 100) (d)	1,550,000	1,793,815
		12,304,560
Kentucky - 1.3%
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev. Series A:
5.25% 5/15/37 (FGIC Insured)	1,300,000	1,386,983
5.75% 5/15/33 (FGIC Insured)	6,050,000	6,719,312
		8,106,295
Maine - 1.6%
Maine Tpk. Auth. Tpk. Rev.:
Series 2000, 5.75% 7/1/28 (FGIC Insured)	8,100,000	9,000,720
5.25% 7/1/30 (FSA Insured)	1,000,000	1,061,760
		10,062,480
Maryland - 0.5%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good Samaritan Hosp. Proj.) 5.75% 7/1/13 (Escrowed to Maturity) (d)	2,680,000	3,080,928
Massachusetts - 3.7%
Massachusetts Bay Trans. Auth.:
Series 1997 D, 5% 3/1/27	2,000,000	2,044,680
Series A:
5.375% 3/1/19	1,000,000	1,050,730
5.75% 3/1/26	2,000,000	2,197,260
Massachusetts Gen. Oblig.:
Series C, 5.25% 11/1/30 (Pre-Refunded to 11/1/12 @ 100) (d)	1,000,000	1,129,300
Series D, 5.25% 10/1/22 (Pre-Refunded to 10/1/13 @ 100) (d)	1,200,000	1,360,524
Massachusetts Health & Edl. Facilities Auth. Rev. (New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	500,000	512,530
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/08	800,000	719,304
0% 8/1/10	4,500,000	3,648,060
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Massachusetts - continued
Massachusetts Spl. Oblig. Dedicated Tax Rev. 5.75% 1/1/32 (FGIC Insured)	$ 2,000,000	$ 2,262,000
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	10,000	10,865
Massachusetts Wtr. Resources Auth. Series A, 5.75% 8/1/39 (FGIC Insured)	7,000,000	7,830,340
		22,765,593
Michigan - 2.0%
Detroit Gen. Oblig. Series A, 5% 4/1/08 (FSA Insured) (a)	3,400,000	3,673,768
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.25% 7/1/33 (FGIC Insured)	1,065,000	1,111,008
Ecorse Pub. School District 5.5% 5/1/27 (FGIC Insured)	1,000,000	1,063,910
Michigan Hosp. Fin. Auth. Hosp. Rev.:
(Ascension Health Cr. Group Proj.) Series A, 6.125% 11/15/26 (Pre-Refunded to 11/15/09 @ 101) (d)	300,000	350,982
(McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	2,000,000	2,039,340
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) 6.25% 1/1/09	2,310,000	2,588,055
Zeeland Pub. Schools 5.375% 5/1/25 (FGIC Insured)	1,500,000	1,620,075
		12,447,138
Minnesota - 1.2%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	1,800,000	1,842,372
Minneapolis Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2002 A, 6% 11/15/23	1,000,000	1,073,800
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.) Series D, 6.4% 7/1/15 (c)	530,000	541,628
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	590,000	620,822
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	2,000,000	2,233,620
Saint Paul Port Auth. Lease Rev. Series 2003 11, 5.25% 12/1/18	1,000,000	1,117,310
		7,429,552
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Missouri - 0.2%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/21	$ 1,010,000	$ 1,094,456
Montana - 0.3%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Projs.) Series A, 5.2%, tender 5/1/09 (b)	1,100,000	1,167,386
Montana Board of Regents Higher Ed. Rev. (Montana State Univ. Proj.) 5% 11/15/34 (AMBAC Insured)	1,000,000	1,028,970
		2,196,356
Nevada - 0.8%
Clark County Arpt. Rev. Series C, 5.375% 7/1/22 (AMBAC Insured) (c)	1,000,000	1,063,830
Clark County Gen. Oblig.:
(Park & Reg'l. Justice Ctr. Proj.) 5.75% 11/1/24 (FGIC Insured)	1,000,000	1,105,380
Series 2000, 5.5% 7/1/30 (MBIA Insured)	500,000	534,130
Las Vegas Valley Wtr. District Series B:
5.25% 6/1/16 (MBIA Insured)	1,000,000	1,114,970
5.25% 6/1/17 (MBIA Insured)	1,000,000	1,109,040
		4,927,350
New Jersey - 1.7%
New Jersey Tpk. Auth. Tpk. Rev. Series A, 5.625% 1/1/15 (MBIA Insured)	185,000	205,389
New Jersey Trans. Trust Fund Auth.:
Series 2003 C, 5.5% 6/15/22	3,600,000	4,002,300
Series C, 5.5% 6/15/19	900,000	1,016,721
North Hudson Swr. Auth. Swr. Rev. Series A, 5.25% 8/1/17 (FGIC Insured)	2,000,000	2,220,120
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19	600,000	597,228
6.125% 6/1/24	1,100,000	1,073,446
6.125% 6/1/42	1,600,000	1,424,464
		10,539,668
New Mexico - 1.3%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (c)	3,970,000	4,443,383
6.75% 7/1/09 (AMBAC Insured) (c)	450,000	520,826
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Mexico - continued
Albuquerque Arpt. Rev.: - continued
6.75% 7/1/11 (AMBAC Insured) (c)	$ 1,805,000	$ 2,135,550
New Mexico Edl. Assistance Foundation Student Ln. Rev. Series IV A2, 6.65% 3/1/07	1,000,000	1,032,150
		8,131,909
New York - 9.8%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City School District Proj.):
5.75% 5/1/16 (FSA Insured)	1,500,000	1,743,075
5.75% 5/1/21 (FSA Insured)	1,200,000	1,369,188
Metropolitan Trans. Auth. Rev. Series 2002 A, 5.75% 11/15/32	4,300,000	4,717,358
Metropolitan Trans. Auth. Svc. Contract Rev.:
Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (d)	1,000,000	1,015,450
Series O, 5.75% 7/1/13 (Escrowed to Maturity) (d)	700,000	805,259
Metropolitan Trans. Auth. Transit Facilities Rev. Series C, 4.75% 7/1/16 (Pre-Refunded to 1/1/12 @ 100) (d)	150,000	166,389
Nassau County Gen. Oblig. Series Z:
5% 9/1/11 (FGIC Insured)	300,000	327,459
5% 9/1/13 (FGIC Insured)	850,000	921,655
New York City Gen. Oblig.:
Series A, 5.25% 11/1/14 (MBIA Insured)	600,000	669,390
Series C, 5.75% 3/15/27 (FSA Insured)	500,000	559,100
Series E, 6% 8/1/11	25,000	26,901
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (c)	800,000	828,000
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One Group Assoc. Proj.) 5.9% 1/1/06 (c)	8,680,000	8,830,424
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series A:
5.125% 6/15/34 (MBIA Insured)	2,000,000	2,075,940
6% 6/15/28	1,500,000	1,716,660
Series B:
5.75% 6/15/26	5,000,000	5,466,500
5.75% 6/15/29	5,000,000	5,457,150
5.75% 6/15/29 (MBIA Insured)	1,500,000	1,642,365
New York City Trust Cultural Resources Rev. (Museum of Modern Art Proj.) Series 2001 D, 5.125% 7/1/31 (AMBAC Insured)	1,000,000	1,039,470
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.) Series C, 7.5% 7/1/10	$ 500,000	$ 573,300
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14 (MBIA Insured)	6,150,000	6,679,700
Series 2002 A, 5.75% 10/1/17 (MBIA Insured)	1,000,000	1,162,030
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. Series F:
4.875% 6/15/18	870,000	912,195
4.875% 6/15/20	795,000	829,161
5% 6/15/15	305,000	324,593
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	500,000	562,065
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	305,000	340,539
New York State Urban Dev. Corp. Rev. Series C1, 5.5% 3/15/18 (FGIC Insured)	1,000,000	1,132,600
New York Transitional Fin. Auth. Rev. Series A, 5.75% 2/15/16	400,000	452,496
Sales Tax Asset Receivables Corp. Series A, 5.25% 10/15/27 (AMBAC Insured) (a)	1,500,000	1,613,715
Tobacco Settlement Fing. Corp. Series A1:
5.25% 6/1/21 (AMBAC Insured)	1,000,000	1,082,680
5.25% 6/1/22 (AMBAC Insured)	950,000	1,022,846
5.5% 6/1/16	4,700,000	5,136,630
		61,202,283
New York & New Jersey - 0.1%
Port Auth. of New York & New Jersey 124th Series, 5% 8/1/13 (FGIC Insured) (c)	500,000	529,750
North Carolina - 2.9%
Dare County Ctfs. of Prtn. 5.25% 6/1/15 (AMBAC Insured)	1,195,000	1,348,904
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ. Proj.) Series A:
5.125% 10/1/41	1,050,000	1,077,836
5.125% 7/1/42	4,860,000	5,005,071
5.25% 7/1/42	1,300,000	1,353,833
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	1,500,000	1,645,575
Series B:
5.875% 1/1/21 (MBIA Insured)	3,050,000	3,331,790
7.25% 1/1/07	1,000,000	1,095,060
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
North Carolina - continued
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.: - continued
Series C, 5.5% 1/1/07	$ 700,000	$ 741,762
Series D, 6.7% 1/1/19	1,115,000	1,257,854
North Carolina Infrastructure Fin. Corp. Ctfs. of Prtn. (North Carolina Correctional Facilities Proj.) Series A, 5% 2/1/18	1,000,000	1,088,240
		17,945,925
Ohio - 0.8%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series B, 8.875% 8/1/08 (c)	1,005,000	1,012,487
Fairborn City School District (School Impt. Proj.) 5.75% 12/1/26 (FSA Insured)	1,000,000	1,109,890
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	1,455,000	1,609,288
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) 5.375% 12/1/17	1,000,000	1,120,460
Plain Local School District 6% 12/1/25 (FGIC Insured)	410,000	470,270
		5,322,395
Oklahoma - 1.3%
Oklahoma Industries Auth. Rev.:
(Health Sys. Oblig. Group Proj.) Series A, 5.75% 8/15/29 (MBIA Insured)	1,500,000	1,628,475
6% 8/15/19 (MBIA Insured)	3,000,000	3,394,530
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	3,000,000	3,330,090
		8,353,095
Oregon - 1.0%
Oregon Dept. Administrative Svcs. Ctfs. of Prtn. Series A, 5.375% 5/1/15 (AMBAC Insured)	1,715,000	1,908,726
Portland Swr. Sys. Rev. Series 2000 A, 5.75% 8/1/18 (FGIC Insured)	500,000	569,425
Tri-County Metropolitan Trans. District Rev. Series A:
5.75% 8/1/18	1,000,000	1,136,600
5.75% 8/1/19	2,080,000	2,361,778
		5,976,529
Pennsylvania - 3.2%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (c)	1,000,000	1,063,140
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	$ 1,000,000	$ 1,113,990
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,595,000	1,785,172
Delaware County Auth. College Rev. (Haverford College Proj.) 5.75% 11/15/29	3,500,000	3,886,365
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series A, 6% 6/1/16 (AMBAC Insured)	1,860,000	2,232,223
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (c)	2,000,000	2,091,100
Pennsylvania Higher Edl. Facilities Auth. Rev. (Lafayette College Proj.) 6% 5/1/30	3,065,000	3,459,128
Tredyffrin-Easttown School District 5.5% 2/15/15	2,010,000	2,250,838
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/21 (FGIC Insured)	5,000,000	2,309,150
		20,191,106
Puerto Rico - 0.2%
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/32 (Escrowed to Maturity) (d)	1,000,000	1,097,640
Rhode Island - 1.2%
North Kingstown Gen. Oblig. 5.8% 10/1/21 (FGIC Insured)	1,320,000	1,497,329
Providence Redev. Agcy. Rev. Series A, 5.75% 4/1/29 (AMBAC Insured)	800,000	881,976
Rhode Island Port Auth. & Econ. Dev. Corp. Arpt. Rev. Series A, 7% 7/1/14 (FSA Insured) (c)	4,000,000	4,858,400
		7,237,705
South Carolina - 0.6%
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (c)	1,000,000	1,021,860
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21 (Pre-Refunded to 12/15/10 @ 102) (d)	1,000,000	1,240,990
South Carolina Pub. Svc. Auth. Rev. Series A, 5.5% 1/1/16 (FGIC Insured) (a)	1,000,000	1,116,590
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	545,000	517,914
		3,897,354
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Tennessee - 0.8%
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Rev. (Ascension Health Cr. Group Proj.) Series A:
5.875% 11/15/28 (Pre-Refunded to 11/15/09 @ 101) (d)	$ 400,000	$ 461,252
6% 11/15/30 (Pre-Refunded to 11/15/09 @ 101) (d)	600,000	695,376
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Hosp. Proj.):
6.5% 9/1/26 (Escrowed to Maturity) (d)	1,120,000	1,339,229
6.5% 9/1/26 (Pre-Refunded to 9/1/12 @ 100) (d)	1,880,000	2,300,650
		4,796,507
Texas - 15.7%
Aldine Independent School District 5.5% 2/15/13	3,150,000	3,557,232
Alvin Independent School District 5.75% 8/15/21	1,000,000	1,128,410
Canyon Independent School District Series A, 5.5% 2/15/18	1,575,000	1,774,805
Comal Independent School District 5.75% 8/1/28	2,000,000	2,184,300
Corpus Christi Util. Sys. Rev. 5.25% 7/15/18 (FSA Insured)	1,500,000	1,638,915
Cypress-Fairbanks Independent School District:
Series A:
0% 2/15/14	3,200,000	2,191,456
0% 2/15/16	1,400,000	862,596
5.75% 2/15/21	1,000,000	1,134,670
Dallas Independent School District Series 5, 5.25% 8/15/13 (a)	1,000,000	1,108,070
El Paso Gen. Oblig. 5.75% 8/15/25 (FSA Insured)	4,500,000	4,891,950
Garland Independent School District 5.5% 2/15/19	2,500,000	2,755,025
Grapevine Gen. Oblig. 5.75% 8/15/18 (FGIC Insured)	1,250,000	1,418,275
Guadalupe-Blanco River Auth. Contract Rev. (Western Canyon Reg'l. Wtr. Supply Proj.) 5.25% 4/15/20 (MBIA Insured)	1,000,000	1,096,630
Harris County Gen. Oblig. 0% 10/1/17 (MBIA Insured)	2,500,000	1,431,175
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12	1,000,000	1,109,600
5.75% 2/15/21	1,310,000	1,407,661
Houston Arpt. Sys. Rev.:
Series A, 5.625% 7/1/19 (FSA Insured) (c)	1,000,000	1,096,710
Series B, 5.5% 7/1/30 (FSA Insured)	1,400,000	1,486,842
Houston Independent School District 0% 8/15/13	1,300,000	914,849
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Hurst Euless Bedford Independent School District 0% 8/15/11	$ 1,000,000	$ 781,170
Kennedale Independent School District 5.5% 2/15/29	1,100,000	1,187,340
Lewisville Independent School District 0% 8/15/19	2,340,000	1,200,350
Los Fresnos Independent School District:
5.75% 8/15/13	1,040,000	1,190,051
5.75% 8/15/14	1,100,000	1,255,573
Lower Colorado River Auth. Transmission Contract Rev. (LCRA Transmission Services Corp. Proj.) Series C, 5.25% 5/15/19 (AMBAC Insured)	1,000,000	1,105,110
Mansfield Independent School District 5.5% 2/15/17	2,000,000	2,238,940
Montgomery County Muni. Util. District #46 5% 3/1/21 (FSA Insured)	1,040,000	1,096,274
Mount Pleasant Independent School District 5.5% 2/15/22	2,590,000	2,852,600
North Central Health Facilities Dev. Corp. Rev. (Children's Med. Ctr. of Dallas Proj.) 5.5% 8/15/16 (AMBAC Insured)	1,230,000	1,375,546
Northside Independent School District 5.5% 2/15/15	2,000,000	2,240,420
Northwest Texas Independent School District 5.5% 8/15/21	3,185,000	3,538,599
Pearland Independent School District 5.875% 2/15/17	1,205,000	1,384,111
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series B, 5.75%, tender 11/1/11 (b)(c)	4,000,000	4,319,600
San Antonio Elec. & Gas Systems Rev. 5.5% 2/1/20 (Pre-Refunded to 2/1/07 @ 101) (d)	75,000	81,448
San Benito Consolidated Independent School District 6% 2/15/25	900,000	1,024,200
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/14 (AMBAC Insured)	2,245,000	2,571,760
Spring Branch Independent School District 5.375% 2/1/18	1,000,000	1,097,750
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	1,000,000	1,035,660
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/11 (AMBAC Insured)	4,705,000	3,679,357
0% 9/1/15 (MBIA Insured)	1,000,000	637,700
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.) 6.25% 8/1/09 (MBIA Insured)	1,000,000	1,096,880
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
Series A, 0% 8/15/29 (AMBAC Insured)	8,000,000	2,167,520
5.5% 8/15/39 (AMBAC Insured)	4,050,000	4,357,719
5.75% 8/15/38 (AMBAC Insured)	3,775,000	4,210,824
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Texas Tpk. Auth. Dallas North Tollway Rev. 5.25% 1/1/23 (FGIC Insured)	$ 2,600,000	$ 2,696,902
Texas Wtr. Dev. Board Rev. Series A, 5.5% 7/15/21	1,000,000	1,088,300
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (Pre-Refunded to 11/15/09 @ 101) (d)	4,000,000	4,713,520
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg'l. Health Care Ctr. Proj.) 6% 7/1/27	1,000,000	1,040,360
White Settlement Independent School District 5.75% 8/15/34	1,040,000	1,158,591
Williamson County Gen. Oblig.:
5.5% 2/15/19 (FSA Insured)	1,355,000	1,510,568
6% 8/15/19 (FGIC Insured)	1,000,000	1,167,390
Yselta Independent School District 0% 8/15/09	4,065,000	3,498,746
		97,790,050
Utah - 1.8%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
6.5% 7/1/09 (AMBAC Insured)	365,000	424,893
6.5% 7/1/09 (Escrowed to Maturity) (d)	635,000	744,849
Series B:
5.75% 7/1/16 (MBIA Insured)	2,500,000	2,760,125
6% 7/1/16 (MBIA Insured)	7,000,000	7,568,750
		11,498,617
Vermont - 0.3%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	1,000,000	1,137,630
Series A, 5.75% 12/1/18 (AMBAC Insured)	400,000	456,100
		1,593,730
Virginia - 0.9%
Virginia Commonwealth Trans. Board Trans. Rev. (U.S. Route 58 Corridor Dev. Prog.) Series B, 5.75% 5/15/21	1,965,000	2,212,492
Virginia Resources Auth. Clean Wtr. State Revolving Fund Rev.:
5.625% 10/1/22	1,250,000	1,399,038
5.75% 10/1/19	1,750,000	1,996,488
		5,608,018
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Washington - 9.3%
Chelan County Pub. Util. District #1 Rev. Series B, 4.5% 7/1/08 (FGIC Insured) (a)	$ 1,040,000	$ 1,094,340
Clark County School District #114, Evergreen 5.375% 12/1/14 (FSA Insured)	3,040,000	3,442,922
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	4,000,000	4,658,760
Grant County Pub. Util. District #2 (Priest Rapids Hydro-Elec. Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (c)	1,715,000	1,859,111
King County Swr. Rev. Series B:
5.125% 1/1/33 (FSA Insured)	2,800,000	2,886,884
5.5% 1/1/21 (FSA Insured)	1,615,000	1,776,161
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25% 12/1/14 (AMBAC Insured) (c)	3,000,000	3,216,540
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	1,000,000	1,119,240
Spokane County School District #81 5.25% 12/1/18 (FSA Insured)	1,000,000	1,101,710
Spokane Pub. Facilities District Hotel & Motel Tax & Sales Use Tax Rev. 5.75% 12/1/24 (MBIA Insured)	1,000,000	1,133,280
Tacoma Elec. Sys. Rev.:
Series 2001 A, 5.75% 1/1/20 (FSA Insured)	1,000,000	1,132,880
Series A, 5.625% 1/1/21 (FSA Insured)	1,300,000	1,454,570
Tumwater School District #33, Thurston County Series 1996 B, 0% 12/1/10 (FGIC Insured)	4,000,000	3,226,760
Univ. of Washington Univ. Revs. (Student Facilities Fee Prog.) 5.8% 6/1/30 (FSA Insured)	3,000,000	3,302,010
Washington Gen. Oblig.:
Series 2000 A, 5.625% 7/1/24	2,000,000	2,183,220
Series 2001 C, 5.25% 1/1/16	1,000,000	1,099,010
Series C, 5.25% 1/1/26 (FSA Insured)	1,000,000	1,056,280
Series R 97A, 0% 7/1/19 (MBIA Insured)	1,200,000	611,892
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	3,000,000	3,383,250
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. 5.4% 7/1/12	16,000,000	18,018,069
		57,756,889
Wisconsin - 1.1%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	940,000	914,676
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	1,000,000	1,117,550
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	$ 1,500,000	$ 1,566,270
(Wheaton Franciscan Svcs., Inc. Proj.):
Series A, 5.5% 8/15/16	1,000,000	1,078,100
5.75% 8/15/30	1,500,000	1,579,770
6.25% 8/15/22	600,000	658,716
		6,915,082
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $575,739,450)	615,406,442
NET OTHER ASSETS - 1.1%	6,725,099
NET ASSETS - 100%	$ 622,131,541
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	33.0%
Electric Utilities	11.7%
Transportation	11.5%
Health Care	11.0%
Water & Sewer	10.8%
Education	6.4%
Others* (individually less than 5%)	15.6%
100.0%
*Includes net other assets
Income Tax Information
The fund hereby designates approximately $2,097,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (cost $575,739,450) - See accompanying schedule		$ 615,406,442
Cash		4,481,236
Receivable for fund shares sold		4,545,006
Interest receivable		9,017,719
Other receivables		1,490
Total assets		633,451,893

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 8,968,407
Payable for fund shares redeemed	1,095,507
Distributions payable	749,484
Accrued management fee	195,098
Distribution fees payable	200,588
Other affiliated payables	72,719
Other payables and accrued expenses	38,549
Total liabilities		11,320,352

Net Assets		$ 622,131,541
Net Assets consist of:
Paid in capital		$ 577,317,496
Distributions in excess of net investment income		(199,472)
Accumulated undistributed net realized gain (loss) on investments		5,346,525
Net unrealized appreciation (depreciation) on investments		39,666,992
Net Assets		$ 622,131,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($101,763,222 ÷ 7,662,450 shares)	$ 13.28

Maximum offering price per share (100/95.25 of $13.28)	$ 13.94
Class T: Net Asset Value and redemption price per share ($319,733,537 ÷ 24,027,752 shares)	$ 13.31

Maximum offering price per share (100/96.50 of $13.31)	$ 13.79
Class B: Net Asset Value and offering price per share ($97,487,123 ÷ 7,355,715 shares)A	$ 13.25

Class C: Net Asset Value and offering price per share ($58,984,038 ÷ 4,434,572 shares)A	$ 13.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($44,163,621 ÷ 3,336,336 shares)	$ 13.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended October 31, 2004

Investment Income
Interest		$ 30,132,009

Expenses
Management fee	$ 2,380,958
Transfer agent fees	691,776
Distribution fees	2,516,376
Accounting fees and expenses	168,773
Non-interested trustees' compensation	3,893
Custodian fees and expenses	12,439
Registration fees	85,426
Audit	46,461
Legal	8,160
Miscellaneous	10,598
Total expenses before reductions	5,924,860
Expense reductions	(17,348)	5,907,512
Net investment income		24,224,497
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		5,732,408
Change in net unrealized appreciation (depreciation) on investment securities		8,110,994
Net gain (loss)		13,843,402
Net increase (decrease) in net assets resulting from operations		$ 38,067,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 24,224,497	$ 25,195,637
Net realized gain (loss)	5,732,408	9,116,247
Change in net unrealized appreciation (depreciation)	8,110,994	(3,367,057)
Net increase (decrease) in net assets resulting from operations	38,067,899	30,944,827
Distributions to shareholders from net investment income	(24,158,959)	(25,330,647)
Distributions to shareholders from net realized gain	(1,087,792)	(96,841)
Total distributions	(25,246,751)	(25,427,488)
Share transactions - net increase (decrease)	(33,873,509)	22,471,782
Total increase (decrease) in net assets	(21,052,361)	27,989,121

Net Assets
Beginning of period	643,183,902	615,194,781
End of period (including distributions in excess of net investment income of $199,472 and undistributed net investment income of $63,585, respectively)	$ 622,131,541	$ 643,183,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 12.87	$ 12.70	$ 12.02	$ 11.69
Income from Investment Operations
Net investment incomeC	.533	.539	.557E	.584	.591
Net realized and unrealized gain (loss)	.301	.137	.168E	.679	.337
Total from investment operations	.834	.676	.725	1.263	.928
Distributions from net investment income	(.532)	(.544)	(.555)	(.583)	(.598)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.554)	(.546)	(.555)	(.583)	(.598)
Net asset value, end of period	$ 13.28	$ 13.00	$ 12.87	$ 12.70	$ 12.02
Total ReturnA,B	6.56%	5.33%	5.88%	10.72%	8.17%
Ratios to Average Net AssetsD
Expenses before expense reductions	.69%	.68%	.69%	.69%	.72%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.69%	.72%
Expenses net of all reductions	.69%	.68%	.67%	.62%	.72%
Net investment income	4.07%	4.15%	4.41%E	4.70%	5.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,763	$ 87,406	$ 67,457	$ 46,796	$ 22,780
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.03	$ 12.89	$ 12.72	$ 12.04	$ 11.70
Income from Investment Operations
Net investment incomeC	.522	.529	.546E	.572	.583
Net realized and unrealized gain (loss)	.299	.144	.166E	.679	.343
Total from investment operations	.821	.673	.712	1.251	.926
Distributions from net investment income	(.519)	(.531)	(.542)	(.571)	(.586)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.541)	(.533)	(.542)	(.571)	(.586)
Net asset value, end of period	$ 13.31	$ 13.03	$ 12.89	$ 12.72	$ 12.04
Total ReturnA,B	6.44%	5.30%	5.76%	10.59%	8.14%
Ratios to Average Net AssetsD
Expenses before expense reductions	.79%	.78%	.79%	.79%	.81%
Expenses net of voluntary waivers, if any	.79%	.78%	.79%	.79%	.81%
Expenses net of all reductions	.78%	.77%	.77%	.72%	.81%
Net investment income	3.97%	4.06%	4.31%E	4.60%	4.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 319,734	$ 340,542	$ 354,030	$ 369,295	$ 340,959
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 12.85	$ 12.67	$ 12.00	$ 11.67
Income from Investment Operations
Net investment incomeC	.435	.443	.462E	.489	.504
Net realized and unrealized gain (loss)	.291	.136	.178E	.671	.336
Total from investment operations	.726	.579	.640	1.160	.840
Distributions from net investment income	(.434)	(.447)	(.460)	(.490)	(.510)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.456)	(.449)	(.460)	(.490)	(.510)
Net asset value, end of period	$ 13.25	$ 12.98	$ 12.85	$ 12.67	$ 12.00
Total ReturnA,B	5.70%	4.56%	5.19%	9.83%	7.38%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.44%	1.43%	1.44%	1.43%	1.46%
Expenses net of voluntary waivers, if any	1.44%	1.43%	1.44%	1.43%	1.46%
Expenses net of all reductions	1.44%	1.42%	1.41%	1.37%	1.46%
Net investment income	3.32%	3.41%	3.66%E	3.95%	4.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 97,487	$ 110,853	$ 109,986	$ 91,687	$ 68,571
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 12.89	$ 12.71	$ 12.04	$ 11.70
Income from Investment Operations
Net investment incomeC	.423	.430	.451E	.478	.493
Net realized and unrealized gain (loss)	.300	.135	.176E	.669	.345
Total from investment operations	.723	.565	.627	1.147	.838
Distributions from net investment income	(.421)	(.433)	(.447)	(.477)	(.498)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.443)	(.435)	(.447)	(.477)	(.498)
Net asset value, end of period	$ 13.30	$ 13.02	$ 12.89	$ 12.71	$ 12.04
Total ReturnA,B	5.65%	4.44%	5.06%	9.69%	7.34%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.54%	1.53%	1.53%	1.53%	1.56%
Expenses net of voluntary waivers, if any	1.54%	1.53%	1.53%	1.53%	1.56%
Expenses net of all reductions	1.54%	1.52%	1.51%	1.47%	1.56%
Net investment income	3.22%	3.31%	3.57%E	3.85%	4.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,984	$ 59,423	$ 52,019	$ 37,324	$ 17,120
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 12.83	$ 12.66	$ 11.98	$ 11.65
Income from Investment Operations
Net investment incomeB	.551	.556	.573D	.598	.604
Net realized and unrealized gain (loss)	.304	.139	.170D	.682	.339
Total from investment operations	.855	.695	.743	1.280	.943
Distributions from net investment income	(.553)	(.563)	(.573)	(.600)	(.613)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.575)	(.565)	(.573)	(.600)	(.613)
Net asset value, end of period	$ 13.24	$ 12.96	$ 12.83	$ 12.66	$ 11.98
Total ReturnA	6.75%	5.50%	6.05%	10.91%	8.34%
Ratios to Average Net AssetsC
Expenses before expense reductions	.54%	.54%	.55%	.54%	.61%
Expenses net of voluntary waivers, if any	.54%	.54%	.55%	.54%	.61%
Expenses net of all reductions	.53%	.53%	.52%	.48%	.61%
Net investment income	4.23%	4.30%	4.55%D	4.84%	5.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,164	$ 44,960	$ 31,703	$ 21,842	$ 8,324
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to futures transactions.

The fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 40,164,020
Unrealized depreciation	(983,069)
Net unrealized appreciation (depreciation)	39,180,951
Undistributed ordinary income	2,008,241
Undistributed long-term capital gain	5,051,492

Cost for federal income tax purposes	$ 576,225,491

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Tax-exempt Income	$ 24,158,959	$ 25,330,647
Ordinary Income	-	96,841
Long-term Capital Gains	1,087,792	-
Total	$ 25,246,751	$ 25,427,488

Annual Report

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $104,059,634 and $148,502,105, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 141,973	$ 404
Class T	0%	.25%	822,538	26,333
Class B	.65%	.25%	945,447	684,819
Class C	.75%	.25%	606,418	181,660
			$ 2,516,376	$ 893,216

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 85,314
Class T	24,951
Class B*	288,914
Class C*	17,124
$ 416,303

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for each class of the fund. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC receives account fees and asset-based fees that vary according to the account size

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 104,528.11
Class T	356,116.11
Class B	117,959.11
Class C	66,803.11
Institutional Class	46,370.11
	$ 691,776

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $27,742 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and accounting expenses by $4,842 and $12,506, respectively.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 3,846,154	$ 3,352,432
Class T	13,026,369	14,468,124
Class B	3,489,310	3,967,761
Class C	1,946,801	1,950,363
Institutional Class	1,850,325	1,591,967
Total	$ 24,158,959	$ 25,330,647
From net realized gain
Class A	$ 149,850	$ 10,945
Class T	570,715	55,415
Class B	187,961	17,248
Class C	103,229	8,364
Institutional Class	76,037	4,869
Total	$ 1,087,792	$ 96,841

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	3,051,831	3,901,567	$ 40,015,553	$ 50,803,639
Reinvestment of distributions	195,076	162,162	2,555,131	2,110,532
Shares redeemed	(2,307,544)	(2,581,581)	(30,076,418)	(33,549,091)
Net increase (decrease)	939,363	1,482,148	$ 12,494,266	$ 19,365,080
Class T
Shares sold	2,589,160	5,300,881	$ 34,035,763	$ 69,054,270
Reinvestment of distributions	732,696	757,344	9,618,791	9,873,817
Shares redeemed	(5,437,720)	(7,372,291)	(71,165,874)	(95,857,703)
Net increase (decrease)	(2,115,864)	(1,314,066)	$ (27,511,320)	$ (16,929,616)
Class B
Shares sold	785,410	2,246,062	$ 10,289,254	$ 29,269,745
Reinvestment of distributions	161,470	172,328	2,111,035	2,238,503
Shares redeemed	(2,134,429)	(2,436,595)	(27,807,695)	(31,456,462)
Net increase (decrease)	(1,187,549)	(18,205)	$ (15,407,406)	$ 51,786
Class C
Shares sold	1,183,460	1,928,795	$ 15,560,504	$ 25,207,188
Reinvestment of distributions	97,489	97,383	1,279,206	1,268,933
Shares redeemed	(1,410,402)	(1,498,069)	(18,440,008)	(19,484,342)
Net increase (decrease)	(129,453)	528,109	$ (1,600,298)	$ 6,991,779
Institutional Class
Shares sold	2,509,454	3,276,194	$ 32,802,511	$ 42,752,774
Reinvestment of distributions	24,913	31,935	325,341	414,731
Shares redeemed	(2,667,085)	(2,309,742)	(34,976,603)	(30,174,752)
Net increase (decrease)	(132,718)	998,387	$ (1,848,751)	$ 12,992,753

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (46)

Year of Election or Appointment: 1998

Vice President of Advisor Municipal Income. Ms. Thompson is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/06/04	12/03/04	$0.11
Class T	12/06/04	12/03/04	$0.11
Class B	12/06/04	12/03/04	$0.11
Class C	12/06/04	12/03/04	$0.11

During fiscal year ended 2004, 100% of the fund's income dividends was free from federal income tax, and 12.03% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.
New York, NY

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

HIM-UANN-1204
1.784765.101

Fidelity® Advisor

Municipal Income Fund -

Institutional Class

Annual Report

October 31, 2004

(2 Fidelity logo graphics)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	29	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	38	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	45
Trustees and Officers	46
Distributions	57

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	6.75%	7.49%	6.92%

A The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Municipal Income Fund - Institutional Class on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Fidelity® Advisor Municipal Income Fund

Shaking off a negative return through the first half of 2004, the municipal bond market was among the best performers of any asset class for the 12-month period ending October 31, 2004. In the second quarter of 2004, bonds lost ground as strong labor markets helped fuel inflation expectations, consequently driving longer-term interest rates higher. In the third quarter, however, record-high crude oil prices and slower-than-expected gross domestic product growth led investors to reassess the degree of expected inflation and, thus, the magnitude and length of the current tightening cycle by the Federal Reserve Board. During this time, intermediate- and long-term municipal-to-taxable yield ratios remained fairly high, allowing municipal bonds to maintain their attractive valuations relative to Treasuries. For the year overall, the Lehman Brothers® Municipal Bond Index - a performance measure of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds - rose 6.04%. That beat the taxable bond market's gain: The Lehman Brothers Aggregate Bond Index returned 5.53% during the past 12 months.

For the 12 months ending October 31, 2004, the fund's Institutional Class shares returned 6.75%. During the same period, the LipperSM General Municipal Debt Funds Average returned 5.23% and the Lehman Brothers 3 Plus Year Municipal Bond Index gained 6.53%. Aiding the fund's outperformance of its Lipper peer group average was my approach to managing the fund's interest rate sensitivity. Performance was helped by avoiding positioning the fund to benefit from a specific interest rate outlook, a strategy that was particularly advantageous given the uncertainty surrounding the future level of interest rates. The fund's overweighting in lower-quality, investment-grade revenue bonds also helped versus the index, as they typically outperformed general obligation bonds, which are backed by more-cyclical tax revenues. Within the revenue sector, the fund's holdings in hospital and electric utility bonds worked in the fund's favor. Detracting from performance was an overweighting in callable bonds, which underperformed non-callable bonds as interest rates rose.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,050.80	$ 3.51
HypotheticalA	$ 1,000.00	$ 1,021.54	$ 3.46
Class T
Actual	$ 1,000.00	$ 1,051.00	$ 4.02
HypotheticalA	$ 1,000.00	$ 1,021.03	$ 3.97
Class B
Actual	$ 1,000.00	$ 1,047.00	$ 7.36
HypotheticalA	$ 1,000.00	$ 1,017.72	$ 7.28
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,046.30	$ 7.87
HypotheticalA	$ 1,000.00	$ 1,017.21	$ 7.79
Institutional Class
Actual	$ 1,000.00	$ 1,052.70	$ 2.68
HypotheticalA	$ 1,000.00	$ 1,022.35	$ 2.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.68%
Class T	.78%
Class B	1.43%
Class C	1.53%
Institutional Class	.52%

Annual Report

Investment Changes

Top Five States as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	15.7	15.2
Illinois	13.3	14.5
New York	9.8	9.5
Washington	9.3	9.1
California	8.4	7.9
Top Five Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	33.0	35.0
Electric Utilities	11.7	12.8
Transportation	11.5	11.2
Health Care	11.0	11.2
Water & Sewer	10.8	10.8
Average Years to Maturity as of October 31, 2004
		6 months ago
Years	15.9	15.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	7.4	7.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
AAA 69.4%	AAA 69.0%
AA,A 22.6%	AA,A 20.0%
BBB 6.3%	BBB 9.6%
Not Rated 0.6%	Not Rated 1.5%
Short-Term Investments and Net Other Assets 1.1%	Short-Term Investments and Net Other Assets* (0.1)%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

*Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Municipal Bonds - 98.9%
	Principal Amount	Value (Note 1)
Alabama - 0.2%
Oxford Gen. Oblig. 5.75% 5/1/25 (AMBAC Insured)	$ 1,000,000	$ 1,104,270
Alaska - 0.3%
Alaska Student Ln. Corp. Student Ln. Rev. Series A, 5.45% 7/1/09 (AMBAC Insured) (c)	1,500,000	1,610,775
Arizona - 0.6%
Arizona Student Ln. Acquisition Auth. Student Ln. Rev. Series A1, 5.875% 5/1/18 (c)	1,300,000	1,391,091
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev. 0% 12/1/14 (Escrowed to Maturity) (d)	3,750,000	2,525,850
		3,916,941
Arkansas - 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	1,000,000	1,043,540
California - 8.4%
California Dept. of Wtr. Resources Pwr. Supply Rev.:
Series 2002 A:
5.125% 5/1/18 (FGIC Insured)	1,000,000	1,096,120
5.75% 5/1/17	800,000	907,624
Series A:
5.5% 5/1/15 (AMBAC Insured)	1,000,000	1,133,060
5.875% 5/1/16	2,100,000	2,411,388
California Econ. Recovery:
Series 2004 A, 5% 7/1/16	1,400,000	1,510,768
Series A, 5.25% 7/1/13 (MBIA Insured)	700,000	797,237
California Gen. Oblig.:
4.5% 2/1/09	1,000,000	1,067,950
5% 12/1/11 (MBIA Insured)	3,000,000	3,362,010
5.25% 2/1/11	2,300,000	2,560,590
5.25% 2/1/14	2,400,000	2,680,224
5.25% 2/1/15	1,200,000	1,340,112
5.25% 2/1/16	1,000,000	1,110,430
5.5% 3/1/11	3,500,000	3,951,150
5.5% 4/1/30	500,000	536,575
5.5% 11/1/33	1,100,000	1,172,545
California Hsg. Fin. Agcy. Home Mtg. Rev.:
Series B, 5.2% 8/1/26 (MBIA Insured) (c)	35,000	35,060
Series R, 5.35% 8/1/07 (MBIA Insured) (c)	1,000,000	1,056,010
California Poll. Cont. Fing. Auth. Ctfs. of Prtn. (Pacific Gas & Elec. Co. Proj.) Series 2004 B, 3.3%, tender 6/1/07 (FGIC Insured) (b)(c)	1,200,000	1,227,948
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
California - continued
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series A, 5%, tender 5/1/13 (b)(c)	$ 2,000,000	$ 2,046,480
California State Univ. Rev. & Colleges Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	1,000,000	1,115,120
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice Gen. Proj.) 6% 7/1/09	1,930,000	1,956,769
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	700,000	709,569
5% 1/15/16 (MBIA Insured)	400,000	429,536
5.75% 1/15/40	600,000	606,444
Golden State Tobacco Securitization Corp.:
Series 2003 A1, 6.75% 6/1/39	1,200,000	1,184,160
Series 2003 B, 5.75% 6/1/23	1,800,000	1,871,712
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2001 A, 5.125% 7/1/41	4,000,000	4,086,400
Series A, 5.125% 7/1/41 (MBIA Insured)	1,300,000	1,331,824
Los Angeles Unified School District Series A:
5.375% 7/1/17 (MBIA Insured)	1,800,000	2,046,510
5.375% 7/1/18 (MBIA Insured)	1,000,000	1,129,770
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.) 6.375% 7/1/10	500,000	523,055
Sacramento Pwr. Auth. Cogeneration Proj. Rev. 6.5% 7/1/08	300,000	324,585
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series A, 0% 1/15/12 (MBIA Insured)	1,300,000	992,550
Univ. of California Revs. (UCLA Med. Ctr. Proj.) Series A:
5.5% 5/15/18 (AMBAC Insured)	1,755,000	1,978,306
5.5% 5/15/20 (AMBAC Insured)	2,000,000	2,237,640
		52,527,231
Colorado - 1.7%
Arapahoe County Cherry Creek School District #5 6% 12/15/15	1,250,000	1,436,550
Colorado Springs Arpt. Rev. Series C, 0% 1/1/08 (MBIA Insured)	870,000	797,042
Colorado Wtr. Resources Pwr. Dev. Auth. Clean Wtr. Rev. Series 2001 A:
5.625% 9/1/13	1,610,000	1,843,547
5.625% 9/1/14	1,745,000	1,992,389
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,200,000	1,345,716
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Colorado - continued
Larimer County School District #R1, Poudre 6% 12/15/17 (Pre-Refunded to 12/15/10 @ 100) (d)	$ 1,325,000	$ 1,550,422
Mesa County Residual Rev. 0% 12/1/11 (Escrowed to Maturity) (d)	2,275,000	1,768,517
		10,734,183
Connecticut - 0.8%
Connecticut Gen. Oblig.:
Series 2002 B, 5.5% 6/15/18	600,000	676,284
Series D, 5.375% 11/15/18	1,000,000	1,117,170
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (c)	3,350,000	3,349,833
		5,143,287
District Of Columbia - 2.1%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (Escrowed to Maturity) (d)	150,000	159,843
Series B, 5.25% 6/1/26 (FSA Insured)	6,000,000	6,285,240
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	1,490,000	1,685,220
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14 (MBIA Insured)	2,000,000	2,244,120
(Nat'l. Academy of Sciences Proj.) Series A, 5% 1/1/19 (AMBAC Insured)	2,500,000	2,660,950
		13,035,373
Florida - 1.0%
Dade County Aviation Rev. Series D, 5.75% 10/1/09 (AMBAC Insured) (c)	5,000,000	5,260,000
Florida Board of Ed. Lottery Rev. Series B, 6% 7/1/15 (FGIC Insured)	500,000	580,855
Seminole County School Board Ctfs. of Prtn. Series A, 5% 7/1/20 (MBIA Insured) (a)	500,000	530,215
		6,371,070
Georgia - 0.5%
Atlanta Wtr. & Wastewtr. Rev. 5% 11/1/43 (FSA Insured)	2,000,000	2,038,500
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	1,100,000	1,256,046
		3,294,546
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Series 2000 B, 8% 7/1/11 (FGIC Insured) (c)	$ 1,300,000	$ 1,638,780
Illinois - 13.3%
Chicago Board of Ed.:
Series A, 0% 12/1/16 (FGIC Insured)	1,300,000	771,446
5.75% 12/1/27 (AMBAC Insured)	1,460,000	1,615,271
Chicago Gen. Oblig.:
(City Colleges Proj.):
0% 1/1/16 (FGIC Insured)	6,120,000	3,778,182
0% 1/1/24 (FGIC Insured)	6,110,000	2,342,085
0% 1/1/28 (FGIC Insured)	5,000,000	1,475,700
(Neighborhoods Alive 21 Prog.):
Series 2000 A, 6% 1/1/28 (FGIC Insured)	1,400,000	1,578,780
5.5% 1/1/17 (FGIC Insured)	2,265,000	2,533,810
Series 2000 C, 5.5% 1/1/40 (FGIC Insured)	1,410,000	1,514,495
Series A:
5% 1/1/41 (MBIA Insured)	1,000,000	1,015,530
5% 1/1/42 (AMBAC Insured)	1,700,000	1,726,979
5.5% 1/1/38 (MBIA Insured)	1,000,000	1,076,920
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	1,500,000	1,565,535
Series B, 6% 1/1/09 (MBIA Insured) (c)	300,000	324,324
Chicago O'Hare Int'l. Arpt. Rev.:
Series A:
5.5% 1/1/16 (AMBAC Insured) (c)	1,000,000	1,055,690
6.25% 1/1/09 (AMBAC Insured) (c)	3,700,000	4,054,312
6.375% 1/1/15 (MBIA Insured)	1,400,000	1,437,548
5.5% 1/1/09 (AMBAC Insured) (c)	1,250,000	1,367,725
Chicago Park District Series 2001 A, 5.5% 1/1/19 (FGIC Insured)	1,000,000	1,106,930
Chicago Transit Auth. Cap. Grant Receipts Rev. (Douglas Branch Proj.) Series 2003 B, 4.25% 6/1/08 (AMBAC Insured)	1,400,000	1,422,372
Coles & Cumberland Counties Cmnty. Unit School District #2 5.8% 2/1/17 (FGIC Insured)	1,000,000	1,137,520
DuPage County Cmnty. High School District #108, Lake Park 5.6% 1/1/17 (FSA Insured)	3,190,000	3,652,965
Evanston Gen. Oblig. Series C, 5.25% 1/1/20	1,500,000	1,643,145
Illinois Gen. Oblig.:
First Series:
5.5% 8/1/19 (MBIA Insured)	2,500,000	2,815,275
5.75% 12/1/18 (MBIA Insured)	1,000,000	1,135,000
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Illinois Gen. Oblig.: - continued
5.5% 4/1/17 (MBIA Insured)	$ 1,000,000	$ 1,104,320
5.6% 4/1/21 (MBIA Insured)	1,000,000	1,103,500
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	3,000,000	3,198,240
(Decatur Memorial Hosp. Proj.) Series 2001, 5.75% 10/1/24	2,100,000	2,183,370
(Lake Forest Hosp. Proj.) 6% 7/1/33	1,000,000	1,057,460
(Riverside Health Sys. Proj.) 6.8% 11/15/20 (Pre-Refunded to 11/15/10 @ 101) (d)	1,500,000	1,830,525
Illinois Sales Tax Rev.:
First Series 2001, 5.5% 6/15/13	3,250,000	3,680,105
6% 6/15/20	600,000	687,624
Kane & DuPage Counties Cmnty. Unit School District #303, Saint Charles Series A, 5.5% 1/1/17 (FSA Insured)	2,000,000	2,246,140
Kane County School District #129, Aurora West Side Series A:
5.75% 2/1/16 (FGIC Insured)	1,000,000	1,145,700
5.75% 2/1/18 (FGIC Insured)	2,000,000	2,280,380
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School District #300, Carpentersville 5.5% 12/1/16 (MBIA Insured)	1,000,000	1,127,160
Lake County Cmnty. Consolidated School District #50, Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	1,075,000	1,200,485
Lake County Warren Township High School District #121, Gurnee Series C, 5.5% 3/1/23 (AMBAC Insured)	1,795,000	2,018,944
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	1,000,000	1,102,210
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	2,000,000	457,000
5.75% 6/15/41 (MBIA Insured)	3,300,000	3,682,239
Series A:
0% 6/15/16 (FGIC Insured)	2,370,000	1,446,127
0% 12/15/24 (MBIA Insured)	3,000,000	1,118,070
0% 6/15/31 (MBIA Insured)	1,800,000	446,202
0% 6/15/36 (MBIA Insured)	5,000,000	950,300
0% 6/15/37 (MBIA Insured)	3,160,000	567,947
0% 12/15/37 (MBIA Insured)	2,000,000	350,100
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.): - continued
Series A:
0% 6/15/40 (MBIA Insured)	$ 7,400,000	$ 1,123,320
Ogle Lee & DeKalb Counties Township High School District #212 6% 12/1/16 (MBIA Insured)	1,000,000	1,178,270
Univ. of Illinois Auxiliary Facilities Sys. Rev. 0% 4/1/15 (MBIA Insured)	3,700,000	2,383,466
Will County Forest Preservation District Series B, 0% 12/1/14 (FGIC Insured)	1,000,000	655,230
		82,471,973
Indiana - 1.0%
Anderson Ind. School Bldg. Corp. 5.5% 7/15/23 (FSA Insured)	1,330,000	1,479,426
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis Health Svc. Proj.) 5.5% 11/1/31	1,500,000	1,556,055
New Albany Floyd County Independent School Bldg. Corp. 5.75% 7/15/17 (FGIC Insured)	1,000,000	1,150,870
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (c)	2,000,000	2,086,540
		6,272,891
Iowa - 0.9%
Iowa Fin. Auth. Hosp. Facilities Rev. 5.875% 2/15/30 (AMBAC Insured)	1,870,000	2,060,422
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	4,000,000	3,382,200
		5,442,622
Kansas - 2.0%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.):
Series A, 4.75%, tender 10/1/07 (b)	1,000,000	1,046,990
Series C, 2.38%, tender 9/1/05 (b)	1,200,000	1,197,048
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity of Leavenworth Health Services Corp. Proj.) Series J, 6.25% 12/1/28	1,500,000	1,659,090
Kansas Dev. Fin. Auth. Pub. Wtr. Supply Revolving Ln. Fund Rev.:
(Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5% 12/1/13 (MBIA Insured)	2,390,000	2,595,373
5% 12/1/14 (MBIA Insured)	500,000	538,700
5.25% 12/1/09 (MBIA Insured)	1,420,000	1,557,101
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Kansas - continued
Kansas Dev. Fin. Auth. Pub. Wtr. Supply Revolving Ln. Fund Rev.: - continued
(Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5.25% 12/1/11 (MBIA Insured)	$ 1,750,000	$ 1,916,443
Series 2000 2, 5.75% 4/1/16 (Pre-Refunded to 10/1/10 @ 100) (d)	1,550,000	1,793,815
		12,304,560
Kentucky - 1.3%
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev. Series A:
5.25% 5/15/37 (FGIC Insured)	1,300,000	1,386,983
5.75% 5/15/33 (FGIC Insured)	6,050,000	6,719,312
		8,106,295
Maine - 1.6%
Maine Tpk. Auth. Tpk. Rev.:
Series 2000, 5.75% 7/1/28 (FGIC Insured)	8,100,000	9,000,720
5.25% 7/1/30 (FSA Insured)	1,000,000	1,061,760
		10,062,480
Maryland - 0.5%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good Samaritan Hosp. Proj.) 5.75% 7/1/13 (Escrowed to Maturity) (d)	2,680,000	3,080,928
Massachusetts - 3.7%
Massachusetts Bay Trans. Auth.:
Series 1997 D, 5% 3/1/27	2,000,000	2,044,680
Series A:
5.375% 3/1/19	1,000,000	1,050,730
5.75% 3/1/26	2,000,000	2,197,260
Massachusetts Gen. Oblig.:
Series C, 5.25% 11/1/30 (Pre-Refunded to 11/1/12 @ 100) (d)	1,000,000	1,129,300
Series D, 5.25% 10/1/22 (Pre-Refunded to 10/1/13 @ 100) (d)	1,200,000	1,360,524
Massachusetts Health & Edl. Facilities Auth. Rev. (New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	500,000	512,530
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/08	800,000	719,304
0% 8/1/10	4,500,000	3,648,060
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Massachusetts - continued
Massachusetts Spl. Oblig. Dedicated Tax Rev. 5.75% 1/1/32 (FGIC Insured)	$ 2,000,000	$ 2,262,000
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	10,000	10,865
Massachusetts Wtr. Resources Auth. Series A, 5.75% 8/1/39 (FGIC Insured)	7,000,000	7,830,340
		22,765,593
Michigan - 2.0%
Detroit Gen. Oblig. Series A, 5% 4/1/08 (FSA Insured) (a)	3,400,000	3,673,768
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.25% 7/1/33 (FGIC Insured)	1,065,000	1,111,008
Ecorse Pub. School District 5.5% 5/1/27 (FGIC Insured)	1,000,000	1,063,910
Michigan Hosp. Fin. Auth. Hosp. Rev.:
(Ascension Health Cr. Group Proj.) Series A, 6.125% 11/15/26 (Pre-Refunded to 11/15/09 @ 101) (d)	300,000	350,982
(McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	2,000,000	2,039,340
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) 6.25% 1/1/09	2,310,000	2,588,055
Zeeland Pub. Schools 5.375% 5/1/25 (FGIC Insured)	1,500,000	1,620,075
		12,447,138
Minnesota - 1.2%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	1,800,000	1,842,372
Minneapolis Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2002 A, 6% 11/15/23	1,000,000	1,073,800
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.) Series D, 6.4% 7/1/15 (c)	530,000	541,628
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	590,000	620,822
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	2,000,000	2,233,620
Saint Paul Port Auth. Lease Rev. Series 2003 11, 5.25% 12/1/18	1,000,000	1,117,310
		7,429,552
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Missouri - 0.2%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/21	$ 1,010,000	$ 1,094,456
Montana - 0.3%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Projs.) Series A, 5.2%, tender 5/1/09 (b)	1,100,000	1,167,386
Montana Board of Regents Higher Ed. Rev. (Montana State Univ. Proj.) 5% 11/15/34 (AMBAC Insured)	1,000,000	1,028,970
		2,196,356
Nevada - 0.8%
Clark County Arpt. Rev. Series C, 5.375% 7/1/22 (AMBAC Insured) (c)	1,000,000	1,063,830
Clark County Gen. Oblig.:
(Park & Reg'l. Justice Ctr. Proj.) 5.75% 11/1/24 (FGIC Insured)	1,000,000	1,105,380
Series 2000, 5.5% 7/1/30 (MBIA Insured)	500,000	534,130
Las Vegas Valley Wtr. District Series B:
5.25% 6/1/16 (MBIA Insured)	1,000,000	1,114,970
5.25% 6/1/17 (MBIA Insured)	1,000,000	1,109,040
		4,927,350
New Jersey - 1.7%
New Jersey Tpk. Auth. Tpk. Rev. Series A, 5.625% 1/1/15 (MBIA Insured)	185,000	205,389
New Jersey Trans. Trust Fund Auth.:
Series 2003 C, 5.5% 6/15/22	3,600,000	4,002,300
Series C, 5.5% 6/15/19	900,000	1,016,721
North Hudson Swr. Auth. Swr. Rev. Series A, 5.25% 8/1/17 (FGIC Insured)	2,000,000	2,220,120
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19	600,000	597,228
6.125% 6/1/24	1,100,000	1,073,446
6.125% 6/1/42	1,600,000	1,424,464
		10,539,668
New Mexico - 1.3%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (c)	3,970,000	4,443,383
6.75% 7/1/09 (AMBAC Insured) (c)	450,000	520,826
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New Mexico - continued
Albuquerque Arpt. Rev.: - continued
6.75% 7/1/11 (AMBAC Insured) (c)	$ 1,805,000	$ 2,135,550
New Mexico Edl. Assistance Foundation Student Ln. Rev. Series IV A2, 6.65% 3/1/07	1,000,000	1,032,150
		8,131,909
New York - 9.8%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City School District Proj.):
5.75% 5/1/16 (FSA Insured)	1,500,000	1,743,075
5.75% 5/1/21 (FSA Insured)	1,200,000	1,369,188
Metropolitan Trans. Auth. Rev. Series 2002 A, 5.75% 11/15/32	4,300,000	4,717,358
Metropolitan Trans. Auth. Svc. Contract Rev.:
Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (d)	1,000,000	1,015,450
Series O, 5.75% 7/1/13 (Escrowed to Maturity) (d)	700,000	805,259
Metropolitan Trans. Auth. Transit Facilities Rev. Series C, 4.75% 7/1/16 (Pre-Refunded to 1/1/12 @ 100) (d)	150,000	166,389
Nassau County Gen. Oblig. Series Z:
5% 9/1/11 (FGIC Insured)	300,000	327,459
5% 9/1/13 (FGIC Insured)	850,000	921,655
New York City Gen. Oblig.:
Series A, 5.25% 11/1/14 (MBIA Insured)	600,000	669,390
Series C, 5.75% 3/15/27 (FSA Insured)	500,000	559,100
Series E, 6% 8/1/11	25,000	26,901
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (c)	800,000	828,000
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One Group Assoc. Proj.) 5.9% 1/1/06 (c)	8,680,000	8,830,424
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series A:
5.125% 6/15/34 (MBIA Insured)	2,000,000	2,075,940
6% 6/15/28	1,500,000	1,716,660
Series B:
5.75% 6/15/26	5,000,000	5,466,500
5.75% 6/15/29	5,000,000	5,457,150
5.75% 6/15/29 (MBIA Insured)	1,500,000	1,642,365
New York City Trust Cultural Resources Rev. (Museum of Modern Art Proj.) Series 2001 D, 5.125% 7/1/31 (AMBAC Insured)	1,000,000	1,039,470
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.) Series C, 7.5% 7/1/10	$ 500,000	$ 573,300
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14 (MBIA Insured)	6,150,000	6,679,700
Series 2002 A, 5.75% 10/1/17 (MBIA Insured)	1,000,000	1,162,030
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. Series F:
4.875% 6/15/18	870,000	912,195
4.875% 6/15/20	795,000	829,161
5% 6/15/15	305,000	324,593
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	500,000	562,065
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	305,000	340,539
New York State Urban Dev. Corp. Rev. Series C1, 5.5% 3/15/18 (FGIC Insured)	1,000,000	1,132,600
New York Transitional Fin. Auth. Rev. Series A, 5.75% 2/15/16	400,000	452,496
Sales Tax Asset Receivables Corp. Series A, 5.25% 10/15/27 (AMBAC Insured) (a)	1,500,000	1,613,715
Tobacco Settlement Fing. Corp. Series A1:
5.25% 6/1/21 (AMBAC Insured)	1,000,000	1,082,680
5.25% 6/1/22 (AMBAC Insured)	950,000	1,022,846
5.5% 6/1/16	4,700,000	5,136,630
		61,202,283
New York & New Jersey - 0.1%
Port Auth. of New York & New Jersey 124th Series, 5% 8/1/13 (FGIC Insured) (c)	500,000	529,750
North Carolina - 2.9%
Dare County Ctfs. of Prtn. 5.25% 6/1/15 (AMBAC Insured)	1,195,000	1,348,904
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ. Proj.) Series A:
5.125% 10/1/41	1,050,000	1,077,836
5.125% 7/1/42	4,860,000	5,005,071
5.25% 7/1/42	1,300,000	1,353,833
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	1,500,000	1,645,575
Series B:
5.875% 1/1/21 (MBIA Insured)	3,050,000	3,331,790
7.25% 1/1/07	1,000,000	1,095,060
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
North Carolina - continued
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.: - continued
Series C, 5.5% 1/1/07	$ 700,000	$ 741,762
Series D, 6.7% 1/1/19	1,115,000	1,257,854
North Carolina Infrastructure Fin. Corp. Ctfs. of Prtn. (North Carolina Correctional Facilities Proj.) Series A, 5% 2/1/18	1,000,000	1,088,240
		17,945,925
Ohio - 0.8%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series B, 8.875% 8/1/08 (c)	1,005,000	1,012,487
Fairborn City School District (School Impt. Proj.) 5.75% 12/1/26 (FSA Insured)	1,000,000	1,109,890
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	1,455,000	1,609,288
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) 5.375% 12/1/17	1,000,000	1,120,460
Plain Local School District 6% 12/1/25 (FGIC Insured)	410,000	470,270
		5,322,395
Oklahoma - 1.3%
Oklahoma Industries Auth. Rev.:
(Health Sys. Oblig. Group Proj.) Series A, 5.75% 8/15/29 (MBIA Insured)	1,500,000	1,628,475
6% 8/15/19 (MBIA Insured)	3,000,000	3,394,530
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	3,000,000	3,330,090
		8,353,095
Oregon - 1.0%
Oregon Dept. Administrative Svcs. Ctfs. of Prtn. Series A, 5.375% 5/1/15 (AMBAC Insured)	1,715,000	1,908,726
Portland Swr. Sys. Rev. Series 2000 A, 5.75% 8/1/18 (FGIC Insured)	500,000	569,425
Tri-County Metropolitan Trans. District Rev. Series A:
5.75% 8/1/18	1,000,000	1,136,600
5.75% 8/1/19	2,080,000	2,361,778
		5,976,529
Pennsylvania - 3.2%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (c)	1,000,000	1,063,140
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	$ 1,000,000	$ 1,113,990
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,595,000	1,785,172
Delaware County Auth. College Rev. (Haverford College Proj.) 5.75% 11/15/29	3,500,000	3,886,365
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series A, 6% 6/1/16 (AMBAC Insured)	1,860,000	2,232,223
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (c)	2,000,000	2,091,100
Pennsylvania Higher Edl. Facilities Auth. Rev. (Lafayette College Proj.) 6% 5/1/30	3,065,000	3,459,128
Tredyffrin-Easttown School District 5.5% 2/15/15	2,010,000	2,250,838
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/21 (FGIC Insured)	5,000,000	2,309,150
		20,191,106
Puerto Rico - 0.2%
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/32 (Escrowed to Maturity) (d)	1,000,000	1,097,640
Rhode Island - 1.2%
North Kingstown Gen. Oblig. 5.8% 10/1/21 (FGIC Insured)	1,320,000	1,497,329
Providence Redev. Agcy. Rev. Series A, 5.75% 4/1/29 (AMBAC Insured)	800,000	881,976
Rhode Island Port Auth. & Econ. Dev. Corp. Arpt. Rev. Series A, 7% 7/1/14 (FSA Insured) (c)	4,000,000	4,858,400
		7,237,705
South Carolina - 0.6%
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (c)	1,000,000	1,021,860
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21 (Pre-Refunded to 12/15/10 @ 102) (d)	1,000,000	1,240,990
South Carolina Pub. Svc. Auth. Rev. Series A, 5.5% 1/1/16 (FGIC Insured) (a)	1,000,000	1,116,590
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	545,000	517,914
		3,897,354
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Tennessee - 0.8%
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Rev. (Ascension Health Cr. Group Proj.) Series A:
5.875% 11/15/28 (Pre-Refunded to 11/15/09 @ 101) (d)	$ 400,000	$ 461,252
6% 11/15/30 (Pre-Refunded to 11/15/09 @ 101) (d)	600,000	695,376
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Hosp. Proj.):
6.5% 9/1/26 (Escrowed to Maturity) (d)	1,120,000	1,339,229
6.5% 9/1/26 (Pre-Refunded to 9/1/12 @ 100) (d)	1,880,000	2,300,650
		4,796,507
Texas - 15.7%
Aldine Independent School District 5.5% 2/15/13	3,150,000	3,557,232
Alvin Independent School District 5.75% 8/15/21	1,000,000	1,128,410
Canyon Independent School District Series A, 5.5% 2/15/18	1,575,000	1,774,805
Comal Independent School District 5.75% 8/1/28	2,000,000	2,184,300
Corpus Christi Util. Sys. Rev. 5.25% 7/15/18 (FSA Insured)	1,500,000	1,638,915
Cypress-Fairbanks Independent School District:
Series A:
0% 2/15/14	3,200,000	2,191,456
0% 2/15/16	1,400,000	862,596
5.75% 2/15/21	1,000,000	1,134,670
Dallas Independent School District Series 5, 5.25% 8/15/13 (a)	1,000,000	1,108,070
El Paso Gen. Oblig. 5.75% 8/15/25 (FSA Insured)	4,500,000	4,891,950
Garland Independent School District 5.5% 2/15/19	2,500,000	2,755,025
Grapevine Gen. Oblig. 5.75% 8/15/18 (FGIC Insured)	1,250,000	1,418,275
Guadalupe-Blanco River Auth. Contract Rev. (Western Canyon Reg'l. Wtr. Supply Proj.) 5.25% 4/15/20 (MBIA Insured)	1,000,000	1,096,630
Harris County Gen. Oblig. 0% 10/1/17 (MBIA Insured)	2,500,000	1,431,175
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12	1,000,000	1,109,600
5.75% 2/15/21	1,310,000	1,407,661
Houston Arpt. Sys. Rev.:
Series A, 5.625% 7/1/19 (FSA Insured) (c)	1,000,000	1,096,710
Series B, 5.5% 7/1/30 (FSA Insured)	1,400,000	1,486,842
Houston Independent School District 0% 8/15/13	1,300,000	914,849
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Hurst Euless Bedford Independent School District 0% 8/15/11	$ 1,000,000	$ 781,170
Kennedale Independent School District 5.5% 2/15/29	1,100,000	1,187,340
Lewisville Independent School District 0% 8/15/19	2,340,000	1,200,350
Los Fresnos Independent School District:
5.75% 8/15/13	1,040,000	1,190,051
5.75% 8/15/14	1,100,000	1,255,573
Lower Colorado River Auth. Transmission Contract Rev. (LCRA Transmission Services Corp. Proj.) Series C, 5.25% 5/15/19 (AMBAC Insured)	1,000,000	1,105,110
Mansfield Independent School District 5.5% 2/15/17	2,000,000	2,238,940
Montgomery County Muni. Util. District #46 5% 3/1/21 (FSA Insured)	1,040,000	1,096,274
Mount Pleasant Independent School District 5.5% 2/15/22	2,590,000	2,852,600
North Central Health Facilities Dev. Corp. Rev. (Children's Med. Ctr. of Dallas Proj.) 5.5% 8/15/16 (AMBAC Insured)	1,230,000	1,375,546
Northside Independent School District 5.5% 2/15/15	2,000,000	2,240,420
Northwest Texas Independent School District 5.5% 8/15/21	3,185,000	3,538,599
Pearland Independent School District 5.875% 2/15/17	1,205,000	1,384,111
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series B, 5.75%, tender 11/1/11 (b)(c)	4,000,000	4,319,600
San Antonio Elec. & Gas Systems Rev. 5.5% 2/1/20 (Pre-Refunded to 2/1/07 @ 101) (d)	75,000	81,448
San Benito Consolidated Independent School District 6% 2/15/25	900,000	1,024,200
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/14 (AMBAC Insured)	2,245,000	2,571,760
Spring Branch Independent School District 5.375% 2/1/18	1,000,000	1,097,750
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	1,000,000	1,035,660
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/11 (AMBAC Insured)	4,705,000	3,679,357
0% 9/1/15 (MBIA Insured)	1,000,000	637,700
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.) 6.25% 8/1/09 (MBIA Insured)	1,000,000	1,096,880
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
Series A, 0% 8/15/29 (AMBAC Insured)	8,000,000	2,167,520
5.5% 8/15/39 (AMBAC Insured)	4,050,000	4,357,719
5.75% 8/15/38 (AMBAC Insured)	3,775,000	4,210,824
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Texas Tpk. Auth. Dallas North Tollway Rev. 5.25% 1/1/23 (FGIC Insured)	$ 2,600,000	$ 2,696,902
Texas Wtr. Dev. Board Rev. Series A, 5.5% 7/15/21	1,000,000	1,088,300
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (Pre-Refunded to 11/15/09 @ 101) (d)	4,000,000	4,713,520
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg'l. Health Care Ctr. Proj.) 6% 7/1/27	1,000,000	1,040,360
White Settlement Independent School District 5.75% 8/15/34	1,040,000	1,158,591
Williamson County Gen. Oblig.:
5.5% 2/15/19 (FSA Insured)	1,355,000	1,510,568
6% 8/15/19 (FGIC Insured)	1,000,000	1,167,390
Yselta Independent School District 0% 8/15/09	4,065,000	3,498,746
		97,790,050
Utah - 1.8%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
6.5% 7/1/09 (AMBAC Insured)	365,000	424,893
6.5% 7/1/09 (Escrowed to Maturity) (d)	635,000	744,849
Series B:
5.75% 7/1/16 (MBIA Insured)	2,500,000	2,760,125
6% 7/1/16 (MBIA Insured)	7,000,000	7,568,750
		11,498,617
Vermont - 0.3%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	1,000,000	1,137,630
Series A, 5.75% 12/1/18 (AMBAC Insured)	400,000	456,100
		1,593,730
Virginia - 0.9%
Virginia Commonwealth Trans. Board Trans. Rev. (U.S. Route 58 Corridor Dev. Prog.) Series B, 5.75% 5/15/21	1,965,000	2,212,492
Virginia Resources Auth. Clean Wtr. State Revolving Fund Rev.:
5.625% 10/1/22	1,250,000	1,399,038
5.75% 10/1/19	1,750,000	1,996,488
		5,608,018
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Washington - 9.3%
Chelan County Pub. Util. District #1 Rev. Series B, 4.5% 7/1/08 (FGIC Insured) (a)	$ 1,040,000	$ 1,094,340
Clark County School District #114, Evergreen 5.375% 12/1/14 (FSA Insured)	3,040,000	3,442,922
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	4,000,000	4,658,760
Grant County Pub. Util. District #2 (Priest Rapids Hydro-Elec. Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (c)	1,715,000	1,859,111
King County Swr. Rev. Series B:
5.125% 1/1/33 (FSA Insured)	2,800,000	2,886,884
5.5% 1/1/21 (FSA Insured)	1,615,000	1,776,161
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25% 12/1/14 (AMBAC Insured) (c)	3,000,000	3,216,540
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	1,000,000	1,119,240
Spokane County School District #81 5.25% 12/1/18 (FSA Insured)	1,000,000	1,101,710
Spokane Pub. Facilities District Hotel & Motel Tax & Sales Use Tax Rev. 5.75% 12/1/24 (MBIA Insured)	1,000,000	1,133,280
Tacoma Elec. Sys. Rev.:
Series 2001 A, 5.75% 1/1/20 (FSA Insured)	1,000,000	1,132,880
Series A, 5.625% 1/1/21 (FSA Insured)	1,300,000	1,454,570
Tumwater School District #33, Thurston County Series 1996 B, 0% 12/1/10 (FGIC Insured)	4,000,000	3,226,760
Univ. of Washington Univ. Revs. (Student Facilities Fee Prog.) 5.8% 6/1/30 (FSA Insured)	3,000,000	3,302,010
Washington Gen. Oblig.:
Series 2000 A, 5.625% 7/1/24	2,000,000	2,183,220
Series 2001 C, 5.25% 1/1/16	1,000,000	1,099,010
Series C, 5.25% 1/1/26 (FSA Insured)	1,000,000	1,056,280
Series R 97A, 0% 7/1/19 (MBIA Insured)	1,200,000	611,892
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	3,000,000	3,383,250
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. 5.4% 7/1/12	16,000,000	18,018,069
		57,756,889
Wisconsin - 1.1%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	940,000	914,676
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	1,000,000	1,117,550
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	$ 1,500,000	$ 1,566,270
(Wheaton Franciscan Svcs., Inc. Proj.):
Series A, 5.5% 8/15/16	1,000,000	1,078,100
5.75% 8/15/30	1,500,000	1,579,770
6.25% 8/15/22	600,000	658,716
		6,915,082
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $575,739,450)	615,406,442
NET OTHER ASSETS - 1.1%	6,725,099
NET ASSETS - 100%	$ 622,131,541
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	33.0%
Electric Utilities	11.7%
Transportation	11.5%
Health Care	11.0%
Water & Sewer	10.8%
Education	6.4%
Others* (individually less than 5%)	15.6%
100.0%
*Includes net other assets
Income Tax Information
The fund hereby designates approximately $2,097,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (cost $575,739,450) - See accompanying schedule		$ 615,406,442
Cash		4,481,236
Receivable for fund shares sold		4,545,006
Interest receivable		9,017,719
Other receivables		1,490
Total assets		633,451,893

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 8,968,407
Payable for fund shares redeemed	1,095,507
Distributions payable	749,484
Accrued management fee	195,098
Distribution fees payable	200,588
Other affiliated payables	72,719
Other payables and accrued expenses	38,549
Total liabilities		11,320,352

Net Assets		$ 622,131,541
Net Assets consist of:
Paid in capital		$ 577,317,496
Distributions in excess of net investment income		(199,472)
Accumulated undistributed net realized gain (loss) on investments		5,346,525
Net unrealized appreciation (depreciation) on investments		39,666,992
Net Assets		$ 622,131,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($101,763,222 ÷ 7,662,450 shares)	$ 13.28

Maximum offering price per share (100/95.25 of $13.28)	$ 13.94
Class T: Net Asset Value and redemption price per share ($319,733,537 ÷ 24,027,752 shares)	$ 13.31

Maximum offering price per share (100/96.50 of $13.31)	$ 13.79
Class B: Net Asset Value and offering price per share ($97,487,123 ÷ 7,355,715 shares)A	$ 13.25

Class C: Net Asset Value and offering price per share ($58,984,038 ÷ 4,434,572 shares)A	$ 13.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($44,163,621 ÷ 3,336,336 shares)	$ 13.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended October 31, 2004

Investment Income
Interest		$ 30,132,009

Expenses
Management fee	$ 2,380,958
Transfer agent fees	691,776
Distribution fees	2,516,376
Accounting fees and expenses	168,773
Non-interested trustees' compensation	3,893
Custodian fees and expenses	12,439
Registration fees	85,426
Audit	46,461
Legal	8,160
Miscellaneous	10,598
Total expenses before reductions	5,924,860
Expense reductions	(17,348)	5,907,512
Net investment income		24,224,497
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		5,732,408
Change in net unrealized appreciation (depreciation) on investment securities		8,110,994
Net gain (loss)		13,843,402
Net increase (decrease) in net assets resulting from operations		$ 38,067,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 24,224,497	$ 25,195,637
Net realized gain (loss)	5,732,408	9,116,247
Change in net unrealized appreciation (depreciation)	8,110,994	(3,367,057)
Net increase (decrease) in net assets resulting from operations	38,067,899	30,944,827
Distributions to shareholders from net investment income	(24,158,959)	(25,330,647)
Distributions to shareholders from net realized gain	(1,087,792)	(96,841)
Total distributions	(25,246,751)	(25,427,488)
Share transactions - net increase (decrease)	(33,873,509)	22,471,782
Total increase (decrease) in net assets	(21,052,361)	27,989,121

Net Assets
Beginning of period	643,183,902	615,194,781
End of period (including distributions in excess of net investment income of $199,472 and undistributed net investment income of $63,585, respectively)	$ 622,131,541	$ 643,183,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 12.87	$ 12.70	$ 12.02	$ 11.69
Income from Investment Operations
Net investment incomeC	.533	.539	.557E	.584	.591
Net realized and unrealized gain (loss)	.301	.137	.168E	.679	.337
Total from investment operations	.834	.676	.725	1.263	.928
Distributions from net investment income	(.532)	(.544)	(.555)	(.583)	(.598)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.554)	(.546)	(.555)	(.583)	(.598)
Net asset value, end of period	$ 13.28	$ 13.00	$ 12.87	$ 12.70	$ 12.02
Total ReturnA,B	6.56%	5.33%	5.88%	10.72%	8.17%
Ratios to Average Net AssetsD
Expenses before expense reductions	.69%	.68%	.69%	.69%	.72%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.69%	.72%
Expenses net of all reductions	.69%	.68%	.67%	.62%	.72%
Net investment income	4.07%	4.15%	4.41%E	4.70%	5.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,763	$ 87,406	$ 67,457	$ 46,796	$ 22,780
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.03	$ 12.89	$ 12.72	$ 12.04	$ 11.70
Income from Investment Operations
Net investment incomeC	.522	.529	.546E	.572	.583
Net realized and unrealized gain (loss)	.299	.144	.166E	.679	.343
Total from investment operations	.821	.673	.712	1.251	.926
Distributions from net investment income	(.519)	(.531)	(.542)	(.571)	(.586)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.541)	(.533)	(.542)	(.571)	(.586)
Net asset value, end of period	$ 13.31	$ 13.03	$ 12.89	$ 12.72	$ 12.04
Total ReturnA,B	6.44%	5.30%	5.76%	10.59%	8.14%
Ratios to Average Net AssetsD
Expenses before expense reductions	.79%	.78%	.79%	.79%	.81%
Expenses net of voluntary waivers, if any	.79%	.78%	.79%	.79%	.81%
Expenses net of all reductions	.78%	.77%	.77%	.72%	.81%
Net investment income	3.97%	4.06%	4.31%E	4.60%	4.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 319,734	$ 340,542	$ 354,030	$ 369,295	$ 340,959
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 12.85	$ 12.67	$ 12.00	$ 11.67
Income from Investment Operations
Net investment incomeC	.435	.443	.462E	.489	.504
Net realized and unrealized gain (loss)	.291	.136	.178E	.671	.336
Total from investment operations	.726	.579	.640	1.160	.840
Distributions from net investment income	(.434)	(.447)	(.460)	(.490)	(.510)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.456)	(.449)	(.460)	(.490)	(.510)
Net asset value, end of period	$ 13.25	$ 12.98	$ 12.85	$ 12.67	$ 12.00
Total ReturnA,B	5.70%	4.56%	5.19%	9.83%	7.38%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.44%	1.43%	1.44%	1.43%	1.46%
Expenses net of voluntary waivers, if any	1.44%	1.43%	1.44%	1.43%	1.46%
Expenses net of all reductions	1.44%	1.42%	1.41%	1.37%	1.46%
Net investment income	3.32%	3.41%	3.66%E	3.95%	4.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 97,487	$ 110,853	$ 109,986	$ 91,687	$ 68,571
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 12.89	$ 12.71	$ 12.04	$ 11.70
Income from Investment Operations
Net investment incomeC	.423	.430	.451E	.478	.493
Net realized and unrealized gain (loss)	.300	.135	.176E	.669	.345
Total from investment operations	.723	.565	.627	1.147	.838
Distributions from net investment income	(.421)	(.433)	(.447)	(.477)	(.498)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.443)	(.435)	(.447)	(.477)	(.498)
Net asset value, end of period	$ 13.30	$ 13.02	$ 12.89	$ 12.71	$ 12.04
Total ReturnA,B	5.65%	4.44%	5.06%	9.69%	7.34%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.54%	1.53%	1.53%	1.53%	1.56%
Expenses net of voluntary waivers, if any	1.54%	1.53%	1.53%	1.53%	1.56%
Expenses net of all reductions	1.54%	1.52%	1.51%	1.47%	1.56%
Net investment income	3.22%	3.31%	3.57%E	3.85%	4.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,984	$ 59,423	$ 52,019	$ 37,324	$ 17,120
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.96	$ 12.83	$ 12.66	$ 11.98	$ 11.65
Income from Investment Operations
Net investment incomeB	.551	.556	.573D	.598	.604
Net realized and unrealized gain (loss)	.304	.139	.170D	.682	.339
Total from investment operations	.855	.695	.743	1.280	.943
Distributions from net investment income	(.553)	(.563)	(.573)	(.600)	(.613)
Distributions from net realized gain	(.022)	(.002)	-	-	-
Total distributions	(.575)	(.565)	(.573)	(.600)	(.613)
Net asset value, end of period	$ 13.24	$ 12.96	$ 12.83	$ 12.66	$ 11.98
Total ReturnA	6.75%	5.50%	6.05%	10.91%	8.34%
Ratios to Average Net AssetsC
Expenses before expense reductions	.54%	.54%	.55%	.54%	.61%
Expenses net of voluntary waivers, if any	.54%	.54%	.55%	.54%	.61%
Expenses net of all reductions	.53%	.53%	.52%	.48%	.61%
Net investment income	4.23%	4.30%	4.55%D	4.84%	5.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,164	$ 44,960	$ 31,703	$ 21,842	$ 8,324
Portfolio turnover rate	17%	26%	20%	16%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to futures transactions.

The fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 40,164,020
Unrealized depreciation	(983,069)
Net unrealized appreciation (depreciation)	39,180,951
Undistributed ordinary income	2,008,241
Undistributed long-term capital gain	5,051,492

Cost for federal income tax purposes	$ 576,225,491

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Tax-exempt Income	$ 24,158,959	$ 25,330,647
Ordinary Income	-	96,841
Long-term Capital Gains	1,087,792	-
Total	$ 25,246,751	$ 25,427,488

Annual Report

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $104,059,634 and $148,502,105, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 141,973	$ 404
Class T	0%	.25%	822,538	26,333
Class B	.65%	.25%	945,447	684,819
Class C	.75%	.25%	606,418	181,660
			$ 2,516,376	$ 893,216

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 85,314
Class T	24,951
Class B*	288,914
Class C*	17,124
$ 416,303

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for each class of the fund. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC receives account fees and asset-based fees that vary according to the account size

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 104,528.11
Class T	356,116.11
Class B	117,959.11
Class C	66,803.11
Institutional Class	46,370.11
	$ 691,776

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $27,742 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and accounting expenses by $4,842 and $12,506, respectively.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 3,846,154	$ 3,352,432
Class T	13,026,369	14,468,124
Class B	3,489,310	3,967,761
Class C	1,946,801	1,950,363
Institutional Class	1,850,325	1,591,967
Total	$ 24,158,959	$ 25,330,647
From net realized gain
Class A	$ 149,850	$ 10,945
Class T	570,715	55,415
Class B	187,961	17,248
Class C	103,229	8,364
Institutional Class	76,037	4,869
Total	$ 1,087,792	$ 96,841

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	3,051,831	3,901,567	$ 40,015,553	$ 50,803,639
Reinvestment of distributions	195,076	162,162	2,555,131	2,110,532
Shares redeemed	(2,307,544)	(2,581,581)	(30,076,418)	(33,549,091)
Net increase (decrease)	939,363	1,482,148	$ 12,494,266	$ 19,365,080
Class T
Shares sold	2,589,160	5,300,881	$ 34,035,763	$ 69,054,270
Reinvestment of distributions	732,696	757,344	9,618,791	9,873,817
Shares redeemed	(5,437,720)	(7,372,291)	(71,165,874)	(95,857,703)
Net increase (decrease)	(2,115,864)	(1,314,066)	$ (27,511,320)	$ (16,929,616)
Class B
Shares sold	785,410	2,246,062	$ 10,289,254	$ 29,269,745
Reinvestment of distributions	161,470	172,328	2,111,035	2,238,503
Shares redeemed	(2,134,429)	(2,436,595)	(27,807,695)	(31,456,462)
Net increase (decrease)	(1,187,549)	(18,205)	$ (15,407,406)	$ 51,786
Class C
Shares sold	1,183,460	1,928,795	$ 15,560,504	$ 25,207,188
Reinvestment of distributions	97,489	97,383	1,279,206	1,268,933
Shares redeemed	(1,410,402)	(1,498,069)	(18,440,008)	(19,484,342)
Net increase (decrease)	(129,453)	528,109	$ (1,600,298)	$ 6,991,779
Institutional Class
Shares sold	2,509,454	3,276,194	$ 32,802,511	$ 42,752,774
Reinvestment of distributions	24,913	31,935	325,341	414,731
Shares redeemed	(2,667,085)	(2,309,742)	(34,976,603)	(30,174,752)
Net increase (decrease)	(132,718)	998,387	$ (1,848,751)	$ 12,992,753

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (46)

Year of Election or Appointment: 1998

Vice President of Advisor Municipal Income. Ms. Thompson is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Municipal Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/06/04	12/03/04	$0.11

During fiscal year ended 2004, 100% of the fund's income dividends was free from federal income tax, and 12.03% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.
New York, NY

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

HIMI-UANN-1204
1.784766.101

Fidelity® Advisor

Intermediate Bond

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	35	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	44	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	53
Trustees and Officers	54
Distributions	65

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 3.75% sales charge) A	0.66%	6.30%	6.19%
Class T (incl. 2.75% sales charge)	1.68%	6.38%	6.22%
Class B (incl. contingent deferred sales charge) B	0.75%	6.42%	6.29%
Class C (incl. contingent deferred sales charge) C	2.70%	6.19%	5.71%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee.

B Class B shares bear a 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Class B shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 3%, 0%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Class T on October 31, 1994, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Grant, Portfolio Manager of Fidelity® Advisor Intermediate Bond Fund

U.S. investment-grade bonds posted solid returns for the year ending October 31, 2004. It was a volatile period for high-quality debt, which struggled late in 2003 with rising yields and concerns about higher inflation. The asset class bounced back in the first quarter of 2004, as weak economic data and heightened terrorism fears sparked a flight to safety into investment-grade bonds. But those gains were erased early in the second quarter when a strong employment report led many to believe the economy was heating up again and that the Federal Reserve Board would respond by hiking interest rates. While the Fed did raise rates three times before period end, bonds recovered well. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 5.53%. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 6.59% and 5.57%, respectively. Treasuries - the most interest-rate-sensitive bond category - had a 4.97% advance for the year, according to the Lehman Brothers U.S. Treasury Index.

For the 12 months ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares gained 4.58%, 4.56%, 3.75% and 3.70%, respectively, compared to 4.33% for the Lehman Brothers Intermediate Government/Credit Bond Index and 3.17% for the LipperSM Short-Intermediate Investment Grade Debt Funds Average. The fund benefited most from its weighting in mortgage securities - a sector not represented in the index - and from security selection among BBB-rated corporate bonds. Looking back on the past 12 months, there really was no significant negative influence on the fund's results that I can point to. During 2004's second quarter, when rates rose, my focus on premium mortgage bonds helped the fund. As the price of the two-year Treasury was declining, the prices of many of the portfolio's mortgage securities were going up. In short, I was able to buy these bonds when they were very cheap, priced for the worst possible prepayment environment. When the market environment improved, they performed very well.

Note to shareholders: Ford O'Neil will become Portfolio Manager of Fidelity Advisor Intermediate Bond Fund on December 1, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,032.50	$ 4.29
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.28
Class T
Actual	$ 1,000.00	$ 1,032.90	$ 4.80
Hypothetical A	$ 1,000.00	$ 1,020.22	$ 4.78
Class B
Actual	$ 1,000.00	$ 1,028.40	$ 8.41
Hypothetical A	$ 1,000.00	$ 1,016.60	$ 8.40
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,028.20	$ 8.67
Hypothetical A	$ 1,000.00	$ 1,016.35	$ 8.65
Institutional Class
Actual	$ 1,000.00	$ 1,033.20	$ 3.63
Hypothetical A	$ 1,000.00	$ 1,021.39	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.84%
Class T	.94%
Class B	1.65%
Class C	1.70%
Institutional Class	.71%

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
U.S. Government and U.S. Government Agency Obligations 26.9%	U.S. Government and U.S. Government Agency Obligations 26.2%
AAA 13.9%	AAA 14.7%
AA 4.6%	AA 5.8%
A 20.8%	A 22.2%
BBB 25.2%	BBB 25.6%
BB and Below 1.0%	BB and Below 1.4%
Not Rated 1.3%	Not Rated 0.4%
Short-Term Investments and Net Other Assets 6.3%	Short-Term Investments and Net Other Assets 3.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Average Years to Maturity as of October 31, 2004
6 months ago
Years	4.4	4.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	3.6	3.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Corporate Bonds 37.1%		Corporate Bonds 42.5%
	U.S. Government and U.S. Government Agency Obligations 26.9%		U.S. Government and U.S. Government Agency Obligations 26.2%
	Asset-Backed Securities 12.1%		Asset-Backed Securities 12.9%
	CMOs and Other Mortgage Related Securities 16.3%		CMOs and Other Mortgage Related Securities 13.3%
	Other Investments 1.3%		Other Investments 1.4%
	Short-Term Investments and Net Other Assets 6.3%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	10.7%	** Foreign investments	10.1%
* Futures and Swaps	10.8%	** Futures and Swaps	9.8%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 36.7%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.5%
DaimlerChrysler NA Holding Corp.:
4.75% 1/15/08	$ 2,400,000	$ 2,472,626
6.4% 5/15/06	1,000,000	1,051,403
7.2% 9/1/09	680,000	766,671
7.75% 6/15/05	2,100,000	2,165,764
		6,456,464
Automobiles - 0.4%
General Motors Corp.:
7.2% 1/15/11	2,000,000	2,106,838
8.25% 7/15/23	4,000,000	4,166,788
		6,273,626
Media - 2.2%
AOL Time Warner, Inc.:
6.125% 4/15/06	2,400,000	2,508,943
6.75% 4/15/11	1,700,000	1,913,143
6.875% 5/1/12	4,300,000	4,891,151
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,000,000	2,152,040
Continental Cablevision, Inc. 8.3% 5/15/06	6,520,000	7,017,248
Cox Communications, Inc. 7.125% 10/1/12	1,235,000	1,389,079
Hearst-Argyle Television, Inc. 7% 11/15/07	1,000,000	1,083,808
Liberty Media Corp. 8.25% 2/1/30	1,900,000	2,170,522
News America Holdings, Inc. 7.375% 10/17/08	2,000,000	2,233,460
News America, Inc.:
4.75% 3/15/10	2,000,000	2,057,968
6.625% 1/9/08	1,700,000	1,860,458
		29,277,820
Multiline Retail - 0.0%
The May Department Stores Co. 3.95% 7/15/07 (a)	715,000	722,380
Specialty Retail - 0.2%
Boise Cascade Corp. 7.5% 2/1/08	2,175,000	2,427,367
TOTAL CONSUMER DISCRETIONARY		45,157,657
CONSUMER STAPLES - 1.5%
Beverages - 0.3%
Miller Brewing Co. 4.25% 8/15/08 (a)	3,740,000	3,815,821
Food & Staples Retailing - 0.2%
Safeway, Inc. 6.5% 3/1/11	2,295,000	2,535,319
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 0.2%
Cadbury Schweppes U.S. Finance LLC:
3.875% 10/1/08 (a)	$ 1,675,000	$ 1,686,742
5.125% 10/1/13 (a)	1,055,000	1,077,275
		2,764,017
Tobacco - 0.8%
Altria Group, Inc. 7% 11/4/13	3,280,000	3,454,230
Philip Morris Companies, Inc.:
7.2% 2/1/07	2,000,000	2,123,832
7.65% 7/1/08	4,635,000	5,044,386
		10,622,448
TOTAL CONSUMER STAPLES		19,737,605
ENERGY - 2.6%
Energy Equipment & Services - 0.5%
Cooper Cameron Corp. 2.65% 4/15/07	1,555,000	1,528,088
Petronas Capital Ltd. 7% 5/22/12 (a)	4,495,000	5,183,117
		6,711,205
Oil & Gas - 2.1%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (a)	1,965,000	2,007,688
Duke Energy Field Services LLC 7.875% 8/16/10	3,250,000	3,843,837
EnCana Holdings Finance Corp. 5.8% 5/1/14	1,040,000	1,119,462
Enterprise Products Operating LP:
4% 10/15/07 (a)	1,475,000	1,486,617
4.625% 10/15/09 (a)	540,000	545,564
5.6% 10/15/14 (a)	380,000	387,228
Kinder Morgan Energy Partners LP:
5.35% 8/15/07	1,070,000	1,121,686
7.125% 3/15/12	3,890,000	4,474,227
Pemex Project Funding Master Trust:
6.125% 8/15/08	1,000,000	1,060,000
7.375% 12/15/14	3,000,000	3,324,000
7.875% 2/1/09 (d)	3,000,000	3,375,000
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (a)	2,100,000	2,501,642
Williams Companies, Inc. 7.125% 9/1/11	2,175,000	2,436,000
		27,682,951
TOTAL ENERGY		34,394,156
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - 15.7%
Capital Markets - 2.0%
Amvescap PLC yankee 6.6% 5/15/05	$ 3,490,000	$ 3,559,196
Bank of New York Co., Inc.:
3.4% 3/15/13 (d)	1,300,000	1,276,820
4.25% 9/4/12 (d)	1,510,000	1,529,257
Credit Suisse First Boston (USA), Inc. 4.7% 6/1/09	1,925,000	1,991,563
Goldman Sachs Group, Inc. 6.6% 1/15/12	3,000,000	3,370,458
Legg Mason, Inc. 6.75% 7/2/08	3,710,000	4,095,410
Lehman Brothers Holdings, Inc. 7% 2/1/08	2,400,000	2,650,462
Merrill Lynch & Co., Inc. 6.15% 1/26/06	625,000	651,291
Morgan Stanley 4.75% 4/1/14	8,035,000	7,871,343
		26,995,800
Commercial Banks - 2.6%
Bank of America Corp.:
4.75% 10/15/06	985,000	1,019,605
6.25% 4/15/12	840,000	937,432
7.125% 9/15/06	2,000,000	2,154,720
BB&T Corp. 4.75% 10/1/12	2,000,000	2,022,984
Chase Manhattan Corp. 6.375% 4/1/08	360,000	394,479
Export-Import Bank of Korea:
4.125% 2/10/09 (a)	685,000	691,780
5.25% 2/10/14 (a)	2,565,000	2,658,317
FleetBoston Financial Corp. 3.85% 2/15/08	1,000,000	1,014,369
Korea Development Bank:
3.875% 3/2/09	3,850,000	3,850,601
4.75% 7/20/09	1,300,000	1,343,130
5.75% 9/10/13	4,065,000	4,398,777
Mellon Bank NA, Pittsburgh 7.375% 5/15/07	1,800,000	1,974,424
Mercantile Bancorp, Inc. 7.3% 6/15/07	835,000	918,472
PNC Funding Corp. 5.75% 8/1/06	5,215,000	5,461,560
Popular North America, Inc. 6.125% 10/15/06	1,295,000	1,367,255
U.S. Bank NA, Minnesota 5.7% 12/15/08	2,000,000	2,151,532
Wachovia Corp. 4.875% 2/15/14	2,600,000	2,618,161
		34,977,598
Consumer Finance - 4.3%
American General Finance Corp.:
4% 3/15/11	3,020,000	2,949,190
5.375% 10/1/12	3,050,000	3,191,666
Capital One Bank:
4.875% 5/15/08	2,170,000	2,253,391
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Consumer Finance - continued
Capital One Bank: - continued
6.5% 6/13/13	$ 2,315,000	$ 2,542,192
Ford Motor Credit Co.:
7% 10/1/13	7,000,000	7,392,378
7.375% 10/28/09	3,000,000	3,262,806
General Motors Acceptance Corp. 6.875% 9/15/11	3,415,000	3,554,964
Household Finance Corp.:
4.75% 5/15/09	2,140,000	2,220,809
5.875% 2/1/09	1,055,000	1,140,921
6.375% 11/27/12	1,595,000	1,780,631
6.75% 5/15/11	3,000,000	3,393,435
7% 5/15/12	5,235,000	6,047,969
Household International, Inc. 8.875% 2/15/08	2,550,000	2,738,358
MBNA America Bank NA 4.625% 8/3/09	10,000,000	10,267,190
MBNA Corp. 6.25% 1/17/07	1,155,000	1,227,243
SLM Corp. 3.625% 3/17/08	3,900,000	3,923,291
		57,886,434
Diversified Financial Services - 1.5%
Alliance Capital Management LP 5.625% 8/15/06	1,495,000	1,563,426
CIT Group, Inc. 3.875% 11/3/08	530,000	532,368
Citigroup, Inc. 3.5% 2/1/08	1,155,000	1,160,106
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (a)	705,000	750,386
Hutchison Whampoa International 03/33 Ltd.:
6.25% 1/24/14 (a)	3,625,000	3,763,747
7.45% 11/24/33 (a)	900,000	941,317
International Lease Finance Corp. 4.375% 11/1/09	2,000,000	2,004,622
J.P. Morgan Chase & Co.:
4% 2/1/08	1,125,000	1,144,785
4.875% 3/15/14	2,190,000	2,192,131
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (a)	3,670,000	3,818,815
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	2,425,000	2,659,451
		20,531,154
Insurance - 0.8%
Aegon NV 4.75% 6/1/13	3,400,000	3,395,135
Monumental Global Funding II 3.85% 3/3/08 (a)	4,500,000	4,593,996
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - continued
St. Paul Travelers Companies, Inc. 8.125% 4/15/10	$ 1,750,000	$ 2,059,808
Travelers Property Casualty Corp. 5% 3/15/13	835,000	830,231
		10,879,170
Real Estate - 3.5%
AMB Property LP 7.2% 12/15/05	2,000,000	2,094,530
Arden Realty LP:
5.2% 9/1/11	1,200,000	1,221,245
7% 11/15/07	3,460,000	3,826,871
8.875% 3/1/05	2,590,000	2,641,932
AvalonBay Communities, Inc. 5% 8/1/07	1,380,000	1,433,416
Boston Properties, Inc. 6.25% 1/15/13	3,900,000	4,243,079
Brandywine Operating Partnership LP 4.5% 11/1/09	3,310,000	3,302,347
BRE Properties, Inc. 5.95% 3/15/07	875,000	923,050
Camden Property Trust 5.875% 11/30/12	1,700,000	1,803,146
CarrAmerica Realty Corp. 5.25% 11/30/07	1,940,000	2,024,462
Developers Diversified Realty Corp.:
4.625% 8/1/10	2,325,000	2,330,992
5.25% 4/15/11	4,660,000	4,788,751
EOP Operating LP:
4.65% 10/1/10	6,440,000	6,540,799
4.75% 3/15/14	2,600,000	2,527,806
Gables Realty LP 5.75% 7/15/07	5,245,000	5,498,197
Healthcare Realty Trust, Inc. 5.125% 4/1/14	1,970,000	1,923,100
		47,123,723
Thrifts & Mortgage Finance - 1.0%
Abbey National PLC 6.69% 10/17/05	1,020,000	1,055,020
Countrywide Home Loans, Inc.:
3.25% 5/21/08	3,460,000	3,398,360
4% 3/22/11	3,290,000	3,205,612
6.935% 7/16/07	2,450,000	2,663,679
Independence Community Bank Corp. 3.75% 4/1/14 (d)	1,240,000	1,208,936
Washington Mutual, Inc.:
4.375% 1/15/08	1,665,000	1,708,473
4.625% 4/1/14	175,000	168,587
		13,408,667
TOTAL FINANCIALS		211,802,546
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.8%
Bombardier, Inc.:
6.3% 5/1/14 (a)	$ 1,515,000	$ 1,358,922
7.45% 5/1/34 (a)	60,000	52,589
Raytheon Co.:
6.15% 11/1/08	3,000,000	3,270,564
8.3% 3/1/10	5,195,000	6,231,002
		10,913,077
Airlines - 0.4%
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	2,020,000	1,913,676
7.92% 5/18/12	4,845,000	3,197,700
		5,111,376
Commercial Services & Supplies - 0.1%
Boise Cascade Office Products Corp. 7.05% 5/15/05	1,830,000	1,873,926
Road & Rail - 0.4%
Canadian Pacific Railway Co. yankee 6.25% 10/15/11	2,700,000	2,993,169
Norfolk Southern Corp.:
5.257% 9/17/14	1,731,000	1,771,685
7.35% 5/15/07	331,000	361,791
		5,126,645
TOTAL INDUSTRIALS		23,025,024
INFORMATION TECHNOLOGY - 0.8%
Communications Equipment - 0.4%
Motorola, Inc. 8% 11/1/11	4,760,000	5,741,041
Computers & Peripherals - 0.4%
Hewlett-Packard Co.:
6.5% 7/1/12	585,000	658,515
7.15% 6/15/05	2,400,000	2,469,113
NCR Corp. 7.125% 6/15/09	2,270,000	2,531,770
		5,659,398
TOTAL INFORMATION TECHNOLOGY		11,400,439
MATERIALS - 0.9%
Containers & Packaging - 0.0%
Sealed Air Corp. 5.625% 7/15/13 (a)	510,000	524,971
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Metals & Mining - 0.7%
Corporacion Nacional del Cobre (Codelco):
5.5% 10/15/13 (a)	$ 2,335,000	$ 2,435,980
6.375% 11/30/12 (a)	5,580,000	6,182,417
		8,618,397
Paper & Forest Products - 0.2%
International Paper Co.:
4.25% 1/15/09	495,000	499,525
5.5% 1/15/14	1,240,000	1,279,637
Weyerhaeuser Co. 7.375% 3/15/32	1,170,000	1,364,796
		3,143,958
TOTAL MATERIALS		12,287,326
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 5.2%
Ameritech Capital Funding Corp. euro 6.25% 5/18/09	1,100,000	1,188,550
British Telecommunications PLC:
8.375% 12/15/10	2,835,000	3,440,156
8.875% 12/15/30	775,000	1,035,788
Deutsche Telekom International Finance BV:
5.25% 7/22/13	1,635,000	1,690,446
8.5% 6/15/10	4,165,000	5,017,821
8.75% 6/15/30	1,535,000	2,025,531
France Telecom SA 8.75% 3/1/11	3,800,000	4,563,895
Koninklijke KPN NV yankee 8% 10/1/10	5,940,000	7,108,653
KT Corp. 5.875% 6/24/14 (a)	1,200,000	1,287,156
SBC Communications, Inc. 4.125% 9/15/09	7,000,000	7,034,993
Sprint Capital Corp.:
7.625% 1/30/11	2,100,000	2,456,070
8.375% 3/15/12	6,550,000	8,038,710
Telecom Italia Capital:
4% 11/15/08	3,000,000	3,019,974
4.95% 9/30/14 (a)	1,780,000	1,766,312
Telefonica Europe BV 7.75% 9/15/10	2,400,000	2,844,948
TELUS Corp. yankee 7.5% 6/1/07	1,310,000	1,439,397
Verizon Global Funding Corp.:
7.25% 12/1/10	4,837,000	5,642,065
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon Global Funding Corp.: - continued
7.375% 9/1/12	$ 7,135,000	$ 8,475,709
7.75% 6/15/32	2,000,000	2,454,984
		70,531,158
Wireless Telecommunication Services - 0.9%
America Movil SA de CV:
4.125% 3/1/09	1,310,000	1,289,289
5.5% 3/1/14	3,120,000	3,066,224
AT&T Wireless Services, Inc.:
7.5% 5/1/07	5,000,000	5,511,520
7.875% 3/1/11	1,320,000	1,572,525
		11,439,558
TOTAL TELECOMMUNICATION SERVICES		81,970,716
UTILITIES - 4.1%
Electric Utilities - 3.0%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	2,265,000	2,365,025
Detroit Edison Co. 6.125% 10/1/10	1,440,000	1,584,102
DTE Energy Co. 7.05% 6/1/11	3,320,000	3,773,183
Exelon Corp. 6.75% 5/1/11	1,735,000	1,954,915
Exelon Generation Co. LLC 5.35% 1/15/14	8,000,000	8,240,128
FirstEnergy Corp.:
5.5% 11/15/06	1,500,000	1,560,792
6.45% 11/15/11	970,000	1,062,806
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	4,135,000	4,424,818
Monongahela Power Co. 5% 10/1/06	1,370,000	1,406,504
Niagara Mohawk Power Corp. 8.875% 5/15/07	400,000	451,683
Oncor Electric Delivery Co.:
5% 9/1/07	2,000,000	2,084,392
6.375% 5/1/12	1,155,000	1,281,481
Pacific Gas & Electric Co. 4.8% 3/1/14	615,000	615,924
Progress Energy, Inc. 7.1% 3/1/11	1,800,000	2,041,412
PSI Energy, Inc. 6.65% 6/15/06	3,775,000	3,987,997
Public Service Co. of Colorado 7.875% 10/1/12	1,465,000	1,793,267
Southern California Edison Co. 4.65% 4/1/15	165,000	162,864
Virginia Electric & Power Co. 5.75% 3/31/06	2,000,000	2,079,620
		40,870,913
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - 0.3%
NiSource Finance Corp. 7.875% 11/15/10	$ 2,505,000	$ 2,973,510
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,010,000	1,164,902
		4,138,412
Multi-Utilities & Unregulated Power - 0.8%
Constellation Energy Group, Inc. 7% 4/1/12	1,000,000	1,143,894
Dominion Resources, Inc.:
6.25% 6/30/12	3,330,000	3,652,001
8.125% 6/15/10	4,695,000	5,588,778
		10,384,673
TOTAL UTILITIES		55,393,998
TOTAL NONCONVERTIBLE BONDS (Cost $476,698,092)		495,169,467
U.S. Government and Government Agency Obligations - 14.2%

U.S. Government Agency Obligations - 10.4%
Fannie Mae:
4.375% 9/15/12	25,000,000	25,204,925
4.375% 7/17/13	4,850,000	4,739,818
5.5% 3/15/11	19,700,000	21,364,315
6.25% 2/1/11	735,000	816,088
6.25% 3/22/12	4,800,000	4,869,067
6.625% 9/15/09	37,000,000	41,881,849
Freddie Mac:
3.625% 9/15/08	5,532,000	5,591,906
5.25% 11/5/12	1,405,000	1,439,670
5.5% 9/15/11	17,200,000	18,666,885
5.875% 3/21/11	2,655,000	2,901,501
6.625% 9/15/09	11,400,000	12,905,461
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		140,381,485
U.S. Treasury Inflation Protected Obligations - 1.0%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	6,635,046	6,940,606
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14	6,768,696	7,016,170
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		13,956,776
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 2.8%
U.S. Treasury Bills, yield at date of purchase 1.45% 11/18/04 (c)	$ 500,000	$ 499,617
U.S. Treasury Bonds 6.125% 8/15/29	1,000,000	1,180,781
U.S. Treasury Notes:
3.125% 4/15/09	4,000,000	3,989,220
4% 11/15/12	5,000,000	5,055,470
4.75% 5/15/14	7,320,000	7,739,758
5% 8/15/11	7,956,000	8,592,170
6.5% 2/15/10	8,955,000	10,303,498
TOTAL U.S. TREASURY OBLIGATIONS		37,360,514
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $188,842,709)		191,698,775
U.S. Government Agency - Mortgage Securities - 9.2%

Fannie Mae - 9.0%
4% 11/1/19 (b)	4,696,788	4,608,723
4.5% 11/1/19 (b)	28,000,000	28,052,500
4.5% 8/1/33 to 9/1/33	1,848,076	1,797,318
5% 11/1/34 (b)	9,000,000	8,963,438
5.5% 9/1/10 to 10/1/34	14,418,087	14,803,503
6% 5/1/16 to 4/1/17	2,084,390	2,188,473
6.5% 4/1/09 to 8/1/32	20,322,580	21,486,136
6.5% 11/1/19 (b)	10,740,787	11,391,947
6.5% 11/1/34 (b)	5,945,356	6,250,056
7% 12/1/08 to 11/1/33	17,388,654	18,477,190
7.5% 8/1/17 to 9/1/28	1,757,346	1,888,708
8.5% 6/1/11 to 9/1/25	212,804	234,029
9.5% 2/1/25	90,317	101,953
10.5% 8/1/20	39,175	44,765
11% 8/1/15	328,165	363,773
12.5% 12/1/13 to 4/1/15	16,858	19,394
TOTAL FANNIE MAE		120,671,906
Freddie Mac - 0.0%
8.5% 9/1/24 to 8/1/27	249,915	274,906
9.5% 1/1/17	10,464	11,778
10% 4/1/06 to 5/1/09	9,633	10,418
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Freddie Mac - continued
10.5% 5/1/21	$ 46,645	$ 51,153
11% 12/1/11	2,784	3,076
11.5% 10/1/15	7,527	8,539
11.75% 10/1/10	11,583	12,781
TOTAL FREDDIE MAC		372,651
Government National Mortgage Association - 0.2%
6.5% 2/15/29	633,385	671,426
7% 2/15/28 to 11/15/28	1,511,969	1,616,197
7.5% 2/15/28 to 10/15/28	20,396	21,978
8% 11/15/05 to 6/15/25	210,256	221,675
8.5% 4/15/17 to 10/15/21	213,027	234,907
11% 7/20/19 to 8/20/19	12,747	14,443
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		2,780,626
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $122,298,035)		123,825,183
Asset-Backed Securities - 7.8%

ACE Securities Corp.:
Series 2002-HE2 Class A2A, 2.3625% 8/25/32 (d)	67,002	67,031
Series 2003-FM1 Class M2, 3.7825% 11/25/32 (d)	955,000	970,989
Series 2004-HE1:
Class M1, 2.4325% 2/25/34 (d)	525,000	525,048
Class M2, 3.0325% 2/25/34 (d)	600,000	600,137
American Express Credit Account Master Trust:
Series 2001-2 Class A, 5.53% 10/15/08	1,020,000	1,059,078
Series 2004-1 Class B, 2.12% 9/15/11 (d)	1,430,000	1,432,884
Series 2004-C Class C, 2.37% 2/15/12 (a)(d)	6,500,000	6,499,592
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 2.3625% 4/25/34 (d)	300,000	299,986
Class M2, 2.4125% 4/25/34 (d)	225,000	224,990
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 2.25% 4/15/33 (d)	1,236,958	1,238,553
Series 2003-HE7 Class A3, 2.23% 12/15/33 (d)	1,984,265	1,985,693
Bank One Issuance Trust:
Series 2002-B1 Class B1, 2.25% 12/15/09 (d)	1,290,000	1,295,556
Series 2002-C1 Class C1, 2.83% 12/15/09 (d)	1,840,000	1,862,145
Series 2004-B2 Class B2, 4.37% 4/15/12	3,100,000	3,167,859
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 2.4088% 2/28/44 (d)	$ 1,914,247	$ 1,915,892
Capital One Master Trust:
Series 2001-1 Class B, 2.38% 12/15/10 (d)	2,130,000	2,144,251
Series 2001-8A Class B, 2.42% 8/17/09 (d)	3,015,000	3,036,535
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 2.55% 7/15/08 (d)	875,000	878,109
Series 2003-B1 Class B1, 3.04% 2/17/09 (d)	3,535,000	3,582,266
Series 2003-B2 Class B2, 3.5% 2/17/09	1,860,000	1,872,916
Series 2003-B4 Class B4, 2.67% 7/15/11 (d)	1,680,000	1,708,926
Series 2004-6 Class B, 4.15% 7/16/12	2,560,000	2,560,000
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.8325% 10/25/33 (d)	824,992	848,952
Chase Credit Card Master Trust Series 2003-6 Class B, 2.22% 2/15/11 (d)	2,435,000	2,450,150
Chase Credit Card Owner Trust Series 2004-1 Class B, 2.07% 5/15/09 (d)	1,020,000	1,019,936
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 2.72% 10/15/07 (d)	3,500,000	3,508,429
Series 2003-C1 Class C1, 3.14% 4/7/10 (d)	1,330,000	1,359,616
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 2.4325% 5/25/34 (d)	1,275,000	1,274,941
Series 2004-3 Class M1, 2.4325% 6/25/34 (d)	350,000	350,344
Discover Card Master Trust I Series 2001-6 Class A, 5.75% 12/15/08	8,000,000	8,378,318
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 2.6125% 11/25/33 (d)	300,000	302,170
Class M2, 3.6825% 11/25/33 (d)	200,000	204,495
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 2.4825% 3/25/34 (d)	100,000	99,995
Class M4, 2.8325% 3/25/34 (d)	75,000	74,996
Class M6, 3.1825% 3/25/34 (d)	100,000	99,675
Fremont Home Loan Trust Series 2004-A:
Class M1, 2.4825% 1/25/34 (d)	1,100,000	1,099,949
Class M2, 3.0825% 1/25/34 (d)	1,275,000	1,274,940
GSAMP Trust Series 2004-FM2:
Class M1, 2.4325% 1/25/34 (d)	750,000	749,965
Class M2, 3.0325% 1/25/34 (d)	400,000	399,981
Class M3, 3.2325% 1/25/34 (d)	400,000	399,981
Home Equity Asset Trust:
Series 2003-2:
Class A2, 2.3125% 8/25/33 (d)	277,206	277,583
Class M1, 2.8125% 8/25/33 (d)	765,000	773,322
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Home Equity Asset Trust: - continued
Series 2003-4:
Class M1, 2.7325% 10/25/33 (d)	$ 1,045,000	$ 1,053,668
Class M2, 3.8325% 10/25/33 (d)	1,240,000	1,261,363
Series 2004-3:
Class M2, 3.1325% 8/25/34 (d)	535,000	534,974
Class M3, 3.3825% 8/25/34 (d)	225,000	224,989
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (a)	39,681	39,780
Series 2003-2N Class A, 8% 9/27/33 (a)	153,674	154,442
Series 2003-5N Class A, 7.5% 1/27/34 (a)	68,319	68,660
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 2.6825% 7/25/33 (d)	2,460,000	2,478,168
Class M2, 3.7825% 7/25/33 (d)	1,260,000	1,292,693
MBNA Credit Card Master Note Trust:
Series 2003-B2 Class B2, 2.26% 10/15/10 (d)	350,000	351,911
Series 2003-B3 Class B3, 2.245% 1/18/11 (d)	1,685,000	1,689,545
Series 2003-B5 Class B5, 2.24% 2/15/11 (d)	2,530,000	2,547,956
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 2.4325% 7/25/34 (d)	500,000	499,977
Class M2, 2.4825% 7/25/34 (d)	100,000	99,995
Class M3, 2.8825% 7/25/34 (d)	200,000	199,991
Class M4, 3.0325% 7/25/34 (d)	125,000	124,994
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 3.0325% 12/27/32 (d)	460,000	466,977
Series 2003-HE1 Class M2, 3.8325% 5/25/33 (d)	1,450,000	1,471,614
Series 2003-NC8 Class M1, 2.6325% 9/25/33 (d)	665,000	667,258
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 2.9325% 1/25/32 (d)	1,350,000	1,367,847
Series 2002-NC1 Class M1, 2.7325% 2/25/32 (a)(d)	865,000	872,107
Series 2002-NC3 Class M1, 2.6525% 8/25/32 (d)	375,000	377,956
Series 2003-NC2 Class M2, 3.9325% 2/25/33 (d)	710,000	725,948
National Collegiate Student Loan Trust Series 2004-2 Class AIO, 9.75% 10/25/14 (f)	1,960,000	1,099,361
New Century Home Equity Loan Trust Series 2003-2 Class A2, 2.3625% 1/25/33 (d)	977,391	979,063
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57% 6/15/09	10,000,000	9,988,019
NovaStar Home Equity Loan Series 2004-1:
Class M1, 2.3825% 6/25/34 (d)	350,000	350,312
Class M4, 2.9075% 6/25/34 (d)	585,000	580,806
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II:
Series 1999-1 Class A, 5.65% 3/17/09	$ 416,667	$ 419,091
Series 2002-4 Class A, 2% 8/18/09 (d)	2,700,000	2,702,420
SLM Private Credit Student Loan Trust Series 2004-A Class C, 2.47% 6/15/33 (d)	1,190,000	1,203,388
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 2.32% 3/15/11 (a)(d)	2,320,000	2,322,176
West Penn Funding LLC Series 1999-A Class A3, 6.81% 9/25/08	3,061,262	3,175,968
TOTAL ASSET-BACKED SECURITIES (Cost $104,138,258)		105,269,591
Collateralized Mortgage Obligations - 7.2%

Private Sponsor - 6.2%
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3946% 12/25/33 (d)	629,226	630,809
Class 2A1, 4.2114% 12/25/33 (d)	1,759,292	1,752,562
Series 2003-L Class 2A1, 4.0319% 1/25/34 (d)	3,348,992	3,330,400
Series 2004-1 Class 2A2, 4.7497% 10/25/34 (d)	2,991,932	3,021,852
Series 2004-B:
Class 1A1, 3.4413% 3/25/34 (d)	1,266,402	1,265,891
Class 2A2, 4.1529% 3/25/34 (d)	1,195,464	1,194,910
Series 2004-C Class 1A1, 3.4176% 4/25/34 (d)	2,204,488	2,202,163
Series 2004-D:
Class 1A1, 3.597% 5/25/34 (d)	2,605,727	2,608,984
Class 2A2, 4.2257% 5/25/34 (d)	3,001,488	2,997,850
Series 2004-G Class 2A7, 4.661% 8/25/34 (d)	2,587,954	2,608,999
Series 2004-H Class 2A1, 4.5448% 9/25/34 (d)	2,948,193	2,962,370
Series 2004-J:
Class 1A2, 4.3462% 11/25/34 (d)	1,115,000	1,128,938
Class 2A1, 4.8243% 11/25/34 (d)	4,525,000	4,580,148
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 2.3025% 4/25/34 (d)	1,023,717	1,025,654
Series 2004-AR6 Class 9A2, 2.3025% 10/25/34 (d)	1,500,578	1,502,035
Granite Mortgages PLC floater Series 2004-2 Class 1C, 2.61% 6/20/44 (d)	1,020,000	1,021,833
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.327% 5/25/17 (d)	2,437,565	2,533,892
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2587% 8/25/17 (d)	2,163,499	2,251,391
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-E Class XA1, 1% 10/25/28 (d)(f)	$ 15,302,837	$ 229,201
Series 2003-G Class XA1, 1% 1/25/29 (f)	13,498,582	210,038
Series 2003-H Class XA1, 1% 1/25/29 (a)(f)	11,763,594	184,594
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	3,830,190	3,986,990
Series 2004-SL2 Class A1, 6.5% 10/25/16	493,436	510,005
Series 2004-SL3 Class A1, 7% 8/25/16	5,864,850	6,149,387
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 3.4081% 7/10/35 (a)(d)	2,349,302	2,390,570
Class B4, 3.6081% 7/10/35 (a)(d)	1,761,976	1,792,707
Class B5, 4.2081% 7/10/35 (a)(d)	1,664,089	1,687,725
Class B6, 4.7081% 7/10/35 (a)(d)	783,101	796,240
Series 2003-CB1:
Class B3, 3.3081% 6/10/35 (a)(d)	821,492	836,332
Class B4, 3.5081% 6/10/35 (a)(d)	733,475	746,601
Class B5, 4.1081% 6/10/35 (a)(d)	498,763	509,202
Class B6, 4.6081% 6/10/35 (a)(d)	298,280	304,381
Series 2003-D Class B3, 3.1581% 12/10/35 (a)(d)	9,862,880	9,903,782
Series 2004-B:
Class B4, 2.9581% 2/10/36 (a)(d)	298,237	298,237
Class B5, 3.4081% 2/10/36 (a)(d)	298,237	298,237
Class B6, 3.8581% 2/10/36 (a)(d)	99,412	99,412
Series 2004-C:
Class B4, 2.79% 9/10/36 (d)	399,560	399,560
Class B5, 3.19% 9/10/36 (d)	499,450	499,450
Class B6, 3.6081% 9/10/36 (d)	99,890	99,890
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 2.3825% 6/25/33 (a)(d)	1,619,028	1,624,193
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (a)(f)	51,868,437	530,842
WAMU Mortgage pass thru certificates:
sequential pay Series 2002-S6 Class A25, 6% 10/25/32	1,147,110	1,157,793
Series 2003-AR12 Class A5, 4.043% 2/25/34	5,000,000	5,021,556
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	422,331	436,575
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Washington Mutual Mortgage Securities Corp. sequential pay: - continued
Series 2004-RA2 Class 2A, 7% 7/25/33	$ 831,686	$ 863,394
Wells Fargo Mortgage Backed Securities Trust Series 2004-T Class A1, 3.457% 9/25/34 (d)	2,856,887	2,851,957
TOTAL PRIVATE SPONSOR		83,039,532
U.S. Government Agency - 1.0%
Fannie Mae planned amortization class:
Series 1994-51 Class PH, 6.5% 1/25/23	38,806	38,752
Series 1994-81 Class PJ, 8% 7/25/23	829,398	833,751
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2001-53 Class OH, 6.5% 6/25/30	50,650	50,714
Freddie Mac planned amortization class Series 2355 Class CD, 6.5% 6/15/30	78,893	79,143
Freddie Mac Multi-class participation certificates guaranteed:
sequential pay Series 2473 Class VK, 6.5% 10/15/18	10,623,000	10,863,700
Series 2749 Class MZ, 5% 2/15/24	48,228	48,190
Series 2764 Class ZB, 5% 3/15/33	38,380	38,354
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8703% 10/16/23 (d)	370,000	398,703
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2001-45 Class GC, 6.5% 10/20/30	1,008,104	1,017,194
TOTAL U.S. GOVERNMENT AGENCY		13,368,501
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $96,715,449)		96,408,033
Commercial Mortgage Securities - 8.8%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	699,557	729,220
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (d)(f)	18,001,497	1,035,061
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Banc of America Commercial Mortgage, Inc. Series 2002-2 Class XP, 2.0357% 7/11/43 (a)(d)(f)	$ 11,789,538	$ 865,225
Banc of America Large Loan, Inc. floater Series 2003-BBA2:
Class C, 2.34% 11/15/15 (a)(d)	265,000	266,328
Class D, 2.42% 11/15/15 (a)(d)	410,000	412,482
Class F, 2.77% 11/15/15 (a)(d)	295,000	297,365
Class H, 3.27% 11/15/15 (a)(d)	265,000	266,794
Class J, 3.82% 11/15/15 (a)(d)	275,000	278,943
Class K, 4.47% 11/15/15 (a)(d)	245,000	247,648
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 2.2925% 4/25/34 (a)(d)	1,811,212	1,805,410
Class B, 3.8325% 4/25/34 (a)(d)	190,654	190,177
Class M1, 2.4925% 4/25/34 (a)(d)	190,654	190,296
Class M2, 3.1325% 4/25/34 (a)(d)	95,327	95,230
Series 2004-2 Class A, 2.3625% 8/25/34 (a)(d)	1,601,425	1,602,989
Bear Stearns Commercial Mortgage Securities, Inc.:
floater:
Series 2003-BA1A Class A1, 2.1475% 4/14/15 (a)(d)	2,618,177	2,618,010
Series 2004-ESA Class A2, 2.2075% 5/14/16 (a)(d)	1,505,000	1,505,662
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (a)	770,000	795,087
Series 2004-ESA:
Class B, 4.888% 5/14/16 (a)	1,410,000	1,456,333
Class C, 4.937% 5/14/16 (a)	880,000	909,594
Class D, 4.986% 5/14/16 (a)	320,000	330,618
Class E, 5.064% 5/14/16 (a)	995,000	1,026,731
Class F, 5.182% 5/14/16 (a)	240,000	247,635
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.6887% 5/15/35 (a)(d)(f)	23,847,318	1,382,291
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.4842% 2/12/16 (a)(d)	980,000	1,091,916
COMM floater:
Series 2001-FL5A Class D, 3.12% 11/15/13 (a)(d)	1,554,420	1,554,420
Series 2002-FL7:
Class A2, 2.22% 11/15/14 (a)(d)	1,178,176	1,178,246
Class D, 2.44% 11/15/14 (a)(d)	600,000	601,020
Commercial Mortgage Asset Trust sequential pay Series 1999-C2 Class A1, 7.285% 11/17/32	2,412,111	2,614,946
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class B, 2.2581% 9/15/14 (a)(d)	$ 440,000	$ 440,275
Class D, 2.4981% 9/15/14 (a)(d)	135,000	135,084
Class E, 2.5581% 9/15/14 (a)(d)	185,000	185,116
Class F, 2.6581% 9/15/14 (a)(d)	145,000	145,091
Class G, 2.8381% 9/15/14 (a)(d)	330,000	330,206
Class H, 2.9381% 9/15/14 (a)(d)	355,000	355,222
Class J, 3.4581% 9/15/14 (a)(d)	120,000	120,075
Class K, 3.8581% 9/15/14 (a)(d)	190,000	190,119
Class L, 4.0581% 9/15/14 (a)(d)	155,000	155,097
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (a)	1,287,674	1,361,715
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2:
Class A2, 6.52% 1/17/35	545,260	553,345
Class A3, 6.55% 1/17/35	1,245,000	1,346,203
Series 1998-C1 Class A1B, 6.48% 5/17/40	2,885,000	3,146,925
Series 1999-C1 Class A2, 7.29% 9/15/41	7,550,000	8,595,066
Series 2001-CK3 Class A2, 6.04% 6/15/34	2,050,000	2,126,374
Series 1997-C2 Class D, 7.27% 1/17/35	755,000	845,131
Series 2001-CK6 Class AX, 0.645% 9/15/18 (f)	34,666,335	1,299,086
Series 2003-TFLA Class G, 2.4433% 4/15/13 (a)(d)	520,000	502,906
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	775,000	862,066
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	4,500,000	4,861,894
Series 2000-CF1 Class A1A, 7.45% 6/10/33	1,453,402	1,515,708
Equitable Life Assurance Society of the United States:
sequential pay Series 174 Class A1, 7.24% 5/15/06 (a)	1,500,000	1,589,361
Series 174 Class C1, 7.52% 5/15/06 (a)	1,000,000	1,062,232
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.7804% 5/15/33 (a)(d)(f)	23,628,824	956,939
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (a)	4,872,389	5,034,681
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	2,030,000	2,010,997
Series 2003-36 Class C, 4.254% 2/16/31	1,685,000	1,687,916
Series 2003-47 Class C, 4.227% 10/16/27	3,015,000	3,012,826
Series 2003-59 Class D, 3.654% 10/16/27	3,060,000	2,935,442
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Ginnie Mae guaranteed REMIC pass thru securities: - continued
Series 2003-47 Class XA, 0.237% 6/16/43 (d)(f)	$ 9,408,753	$ 506,821
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (a)	2,600,000	2,897,211
Series 2003-C1 Class A2A, 3.59% 1/10/40	1,560,000	1,565,805
Series 2001-LIBA Class C, 6.733% 2/14/16 (a)	815,000	906,492
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	1,777,114	1,907,221
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (a)	1,421,350	1,571,385
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1 Class X2, 1.3148% 1/15/38 (a)(d)(f)	5,195,000	242,078
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A1, 7.95% 7/15/09	2,380,395	2,559,999
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (a)	4,000,000	3,863,594
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA Class J, 3.9175% 12/16/14 (a)(d)	1,480,000	1,517,289
Morgan Stanley Capital I, Inc. sequential pay Series 1997-HF1 Class A2, 7.27% 7/15/29 (a)	1,530,871	1,596,417
Morgan Stanley Dean Witter Capital I Trust sequential pay Series 2001-PPM Class A2, 6.4% 2/15/31	2,956,961	3,183,375
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	1,641,063	1,771,409
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 6/20/31	1,057,688	1,127,239
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (a)	2,500,000	2,692,028
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (a)	3,675,000	3,934,352
Class C4, 6.893% 5/15/16 (a)	8,000,000	9,128,419
Wachovia Bank Commercial Mortgage Trust sequential pay Series 2003-C8 Class A3, 4.445% 11/15/35	4,050,000	4,110,584
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $115,019,532)		118,040,493
Foreign Government and Government Agency Obligations - 1.3%
	Principal Amount	Value (Note 1)
Chilean Republic:
5.625% 7/23/07	$ 1,210,000	$ 1,276,550
7.125% 1/11/12	4,555,000	5,255,331
State of Israel 4.625% 6/15/13	480,000	465,300
United Mexican States:
4.625% 10/8/08	4,030,000	4,098,510
7.5% 1/14/12	3,650,000	4,146,400
8% 9/24/22	2,000,000	2,295,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $16,040,334)		17,537,091
Fixed-Income Funds - 11.0%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $148,493,868)	1,496,000	148,866,950
Cash Equivalents - 6.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.87%, dated 10/29/04 due 11/1/04) (Cost $85,610,000)	$ 85,623,329	85,610,000
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $1,353,856,277)		1,382,425,583
NET OTHER ASSETS - (2.6)%		(35,102,837)
NET ASSETS - 100%		$ 1,347,322,746
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
20 Eurodollar 90 Day Index Contracts	March 2005	$ 19,873,500	$ 113,380
41 Eurodollar 90 Day Index Contracts	Sept. 2005	40,704,800	176,154
47 Eurodollar 90 Day Index Contracts	Dec. 2005	46,637,513	209,055
25 Eurodollar 90 Day Index Contracts	June 2006	24,785,938	89,538
55 Eurodollar 90 Day Index Contracts	Dec. 2006	54,488,500	187,820
			$ 775,947

Swap Agreements
		Notional Amount	Value
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.8043% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Sept. 2006	$ 20,000,000	$ 91,588
Receive quarterly a fixed rate equal to 2.9119% and pay quarterly a floating rate based on 3-Month LIBOR with Bank of America	Oct. 2006	19,000,000	32,456
Receive quarterly a fixed rate equal to 3.098% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	April 2007	14,440,000	26,915
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	12,300,000	36,770
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2014	5,300,000	197,390
TOTAL INTEREST RATE SWAP		71,040,000	385,119
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Lehman Brothers, Inc.	April 2005	$ 2,700,000	$ 27,251
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	2,100,000	15,612
Receive monthly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 32 basis points with Bank of America	Nov. 2004	2,600,000	16,498
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 72 basis points with Bank of America	Jan. 2005	2,700,000	(1,052)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America	Dec. 2004	2,700,000	38,633
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	Nov. 2004	5,400,000	241,313
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive quarterly a return equal to that of Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 30 basis points with Bank of America

	May 2005	$ 5,400,000	$ 0
Receive quarterly a return equal to that of Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 8 basis points with Bank of America	April 2005	2,600,000	0
TOTAL TOTAL RETURN SWAP		26,200,000	338,255
		$ 97,240,000	$ 723,374
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $144,330,425 or 10.7% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $499,617.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.3%
Cayman Islands	2.4%
Netherlands	1.7%
United Kingdom	1.5%
Chile	1.2%
Mexico	1.2%
Korea (South)	1.0%
Others (individually less than 1%)	1.7%
100.0%
Income Tax Information
The fund hereby designates approximately $12,689,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $85,610,000) (cost $1,353,856,277) - See accompanying schedule		$ 1,382,425,583
Cash		754,055
Receivable for investments sold		43,017,362
Receivable for swap agreements		30,268
Receivable for fund shares sold		1,796,399
Interest receivable		11,290,136
Receivable for daily variation on futures contracts		24,025
Swap agreements, at value		723,374
Total assets		1,440,061,202

Liabilities
Payable for investments purchased Regular delivery	$ 21,455,312
Delayed delivery	59,281,696
Payable for fund shares redeemed	10,497,037
Distributions payable	332,395
Accrued management fee	480,924
Distribution fees payable	330,408
Other affiliated payables	297,217
Other payables and accrued expenses	63,467
Total liabilities		92,738,456

Net Assets		$ 1,347,322,746
Net Assets consist of:
Paid in capital		$ 1,294,675,356
Undistributed net investment income		4,872,342
Accumulated undistributed net realized gain (loss) on investments		17,706,421
Net unrealized appreciation (depreciation) on investments		30,068,627
Net Assets		$ 1,347,322,746

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($186,748,433 ÷ 16,466,711 shares)	$ 11.34

Maximum offering price per share (100/96.25 of $11.34)	$ 11.78
Class T: Net Asset Value and redemption price per share ($680,947,176 ÷ 60,019,999 shares)	$ 11.35

Maximum offering price per share (100/97.25 of $11.35)	$ 11.67
Class B: Net Asset Value and offering price per share ($118,750,865 ÷ 10,480,571 shares) A	$ 11.33

Class C: Net Asset Value and offering price per share ($91,149,408 ÷ 8,050,092 shares) A	$ 11.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($269,726,864 ÷ 23,741,047 shares)	$ 11.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2004

Investment Income
Interest		$ 56,691,172
Security lending		2,017
Total income		56,693,189

Expenses
Management fee	$ 5,659,864
Transfer agent fees	2,935,501
Distribution fees	4,168,537
Accounting and security lending fees	488,361
Non-interested trustees' compensation	7,963
Custodian fees and expenses	51,585
Registration fees	139,958
Audit	57,078
Legal	6,392
Miscellaneous	15,809
Total expenses before reductions	13,531,048
Expense reductions	(23,267)	13,507,781
Net investment income		43,185,408
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	19,193,290
Futures contracts	1,086,730
Swap agreements	1,385,493
Total net realized gain (loss)		21,665,513
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,902,246)
Futures contracts	(109,015)
Swap agreements	546,039
Total change in net unrealized appreciation (depreciation)		(7,465,222)
Net gain (loss)		14,200,291
Net increase (decrease) in net assets resulting from operations		$ 57,385,699

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 43,185,408	$ 46,478,120
Net realized gain (loss)	21,665,513	24,355,364
Change in net unrealized appreciation (depreciation)	(7,465,222)	2,572,375
Net increase (decrease) in net assets resulting from operations	57,385,699	73,405,859
Distributions to shareholders from net investment income	(43,133,805)	(45,500,193)
Distributions to shareholders from net realized gain	(11,494,932)	-
Total distributions	(54,628,737)	(45,500,193)
Share transactions - net increase (decrease)	42,753,199	65,287,174
Total increase (decrease) in net assets	45,510,161	93,192,840

Net Assets
Beginning of period	1,301,812,585	1,208,619,745
End of period (including undistributed net investment income of $4,872,342 and undistributed net investment income of $4,047,313, respectively)	$ 1,347,322,746	$ 1,301,812,585

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 11.06	$ 11.01	$ 10.30	$ 10.30
Income from Investment Operations
Net investment income C	.385	.420	.521 E	.619	.629
Net realized and unrealized gain (loss)	.120	.254	.055 E	.713	(.002)
Total from investment operations	.505	.674	.576	1.332	.627
Distributions from net investment income	(.385)	(.414)	(.526)	(.622)	(.627)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.485)	(.414)	(.526)	(.622)	(.627)
Net asset value, end of period	$ 11.34	$ 11.32	$ 11.06	$ 11.01	$ 10.30
Total Return A, B	4.58%	6.16%	5.44%	13.28%	6.32%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.81%	.83%	.83%	.84%
Expenses net of voluntary waivers, if any	.84%	.81%	.83%	.83%	.84%
Expenses net of all reductions	.84%	.81%	.82%	.82%	.84%
Net investment income	3.42%	3.72%	4.82% E	5.82%	6.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 186,748	$ 166,701	$ 133,236	$ 92,027	$ 48,177
Portfolio turnover rate	96%	108%	121%	112%	153%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 11.06	$ 11.02	$ 10.31	$ 10.31
Income from Investment Operations
Net investment income C	.374	.408	.508 E	.603	.620
Net realized and unrealized gain (loss)	.130	.253	.044 E	.713	(.006)
Total from investment operations	.504	.661	.552	1.316	.614
Distributions from net investment income	(.374)	(.401)	(.512)	(.606)	(.614)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.474)	(.401)	(.512)	(.606)	(.614)
Net asset value, end of period	$ 11.35	$ 11.32	$ 11.06	$ 11.02	$ 10.31
Total Return A, B	4.56%	6.03%	5.21%	13.11%	6.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.95%	.93%	.95%	.97%	.97%
Expenses net of voluntary waivers, if any	.95%	.93%	.95%	.97%	.97%
Expenses net of all reductions	.95%	.93%	.95%	.97%	.97%
Net investment income	3.32%	3.60%	4.70% E	5.67%	6.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 680,947	$ 711,263	$ 684,618	$ 546,276	$ 313,887
Portfolio turnover rate	96%	108%	121%	112%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 11.05	$ 11.01	$ 10.30	$ 10.30
Income from Investment Operations
Net investment income C	.295	.331	.436 E	.534	.553
Net realized and unrealized gain (loss)	.120	.253	.044 E	.713	(.006)
Total from investment operations	.415	.584	.480	1.247	.547
Distributions from net investment income	(.295)	(.324)	(.440)	(.537)	(.547)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.395)	(.324)	(.440)	(.537)	(.547)
Net asset value, end of period	$ 11.33	$ 11.31	$ 11.05	$ 11.01	$ 10.30
Total Return A, B	3.75%	5.32%	4.52%	12.40%	5.50%
Ratios to Average Net Assets D
Expenses before expense reductions	1.66%	1.60%	1.61%	1.62%	1.62%
Expenses net of voluntary waivers, if any	1.65%	1.60%	1.61%	1.62%	1.62%
Expenses net of all reductions	1.65%	1.60%	1.61%	1.62%	1.62%
Net investment income	2.62%	2.92%	4.03% E	5.02%	5.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,751	$ 154,697	$ 178,062	$ 113,424	$ 63,584
Portfolio turnover rate	96%	108%	121%	112%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.30	$ 11.04	$ 11.00	$ 10.29	$ 10.29
Income from Investment Operations
Net investment income C	.289	.322	.428 E	.525	.545
Net realized and unrealized gain (loss)	.120	.254	.044 E	.716	(.005)
Total from investment operations	.409	.576	.472	1.241	.540
Distributions from net investment income	(.289)	(.316)	(.432)	(.531)	(.540)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.389)	(.316)	(.432)	(.531)	(.540)
Net asset value, end of period	$ 11.32	$ 11.30	$ 11.04	$ 11.00	$ 10.29
Total Return A, B	3.70%	5.26%	4.45%	12.34%	5.42%
Ratios to Average Net Assets D
Expenses before expense reductions	1.70%	1.67%	1.68%	1.69%	1.69%
Expenses net of voluntary waivers, if any	1.70%	1.67%	1.68%	1.69%	1.69%
Expenses net of all reductions	1.70%	1.67%	1.68%	1.69%	1.69%
Net investment income	2.57%	2.86%	3.96% E	4.96%	5.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,149	$ 113,849	$ 98,158	$ 63,538	$ 20,530
Portfolio turnover rate	96%	108%	121%	112%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.34	$ 11.08	$ 11.03	$ 10.32	$ 10.31
Income from Investment Operations
Net investment income B	.400	.437	.539 D	.638	.656
Net realized and unrealized gain (loss)	.122	.254	.053 D	.711	(.002)
Total from investment operations	.522	.691	.592	1.349	.654
Distributions from net investment income	(.402)	(.431)	(.542)	(.639)	(.644)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.502)	(.431)	(.542)	(.639)	(.644)
Net asset value, end of period	$ 11.36	$ 11.34	$ 11.08	$ 11.03	$ 10.32
Total Return A	4.72%	6.30%	5.59%	13.45%	6.59%
Ratios to Average Net Assets C
Expenses before expense reductions	.70%	.66%	.67%	.66%	.65%
Expenses net of voluntary waivers, if any	.70%	.66%	.67%	.66%	.65%
Expenses net of all reductions	.70%	.66%	.67%	.66%	.65%
Net investment income	3.57%	3.87%	4.97% D	5.98%	6.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 269,727	$ 155,302	$ 114,546	$ 91,168	$ 88,350
Portfolio turnover rate	96%	108%	121%	112%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 37,000,482
Unrealized depreciation	(4,624,205)
Net unrealized appreciation (depreciation)	32,376,277
Undistributed ordinary income	6,002,189
Undistributed long-term capital gain	15,523,461

Cost for federal income tax purposes	$ 1,350,049,306

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 43,133,805	$ 45,500,193
Long-term Capital Gains	11,494,932	-
Total	$ 54,628,737	$ 45,500,193

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $383,313,532 and $393,919,203, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 259,704	$ 1,097
Class T	0%	.25%	1,725,754	9,734
Class B	.65%	.25%	1,185,418	856,429
Class C	.75%	.25%	997,661	164,579
			$ 4,168,537	$ 1,031,839

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 85,835
Class T	20,892
Class B*	297,429
Class C*	21,151
$ 425,307

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 365,307.21
Class T	1,478,584.21
Class B	368,642.28
Class C	215,114.22
Institutional Class	507,854.22
	$ 2,935,501

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,631,202 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.65%	$ 18,652

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,871. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,744

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 5,915,915	$ 6,007,552
Class T	22,901,690	26,063,302
Class B	3,459,536	5,170,345
Class C	2,570,379	3,124,274
Institutional Class	8,286,285	5,134,720
Total	$ 43,133,805	$ 45,500,193

Annual Report

8. Distributions to Shareholders - continued

	Years ended October 31,
	2004	2003
From net realized gain
Class A	$ 1,464,510	$ -
Class T	6,264,742	-
Class B	1,325,653	-
Class C	978,409	-
Institutional Class	1,461,618	-
Total	$ 11,494,932	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	7,744,377	10,510,963	$ 87,127,693	$ 119,339,179
Reinvestment of distributions	582,634	465,922	6,563,346	5,276,440
Shares redeemed	(6,592,886)	(8,293,215)	(74,002,402)	(93,804,272)
Net increase (decrease)	1,734,125	2,683,670	$ 19,688,637	$ 30,811,347
Class T
Shares sold	21,723,985	33,381,968	$ 245,032,503	$ 377,422,827
Reinvestment of distributions	2,460,610	2,175,248	27,731,765	24,637,768
Shares redeemed	(26,997,272)	(34,611,992)	(304,328,408)	(391,598,532)
Net increase (decrease)	(2,812,677)	945,224	$ (31,564,140)	$ 10,462,063
Class B
Shares sold	1,709,158	5,268,992	$ 19,232,641	$ 59,474,046
Reinvestment of distributions	334,596	351,056	3,766,954	3,970,085
Shares redeemed	(5,246,363)	(8,053,311)	(58,993,326)	(90,955,890)
Net increase (decrease)	(3,202,609)	(2,433,263)	$ (35,993,731)	$ (27,511,759)
Class C
Shares sold	1,869,844	5,050,415	$ 21,049,741	$ 57,002,414
Reinvestment of distributions	258,123	219,498	2,904,240	2,481,384
Shares redeemed	(4,154,782)	(4,082,715)	(46,673,540)	(46,050,425)
Net increase (decrease)	(2,026,815)	1,187,198	$ (22,719,559)	$ 13,433,373
Institutional Class
Shares sold	17,324,462	6,597,666	$ 195,489,587	$ 74,769,322
Reinvestment of distributions	745,564	328,037	8,407,041	3,720,880
Shares redeemed	(8,029,624)	(3,566,218)	(90,554,636)	(40,398,052)
Net increase (decrease)	10,040,402	3,359,485	$ 113,341,992	$ 38,092,150

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Intermediate Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Intermediate Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Advisor Intermediate Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Intermediate Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford E. O'Neil (40)

Year of Election or Appointment: 2004

Vice President of Advisor Intermediate Bond. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Intermediate Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Intermediate Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Intermediate Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Intermediate Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Intermediate Bond. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Intermediate Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Intermediate Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/6/04	12/3/04	$.15
Class T	12/6/04	12/3/04	$.15
Class B	12/6/04	12/3/04	$.15
Class C	12/6/04	12/3/04	$.15

A total of 2.71% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LTB-UANN-1204
1.784752.101

Fidelity® Advisor

Intermediate Bond

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	34	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	43	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	52
Trustees and Officers	53
Distributions	64

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class	4.72%	7.29%	6.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Institutional Class on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Grant, Portfolio Manager of Fidelity® Advisor Intermediate Bond Fund

U.S. investment-grade bonds posted solid returns for the year ending October 31, 2004. It was a volatile period for high-quality debt, which struggled late in 2003 with rising yields and concerns about higher inflation. The asset class bounced back in the first quarter of 2004, as weak economic data and heightened terrorism fears sparked a flight to safety into investment-grade bonds. But those gains were erased early in the second quarter when a strong employment report led many to believe the economy was heating up again and that the Federal Reserve Board would respond by hiking interest rates. While the Fed did raise rates three times before period end, bonds recovered well. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 5.53%. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 6.59% and 5.57%, respectively. Treasuries - the most interest-rate-sensitive bond category - had a 4.97% advance for the year, according to the Lehman Brothers U.S. Treasury Index.

For the 12 months ending October 31, 2004, the fund's Institutional Class shares gained 4.72%, compared to 4.33% for the Lehman Brothers Intermediate Government/Credit Bond Index and 3.17% for the LipperSM Short-Intermediate Investment Grade Debt Funds Average. The fund benefited most from its weighting in mortgage securities - a sector not represented in the index - and from security selection among BBB-rated corporate bonds. Looking back on the past 12 months, there really was no significant negative influence on the fund's results that we can point to. During 2004's second quarter, when rates rose, my focus on premium mortgage bonds helped the fund. As the price of the two-year Treasury was declining, the prices of many of the portfolio's mortgage securities were going up. In short, we were able to buy these bonds when they were very cheap, priced for the worst possible prepayment environment. When the market environment improved, they performed very well.

Note to shareholders: Ford O'Neil will become Portfolio Manager of Fidelity Advisor Intermediate Bond Fund on December 1, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,032.50	$ 4.29
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.28
Class T
Actual	$ 1,000.00	$ 1,032.90	$ 4.80
Hypothetical A	$ 1,000.00	$ 1,020.22	$ 4.78
Class B
Actual	$ 1,000.00	$ 1,028.40	$ 8.41
Hypothetical A	$ 1,000.00	$ 1,016.60	$ 8.40
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,028.20	$ 8.67
Hypothetical A	$ 1,000.00	$ 1,016.35	$ 8.65
Institutional Class
Actual	$ 1,000.00	$ 1,033.20	$ 3.63
Hypothetical A	$ 1,000.00	$ 1,021.39	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.84%
Class T	.94%
Class B	1.65%
Class C	1.70%
Institutional Class	.71%

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
U.S. Government and U.S. Government Agency Obligations 26.9%	U.S. Government and U.S. Government Agency Obligations 26.2%
AAA 13.9%	AAA 14.7%
AA 4.6%	AA 5.8%
A 20.8%	A 22.2%
BBB 25.2%	BBB 25.6%
BB and Below 1.0%	BB and Below 1.4%
Not Rated 1.3%	Not Rated 0.4%
Short-Term Investments and Net Other Assets 6.3%	Short-Term Investments and Net Other Assets 3.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Average Years to Maturity as of October 31, 2004
6 months ago
Years	4.4	4.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	3.6	3.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Corporate Bonds 37.1%		Corporate Bonds 42.5%
	U.S. Government and U.S. Government Agency Obligations 26.9%		U.S. Government and U.S. Government Agency Obligations 26.2%
	Asset-Backed Securities 12.1%		Asset-Backed Securities 12.9%
	CMOs and Other Mortgage Related Securities 16.3%		CMOs and Other Mortgage Related Securities 13.3%
	Other Investments 1.3%		Other Investments 1.4%
	Short-Term Investments and Net Other Assets 6.3%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	10.7%	** Foreign investments	10.1%
* Futures and Swaps	10.8%	** Futures and Swaps	9.8%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 36.7%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.5%
DaimlerChrysler NA Holding Corp.:
4.75% 1/15/08	$ 2,400,000	$ 2,472,626
6.4% 5/15/06	1,000,000	1,051,403
7.2% 9/1/09	680,000	766,671
7.75% 6/15/05	2,100,000	2,165,764
		6,456,464
Automobiles - 0.4%
General Motors Corp.:
7.2% 1/15/11	2,000,000	2,106,838
8.25% 7/15/23	4,000,000	4,166,788
		6,273,626
Media - 2.2%
AOL Time Warner, Inc.:
6.125% 4/15/06	2,400,000	2,508,943
6.75% 4/15/11	1,700,000	1,913,143
6.875% 5/1/12	4,300,000	4,891,151
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,000,000	2,152,040
Continental Cablevision, Inc. 8.3% 5/15/06	6,520,000	7,017,248
Cox Communications, Inc. 7.125% 10/1/12	1,235,000	1,389,079
Hearst-Argyle Television, Inc. 7% 11/15/07	1,000,000	1,083,808
Liberty Media Corp. 8.25% 2/1/30	1,900,000	2,170,522
News America Holdings, Inc. 7.375% 10/17/08	2,000,000	2,233,460
News America, Inc.:
4.75% 3/15/10	2,000,000	2,057,968
6.625% 1/9/08	1,700,000	1,860,458
		29,277,820
Multiline Retail - 0.0%
The May Department Stores Co. 3.95% 7/15/07 (a)	715,000	722,380
Specialty Retail - 0.2%
Boise Cascade Corp. 7.5% 2/1/08	2,175,000	2,427,367
TOTAL CONSUMER DISCRETIONARY		45,157,657
CONSUMER STAPLES - 1.5%
Beverages - 0.3%
Miller Brewing Co. 4.25% 8/15/08 (a)	3,740,000	3,815,821
Food & Staples Retailing - 0.2%
Safeway, Inc. 6.5% 3/1/11	2,295,000	2,535,319
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 0.2%
Cadbury Schweppes U.S. Finance LLC:
3.875% 10/1/08 (a)	$ 1,675,000	$ 1,686,742
5.125% 10/1/13 (a)	1,055,000	1,077,275
		2,764,017
Tobacco - 0.8%
Altria Group, Inc. 7% 11/4/13	3,280,000	3,454,230
Philip Morris Companies, Inc.:
7.2% 2/1/07	2,000,000	2,123,832
7.65% 7/1/08	4,635,000	5,044,386
		10,622,448
TOTAL CONSUMER STAPLES		19,737,605
ENERGY - 2.6%
Energy Equipment & Services - 0.5%
Cooper Cameron Corp. 2.65% 4/15/07	1,555,000	1,528,088
Petronas Capital Ltd. 7% 5/22/12 (a)	4,495,000	5,183,117
		6,711,205
Oil & Gas - 2.1%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (a)	1,965,000	2,007,688
Duke Energy Field Services LLC 7.875% 8/16/10	3,250,000	3,843,837
EnCana Holdings Finance Corp. 5.8% 5/1/14	1,040,000	1,119,462
Enterprise Products Operating LP:
4% 10/15/07 (a)	1,475,000	1,486,617
4.625% 10/15/09 (a)	540,000	545,564
5.6% 10/15/14 (a)	380,000	387,228
Kinder Morgan Energy Partners LP:
5.35% 8/15/07	1,070,000	1,121,686
7.125% 3/15/12	3,890,000	4,474,227
Pemex Project Funding Master Trust:
6.125% 8/15/08	1,000,000	1,060,000
7.375% 12/15/14	3,000,000	3,324,000
7.875% 2/1/09 (d)	3,000,000	3,375,000
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (a)	2,100,000	2,501,642
Williams Companies, Inc. 7.125% 9/1/11	2,175,000	2,436,000
		27,682,951
TOTAL ENERGY		34,394,156
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - 15.7%
Capital Markets - 2.0%
Amvescap PLC yankee 6.6% 5/15/05	$ 3,490,000	$ 3,559,196
Bank of New York Co., Inc.:
3.4% 3/15/13 (d)	1,300,000	1,276,820
4.25% 9/4/12 (d)	1,510,000	1,529,257
Credit Suisse First Boston (USA), Inc. 4.7% 6/1/09	1,925,000	1,991,563
Goldman Sachs Group, Inc. 6.6% 1/15/12	3,000,000	3,370,458
Legg Mason, Inc. 6.75% 7/2/08	3,710,000	4,095,410
Lehman Brothers Holdings, Inc. 7% 2/1/08	2,400,000	2,650,462
Merrill Lynch & Co., Inc. 6.15% 1/26/06	625,000	651,291
Morgan Stanley 4.75% 4/1/14	8,035,000	7,871,343
		26,995,800
Commercial Banks - 2.6%
Bank of America Corp.:
4.75% 10/15/06	985,000	1,019,605
6.25% 4/15/12	840,000	937,432
7.125% 9/15/06	2,000,000	2,154,720
BB&T Corp. 4.75% 10/1/12	2,000,000	2,022,984
Chase Manhattan Corp. 6.375% 4/1/08	360,000	394,479
Export-Import Bank of Korea:
4.125% 2/10/09 (a)	685,000	691,780
5.25% 2/10/14 (a)	2,565,000	2,658,317
FleetBoston Financial Corp. 3.85% 2/15/08	1,000,000	1,014,369
Korea Development Bank:
3.875% 3/2/09	3,850,000	3,850,601
4.75% 7/20/09	1,300,000	1,343,130
5.75% 9/10/13	4,065,000	4,398,777
Mellon Bank NA, Pittsburgh 7.375% 5/15/07	1,800,000	1,974,424
Mercantile Bancorp, Inc. 7.3% 6/15/07	835,000	918,472
PNC Funding Corp. 5.75% 8/1/06	5,215,000	5,461,560
Popular North America, Inc. 6.125% 10/15/06	1,295,000	1,367,255
U.S. Bank NA, Minnesota 5.7% 12/15/08	2,000,000	2,151,532
Wachovia Corp. 4.875% 2/15/14	2,600,000	2,618,161
		34,977,598
Consumer Finance - 4.3%
American General Finance Corp.:
4% 3/15/11	3,020,000	2,949,190
5.375% 10/1/12	3,050,000	3,191,666
Capital One Bank:
4.875% 5/15/08	2,170,000	2,253,391
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Consumer Finance - continued
Capital One Bank: - continued
6.5% 6/13/13	$ 2,315,000	$ 2,542,192
Ford Motor Credit Co.:
7% 10/1/13	7,000,000	7,392,378
7.375% 10/28/09	3,000,000	3,262,806
General Motors Acceptance Corp. 6.875% 9/15/11	3,415,000	3,554,964
Household Finance Corp.:
4.75% 5/15/09	2,140,000	2,220,809
5.875% 2/1/09	1,055,000	1,140,921
6.375% 11/27/12	1,595,000	1,780,631
6.75% 5/15/11	3,000,000	3,393,435
7% 5/15/12	5,235,000	6,047,969
Household International, Inc. 8.875% 2/15/08	2,550,000	2,738,358
MBNA America Bank NA 4.625% 8/3/09	10,000,000	10,267,190
MBNA Corp. 6.25% 1/17/07	1,155,000	1,227,243
SLM Corp. 3.625% 3/17/08	3,900,000	3,923,291
		57,886,434
Diversified Financial Services - 1.5%
Alliance Capital Management LP 5.625% 8/15/06	1,495,000	1,563,426
CIT Group, Inc. 3.875% 11/3/08	530,000	532,368
Citigroup, Inc. 3.5% 2/1/08	1,155,000	1,160,106
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (a)	705,000	750,386
Hutchison Whampoa International 03/33 Ltd.:
6.25% 1/24/14 (a)	3,625,000	3,763,747
7.45% 11/24/33 (a)	900,000	941,317
International Lease Finance Corp. 4.375% 11/1/09	2,000,000	2,004,622
J.P. Morgan Chase & Co.:
4% 2/1/08	1,125,000	1,144,785
4.875% 3/15/14	2,190,000	2,192,131
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (a)	3,670,000	3,818,815
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	2,425,000	2,659,451
		20,531,154
Insurance - 0.8%
Aegon NV 4.75% 6/1/13	3,400,000	3,395,135
Monumental Global Funding II 3.85% 3/3/08 (a)	4,500,000	4,593,996
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - continued
St. Paul Travelers Companies, Inc. 8.125% 4/15/10	$ 1,750,000	$ 2,059,808
Travelers Property Casualty Corp. 5% 3/15/13	835,000	830,231
		10,879,170
Real Estate - 3.5%
AMB Property LP 7.2% 12/15/05	2,000,000	2,094,530
Arden Realty LP:
5.2% 9/1/11	1,200,000	1,221,245
7% 11/15/07	3,460,000	3,826,871
8.875% 3/1/05	2,590,000	2,641,932
AvalonBay Communities, Inc. 5% 8/1/07	1,380,000	1,433,416
Boston Properties, Inc. 6.25% 1/15/13	3,900,000	4,243,079
Brandywine Operating Partnership LP 4.5% 11/1/09	3,310,000	3,302,347
BRE Properties, Inc. 5.95% 3/15/07	875,000	923,050
Camden Property Trust 5.875% 11/30/12	1,700,000	1,803,146
CarrAmerica Realty Corp. 5.25% 11/30/07	1,940,000	2,024,462
Developers Diversified Realty Corp.:
4.625% 8/1/10	2,325,000	2,330,992
5.25% 4/15/11	4,660,000	4,788,751
EOP Operating LP:
4.65% 10/1/10	6,440,000	6,540,799
4.75% 3/15/14	2,600,000	2,527,806
Gables Realty LP 5.75% 7/15/07	5,245,000	5,498,197
Healthcare Realty Trust, Inc. 5.125% 4/1/14	1,970,000	1,923,100
		47,123,723
Thrifts & Mortgage Finance - 1.0%
Abbey National PLC 6.69% 10/17/05	1,020,000	1,055,020
Countrywide Home Loans, Inc.:
3.25% 5/21/08	3,460,000	3,398,360
4% 3/22/11	3,290,000	3,205,612
6.935% 7/16/07	2,450,000	2,663,679
Independence Community Bank Corp. 3.75% 4/1/14 (d)	1,240,000	1,208,936
Washington Mutual, Inc.:
4.375% 1/15/08	1,665,000	1,708,473
4.625% 4/1/14	175,000	168,587
		13,408,667
TOTAL FINANCIALS		211,802,546
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.8%
Bombardier, Inc.:
6.3% 5/1/14 (a)	$ 1,515,000	$ 1,358,922
7.45% 5/1/34 (a)	60,000	52,589
Raytheon Co.:
6.15% 11/1/08	3,000,000	3,270,564
8.3% 3/1/10	5,195,000	6,231,002
		10,913,077
Airlines - 0.4%
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	2,020,000	1,913,676
7.92% 5/18/12	4,845,000	3,197,700
		5,111,376
Commercial Services & Supplies - 0.1%
Boise Cascade Office Products Corp. 7.05% 5/15/05	1,830,000	1,873,926
Road & Rail - 0.4%
Canadian Pacific Railway Co. yankee 6.25% 10/15/11	2,700,000	2,993,169
Norfolk Southern Corp.:
5.257% 9/17/14	1,731,000	1,771,685
7.35% 5/15/07	331,000	361,791
		5,126,645
TOTAL INDUSTRIALS		23,025,024
INFORMATION TECHNOLOGY - 0.8%
Communications Equipment - 0.4%
Motorola, Inc. 8% 11/1/11	4,760,000	5,741,041
Computers & Peripherals - 0.4%
Hewlett-Packard Co.:
6.5% 7/1/12	585,000	658,515
7.15% 6/15/05	2,400,000	2,469,113
NCR Corp. 7.125% 6/15/09	2,270,000	2,531,770
		5,659,398
TOTAL INFORMATION TECHNOLOGY		11,400,439
MATERIALS - 0.9%
Containers & Packaging - 0.0%
Sealed Air Corp. 5.625% 7/15/13 (a)	510,000	524,971
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Metals & Mining - 0.7%
Corporacion Nacional del Cobre (Codelco):
5.5% 10/15/13 (a)	$ 2,335,000	$ 2,435,980
6.375% 11/30/12 (a)	5,580,000	6,182,417
		8,618,397
Paper & Forest Products - 0.2%
International Paper Co.:
4.25% 1/15/09	495,000	499,525
5.5% 1/15/14	1,240,000	1,279,637
Weyerhaeuser Co. 7.375% 3/15/32	1,170,000	1,364,796
		3,143,958
TOTAL MATERIALS		12,287,326
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 5.2%
Ameritech Capital Funding Corp. euro 6.25% 5/18/09	1,100,000	1,188,550
British Telecommunications PLC:
8.375% 12/15/10	2,835,000	3,440,156
8.875% 12/15/30	775,000	1,035,788
Deutsche Telekom International Finance BV:
5.25% 7/22/13	1,635,000	1,690,446
8.5% 6/15/10	4,165,000	5,017,821
8.75% 6/15/30	1,535,000	2,025,531
France Telecom SA 8.75% 3/1/11	3,800,000	4,563,895
Koninklijke KPN NV yankee 8% 10/1/10	5,940,000	7,108,653
KT Corp. 5.875% 6/24/14 (a)	1,200,000	1,287,156
SBC Communications, Inc. 4.125% 9/15/09	7,000,000	7,034,993
Sprint Capital Corp.:
7.625% 1/30/11	2,100,000	2,456,070
8.375% 3/15/12	6,550,000	8,038,710
Telecom Italia Capital:
4% 11/15/08	3,000,000	3,019,974
4.95% 9/30/14 (a)	1,780,000	1,766,312
Telefonica Europe BV 7.75% 9/15/10	2,400,000	2,844,948
TELUS Corp. yankee 7.5% 6/1/07	1,310,000	1,439,397
Verizon Global Funding Corp.:
7.25% 12/1/10	4,837,000	5,642,065
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon Global Funding Corp.: - continued
7.375% 9/1/12	$ 7,135,000	$ 8,475,709
7.75% 6/15/32	2,000,000	2,454,984
		70,531,158
Wireless Telecommunication Services - 0.9%
America Movil SA de CV:
4.125% 3/1/09	1,310,000	1,289,289
5.5% 3/1/14	3,120,000	3,066,224
AT&T Wireless Services, Inc.:
7.5% 5/1/07	5,000,000	5,511,520
7.875% 3/1/11	1,320,000	1,572,525
		11,439,558
TOTAL TELECOMMUNICATION SERVICES		81,970,716
UTILITIES - 4.1%
Electric Utilities - 3.0%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	2,265,000	2,365,025
Detroit Edison Co. 6.125% 10/1/10	1,440,000	1,584,102
DTE Energy Co. 7.05% 6/1/11	3,320,000	3,773,183
Exelon Corp. 6.75% 5/1/11	1,735,000	1,954,915
Exelon Generation Co. LLC 5.35% 1/15/14	8,000,000	8,240,128
FirstEnergy Corp.:
5.5% 11/15/06	1,500,000	1,560,792
6.45% 11/15/11	970,000	1,062,806
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	4,135,000	4,424,818
Monongahela Power Co. 5% 10/1/06	1,370,000	1,406,504
Niagara Mohawk Power Corp. 8.875% 5/15/07	400,000	451,683
Oncor Electric Delivery Co.:
5% 9/1/07	2,000,000	2,084,392
6.375% 5/1/12	1,155,000	1,281,481
Pacific Gas & Electric Co. 4.8% 3/1/14	615,000	615,924
Progress Energy, Inc. 7.1% 3/1/11	1,800,000	2,041,412
PSI Energy, Inc. 6.65% 6/15/06	3,775,000	3,987,997
Public Service Co. of Colorado 7.875% 10/1/12	1,465,000	1,793,267
Southern California Edison Co. 4.65% 4/1/15	165,000	162,864
Virginia Electric & Power Co. 5.75% 3/31/06	2,000,000	2,079,620
		40,870,913
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - 0.3%
NiSource Finance Corp. 7.875% 11/15/10	$ 2,505,000	$ 2,973,510
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,010,000	1,164,902
		4,138,412
Multi-Utilities & Unregulated Power - 0.8%
Constellation Energy Group, Inc. 7% 4/1/12	1,000,000	1,143,894
Dominion Resources, Inc.:
6.25% 6/30/12	3,330,000	3,652,001
8.125% 6/15/10	4,695,000	5,588,778
		10,384,673
TOTAL UTILITIES		55,393,998
TOTAL NONCONVERTIBLE BONDS (Cost $476,698,092)		495,169,467
U.S. Government and Government Agency Obligations - 14.2%

U.S. Government Agency Obligations - 10.4%
Fannie Mae:
4.375% 9/15/12	25,000,000	25,204,925
4.375% 7/17/13	4,850,000	4,739,818
5.5% 3/15/11	19,700,000	21,364,315
6.25% 2/1/11	735,000	816,088
6.25% 3/22/12	4,800,000	4,869,067
6.625% 9/15/09	37,000,000	41,881,849
Freddie Mac:
3.625% 9/15/08	5,532,000	5,591,906
5.25% 11/5/12	1,405,000	1,439,670
5.5% 9/15/11	17,200,000	18,666,885
5.875% 3/21/11	2,655,000	2,901,501
6.625% 9/15/09	11,400,000	12,905,461
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		140,381,485
U.S. Treasury Inflation Protected Obligations - 1.0%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	6,635,046	6,940,606
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14	6,768,696	7,016,170
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		13,956,776
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 2.8%
U.S. Treasury Bills, yield at date of purchase 1.45% 11/18/04 (c)	$ 500,000	$ 499,617
U.S. Treasury Bonds 6.125% 8/15/29	1,000,000	1,180,781
U.S. Treasury Notes:
3.125% 4/15/09	4,000,000	3,989,220
4% 11/15/12	5,000,000	5,055,470
4.75% 5/15/14	7,320,000	7,739,758
5% 8/15/11	7,956,000	8,592,170
6.5% 2/15/10	8,955,000	10,303,498
TOTAL U.S. TREASURY OBLIGATIONS		37,360,514
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $188,842,709)		191,698,775
U.S. Government Agency - Mortgage Securities - 9.2%

Fannie Mae - 9.0%
4% 11/1/19 (b)	4,696,788	4,608,723
4.5% 11/1/19 (b)	28,000,000	28,052,500
4.5% 8/1/33 to 9/1/33	1,848,076	1,797,318
5% 11/1/34 (b)	9,000,000	8,963,438
5.5% 9/1/10 to 10/1/34	14,418,087	14,803,503
6% 5/1/16 to 4/1/17	2,084,390	2,188,473
6.5% 4/1/09 to 8/1/32	20,322,580	21,486,136
6.5% 11/1/19 (b)	10,740,787	11,391,947
6.5% 11/1/34 (b)	5,945,356	6,250,056
7% 12/1/08 to 11/1/33	17,388,654	18,477,190
7.5% 8/1/17 to 9/1/28	1,757,346	1,888,708
8.5% 6/1/11 to 9/1/25	212,804	234,029
9.5% 2/1/25	90,317	101,953
10.5% 8/1/20	39,175	44,765
11% 8/1/15	328,165	363,773
12.5% 12/1/13 to 4/1/15	16,858	19,394
TOTAL FANNIE MAE		120,671,906
Freddie Mac - 0.0%
8.5% 9/1/24 to 8/1/27	249,915	274,906
9.5% 1/1/17	10,464	11,778
10% 4/1/06 to 5/1/09	9,633	10,418
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Freddie Mac - continued
10.5% 5/1/21	$ 46,645	$ 51,153
11% 12/1/11	2,784	3,076
11.5% 10/1/15	7,527	8,539
11.75% 10/1/10	11,583	12,781
TOTAL FREDDIE MAC		372,651
Government National Mortgage Association - 0.2%
6.5% 2/15/29	633,385	671,426
7% 2/15/28 to 11/15/28	1,511,969	1,616,197
7.5% 2/15/28 to 10/15/28	20,396	21,978
8% 11/15/05 to 6/15/25	210,256	221,675
8.5% 4/15/17 to 10/15/21	213,027	234,907
11% 7/20/19 to 8/20/19	12,747	14,443
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		2,780,626
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $122,298,035)		123,825,183
Asset-Backed Securities - 7.8%

ACE Securities Corp.:
Series 2002-HE2 Class A2A, 2.3625% 8/25/32 (d)	67,002	67,031
Series 2003-FM1 Class M2, 3.7825% 11/25/32 (d)	955,000	970,989
Series 2004-HE1:
Class M1, 2.4325% 2/25/34 (d)	525,000	525,048
Class M2, 3.0325% 2/25/34 (d)	600,000	600,137
American Express Credit Account Master Trust:
Series 2001-2 Class A, 5.53% 10/15/08	1,020,000	1,059,078
Series 2004-1 Class B, 2.12% 9/15/11 (d)	1,430,000	1,432,884
Series 2004-C Class C, 2.37% 2/15/12 (a)(d)	6,500,000	6,499,592
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 2.3625% 4/25/34 (d)	300,000	299,986
Class M2, 2.4125% 4/25/34 (d)	225,000	224,990
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 2.25% 4/15/33 (d)	1,236,958	1,238,553
Series 2003-HE7 Class A3, 2.23% 12/15/33 (d)	1,984,265	1,985,693
Bank One Issuance Trust:
Series 2002-B1 Class B1, 2.25% 12/15/09 (d)	1,290,000	1,295,556
Series 2002-C1 Class C1, 2.83% 12/15/09 (d)	1,840,000	1,862,145
Series 2004-B2 Class B2, 4.37% 4/15/12	3,100,000	3,167,859
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 2.4088% 2/28/44 (d)	$ 1,914,247	$ 1,915,892
Capital One Master Trust:
Series 2001-1 Class B, 2.38% 12/15/10 (d)	2,130,000	2,144,251
Series 2001-8A Class B, 2.42% 8/17/09 (d)	3,015,000	3,036,535
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 2.55% 7/15/08 (d)	875,000	878,109
Series 2003-B1 Class B1, 3.04% 2/17/09 (d)	3,535,000	3,582,266
Series 2003-B2 Class B2, 3.5% 2/17/09	1,860,000	1,872,916
Series 2003-B4 Class B4, 2.67% 7/15/11 (d)	1,680,000	1,708,926
Series 2004-6 Class B, 4.15% 7/16/12	2,560,000	2,560,000
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.8325% 10/25/33 (d)	824,992	848,952
Chase Credit Card Master Trust Series 2003-6 Class B, 2.22% 2/15/11 (d)	2,435,000	2,450,150
Chase Credit Card Owner Trust Series 2004-1 Class B, 2.07% 5/15/09 (d)	1,020,000	1,019,936
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 2.72% 10/15/07 (d)	3,500,000	3,508,429
Series 2003-C1 Class C1, 3.14% 4/7/10 (d)	1,330,000	1,359,616
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 2.4325% 5/25/34 (d)	1,275,000	1,274,941
Series 2004-3 Class M1, 2.4325% 6/25/34 (d)	350,000	350,344
Discover Card Master Trust I Series 2001-6 Class A, 5.75% 12/15/08	8,000,000	8,378,318
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 2.6125% 11/25/33 (d)	300,000	302,170
Class M2, 3.6825% 11/25/33 (d)	200,000	204,495
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 2.4825% 3/25/34 (d)	100,000	99,995
Class M4, 2.8325% 3/25/34 (d)	75,000	74,996
Class M6, 3.1825% 3/25/34 (d)	100,000	99,675
Fremont Home Loan Trust Series 2004-A:
Class M1, 2.4825% 1/25/34 (d)	1,100,000	1,099,949
Class M2, 3.0825% 1/25/34 (d)	1,275,000	1,274,940
GSAMP Trust Series 2004-FM2:
Class M1, 2.4325% 1/25/34 (d)	750,000	749,965
Class M2, 3.0325% 1/25/34 (d)	400,000	399,981
Class M3, 3.2325% 1/25/34 (d)	400,000	399,981
Home Equity Asset Trust:
Series 2003-2:
Class A2, 2.3125% 8/25/33 (d)	277,206	277,583
Class M1, 2.8125% 8/25/33 (d)	765,000	773,322
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Home Equity Asset Trust: - continued
Series 2003-4:
Class M1, 2.7325% 10/25/33 (d)	$ 1,045,000	$ 1,053,668
Class M2, 3.8325% 10/25/33 (d)	1,240,000	1,261,363
Series 2004-3:
Class M2, 3.1325% 8/25/34 (d)	535,000	534,974
Class M3, 3.3825% 8/25/34 (d)	225,000	224,989
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (a)	39,681	39,780
Series 2003-2N Class A, 8% 9/27/33 (a)	153,674	154,442
Series 2003-5N Class A, 7.5% 1/27/34 (a)	68,319	68,660
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 2.6825% 7/25/33 (d)	2,460,000	2,478,168
Class M2, 3.7825% 7/25/33 (d)	1,260,000	1,292,693
MBNA Credit Card Master Note Trust:
Series 2003-B2 Class B2, 2.26% 10/15/10 (d)	350,000	351,911
Series 2003-B3 Class B3, 2.245% 1/18/11 (d)	1,685,000	1,689,545
Series 2003-B5 Class B5, 2.24% 2/15/11 (d)	2,530,000	2,547,956
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 2.4325% 7/25/34 (d)	500,000	499,977
Class M2, 2.4825% 7/25/34 (d)	100,000	99,995
Class M3, 2.8825% 7/25/34 (d)	200,000	199,991
Class M4, 3.0325% 7/25/34 (d)	125,000	124,994
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 3.0325% 12/27/32 (d)	460,000	466,977
Series 2003-HE1 Class M2, 3.8325% 5/25/33 (d)	1,450,000	1,471,614
Series 2003-NC8 Class M1, 2.6325% 9/25/33 (d)	665,000	667,258
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 2.9325% 1/25/32 (d)	1,350,000	1,367,847
Series 2002-NC1 Class M1, 2.7325% 2/25/32 (a)(d)	865,000	872,107
Series 2002-NC3 Class M1, 2.6525% 8/25/32 (d)	375,000	377,956
Series 2003-NC2 Class M2, 3.9325% 2/25/33 (d)	710,000	725,948
National Collegiate Student Loan Trust Series 2004-2 Class AIO, 9.75% 10/25/14 (f)	1,960,000	1,099,361
New Century Home Equity Loan Trust Series 2003-2 Class A2, 2.3625% 1/25/33 (d)	977,391	979,063
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57% 6/15/09	10,000,000	9,988,019
NovaStar Home Equity Loan Series 2004-1:
Class M1, 2.3825% 6/25/34 (d)	350,000	350,312
Class M4, 2.9075% 6/25/34 (d)	585,000	580,806
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II:
Series 1999-1 Class A, 5.65% 3/17/09	$ 416,667	$ 419,091
Series 2002-4 Class A, 2% 8/18/09 (d)	2,700,000	2,702,420
SLM Private Credit Student Loan Trust Series 2004-A Class C, 2.47% 6/15/33 (d)	1,190,000	1,203,388
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 2.32% 3/15/11 (a)(d)	2,320,000	2,322,176
West Penn Funding LLC Series 1999-A Class A3, 6.81% 9/25/08	3,061,262	3,175,968
TOTAL ASSET-BACKED SECURITIES (Cost $104,138,258)		105,269,591
Collateralized Mortgage Obligations - 7.2%

Private Sponsor - 6.2%
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3946% 12/25/33 (d)	629,226	630,809
Class 2A1, 4.2114% 12/25/33 (d)	1,759,292	1,752,562
Series 2003-L Class 2A1, 4.0319% 1/25/34 (d)	3,348,992	3,330,400
Series 2004-1 Class 2A2, 4.7497% 10/25/34 (d)	2,991,932	3,021,852
Series 2004-B:
Class 1A1, 3.4413% 3/25/34 (d)	1,266,402	1,265,891
Class 2A2, 4.1529% 3/25/34 (d)	1,195,464	1,194,910
Series 2004-C Class 1A1, 3.4176% 4/25/34 (d)	2,204,488	2,202,163
Series 2004-D:
Class 1A1, 3.597% 5/25/34 (d)	2,605,727	2,608,984
Class 2A2, 4.2257% 5/25/34 (d)	3,001,488	2,997,850
Series 2004-G Class 2A7, 4.661% 8/25/34 (d)	2,587,954	2,608,999
Series 2004-H Class 2A1, 4.5448% 9/25/34 (d)	2,948,193	2,962,370
Series 2004-J:
Class 1A2, 4.3462% 11/25/34 (d)	1,115,000	1,128,938
Class 2A1, 4.8243% 11/25/34 (d)	4,525,000	4,580,148
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 2.3025% 4/25/34 (d)	1,023,717	1,025,654
Series 2004-AR6 Class 9A2, 2.3025% 10/25/34 (d)	1,500,578	1,502,035
Granite Mortgages PLC floater Series 2004-2 Class 1C, 2.61% 6/20/44 (d)	1,020,000	1,021,833
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.327% 5/25/17 (d)	2,437,565	2,533,892
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2587% 8/25/17 (d)	2,163,499	2,251,391
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-E Class XA1, 1% 10/25/28 (d)(f)	$ 15,302,837	$ 229,201
Series 2003-G Class XA1, 1% 1/25/29 (f)	13,498,582	210,038
Series 2003-H Class XA1, 1% 1/25/29 (a)(f)	11,763,594	184,594
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	3,830,190	3,986,990
Series 2004-SL2 Class A1, 6.5% 10/25/16	493,436	510,005
Series 2004-SL3 Class A1, 7% 8/25/16	5,864,850	6,149,387
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 3.4081% 7/10/35 (a)(d)	2,349,302	2,390,570
Class B4, 3.6081% 7/10/35 (a)(d)	1,761,976	1,792,707
Class B5, 4.2081% 7/10/35 (a)(d)	1,664,089	1,687,725
Class B6, 4.7081% 7/10/35 (a)(d)	783,101	796,240
Series 2003-CB1:
Class B3, 3.3081% 6/10/35 (a)(d)	821,492	836,332
Class B4, 3.5081% 6/10/35 (a)(d)	733,475	746,601
Class B5, 4.1081% 6/10/35 (a)(d)	498,763	509,202
Class B6, 4.6081% 6/10/35 (a)(d)	298,280	304,381
Series 2003-D Class B3, 3.1581% 12/10/35 (a)(d)	9,862,880	9,903,782
Series 2004-B:
Class B4, 2.9581% 2/10/36 (a)(d)	298,237	298,237
Class B5, 3.4081% 2/10/36 (a)(d)	298,237	298,237
Class B6, 3.8581% 2/10/36 (a)(d)	99,412	99,412
Series 2004-C:
Class B4, 2.79% 9/10/36 (d)	399,560	399,560
Class B5, 3.19% 9/10/36 (d)	499,450	499,450
Class B6, 3.6081% 9/10/36 (d)	99,890	99,890
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 2.3825% 6/25/33 (a)(d)	1,619,028	1,624,193
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (a)(f)	51,868,437	530,842
WAMU Mortgage pass thru certificates:
sequential pay Series 2002-S6 Class A25, 6% 10/25/32	1,147,110	1,157,793
Series 2003-AR12 Class A5, 4.043% 2/25/34	5,000,000	5,021,556
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	422,331	436,575
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Washington Mutual Mortgage Securities Corp. sequential pay: - continued
Series 2004-RA2 Class 2A, 7% 7/25/33	$ 831,686	$ 863,394
Wells Fargo Mortgage Backed Securities Trust Series 2004-T Class A1, 3.457% 9/25/34 (d)	2,856,887	2,851,957
TOTAL PRIVATE SPONSOR		83,039,532
U.S. Government Agency - 1.0%
Fannie Mae planned amortization class:
Series 1994-51 Class PH, 6.5% 1/25/23	38,806	38,752
Series 1994-81 Class PJ, 8% 7/25/23	829,398	833,751
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2001-53 Class OH, 6.5% 6/25/30	50,650	50,714
Freddie Mac planned amortization class Series 2355 Class CD, 6.5% 6/15/30	78,893	79,143
Freddie Mac Multi-class participation certificates guaranteed:
sequential pay Series 2473 Class VK, 6.5% 10/15/18	10,623,000	10,863,700
Series 2749 Class MZ, 5% 2/15/24	48,228	48,190
Series 2764 Class ZB, 5% 3/15/33	38,380	38,354
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8703% 10/16/23 (d)	370,000	398,703
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2001-45 Class GC, 6.5% 10/20/30	1,008,104	1,017,194
TOTAL U.S. GOVERNMENT AGENCY		13,368,501
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $96,715,449)		96,408,033
Commercial Mortgage Securities - 8.8%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	699,557	729,220
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (d)(f)	18,001,497	1,035,061
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Banc of America Commercial Mortgage, Inc. Series 2002-2 Class XP, 2.0357% 7/11/43 (a)(d)(f)	$ 11,789,538	$ 865,225
Banc of America Large Loan, Inc. floater Series 2003-BBA2:
Class C, 2.34% 11/15/15 (a)(d)	265,000	266,328
Class D, 2.42% 11/15/15 (a)(d)	410,000	412,482
Class F, 2.77% 11/15/15 (a)(d)	295,000	297,365
Class H, 3.27% 11/15/15 (a)(d)	265,000	266,794
Class J, 3.82% 11/15/15 (a)(d)	275,000	278,943
Class K, 4.47% 11/15/15 (a)(d)	245,000	247,648
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 2.2925% 4/25/34 (a)(d)	1,811,212	1,805,410
Class B, 3.8325% 4/25/34 (a)(d)	190,654	190,177
Class M1, 2.4925% 4/25/34 (a)(d)	190,654	190,296
Class M2, 3.1325% 4/25/34 (a)(d)	95,327	95,230
Series 2004-2 Class A, 2.3625% 8/25/34 (a)(d)	1,601,425	1,602,989
Bear Stearns Commercial Mortgage Securities, Inc.:
floater:
Series 2003-BA1A Class A1, 2.1475% 4/14/15 (a)(d)	2,618,177	2,618,010
Series 2004-ESA Class A2, 2.2075% 5/14/16 (a)(d)	1,505,000	1,505,662
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (a)	770,000	795,087
Series 2004-ESA:
Class B, 4.888% 5/14/16 (a)	1,410,000	1,456,333
Class C, 4.937% 5/14/16 (a)	880,000	909,594
Class D, 4.986% 5/14/16 (a)	320,000	330,618
Class E, 5.064% 5/14/16 (a)	995,000	1,026,731
Class F, 5.182% 5/14/16 (a)	240,000	247,635
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.6887% 5/15/35 (a)(d)(f)	23,847,318	1,382,291
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.4842% 2/12/16 (a)(d)	980,000	1,091,916
COMM floater:
Series 2001-FL5A Class D, 3.12% 11/15/13 (a)(d)	1,554,420	1,554,420
Series 2002-FL7:
Class A2, 2.22% 11/15/14 (a)(d)	1,178,176	1,178,246
Class D, 2.44% 11/15/14 (a)(d)	600,000	601,020
Commercial Mortgage Asset Trust sequential pay Series 1999-C2 Class A1, 7.285% 11/17/32	2,412,111	2,614,946
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class B, 2.2581% 9/15/14 (a)(d)	$ 440,000	$ 440,275
Class D, 2.4981% 9/15/14 (a)(d)	135,000	135,084
Class E, 2.5581% 9/15/14 (a)(d)	185,000	185,116
Class F, 2.6581% 9/15/14 (a)(d)	145,000	145,091
Class G, 2.8381% 9/15/14 (a)(d)	330,000	330,206
Class H, 2.9381% 9/15/14 (a)(d)	355,000	355,222
Class J, 3.4581% 9/15/14 (a)(d)	120,000	120,075
Class K, 3.8581% 9/15/14 (a)(d)	190,000	190,119
Class L, 4.0581% 9/15/14 (a)(d)	155,000	155,097
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (a)	1,287,674	1,361,715
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2:
Class A2, 6.52% 1/17/35	545,260	553,345
Class A3, 6.55% 1/17/35	1,245,000	1,346,203
Series 1998-C1 Class A1B, 6.48% 5/17/40	2,885,000	3,146,925
Series 1999-C1 Class A2, 7.29% 9/15/41	7,550,000	8,595,066
Series 2001-CK3 Class A2, 6.04% 6/15/34	2,050,000	2,126,374
Series 1997-C2 Class D, 7.27% 1/17/35	755,000	845,131
Series 2001-CK6 Class AX, 0.645% 9/15/18 (f)	34,666,335	1,299,086
Series 2003-TFLA Class G, 2.4433% 4/15/13 (a)(d)	520,000	502,906
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	775,000	862,066
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	4,500,000	4,861,894
Series 2000-CF1 Class A1A, 7.45% 6/10/33	1,453,402	1,515,708
Equitable Life Assurance Society of the United States:
sequential pay Series 174 Class A1, 7.24% 5/15/06 (a)	1,500,000	1,589,361
Series 174 Class C1, 7.52% 5/15/06 (a)	1,000,000	1,062,232
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.7804% 5/15/33 (a)(d)(f)	23,628,824	956,939
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (a)	4,872,389	5,034,681
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	2,030,000	2,010,997
Series 2003-36 Class C, 4.254% 2/16/31	1,685,000	1,687,916
Series 2003-47 Class C, 4.227% 10/16/27	3,015,000	3,012,826
Series 2003-59 Class D, 3.654% 10/16/27	3,060,000	2,935,442
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Ginnie Mae guaranteed REMIC pass thru securities: - continued
Series 2003-47 Class XA, 0.237% 6/16/43 (d)(f)	$ 9,408,753	$ 506,821
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (a)	2,600,000	2,897,211
Series 2003-C1 Class A2A, 3.59% 1/10/40	1,560,000	1,565,805
Series 2001-LIBA Class C, 6.733% 2/14/16 (a)	815,000	906,492
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	1,777,114	1,907,221
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (a)	1,421,350	1,571,385
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1 Class X2, 1.3148% 1/15/38 (a)(d)(f)	5,195,000	242,078
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A1, 7.95% 7/15/09	2,380,395	2,559,999
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (a)	4,000,000	3,863,594
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA Class J, 3.9175% 12/16/14 (a)(d)	1,480,000	1,517,289
Morgan Stanley Capital I, Inc. sequential pay Series 1997-HF1 Class A2, 7.27% 7/15/29 (a)	1,530,871	1,596,417
Morgan Stanley Dean Witter Capital I Trust sequential pay Series 2001-PPM Class A2, 6.4% 2/15/31	2,956,961	3,183,375
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	1,641,063	1,771,409
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 6/20/31	1,057,688	1,127,239
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (a)	2,500,000	2,692,028
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (a)	3,675,000	3,934,352
Class C4, 6.893% 5/15/16 (a)	8,000,000	9,128,419
Wachovia Bank Commercial Mortgage Trust sequential pay Series 2003-C8 Class A3, 4.445% 11/15/35	4,050,000	4,110,584
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $115,019,532)		118,040,493
Foreign Government and Government Agency Obligations - 1.3%
	Principal Amount	Value (Note 1)
Chilean Republic:
5.625% 7/23/07	$ 1,210,000	$ 1,276,550
7.125% 1/11/12	4,555,000	5,255,331
State of Israel 4.625% 6/15/13	480,000	465,300
United Mexican States:
4.625% 10/8/08	4,030,000	4,098,510
7.5% 1/14/12	3,650,000	4,146,400
8% 9/24/22	2,000,000	2,295,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $16,040,334)		17,537,091
Fixed-Income Funds - 11.0%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $148,493,868)	1,496,000	148,866,950
Cash Equivalents - 6.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.87%, dated 10/29/04 due 11/1/04) (Cost $85,610,000)	$ 85,623,329	85,610,000
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $1,353,856,277)		1,382,425,583
NET OTHER ASSETS - (2.6)%		(35,102,837)
NET ASSETS - 100%		$ 1,347,322,746
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
20 Eurodollar 90 Day Index Contracts	March 2005	$ 19,873,500	$ 113,380
41 Eurodollar 90 Day Index Contracts	Sept. 2005	40,704,800	176,154
47 Eurodollar 90 Day Index Contracts	Dec. 2005	46,637,513	209,055
25 Eurodollar 90 Day Index Contracts	June 2006	24,785,938	89,538
55 Eurodollar 90 Day Index Contracts	Dec. 2006	54,488,500	187,820
			$ 775,947

Swap Agreements
		Notional Amount	Value
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.8043% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Sept. 2006	$ 20,000,000	$ 91,588
Receive quarterly a fixed rate equal to 2.9119% and pay quarterly a floating rate based on 3-Month LIBOR with Bank of America	Oct. 2006	19,000,000	32,456
Receive quarterly a fixed rate equal to 3.098% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	April 2007	14,440,000	26,915
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	12,300,000	36,770
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2014	5,300,000	197,390
TOTAL INTEREST RATE SWAP		71,040,000	385,119
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Lehman Brothers, Inc.	April 2005	$ 2,700,000	$ 27,251
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	2,100,000	15,612
Receive monthly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 32 basis points with Bank of America	Nov. 2004	2,600,000	16,498
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 72 basis points with Bank of America	Jan. 2005	2,700,000	(1,052)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America	Dec. 2004	2,700,000	38,633
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	Nov. 2004	5,400,000	241,313
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive quarterly a return equal to that of Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 30 basis points with Bank of America

	May 2005	$ 5,400,000	$ 0
Receive quarterly a return equal to that of Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 8 basis points with Bank of America	April 2005	2,600,000	0
TOTAL TOTAL RETURN SWAP		26,200,000	338,255
		$ 97,240,000	$ 723,374
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $144,330,425 or 10.7% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $499,617.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.3%
Cayman Islands	2.4%
Netherlands	1.7%
United Kingdom	1.5%
Chile	1.2%
Mexico	1.2%
Korea (South)	1.0%
Others (individually less than 1%)	1.7%
100.0%
Income Tax Information
The fund hereby designates approximately $12,689,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $85,610,000) (cost $1,353,856,277) - See accompanying schedule		$ 1,382,425,583
Cash		754,055
Receivable for investments sold		43,017,362
Receivable for swap agreements		30,268
Receivable for fund shares sold		1,796,399
Interest receivable		11,290,136
Receivable for daily variation on futures contracts		24,025
Swap agreements, at value		723,374
Total assets		1,440,061,202

Liabilities
Payable for investments purchased Regular delivery	$ 21,455,312
Delayed delivery	59,281,696
Payable for fund shares redeemed	10,497,037
Distributions payable	332,395
Accrued management fee	480,924
Distribution fees payable	330,408
Other affiliated payables	297,217
Other payables and accrued expenses	63,467
Total liabilities		92,738,456

Net Assets		$ 1,347,322,746
Net Assets consist of:
Paid in capital		$ 1,294,675,356
Undistributed net investment income		4,872,342
Accumulated undistributed net realized gain (loss) on investments		17,706,421
Net unrealized appreciation (depreciation) on investments		30,068,627
Net Assets		$ 1,347,322,746

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($186,748,433 ÷ 16,466,711 shares)	$ 11.34

Maximum offering price per share (100/96.25 of $11.34)	$ 11.78
Class T: Net Asset Value and redemption price per share ($680,947,176 ÷ 60,019,999 shares)	$ 11.35

Maximum offering price per share (100/97.25 of $11.35)	$ 11.67
Class B: Net Asset Value and offering price per share ($118,750,865 ÷ 10,480,571 shares) A	$ 11.33

Class C: Net Asset Value and offering price per share ($91,149,408 ÷ 8,050,092 shares) A	$ 11.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($269,726,864 ÷ 23,741,047 shares)	$ 11.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2004

Investment Income
Interest		$ 56,691,172
Security lending		2,017
Total income		56,693,189

Expenses
Management fee	$ 5,659,864
Transfer agent fees	2,935,501
Distribution fees	4,168,537
Accounting and security lending fees	488,361
Non-interested trustees' compensation	7,963
Custodian fees and expenses	51,585
Registration fees	139,958
Audit	57,078
Legal	6,392
Miscellaneous	15,809
Total expenses before reductions	13,531,048
Expense reductions	(23,267)	13,507,781
Net investment income		43,185,408
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	19,193,290
Futures contracts	1,086,730
Swap agreements	1,385,493
Total net realized gain (loss)		21,665,513
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,902,246)
Futures contracts	(109,015)
Swap agreements	546,039
Total change in net unrealized appreciation (depreciation)		(7,465,222)
Net gain (loss)		14,200,291
Net increase (decrease) in net assets resulting from operations		$ 57,385,699

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 43,185,408	$ 46,478,120
Net realized gain (loss)	21,665,513	24,355,364
Change in net unrealized appreciation (depreciation)	(7,465,222)	2,572,375
Net increase (decrease) in net assets resulting from operations	57,385,699	73,405,859
Distributions to shareholders from net investment income	(43,133,805)	(45,500,193)
Distributions to shareholders from net realized gain	(11,494,932)	-
Total distributions	(54,628,737)	(45,500,193)
Share transactions - net increase (decrease)	42,753,199	65,287,174
Total increase (decrease) in net assets	45,510,161	93,192,840

Net Assets
Beginning of period	1,301,812,585	1,208,619,745
End of period (including undistributed net investment income of $4,872,342 and undistributed net investment income of $4,047,313, respectively)	$ 1,347,322,746	$ 1,301,812,585

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 11.06	$ 11.01	$ 10.30	$ 10.30
Income from Investment Operations
Net investment income C	.385	.420	.521 E	.619	.629
Net realized and unrealized gain (loss)	.120	.254	.055 E	.713	(.002)
Total from investment operations	.505	.674	.576	1.332	.627
Distributions from net investment income	(.385)	(.414)	(.526)	(.622)	(.627)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.485)	(.414)	(.526)	(.622)	(.627)
Net asset value, end of period	$ 11.34	$ 11.32	$ 11.06	$ 11.01	$ 10.30
Total Return A, B	4.58%	6.16%	5.44%	13.28%	6.32%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.81%	.83%	.83%	.84%
Expenses net of voluntary waivers, if any	.84%	.81%	.83%	.83%	.84%
Expenses net of all reductions	.84%	.81%	.82%	.82%	.84%
Net investment income	3.42%	3.72%	4.82% E	5.82%	6.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 186,748	$ 166,701	$ 133,236	$ 92,027	$ 48,177
Portfolio turnover rate	96%	108%	121%	112%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 11.06	$ 11.02	$ 10.31	$ 10.31
Income from Investment Operations
Net investment income C	.374	.408	.508 E	.603	.620
Net realized and unrealized gain (loss)	.130	.253	.044 E	.713	(.006)
Total from investment operations	.504	.661	.552	1.316	.614
Distributions from net investment income	(.374)	(.401)	(.512)	(.606)	(.614)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.474)	(.401)	(.512)	(.606)	(.614)
Net asset value, end of period	$ 11.35	$ 11.32	$ 11.06	$ 11.02	$ 10.31
Total Return A, B	4.56%	6.03%	5.21%	13.11%	6.18%
Ratios to Average Net Assets D
Expenses before expense reductions	.95%	.93%	.95%	.97%	.97%
Expenses net of voluntary waivers, if any	.95%	.93%	.95%	.97%	.97%
Expenses net of all reductions	.95%	.93%	.95%	.97%	.97%
Net investment income	3.32%	3.60%	4.70% E	5.67%	6.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 680,947	$ 711,263	$ 684,618	$ 546,276	$ 313,887
Portfolio turnover rate	96%	108%	121%	112%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 11.05	$ 11.01	$ 10.30	$ 10.30
Income from Investment Operations
Net investment income C	.295	.331	.436 E	.534	.553
Net realized and unrealized gain (loss)	.120	.253	.044 E	.713	(.006)
Total from investment operations	.415	.584	.480	1.247	.547
Distributions from net investment income	(.295)	(.324)	(.440)	(.537)	(.547)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.395)	(.324)	(.440)	(.537)	(.547)
Net asset value, end of period	$ 11.33	$ 11.31	$ 11.05	$ 11.01	$ 10.30
Total Return A, B	3.75%	5.32%	4.52%	12.40%	5.50%
Ratios to Average Net Assets D
Expenses before expense reductions	1.66%	1.60%	1.61%	1.62%	1.62%
Expenses net of voluntary waivers, if any	1.65%	1.60%	1.61%	1.62%	1.62%
Expenses net of all reductions	1.65%	1.60%	1.61%	1.62%	1.62%
Net investment income	2.62%	2.92%	4.03% E	5.02%	5.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,751	$ 154,697	$ 178,062	$ 113,424	$ 63,584
Portfolio turnover rate	96%	108%	121%	112%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.30	$ 11.04	$ 11.00	$ 10.29	$ 10.29
Income from Investment Operations
Net investment income C	.289	.322	.428 E	.525	.545
Net realized and unrealized gain (loss)	.120	.254	.044 E	.716	(.005)
Total from investment operations	.409	.576	.472	1.241	.540
Distributions from net investment income	(.289)	(.316)	(.432)	(.531)	(.540)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.389)	(.316)	(.432)	(.531)	(.540)
Net asset value, end of period	$ 11.32	$ 11.30	$ 11.04	$ 11.00	$ 10.29
Total Return A, B	3.70%	5.26%	4.45%	12.34%	5.42%
Ratios to Average Net Assets D
Expenses before expense reductions	1.70%	1.67%	1.68%	1.69%	1.69%
Expenses net of voluntary waivers, if any	1.70%	1.67%	1.68%	1.69%	1.69%
Expenses net of all reductions	1.70%	1.67%	1.68%	1.69%	1.69%
Net investment income	2.57%	2.86%	3.96% E	4.96%	5.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,149	$ 113,849	$ 98,158	$ 63,538	$ 20,530
Portfolio turnover rate	96%	108%	121%	112%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.34	$ 11.08	$ 11.03	$ 10.32	$ 10.31
Income from Investment Operations
Net investment income B	.400	.437	.539 D	.638	.656
Net realized and unrealized gain (loss)	.122	.254	.053 D	.711	(.002)
Total from investment operations	.522	.691	.592	1.349	.654
Distributions from net investment income	(.402)	(.431)	(.542)	(.639)	(.644)
Distributions from net realized gain	(.100)	-	-	-	-
Total distributions	(.502)	(.431)	(.542)	(.639)	(.644)
Net asset value, end of period	$ 11.36	$ 11.34	$ 11.08	$ 11.03	$ 10.32
Total Return A	4.72%	6.30%	5.59%	13.45%	6.59%
Ratios to Average Net Assets C
Expenses before expense reductions	.70%	.66%	.67%	.66%	.65%
Expenses net of voluntary waivers, if any	.70%	.66%	.67%	.66%	.65%
Expenses net of all reductions	.70%	.66%	.67%	.66%	.65%
Net investment income	3.57%	3.87%	4.97% D	5.98%	6.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 269,727	$ 155,302	$ 114,546	$ 91,168	$ 88,350
Portfolio turnover rate	96%	108%	121%	112%	153%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 37,000,482
Unrealized depreciation	(4,624,205)
Net unrealized appreciation (depreciation)	32,376,277
Undistributed ordinary income	6,002,189
Undistributed long-term capital gain	15,523,461

Cost for federal income tax purposes	$ 1,350,049,306

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 43,133,805	$ 45,500,193
Long-term Capital Gains	11,494,932	-
Total	$ 54,628,737	$ 45,500,193

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $383,313,532 and $393,919,203, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 259,704	$ 1,097
Class T	0%	.25%	1,725,754	9,734
Class B	.65%	.25%	1,185,418	856,429
Class C	.75%	.25%	997,661	164,579
			$ 4,168,537	$ 1,031,839

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 85,835
Class T	20,892
Class B*	297,429
Class C*	21,151
$ 425,307

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 365,307.21
Class T	1,478,584.21
Class B	368,642.28
Class C	215,114.22
Institutional Class	507,854.22
	$ 2,935,501

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,631,202 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.65%	$ 18,652

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,871. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,744

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 5,915,915	$ 6,007,552
Class T	22,901,690	26,063,302
Class B	3,459,536	5,170,345
Class C	2,570,379	3,124,274
Institutional Class	8,286,285	5,134,720
Total	$ 43,133,805	$ 45,500,193

Annual Report

8. Distributions to Shareholders - continued

	Years ended October 31,
	2004	2003
From net realized gain
Class A	$ 1,464,510	$ -
Class T	6,264,742	-
Class B	1,325,653	-
Class C	978,409	-
Institutional Class	1,461,618	-
Total	$ 11,494,932	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	7,744,377	10,510,963	$ 87,127,693	$ 119,339,179
Reinvestment of distributions	582,634	465,922	6,563,346	5,276,440
Shares redeemed	(6,592,886)	(8,293,215)	(74,002,402)	(93,804,272)
Net increase (decrease)	1,734,125	2,683,670	$ 19,688,637	$ 30,811,347
Class T
Shares sold	21,723,985	33,381,968	$ 245,032,503	$ 377,422,827
Reinvestment of distributions	2,460,610	2,175,248	27,731,765	24,637,768
Shares redeemed	(26,997,272)	(34,611,992)	(304,328,408)	(391,598,532)
Net increase (decrease)	(2,812,677)	945,224	$ (31,564,140)	$ 10,462,063
Class B
Shares sold	1,709,158	5,268,992	$ 19,232,641	$ 59,474,046
Reinvestment of distributions	334,596	351,056	3,766,954	3,970,085
Shares redeemed	(5,246,363)	(8,053,311)	(58,993,326)	(90,955,890)
Net increase (decrease)	(3,202,609)	(2,433,263)	$ (35,993,731)	$ (27,511,759)
Class C
Shares sold	1,869,844	5,050,415	$ 21,049,741	$ 57,002,414
Reinvestment of distributions	258,123	219,498	2,904,240	2,481,384
Shares redeemed	(4,154,782)	(4,082,715)	(46,673,540)	(46,050,425)
Net increase (decrease)	(2,026,815)	1,187,198	$ (22,719,559)	$ 13,433,373
Institutional Class
Shares sold	17,324,462	6,597,666	$ 195,489,587	$ 74,769,322
Reinvestment of distributions	745,564	328,037	8,407,041	3,720,880
Shares redeemed	(8,029,624)	(3,566,218)	(90,554,636)	(40,398,052)
Net increase (decrease)	10,040,402	3,359,485	$ 113,341,992	$ 38,092,150

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Intermediate Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Intermediate Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Advisor Intermediate Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Intermediate Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford E. O'Neil (40)

Year of Election or Appointment: 2004

Vice President of Advisor Intermediate Bond. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Intermediate Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Intermediate Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Intermediate Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Intermediate Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Intermediate Bond. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Intermediate Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Intermediate Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/6/04	12/3/04	$.15

A total of 2.71% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LTBI-UANN-1204
1.784753.101

Fidelity® Advisor

Government Investment

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Distributions	46

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.75% sales charge) A	-0.22%	5.82%	6.40%
Class T (incl. 3.50% sales charge)	1.01%	6.00%	6.44%
Class B (incl. contingent deferred sales charge)	-1.03%	5.73%	6.36%
Class C (incl. contingent deferred sales charge) B	2.92%	5.99%	6.06%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Government Investment Fund - Class T on October 31, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® Government Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tom Silvia, Portfolio Manager of Fidelity® Advisor Government Investment Fund

U.S. investment-grade bonds posted solid returns for the year ending October 31, 2004. It was a volatile period for high-quality debt, which struggled late in 2003 with rising yields and concerns about higher inflation. The asset class bounced back in the first quarter of 2004, as weak economic data and heightened terrorism fears sparked a flight to safety into investment-grade bonds. But those gains were erased early in the second quarter when a strong employment report led many to believe the economy was heating up again and that the Federal Reserve Board would respond by hiking interest rates. While the Fed did raise rates three times before period end, bonds recovered well. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 5.53%. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 6.59% and 5.57%, respectively. Treasuries - the most interest-rate-sensitive bond category - had a 4.97% advance for the year, according to the Lehman Brothers U.S. Treasury Index.

For the 12 months ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 4.76%, 4.67%, 3.97% and 3.92%, respectively. During the same period, the LipperSM General U.S. Government Funds Average returned 4.19% and the Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index gained 5.02%. Aiding the fund's performance was its overweighting in mortgage securities, which benefited from their higher yields and reduced interest rate sensitivity relative to Treasuries. Higher interest rates slowed home loan refinancing and translated into reduced supply and better pricing for mortgage securities. The fund also benefited from strong security selection within the mortgage sector, particularly its stake in collateralized mortgage obligations. An overweighting in agency securities also boosted returns, as strong demand for higher-yielding alternatives to Treasuries helped boost the sector's performance. Detracting from performance was the decision to avoid Treasury Inflation-Protected Securities, whose performance topped all government bond sectors.

Note to shareholders: William Irving and George Fischer became Co-Managers of Fidelity Advisor Government Investment Fund on November 1, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,037.10	$ 4.51
HypotheticalA	$ 1,000.00	$ 1,020.52	$ 4.48
Class T
Actual	$ 1,000.00	$ 1,035.60	$ 4.91
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 4.89
Class B
Actual	$ 1,000.00	$ 1,032.10	$ 8.38
HypotheticalA	$ 1,000.00	$ 1,016.65	$ 8.35
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,032.90	$ 8.58
HypotheticalA	$ 1,000.00	$ 1,016.45	$ 8.55
Institutional Class
Actual	$ 1,000.00	$ 1,038.20	$ 3.54
HypotheticalA	$ 1,000.00	$ 1,021.49	$ 3.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.88%
Class T	.96%
Class B	1.64%
Class C	1.68%
Institutional Class	.69%

Annual Report

Investment Changes

Coupon Distribution as of October 31, 2004
	% of fund's investments	% of fund's investments 6 months ago
2 - 2.99%	6.9	0.0
3 - 3.99%	6.1	5.0
4 - 4.99%	9.5	4.3
5 - 5.99%	20.1	17.2
6 - 6.99%	31.2	38.1
7 - 7.99%	11.1	12.3
8 - 8.99%	2.4	5.7
9 - 9.99%	0.2	0.2
10 - 10.99%	1.6	1.8
11 - 11.99%	0.0	1.2
12 - 12.99%	1.8	1.8
13 - 13.99%	6.6	6.9
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of October 31, 2004
6 months ago
Years	6.7	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	4.4	4.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Mortgage Securities 6.9%		Mortgage Securities 11.1%
	CMOs and Other Mortgage Related Securities 20.3%		CMOs and Other Mortgage Related Securities 22.3%
	U.S. Treasury Obligations 27.0%		U.S. Treasury Obligations 27.9%
	U.S. Government Agency Obligations 43.6%		U.S. Government Agency Obligations 36.1%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.6%
* Futures and Swaps	4.6%	** Futures and Swaps	0.0%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 70.6%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 43.6%
Fannie Mae:
2.375% 12/15/05	$ 15,000,000	$ 14,984,340
4.25% 5/15/09	12,500,000	12,867,588
4.625% 10/15/14	9,500,000	9,575,088
5.125% 1/2/14	15,000,000	15,411,780
5.5% 3/15/11	1,350,000	1,464,052
6% 5/15/08	6,158,000	6,714,979
6.125% 3/15/12	8,050,000	9,044,932
6.25% 2/1/11	4,660,000	5,174,110
6.25% 3/22/12	15,000,000	15,215,835
6.625% 9/15/09	1,620,000	1,833,746
6.625% 11/15/30	18,000,000	21,375,558
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	710,000	737,776
Federal Home Loan Bank 5.8% 9/2/08	17,275,000	18,756,228
Freddie Mac:
3.625% 9/15/08	18,076,000	18,271,745
4.5% 1/15/14	9,250,000	9,301,060
5% 1/30/14	25,000,000	25,177,150
5.2% 3/5/19	15,000,000	14,846,130
5.875% 3/21/11	6,960,000	7,606,194
7% 3/15/10	48,000,000	55,476,910
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	281,523	297,826
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-D, 5.23% 5/15/05	31,275	31,545
Series 1994-A, 7.12% 4/15/06	2,869,740	2,973,252
Series 1994-F, 8.187% 12/15/04	47,468	47,819
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1994-A, 7.39% 6/26/06	1,500,000	1,591,215
Series 1994-B, 7.5% 1/26/06	47,911	50,206
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1996-A1, 6.726% 9/15/10	1,043,478	1,161,037
6.77% 11/15/13	1,209,615	1,351,745
6.99% 5/21/16	4,192,500	4,849,884
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Private Export Funding Corp. secured:
5.34% 3/15/06	$ 4,640,000	$ 4,810,961
5.66% 9/15/11 (a)	2,610,000	2,839,466
5.685% 5/15/12	5,220,000	5,707,517
6.67% 9/15/09	880,000	996,386
Small Business Administration guaranteed development participation certificates Series 2002-20K Class 1, 5.08% 11/1/22	5,533,014	5,721,697
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	8,560,000	8,748,988
6.6% 2/15/08	11,642,428	12,285,253
6.8% 2/15/12	5,000,000	5,638,450
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	2,100,000	2,210,632
5.96% 8/1/09	1,800,000	1,929,258
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	150,000	158,261
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		327,236,599
U.S. Treasury Obligations - 27.0%
U.S. Treasury Bonds:
6.125% 8/15/29	19,000,000	22,434,839
6.25% 8/15/23	13,500,000	15,946,875
8% 11/15/21	11,794,000	16,366,475
10% 5/15/10	11,170,000	11,632,069
12% 8/15/13	10,000,000	13,163,670
13.25% 5/15/14	35,115,000	49,842,723
U.S. Treasury Notes:
2.5% 5/31/06	4,925,000	4,930,964
2.75% 7/31/06	32,000,000	32,148,736
3.125% 5/15/07	18,000,000	18,182,808
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.125% 4/15/09	$ 3,500,000	$ 3,490,568
4.25% 11/15/13	14,750,000	15,049,602
TOTAL U.S. TREASURY OBLIGATIONS		203,189,329
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $520,719,776)		530,425,928
U.S. Government Agency - Mortgage Securities - 6.9%

Fannie Mae - 5.9%
4% 9/1/18	3,346,030	3,292,297
5.5% 12/1/17 to 5/1/18	546,321	566,728
6.5% 2/1/10 to 4/1/33	19,495,387	20,550,566
6.5% 11/18/19 (b)	4,750,000	5,037,969
6.5% 11/1/34 (b)(c)	8,389,993	8,819,980
7% 4/1/26 to 7/1/32	4,472,150	4,756,667
7.5% 3/1/28 to 4/1/29	49,889	53,668
8.5% 9/1/16 to 1/1/17	25,721	28,414
9% 11/1/11 to 5/1/14	383,576	414,015
9.5% 11/1/06 to 5/1/20	289,012	319,479
11.5% 6/15/19	70,938	80,734
12.5% 8/1/15	2,558	2,913
		43,923,430
Freddie Mac - 0.2%
7.5% 3/1/15 to 3/1/16	972,076	1,032,445
8.5% 8/1/09 to 2/1/10	20,298	21,944
9% 10/1/08 to 10/1/20	67,660	73,901
9.5% 5/1/21 to 7/1/21	89,393	100,161
11% 7/1/13 to 5/1/14	120,764	135,001
12.5% 2/1/10 to 6/1/19	41,887	47,211
		1,410,663
Government National Mortgage Association - 0.8%
6.5% 6/20/34	4,820,505	5,086,411
7.5% 9/15/06 to 8/15/29	216,217	225,812
8% 12/15/23	623,673	686,740
9% 9/15/05 to 12/15/09	2,504	2,541
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
10.5% 11/15/17 to 1/20/18	$ 92,411	$ 104,122
13.5% 7/15/11	11,675	13,504
		6,119,130
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $50,819,399)		51,453,223
Collateralized Mortgage Obligations - 20.0%

U.S. Government Agency - 20.0%
Fannie Mae planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	3,890,533	4,133,133
Series 1993-160 Class PK, 6.5% 11/25/22	1,175,302	1,184,834
Series 1993-187 Class L, 6.5% 7/25/23	1,667,008	1,734,931
Series 1994-27 Class PJ, 6.5% 6/25/23	1,850,075	1,890,260
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2001-30 Class PL, 7% 2/25/31	3,366,590	3,444,472
Series 2001-53 Class OH, 6.5% 6/25/30	35,817	35,862
Series 2001-56 Class KD, 6.5% 7/25/30	2,221,173	2,233,759
Series 2002-49 Class KG, 5.5% 8/25/17	6,500,000	6,792,048
Series 2002-55 Class QB, 5.5% 8/25/12	7,685	7,677
Series 2003-73 Class GA, 3.5% 5/25/31	5,951,259	5,805,951
Series 2004-21 Class QE, 4.5% 11/25/32	1,500,000	1,445,199
sequential pay:
Series 2001-46 Class ZG, 6% 9/25/31	7,252,064	7,376,762
Series 2002-63 Class LA, 5.5% 10/25/16	6,427,894	6,587,409
Freddie Mac sequential pay:
Series 2343 Class VD, 7% 8/15/16	5,164,000	5,366,631
Series 2361 Class KB, 6.25% 1/15/28	8,736,183	8,837,922
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 1681 Class PJ, 7% 12/15/23	4,000,000	4,236,107
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 1141 Class G, 9% 9/15/21	226,533	226,389
Series 1671 Class G, 6.5% 8/15/23	8,065,485	8,230,437
Series 1727 Class H, 6.5% 8/15/23	2,600,000	2,663,325
Series 2136 Class PQ, 6.5% 10/15/27	757,862	762,618
Series 2275 Class PM, 6.5% 10/15/29	760,669	764,453
Series 2322 Class HC, 6.5% 3/15/30	988	987
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
planned amortization class: - continued
Series 2368 Class PQ, 6.5% 8/15/30	$ 509,413	$ 511,412
Series 2435 Class GD, 6.5% 2/15/30	319,054	320,505
Series 2473 Class JB, 5.5% 2/15/29	227,906	228,359
Series 2483 Class DC, 5.5% 7/15/14	1,556,976	1,572,130
Series 2543 CLass PM, 5.5% 8/15/18	1,088,800	1,114,355
Series 2587 Class UP, 4% 8/15/25	5,069,286	5,082,531
Series 2707 Class QD, 4.5% 5/15/17	2,625,000	2,623,194
sequential pay:
Series 2285 Class VB, 6.5% 10/15/16	1,785,084	1,794,940
Series 2448 Class VH, 6.5% 5/15/18	4,835,000	4,970,626
Series 2587 Class AD, 4.71% 3/15/33	5,784,746	5,339,676
Series 2750 Class ZT, 5% 2/15/34	889,088	801,833
Series 2831 Class AC, 5% 1/15/18	1,882,602	1,894,027
Series FHR 2809 Class UB, 4% 9/15/17	7,000,000	6,814,048
Series 2568 Class SA, 9.328% 9/15/28 (d)	213,996	215,605
Series 2749 Class MZ, 5% 2/15/24	25,969	25,948
Series 2750 Class CZ, 5% 11/15/32	81,361	81,372
Series 2764 Class ZB, 5% 3/15/33	20,561	20,547
Series 2769 Class BU, 5% 3/15/34	1,762,900	1,762,156
Series 2838:
Class ZA, 5% 8/15/19	6,203,350	6,210,838
Class ZQ, 5% 8/15/19	3,517,913	3,522,159
Series FHR 2762 Class BZ, 5% 3/15/34	561,451	561,630
Series FHR 2781 Class KK, 5.5% 6/15/33	4,325,000	4,310,215
Series FHR 2809 Class WZ, 5% 3/15/34	318,220	318,260
target amortization class Series 2156 Class TC, 6.25% 5/15/29	5,908,920	6,157,147
Ginnie Mae guaranteed REMIC pass thru securities:
planned amortization class:
Series 2001-53 Class TA, 6% 12/20/30	337,609	340,824
Series 2002-19 Class PE, 6% 10/20/30	12,768,999	12,891,919
Series 2002-5 Class PD, 6.5% 5/16/31	5,853,243	6,019,243
sequential pay Series 2000-12 Class B, 7.5% 12/16/28	121,287	121,521
Series 2004-39 Class ZD, 6% 5/16/34	803,219	804,658
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $150,218,002)		150,192,844
Commercial Mortgage Securities - 0.3%
	Principal Amount	Value (Note 1)
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38 (Cost $1,853,633)	$ 1,747,104	$ 1,880,799
Cash Equivalents - 2.6%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.87%, dated 10/29/04 due 11/1/04) (Cost $19,689,000)	$ 19,692,066	19,689,000
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $743,299,810)		753,641,794
NET OTHER ASSETS - (0.4)%		(2,819,614)
NET ASSETS - 100%		$ 750,822,180
Swap Agreements
	Expiration Date	Notional Amount	Value
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.085% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	July 2006	$ 34,000,000	$ 177,245
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,839,466 or 0.4% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Income Tax Information
The fund hereby designates approximately $7,137,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $19,689,000) (cost $743,299,810) - See accompanying schedule		$ 753,641,794
Commitment to sell securities on a delayed delivery basis	$ (4,993,438)
Receivable for securities sold on a delayed delivery basis	4,990,469	(2,969)
Receivable for investments sold, regular delivery		11,818
Cash		705
Receivable for fund shares sold		3,977,429
Interest receivable		9,334,628
Swap agreements, at value		177,245
Total assets		767,140,650

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 13,859,354
Payable for fund shares redeemed	1,590,647
Distributions payable	197,727
Accrued management fee	260,788
Distribution fees payable	210,357
Other affiliated payables	156,539
Other payables and accrued expenses	43,058
Total liabilities		16,318,470

Net Assets		$ 750,822,180
Net Assets consist of:
Paid in capital		$ 739,219,272
Undistributed net investment income		18,120
Accumulated undistributed net realized gain (loss) on investments		1,068,528
Net unrealized appreciation (depreciation) on investments		10,516,260
Net Assets		$ 750,822,180

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($70,407,072 ÷ 6,923,019 shares)	$ 10.17

Maximum offering price per share (100/95.25 of $10.17)	$ 10.68
Class T: Net Asset Value and redemption price per share ($259,149,277 ÷ 25,497,186 shares)	$ 10.16

Maximum offering price per share (100/96.50 of $10.16)	$ 10.53
Class B: Net Asset Value and offering price per share ($127,575,794 ÷ 12,564,868 shares) A	$ 10.15

Class C: Net Asset Value and offering price per share ($62,133,185 ÷ 6,114,785 shares) A	$ 10.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($231,556,852 ÷ 22,891,011 shares)	$ 10.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2004

Investment Income
Interest		$ 28,993,188
Security lending		19,553
Total income		29,012,741

Expenses
Management fee	$ 3,054,830
Transfer agent fees	1,590,234
Distribution fees	2,848,703
Accounting and security lending fees	290,604
Non-interested trustees' compensation	4,299
Custodian fees and expenses	28,894
Registration fees	98,838
Audit	49,652
Legal	6,402
Miscellaneous	11,755
Total expenses before reductions	7,984,211
Expense reductions	(353)	7,983,858
Net investment income		21,028,883
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,792,957
Swap agreements	117,990
Total net realized gain (loss)		2,910,947
Change in net unrealized appreciation (depreciation) on: Investment securities	7,294,562
Swap agreements	177,245
Delayed delivery commitments	(2,969)
Total change in net unrealized appreciation (depreciation)		7,468,838
Net gain (loss)		10,379,785
Net increase (decrease) in net assets resulting from operations		$ 31,408,668

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 21,028,883	$ 25,968,980
Net realized gain (loss)	2,910,947	11,983,727
Change in net unrealized appreciation (depreciation)	7,468,838	(23,381,528)
Net increase (decrease) in net assets resulting from operations	31,408,668	14,571,179
Distributions to shareholders from net investment income	(21,122,555)	(25,752,285)
Distributions to shareholders from net realized gain	(7,095,550)	(5,552,244)
Total distributions	(28,218,105)	(31,304,529)
Share transactions - net increase (decrease)	20,272,301	(75,289,044)
Total increase (decrease) in net assets	23,462,864	(92,022,394)

Net Assets
Beginning of period	727,359,316	819,381,710
End of period (including undistributed net investment income of $18,120 and undistributed net investment income of $66,943, respectively)	$ 750,822,180	$ 727,359,316

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.12	$ 10.33	$ 10.14	$ 9.42	$ 9.31
Income from Investment Operations
Net investment income C	.319	.360	.410 E	.546	.559
Net realized and unrealized gain (loss)	.151	(.144)	.205 E	.730	.115
Total from investment operations	.470	.216	.615	1.276	.674
Distributions from net investment income	(.320)	(.356)	(.425)	(.556)	(.564)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.420)	(.426)	(.425)	(.556)	(.564)
Net asset value, end of period	$ 10.17	$ 10.12	$ 10.33	$ 10.14	$ 9.42
Total Return A, B	4.76%	2.11%	6.31%	13.95%	7.53%
Ratios to Average Net Assets D
Expenses before expense reductions	.88%	.83%	.83%	.87%	.85%
Expenses net of voluntary waivers, if any	.88%	.83%	.83%	.87%	.85%
Expenses net of all reductions	.88%	.83%	.83%	.86%	.85%
Net investment income	3.17%	3.50%	4.11% E	5.61%	6.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,407	$ 69,011	$ 68,973	$ 43,205	$ 15,053
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.11	$ 10.32	$ 10.13	$ 9.41	$ 9.30
Income from Investment Operations
Net investment income C	.311	.350	.398 E	.535	.549
Net realized and unrealized gain (loss)	.150	(.144)	.206 E	.731	.114
Total from investment operations	.461	.206	.604	1.266	.663
Distributions from net investment income	(.311)	(.346)	(.414)	(.546)	(.553)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.411)	(.416)	(.414)	(.546)	(.553)
Net asset value, end of period	$ 10.16	$ 10.11	$ 10.32	$ 10.13	$ 9.41
Total Return A, B	4.67%	2.01%	6.19%	13.86%	7.41%
Ratios to Average Net Assets D
Expenses before expense reductions	.97%	.93%	.94%	.96%	.95%
Expenses net of voluntary waivers, if any	.97%	.93%	.94%	.96%	.95%
Expenses net of all reductions	.97%	.93%	.94%	.96%	.95%
Net investment income	3.08%	3.39%	4.00% E	5.52%	5.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 259,149	$ 304,517	$ 366,209	$ 293,105	$ 182,049
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.31	$ 10.12	$ 9.41	$ 9.30
Income from Investment Operations
Net investment income C	.242	.282	.335 E	.474	.490
Net realized and unrealized gain (loss)	.151	(.144)	.205 E	.720	.114
Total from investment operations	.393	.138	.540	1.194	.604
Distributions from net investment income	(.243)	(.278)	(.350)	(.484)	(.494)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.343)	(.348)	(.350)	(.484)	(.494)
Net asset value, end of period	$ 10.15	$ 10.10	$ 10.31	$ 10.12	$ 9.41
Total Return A, B	3.97%	1.34%	5.52%	13.03%	6.73%
Ratios to Average Net Assets D
Expenses before expense reductions	1.65%	1.59%	1.58%	1.60%	1.59%
Expenses net of voluntary waivers, if any	1.65%	1.59%	1.58%	1.60%	1.59%
Expenses net of all reductions	1.65%	1.59%	1.58%	1.60%	1.59%
Net investment income	2.40%	2.74%	3.36% E	4.88%	5.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,576	$ 176,855	$ 230,244	$ 158,864	$ 77,424
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.11	$ 10.32	$ 10.13	$ 9.41	$ 9.30
Income from Investment Operations
Net investment income C	.238	.275	.327 E	.468	.482
Net realized and unrealized gain (loss)	.150	(.144)	.205 E	.729	.115
Total from investment operations	.388	.131	.532	1.197	.597
Distributions from net investment income	(.238)	(.271)	(.342)	(.477)	(.487)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.338)	(.341)	(.342)	(.477)	(.487)
Net asset value, end of period	$ 10.16	$ 10.11	$ 10.32	$ 10.13	$ 9.41
Total Return A, B	3.92%	1.27%	5.44%	13.05%	6.64%
Ratios to Average Net Assets D
Expenses before expense reductions	1.69%	1.66%	1.66%	1.67%	1.67%
Expenses net of voluntary waivers, if any	1.69%	1.66%	1.66%	1.67%	1.67%
Expenses net of all reductions	1.69%	1.66%	1.66%	1.67%	1.67%
Net investment income	2.36%	2.66%	3.29% E	4.81%	5.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,133	$ 80,620	$ 103,002	$ 87,214	$ 30,133
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 10.28	$ 10.09	$ 9.38	$ 9.27
Income from Investment Operations
Net investment income B	.333	.370	.422 D	.560	.572
Net realized and unrealized gain (loss)	.155	(.138)	.207 D	.723	.118
Total from investment operations	.488	.232	.629	1.283	.690
Distributions from net investment income	(.338)	(.372)	(.439)	(.573)	(.580)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.438)	(.442)	(.439)	(.573)	(.580)
Net asset value, end of period	$ 10.12	$ 10.07	$ 10.28	$ 10.09	$ 9.38
Total Return A	4.98%	2.28%	6.49%	14.11%	7.75%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.68%	.69%	.69%	.66%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.69%	.66%
Expenses net of all reductions	.69%	.68%	.69%	.69%	.66%
Net investment income	3.35%	3.64%	4.26% D	5.79%	6.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 231,557	$ 96,356	$ 50,953	$ 27,782	$ 22,067
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,988,616
Unrealized depreciation	(2,950,866)
Net unrealized appreciation (depreciation)	10,037,750
Undistributed ordinary income	2,459,742
Undistributed long-term capital gain	747,189

Cost for federal income tax purposes	$ 743,604,044

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 21,828,555	$ 25,752,285
Long-term Capital Gains	6,389,550	5,552,244
Total	$ 28,218,105	$ 31,304,529

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Annual Report

3. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 101,835	$ -
Class T	0%	.25%	694,280	1,026
Class B	.65%	.25%	1,334,608	964,308
Class C	.75%	.25%	717,980	79,391
			$ 2,848,703	$ 1,044,725

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 43,123
Class T	19,952
Class B*	559,957
Class C*	11,295
$ 634,327

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 158,263.23
Class T	614,172.22
Class B	373,554.25
Class C	140,645.20
Institutional Class	303,600.20
	$ 1,590,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

4. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $353.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 2,153,959	$ 2,622,269
Class T	8,618,124	11,938,897
Class B	3,613,736	5,949,059
Class C	1,712,286	2,630,246
Institutional Class	5,024,450	2,611,814
Total	$ 21,122,555	$ 25,752,285
From net realized gain
Class A	$ 674,765	$ 465,596
Class T	2,950,357	2,483,022
Class B	1,694,631	1,550,205
Class C	774,465	695,824
Institutional Class	1,001,332	357,597
Total	$ 7,095,550	$ 5,552,244

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	2,713,631	5,954,963	$ 27,270,230	$ 61,424,786
Reinvestment of distributions	247,225	259,349	2,491,603	2,665,148
Shares redeemed	(2,856,691)	(6,073,729)	(28,743,646)	(62,468,909)
Net increase (decrease)	104,165	140,583	$ 1,018,187	$ 1,621,025
Class T
Shares sold	8,006,772	13,752,553	$ 80,706,660	$ 141,665,954
Reinvestment of distributions	1,082,875	1,299,921	10,906,402	13,348,077
Shares redeemed	(13,698,154)	(20,424,771)	(137,716,143)	(209,811,679)
Net increase (decrease)	(4,608,507)	(5,372,297)	$ (46,103,081)	$ (54,797,648)
Class B
Shares sold	1,730,792	5,724,003	$ 17,269,138	$ 59,070,876
Reinvestment of distributions	412,382	562,238	4,149,653	5,768,256
Shares redeemed	(7,080,700)	(11,112,103)	(71,021,593)	(113,895,988)
Net increase (decrease)	(4,937,526)	(4,825,862)	$ (49,602,802)	$ (49,056,856)
Class C
Shares sold	1,558,016	3,433,368	$ 15,688,387	$ 35,389,290
Reinvestment of distributions	167,985	228,727	1,691,499	2,347,518
Shares redeemed	(3,583,707)	(5,670,985)	(36,063,909)	(58,122,648)
Net increase (decrease)	(1,857,706)	(2,008,890)	$ (18,684,023)	$ (20,385,840)
Institutional Class
Shares sold	16,675,556	6,469,585	$ 167,264,086	$ 66,283,395
Reinvestment of distributions	530,819	244,539	5,319,476	2,497,316
Shares redeemed	(3,884,918)	(2,100,471)	(38,939,542)	(21,450,436)
Net increase (decrease)	13,321,457	4,613,653	$ 133,644,020	$ 47,330,275
Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Government Investment Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Government Investment Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Government Investment Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Government Investment (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Advisor Government Investment. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Government Investment. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

George A. Fischer (43)

Year of Election or Appointment: 2004

Vice President of Advisor Government Investment. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Government Investment. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Government Investment. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Government Investment. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Government Investment. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Government Investment. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Government Investment. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Government Investment. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Government Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Government Investment. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Government Investment. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Government Investment. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Government Investment. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Government Investment. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Government Investment Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Class A	12/06/04	12/03/04	$.02
Class T	12/06/04	12/03/04	$.02
Class B	12/06/04	12/03/04	$.02
Class C	12/06/04	12/03/04	$.02

A total of 40.10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AGOV-UANN-1204
1.784746.101

Fidelity® Advisor

Government Investment

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Distributions	45

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	4.98%	7.05%	7.06%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Government Investment Fund - Institutional Class on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® Government Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tom Silvia, Portfolio Manager of Fidelity® Advisor Government Investment Fund

U.S. investment-grade bonds posted solid returns for the year ending October 31, 2004. It was a volatile period for high-quality debt, which struggled late in 2003 with rising yields and concerns about higher inflation. The asset class bounced back in the first quarter of 2004, as weak economic data and heightened terrorism fears sparked a flight to safety into investment-grade bonds. But those gains were erased early in the second quarter when a strong employment report led many to believe the economy was heating up again and that the Federal Reserve Board would respond by hiking interest rates. While the Fed did raise rates three times before period end, bonds recovered well. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 5.53%. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 6.59% and 5.57%, respectively. Treasuries - the most interest-rate-sensitive bond category - had a 4.97% advance for the year, according to the Lehman Brothers U.S. Treasury Index.

For the 12 months ending October 31, 2004, the fund's Institutional Class shares returned 4.98%. During the same period, the LipperSM General U.S. Government Funds Average returned 4.19% and the Lehman Brothers 75% U.S. Government/25% Mortgage-Backed Securities Index gained 5.02%. Aiding the fund's performance was its overweighting in mortgage securities, which benefited from their higher yields and reduced interest rate sensitivity relative to Treasuries. Higher interest rates slowed home loan refinancing and translated into reduced supply and better pricing for mortgage securities. The fund also benefited from strong security selection within the mortgage sector, particularly its stake in collateralized mortgage obligations. An overweighting in agency securities also boosted returns, as strong demand for higher-yielding alternatives to Treasuries helped boost the sector's performance. Detracting from performance was the decision to avoid Treasury Inflation-Protected Securities, whose performance topped all government bond sectors.

Note to shareholders: William Irving and George Fischer became Co-Managers of Fidelity Advisor Government Investment Fund on November 1, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,037.10	$ 4.51
HypotheticalA	$ 1,000.00	$ 1,020.52	$ 4.48
Class T
Actual	$ 1,000.00	$ 1,035.60	$ 4.91
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 4.89
Class B
Actual	$ 1,000.00	$ 1,032.10	$ 8.38
HypotheticalA	$ 1,000.00	$ 1,016.65	$ 8.35
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,032.90	$ 8.58
HypotheticalA	$ 1,000.00	$ 1,016.45	$ 8.55
Institutional Class
Actual	$ 1,000.00	$ 1,038.20	$ 3.54
HypotheticalA	$ 1,000.00	$ 1,021.49	$ 3.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.88%
Class T	.96%
Class B	1.64%
Class C	1.68%
Institutional Class	.69%

Annual Report

Investment Changes

Coupon Distribution as of October 31, 2004
	% of fund's investments	% of fund's investments 6 months ago
2 - 2.99%	6.9	0.0
3 - 3.99%	6.1	5.0
4 - 4.99%	9.5	4.3
5 - 5.99%	20.1	17.2
6 - 6.99%	31.2	38.1
7 - 7.99%	11.1	12.3
8 - 8.99%	2.4	5.7
9 - 9.99%	0.2	0.2
10 - 10.99%	1.6	1.8
11 - 11.99%	0.0	1.2
12 - 12.99%	1.8	1.8
13 - 13.99%	6.6	6.9
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of October 31, 2004
6 months ago
Years	6.7	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	4.4	4.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Mortgage Securities 6.9%		Mortgage Securities 11.1%
	CMOs and Other Mortgage Related Securities 20.3%		CMOs and Other Mortgage Related Securities 22.3%
	U.S. Treasury Obligations 27.0%		U.S. Treasury Obligations 27.9%
	U.S. Government Agency Obligations 43.6%		U.S. Government Agency Obligations 36.1%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 2.6%
* Futures and Swaps	4.6%	** Futures and Swaps	0.0%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 70.6%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 43.6%
Fannie Mae:
2.375% 12/15/05	$ 15,000,000	$ 14,984,340
4.25% 5/15/09	12,500,000	12,867,588
4.625% 10/15/14	9,500,000	9,575,088
5.125% 1/2/14	15,000,000	15,411,780
5.5% 3/15/11	1,350,000	1,464,052
6% 5/15/08	6,158,000	6,714,979
6.125% 3/15/12	8,050,000	9,044,932
6.25% 2/1/11	4,660,000	5,174,110
6.25% 3/22/12	15,000,000	15,215,835
6.625% 9/15/09	1,620,000	1,833,746
6.625% 11/15/30	18,000,000	21,375,558
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	710,000	737,776
Federal Home Loan Bank 5.8% 9/2/08	17,275,000	18,756,228
Freddie Mac:
3.625% 9/15/08	18,076,000	18,271,745
4.5% 1/15/14	9,250,000	9,301,060
5% 1/30/14	25,000,000	25,177,150
5.2% 3/5/19	15,000,000	14,846,130
5.875% 3/21/11	6,960,000	7,606,194
7% 3/15/10	48,000,000	55,476,910
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	281,523	297,826
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-D, 5.23% 5/15/05	31,275	31,545
Series 1994-A, 7.12% 4/15/06	2,869,740	2,973,252
Series 1994-F, 8.187% 12/15/04	47,468	47,819
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1994-A, 7.39% 6/26/06	1,500,000	1,591,215
Series 1994-B, 7.5% 1/26/06	47,911	50,206
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1996-A1, 6.726% 9/15/10	1,043,478	1,161,037
6.77% 11/15/13	1,209,615	1,351,745
6.99% 5/21/16	4,192,500	4,849,884
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Private Export Funding Corp. secured:
5.34% 3/15/06	$ 4,640,000	$ 4,810,961
5.66% 9/15/11 (a)	2,610,000	2,839,466
5.685% 5/15/12	5,220,000	5,707,517
6.67% 9/15/09	880,000	996,386
Small Business Administration guaranteed development participation certificates Series 2002-20K Class 1, 5.08% 11/1/22	5,533,014	5,721,697
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	8,560,000	8,748,988
6.6% 2/15/08	11,642,428	12,285,253
6.8% 2/15/12	5,000,000	5,638,450
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	2,100,000	2,210,632
5.96% 8/1/09	1,800,000	1,929,258
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	150,000	158,261
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		327,236,599
U.S. Treasury Obligations - 27.0%
U.S. Treasury Bonds:
6.125% 8/15/29	19,000,000	22,434,839
6.25% 8/15/23	13,500,000	15,946,875
8% 11/15/21	11,794,000	16,366,475
10% 5/15/10	11,170,000	11,632,069
12% 8/15/13	10,000,000	13,163,670
13.25% 5/15/14	35,115,000	49,842,723
U.S. Treasury Notes:
2.5% 5/31/06	4,925,000	4,930,964
2.75% 7/31/06	32,000,000	32,148,736
3.125% 5/15/07	18,000,000	18,182,808
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.125% 4/15/09	$ 3,500,000	$ 3,490,568
4.25% 11/15/13	14,750,000	15,049,602
TOTAL U.S. TREASURY OBLIGATIONS		203,189,329
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $520,719,776)		530,425,928
U.S. Government Agency - Mortgage Securities - 6.9%

Fannie Mae - 5.9%
4% 9/1/18	3,346,030	3,292,297
5.5% 12/1/17 to 5/1/18	546,321	566,728
6.5% 2/1/10 to 4/1/33	19,495,387	20,550,566
6.5% 11/18/19 (b)	4,750,000	5,037,969
6.5% 11/1/34 (b)(c)	8,389,993	8,819,980
7% 4/1/26 to 7/1/32	4,472,150	4,756,667
7.5% 3/1/28 to 4/1/29	49,889	53,668
8.5% 9/1/16 to 1/1/17	25,721	28,414
9% 11/1/11 to 5/1/14	383,576	414,015
9.5% 11/1/06 to 5/1/20	289,012	319,479
11.5% 6/15/19	70,938	80,734
12.5% 8/1/15	2,558	2,913
		43,923,430
Freddie Mac - 0.2%
7.5% 3/1/15 to 3/1/16	972,076	1,032,445
8.5% 8/1/09 to 2/1/10	20,298	21,944
9% 10/1/08 to 10/1/20	67,660	73,901
9.5% 5/1/21 to 7/1/21	89,393	100,161
11% 7/1/13 to 5/1/14	120,764	135,001
12.5% 2/1/10 to 6/1/19	41,887	47,211
		1,410,663
Government National Mortgage Association - 0.8%
6.5% 6/20/34	4,820,505	5,086,411
7.5% 9/15/06 to 8/15/29	216,217	225,812
8% 12/15/23	623,673	686,740
9% 9/15/05 to 12/15/09	2,504	2,541
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
10.5% 11/15/17 to 1/20/18	$ 92,411	$ 104,122
13.5% 7/15/11	11,675	13,504
		6,119,130
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $50,819,399)		51,453,223
Collateralized Mortgage Obligations - 20.0%

U.S. Government Agency - 20.0%
Fannie Mae planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	3,890,533	4,133,133
Series 1993-160 Class PK, 6.5% 11/25/22	1,175,302	1,184,834
Series 1993-187 Class L, 6.5% 7/25/23	1,667,008	1,734,931
Series 1994-27 Class PJ, 6.5% 6/25/23	1,850,075	1,890,260
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2001-30 Class PL, 7% 2/25/31	3,366,590	3,444,472
Series 2001-53 Class OH, 6.5% 6/25/30	35,817	35,862
Series 2001-56 Class KD, 6.5% 7/25/30	2,221,173	2,233,759
Series 2002-49 Class KG, 5.5% 8/25/17	6,500,000	6,792,048
Series 2002-55 Class QB, 5.5% 8/25/12	7,685	7,677
Series 2003-73 Class GA, 3.5% 5/25/31	5,951,259	5,805,951
Series 2004-21 Class QE, 4.5% 11/25/32	1,500,000	1,445,199
sequential pay:
Series 2001-46 Class ZG, 6% 9/25/31	7,252,064	7,376,762
Series 2002-63 Class LA, 5.5% 10/25/16	6,427,894	6,587,409
Freddie Mac sequential pay:
Series 2343 Class VD, 7% 8/15/16	5,164,000	5,366,631
Series 2361 Class KB, 6.25% 1/15/28	8,736,183	8,837,922
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 1681 Class PJ, 7% 12/15/23	4,000,000	4,236,107
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 1141 Class G, 9% 9/15/21	226,533	226,389
Series 1671 Class G, 6.5% 8/15/23	8,065,485	8,230,437
Series 1727 Class H, 6.5% 8/15/23	2,600,000	2,663,325
Series 2136 Class PQ, 6.5% 10/15/27	757,862	762,618
Series 2275 Class PM, 6.5% 10/15/29	760,669	764,453
Series 2322 Class HC, 6.5% 3/15/30	988	987
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
planned amortization class: - continued
Series 2368 Class PQ, 6.5% 8/15/30	$ 509,413	$ 511,412
Series 2435 Class GD, 6.5% 2/15/30	319,054	320,505
Series 2473 Class JB, 5.5% 2/15/29	227,906	228,359
Series 2483 Class DC, 5.5% 7/15/14	1,556,976	1,572,130
Series 2543 CLass PM, 5.5% 8/15/18	1,088,800	1,114,355
Series 2587 Class UP, 4% 8/15/25	5,069,286	5,082,531
Series 2707 Class QD, 4.5% 5/15/17	2,625,000	2,623,194
sequential pay:
Series 2285 Class VB, 6.5% 10/15/16	1,785,084	1,794,940
Series 2448 Class VH, 6.5% 5/15/18	4,835,000	4,970,626
Series 2587 Class AD, 4.71% 3/15/33	5,784,746	5,339,676
Series 2750 Class ZT, 5% 2/15/34	889,088	801,833
Series 2831 Class AC, 5% 1/15/18	1,882,602	1,894,027
Series FHR 2809 Class UB, 4% 9/15/17	7,000,000	6,814,048
Series 2568 Class SA, 9.328% 9/15/28 (d)	213,996	215,605
Series 2749 Class MZ, 5% 2/15/24	25,969	25,948
Series 2750 Class CZ, 5% 11/15/32	81,361	81,372
Series 2764 Class ZB, 5% 3/15/33	20,561	20,547
Series 2769 Class BU, 5% 3/15/34	1,762,900	1,762,156
Series 2838:
Class ZA, 5% 8/15/19	6,203,350	6,210,838
Class ZQ, 5% 8/15/19	3,517,913	3,522,159
Series FHR 2762 Class BZ, 5% 3/15/34	561,451	561,630
Series FHR 2781 Class KK, 5.5% 6/15/33	4,325,000	4,310,215
Series FHR 2809 Class WZ, 5% 3/15/34	318,220	318,260
target amortization class Series 2156 Class TC, 6.25% 5/15/29	5,908,920	6,157,147
Ginnie Mae guaranteed REMIC pass thru securities:
planned amortization class:
Series 2001-53 Class TA, 6% 12/20/30	337,609	340,824
Series 2002-19 Class PE, 6% 10/20/30	12,768,999	12,891,919
Series 2002-5 Class PD, 6.5% 5/16/31	5,853,243	6,019,243
sequential pay Series 2000-12 Class B, 7.5% 12/16/28	121,287	121,521
Series 2004-39 Class ZD, 6% 5/16/34	803,219	804,658
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $150,218,002)		150,192,844
Commercial Mortgage Securities - 0.3%
	Principal Amount	Value (Note 1)
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38 (Cost $1,853,633)	$ 1,747,104	$ 1,880,799
Cash Equivalents - 2.6%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.87%, dated 10/29/04 due 11/1/04) (Cost $19,689,000)	$ 19,692,066	19,689,000
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $743,299,810)		753,641,794
NET OTHER ASSETS - (0.4)%		(2,819,614)
NET ASSETS - 100%		$ 750,822,180
Swap Agreements
	Expiration Date	Notional Amount	Value
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.085% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	July 2006	$ 34,000,000	$ 177,245
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,839,466 or 0.4% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Income Tax Information
The fund hereby designates approximately $7,137,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $19,689,000) (cost $743,299,810) - See accompanying schedule		$ 753,641,794
Commitment to sell securities on a delayed delivery basis	$ (4,993,438)
Receivable for securities sold on a delayed delivery basis	4,990,469	(2,969)
Receivable for investments sold, regular delivery		11,818
Cash		705
Receivable for fund shares sold		3,977,429
Interest receivable		9,334,628
Swap agreements, at value		177,245
Total assets		767,140,650

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 13,859,354
Payable for fund shares redeemed	1,590,647
Distributions payable	197,727
Accrued management fee	260,788
Distribution fees payable	210,357
Other affiliated payables	156,539
Other payables and accrued expenses	43,058
Total liabilities		16,318,470

Net Assets		$ 750,822,180
Net Assets consist of:
Paid in capital		$ 739,219,272
Undistributed net investment income		18,120
Accumulated undistributed net realized gain (loss) on investments		1,068,528
Net unrealized appreciation (depreciation) on investments		10,516,260
Net Assets		$ 750,822,180

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($70,407,072 ÷ 6,923,019 shares)	$ 10.17

Maximum offering price per share (100/95.25 of $10.17)	$ 10.68
Class T: Net Asset Value and redemption price per share ($259,149,277 ÷ 25,497,186 shares)	$ 10.16

Maximum offering price per share (100/96.50 of $10.16)	$ 10.53
Class B: Net Asset Value and offering price per share ($127,575,794 ÷ 12,564,868 shares) A	$ 10.15

Class C: Net Asset Value and offering price per share ($62,133,185 ÷ 6,114,785 shares) A	$ 10.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($231,556,852 ÷ 22,891,011 shares)	$ 10.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2004

Investment Income
Interest		$ 28,993,188
Security lending		19,553
Total income		29,012,741

Expenses
Management fee	$ 3,054,830
Transfer agent fees	1,590,234
Distribution fees	2,848,703
Accounting and security lending fees	290,604
Non-interested trustees' compensation	4,299
Custodian fees and expenses	28,894
Registration fees	98,838
Audit	49,652
Legal	6,402
Miscellaneous	11,755
Total expenses before reductions	7,984,211
Expense reductions	(353)	7,983,858
Net investment income		21,028,883
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,792,957
Swap agreements	117,990
Total net realized gain (loss)		2,910,947
Change in net unrealized appreciation (depreciation) on: Investment securities	7,294,562
Swap agreements	177,245
Delayed delivery commitments	(2,969)
Total change in net unrealized appreciation (depreciation)		7,468,838
Net gain (loss)		10,379,785
Net increase (decrease) in net assets resulting from operations		$ 31,408,668

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 21,028,883	$ 25,968,980
Net realized gain (loss)	2,910,947	11,983,727
Change in net unrealized appreciation (depreciation)	7,468,838	(23,381,528)
Net increase (decrease) in net assets resulting from operations	31,408,668	14,571,179
Distributions to shareholders from net investment income	(21,122,555)	(25,752,285)
Distributions to shareholders from net realized gain	(7,095,550)	(5,552,244)
Total distributions	(28,218,105)	(31,304,529)
Share transactions - net increase (decrease)	20,272,301	(75,289,044)
Total increase (decrease) in net assets	23,462,864	(92,022,394)

Net Assets
Beginning of period	727,359,316	819,381,710
End of period (including undistributed net investment income of $18,120 and undistributed net investment income of $66,943, respectively)	$ 750,822,180	$ 727,359,316

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.12	$ 10.33	$ 10.14	$ 9.42	$ 9.31
Income from Investment Operations
Net investment income C	.319	.360	.410 E	.546	.559
Net realized and unrealized gain (loss)	.151	(.144)	.205 E	.730	.115
Total from investment operations	.470	.216	.615	1.276	.674
Distributions from net investment income	(.320)	(.356)	(.425)	(.556)	(.564)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.420)	(.426)	(.425)	(.556)	(.564)
Net asset value, end of period	$ 10.17	$ 10.12	$ 10.33	$ 10.14	$ 9.42
Total Return A, B	4.76%	2.11%	6.31%	13.95%	7.53%
Ratios to Average Net Assets D
Expenses before expense reductions	.88%	.83%	.83%	.87%	.85%
Expenses net of voluntary waivers, if any	.88%	.83%	.83%	.87%	.85%
Expenses net of all reductions	.88%	.83%	.83%	.86%	.85%
Net investment income	3.17%	3.50%	4.11% E	5.61%	6.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,407	$ 69,011	$ 68,973	$ 43,205	$ 15,053
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.11	$ 10.32	$ 10.13	$ 9.41	$ 9.30
Income from Investment Operations
Net investment income C	.311	.350	.398 E	.535	.549
Net realized and unrealized gain (loss)	.150	(.144)	.206 E	.731	.114
Total from investment operations	.461	.206	.604	1.266	.663
Distributions from net investment income	(.311)	(.346)	(.414)	(.546)	(.553)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.411)	(.416)	(.414)	(.546)	(.553)
Net asset value, end of period	$ 10.16	$ 10.11	$ 10.32	$ 10.13	$ 9.41
Total Return A, B	4.67%	2.01%	6.19%	13.86%	7.41%
Ratios to Average Net Assets D
Expenses before expense reductions	.97%	.93%	.94%	.96%	.95%
Expenses net of voluntary waivers, if any	.97%	.93%	.94%	.96%	.95%
Expenses net of all reductions	.97%	.93%	.94%	.96%	.95%
Net investment income	3.08%	3.39%	4.00% E	5.52%	5.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 259,149	$ 304,517	$ 366,209	$ 293,105	$ 182,049
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.31	$ 10.12	$ 9.41	$ 9.30
Income from Investment Operations
Net investment income C	.242	.282	.335 E	.474	.490
Net realized and unrealized gain (loss)	.151	(.144)	.205 E	.720	.114
Total from investment operations	.393	.138	.540	1.194	.604
Distributions from net investment income	(.243)	(.278)	(.350)	(.484)	(.494)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.343)	(.348)	(.350)	(.484)	(.494)
Net asset value, end of period	$ 10.15	$ 10.10	$ 10.31	$ 10.12	$ 9.41
Total Return A, B	3.97%	1.34%	5.52%	13.03%	6.73%
Ratios to Average Net Assets D
Expenses before expense reductions	1.65%	1.59%	1.58%	1.60%	1.59%
Expenses net of voluntary waivers, if any	1.65%	1.59%	1.58%	1.60%	1.59%
Expenses net of all reductions	1.65%	1.59%	1.58%	1.60%	1.59%
Net investment income	2.40%	2.74%	3.36% E	4.88%	5.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,576	$ 176,855	$ 230,244	$ 158,864	$ 77,424
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.11	$ 10.32	$ 10.13	$ 9.41	$ 9.30
Income from Investment Operations
Net investment income C	.238	.275	.327 E	.468	.482
Net realized and unrealized gain (loss)	.150	(.144)	.205 E	.729	.115
Total from investment operations	.388	.131	.532	1.197	.597
Distributions from net investment income	(.238)	(.271)	(.342)	(.477)	(.487)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.338)	(.341)	(.342)	(.477)	(.487)
Net asset value, end of period	$ 10.16	$ 10.11	$ 10.32	$ 10.13	$ 9.41
Total Return A, B	3.92%	1.27%	5.44%	13.05%	6.64%
Ratios to Average Net Assets D
Expenses before expense reductions	1.69%	1.66%	1.66%	1.67%	1.67%
Expenses net of voluntary waivers, if any	1.69%	1.66%	1.66%	1.67%	1.67%
Expenses net of all reductions	1.69%	1.66%	1.66%	1.67%	1.67%
Net investment income	2.36%	2.66%	3.29% E	4.81%	5.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,133	$ 80,620	$ 103,002	$ 87,214	$ 30,133
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.07	$ 10.28	$ 10.09	$ 9.38	$ 9.27
Income from Investment Operations
Net investment income B	.333	.370	.422 D	.560	.572
Net realized and unrealized gain (loss)	.155	(.138)	.207 D	.723	.118
Total from investment operations	.488	.232	.629	1.283	.690
Distributions from net investment income	(.338)	(.372)	(.439)	(.573)	(.580)
Distributions from net realized gain	(.100)	(.070)	-	-	-
Total distributions	(.438)	(.442)	(.439)	(.573)	(.580)
Net asset value, end of period	$ 10.12	$ 10.07	$ 10.28	$ 10.09	$ 9.38
Total Return A	4.98%	2.28%	6.49%	14.11%	7.75%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.68%	.69%	.69%	.66%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.69%	.66%
Expenses net of all reductions	.69%	.68%	.69%	.69%	.66%
Net investment income	3.35%	3.64%	4.26% D	5.79%	6.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 231,557	$ 96,356	$ 50,953	$ 27,782	$ 22,067
Portfolio turnover rate	133%	262%	251%	260%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 12,988,616
Unrealized depreciation	(2,950,866)
Net unrealized appreciation (depreciation)	10,037,750
Undistributed ordinary income	2,459,742
Undistributed long-term capital gain	747,189

Cost for federal income tax purposes	$ 743,604,044

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 21,828,555	$ 25,752,285
Long-term Capital Gains	6,389,550	5,552,244
Total	$ 28,218,105	$ 31,304,529

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Annual Report

3. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 101,835	$ -
Class T	0%	.25%	694,280	1,026
Class B	.65%	.25%	1,334,608	964,308
Class C	.75%	.25%	717,980	79,391
			$ 2,848,703	$ 1,044,725

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 43,123
Class T	19,952
Class B*	559,957
Class C*	11,295
$ 634,327

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 158,263.23
Class T	614,172.22
Class B	373,554.25
Class C	140,645.20
Institutional Class	303,600.20
	$ 1,590,234

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

4. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $353.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 2,153,959	$ 2,622,269
Class T	8,618,124	11,938,897
Class B	3,613,736	5,949,059
Class C	1,712,286	2,630,246
Institutional Class	5,024,450	2,611,814
Total	$ 21,122,555	$ 25,752,285
From net realized gain
Class A	$ 674,765	$ 465,596
Class T	2,950,357	2,483,022
Class B	1,694,631	1,550,205
Class C	774,465	695,824
Institutional Class	1,001,332	357,597
Total	$ 7,095,550	$ 5,552,244

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	2,713,631	5,954,963	$ 27,270,230	$ 61,424,786
Reinvestment of distributions	247,225	259,349	2,491,603	2,665,148
Shares redeemed	(2,856,691)	(6,073,729)	(28,743,646)	(62,468,909)
Net increase (decrease)	104,165	140,583	$ 1,018,187	$ 1,621,025
Class T
Shares sold	8,006,772	13,752,553	$ 80,706,660	$ 141,665,954
Reinvestment of distributions	1,082,875	1,299,921	10,906,402	13,348,077
Shares redeemed	(13,698,154)	(20,424,771)	(137,716,143)	(209,811,679)
Net increase (decrease)	(4,608,507)	(5,372,297)	$ (46,103,081)	$ (54,797,648)
Class B
Shares sold	1,730,792	5,724,003	$ 17,269,138	$ 59,070,876
Reinvestment of distributions	412,382	562,238	4,149,653	5,768,256
Shares redeemed	(7,080,700)	(11,112,103)	(71,021,593)	(113,895,988)
Net increase (decrease)	(4,937,526)	(4,825,862)	$ (49,602,802)	$ (49,056,856)
Class C
Shares sold	1,558,016	3,433,368	$ 15,688,387	$ 35,389,290
Reinvestment of distributions	167,985	228,727	1,691,499	2,347,518
Shares redeemed	(3,583,707)	(5,670,985)	(36,063,909)	(58,122,648)
Net increase (decrease)	(1,857,706)	(2,008,890)	$ (18,684,023)	$ (20,385,840)
Institutional Class
Shares sold	16,675,556	6,469,585	$ 167,264,086	$ 66,283,395
Reinvestment of distributions	530,819	244,539	5,319,476	2,497,316
Shares redeemed	(3,884,918)	(2,100,471)	(38,939,542)	(21,450,436)
Net increase (decrease)	13,321,457	4,613,653	$ 133,644,020	$ 47,330,275

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Government Investment Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Government Investment Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Government Investment Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Government Investment (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Advisor Government Investment. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Government Investment. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

George A. Fischer (43)

Year of Election or Appointment: 2004

Vice President of Advisor Government Investment. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Government Investment. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Government Investment. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Government Investment. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Government Investment. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Government Investment. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Government Investment. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Government Investment. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Government Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Government Investment. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Government Investment. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Government Investment. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Government Investment. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Government Investment. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Government Investment Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Institutional Class	12/06/04	12/03/04	$.02

A total of 40.10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AGOVI-UANN-1204
1.784747.101

Fidelity® Advisor

Short Fixed-Income

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge) A	1.02%	4.98%	5.16%
Class T (incl. 1.50% sales charge)	1.05%	4.97%	5.17%
Class B (incl. contingent deferred sales charge) B	-1.23%	4.43%	4.73%
Class C (incl. contingent deferred sales charge) C	0.86%	4.42%	4.73%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee.

B Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on October 9, 2002. Returns between November 3, 1997 and October 9, 2002 are those of Class C, and reflect a 1.00% 12b-1 fee. Class B returns prior to November 3, 1997 are those of Class T which has a 12b-1 fee of 0.15%. If Class B's 12b-1 fee had been reflected, returns from November 3, 1997 through October 9, 2002 would have been higher and returns prior to November 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 3%, 0%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed-Income Fund - Class T on October 31, 1994, and the current 1.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® 1-3 Year Government/Credit Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Advisor Short Fixed-Income Fund

U.S. investment-grade bonds posted solid returns for the year ending October 31, 2004. It was a volatile period for high-quality debt, which struggled late in 2003 with rising yields and concerns about higher inflation. The asset class bounced back in the first quarter of 2004, as weak economic data and heightened terrorism fears sparked a flight to safety into investment-grade bonds. But those gains were erased early in the second quarter when a strong employment report led many to believe the economy was heating up again and that the Federal Reserve Board would respond by hiking interest rates. While the Fed did raise rates three times before period end, bonds recovered well. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 5.53%. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 6.59% and 5.57%, respectively. Treasuries - the most interest-rate-sensitive bond category - had a 4.97% advance for the year, according to the Lehman Brothers U.S. Treasury Index.

For the 12 months that ended October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 2.56%, 2.59%, 1.77% and 1.86%, respectively. Over this same period, the Lehman Brothers 1-3 Year Government/Credit Bond Index returned 2.20%, while the LipperSM Short Investment Grade Debt Funds Average returned 1.89%. The fund benefited from its non-index allocations, which included home equity asset-backed securities and higher-coupon mortgage bonds. Corporate bonds continued to do well, helping absolute returns. The fund, however, was underweighted in the corporate sector, which hampered returns relative to the Lehman Brothers index. During the second half of the period, the fund benefited from its more distributed positioning. Unlike the index, which is concentrated in bonds with one- to three-year maturities, the fund also owned bonds with maturities of less than one year and more than three years. While the fund's interest rate sensitivity remained in line with the benchmark's, its more distributed structure gave it an advantage as longer-term yields declined and short-term yields rose sharply during the summer.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,016.40	$ 4.51**
HypotheticalA	$ 1,000.00	$ 1,020.47	$ 4.53**
Class T
Actual	$ 1,000.00	$ 1,015.60	$ 4.21**
HypotheticalA	$ 1,000.00	$ 1,020.78	$ 4.22**
Class B
Actual	$ 1,000.00	$ 1,011.50	$ 8.24
HypotheticalA	$ 1,000.00	$ 1,016.70	$ 8.30
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,012.50	$ 8.30**
HypotheticalA	$ 1,000.00	$ 1,016.65	$ 8.35**
Institutional Class
Actual	$ 1,000.00	$ 1,016.50	$ 3.24**
HypotheticalA	$ 1,000.00	$ 1,021.74	$ 3.26**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.89%
Class T	.83%
Class B	1.63%
Class C	1.64%
Institutional Class	.64%

** If fees effective January 1, 2005 had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A
Actual	0.91%	$ 4.61
HypotheticalA		$ 4.63
Class T
Actual	0.85%	$ 4.31
HypotheticalA		$ 4.33
Class C
Actual	1.66%	$ 8.40
HypotheticalA		$8.45
Institutional Class
Actual	0.66%	$3.35
HypotheticalA		$ 3.36

A 5% return per year before expenses

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
U.S.Government and U.S. Government Agency Obligations 35.8%	U.S.Government and U.S. Government Agency Obligations 26.3%
AAA 22.6%	AAA 24.3%
AA 6.0%	AA 5.5%
A 14.9%	A 15.6%
BBB 17.1%	BBB 15.8%
BB and Below 0.6%	BB and Below 1.2%
Not Rated 2.2%	Not Rated 1.1%
Short-Term Investments and Net Other Assets 0.8%	Short-Term Investments and Net Other Assets 10.2%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of October 31, 2004
6 months ago
Years	2.6	2.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	2.0	1.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2004*	As of April 30, 2004**
Corporate Bonds 20.5%	Corporate Bonds 22.0%
U.S. Government and U.S. Government Agency Obligations 35.8%	U.S. Government and U.S. Government Agency Obligations 26.3%
Asset-Backed Securities 24.9%	Asset-Backed Securities 26.2%
CMOs and Other Mortgage Related Securities 17.7%	CMOs and Other Mortgage Related Securities 15.0%
Other Investments 0.3%	Other Investments 0.3%
Short-Term Investments and Net Other Assets 0.8%	Short-Term Investments and Net Other Assets 10.2%

* Foreign investments	5.8%	** Foreign investments	4.7%
* Futures and Swaps	14.8%	** Futures and Swaps	19.4%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 20.0%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.8%
Auto Components - 0.5%
DaimlerChrysler NA Holding Corp.:
2.34% 5/24/06 (f)	$ 2,800,000	$ 2,814,487
4.05% 6/4/08	650,000	654,383
4.75% 1/15/08	3,250,000	3,348,348
		6,817,218
Media - 2.3%
AOL Time Warner, Inc. 6.15% 5/1/07	1,825,000	1,952,182
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,350,000	2,528,647
Continental Cablevision, Inc.:
8.3% 5/15/06	3,200,000	3,444,048
9% 9/1/08	1,400,000	1,647,117
Cox Communications, Inc.:
6.4% 8/1/08	795,000	854,956
6.875% 6/15/05	2,025,000	2,073,367
7.75% 8/15/06	2,600,000	2,803,219
Liberty Media Corp. 3.38% 9/17/06 (f)	6,150,000	6,219,864
News America, Inc. 6.625% 1/9/08	3,000,000	3,283,161
TCI Communications, Inc. 8% 8/1/05	3,610,000	3,748,158
Univision Communications, Inc.:
3.5% 10/15/07	535,000	532,851
3.875% 10/15/08	585,000	584,882
		29,672,452
Specialty Retail - 0.0%
Boise Cascade Corp. 7.5% 2/1/08	525,000	585,916
TOTAL CONSUMER DISCRETIONARY		37,075,586
CONSUMER STAPLES - 0.6%
Food Products - 0.3%
Kraft Foods, Inc. 5.25% 6/1/07	3,265,000	3,420,006
Tobacco - 0.3%
Altria Group, Inc. 5.625% 11/4/08	2,000,000	2,045,256
Philip Morris Companies, Inc. 6.375% 2/1/06	2,000,000	2,064,552
		4,109,808
TOTAL CONSUMER STAPLES		7,529,814
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - 1.1%
Energy Equipment & Services - 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	$ 1,335,000	$ 1,311,895
Oil & Gas - 1.0%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (b)	1,865,000	1,905,515
Enterprise Products Operating LP:
4% 10/15/07 (b)	1,375,000	1,385,830
4.625% 10/15/09 (b)	500,000	505,152
Kerr-McGee Corp. 5.375% 4/15/05	1,375,000	1,391,457
Kinder Morgan Energy Partners LP 5.35% 8/15/07	1,400,000	1,467,627
Pemex Project Funding Master Trust:
3.54% 1/7/05 (b)(f)	1,700,000	1,713,600
6.125% 8/15/08	4,535,000	4,807,100
		13,176,281
TOTAL ENERGY		14,488,176
FINANCIALS - 8.6%
Capital Markets - 1.0%
ABN-AMRO Bank NV, Chicago 7.25% 5/31/05	610,000	626,239
Bank of New York Co., Inc.:
3.4% 3/15/13 (f)	2,750,000	2,700,965
4.25% 9/4/12 (f)	1,285,000	1,301,388
Goldman Sachs Group LP 7.2% 11/1/06 (b)	500,000	538,607
Goldman Sachs Group, Inc. 4.125% 1/15/08	2,995,000	3,063,738
Lehman Brothers Holdings, Inc.:
4% 1/22/08	300,000	305,497
6.25% 5/15/06	2,795,000	2,936,338
6.625% 2/5/06	120,000	125,762
Merrill Lynch & Co., Inc. 3.7% 4/21/08	1,400,000	1,410,280
		13,008,814
Commercial Banks - 0.8%
Australia & New Zealand Banking Group Ltd. yankee 7.55% 9/15/06	405,000	436,700
Bank of America Corp.:
3.875% 1/15/08	275,000	279,564
7.125% 9/15/06	1,750,000	1,885,380
Corporacion Andina de Fomento yankee 7.25% 3/1/07	965,000	1,038,675
First National Boston Corp. 7.375% 9/15/06	1,145,000	1,237,949
Korea Development Bank:
3.875% 3/2/09	2,700,000	2,700,421
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Korea Development Bank: - continued
4.75% 7/20/09	$ 1,500,000	$ 1,549,766
Mellon Bank NA, Pittsburgh 6.5% 8/1/05	2,000,000	2,052,920
		11,181,375
Consumer Finance - 2.7%
American General Finance Corp. 4.5% 11/15/07	1,115,000	1,148,979
Ford Motor Credit Co.:
6.5% 1/25/07	7,815,000	8,210,861
6.875% 2/1/06	5,800,000	6,030,121
General Motors Acceptance Corp.:
3.08% 9/23/08 (f)	1,500,000	1,483,434
5.625% 5/15/09	4,900,000	4,947,971
6.125% 9/15/06	2,585,000	2,683,039
6.125% 2/1/07	400,000	416,412
6.75% 1/15/06	3,322,000	3,438,044
Household Finance Corp.:
4.125% 12/15/08	705,000	715,681
4.75% 5/15/09	1,563,000	1,622,020
6.4% 6/17/08	2,070,000	2,266,905
Household International, Inc. 8.875% 2/15/08	2,025,000	2,174,579
		35,138,046
Diversified Financial Services - 1.0%
Citigroup, Inc. 6.75% 12/1/05	4,100,000	4,279,043
Duke Capital LLC 4.331% 11/16/06	2,930,000	2,983,689
J.P. Morgan & Co., Inc. 6.25% 1/15/09	1,075,000	1,174,569
J.P. Morgan Chase & Co. 5.625% 8/15/06	3,350,000	3,506,348
Prime Property Funding II 6.25% 5/15/07 (b)	1,000,000	1,069,732
		13,013,381
Insurance - 0.5%
Allstate Corp. 7.875% 5/1/05	535,000	549,062
Marsh & McLennan Companies, Inc. 5.375% 3/15/07	2,101,000	2,148,134
MetLife, Inc. 3.911% 5/15/05	2,750,000	2,771,940
Travelers Property Casualty Corp. 3.75% 3/15/08	530,000	527,528
		5,996,664
Real Estate - 2.1%
AMB Property LP 7.2% 12/15/05	1,000,000	1,047,265
Arden Realty LP 8.875% 3/1/05	2,045,000	2,086,004
AvalonBay Communities, Inc. 5% 8/1/07	915,000	950,417
BRE Properties, Inc. 5.95% 3/15/07	575,000	606,576
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Camden Property Trust 5.875% 6/1/07	$ 580,000	$ 614,816
CarrAmerica Realty Corp. 5.25% 11/30/07	1,745,000	1,820,972
CenterPoint Properties Trust 6.75% 4/1/05	470,000	477,343
Duke Realty LP 6.875% 3/15/05	1,200,000	1,219,064
EOP Operating LP:
6.625% 2/15/05	500,000	505,809
6.763% 6/15/07	1,625,000	1,753,551
7.75% 11/15/07	1,650,000	1,844,829
8.375% 3/15/06	1,500,000	1,606,295
Gables Realty LP:
5.75% 7/15/07	2,720,000	2,851,305
7.25% 2/15/06	2,200,000	2,304,245
Merry Land & Investment Co., Inc. 7.25% 6/15/05	600,000	616,254
Simon Property Group LP:
4.875% 8/15/10 (b)	2,460,000	2,508,364
6.875% 11/15/06	3,785,000	4,055,692
		26,868,801
Thrifts & Mortgage Finance - 0.5%
Abbey National PLC 6.69% 10/17/05	200,000	206,867
Countrywide Home Loans, Inc.:
2.28% 6/2/06 (f)	1,250,000	1,255,270
5.5% 8/1/06	1,290,000	1,343,602
5.625% 5/15/07	745,000	785,094
Washington Mutual, Inc.:
4.375% 1/15/08	700,000	718,277
5.625% 1/15/07	2,000,000	2,103,786
		6,412,896
TOTAL FINANCIALS		111,619,977
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. 4.079% 11/16/06	2,900,000	2,951,388
Air Freight & Logistics - 0.0%
Federal Express Corp. pass thru trust certificates 7.53% 9/23/06	457,528	471,478
Airlines - 0.1%
Delta Air Lines, Inc. pass thru trust certificates 7.379% 5/18/10	800,665	764,635
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.1%
Boise Cascade Office Products Corp. 7.05% 5/15/05	$ 1,100,000	$ 1,126,403
Industrial Conglomerates - 0.3%
Tyco International Group SA yankee 5.8% 8/1/06	3,360,000	3,518,740
TOTAL INDUSTRIALS		8,832,644
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.5%
Motorola, Inc. 4.608% 11/16/07	6,000,000	6,178,236
MATERIALS - 0.6%
Containers & Packaging - 0.1%
Sealed Air Corp. 6.95% 5/15/09 (b)	855,000	946,913
Paper & Forest Products - 0.5%
Boise Cascade Corp.:
7.43% 10/10/05	1,540,000	1,602,422
8% 2/24/06	745,000	788,080
International Paper Co. 4.25% 1/15/09	435,000	438,977
Weyerhaeuser Co. 5.95% 11/1/08	3,245,000	3,511,272
		6,340,751
TOTAL MATERIALS		7,287,664
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
BellSouth Corp. 4.2% 9/15/09	1,775,000	1,792,051
British Telecommunications PLC 7.875% 12/15/05	4,775,000	5,044,038
Deutsche Telekom International Finance BV:
3.875% 7/22/08	2,425,000	2,443,711
8.25% 6/15/05	5,140,000	5,316,215
France Telecom SA 7.95% 3/1/06 (a)	3,160,000	3,361,744
Koninklijke KPN NV yankee 8% 10/1/10	2,850,000	3,410,718
Sprint Capital Corp. 6% 1/15/07	3,240,000	3,426,106
Telecom Italia Capital 4% 11/15/08	3,100,000	3,120,640
Telefonica Europe BV 7.35% 9/15/05	180,000	187,367
TELUS Corp. yankee 7.5% 6/1/07	2,920,000	3,208,426
Verizon Global Funding Corp.:
4% 1/15/08	1,250,000	1,272,129
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon Global Funding Corp.: - continued
6.125% 6/15/07	$ 2,140,000	$ 2,294,720
7.25% 12/1/10	2,500,000	2,916,098
		37,793,963
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	3,925,000	3,862,946
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,000,000	1,059,194
7.5% 5/1/07	1,590,000	1,752,663
Vodafone Group PLC 7.625% 2/15/05	1,800,000	1,826,586
		8,501,389
TOTAL TELECOMMUNICATION SERVICES		46,295,352
UTILITIES - 1.6%
Electric Utilities - 1.4%
DTE Energy Co. 6.45% 6/1/06	1,510,000	1,586,208
Duke Capital LLC:
4.302% 5/18/06	840,000	854,440
4.37% 3/1/09	2,045,000	2,073,585
FirstEnergy Corp. 5.5% 11/15/06	5,095,000	5,301,490
FPL Group Capital, Inc. 3.25% 4/11/06	705,000	709,793
MidAmerican Energy Holdings, Inc. 4.625% 10/1/07	705,000	722,409
Monongahela Power Co. 5% 10/1/06	2,015,000	2,068,690
Pacific Gas & Electric Co. 2.72% 4/3/06 (f)	1,069,000	1,070,313
Progress Energy, Inc. 6.75% 3/1/06	3,000,000	3,145,845
Southwestern Public Service Co. 5.125% 11/1/06	650,000	675,023
		18,207,796
Gas Utilities - 0.2%
Consolidated Natural Gas Co. 7.375% 4/1/05	1,100,000	1,121,463
NiSource Finance Corp. 3.2% 11/1/06	1,085,000	1,083,529
		2,204,992
TOTAL UTILITIES		20,412,788
TOTAL NONCONVERTIBLE BONDS (Cost $255,650,722)		259,720,237
U.S. Government and Government Agency Obligations - 24.3%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 17.1%
Fannie Mae:
0% 11/17/04 (d)	$ 1,600,000	$ 1,598,778
2.375% 12/15/05	23,285,000	23,260,690
3.125% 12/15/07	13,000,000	12,999,103
6% 5/15/08	43,574,000	47,515,181
Freddie Mac:
2.7% 3/16/07	18,000,000	17,916,804
2.75% 10/15/06	76,422,000	76,369,793
2.85% 2/23/07	15,000,000	14,924,460
2.875% 12/15/06	28,440,000	28,465,340
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		223,050,149
U.S. Treasury Obligations - 7.2%
U.S. Treasury Bonds:
10% 5/15/10	5,021,000	5,228,704
11.75% 2/15/10	1,625,000	1,669,181
12% 8/15/13	17,526,000	23,070,648
U.S. Treasury Notes:
1.625% 2/28/06	22,953,000	22,740,501
2.375% 8/31/06	18,020,000	17,977,058
3.5% 11/15/06	185,000	188,404
4.375% 5/15/07	21,470,000	22,346,405
TOTAL U.S. TREASURY OBLIGATIONS		93,220,901
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $316,065,850)		316,271,050
U.S. Government Agency - Mortgage Securities - 6.0%

Fannie Mae - 4.7%
4.5% 11/1/19 (c)	19,500,000	19,536,563
5.5% 8/1/14 to 6/1/19	19,504,447	20,233,012
6.5% 2/1/08 to 1/1/33	16,382,140	17,377,430
7% 1/1/11 to 6/1/32	2,300,198	2,444,511
7% 10/1/19 (c)	766,744	813,707
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
7.5% 5/1/12 to 10/1/14	$ 265,231	$ 282,085
11.5% 11/1/15	106,153	121,080
TOTAL FANNIE MAE		60,808,388
Freddie Mac - 1.2%
4% 11/1/19 (c)	15,000,000	14,732,813
8.5% 5/1/26 to 7/1/28	347,022	382,416
12% 11/1/19	19,657	22,239
TOTAL FREDDIE MAC		15,137,468
Government National Mortgage Association - 0.1%
7% 1/15/25 to 6/15/32	1,877,454	2,005,659
7% 11/1/34 (c)	102,476	109,329
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		2,114,988
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $77,501,053)		78,060,844
Asset-Backed Securities - 21.0%

Accredited Mortgage Loan Trust:
Series 2003-2 Class A1, 4.23% 10/25/33	1,785,303	1,774,752
Series 2003-3 Class A1, 4.46% 1/25/34	1,728,808	1,730,961
Series 2004-2 Class A2, 2.2325% 7/25/34 (f)	2,200,907	2,200,806
Series 2004-3:
Class 2M3, 3.0525% 10/25/34 (f)	435,000	435,228
Class 2M4, 3.2825% 10/25/34 (f)	185,000	185,173
ACE Securities Corp.:
Series 2002-HE1, Class A 2.2725% 6/25/32 (f)	210,064	210,346
Series 2002-HE2 Class A2A, 2.3625% 8/25/32 (f)	45,465	45,485
Series 2003-HE1:
Class A2, 2.3425% 11/25/33 (f)	1,726,729	1,729,698
Class M1, 2.5825% 11/25/33 (f)	430,000	431,690
Class M2, 3.6325% 11/25/33 (f)	270,000	274,643
Series 2003-NC1 Class A2A, 2.3525% 7/25/33 (f)	2,105,503	2,110,521
Series 2004-HE1 Class A2B, 2.3825% 2/25/34 (f)	1,420,000	1,420,313
American Express Credit Account Master Trust Series 2004-C Class C, 2.37% 2/15/12 (b)(f)	3,300,000	3,299,793
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
AmeriCredit Automobile Receivables Trust:
Series 2001-B Class A4, 5.37% 6/12/08	$ 1,621,246	$ 1,644,941
Series 2003-CF Class A4, 3.48% 5/6/10	1,810,000	1,827,764
Series 2004-1:
Class A3, 3.22% 7/6/08	870,000	873,379
Class B, 3.7% 1/6/09	150,000	150,987
Class C, 4.22% 7/6/09	155,000	156,839
Class D, 5.07% 7/6/10	1,105,000	1,122,226
Series 2004-CA Class A4, 3.61% 5/6/11	630,000	634,595
Ameriquest Mortgage Securities, Inc.:
Series 2002-AR1 Class M1, 2.6425% 9/25/32 (f)	1,100,000	1,102,754
Series 2003-3 Class S, 5% 9/25/05 (h)	2,376,596	67,590
Series 2003-7 Class M1, 2.7825% 8/25/33 (f)	625,000	630,679
Series 2004-R10 Class M1, 2.54% 11/25/34 (f)	1,370,000	1,370,000
Series 2004-R11 Class M1, 0% 11/27/34 (c)(f)	2,040,000	2,040,000
Series 2004-R9:
Class A3, 2.2525% 10/25/34 (f)	2,140,000	2,139,251
Class M2, 2.5825% 10/25/34 (f)	1,515,000	1,513,442
Class M4, 3.1025% 10/25/34 (f)	1,945,000	1,945,064
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 2.2625% 6/25/32 (f)	464,197	464,154
Series 2002-BC7 Class M1, 2.7325% 10/25/32 (f)	1,100,000	1,101,032
Argent Securities, Inc.:
Series 2003-W3:
Class AV1B, 2.3825% 9/25/33 (f)	219,123	219,708
Class AV2, 2.3325% 9/25/33 (f)	213,219	213,553
Class M2, 3.7325% 9/25/33 (f)	3,100,000	3,184,228
Series 2003-W6 Class AV2, 2.3025% 1/25/34 (f)	2,215,290	2,217,207
Series 2003-W7:
Class A2, 2.3225% 3/1/34 (f)	2,008,048	2,012,383
Class M1, 2.6225% 3/1/34 (f)	2,500,000	2,512,711
Series 2003-W9 Class M1, 2.6225% 3/25/34 (f)	1,800,000	1,809,484
Series 2004-W5 Class M1, 2.5325% 4/25/34 (f)	830,000	831,173
Asset Backed Funding Certificates Series 2004-HE1 Class M2, 3.0825% 1/25/34 (f)	485,000	484,977
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2001-HE3 Class A1, 2.14% 11/15/31 (f)	195,832	195,993
Series 2002-HE3 Class 2A, 2.27% 10/15/32 (f)	84,423	84,488
Series 2003-HE2 Class A2, 2.25% 4/15/33 (f)	969,258	970,508
Series 2003-HE3 Class A2, 2.22% 6/15/33 (f)	186,808	186,863
Series 2003-HE4 Class A3, 2.09% 8/15/33 (f)	413,204	413,355
Series 2003-HE5 Class A2B, 4% 8/15/33	458,622	457,240
Series 2003-HE7 Class A3, 2.23% 12/15/33 (f)	1,748,351	1,749,609
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2004-HE3 Class M2, 3.0525% 6/25/34 (f)	$ 700,000	$ 700,226
Series 2004-HE6 Class A2, 2.2925% 6/25/34 (f)	5,642,952	5,642,694
Associates Automobile Receivables Trust Series 2000-1 Class B, 7.83% 8/15/07	1,162,400	1,168,397
Bank One Issuance Trust:
Series 2002-B2 Class B2, 2.21% 5/15/08 (f)	1,100,000	1,101,970
Series 2002-C2 Class C2, 2.86% 5/15/08 (f)	7,345,000	7,382,734
Bayview Financial Acquisition Trust Series 2004-C Class A1, 2.3788% 5/28/44 (f)	2,749,875	2,749,338
Bayview Financial Asset Trust Series 2000-F Class A, 2.4588% 9/28/43 (f)	2,295,155	2,299,817
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 2.4088% 2/28/44 (f)	1,674,475	1,675,914
Bear Stearns Asset Backed Securities I:
Series 2004-BO1:
Class M2, 2.69% 9/25/34 (f)	794,000	794,000
Class M3, 3% 9/25/34 (f)	540,000	540,000
Class M4, 3.15% 9/25/34 (f)	460,000	460,000
Class M5, 3.35% 9/25/34 (f)	435,000	435,000
Series 2004-HE8:
Class M1, 2.5825% 9/25/34 (f)	1,800,000	1,799,915
Class M2, 3.1325% 9/25/34 (f)	890,000	889,092
BMW Vehicle Owner Trust Series 2002-A Class A3, 3.8% 5/25/06	81,148	81,260
Capital Auto Receivables Asset Trust:
Series 2002-4, Class CTFS, 2.62% 3/17/08	957,727	957,071
Series 2002-5 Class B, 2.8% 4/15/08	886,644	887,432
Capital One Auto Finance Trust Series 2002-A Class A4, 4.79% 1/15/09	1,900,000	1,933,545
Capital One Master Trust:
Series 1999-3 Class B, 2.35% 9/15/09 (f)	1,000,000	1,000,958
Series 2001-1 Class B, 2.38% 12/15/10 (f)	1,700,000	1,711,374
Series 2001-8A Class A, 4.6% 8/17/09	1,390,000	1,433,292
Series 2002-3A Class B, 4.55% 2/15/08	2,250,000	2,263,822
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 2.55% 7/15/08 (f)	2,250,000	2,257,995
Series 2003-B1 Class B1, 3.04% 2/17/09 (f)	5,715,000	5,791,415
Capital Trust Ltd. Series 2004-1:
Class A2, 2.36% 7/20/39 (b)(f)	645,000	645,000
Class B, 2.66% 7/20/39 (b)(f)	340,000	340,000
Class C, 3.01% 7/20/39 (b)(f)	435,000	435,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
CDC Mortgage Capital Trust:
Series 2001-HE1 Class A, 2.2725% 1/25/32 (f)	$ 8,783	$ 8,783
Series 2002-HE2:
Class A, 2.2225% 1/25/33 (f)	109,759	109,826
Class M1, 2.6325% 1/25/33 (f)	899,998	904,861
Chase Credit Card Master Trust Series 2003-6 Class B, 2.22% 2/15/11 (f)	2,150,000	2,163,376
Chase Credit Card Owner Trust:
Series 2002-2 Class C, 2.77% 7/16/07 (f)	2,785,000	2,791,283
Series 2004-1 Class B, 2.07% 5/15/09 (f)	875,000	874,945
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 2.72% 10/15/07 (f)	3,000,000	3,007,225
Series 2002-C1 Class C1, 2.7% 2/9/09 (f)	3,000,000	3,038,212
Series 2003-C1 Class C1, 3.14% 4/7/10 (f)	2,600,000	2,657,895
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 2.3425% 12/25/33 (b)(f)	2,186,485	2,186,643
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class M2, 3.9325% 9/25/32 (f)	2,410,000	2,472,189
Series 2004-2:
Class 3A4, 2.1825% 7/25/34 (f)	1,715,000	1,714,921
Class M1, 2.4325% 5/25/34 (f)	1,075,000	1,074,950
Series 2004-3 Class 3A4, 2.1825% 8/25/34 (f)	2,590,000	2,573,512
Series 2004-4:
Class A, 2.3025% 8/25/34 (f)	970,436	970,024
Class M1, 2.4125% 7/25/34 (f)	775,000	774,680
Class M2, 2.4625% 6/25/34 (f)	920,000	919,629
CS First Boston Mortgage Securities Corp. Series 2004-FRE1:
Class A2, 2.2825% 4/25/34 (f)	1,531,129	1,531,059
Class B1, 3.7325% 4/25/34 (f)	1,295,000	1,294,937
Class M3, 2.5825% 4/25/34 (f)	1,315,000	1,314,938
Discover Card Master Trust I Series 2003-4 Class B1, 2.2% 5/16/11 (f)	1,775,000	1,781,269
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5:
Class AB1, 2.1825% 5/28/35 (f)	3,628,547	3,806,008
Class AB3, 2.3245% 5/28/35 (f)	3,200,835	3,229,843
Class AB8, 2.2825% 5/28/35 (f)	3,275,400	3,473,236
First USA Secured Note Trust Series 2001-3 Class C, 2.94% 11/19/08 (b)(f)	2,645,000	2,663,598
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 2.3825% 2/25/34 (f)	150,000	149,993
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Fremont Home Loan Trust: - continued
Class M2, 2.4325% 2/25/34 (f)	$ 150,000	$ 149,993
Series 2004-A Class M2, 3.0825% 1/25/34 (f)	1,100,000	1,099,948
Series 2004-C:
Class M1, 2.5825% 8/25/34 (f)	1,120,000	1,120,000
Class M3, 3.0825% 8/25/34 (f)	3,000,000	3,000,000
Greenpoint Credit LLC Series 2001-1 Class 1A, 2.1513% 4/20/32 (f)	1,079,917	1,075,650
GS Mortgage Securities Corp.:
Series 2003-HE1 Class M2, 3.7113% 6/20/33 (f)	1,810,000	1,842,183
Series 2003-HE2 Class M1, 2.5825% 8/25/33 (f)	650,000	652,657
5.5% 11/25/32 (b)	613,244	612,631
GSAMP Trust Series 2002-NC1 Class A2, 2.2525% 7/25/32 (f)	192,611	193,420
Harwood Street Funding I LLC Series 2004-1A Class CTFS, 3.7575% 9/20/09 (b)(f)	4,400,000	4,400,000
Home Equity Asset Trust:
Series 2002-2 Class A4, 2.2825% 6/25/32 (f)	389,368	389,547
Series 2002-4 Class M2, 3.9825% 3/25/33 (f)	400,000	405,594
Series 2002-5 Class A3, 2.4525% 5/25/33 (f)	1,027,636	1,032,430
Series 2003-3 Class A4, 2.3925% 2/25/33 (f)	779,301	781,681
Series 2003-5 Class A2, 2.2825% 12/25/33 (f)	2,147,769	2,149,220
Series 2003-7 Class A2, 2.3125% 3/25/34 (f)	2,307,765	2,310,407
Series 2003-8 Class M1, 2.6525% 4/25/34 (f)	845,000	848,683
Series 2004-1 Class M2, 3.1325% 6/25/34 (f)	655,000	656,118
Series 2004-2 Class A2, 2.2225% 7/25/34 (f)	1,435,055	1,434,995
Series 2004-3:
Class M1, 2.5025% 8/25/34 (f)	425,000	424,980
Class M2, 3.1325% 8/25/34 (f)	465,000	464,978
Class M3, 3.3825% 8/25/34 (f)	200,000	199,990
Series 2004-6 Class A2, 2.2825% 12/25/34 (f)	3,935,142	3,928,854
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (b)	29,153	29,226
Series 2003-2N Class A, 8% 9/27/33 (b)	122,785	123,399
Series 2003-3N Class A, 8% 9/27/33 (b)	125,831	126,775
Series 2003-5N Class A, 7.5% 1/27/34 (b)	60,728	61,031
Household Automotive Trust Series 2004-1 Class A4, 3.93% 7/18/11	1,170,000	1,185,175
Household Home Equity Loan Trust:
Series 2002-3 Class A, 2.36% 7/20/32 (f)	487,238	487,430
Series 2003-2 Class M, 2.49% 9/20/33 (f)	507,666	509,079
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Household Mortgage Loan Trust:
Series 2003-HC2:
Class A2, 2.24% 6/20/33 (f)	$ 1,260,040	$ 1,262,308
Class M, 2.51% 6/20/33 (f)	1,054,776	1,055,758
Series 2004-HC1 Class A, 2.1613% 2/20/34 (f)	2,043,640	2,043,030
Household Private Label Credit Card Master Note Trust I:
Series 2002-2 Class B, 2.42% 1/18/11 (f)	1,000,000	1,006,964
Series 2002-3 Class B, 3.12% 9/15/09 (f)	1,215,000	1,226,117
MASTR Asset Backed Securities Trust Series 2004-FRE1 Class M1, 2.4825% 7/25/34 (f)	1,146,000	1,145,937
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 2.245% 10/15/08 (f)	1,350,000	1,353,129
Series 2001-B2 Class B2, 2.23% 1/15/09 (f)	4,750,000	4,765,790
Series 2002-B1 Class B1, 5.15% 7/15/09	1,025,000	1,065,838
Series 2002-B2 Class B2, 2.25% 10/15/09 (f)	3,600,000	3,615,999
Series 2002-B3 Class B3, 2.27% 1/15/08 (f)	1,100,000	1,101,950
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 1.93% 9/15/10 (f)	1,500,000	1,508,058
Series 1998-G Class B, 2.27% 2/17/09 (f)	1,550,000	1,553,947
Series 2000-L Class B, 2.37% 4/15/10 (f)	650,000	654,609
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 2.4325% 7/25/34 (f)	425,000	424,980
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-HE1 Class A1, 2.3825% 7/25/34 (f)	2,489,672	2,491,587
Series 2003-OPT1 Class M1, 2.5825% 7/25/34 (f)	1,145,000	1,149,349
Series 2004-CB6 Class A1, 2.2625% 7/25/35 (f)	2,231,005	2,231,005
Series 2004-FM1 Class M2, 3.0825% 1/25/35 (f)	300,000	300,793
Morgan Stanley ABS Capital I, Inc.:
Series 2003-HE1 Class M2, 3.8325% 5/25/33 (f)	325,000	329,844
Series 2003-NC5 Class M2, 3.9325% 4/25/33 (f)	575,000	586,432
Series 2004-HE6 Class A2, 2.2725% 8/25/34 (f)	3,854,924	3,855,732
Series 2004-NC6 Class A2, 2.2725% 7/25/34 (f)	1,252,776	1,251,508
Series 2004-NC7 Class A3, 2.2325% 7/25/34 (f)	5,000,000	4,995,628
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC1 Class M2, 3.0025% 10/25/31 (f)	225,000	225,880
Series 2002-AM3 Class A3, 2.4225% 2/25/33 (f)	455,433	456,898
Series 2002-HE2 Class M1, 2.6325% 8/25/32 (f)	1,150,000	1,157,269
Series 2002-NC1 Class M1, 2.7325% 2/25/32 (b)(f)	755,000	761,203
Series 2003-NC1 Class M1, 2.9825% 11/25/32 (f)	535,000	542,883
Series 2003-NC2 Class M2, 3.9325% 2/25/33 (f)	615,000	628,814
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (b)(f)(h)	1,725,000	665,850
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
National Collegiate Student Loan Trust Series 2004-2 Class AIO, 9.75% 10/25/14 (h)	$ 1,885,000	$ 1,057,293
Navistar Financial Corp. Owner Trust Series 2001-B Class B, 4.83% 11/17/08	1,341,041	1,350,387
New Century Home Equity Loan Trust Series 2003-2 Class AIO, 4.5% 3/25/05 (f)(h)	25,823,160	294,384
Onyx Acceptance Owner Trust Series 2002-C Class A4, 4.07% 4/15/09	970,000	982,322
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 0% 1/25/35 (c)(f)	1,905,000	1,905,000
Series 2004-WCW1:
Class M1, 2.5625% 9/25/34 (f)	640,000	640,173
Class M2, 2.6125% 9/25/34 (f)	380,000	380,132
Class M3, 3.1825% 9/25/34 (f)	730,000	730,240
Class M4, 3.3825% 9/25/34 (f)	1,000,000	1,000,494
Series 2004-WCW2 Class A2, 2.3125% 10/25/34 (f)	3,051,311	3,051,171
Providian Gateway Master Trust Series 2002-B Class A, 2.57% 6/15/09 (b)(f)	1,400,000	1,410,833
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ2 Class A1, 3.6% 4/25/33	1,102,476	1,105,603
Series 2004-RS10 Class MII2, 3.21% 10/25/34 (f)	2,600,000	2,600,000
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (b)	965,732	955,772
Saxon Asset Securities Trust Series 2004-2 Class MV1, 2.5125% 8/25/35 (f)	980,000	979,954
Sears Credit Account Master Trust II:
Series 2002-4 Class B, 2.295% 8/18/09 (f)	1,100,000	1,102,082
Series 2002-5 Class B, 3.12% 11/17/09 (f)	2,200,000	2,204,910
Securitized Asset Back Receivables LLC Trust Series 2004-NC1:
Class A2, 2.1825% 2/25/34 (f)	2,139,901	2,139,803
Class M1, 2.4525% 2/25/34 (f)	610,000	608,569
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 1.5525% 6/15/21 (f)	1,800,000	1,806,891
Series 2004-A:
Class B, 2.1% 6/15/33 (f)	400,000	404,781
Class C, 2.47% 6/15/33 (f)	1,020,000	1,031,475
Series 2004-B Class C, 2.2225% 9/15/33 (f)	1,900,000	1,899,677
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 2.32% 3/15/11 (b)(f)	2,520,000	2,522,364
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 2.3625% 9/25/34 (f)	2,422,473	2,428,542
Series 2003-6HE Class A1, 2.4025% 11/25/33 (f)	768,953	771,041
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Terwin Mortgage Trust: - continued
Series 2003-8HE Class A, 2.4025% 12/25/34 (f)	$ 1,049,088	$ 1,049,684
Series 2004-1HE Class A1, 2.4425% 2/25/35 (b)(f)	978,501	980,030
Triad Auto Receivables Owner Trust Series 2002-A Class A4, 3.24% 8/12/09	1,505,000	1,515,632
Volkswagen Auto Lease Trust Series 2004-A Class A3, 2.84% 7/20/07	2,610,000	2,607,677
WFS Financial Owner Trust:
Series 2004-3:
Class A4, 3.93% 2/17/12	5,000,000	5,065,321
Class D, 4.07% 2/17/12	1,410,000	1,421,525
Series 2004-4 Class D, 3.58% 5/17/12	1,100,000	1,099,953
TOTAL ASSET-BACKED SECURITIES (Cost $272,171,348)		273,257,560
Collateralized Mortgage Obligations - 9.7%

Private Sponsor - 7.1%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 2.3325% 1/25/34 (f)	1,659,730	1,659,173
Series 2004-2 Class 7A3, 2.35% 2/25/35 (f)	3,000,000	3,000,000
Countrywide Home Loans, Inc.:
floater Series 2004-16 Class A1, 2.3325% 9/25/34 (f)	3,085,476	3,082,602
sequential pay:
Series 2002-25 Class 2A1, 5.5% 11/27/17	971,712	979,639
Series 2002-32 Class 2A3, 5% 1/25/18	309,799	314,096
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR4 Class 5A2, 2.3025% 5/25/34 (f)	761,627	761,155
Series 2004-AR5 Class 11A2, 2.3025% 6/25/34 (f)	1,085,110	1,082,678
Series 2004-AR8 Class 8A2, 2.3125% 9/25/34 (f)	1,808,000	1,810,726
Granite Mortgages PLC floater:
Series 2004-1 Class 1C, 2.81% 3/20/44 (f)	875,000	878,555
Series 2004-2:
Class 1A2, 1.98% 6/20/28 (f)	2,000,000	1,999,414
Class 1C, 2.61% 6/20/44 (f)	890,000	891,599
Holmes Financing No. 8 PLC floater:
Series 1 Class B, 2.2% 7/15/40 (f)	430,000	430,134
Series 2:
Class A, 2.15% 4/15/11 (f)	3,650,000	3,649,287
Class B, 2.24% 7/15/40 (f)	565,000	565,000
Class C, 2.79% 7/15/40 (f)	1,295,000	1,295,405
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 2.29% 10/25/34 (f)	$ 2,800,000	$ 2,800,000
Impac CMB Trust floater:
Series 2004-6 Class 1A2, 2.3225% 10/25/34 (f)	1,054,041	1,052,919
Series 2004-9:
Class M2, 2.6088% 4/25/35 (f)	1,005,000	1,005,000
Class M3, 2.6588% 4/25/35 (f)	745,000	745,000
Class M4, 3.0088% 4/25/35 (f)	380,000	380,000
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	390,273	408,706
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2587% 8/25/17 (f)	2,018,622	2,100,628
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A Class 2A1, 2.3225% 3/25/28 (f)	2,866,085	2,873,133
Series 2003-F Class A2, 2.46% 10/25/28 (f)	3,754,832	3,755,858
Series 2004-B Class A2, 1.8525% 6/25/29 (f)	5,209,963	5,202,438
Series 2004-C Class A2, 2.1506% 7/25/29 (f)	3,518,407	3,511,172
Series 2004-D Class A2, 2.34% 9/25/29 (f)	3,057,429	3,059,542
Series 2003-E Class XA1, 1% 10/25/28 (f)(h)	13,605,812	203,784
Series 2003-G Class XA1, 1% 1/25/29 (h)	11,909,929	185,318
Series 2003-H Class XA1, 1% 1/25/29 (b)(h)	10,399,899	163,195
Mortgage Asset Backed Securities Trust floater Series 2002-NC1 Class M1, 2.7825% 10/25/32 (f)	1,600,000	1,615,275
Permanent Financing No. 3 PLC floater Series 2 Class C, 2.9125% 6/10/42 (f)	605,000	608,025
Permanent Financing No. 4 PLC floater:
Series 1:
Class B, 2.0025% 6/10/42 (f)	415,000	414,805
Class M, 2.0925% 6/10/42 (f)	330,000	329,536
Series 2:
Class C, 2.13% 6/10/42 (f)	1,495,000	1,494,484
Class M, 2.1925% 6/10/42 (f)	345,000	345,592
Permanent Financing No. 5 PLC floater:
Series 1 Class C, 2.3625% 6/10/42 (f)	610,000	609,809
Series 2 Class C, 2.5125% 6/10/42 (f)	915,000	914,714
Series 3 Class C, 2.6825% 6/10/42 (f)	1,935,000	1,935,000
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	1,627,831	1,694,471
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (b)(h)	45,806,348	468,800
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Sequoia Mortgage Trust:
floater:
Series 2003-5 Class A2, 2.2513% 9/20/33 (f)	$ 1,221,803	$ 1,218,221
Series 2003-6 Class A2, 2.5313% 11/20/33 (f)	2,654,115	2,653,685
Series 2003-7 Class A2, 1.8788% 1/20/34 (f)	3,411,499	3,411,352
Series 2004-2 Class A, 2.1913% 3/20/34 (f)	1,308,217	1,303,703
Series 2004-3 Class A, 2.33% 5/20/34 (f)	3,188,864	3,172,299
Series 2004-4 Class A, 2.4613% 5/20/34 (f)	2,705,423	2,697,719
Series 2004-5 Class A3, 1.8625% 6/20/34 (f)	2,657,962	2,652,978
Series 2004-6 Class A3A, 2.1638% 6/20/35 (f)	2,179,134	2,177,091
Series 2004-7 Class A3A, 2.285% 8/20/34 (f)	2,347,615	2,345,947
Series 2004-8 Class A2, 2.35% 9/20/34 (f)	3,195,657	3,199,027
Series 2003-7 Class X1, 0.7923% 1/20/34 (f)(h)	114,180,886	1,311,299
Series 2003-8 Class X1, 0.6188% 1/20/34 (f)(h)	62,030,096	729,337
Series 2004-1 Class X1, 0.8% 2/20/34 (h)	14,566,694	173,549
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 2.3325% 9/25/33 (b)(f)	986,981	986,498
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	381,460	394,326
Series 2004-RA2 Class 2A, 7% 7/25/33	787,526	817,550
Wells Fargo Mortgage Backed Securities Trust Series 2003-14 Class 1A1, 4.75% 12/25/18	2,095,594	2,100,408
TOTAL PRIVATE SPONSOR		91,621,656
U.S. Government Agency - 2.6%
Fannie Mae planned amortization class:
Series 1993-183 Class J, 6.5% 11/25/22	885,027	886,870
Series 1993-187 Class L, 6.5% 7/25/23	2,221,043	2,311,541
Series 1993-206 Class KA, 6.5% 12/25/22	124,397	124,738
Series 1994-30 Class JA, 5% 7/25/23	1,360,000	1,383,635
Series 1994-51 Class PH, 6.5% 1/25/23	19,403	19,376
Series 1994-63 Class PH, 7% 6/25/23	222,579	223,452
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2001-53 Class OH, 6.5% 6/25/30	89,361	89,474
Series 2001-71 Class QD, 6% 4/25/15	1,551,310	1,557,362
Series 2003-16 Class PA, 4.5% 11/25/09	352,581	355,187
Series 2003-19 Class MJ, 4.25% 5/25/30	2,278,931	2,289,998
Series 2004-31 Class IA, 4.5% 6/25/10 (h)	1,545,000	96,223
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac planned amortization class Series 2355 Class CD, 6.5% 6/15/30	$ 66,790	$ 67,002
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 1714 Class H, 6.75% 5/15/23	164,382	164,831
Series 2322 Class HC, 6.5% 3/15/30	1,276	1,275
Series 2376 Class JC, 5.5% 2/15/14	750,348	752,146
Series 2420 Class BE, 6.5% 12/15/30	1,889,501	1,915,468
Series 2443 Class TD, 6.5% 10/15/30	1,755,568	1,783,721
Series 2489 Class PD, 6% 2/15/31	2,157,158	2,201,568
Series 2496 Class OC, 5.5% 9/15/14	8,120,979	8,227,824
sequential pay:
Series 2458 Class VK, 6.5% 3/15/13	974,398	979,123
Series 2523 Class JB, 5% 6/15/15	2,500,992	2,552,085
Series 2609 Class UJ, 6% 2/15/17	2,299,893	2,438,102
Series 1803 Class A, 6% 12/15/08	384,705	398,201
Series 2764:
Class DZ, 5% 2/15/33	67,982	67,929
Class ZB, 5% 3/15/33	33,354	33,332
Series FHR 2762 Class BZ, 5% 3/15/34	905,902	906,191
Series FHR 2809 Class WZ, 5% 3/15/34	512,276	512,342
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class:
Series 2001-53 Class TA, 6% 12/20/30	425,738	429,791
Series 2002-5 Class PD, 6.5% 5/16/31	1,341,368	1,379,410
TOTAL U.S. GOVERNMENT AGENCY		34,148,197
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $126,135,621)		125,769,853
Commercial Mortgage Securities - 8.4%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (b)(f)	1,155,000	1,194,661
Class D, 7.54% 8/3/10 (b)(f)	1,545,000	1,598,865
280 Park Avenue Trust floater Series 2001-280 Class X1, 1.0166% 2/3/11 (b)(f)(h)	15,489,182	752,099
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	480,069	500,424
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Asset Securitization Corp.: - continued
Series 1995-MD4 Class ACS2, 2.3425% 8/13/29 (f)(h)	$ 19,456,628	$ 1,476,960
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (f)(h)	10,829,059	622,656
Banc of America Commercial Mortgage, Inc.:
Series 2002-2 Class XP, 2.0357% 7/11/43 (b)(f)(h)	7,829,474	574,599
Series 2003-2 Class XP, 0.5862% 3/11/41 (b)(f)(h)	33,365,000	454,491
Banc of America Large Loan, Inc. floater:
Series 2002-FL2A Class A2, 2.16% 9/8/14 (b)(f)	677,046	677,313
Series 2003-BBA2:
Class A3, 2.19% 11/15/15 (b)(f)	1,145,000	1,145,138
Class C, 2.34% 11/15/15 (b)(f)	235,000	236,178
Class D, 2.42% 11/15/15 (b)(f)	365,000	367,209
Class F, 2.77% 11/15/15 (b)(f)	260,000	262,084
Class H, 3.27% 11/15/15 (b)(f)	235,000	236,591
Class J, 3.82% 11/15/15 (b)(f)	245,000	248,513
Class K, 4.47% 11/15/15 (b)(f)	220,000	222,378
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 2.5125% 12/25/33 (b)(f)	3,629,633	3,654,728
Series 2004-1:
Class A, 2.2925% 4/25/34 (b)(f)	1,525,231	1,520,346
Class B, 3.8325% 4/25/34 (b)(f)	190,654	190,177
Class M1, 2.4925% 4/25/34 (b)(f)	95,327	95,148
Class M2, 3.1325% 4/25/34 (b)(f)	95,327	95,230
Series 2004-2:
Class A, 2.3625% 8/25/34 (b)(f)	1,508,091	1,509,564
Class M1, 2.5125% 8/25/34 (b)(f)	486,322	486,056
Series 2004-1 Class IO, 1.25% 4/25/34 (b)(h)	16,177,787	1,087,147
Bear Stearns Commercial Mortgage Securities, Inc.:
floater:
Series 2004-BBA3 Class E, 2.57% 6/15/17 (b)(f)	2,265,000	2,265,807
Series 2004-HS2A:
Class E, 2.7675% 1/14/16 (b)(f)	350,000	351,340
Class F, 2.9175% 1/14/16 (b)(f)	225,000	225,831
Series 2002-TOP8 Class X2, 2.3376% 8/15/38 (b)(f)(h)	8,392,586	791,739
Series 2003-PWR2 Class X2, 0.8574% 5/11/39 (b)(f)(h)	22,016,715	623,599
Series 2003-T12 Class X2, 0.9242% 8/13/39 (b)(f)(h)	15,835,000	460,716
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.6887% 5/15/35 (b)(f)(h)	44,630,396	2,586,965
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class B, 2.3081% 12/12/13 (b)(f)	$ 425,828	$ 423,981
sequential pay:
Series 1999-2 Class A1, 7.032% 1/15/32	554,856	596,678
Series 2000-3 Class A1, 7.093% 10/15/32	1,123,994	1,212,658
COMM:
floater:
Series 2000-FL3A Class C, 2.63% 11/15/12 (b)(f)	614,968	614,718
Series 2001-FL5A Class D, 3.12% 11/15/13 (b)(f)	953,849	953,849
Series 2002-FL6 Class G, 3.77% 6/14/14 (b)(f)	800,000	802,776
Series 2002-FL7:
Class D, 2.44% 11/15/14 (b)(f)	520,000	520,884
Class H, 4.12% 11/15/14 (b)(f)	1,232,000	1,227,724
Class MPP, 4.27% 11/15/14 (b)(f)	850,000	850,000
Series 2003-FL9 Class B, 2.37% 11/15/15 (b)(f)	3,790,707	3,799,381
Series 2004-LBN2 Class X2, 1.2761% 3/10/39 (b)(f)(h)	3,530,423	157,428
Commercial Mortgage Pass Through Certificates floater Series 2004-HTL1:
Class B, 2.32% 7/15/16 (b)(f)	125,000	125,026
Class D, 2.42% 7/15/16 (b)(f)	290,000	290,140
Class E, 2.62% 7/15/16 (b)(f)	205,000	205,043
Class F, 2.67% 7/15/16 (b)(f)	220,000	219,986
Class H, 3.17% 7/15/16 (b)(f)	630,000	629,960
Class J, 3.32% 7/15/16 (b)(f)	245,000	244,984
Class K, 4.22% 7/15/16 (b)(f)	275,000	274,488
Commercial Mortgage pass thru certificates:
floater Series 2004-CNL:
Class G, 2.8381% 9/15/14 (b)(f)	310,000	310,194
Class H, 2.9381% 9/15/14 (b)(f)	330,000	330,206
Class J, 3.4581% 9/15/14 (b)(f)	115,000	115,072
Class K, 3.8581% 9/15/14 (b)(f)	180,000	180,113
Class L, 4.0581% 9/15/14 (b)(f)	145,000	145,091
Series 2004-CNL Class X1, 2.1179% 9/15/14 (b)(f)(h)	23,140,000	705,770
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (b)	744,933	787,767
CS First Boston Mortgage Securities Corp.:
floater Series 2003-TF2A:
Class A2, 2.19% 11/15/14 (b)(f)	1,200,000	1,200,177
Class C, 2.42% 11/15/14 (b)(f)	240,000	240,853
Class E, 2.82% 11/15/14 (b)(f)	190,000	191,064
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.: - continued
Class H, 3.77% 11/15/14 (b)(f)	$ 235,000	$ 236,195
Class K, 4.97% 11/15/14 (b)(f)	350,000	352,716
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	548,565	556,699
Series 1999-C1 Class A2, 7.29% 9/15/41	3,000,000	3,415,258
Series 2001-CK3 Class A2, 6.04% 6/15/34	1,050,000	1,089,118
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	19,809,334	742,335
Series 2003-C3 Class ASP, 2.0628% 5/15/38 (b)(f)(h)	25,206,918	1,835,101
Series 2003-C4 Class ASP, 0.7811% 8/15/36 (b)(f)(h)	17,984,547	372,208
Series 2004-C1 Class ASP, 1.2147% 1/15/37 (b)(f)(h)	17,340,000	726,272
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	630,000	700,777
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 6/10/33	792,765	826,750
EQI Financing Partnership I LP Series 1997-1 Class B, 7.37% 12/20/15 (b)	320,008	339,165
Equitable Life Assurance Society of the United States:
sequential pay Series 174 Class A1, 7.24% 5/15/06 (b)	1,000,000	1,059,574
Series 174 Class B1, 7.33% 5/15/06 (b)	500,000	530,307
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	2,450,862	2,638,290
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.7804% 5/15/33 (b)(f)(h)	11,814,412	478,470
GE Commercial Mortgage Corp. sequential pay Series 2004-C3 Class A2, 4.433% 7/10/39	1,805,000	1,844,083
GGP Mall Properties Trust:
floater Series 2001-C1A Class A3, 2.57% 2/15/14 (b)(f)	778,467	782,518
sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (b)	1,281,438	1,324,121
GMAC Commercial Mortgage Securities, Inc.:
sequential pay Series 1997-C2 Class A3, 6.566% 4/15/29	1,223,417	1,315,759
Series 2003-C3 Class X2, 0.9782% 12/10/38 (b)(f)(h)	21,111,745	690,990
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (b)	1,150,000	1,175,065
Series 2003-C1 Class XP, 2.3678% 7/5/35 (b)(f)(h)	12,754,869	1,073,327
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Greenwich Capital Commercial Funding Corp.: - continued
Series 2003-C2 Class XP, 1.3364% 1/5/36 (b)(f)(h)	$ 24,935,000	$ 1,112,056
GS Mortgage Securities Corp. II:
sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	1,705,000	1,711,344
Series 2004-C1 Class X2, 1.1821% 10/10/28 (b)(f)(h)	13,585,000	498,034
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (b)	710,675	785,693
Host Marriot Pool Trust sequential pay Series 1999-HMTA:
Class A, 6.98% 8/3/15 (b)	575,636	619,790
Class D, 7.97% 8/3/15 (b)	425,000	485,839
J.P. Morgan Chase Commercial Mortgage Securities Corp.:
Series 2002-C3 Class X2, 1.327% 7/12/35 (b)(f)(h)	7,000,723	316,051
Series 2003-LN1 Class X2, 0.9035% 10/15/37 (b)(f)(h)	27,972,092	876,259
Series 2004-C1 Class X2, 1.3148% 1/15/38 (b)(f)(h)	4,490,000	209,226
Series 2004-CB8 Class X2, 1.3847% 1/12/39 (b)(f)(h)	5,480,000	286,990
LB UBS Westfield Trust Series 2001-WM Class X, 0.781% 7/14/16 (b)(f)(h)	12,500,444	421,044
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2003-C3 Class A2, 3.086% 5/15/27	1,465,000	1,439,245
Series 2002-C4 Class XCP, 1.6963% 10/15/35 (b)(f)(h)	13,355,000	765,664
Series 2002-C7 Class XCP, 1.1897% 1/15/36 (b)(h)	14,590,000	538,478
Series 2003-C1 Class XCP, 1.6568% 12/15/36 (b)(f)(h)	7,565,000	386,457
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (b)(h)	11,720,000	611,075
Series 2004-C6 Class XCP, 0.931% 8/15/36 (b)(f)(h)	16,330,000	566,772
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA:
Class E, 2.7675% 12/16/14 (b)(f)	2,080,000	2,102,678
Class J, 3.9175% 12/16/14 (b)(f)	1,420,000	1,455,777
Merrill Lynch Mortgage Trust Series 2002-MW1 Class XP, 1.8266% 7/12/34 (b)(f)(h)	5,862,659	342,057
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1999-CAM1 Class A2, 6.76% 3/15/32	125,860	134,003
Series 1999-LIFE Class A1, 6.97% 4/15/33	561,556	597,534
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Morgan Stanley Capital I, Inc.: - continued
Series 1997-RR:
Class B, 7.3067% 4/30/39 (b)(f)	$ 706,104	$ 727,976
Class C, 7.4367% 4/30/39 (b)(f)	1,275,066	1,352,091
Series 1999-1NYP Class F, 7.4888% 5/3/30 (b)(f)	1,690,000	1,752,730
Series 2003-IQ5 Class X2, 1.2321% 4/15/38 (b)(f)(h)	10,090,000	452,266
Series 2003-IQ6 Class X2, 0.7581% 12/15/41 (b)(f)(h)	16,995,000	547,440
Morgan Stanley Dean Witter Capital I Trust:
floater Series 2002-XLF:
Class D, 2.74% 8/5/14 (b)(f)	1,122,377	1,127,638
Class F, 3.99% 8/5/14 (b)(f)	2,051,738	2,087,654
Series 2003-HQ2 Class X2, 1.5963% 3/12/35 (b)(f)(h)	13,498,875	872,299
Series 2003-TOP9 Class X2, 1.6792% 11/13/36 (b)(f)(h)	9,055,000	581,672
Mortgage Capital Funding, Inc. sequential pay:
Series 1996-MC1 Class A2B, 7.9% 2/15/06	549,324	577,455
Series 1998-MC2 Class A2, 6.423% 6/18/30	1,543,670	1,666,281
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 6/20/31	566,619	603,878
Salomon Brothers Mortgage Securities VII, Inc. floater Series 2001-CDCA Class C, 2.67% 2/15/13 (b)(f)	1,364,000	1,363,234
STRIPs III Ltd./STRIPs III Corp. floater Series 2004-1A Class A, 2.4125% 3/24/18 (b)(f)	1,790,090	1,790,090
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A1, 6.537% 11/15/04 (b)	4,780,000	4,787,963
Trizechahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (b)	1,555,000	1,669,212
Wachovia Bank Commercial Mortgage Trust:
floater Series 2004-WHL3:
Class A2, 2.05% 3/15/14 (b)(f)	735,000	735,400
Class E, 2.37% 3/15/14 (b)(f)	460,000	461,785
Class F, 2.42% 3/15/14 (b)(f)	365,000	366,316
Class G, 2.65% 3/15/14 (b)(f)	185,000	185,683
Series 2003-C8 Class XP, 0.8682% 11/15/35 (b)(f)(h)	13,442,253	329,248
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Wachovia Bank Commercial Mortgage Trust: - continued
Series 2003-C9 Class XP, 0.8853% 12/15/35 (b)(f)(h)	$ 9,002,071	$ 240,167
Series 2004-WHL3X Class 1A, 1.0654% 3/15/14 (b)(f)(h)	80,661,648	761,607
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $108,428,280)		109,277,812
Foreign Government and Government Agency Obligations - 0.3%

Chilean Republic 5.625% 7/23/07	740,000	780,700
United Mexican States 4.625% 10/8/08	3,190,000	3,244,230
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,904,708)		4,024,930
Fixed-Income Funds - 12.3%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $159,998,812)	1,610,855	160,296,181
Cash Equivalents - 1.3%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.87%, dated 10/29/04 due 11/1/04) (Cost $16,603,000)	$ 16,605,585	16,603,000
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,336,459,394)		1,343,281,467
NET OTHER ASSETS - (3.3)%		(42,907,763)
NET ASSETS - 100%		$ 1,300,373,704
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
132 Eurodollar 90 Day Index Contracts	Dec. 2004	$ 131,232,750	$ 13,606
132 Eurodollar 90 Day Index Contracts	March 2005	131,165,100	62,947
153 Eurodollar 90 Day Index Contracts	June 2005	151,965,338	235,070
153 Eurodollar 90 Day Index Contracts	Sept. 2005	151,898,400	259,539
153 Eurodollar 90 Day Index Contracts	Dec. 2005	151,819,987	268,757
153 Eurodollar 90 Day Index Contracts	March 2006	151,753,050	275,295
116 Eurodollar 90 Day Index Contracts	June 2006	115,006,750	266,670
83 Eurodollar 90 Day Index Contracts	Sept. 2006	89,191,361	154,418
74 Eurodollar 90 Day Index Contracts	Dec. 2006	75,500,354	146,584
62 Eurodollar 90 Day Index Contracts	March 2007	64,360,893	195,677
51 Eurodollar 90 Day Index Contracts	June 2007	52,987,819	29,471
10 Eurodollar 90 Day Index Contracts	Sept. 2007	9,897,750	37,835
			1,945,869
Sold
Eurodollar Contracts
35 Eurodollar 90 Day Index Contracts	Dec. 2007	34,631,188	(25,078)
42 Eurodollar 90 Day Index Contracts	March 2008	41,546,400	(29,568)
32 Eurodollar 90 Day Index Contracts	June 2008	31,645,600	(22,528)
26 Eurodollar 90 Day Index Contracts	Sept. 2008	25,705,225	(17,979)
20 Eurodollar 90 Day Index Contracts	Dec. 2008	19,767,750	(13,580)
13 Eurodollar 90 Day Index Contracts	March 2009	12,845,788	(8,515)
			(117,248)
			$ 1,828,621
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive annually a fixed rate of .5% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)

	March 2010	$ 6,000,000	$ (6,420)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value

Receive annually a fixed rate of .5% multiplied by the notional amount and pay to Lehman Brothers, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)

	March 2010	$ 6,000,000	$ (6,420)
Receive quarterly notional amount multiplied by .38% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	March 2009	1,300,000	5,871
Receive quarterly notional amount multiplied by .38% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	March 2009	500,000	2,258
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	1,000,000	4,135
Receive quarterly notional amount multiplied by .5% and pay Merrill Lynch, Inc. upon default event of Consolidated Natural Gas Co., par value of the notional amount of Consolidated Natural Gas Co. 6.625% 12/1/08	July 2007	2,400,000	14,599
Receive quarterly notional amount multiplied by .5% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	June 2009	1,500,000	14,910
Receive quarterly notional amount multiplied by .59% and pay Merrill Lynch, Inc. upon default event of Raytheon Co., par value of the notional amount of Raytheon Co. 6.55% 3/15/10	March 2009	1,600,000	15,415
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swap - continued
Receive quarterly notional amount multiplied by .75% and pay Lehman Brothers, Inc. upon default event of AOL Time Warner, Inc., par value of the notional amount of AOL Time Warner, Inc. 6.875% 5/1/12	Sept. 2009	$ 4,500,000	$ 54,108
Receive quarterly notional amount multiplied by .78% and pay Morgan Stanley, Inc. upon default event of Sprint Capital Corp., par value of the notional amount of Sprint Capital Corp. 8.375% 3/15/12	Sept. 2009	2,500,000	41,882
Receive quarterly notional amount multiplied by .98% and pay Bank of America upon default event of Sprint Capital Corp., par value of the notional amount of Sprint Capital Corp. 6.875% 11/15/28	June 2009	2,250,000	48,607
TOTAL CREDIT DEFAULT SWAP		29,550,000	188,945
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	8,280,000	24,752
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 50 basis points with Deutsche Bank	Feb. 2005	10,000,000	73,911
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	6,000,000	44,605
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Lehman Brothers, Inc.	Dec. 2004	6,000,000	39,342
Receive monthly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 32 basis points with Bank of America	Nov. 2004	6,645,000	42,165
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive quarterly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA
Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 30 basis points with Bank of America

	March 2005	$ 7,000,000	$ 71,866
Receive quarterly a return equal to that of Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 8 basis points with Bank of America	April 2005	6,645,000	0
TOTAL TOTAL RETURN SWAP		42,290,000	271,889
		$ 80,120,000	$ 485,586
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $119,420,981 or 9.2% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,598,778.
(e) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $5,498,000 of which $1,754,000 and $3,744,000 will expire on October 31, 2007 and 2008, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $16,603,000) (cost $1,336,459,394) - See accompanying schedule		$ 1,343,281,467
Cash		1,053,494
Receivable for investments sold		4,010,735
Receivable for swap agreements		3,076
Receivable for fund shares sold		3,709,348
Interest receivable		9,549,949
Receivable for daily variation on futures contracts		107,481
Swap agreements, at value		485,586
Total assets		1,362,201,136

Liabilities
Payable for investments purchased Regular delivery	$ 15,875,018
Delayed delivery	39,151,785
Payable for fund shares redeemed	5,237,972
Distributions payable	406,164
Accrued management fee	457,751
Distribution fees payable	378,199
Other affiliated payables	254,947
Other payables and accrued expenses	65,596
Total liabilities		61,827,432

Net Assets		$ 1,300,373,704
Net Assets consist of:
Paid in capital		$ 1,294,656,112
Undistributed net investment income		4,733,740
Accumulated undistributed net realized gain (loss) on investments		(8,176,528)
Net unrealized appreciation (depreciation) on investments		9,160,380
Net Assets		$ 1,300,373,704

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($357,760,385 ÷ 37,279,483 shares)	$ 9.60

Maximum offering price per share (100/98.50 of $9.60)	$ 9.75
Class T: Net Asset Value and redemption price per share ($517,439,648 ÷ 53,883,322 shares)	$ 9.60

Maximum offering price per share (100/98.50 of $9.60)	$ 9.75
Class B: Net Asset Value and offering price per share ($53,502,478 ÷ 5,566,251 shares)A	$ 9.61

Class C: Net Asset Value and offering price per share ($273,165,739 ÷ 28,439,484 shares)A	$ 9.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($98,505,454 ÷ 10,259,026 shares)	$ 9.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2004

Investment Income
Interest		$ 35,764,524
Security lending		14,589
Total income		35,779,113

Expenses
Management fee	$ 5,090,672
Transfer agent fees	2,434,312
Distribution fees	4,704,215
Accounting and security lending fees	258,455
Non-interested trustees' compensation	7,103
Custodian fees and expenses	44,760
Registration fees	207,937
Audit	52,874
Legal	4,767
Miscellaneous	15,379
Total expenses before reductions	12,820,474
Expense reductions	(3,592)	12,816,882
Net investment income		22,962,231
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,720,995
Futures contracts	287,159
Swap agreements	1,198,974
Total net realized gain (loss)		5,207,128
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,826,131)
Futures contracts	1,735,951
Swap agreements	398,311
Total change in net unrealized appreciation (depreciation)		308,131
Net gain (loss)		5,515,259
Net increase (decrease) in net assets resulting from operations		$ 28,477,490

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 22,962,231	$ 26,028,484
Net realized gain (loss)	5,207,128	12,524,137
Change in net unrealized appreciation (depreciation)	308,131	(2,717,720)
Net increase (decrease) in net assets resulting from operations	28,477,490	35,834,901
Distributions to shareholders from net investment income	(21,460,300)	(27,246,649)
Share transactions - net increase (decrease)	137,865,371	300,204,128
Total increase (decrease) in net assets	144,882,561	308,792,380

Net Assets
Beginning of period	1,155,491,143	846,698,763
End of period (including undistributed net investment income of $4,733,740 and undistributed net investment income of $1,900,936, respectively)	$ 1,300,373,704	$ 1,155,491,143

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.44	$ 9.49	$ 9.12	$ 9.15
Income from Investment Operations
Net investment incomeC	.202	.261	.381E	.523	.551
Net realized and unrealized gain (loss)	.040	.128	(.034)E	.386	(.028)
Total from investment operations	.242	.389	.347	.909	.523
Distributions from net investment income	(.192)	(.279)	(.397)	(.539)	(.553)
Net asset value, end of period	$ 9.60	$ 9.55	$ 9.44	$ 9.49	$ 9.12
Total ReturnA,B	2.56%	4.16%	3.78%	10.22%	5.91%
Ratios to Average Net AssetsD
Expenses before expense reductions	.87%	.81%	.80%	.85%	.83%
Expenses net of voluntary waivers, if any	.87%	.81%	.80%	.85%	.83%
Expenses net of all reductions	.87%	.81%	.80%	.84%	.83%
Net investment income	2.13%	2.74%	4.09%E	5.63%	6.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 357,760	$ 186,290	$ 106,018	$ 38,240	$ 16,698
Portfolio turnover rate	87%	102%	111%	145%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.45	$ 9.50	$ 9.13	$ 9.15
Income from Investment Operations
Net investment incomeC	.207	.261	.381E	.525	.550
Net realized and unrealized gain (loss)	.038	.118	(.036)E	.383	(.019)
Total from investment operations	.245	.379	.345	.908	.531
Distributions from net investment income	(.195)	(.279)	(.395)	(.538)	(.551)
Net asset value, end of period	$ 9.60	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Total ReturnA,B	2.59%	4.04%	3.75%	10.21%	6.00%
Ratios to Average Net AssetsD
Expenses before expense reductions	.83%	.82%	.82%	.85%	.84%
Expenses net of voluntary waivers, if any	.83%	.82%	.82%	.85%	.84%
Expenses net of all reductions	.83%	.82%	.82%	.85%	.83%
Net investment income	2.16%	2.73%	4.07%E	5.62%	6.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 517,440	$ 468,931	$ 388,495	$ 309,958	$ 279,306
Portfolio turnover rate	87%	102%	111%	145%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 9.46	$ 9.43
Income from Investment Operations
Net investment incomeD	.130	.183	.281G
Net realized and unrealized gain (loss)	.038	.120	(.234)G
Total from investment operations	.168	.303	.047
Distributions from net investment income	(.118)	(.203)	(.017)
Net asset value, end of period	$ 9.61	$ 9.56	$ 9.46
Total ReturnB,C	1.77%	3.23%	.50%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.63%	1.61%	1.86%A
Expenses net of voluntary waivers, if any	1.63%	1.61%	1.65%A
Expenses net of all reductions	1.63%	1.61%	1.65%A
Net investment income	1.36%	1.94%	3.59%A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,502	$ 49,353	$ 3,811
Portfolio turnover rate	87%	102%	111%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.45	$ 9.50	$ 9.13	$ 9.16
Income from Investment Operations
Net investment incomeC	.129	.182	.304E	.448	.467
Net realized and unrealized gain (loss)	.048	.118	(.037)E	.383	(.021)
Total from investment operations	.177	.300	.267	.831	.446
Distributions from net investment income	(.117)	(.200)	(.317)	(.461)	(.476)
Net asset value, end of period	$ 9.61	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Total ReturnA,B	1.86%	3.19%	2.90%	9.30%	5.01%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.65%	1.64%	1.64%	1.68%	1.68%
Expenses net of voluntary waivers, if any	1.65%	1.64%	1.64%	1.68%	1.68%
Expenses net of all reductions	1.65%	1.64%	1.63%	1.68%	1.67%
Net investment income	1.34%	1.91%	3.25%E	4.80%	5.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 273,166	$ 359,779	$ 283,046	$ 99,486	$ 50,824
Portfolio turnover rate	87%	102%	111%	145%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.45	$ 9.50	$ 9.13	$ 9.15
Income from Investment Operations
Net investment incomeB	.225	.278	.397D	.540	.564
Net realized and unrealized gain (loss)	.038	.119	(.034)D	.387	(.015)
Total from investment operations	.263	.397	.363	.927	.549
Distributions from net investment income	(.213)	(.297)	(.413)	(.557)	(.569)
Net asset value, end of period	$ 9.60	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Total ReturnA	2.78%	4.24%	3.95%	10.43%	6.21%
Ratios to Average Net AssetsC
Expenses before expense reductions	.64%	.63%	.64%	.66%	.67%
Expenses net of voluntary waivers, if any	.64%	.63%	.64%	.66%	.67%
Expenses net of all reductions	.64%	.63%	.63%	.66%	.67%
Net investment income	2.35%	2.92%	4.25%D	5.81%	6.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,505	$ 91,138	$ 65,330	$ 23,301	$ 7,655
Portfolio turnover rate	87%	102%	111%	145%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed-Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, financing transactions, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,991,524
Unrealized depreciation	(1,866,587)
Net unrealized appreciation (depreciation)	10,124,937
Undistributed ordinary income	3,398,765
Capital loss carryforward	(5,498,018)

Cost for federal income tax purposes	$ 1,333,156,530

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 21,460,300	$ 27,246,649

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Financing Transactions - continued

adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $468,537,323 and $384,953,227, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 373,992	$ -
Class T	0%	.15%	733,747	24,559
Class B	.65%	.25%	461,333	333,186
Class C	.75%	.25%	3,135,143	867,953
			$ 4,704,215	$ 1,225,698

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of a contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 112,348
Class T	67,852
Class B*	129,454
Class C*	142,350
$ 452,004

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 602,397.24
Class T	1,002,753.20
Class B	132,161.26
Class C	544,715.17
Institutional Class	152,286.17
	$ 2,434,312

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,091,081 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,592.

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 5,013,218	$ 4,157,590
Class T	9,968,400	13,023,102
Class B	631,694	541,261
Class C	3,806,748	7,051,516
Institutional Class	2,040,240	2,473,180
Total	$ 21,460,300	$ 27,246,649

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	29,233,051	20,802,909	$ 278,943,707	$ 198,897,539
Reinvestment of distributions	439,890	344,259	4,211,651	3,291,947
Shares redeemed	(11,910,485)	(12,855,965)	(113,916,095)	(122,878,485)
Net increase (decrease)	17,762,456	8,291,203	$ 169,239,263	$ 79,311,001
Class T
Shares sold	28,914,757	37,820,298	$ 277,148,967	$ 361,699,855
Reinvestment of distributions	903,574	1,149,084	8,659,227	10,991,925
Shares redeemed	(25,026,151)	(30,982,503)	(239,735,328)	(296,311,977)
Net increase (decrease)	4,792,180	7,986,879	$ 46,072,866	$ 76,379,803
Class B
Shares sold	2,729,377	6,189,378	$ 26,154,196	$ 59,258,449
Reinvestment of distributions	53,426	45,938	512,510	440,440
Shares redeemed	(2,378,750)	(1,475,998)	(22,795,089)	(14,147,798)
Net increase (decrease)	404,053	4,759,318	$ 3,871,617	$ 45,551,091
Class C
Shares sold	7,826,650	23,921,233	$ 75,024,654	$ 228,874,396
Reinvestment of distributions	249,628	469,309	2,393,112	4,490,147
Shares redeemed	(17,295,166)	(16,674,118)	(165,609,343)	(159,470,102)
Net increase (decrease)	(9,218,888)	7,716,424	$ (88,191,577)	$ 73,894,441
Institutional Class
Shares sold	6,288,234	8,171,676	$ 60,243,381	$ 78,200,044
Reinvestment of distributions	131,407	141,892	1,258,983	1,357,285
Shares redeemed	(5,702,420)	(5,685,068)	(54,629,162)	(54,489,537)
Net increase (decrease)	717,221	2,628,500	$ 6,873,202	$ 25,067,792

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed-Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed-Income Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2004

Annual Report

Trustees and Officers

The Trustees , Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Short Fixed-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II . Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed-Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Short Fixed-Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Andrew Dudley (39)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed-Income. Mr. Dudley is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed-Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Short Fixed-Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Short Fixed-Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Short Fixed-Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Short Fixed-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Short Fixed-Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Short Fixed-Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/06/04	12/03/04	$0.008
Class T	12/06/04	12/03/04	$0.008
Class B	12/06/04	12/03/04	$0.008
Class C	12/06/04	12/03/04	$0.008

A total of 11.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SFI-UANN-1204
1.784769.101

Fidelity® Advisor

Short Fixed-Income

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	2.78%	5.49%	5.49%

A The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed-Income Fund - Institutional Class on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® 1-3 Year Government/Credit Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Advisor Short Fixed-Income Fund

U.S. investment-grade bonds posted solid returns for the year ending October 31, 2004. It was a volatile period for high-quality debt, which struggled late in 2003 with rising yields and concerns about higher inflation. The asset class bounced back in the first quarter of 2004, as weak economic data and heightened terrorism fears sparked a flight to safety into investment-grade bonds. But those gains were erased early in the second quarter when a strong employment report led many to believe the economy was heating up again and that the Federal Reserve Board would respond by hiking interest rates. While the Fed did raise rates three times before period end, bonds recovered well. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 5.53%. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 6.59% and 5.57%, respectively. Treasuries - the most interest-rate-sensitive bond category - had a 4.97% advance for the year, according to the Lehman Brothers U.S. Treasury Index.

For the 12 months that ended October 31, 2004, the fund's Institutional Class shares returned 2.78%. Over the same period, the Lehman Brothers 1-3 Year Government/Credit Bond Index returned 2.20%, while the LipperSM Short Investment Grade Debt Funds Average returned 1.89%. The fund benefited from its non-index allocations, which included home equity asset-backed securities and higher-coupon mortgage bonds. Corporate bonds continued to do well, helping absolute returns. The fund, however, was underweighted in the corporate sector, which hampered returns relative to the Lehman Brothers index. During the second half of the period, the fund benefited from its more distributed positioning. Unlike the index, which is concentrated in bonds with one- to three-year maturities, the fund also owned bonds with maturities of less than one year and more than three years. While the fund's interest rate sensitivity remained in line with the benchmark's, its more distributed structure gave it an advantage as longer-term yields declined and short-term yields rose sharply during the summer.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,016.40	$ 4.51**
HypotheticalA	$ 1,000.00	$ 1,020.47	$ 4.53**
Class T
Actual	$ 1,000.00	$ 1,015.60	$ 4.21**
HypotheticalA	$ 1,000.00	$ 1,020.78	$ 4.22**
Class B
Actual	$ 1,000.00	$ 1,011.50	$ 8.24
HypotheticalA	$ 1,000.00	$ 1,016.70	$ 8.30
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,012.50	$ 8.30**
HypotheticalA	$ 1,000.00	$ 1,016.65	$ 8.35**
Institutional Class
Actual	$ 1,000.00	$ 1,016.50	$ 3.24**
HypotheticalA	$ 1,000.00	$ 1,021.74	$ 3.26**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.89%
Class T	.83%
Class B	1.63%
Class C	1.64%
Institutional Class	.64%

** If fees effective January 1, 2005 had been in effect during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A
Actual	0.91%	$ 4.61
HypotheticalA		$ 4.63
Class T
Actual	0.85%	$ 4.31
HypotheticalA		$ 4.33
Class C
Actual	1.66%	$ 8.40
HypotheticalA		$8.45
Institutional Class
Actual	0.66%	$3.35
HypotheticalA		$ 3.36

A 5% return per year before expenses

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
U.S.Government and U.S. Government Agency Obligations 35.8%	U.S.Government and U.S. Government Agency Obligations 26.3%
AAA 22.6%	AAA 24.3%
AA 6.0%	AA 5.5%
A 14.9%	A 15.6%
BBB 17.1%	BBB 15.8%
BB and Below 0.6%	BB and Below 1.2%
Not Rated 2.2%	Not Rated 1.1%
Short-Term Investments and Net Other Assets 0.8%	Short-Term Investments and Net Other Assets 10.2%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of October 31, 2004
6 months ago
Years	2.6	2.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	2.0	1.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2004*	As of April 30, 2004**
Corporate Bonds 20.5%	Corporate Bonds 22.0%
U.S. Government and U.S. Government Agency Obligations 35.8%	U.S. Government and U.S. Government Agency Obligations 26.3%
Asset-Backed Securities 24.9%	Asset-Backed Securities 26.2%
CMOs and Other Mortgage Related Securities 17.7%	CMOs and Other Mortgage Related Securities 15.0%
Other Investments 0.3%	Other Investments 0.3%
Short-Term Investments and Net Other Assets 0.8%	Short-Term Investments and Net Other Assets 10.2%

* Foreign investments	5.8%	** Foreign investments	4.7%
* Futures and Swaps	14.8%	** Futures and Swaps	19.4%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 20.0%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.8%
Auto Components - 0.5%
DaimlerChrysler NA Holding Corp.:
2.34% 5/24/06 (f)	$ 2,800,000	$ 2,814,487
4.05% 6/4/08	650,000	654,383
4.75% 1/15/08	3,250,000	3,348,348
		6,817,218
Media - 2.3%
AOL Time Warner, Inc. 6.15% 5/1/07	1,825,000	1,952,182
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,350,000	2,528,647
Continental Cablevision, Inc.:
8.3% 5/15/06	3,200,000	3,444,048
9% 9/1/08	1,400,000	1,647,117
Cox Communications, Inc.:
6.4% 8/1/08	795,000	854,956
6.875% 6/15/05	2,025,000	2,073,367
7.75% 8/15/06	2,600,000	2,803,219
Liberty Media Corp. 3.38% 9/17/06 (f)	6,150,000	6,219,864
News America, Inc. 6.625% 1/9/08	3,000,000	3,283,161
TCI Communications, Inc. 8% 8/1/05	3,610,000	3,748,158
Univision Communications, Inc.:
3.5% 10/15/07	535,000	532,851
3.875% 10/15/08	585,000	584,882
		29,672,452
Specialty Retail - 0.0%
Boise Cascade Corp. 7.5% 2/1/08	525,000	585,916
TOTAL CONSUMER DISCRETIONARY		37,075,586
CONSUMER STAPLES - 0.6%
Food Products - 0.3%
Kraft Foods, Inc. 5.25% 6/1/07	3,265,000	3,420,006
Tobacco - 0.3%
Altria Group, Inc. 5.625% 11/4/08	2,000,000	2,045,256
Philip Morris Companies, Inc. 6.375% 2/1/06	2,000,000	2,064,552
		4,109,808
TOTAL CONSUMER STAPLES		7,529,814
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - 1.1%
Energy Equipment & Services - 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	$ 1,335,000	$ 1,311,895
Oil & Gas - 1.0%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (b)	1,865,000	1,905,515
Enterprise Products Operating LP:
4% 10/15/07 (b)	1,375,000	1,385,830
4.625% 10/15/09 (b)	500,000	505,152
Kerr-McGee Corp. 5.375% 4/15/05	1,375,000	1,391,457
Kinder Morgan Energy Partners LP 5.35% 8/15/07	1,400,000	1,467,627
Pemex Project Funding Master Trust:
3.54% 1/7/05 (b)(f)	1,700,000	1,713,600
6.125% 8/15/08	4,535,000	4,807,100
		13,176,281
TOTAL ENERGY		14,488,176
FINANCIALS - 8.6%
Capital Markets - 1.0%
ABN-AMRO Bank NV, Chicago 7.25% 5/31/05	610,000	626,239
Bank of New York Co., Inc.:
3.4% 3/15/13 (f)	2,750,000	2,700,965
4.25% 9/4/12 (f)	1,285,000	1,301,388
Goldman Sachs Group LP 7.2% 11/1/06 (b)	500,000	538,607
Goldman Sachs Group, Inc. 4.125% 1/15/08	2,995,000	3,063,738
Lehman Brothers Holdings, Inc.:
4% 1/22/08	300,000	305,497
6.25% 5/15/06	2,795,000	2,936,338
6.625% 2/5/06	120,000	125,762
Merrill Lynch & Co., Inc. 3.7% 4/21/08	1,400,000	1,410,280
		13,008,814
Commercial Banks - 0.8%
Australia & New Zealand Banking Group Ltd. yankee 7.55% 9/15/06	405,000	436,700
Bank of America Corp.:
3.875% 1/15/08	275,000	279,564
7.125% 9/15/06	1,750,000	1,885,380
Corporacion Andina de Fomento yankee 7.25% 3/1/07	965,000	1,038,675
First National Boston Corp. 7.375% 9/15/06	1,145,000	1,237,949
Korea Development Bank:
3.875% 3/2/09	2,700,000	2,700,421
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
Korea Development Bank: - continued
4.75% 7/20/09	$ 1,500,000	$ 1,549,766
Mellon Bank NA, Pittsburgh 6.5% 8/1/05	2,000,000	2,052,920
		11,181,375
Consumer Finance - 2.7%
American General Finance Corp. 4.5% 11/15/07	1,115,000	1,148,979
Ford Motor Credit Co.:
6.5% 1/25/07	7,815,000	8,210,861
6.875% 2/1/06	5,800,000	6,030,121
General Motors Acceptance Corp.:
3.08% 9/23/08 (f)	1,500,000	1,483,434
5.625% 5/15/09	4,900,000	4,947,971
6.125% 9/15/06	2,585,000	2,683,039
6.125% 2/1/07	400,000	416,412
6.75% 1/15/06	3,322,000	3,438,044
Household Finance Corp.:
4.125% 12/15/08	705,000	715,681
4.75% 5/15/09	1,563,000	1,622,020
6.4% 6/17/08	2,070,000	2,266,905
Household International, Inc. 8.875% 2/15/08	2,025,000	2,174,579
		35,138,046
Diversified Financial Services - 1.0%
Citigroup, Inc. 6.75% 12/1/05	4,100,000	4,279,043
Duke Capital LLC 4.331% 11/16/06	2,930,000	2,983,689
J.P. Morgan & Co., Inc. 6.25% 1/15/09	1,075,000	1,174,569
J.P. Morgan Chase & Co. 5.625% 8/15/06	3,350,000	3,506,348
Prime Property Funding II 6.25% 5/15/07 (b)	1,000,000	1,069,732
		13,013,381
Insurance - 0.5%
Allstate Corp. 7.875% 5/1/05	535,000	549,062
Marsh & McLennan Companies, Inc. 5.375% 3/15/07	2,101,000	2,148,134
MetLife, Inc. 3.911% 5/15/05	2,750,000	2,771,940
Travelers Property Casualty Corp. 3.75% 3/15/08	530,000	527,528
		5,996,664
Real Estate - 2.1%
AMB Property LP 7.2% 12/15/05	1,000,000	1,047,265
Arden Realty LP 8.875% 3/1/05	2,045,000	2,086,004
AvalonBay Communities, Inc. 5% 8/1/07	915,000	950,417
BRE Properties, Inc. 5.95% 3/15/07	575,000	606,576
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Camden Property Trust 5.875% 6/1/07	$ 580,000	$ 614,816
CarrAmerica Realty Corp. 5.25% 11/30/07	1,745,000	1,820,972
CenterPoint Properties Trust 6.75% 4/1/05	470,000	477,343
Duke Realty LP 6.875% 3/15/05	1,200,000	1,219,064
EOP Operating LP:
6.625% 2/15/05	500,000	505,809
6.763% 6/15/07	1,625,000	1,753,551
7.75% 11/15/07	1,650,000	1,844,829
8.375% 3/15/06	1,500,000	1,606,295
Gables Realty LP:
5.75% 7/15/07	2,720,000	2,851,305
7.25% 2/15/06	2,200,000	2,304,245
Merry Land & Investment Co., Inc. 7.25% 6/15/05	600,000	616,254
Simon Property Group LP:
4.875% 8/15/10 (b)	2,460,000	2,508,364
6.875% 11/15/06	3,785,000	4,055,692
		26,868,801
Thrifts & Mortgage Finance - 0.5%
Abbey National PLC 6.69% 10/17/05	200,000	206,867
Countrywide Home Loans, Inc.:
2.28% 6/2/06 (f)	1,250,000	1,255,270
5.5% 8/1/06	1,290,000	1,343,602
5.625% 5/15/07	745,000	785,094
Washington Mutual, Inc.:
4.375% 1/15/08	700,000	718,277
5.625% 1/15/07	2,000,000	2,103,786
		6,412,896
TOTAL FINANCIALS		111,619,977
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. 4.079% 11/16/06	2,900,000	2,951,388
Air Freight & Logistics - 0.0%
Federal Express Corp. pass thru trust certificates 7.53% 9/23/06	457,528	471,478
Airlines - 0.1%
Delta Air Lines, Inc. pass thru trust certificates 7.379% 5/18/10	800,665	764,635
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.1%
Boise Cascade Office Products Corp. 7.05% 5/15/05	$ 1,100,000	$ 1,126,403
Industrial Conglomerates - 0.3%
Tyco International Group SA yankee 5.8% 8/1/06	3,360,000	3,518,740
TOTAL INDUSTRIALS		8,832,644
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.5%
Motorola, Inc. 4.608% 11/16/07	6,000,000	6,178,236
MATERIALS - 0.6%
Containers & Packaging - 0.1%
Sealed Air Corp. 6.95% 5/15/09 (b)	855,000	946,913
Paper & Forest Products - 0.5%
Boise Cascade Corp.:
7.43% 10/10/05	1,540,000	1,602,422
8% 2/24/06	745,000	788,080
International Paper Co. 4.25% 1/15/09	435,000	438,977
Weyerhaeuser Co. 5.95% 11/1/08	3,245,000	3,511,272
		6,340,751
TOTAL MATERIALS		7,287,664
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
BellSouth Corp. 4.2% 9/15/09	1,775,000	1,792,051
British Telecommunications PLC 7.875% 12/15/05	4,775,000	5,044,038
Deutsche Telekom International Finance BV:
3.875% 7/22/08	2,425,000	2,443,711
8.25% 6/15/05	5,140,000	5,316,215
France Telecom SA 7.95% 3/1/06 (a)	3,160,000	3,361,744
Koninklijke KPN NV yankee 8% 10/1/10	2,850,000	3,410,718
Sprint Capital Corp. 6% 1/15/07	3,240,000	3,426,106
Telecom Italia Capital 4% 11/15/08	3,100,000	3,120,640
Telefonica Europe BV 7.35% 9/15/05	180,000	187,367
TELUS Corp. yankee 7.5% 6/1/07	2,920,000	3,208,426
Verizon Global Funding Corp.:
4% 1/15/08	1,250,000	1,272,129
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon Global Funding Corp.: - continued
6.125% 6/15/07	$ 2,140,000	$ 2,294,720
7.25% 12/1/10	2,500,000	2,916,098
		37,793,963
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 4.125% 3/1/09	3,925,000	3,862,946
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,000,000	1,059,194
7.5% 5/1/07	1,590,000	1,752,663
Vodafone Group PLC 7.625% 2/15/05	1,800,000	1,826,586
		8,501,389
TOTAL TELECOMMUNICATION SERVICES		46,295,352
UTILITIES - 1.6%
Electric Utilities - 1.4%
DTE Energy Co. 6.45% 6/1/06	1,510,000	1,586,208
Duke Capital LLC:
4.302% 5/18/06	840,000	854,440
4.37% 3/1/09	2,045,000	2,073,585
FirstEnergy Corp. 5.5% 11/15/06	5,095,000	5,301,490
FPL Group Capital, Inc. 3.25% 4/11/06	705,000	709,793
MidAmerican Energy Holdings, Inc. 4.625% 10/1/07	705,000	722,409
Monongahela Power Co. 5% 10/1/06	2,015,000	2,068,690
Pacific Gas & Electric Co. 2.72% 4/3/06 (f)	1,069,000	1,070,313
Progress Energy, Inc. 6.75% 3/1/06	3,000,000	3,145,845
Southwestern Public Service Co. 5.125% 11/1/06	650,000	675,023
		18,207,796
Gas Utilities - 0.2%
Consolidated Natural Gas Co. 7.375% 4/1/05	1,100,000	1,121,463
NiSource Finance Corp. 3.2% 11/1/06	1,085,000	1,083,529
		2,204,992
TOTAL UTILITIES		20,412,788
TOTAL NONCONVERTIBLE BONDS (Cost $255,650,722)		259,720,237
U.S. Government and Government Agency Obligations - 24.3%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 17.1%
Fannie Mae:
0% 11/17/04 (d)	$ 1,600,000	$ 1,598,778
2.375% 12/15/05	23,285,000	23,260,690
3.125% 12/15/07	13,000,000	12,999,103
6% 5/15/08	43,574,000	47,515,181
Freddie Mac:
2.7% 3/16/07	18,000,000	17,916,804
2.75% 10/15/06	76,422,000	76,369,793
2.85% 2/23/07	15,000,000	14,924,460
2.875% 12/15/06	28,440,000	28,465,340
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		223,050,149
U.S. Treasury Obligations - 7.2%
U.S. Treasury Bonds:
10% 5/15/10	5,021,000	5,228,704
11.75% 2/15/10	1,625,000	1,669,181
12% 8/15/13	17,526,000	23,070,648
U.S. Treasury Notes:
1.625% 2/28/06	22,953,000	22,740,501
2.375% 8/31/06	18,020,000	17,977,058
3.5% 11/15/06	185,000	188,404
4.375% 5/15/07	21,470,000	22,346,405
TOTAL U.S. TREASURY OBLIGATIONS		93,220,901
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $316,065,850)		316,271,050
U.S. Government Agency - Mortgage Securities - 6.0%

Fannie Mae - 4.7%
4.5% 11/1/19 (c)	19,500,000	19,536,563
5.5% 8/1/14 to 6/1/19	19,504,447	20,233,012
6.5% 2/1/08 to 1/1/33	16,382,140	17,377,430
7% 1/1/11 to 6/1/32	2,300,198	2,444,511
7% 10/1/19 (c)	766,744	813,707
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
7.5% 5/1/12 to 10/1/14	$ 265,231	$ 282,085
11.5% 11/1/15	106,153	121,080
TOTAL FANNIE MAE		60,808,388
Freddie Mac - 1.2%
4% 11/1/19 (c)	15,000,000	14,732,813
8.5% 5/1/26 to 7/1/28	347,022	382,416
12% 11/1/19	19,657	22,239
TOTAL FREDDIE MAC		15,137,468
Government National Mortgage Association - 0.1%
7% 1/15/25 to 6/15/32	1,877,454	2,005,659
7% 11/1/34 (c)	102,476	109,329
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		2,114,988
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $77,501,053)		78,060,844
Asset-Backed Securities - 21.0%

Accredited Mortgage Loan Trust:
Series 2003-2 Class A1, 4.23% 10/25/33	1,785,303	1,774,752
Series 2003-3 Class A1, 4.46% 1/25/34	1,728,808	1,730,961
Series 2004-2 Class A2, 2.2325% 7/25/34 (f)	2,200,907	2,200,806
Series 2004-3:
Class 2M3, 3.0525% 10/25/34 (f)	435,000	435,228
Class 2M4, 3.2825% 10/25/34 (f)	185,000	185,173
ACE Securities Corp.:
Series 2002-HE1, Class A 2.2725% 6/25/32 (f)	210,064	210,346
Series 2002-HE2 Class A2A, 2.3625% 8/25/32 (f)	45,465	45,485
Series 2003-HE1:
Class A2, 2.3425% 11/25/33 (f)	1,726,729	1,729,698
Class M1, 2.5825% 11/25/33 (f)	430,000	431,690
Class M2, 3.6325% 11/25/33 (f)	270,000	274,643
Series 2003-NC1 Class A2A, 2.3525% 7/25/33 (f)	2,105,503	2,110,521
Series 2004-HE1 Class A2B, 2.3825% 2/25/34 (f)	1,420,000	1,420,313
American Express Credit Account Master Trust Series 2004-C Class C, 2.37% 2/15/12 (b)(f)	3,300,000	3,299,793
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
AmeriCredit Automobile Receivables Trust:
Series 2001-B Class A4, 5.37% 6/12/08	$ 1,621,246	$ 1,644,941
Series 2003-CF Class A4, 3.48% 5/6/10	1,810,000	1,827,764
Series 2004-1:
Class A3, 3.22% 7/6/08	870,000	873,379
Class B, 3.7% 1/6/09	150,000	150,987
Class C, 4.22% 7/6/09	155,000	156,839
Class D, 5.07% 7/6/10	1,105,000	1,122,226
Series 2004-CA Class A4, 3.61% 5/6/11	630,000	634,595
Ameriquest Mortgage Securities, Inc.:
Series 2002-AR1 Class M1, 2.6425% 9/25/32 (f)	1,100,000	1,102,754
Series 2003-3 Class S, 5% 9/25/05 (h)	2,376,596	67,590
Series 2003-7 Class M1, 2.7825% 8/25/33 (f)	625,000	630,679
Series 2004-R10 Class M1, 2.54% 11/25/34 (f)	1,370,000	1,370,000
Series 2004-R11 Class M1, 0% 11/27/34 (c)(f)	2,040,000	2,040,000
Series 2004-R9:
Class A3, 2.2525% 10/25/34 (f)	2,140,000	2,139,251
Class M2, 2.5825% 10/25/34 (f)	1,515,000	1,513,442
Class M4, 3.1025% 10/25/34 (f)	1,945,000	1,945,064
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 2.2625% 6/25/32 (f)	464,197	464,154
Series 2002-BC7 Class M1, 2.7325% 10/25/32 (f)	1,100,000	1,101,032
Argent Securities, Inc.:
Series 2003-W3:
Class AV1B, 2.3825% 9/25/33 (f)	219,123	219,708
Class AV2, 2.3325% 9/25/33 (f)	213,219	213,553
Class M2, 3.7325% 9/25/33 (f)	3,100,000	3,184,228
Series 2003-W6 Class AV2, 2.3025% 1/25/34 (f)	2,215,290	2,217,207
Series 2003-W7:
Class A2, 2.3225% 3/1/34 (f)	2,008,048	2,012,383
Class M1, 2.6225% 3/1/34 (f)	2,500,000	2,512,711
Series 2003-W9 Class M1, 2.6225% 3/25/34 (f)	1,800,000	1,809,484
Series 2004-W5 Class M1, 2.5325% 4/25/34 (f)	830,000	831,173
Asset Backed Funding Certificates Series 2004-HE1 Class M2, 3.0825% 1/25/34 (f)	485,000	484,977
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2001-HE3 Class A1, 2.14% 11/15/31 (f)	195,832	195,993
Series 2002-HE3 Class 2A, 2.27% 10/15/32 (f)	84,423	84,488
Series 2003-HE2 Class A2, 2.25% 4/15/33 (f)	969,258	970,508
Series 2003-HE3 Class A2, 2.22% 6/15/33 (f)	186,808	186,863
Series 2003-HE4 Class A3, 2.09% 8/15/33 (f)	413,204	413,355
Series 2003-HE5 Class A2B, 4% 8/15/33	458,622	457,240
Series 2003-HE7 Class A3, 2.23% 12/15/33 (f)	1,748,351	1,749,609
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Asset Backed Securities Corp. Home Equity Loan Trust: - continued
Series 2004-HE3 Class M2, 3.0525% 6/25/34 (f)	$ 700,000	$ 700,226
Series 2004-HE6 Class A2, 2.2925% 6/25/34 (f)	5,642,952	5,642,694
Associates Automobile Receivables Trust Series 2000-1 Class B, 7.83% 8/15/07	1,162,400	1,168,397
Bank One Issuance Trust:
Series 2002-B2 Class B2, 2.21% 5/15/08 (f)	1,100,000	1,101,970
Series 2002-C2 Class C2, 2.86% 5/15/08 (f)	7,345,000	7,382,734
Bayview Financial Acquisition Trust Series 2004-C Class A1, 2.3788% 5/28/44 (f)	2,749,875	2,749,338
Bayview Financial Asset Trust Series 2000-F Class A, 2.4588% 9/28/43 (f)	2,295,155	2,299,817
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 2.4088% 2/28/44 (f)	1,674,475	1,675,914
Bear Stearns Asset Backed Securities I:
Series 2004-BO1:
Class M2, 2.69% 9/25/34 (f)	794,000	794,000
Class M3, 3% 9/25/34 (f)	540,000	540,000
Class M4, 3.15% 9/25/34 (f)	460,000	460,000
Class M5, 3.35% 9/25/34 (f)	435,000	435,000
Series 2004-HE8:
Class M1, 2.5825% 9/25/34 (f)	1,800,000	1,799,915
Class M2, 3.1325% 9/25/34 (f)	890,000	889,092
BMW Vehicle Owner Trust Series 2002-A Class A3, 3.8% 5/25/06	81,148	81,260
Capital Auto Receivables Asset Trust:
Series 2002-4, Class CTFS, 2.62% 3/17/08	957,727	957,071
Series 2002-5 Class B, 2.8% 4/15/08	886,644	887,432
Capital One Auto Finance Trust Series 2002-A Class A4, 4.79% 1/15/09	1,900,000	1,933,545
Capital One Master Trust:
Series 1999-3 Class B, 2.35% 9/15/09 (f)	1,000,000	1,000,958
Series 2001-1 Class B, 2.38% 12/15/10 (f)	1,700,000	1,711,374
Series 2001-8A Class A, 4.6% 8/17/09	1,390,000	1,433,292
Series 2002-3A Class B, 4.55% 2/15/08	2,250,000	2,263,822
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 2.55% 7/15/08 (f)	2,250,000	2,257,995
Series 2003-B1 Class B1, 3.04% 2/17/09 (f)	5,715,000	5,791,415
Capital Trust Ltd. Series 2004-1:
Class A2, 2.36% 7/20/39 (b)(f)	645,000	645,000
Class B, 2.66% 7/20/39 (b)(f)	340,000	340,000
Class C, 3.01% 7/20/39 (b)(f)	435,000	435,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
CDC Mortgage Capital Trust:
Series 2001-HE1 Class A, 2.2725% 1/25/32 (f)	$ 8,783	$ 8,783
Series 2002-HE2:
Class A, 2.2225% 1/25/33 (f)	109,759	109,826
Class M1, 2.6325% 1/25/33 (f)	899,998	904,861
Chase Credit Card Master Trust Series 2003-6 Class B, 2.22% 2/15/11 (f)	2,150,000	2,163,376
Chase Credit Card Owner Trust:
Series 2002-2 Class C, 2.77% 7/16/07 (f)	2,785,000	2,791,283
Series 2004-1 Class B, 2.07% 5/15/09 (f)	875,000	874,945
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 2.72% 10/15/07 (f)	3,000,000	3,007,225
Series 2002-C1 Class C1, 2.7% 2/9/09 (f)	3,000,000	3,038,212
Series 2003-C1 Class C1, 3.14% 4/7/10 (f)	2,600,000	2,657,895
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 2.3425% 12/25/33 (b)(f)	2,186,485	2,186,643
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class M2, 3.9325% 9/25/32 (f)	2,410,000	2,472,189
Series 2004-2:
Class 3A4, 2.1825% 7/25/34 (f)	1,715,000	1,714,921
Class M1, 2.4325% 5/25/34 (f)	1,075,000	1,074,950
Series 2004-3 Class 3A4, 2.1825% 8/25/34 (f)	2,590,000	2,573,512
Series 2004-4:
Class A, 2.3025% 8/25/34 (f)	970,436	970,024
Class M1, 2.4125% 7/25/34 (f)	775,000	774,680
Class M2, 2.4625% 6/25/34 (f)	920,000	919,629
CS First Boston Mortgage Securities Corp. Series 2004-FRE1:
Class A2, 2.2825% 4/25/34 (f)	1,531,129	1,531,059
Class B1, 3.7325% 4/25/34 (f)	1,295,000	1,294,937
Class M3, 2.5825% 4/25/34 (f)	1,315,000	1,314,938
Discover Card Master Trust I Series 2003-4 Class B1, 2.2% 5/16/11 (f)	1,775,000	1,781,269
Fannie Mae guaranteed REMIC pass thru certificates Series 2004-T5:
Class AB1, 2.1825% 5/28/35 (f)	3,628,547	3,806,008
Class AB3, 2.3245% 5/28/35 (f)	3,200,835	3,229,843
Class AB8, 2.2825% 5/28/35 (f)	3,275,400	3,473,236
First USA Secured Note Trust Series 2001-3 Class C, 2.94% 11/19/08 (b)(f)	2,645,000	2,663,598
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 2.3825% 2/25/34 (f)	150,000	149,993
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Fremont Home Loan Trust: - continued
Class M2, 2.4325% 2/25/34 (f)	$ 150,000	$ 149,993
Series 2004-A Class M2, 3.0825% 1/25/34 (f)	1,100,000	1,099,948
Series 2004-C:
Class M1, 2.5825% 8/25/34 (f)	1,120,000	1,120,000
Class M3, 3.0825% 8/25/34 (f)	3,000,000	3,000,000
Greenpoint Credit LLC Series 2001-1 Class 1A, 2.1513% 4/20/32 (f)	1,079,917	1,075,650
GS Mortgage Securities Corp.:
Series 2003-HE1 Class M2, 3.7113% 6/20/33 (f)	1,810,000	1,842,183
Series 2003-HE2 Class M1, 2.5825% 8/25/33 (f)	650,000	652,657
5.5% 11/25/32 (b)	613,244	612,631
GSAMP Trust Series 2002-NC1 Class A2, 2.2525% 7/25/32 (f)	192,611	193,420
Harwood Street Funding I LLC Series 2004-1A Class CTFS, 3.7575% 9/20/09 (b)(f)	4,400,000	4,400,000
Home Equity Asset Trust:
Series 2002-2 Class A4, 2.2825% 6/25/32 (f)	389,368	389,547
Series 2002-4 Class M2, 3.9825% 3/25/33 (f)	400,000	405,594
Series 2002-5 Class A3, 2.4525% 5/25/33 (f)	1,027,636	1,032,430
Series 2003-3 Class A4, 2.3925% 2/25/33 (f)	779,301	781,681
Series 2003-5 Class A2, 2.2825% 12/25/33 (f)	2,147,769	2,149,220
Series 2003-7 Class A2, 2.3125% 3/25/34 (f)	2,307,765	2,310,407
Series 2003-8 Class M1, 2.6525% 4/25/34 (f)	845,000	848,683
Series 2004-1 Class M2, 3.1325% 6/25/34 (f)	655,000	656,118
Series 2004-2 Class A2, 2.2225% 7/25/34 (f)	1,435,055	1,434,995
Series 2004-3:
Class M1, 2.5025% 8/25/34 (f)	425,000	424,980
Class M2, 3.1325% 8/25/34 (f)	465,000	464,978
Class M3, 3.3825% 8/25/34 (f)	200,000	199,990
Series 2004-6 Class A2, 2.2825% 12/25/34 (f)	3,935,142	3,928,854
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (b)	29,153	29,226
Series 2003-2N Class A, 8% 9/27/33 (b)	122,785	123,399
Series 2003-3N Class A, 8% 9/27/33 (b)	125,831	126,775
Series 2003-5N Class A, 7.5% 1/27/34 (b)	60,728	61,031
Household Automotive Trust Series 2004-1 Class A4, 3.93% 7/18/11	1,170,000	1,185,175
Household Home Equity Loan Trust:
Series 2002-3 Class A, 2.36% 7/20/32 (f)	487,238	487,430
Series 2003-2 Class M, 2.49% 9/20/33 (f)	507,666	509,079
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Household Mortgage Loan Trust:
Series 2003-HC2:
Class A2, 2.24% 6/20/33 (f)	$ 1,260,040	$ 1,262,308
Class M, 2.51% 6/20/33 (f)	1,054,776	1,055,758
Series 2004-HC1 Class A, 2.1613% 2/20/34 (f)	2,043,640	2,043,030
Household Private Label Credit Card Master Note Trust I:
Series 2002-2 Class B, 2.42% 1/18/11 (f)	1,000,000	1,006,964
Series 2002-3 Class B, 3.12% 9/15/09 (f)	1,215,000	1,226,117
MASTR Asset Backed Securities Trust Series 2004-FRE1 Class M1, 2.4825% 7/25/34 (f)	1,146,000	1,145,937
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 2.245% 10/15/08 (f)	1,350,000	1,353,129
Series 2001-B2 Class B2, 2.23% 1/15/09 (f)	4,750,000	4,765,790
Series 2002-B1 Class B1, 5.15% 7/15/09	1,025,000	1,065,838
Series 2002-B2 Class B2, 2.25% 10/15/09 (f)	3,600,000	3,615,999
Series 2002-B3 Class B3, 2.27% 1/15/08 (f)	1,100,000	1,101,950
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 1.93% 9/15/10 (f)	1,500,000	1,508,058
Series 1998-G Class B, 2.27% 2/17/09 (f)	1,550,000	1,553,947
Series 2000-L Class B, 2.37% 4/15/10 (f)	650,000	654,609
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 2.4325% 7/25/34 (f)	425,000	424,980
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-HE1 Class A1, 2.3825% 7/25/34 (f)	2,489,672	2,491,587
Series 2003-OPT1 Class M1, 2.5825% 7/25/34 (f)	1,145,000	1,149,349
Series 2004-CB6 Class A1, 2.2625% 7/25/35 (f)	2,231,005	2,231,005
Series 2004-FM1 Class M2, 3.0825% 1/25/35 (f)	300,000	300,793
Morgan Stanley ABS Capital I, Inc.:
Series 2003-HE1 Class M2, 3.8325% 5/25/33 (f)	325,000	329,844
Series 2003-NC5 Class M2, 3.9325% 4/25/33 (f)	575,000	586,432
Series 2004-HE6 Class A2, 2.2725% 8/25/34 (f)	3,854,924	3,855,732
Series 2004-NC6 Class A2, 2.2725% 7/25/34 (f)	1,252,776	1,251,508
Series 2004-NC7 Class A3, 2.2325% 7/25/34 (f)	5,000,000	4,995,628
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC1 Class M2, 3.0025% 10/25/31 (f)	225,000	225,880
Series 2002-AM3 Class A3, 2.4225% 2/25/33 (f)	455,433	456,898
Series 2002-HE2 Class M1, 2.6325% 8/25/32 (f)	1,150,000	1,157,269
Series 2002-NC1 Class M1, 2.7325% 2/25/32 (b)(f)	755,000	761,203
Series 2003-NC1 Class M1, 2.9825% 11/25/32 (f)	535,000	542,883
Series 2003-NC2 Class M2, 3.9325% 2/25/33 (f)	615,000	628,814
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (b)(f)(h)	1,725,000	665,850
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
National Collegiate Student Loan Trust Series 2004-2 Class AIO, 9.75% 10/25/14 (h)	$ 1,885,000	$ 1,057,293
Navistar Financial Corp. Owner Trust Series 2001-B Class B, 4.83% 11/17/08	1,341,041	1,350,387
New Century Home Equity Loan Trust Series 2003-2 Class AIO, 4.5% 3/25/05 (f)(h)	25,823,160	294,384
Onyx Acceptance Owner Trust Series 2002-C Class A4, 4.07% 4/15/09	970,000	982,322
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 0% 1/25/35 (c)(f)	1,905,000	1,905,000
Series 2004-WCW1:
Class M1, 2.5625% 9/25/34 (f)	640,000	640,173
Class M2, 2.6125% 9/25/34 (f)	380,000	380,132
Class M3, 3.1825% 9/25/34 (f)	730,000	730,240
Class M4, 3.3825% 9/25/34 (f)	1,000,000	1,000,494
Series 2004-WCW2 Class A2, 2.3125% 10/25/34 (f)	3,051,311	3,051,171
Providian Gateway Master Trust Series 2002-B Class A, 2.57% 6/15/09 (b)(f)	1,400,000	1,410,833
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ2 Class A1, 3.6% 4/25/33	1,102,476	1,105,603
Series 2004-RS10 Class MII2, 3.21% 10/25/34 (f)	2,600,000	2,600,000
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (b)	965,732	955,772
Saxon Asset Securities Trust Series 2004-2 Class MV1, 2.5125% 8/25/35 (f)	980,000	979,954
Sears Credit Account Master Trust II:
Series 2002-4 Class B, 2.295% 8/18/09 (f)	1,100,000	1,102,082
Series 2002-5 Class B, 3.12% 11/17/09 (f)	2,200,000	2,204,910
Securitized Asset Back Receivables LLC Trust Series 2004-NC1:
Class A2, 2.1825% 2/25/34 (f)	2,139,901	2,139,803
Class M1, 2.4525% 2/25/34 (f)	610,000	608,569
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 1.5525% 6/15/21 (f)	1,800,000	1,806,891
Series 2004-A:
Class B, 2.1% 6/15/33 (f)	400,000	404,781
Class C, 2.47% 6/15/33 (f)	1,020,000	1,031,475
Series 2004-B Class C, 2.2225% 9/15/33 (f)	1,900,000	1,899,677
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 2.32% 3/15/11 (b)(f)	2,520,000	2,522,364
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 2.3625% 9/25/34 (f)	2,422,473	2,428,542
Series 2003-6HE Class A1, 2.4025% 11/25/33 (f)	768,953	771,041
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Terwin Mortgage Trust: - continued
Series 2003-8HE Class A, 2.4025% 12/25/34 (f)	$ 1,049,088	$ 1,049,684
Series 2004-1HE Class A1, 2.4425% 2/25/35 (b)(f)	978,501	980,030
Triad Auto Receivables Owner Trust Series 2002-A Class A4, 3.24% 8/12/09	1,505,000	1,515,632
Volkswagen Auto Lease Trust Series 2004-A Class A3, 2.84% 7/20/07	2,610,000	2,607,677
WFS Financial Owner Trust:
Series 2004-3:
Class A4, 3.93% 2/17/12	5,000,000	5,065,321
Class D, 4.07% 2/17/12	1,410,000	1,421,525
Series 2004-4 Class D, 3.58% 5/17/12	1,100,000	1,099,953
TOTAL ASSET-BACKED SECURITIES (Cost $272,171,348)		273,257,560
Collateralized Mortgage Obligations - 9.7%

Private Sponsor - 7.1%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 2.3325% 1/25/34 (f)	1,659,730	1,659,173
Series 2004-2 Class 7A3, 2.35% 2/25/35 (f)	3,000,000	3,000,000
Countrywide Home Loans, Inc.:
floater Series 2004-16 Class A1, 2.3325% 9/25/34 (f)	3,085,476	3,082,602
sequential pay:
Series 2002-25 Class 2A1, 5.5% 11/27/17	971,712	979,639
Series 2002-32 Class 2A3, 5% 1/25/18	309,799	314,096
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR4 Class 5A2, 2.3025% 5/25/34 (f)	761,627	761,155
Series 2004-AR5 Class 11A2, 2.3025% 6/25/34 (f)	1,085,110	1,082,678
Series 2004-AR8 Class 8A2, 2.3125% 9/25/34 (f)	1,808,000	1,810,726
Granite Mortgages PLC floater:
Series 2004-1 Class 1C, 2.81% 3/20/44 (f)	875,000	878,555
Series 2004-2:
Class 1A2, 1.98% 6/20/28 (f)	2,000,000	1,999,414
Class 1C, 2.61% 6/20/44 (f)	890,000	891,599
Holmes Financing No. 8 PLC floater:
Series 1 Class B, 2.2% 7/15/40 (f)	430,000	430,134
Series 2:
Class A, 2.15% 4/15/11 (f)	3,650,000	3,649,287
Class B, 2.24% 7/15/40 (f)	565,000	565,000
Class C, 2.79% 7/15/40 (f)	1,295,000	1,295,405
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 2.29% 10/25/34 (f)	$ 2,800,000	$ 2,800,000
Impac CMB Trust floater:
Series 2004-6 Class 1A2, 2.3225% 10/25/34 (f)	1,054,041	1,052,919
Series 2004-9:
Class M2, 2.6088% 4/25/35 (f)	1,005,000	1,005,000
Class M3, 2.6588% 4/25/35 (f)	745,000	745,000
Class M4, 3.0088% 4/25/35 (f)	380,000	380,000
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	390,273	408,706
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2587% 8/25/17 (f)	2,018,622	2,100,628
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A Class 2A1, 2.3225% 3/25/28 (f)	2,866,085	2,873,133
Series 2003-F Class A2, 2.46% 10/25/28 (f)	3,754,832	3,755,858
Series 2004-B Class A2, 1.8525% 6/25/29 (f)	5,209,963	5,202,438
Series 2004-C Class A2, 2.1506% 7/25/29 (f)	3,518,407	3,511,172
Series 2004-D Class A2, 2.34% 9/25/29 (f)	3,057,429	3,059,542
Series 2003-E Class XA1, 1% 10/25/28 (f)(h)	13,605,812	203,784
Series 2003-G Class XA1, 1% 1/25/29 (h)	11,909,929	185,318
Series 2003-H Class XA1, 1% 1/25/29 (b)(h)	10,399,899	163,195
Mortgage Asset Backed Securities Trust floater Series 2002-NC1 Class M1, 2.7825% 10/25/32 (f)	1,600,000	1,615,275
Permanent Financing No. 3 PLC floater Series 2 Class C, 2.9125% 6/10/42 (f)	605,000	608,025
Permanent Financing No. 4 PLC floater:
Series 1:
Class B, 2.0025% 6/10/42 (f)	415,000	414,805
Class M, 2.0925% 6/10/42 (f)	330,000	329,536
Series 2:
Class C, 2.13% 6/10/42 (f)	1,495,000	1,494,484
Class M, 2.1925% 6/10/42 (f)	345,000	345,592
Permanent Financing No. 5 PLC floater:
Series 1 Class C, 2.3625% 6/10/42 (f)	610,000	609,809
Series 2 Class C, 2.5125% 6/10/42 (f)	915,000	914,714
Series 3 Class C, 2.6825% 6/10/42 (f)	1,935,000	1,935,000
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	1,627,831	1,694,471
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (b)(h)	45,806,348	468,800
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Sequoia Mortgage Trust:
floater:
Series 2003-5 Class A2, 2.2513% 9/20/33 (f)	$ 1,221,803	$ 1,218,221
Series 2003-6 Class A2, 2.5313% 11/20/33 (f)	2,654,115	2,653,685
Series 2003-7 Class A2, 1.8788% 1/20/34 (f)	3,411,499	3,411,352
Series 2004-2 Class A, 2.1913% 3/20/34 (f)	1,308,217	1,303,703
Series 2004-3 Class A, 2.33% 5/20/34 (f)	3,188,864	3,172,299
Series 2004-4 Class A, 2.4613% 5/20/34 (f)	2,705,423	2,697,719
Series 2004-5 Class A3, 1.8625% 6/20/34 (f)	2,657,962	2,652,978
Series 2004-6 Class A3A, 2.1638% 6/20/35 (f)	2,179,134	2,177,091
Series 2004-7 Class A3A, 2.285% 8/20/34 (f)	2,347,615	2,345,947
Series 2004-8 Class A2, 2.35% 9/20/34 (f)	3,195,657	3,199,027
Series 2003-7 Class X1, 0.7923% 1/20/34 (f)(h)	114,180,886	1,311,299
Series 2003-8 Class X1, 0.6188% 1/20/34 (f)(h)	62,030,096	729,337
Series 2004-1 Class X1, 0.8% 2/20/34 (h)	14,566,694	173,549
Structured Asset Securities Corp. floater Series 2004-NP1 Class A, 2.3325% 9/25/33 (b)(f)	986,981	986,498
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	381,460	394,326
Series 2004-RA2 Class 2A, 7% 7/25/33	787,526	817,550
Wells Fargo Mortgage Backed Securities Trust Series 2003-14 Class 1A1, 4.75% 12/25/18	2,095,594	2,100,408
TOTAL PRIVATE SPONSOR		91,621,656
U.S. Government Agency - 2.6%
Fannie Mae planned amortization class:
Series 1993-183 Class J, 6.5% 11/25/22	885,027	886,870
Series 1993-187 Class L, 6.5% 7/25/23	2,221,043	2,311,541
Series 1993-206 Class KA, 6.5% 12/25/22	124,397	124,738
Series 1994-30 Class JA, 5% 7/25/23	1,360,000	1,383,635
Series 1994-51 Class PH, 6.5% 1/25/23	19,403	19,376
Series 1994-63 Class PH, 7% 6/25/23	222,579	223,452
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2001-53 Class OH, 6.5% 6/25/30	89,361	89,474
Series 2001-71 Class QD, 6% 4/25/15	1,551,310	1,557,362
Series 2003-16 Class PA, 4.5% 11/25/09	352,581	355,187
Series 2003-19 Class MJ, 4.25% 5/25/30	2,278,931	2,289,998
Series 2004-31 Class IA, 4.5% 6/25/10 (h)	1,545,000	96,223
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac planned amortization class Series 2355 Class CD, 6.5% 6/15/30	$ 66,790	$ 67,002
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 1714 Class H, 6.75% 5/15/23	164,382	164,831
Series 2322 Class HC, 6.5% 3/15/30	1,276	1,275
Series 2376 Class JC, 5.5% 2/15/14	750,348	752,146
Series 2420 Class BE, 6.5% 12/15/30	1,889,501	1,915,468
Series 2443 Class TD, 6.5% 10/15/30	1,755,568	1,783,721
Series 2489 Class PD, 6% 2/15/31	2,157,158	2,201,568
Series 2496 Class OC, 5.5% 9/15/14	8,120,979	8,227,824
sequential pay:
Series 2458 Class VK, 6.5% 3/15/13	974,398	979,123
Series 2523 Class JB, 5% 6/15/15	2,500,992	2,552,085
Series 2609 Class UJ, 6% 2/15/17	2,299,893	2,438,102
Series 1803 Class A, 6% 12/15/08	384,705	398,201
Series 2764:
Class DZ, 5% 2/15/33	67,982	67,929
Class ZB, 5% 3/15/33	33,354	33,332
Series FHR 2762 Class BZ, 5% 3/15/34	905,902	906,191
Series FHR 2809 Class WZ, 5% 3/15/34	512,276	512,342
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class:
Series 2001-53 Class TA, 6% 12/20/30	425,738	429,791
Series 2002-5 Class PD, 6.5% 5/16/31	1,341,368	1,379,410
TOTAL U.S. GOVERNMENT AGENCY		34,148,197
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $126,135,621)		125,769,853
Commercial Mortgage Securities - 8.4%

1301 Avenue of The Americas Trust Series 2000-1301:
Class C, 7.44% 8/3/10 (b)(f)	1,155,000	1,194,661
Class D, 7.54% 8/3/10 (b)(f)	1,545,000	1,598,865
280 Park Avenue Trust floater Series 2001-280 Class X1, 1.0166% 2/3/11 (b)(f)(h)	15,489,182	752,099
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	480,069	500,424
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Asset Securitization Corp.: - continued
Series 1995-MD4 Class ACS2, 2.3425% 8/13/29 (f)(h)	$ 19,456,628	$ 1,476,960
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (f)(h)	10,829,059	622,656
Banc of America Commercial Mortgage, Inc.:
Series 2002-2 Class XP, 2.0357% 7/11/43 (b)(f)(h)	7,829,474	574,599
Series 2003-2 Class XP, 0.5862% 3/11/41 (b)(f)(h)	33,365,000	454,491
Banc of America Large Loan, Inc. floater:
Series 2002-FL2A Class A2, 2.16% 9/8/14 (b)(f)	677,046	677,313
Series 2003-BBA2:
Class A3, 2.19% 11/15/15 (b)(f)	1,145,000	1,145,138
Class C, 2.34% 11/15/15 (b)(f)	235,000	236,178
Class D, 2.42% 11/15/15 (b)(f)	365,000	367,209
Class F, 2.77% 11/15/15 (b)(f)	260,000	262,084
Class H, 3.27% 11/15/15 (b)(f)	235,000	236,591
Class J, 3.82% 11/15/15 (b)(f)	245,000	248,513
Class K, 4.47% 11/15/15 (b)(f)	220,000	222,378
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 2.5125% 12/25/33 (b)(f)	3,629,633	3,654,728
Series 2004-1:
Class A, 2.2925% 4/25/34 (b)(f)	1,525,231	1,520,346
Class B, 3.8325% 4/25/34 (b)(f)	190,654	190,177
Class M1, 2.4925% 4/25/34 (b)(f)	95,327	95,148
Class M2, 3.1325% 4/25/34 (b)(f)	95,327	95,230
Series 2004-2:
Class A, 2.3625% 8/25/34 (b)(f)	1,508,091	1,509,564
Class M1, 2.5125% 8/25/34 (b)(f)	486,322	486,056
Series 2004-1 Class IO, 1.25% 4/25/34 (b)(h)	16,177,787	1,087,147
Bear Stearns Commercial Mortgage Securities, Inc.:
floater:
Series 2004-BBA3 Class E, 2.57% 6/15/17 (b)(f)	2,265,000	2,265,807
Series 2004-HS2A:
Class E, 2.7675% 1/14/16 (b)(f)	350,000	351,340
Class F, 2.9175% 1/14/16 (b)(f)	225,000	225,831
Series 2002-TOP8 Class X2, 2.3376% 8/15/38 (b)(f)(h)	8,392,586	791,739
Series 2003-PWR2 Class X2, 0.8574% 5/11/39 (b)(f)(h)	22,016,715	623,599
Series 2003-T12 Class X2, 0.9242% 8/13/39 (b)(f)(h)	15,835,000	460,716
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.6887% 5/15/35 (b)(f)(h)	44,630,396	2,586,965
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class B, 2.3081% 12/12/13 (b)(f)	$ 425,828	$ 423,981
sequential pay:
Series 1999-2 Class A1, 7.032% 1/15/32	554,856	596,678
Series 2000-3 Class A1, 7.093% 10/15/32	1,123,994	1,212,658
COMM:
floater:
Series 2000-FL3A Class C, 2.63% 11/15/12 (b)(f)	614,968	614,718
Series 2001-FL5A Class D, 3.12% 11/15/13 (b)(f)	953,849	953,849
Series 2002-FL6 Class G, 3.77% 6/14/14 (b)(f)	800,000	802,776
Series 2002-FL7:
Class D, 2.44% 11/15/14 (b)(f)	520,000	520,884
Class H, 4.12% 11/15/14 (b)(f)	1,232,000	1,227,724
Class MPP, 4.27% 11/15/14 (b)(f)	850,000	850,000
Series 2003-FL9 Class B, 2.37% 11/15/15 (b)(f)	3,790,707	3,799,381
Series 2004-LBN2 Class X2, 1.2761% 3/10/39 (b)(f)(h)	3,530,423	157,428
Commercial Mortgage Pass Through Certificates floater Series 2004-HTL1:
Class B, 2.32% 7/15/16 (b)(f)	125,000	125,026
Class D, 2.42% 7/15/16 (b)(f)	290,000	290,140
Class E, 2.62% 7/15/16 (b)(f)	205,000	205,043
Class F, 2.67% 7/15/16 (b)(f)	220,000	219,986
Class H, 3.17% 7/15/16 (b)(f)	630,000	629,960
Class J, 3.32% 7/15/16 (b)(f)	245,000	244,984
Class K, 4.22% 7/15/16 (b)(f)	275,000	274,488
Commercial Mortgage pass thru certificates:
floater Series 2004-CNL:
Class G, 2.8381% 9/15/14 (b)(f)	310,000	310,194
Class H, 2.9381% 9/15/14 (b)(f)	330,000	330,206
Class J, 3.4581% 9/15/14 (b)(f)	115,000	115,072
Class K, 3.8581% 9/15/14 (b)(f)	180,000	180,113
Class L, 4.0581% 9/15/14 (b)(f)	145,000	145,091
Series 2004-CNL Class X1, 2.1179% 9/15/14 (b)(f)(h)	23,140,000	705,770
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (b)	744,933	787,767
CS First Boston Mortgage Securities Corp.:
floater Series 2003-TF2A:
Class A2, 2.19% 11/15/14 (b)(f)	1,200,000	1,200,177
Class C, 2.42% 11/15/14 (b)(f)	240,000	240,853
Class E, 2.82% 11/15/14 (b)(f)	190,000	191,064
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.: - continued
Class H, 3.77% 11/15/14 (b)(f)	$ 235,000	$ 236,195
Class K, 4.97% 11/15/14 (b)(f)	350,000	352,716
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	548,565	556,699
Series 1999-C1 Class A2, 7.29% 9/15/41	3,000,000	3,415,258
Series 2001-CK3 Class A2, 6.04% 6/15/34	1,050,000	1,089,118
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	19,809,334	742,335
Series 2003-C3 Class ASP, 2.0628% 5/15/38 (b)(f)(h)	25,206,918	1,835,101
Series 2003-C4 Class ASP, 0.7811% 8/15/36 (b)(f)(h)	17,984,547	372,208
Series 2004-C1 Class ASP, 1.2147% 1/15/37 (b)(f)(h)	17,340,000	726,272
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	630,000	700,777
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 6/10/33	792,765	826,750
EQI Financing Partnership I LP Series 1997-1 Class B, 7.37% 12/20/15 (b)	320,008	339,165
Equitable Life Assurance Society of the United States:
sequential pay Series 174 Class A1, 7.24% 5/15/06 (b)	1,000,000	1,059,574
Series 174 Class B1, 7.33% 5/15/06 (b)	500,000	530,307
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	2,450,862	2,638,290
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.7804% 5/15/33 (b)(f)(h)	11,814,412	478,470
GE Commercial Mortgage Corp. sequential pay Series 2004-C3 Class A2, 4.433% 7/10/39	1,805,000	1,844,083
GGP Mall Properties Trust:
floater Series 2001-C1A Class A3, 2.57% 2/15/14 (b)(f)	778,467	782,518
sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (b)	1,281,438	1,324,121
GMAC Commercial Mortgage Securities, Inc.:
sequential pay Series 1997-C2 Class A3, 6.566% 4/15/29	1,223,417	1,315,759
Series 2003-C3 Class X2, 0.9782% 12/10/38 (b)(f)(h)	21,111,745	690,990
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (b)	1,150,000	1,175,065
Series 2003-C1 Class XP, 2.3678% 7/5/35 (b)(f)(h)	12,754,869	1,073,327
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Greenwich Capital Commercial Funding Corp.: - continued
Series 2003-C2 Class XP, 1.3364% 1/5/36 (b)(f)(h)	$ 24,935,000	$ 1,112,056
GS Mortgage Securities Corp. II:
sequential pay Series 2003-C1 Class A2A, 3.59% 1/10/40	1,705,000	1,711,344
Series 2004-C1 Class X2, 1.1821% 10/10/28 (b)(f)(h)	13,585,000	498,034
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (b)	710,675	785,693
Host Marriot Pool Trust sequential pay Series 1999-HMTA:
Class A, 6.98% 8/3/15 (b)	575,636	619,790
Class D, 7.97% 8/3/15 (b)	425,000	485,839
J.P. Morgan Chase Commercial Mortgage Securities Corp.:
Series 2002-C3 Class X2, 1.327% 7/12/35 (b)(f)(h)	7,000,723	316,051
Series 2003-LN1 Class X2, 0.9035% 10/15/37 (b)(f)(h)	27,972,092	876,259
Series 2004-C1 Class X2, 1.3148% 1/15/38 (b)(f)(h)	4,490,000	209,226
Series 2004-CB8 Class X2, 1.3847% 1/12/39 (b)(f)(h)	5,480,000	286,990
LB UBS Westfield Trust Series 2001-WM Class X, 0.781% 7/14/16 (b)(f)(h)	12,500,444	421,044
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2003-C3 Class A2, 3.086% 5/15/27	1,465,000	1,439,245
Series 2002-C4 Class XCP, 1.6963% 10/15/35 (b)(f)(h)	13,355,000	765,664
Series 2002-C7 Class XCP, 1.1897% 1/15/36 (b)(h)	14,590,000	538,478
Series 2003-C1 Class XCP, 1.6568% 12/15/36 (b)(f)(h)	7,565,000	386,457
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (b)(h)	11,720,000	611,075
Series 2004-C6 Class XCP, 0.931% 8/15/36 (b)(f)(h)	16,330,000	566,772
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-LLFA:
Class E, 2.7675% 12/16/14 (b)(f)	2,080,000	2,102,678
Class J, 3.9175% 12/16/14 (b)(f)	1,420,000	1,455,777
Merrill Lynch Mortgage Trust Series 2002-MW1 Class XP, 1.8266% 7/12/34 (b)(f)(h)	5,862,659	342,057
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1999-CAM1 Class A2, 6.76% 3/15/32	125,860	134,003
Series 1999-LIFE Class A1, 6.97% 4/15/33	561,556	597,534
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Morgan Stanley Capital I, Inc.: - continued
Series 1997-RR:
Class B, 7.3067% 4/30/39 (b)(f)	$ 706,104	$ 727,976
Class C, 7.4367% 4/30/39 (b)(f)	1,275,066	1,352,091
Series 1999-1NYP Class F, 7.4888% 5/3/30 (b)(f)	1,690,000	1,752,730
Series 2003-IQ5 Class X2, 1.2321% 4/15/38 (b)(f)(h)	10,090,000	452,266
Series 2003-IQ6 Class X2, 0.7581% 12/15/41 (b)(f)(h)	16,995,000	547,440
Morgan Stanley Dean Witter Capital I Trust:
floater Series 2002-XLF:
Class D, 2.74% 8/5/14 (b)(f)	1,122,377	1,127,638
Class F, 3.99% 8/5/14 (b)(f)	2,051,738	2,087,654
Series 2003-HQ2 Class X2, 1.5963% 3/12/35 (b)(f)(h)	13,498,875	872,299
Series 2003-TOP9 Class X2, 1.6792% 11/13/36 (b)(f)(h)	9,055,000	581,672
Mortgage Capital Funding, Inc. sequential pay:
Series 1996-MC1 Class A2B, 7.9% 2/15/06	549,324	577,455
Series 1998-MC2 Class A2, 6.423% 6/18/30	1,543,670	1,666,281
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 6/20/31	566,619	603,878
Salomon Brothers Mortgage Securities VII, Inc. floater Series 2001-CDCA Class C, 2.67% 2/15/13 (b)(f)	1,364,000	1,363,234
STRIPs III Ltd./STRIPs III Corp. floater Series 2004-1A Class A, 2.4125% 3/24/18 (b)(f)	1,790,090	1,790,090
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A1, 6.537% 11/15/04 (b)	4,780,000	4,787,963
Trizechahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (b)	1,555,000	1,669,212
Wachovia Bank Commercial Mortgage Trust:
floater Series 2004-WHL3:
Class A2, 2.05% 3/15/14 (b)(f)	735,000	735,400
Class E, 2.37% 3/15/14 (b)(f)	460,000	461,785
Class F, 2.42% 3/15/14 (b)(f)	365,000	366,316
Class G, 2.65% 3/15/14 (b)(f)	185,000	185,683
Series 2003-C8 Class XP, 0.8682% 11/15/35 (b)(f)(h)	13,442,253	329,248
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Wachovia Bank Commercial Mortgage Trust: - continued
Series 2003-C9 Class XP, 0.8853% 12/15/35 (b)(f)(h)	$ 9,002,071	$ 240,167
Series 2004-WHL3X Class 1A, 1.0654% 3/15/14 (b)(f)(h)	80,661,648	761,607
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $108,428,280)		109,277,812
Foreign Government and Government Agency Obligations - 0.3%

Chilean Republic 5.625% 7/23/07	740,000	780,700
United Mexican States 4.625% 10/8/08	3,190,000	3,244,230
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,904,708)		4,024,930
Fixed-Income Funds - 12.3%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $159,998,812)	1,610,855	160,296,181
Cash Equivalents - 1.3%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.87%, dated 10/29/04 due 11/1/04) (Cost $16,603,000)	$ 16,605,585	16,603,000
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,336,459,394)		1,343,281,467
NET OTHER ASSETS - (3.3)%		(42,907,763)
NET ASSETS - 100%		$ 1,300,373,704
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Eurodollar Contracts
132 Eurodollar 90 Day Index Contracts	Dec. 2004	$ 131,232,750	$ 13,606
132 Eurodollar 90 Day Index Contracts	March 2005	131,165,100	62,947
153 Eurodollar 90 Day Index Contracts	June 2005	151,965,338	235,070
153 Eurodollar 90 Day Index Contracts	Sept. 2005	151,898,400	259,539
153 Eurodollar 90 Day Index Contracts	Dec. 2005	151,819,987	268,757
153 Eurodollar 90 Day Index Contracts	March 2006	151,753,050	275,295
116 Eurodollar 90 Day Index Contracts	June 2006	115,006,750	266,670
83 Eurodollar 90 Day Index Contracts	Sept. 2006	89,191,361	154,418
74 Eurodollar 90 Day Index Contracts	Dec. 2006	75,500,354	146,584
62 Eurodollar 90 Day Index Contracts	March 2007	64,360,893	195,677
51 Eurodollar 90 Day Index Contracts	June 2007	52,987,819	29,471
10 Eurodollar 90 Day Index Contracts	Sept. 2007	9,897,750	37,835
			1,945,869
Sold
Eurodollar Contracts
35 Eurodollar 90 Day Index Contracts	Dec. 2007	34,631,188	(25,078)
42 Eurodollar 90 Day Index Contracts	March 2008	41,546,400	(29,568)
32 Eurodollar 90 Day Index Contracts	June 2008	31,645,600	(22,528)
26 Eurodollar 90 Day Index Contracts	Sept. 2008	25,705,225	(17,979)
20 Eurodollar 90 Day Index Contracts	Dec. 2008	19,767,750	(13,580)
13 Eurodollar 90 Day Index Contracts	March 2009	12,845,788	(8,515)
			(117,248)
			$ 1,828,621
Swap Agreements
		Notional Amount	Value
Credit Default Swap

Receive annually a fixed rate of .5% multiplied by the notional amount and pay to Deutsche Bank, upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)

	March 2010	$ 6,000,000	$ (6,420)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value

Receive annually a fixed rate of .5% multiplied by the notional amount and pay to Lehman Brothers, Inc., upon each default event of one of the issues of Dow Jones CDX N.A. Investment Grade 3, par value of the proportional notional amount (e)

	March 2010	$ 6,000,000	$ (6,420)
Receive quarterly notional amount multiplied by .38% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	March 2009	1,300,000	5,871
Receive quarterly notional amount multiplied by .38% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	March 2009	500,000	2,258
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	1,000,000	4,135
Receive quarterly notional amount multiplied by .5% and pay Merrill Lynch, Inc. upon default event of Consolidated Natural Gas Co., par value of the notional amount of Consolidated Natural Gas Co. 6.625% 12/1/08	July 2007	2,400,000	14,599
Receive quarterly notional amount multiplied by .5% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	June 2009	1,500,000	14,910
Receive quarterly notional amount multiplied by .59% and pay Merrill Lynch, Inc. upon default event of Raytheon Co., par value of the notional amount of Raytheon Co. 6.55% 3/15/10	March 2009	1,600,000	15,415
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swap - continued
Receive quarterly notional amount multiplied by .75% and pay Lehman Brothers, Inc. upon default event of AOL Time Warner, Inc., par value of the notional amount of AOL Time Warner, Inc. 6.875% 5/1/12	Sept. 2009	$ 4,500,000	$ 54,108
Receive quarterly notional amount multiplied by .78% and pay Morgan Stanley, Inc. upon default event of Sprint Capital Corp., par value of the notional amount of Sprint Capital Corp. 8.375% 3/15/12	Sept. 2009	2,500,000	41,882
Receive quarterly notional amount multiplied by .98% and pay Bank of America upon default event of Sprint Capital Corp., par value of the notional amount of Sprint Capital Corp. 6.875% 11/15/28	June 2009	2,250,000	48,607
TOTAL CREDIT DEFAULT SWAP		29,550,000	188,945
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.1422% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2007	8,280,000	24,752
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 50 basis points with Deutsche Bank	Feb. 2005	10,000,000	73,911
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	6,000,000	44,605
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Lehman Brothers, Inc.	Dec. 2004	6,000,000	39,342
Receive monthly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 32 basis points with Bank of America	Nov. 2004	6,645,000	42,165
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive quarterly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA
Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 30 basis points with Bank of America

	March 2005	$ 7,000,000	$ 71,866
Receive quarterly a return equal to that of Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 8 basis points with Bank of America	April 2005	6,645,000	0
TOTAL TOTAL RETURN SWAP		42,290,000	271,889
		$ 80,120,000	$ 485,586
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $119,420,981 or 9.2% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,598,778.
(e) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $5,498,000 of which $1,754,000 and $3,744,000 will expire on October 31, 2007 and 2008, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $16,603,000) (cost $1,336,459,394) - See accompanying schedule		$ 1,343,281,467
Cash		1,053,494
Receivable for investments sold		4,010,735
Receivable for swap agreements		3,076
Receivable for fund shares sold		3,709,348
Interest receivable		9,549,949
Receivable for daily variation on futures contracts		107,481
Swap agreements, at value		485,586
Total assets		1,362,201,136

Liabilities
Payable for investments purchased Regular delivery	$ 15,875,018
Delayed delivery	39,151,785
Payable for fund shares redeemed	5,237,972
Distributions payable	406,164
Accrued management fee	457,751
Distribution fees payable	378,199
Other affiliated payables	254,947
Other payables and accrued expenses	65,596
Total liabilities		61,827,432

Net Assets		$ 1,300,373,704
Net Assets consist of:
Paid in capital		$ 1,294,656,112
Undistributed net investment income		4,733,740
Accumulated undistributed net realized gain (loss) on investments		(8,176,528)
Net unrealized appreciation (depreciation) on investments		9,160,380
Net Assets		$ 1,300,373,704

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($357,760,385 ÷ 37,279,483 shares)	$ 9.60

Maximum offering price per share (100/98.50 of $9.60)	$ 9.75
Class T: Net Asset Value and redemption price per share ($517,439,648 ÷ 53,883,322 shares)	$ 9.60

Maximum offering price per share (100/98.50 of $9.60)	$ 9.75
Class B: Net Asset Value and offering price per share ($53,502,478 ÷ 5,566,251 shares)A	$ 9.61

Class C: Net Asset Value and offering price per share ($273,165,739 ÷ 28,439,484 shares)A	$ 9.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($98,505,454 ÷ 10,259,026 shares)	$ 9.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2004

Investment Income
Interest		$ 35,764,524
Security lending		14,589
Total income		35,779,113

Expenses
Management fee	$ 5,090,672
Transfer agent fees	2,434,312
Distribution fees	4,704,215
Accounting and security lending fees	258,455
Non-interested trustees' compensation	7,103
Custodian fees and expenses	44,760
Registration fees	207,937
Audit	52,874
Legal	4,767
Miscellaneous	15,379
Total expenses before reductions	12,820,474
Expense reductions	(3,592)	12,816,882
Net investment income		22,962,231
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,720,995
Futures contracts	287,159
Swap agreements	1,198,974
Total net realized gain (loss)		5,207,128
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,826,131)
Futures contracts	1,735,951
Swap agreements	398,311
Total change in net unrealized appreciation (depreciation)		308,131
Net gain (loss)		5,515,259
Net increase (decrease) in net assets resulting from operations		$ 28,477,490

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 22,962,231	$ 26,028,484
Net realized gain (loss)	5,207,128	12,524,137
Change in net unrealized appreciation (depreciation)	308,131	(2,717,720)
Net increase (decrease) in net assets resulting from operations	28,477,490	35,834,901
Distributions to shareholders from net investment income	(21,460,300)	(27,246,649)
Share transactions - net increase (decrease)	137,865,371	300,204,128
Total increase (decrease) in net assets	144,882,561	308,792,380

Net Assets
Beginning of period	1,155,491,143	846,698,763
End of period (including undistributed net investment income of $4,733,740 and undistributed net investment income of $1,900,936, respectively)	$ 1,300,373,704	$ 1,155,491,143

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.44	$ 9.49	$ 9.12	$ 9.15
Income from Investment Operations
Net investment incomeC	.202	.261	.381E	.523	.551
Net realized and unrealized gain (loss)	.040	.128	(.034)E	.386	(.028)
Total from investment operations	.242	.389	.347	.909	.523
Distributions from net investment income	(.192)	(.279)	(.397)	(.539)	(.553)
Net asset value, end of period	$ 9.60	$ 9.55	$ 9.44	$ 9.49	$ 9.12
Total ReturnA,B	2.56%	4.16%	3.78%	10.22%	5.91%
Ratios to Average Net AssetsD
Expenses before expense reductions	.87%	.81%	.80%	.85%	.83%
Expenses net of voluntary waivers, if any	.87%	.81%	.80%	.85%	.83%
Expenses net of all reductions	.87%	.81%	.80%	.84%	.83%
Net investment income	2.13%	2.74%	4.09%E	5.63%	6.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 357,760	$ 186,290	$ 106,018	$ 38,240	$ 16,698
Portfolio turnover rate	87%	102%	111%	145%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.45	$ 9.50	$ 9.13	$ 9.15
Income from Investment Operations
Net investment incomeC	.207	.261	.381E	.525	.550
Net realized and unrealized gain (loss)	.038	.118	(.036)E	.383	(.019)
Total from investment operations	.245	.379	.345	.908	.531
Distributions from net investment income	(.195)	(.279)	(.395)	(.538)	(.551)
Net asset value, end of period	$ 9.60	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Total ReturnA,B	2.59%	4.04%	3.75%	10.21%	6.00%
Ratios to Average Net AssetsD
Expenses before expense reductions	.83%	.82%	.82%	.85%	.84%
Expenses net of voluntary waivers, if any	.83%	.82%	.82%	.85%	.84%
Expenses net of all reductions	.83%	.82%	.82%	.85%	.83%
Net investment income	2.16%	2.73%	4.07%E	5.62%	6.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 517,440	$ 468,931	$ 388,495	$ 309,958	$ 279,306
Portfolio turnover rate	87%	102%	111%	145%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.56	$ 9.46	$ 9.43
Income from Investment Operations
Net investment incomeD	.130	.183	.281G
Net realized and unrealized gain (loss)	.038	.120	(.234)G
Total from investment operations	.168	.303	.047
Distributions from net investment income	(.118)	(.203)	(.017)
Net asset value, end of period	$ 9.61	$ 9.56	$ 9.46
Total ReturnB,C	1.77%	3.23%	.50%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.63%	1.61%	1.86%A
Expenses net of voluntary waivers, if any	1.63%	1.61%	1.65%A
Expenses net of all reductions	1.63%	1.61%	1.65%A
Net investment income	1.36%	1.94%	3.59%A,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,502	$ 49,353	$ 3,811
Portfolio turnover rate	87%	102%	111%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.45	$ 9.50	$ 9.13	$ 9.16
Income from Investment Operations
Net investment incomeC	.129	.182	.304E	.448	.467
Net realized and unrealized gain (loss)	.048	.118	(.037)E	.383	(.021)
Total from investment operations	.177	.300	.267	.831	.446
Distributions from net investment income	(.117)	(.200)	(.317)	(.461)	(.476)
Net asset value, end of period	$ 9.61	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Total ReturnA,B	1.86%	3.19%	2.90%	9.30%	5.01%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.65%	1.64%	1.64%	1.68%	1.68%
Expenses net of voluntary waivers, if any	1.65%	1.64%	1.64%	1.68%	1.68%
Expenses net of all reductions	1.65%	1.64%	1.63%	1.68%	1.67%
Net investment income	1.34%	1.91%	3.25%E	4.80%	5.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 273,166	$ 359,779	$ 283,046	$ 99,486	$ 50,824
Portfolio turnover rate	87%	102%	111%	145%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.55	$ 9.45	$ 9.50	$ 9.13	$ 9.15
Income from Investment Operations
Net investment incomeB	.225	.278	.397D	.540	.564
Net realized and unrealized gain (loss)	.038	.119	(.034)D	.387	(.015)
Total from investment operations	.263	.397	.363	.927	.549
Distributions from net investment income	(.213)	(.297)	(.413)	(.557)	(.569)
Net asset value, end of period	$ 9.60	$ 9.55	$ 9.45	$ 9.50	$ 9.13
Total ReturnA	2.78%	4.24%	3.95%	10.43%	6.21%
Ratios to Average Net AssetsC
Expenses before expense reductions	.64%	.63%	.64%	.66%	.67%
Expenses net of voluntary waivers, if any	.64%	.63%	.64%	.66%	.67%
Expenses net of all reductions	.64%	.63%	.63%	.66%	.67%
Net investment income	2.35%	2.92%	4.25%D	5.81%	6.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,505	$ 91,138	$ 65,330	$ 23,301	$ 7,655
Portfolio turnover rate	87%	102%	111%	145%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed-Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, financing transactions, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,991,524
Unrealized depreciation	(1,866,587)
Net unrealized appreciation (depreciation)	10,124,937
Undistributed ordinary income	3,398,765
Capital loss carryforward	(5,498,018)

Cost for federal income tax purposes	$ 1,333,156,530

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 21,460,300	$ 27,246,649

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Financing Transactions - continued

adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $468,537,323 and $384,953,227, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 373,992	$ -
Class T	0%	.15%	733,747	24,559
Class B	.65%	.25%	461,333	333,186
Class C	.75%	.25%	3,135,143	867,953
			$ 4,704,215	$ 1,225,698

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of a contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 112,348
Class T	67,852
Class B*	129,454
Class C*	142,350
$ 452,004

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 602,397.24
Class T	1,002,753.20
Class B	132,161.26
Class C	544,715.17
Institutional Class	152,286.17
	$ 2,434,312

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,091,081 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,592.

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 5,013,218	$ 4,157,590
Class T	9,968,400	13,023,102
Class B	631,694	541,261
Class C	3,806,748	7,051,516
Institutional Class	2,040,240	2,473,180
Total	$ 21,460,300	$ 27,246,649

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	29,233,051	20,802,909	$ 278,943,707	$ 198,897,539
Reinvestment of distributions	439,890	344,259	4,211,651	3,291,947
Shares redeemed	(11,910,485)	(12,855,965)	(113,916,095)	(122,878,485)
Net increase (decrease)	17,762,456	8,291,203	$ 169,239,263	$ 79,311,001
Class T
Shares sold	28,914,757	37,820,298	$ 277,148,967	$ 361,699,855
Reinvestment of distributions	903,574	1,149,084	8,659,227	10,991,925
Shares redeemed	(25,026,151)	(30,982,503)	(239,735,328)	(296,311,977)
Net increase (decrease)	4,792,180	7,986,879	$ 46,072,866	$ 76,379,803
Class B
Shares sold	2,729,377	6,189,378	$ 26,154,196	$ 59,258,449
Reinvestment of distributions	53,426	45,938	512,510	440,440
Shares redeemed	(2,378,750)	(1,475,998)	(22,795,089)	(14,147,798)
Net increase (decrease)	404,053	4,759,318	$ 3,871,617	$ 45,551,091
Class C
Shares sold	7,826,650	23,921,233	$ 75,024,654	$ 228,874,396
Reinvestment of distributions	249,628	469,309	2,393,112	4,490,147
Shares redeemed	(17,295,166)	(16,674,118)	(165,609,343)	(159,470,102)
Net increase (decrease)	(9,218,888)	7,716,424	$ (88,191,577)	$ 73,894,441
Institutional Class
Shares sold	6,288,234	8,171,676	$ 60,243,381	$ 78,200,044
Reinvestment of distributions	131,407	141,892	1,258,983	1,357,285
Shares redeemed	(5,702,420)	(5,685,068)	(54,629,162)	(54,489,537)
Net increase (decrease)	717,221	2,628,500	$ 6,873,202	$ 25,067,792

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed-Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed-Income Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2004

Annual Report

Trustees and Officers

The Trustees , Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Short Fixed-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II . Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed-Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Short Fixed-Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Andrew Dudley (39)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed-Income. Mr. Dudley is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed-Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Short Fixed-Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Short Fixed-Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Short Fixed-Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Short Fixed-Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Short Fixed-Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Short Fixed-Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Short Fixed-Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/06/04	12/03/04	$0.008

A total of 11.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SFII-UANN-1204
1.784770.101

Fidelity

Mortgage Securities

Fund

(A Class of Fidelity® Advisor Mortgage
Securities Fund)

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Distributions	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Mortgage Securities Fund	5.21%	7.05%	7.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Mortgage Securities Fund on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® Mortgage-Backed Securities Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity Mortgage Securities Fund

U.S. investment-grade bonds posted solid returns for the year ending October 31, 2004. It was a volatile period for high-quality debt, which struggled late in 2003 with rising yields and concerns about higher inflation. The asset class bounced back in the first quarter of 2004, as weak economic data and heightened terrorism fears sparked a flight to safety into investment-grade bonds. But those gains were erased early in the second quarter when a strong employment report led many to believe the economy was heating up again and that the Federal Reserve Board would respond by hiking interest rates. While the Fed did raise rates three times before period end, bonds recovered well. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 5.53%. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 6.59% and 5.57%, respectively. Treasuries - the most interest-rate-sensitive bond category - had a 4.97% advance for the year, according to the Lehman Brothers U.S. Treasury Index.

For the 12 months ending October 31, 2004, Fidelity Mortgage Securities Fund returned 5.21%. During the same period, the LipperSM U.S. Mortgage Funds Average returned 4.51%. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 5.57%. Aiding the fund's performance was advantageous security selection, owing to the ability of Fidelity's mortgage research team to accurately predict mortgage security prepayment levels. That led to an overweighting in lower-coupon mortgages, which generally outperformed higher-coupon securities during the year because they proved more resistant to mortgage prepayments. That said, the fund's performance likely would have benefited from a larger stake in higher-coupon securities during periods of market weakness. Elsewhere, the fund gained from its stake in collateralized mortgage obligations, which were helped in part by strong demand for higher-yielding mortgage securities. Likewise, yield-hungry investors boosted the prices of the fund's holdings in commercial mortgage-backed securities, which also benefited from improvement in the outlook for some segments of the commercial real estate market.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,037.30	$ 4.40
HypotheticalA	$ 1,000.00	$ 1,020.62	$ 4.38
Class T
Actual	$ 1,000.00	$ 1,036.80	$ 4.86
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 4.84
Class B
Actual	$ 1,000.00	$ 1,033.40	$ 8.28
HypotheticalA	$ 1,000.00	$ 1,016.75	$ 8.25
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,033.20	$ 8.59
HypotheticalA	$ 1,000.00	$ 1,016.45	$ 8.55
Fidelity Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,038.60	$ 3.18
HypotheticalA	$ 1,000.00	$ 1,021.84	$ 3.16
Institutional Class
Actual	$ 1,000.00	$ 1,038.50	$ 3.33
HypotheticalA	$ 1,000.00	$ 1,021.69	$ 3.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.86%
Class T	.95%
Class B	1.62%
Class C	1.68%
Fidelity Mortgage Securities Fund	.62%
Institutional Class	.65%

Annual Report

Investment Changes

Coupon Distribution as of October 31, 2004
	% of fund's investments	% of fund's investments 6 months ago
Less than 2%	2.6	12.9
2 - 2.99%	8.9	2.7
3 - 3.99%	3.3	1.9
4 - 4.99%	17.3	16.6
5 - 5.99%	29.0	24.9
6 - 6.99%	17.6	24.7
7 - 7.99%	5.0	8.8
8% and over	0.7	1.2
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of October 31, 2004
6 months ago
Years	3.0	4.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	2.9	4.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Mortgage Securities 73.4%		Mortgage Securities 82.7%
	Corporate Bonds 0.7%		Corporate Bonds 1.2%
	CMOs and Other Mortgage Related Securities 17.1%		CMOs and Other Mortgage Related Securities 20.4%
	U.S. Government Agency Obligations 1.6%		U.S. Government Agency Obligations 1.8%
	Asset-Backed Securities 8.2%		Asset-Backed Securities 10.4%
	Short-Term Investments and Net Other Assets(dagger) (1.0)%		Short-Term Investments and Net Other Assets (dagger) (16.5)%
* Foreign investments	0.7%	** Foreign investments	0.6%
* Futures and Swaps	(1.2)%	** Futures and Swaps	0.2%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 73.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 58.9%
4% 6/1/18 to 5/1/19	$ 24,566	$ 24,166
4% 11/1/19 (c)	56,763	55,699
4.5% 11/1/19 (c)	100,000	100,188
4.5% 10/1/28 to 12/1/33	196,868	191,452
5% 9/1/16 to 11/1/18	72,868	74,466
5% 11/1/34 (c)	218,000	217,947
5.5% 4/1/09 to 12/1/33	201,364	207,491
5.5% 11/1/19 to 11/1/34 (c)	74,288	75,611
6% 4/1/13 to 8/1/31	49,183	51,453
6.5% 4/1/10 to 5/1/33	91,482	96,489
6.5% 11/1/34 (c)	3,227	3,393
7% 3/1/17 to 10/1/33	17,582	18,708
7.5% 4/1/22 to 9/1/32	6,597	7,070
8% 9/1/07 to 12/1/29	52	56
8.25% 1/1/13	5	5
8.5% 1/1/16 to 7/1/31	830	901
8.75% 11/1/08	5	5
9% 6/1/09 to 10/1/30	1,738	1,914
9.5% 11/1/06 to 8/1/22	284	316
11% 8/1/10	159	177
12.25% 5/1/13 to 5/1/15	55	63
12.5% 8/1/15 to 3/1/16	79	90
12.75% 2/1/15	5	6
13.5% 9/1/14 to 12/1/14	36	42
		1,127,708
Freddie Mac - 6.6%
5% 5/1/33 to 12/1/33	96,479	96,463
5.5% 3/1/29 to 7/1/29	151	154
6% 5/1/16 to 7/1/29	2,197	2,297
6.5% 1/1/24 to 9/1/24	3,033	3,204
7.5% 2/1/08 to 7/1/32	20,741	22,166
8% 10/1/07 to 4/1/21	104	112
8.5% 7/1/09 to 9/1/20	302	330
9% 9/1/08 to 5/1/21	807	891
10% 1/1/09 to 5/1/19	267	295
10.5% 8/1/10 to 2/1/16	23	26
12.25% 6/1/14	16	18
12.5% 5/1/12 to 12/1/14	143	162
13% 12/1/13 to 6/1/15	261	299
		126,417
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - 7.9%
6% 10/20/33 to 1/20/34	$ 127,937	$ 133,078
6.5% 5/15/28 to 7/15/34	4,577	4,848
7% 2/15/24 to 7/15/32	5,776	6,170
7.5% 7/15/05 to 4/15/32	3,571	3,851
8% 6/15/06 to 12/15/25	1,337	1,461
8.5% 7/15/16 to 10/15/28	2,152	2,366
9% 11/20/17	2	2
9.5% 12/15/24	5	5
10.5% 12/20/15 to 2/20/18	128	144
13% 10/15/13	32	37
13.5% 7/15/11 to 10/15/14	19	22
		151,984
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,391,161)		1,406,109
Asset-Backed Securities - 1.1%

ACE Securities Corp. Series 2003-FM1 Class M2, 3.7825% 11/25/32 (d)	1,450	1,474
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.8325% 10/25/33 (d)	1,265	1,302
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (b)	61	61
Series 2003-2N Class A, 8% 9/27/33 (b)	232	234
Home Equity Residual Distributions Trust Series 2002-1 Class A, 12.25% 11/25/05 (b)	1,725	1,725
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 2.6825% 7/25/33 (d)	3,770	3,798
Class M2, 3.7825% 7/25/33 (d)	2,600	2,667
Morgan Stanley ABS Capital I, Inc. Series 2003-NC6 Class M2, 3.8825% 6/27/33 (d)	6,165	6,299
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	2,232	2,238
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (b)	1,881	1,861
TOTAL ASSET-BACKED SECURITIES (Cost $21,373)		21,659
Collateralized Mortgage Obligations - 6.8%
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - 2.0%
Countrywide Home Loans, Inc. sequential pay:
Series 2002-25 Class 2A1, 5.5% 11/27/17	$ 1,771	$ 1,785
Series 2002-5 Class 2A1, 6% 4/25/17	1,612	1,610
Credit Suisse First Boston Mortgage Acceptance Corp. sequential pay Series 2003-1 Class 3A8, 6% 1/25/33	11,312	11,489
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2001-26 Class 3A1, 7.5% 11/25/31	220	220
Series 2002-15R Class A1, 7.3481% 1/28/32 (b)(d)	1,434	1,406
Series 2003-TFLA Class F, 2.4433% 4/15/13 (b)(d)	1,400	1,410
Master Alternative Loan Trust Series 2003-2 Class 4A1, 6.5% 4/25/18	13,989	14,235
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,560	2,664
Series 2004-SL2 Class A1, 6.5% 10/25/16	637	659
WAMU Mortgage pass thru certificates sequential pay Series 2002-S6 Class A25, 6% 10/25/32	1,597	1,612
TOTAL PRIVATE SPONSOR		37,090
U.S. Government Agency - 4.8%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	4,106	4,273
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049	10,750
Series 1999-15 Class PC, 6% 9/25/18	5,959	6,146
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1999-51 Class LK, 6.5% 8/25/29	10,000	10,588
Series 2002-9 Class C, 6.5% 6/25/30	5,000	5,378
Series 2003-73 Class GA, 3.5% 5/25/31	14,953	14,588
sequential pay:
Series 2001-15 Class VA, 6% 6/25/10	101	101
Series 2001-82 Class VB, 6.5% 3/25/16	7,489	7,550
Series 2002-50 Class LE, 7% 12/25/29	761	776
Series 2003-42 Class HS, 5.26% 12/25/17 (d)(e)	17,156	1,925
Series 2004-21 Class ZJ, 5.5% 6/25/32	142	141
Freddie Mac:
planned amortization class Series 70 Class C, 9% 9/15/20	339	339
sequential pay Series 2516 Class AH, 5% 1/15/16	882	901
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	$ 3,030	$ 3,183
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2368 Class PQ, 6.5% 8/15/30	446	448
Series 2435 Class GD, 6.5% 2/15/30	812	816
Series 2557 Class MA, 4.5% 7/15/16	726	730
Series 2707 Class QD, 4.5% 5/15/17	6,727	6,722
Series 2763 Class PD, 4.5% 12/15/17	4,360	4,357
sequential pay:
Series 2445 Class BD, 6.5% 6/15/30	111	111
Series 2750 Class ZT, 5% 2/15/34	2,243	2,023
Series 1658 Class GZ, 7% 1/15/24	5,611	5,953
Series 2568 Class SA, 9.328% 9/15/28 (d)	512	516
Series 2750 Class CZ, 5% 11/15/32	206	206
Series 2764:
Class DZ, 5% 2/15/33	107	107
Class ZB, 5% 3/15/33	52	52
Series 2807 Class TZ, 6% 12/15/31	75	75
Series 2885 Class PC, 4.5% 4/15/14	2,845	2,889
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2001-53 Class TA, 6% 12/20/30	843	851
TOTAL U.S. GOVERNMENT AGENCY		92,495
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $126,137)		129,585
Commercial Mortgage Securities - 5.7%

Asset Securitization Corp.:
Series 1995-MD4 Class ACS2, 2.3425% 8/13/29 (d)(e)	30,631	2,325
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (d)(e)	41,240	2,371
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class B, 4.888% 5/14/16 (b)	560	578
Class C, 4.937% 5/14/16 (b)	1,165	1,204
Class D, 4.986% 5/14/16 (b)	425	439
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA: - continued
Class E, 5.064% 5/14/16 (b)	$ 1,315	$ 1,357
Class F, 5.182% 5/14/16 (b)	315	325
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.6887% 5/15/35 (b)(d)(e)	32,617	1,891
Chase Commercial Mortgage Securities Corp. Series 1999-2:
Class E, 7.734% 1/15/32	1,110	1,268
Class F, 7.734% 1/15/32	600	674
COMM floater Series 2001-FL5A:
Class D, 3.12% 11/15/13 (b)(d)	6,359	6,359
Class E, 3.37% 11/15/13 (b)(d)	5,000	5,000
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class D, 2.4981% 9/15/14 (b)(d)	185	185
Class E, 2.5581% 9/15/14 (b)(d)	250	250
Class F, 2.6581% 9/15/14 (b)(d)	200	200
Class G, 2.8381% 9/15/14 (b)(d)	455	455
Class H, 2.9381% 9/15/14 (b)(d)	485	485
Class J, 3.4581% 9/15/14 (b)(d)	165	165
Class K, 3.8581% 9/15/14 (b)(d)	260	260
Class L, 4.0581% 9/15/14 (b)(d)	210	210
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	744	755
Series 1999-C1 Class A2, 7.29% 9/15/41	6,100	6,944
Series 1997-C2 Class D, 7.27% 1/17/35	5,175	5,793
Series 1998-C1 Class D, 7.17% 5/17/40	3,360	3,793
Series 2003-TFLA Class G, 2.4433% 4/15/13 (b)(d)	700	677
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,155	1,285
Fannie Mae sequential pay:
Series 1999-10 Class MZ, 6.5% 9/17/38	4,426	4,764
Series 2000-7 Class MB, 7.4899% 2/17/24 (d)	8,297	8,959
Fannie Mae guaranteed REMIC pass thru certificates Series 1998-49 Class MI, 0.8568% 6/17/38 (d)(e)	100,859	4,644
Greenwich Capital Commercial Funding Corp.:
floater Series 2003-FL1 Class MCH, 5.09% 7/5/18 (b)(d)	1,180	1,180
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (b)	2,600	2,657
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (d)	390	415
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A2, 7.95% 1/15/10	$ 2,790	$ 3,286
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (b)	10,815	9,237
Morgan Stanley Capital I, Inc. Series 1997-RR Class C, 7.4367% 4/30/39 (b)(d)	2,760	2,927
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class D1, 6.917% 11/15/04 (b)	18,200	18,229
Trizechahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (b)	7,895	8,475
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $110,628)		110,021
Fixed-Income Funds - 18.1%
	Shares
Fidelity Ultra-Short Central Fund (a) (Cost $346,441)	3,494,099	347,698
Cash Equivalents - 18.3%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.87%, dated 10/29/04 due 11/1/04) (f) (Cost $350,528)	$ 350,583	350,528
TOTAL INVESTMENT PORTFOLIO - 123.4% (Cost $2,346,268)		2,365,600
NET OTHER ASSETS - (23.4)%		(448,884)
NET ASSETS - 100%		$ 1,916,716
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,442,000 or 3.6% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(f) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value (000s)
$350,528,000 due 11/1/04 at 1.87%
Banc of America Securities LLC.	$ 128,747
Bank of America, National Association	34,563
Bear Stearns & Co. Inc.	16,418
Countrywide Securities Corporation	7,777
Credit Suisse First Boston LLC	8,641
Goldman, Sachs & Co.	34,563
Greenwich Capital Markets, Inc.	17,281
J.P. Morgan Securities, Inc.	17,281
Morgan Stanley & Co. Incorporated	25,922
Societe Generale, New York Branch	4,320
UBS Securities LLC	42,918
WestLB AG	12,097
$ 350,528
Income Tax Information
The fund hereby designates approximately $4,499,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)			October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $350,528) (cost $2,346,268) - See accompanying schedule		$ 2,365,600
Receivable for investments sold		5,429
Receivable for fund shares sold		3,752
Interest receivable		6,843
Total assets		2,381,624

Liabilities
Payable to custodian bank	$ 33
Payable for investments purchased Regular delivery	5,362
Delayed delivery	455,296
Payable for fund shares redeemed	2,167
Distributions payable	460
Accrued management fee	669
Distribution fees payable	184
Other affiliated payables	303
Other payables and accrued expenses	434
Total liabilities		464,908

Net Assets		$ 1,916,716
Net Assets consist of:
Paid in capital		$ 1,882,693
Undistributed net investment income		4,093
Accumulated undistributed net realized gain (loss) on investments		10,598
Net unrealized appreciation (depreciation) on investments		19,332
Net Assets		$ 1,916,716

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)		October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($55,195 ÷ 4,873.5 shares)	$ 11.33

Maximum offering price per share (100/95.25 of $11.33)	$ 11.90
Class T: Net Asset Value and redemption price per share ($130,827 ÷ 11,537 shares)	$ 11.34

Maximum offering price per share (100/96.50 of $11.34)	$ 11.75
Class B: Net Asset Value and offering price per share ($134,271 ÷ 11,857 shares) A	$ 11.32

Class C: Net Asset Value and offering price per share ($58,014 ÷ 5,128 shares) A	$ 11.31

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,525,173 ÷ 134,443 shares)	$ 11.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,236 ÷ 1,169.6 shares)	$ 11.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Interest		$ 73,909

Expenses
Management fee	$ 7,672
Transfer agent fees	2,852
Distribution fees	2,546
Accounting fees and expenses	648
Non-interested trustees' compensation	11
Custodian fees and expenses	123
Registration fees	206
Audit	91
Legal	8
Miscellaneous	19
Total expenses before reductions	14,176
Expense reductions	(7)	14,169
Net investment income		59,740
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		13,137
Change in net unrealized appreciation (depreciation) on: Investment securities	14,273
Delayed delivery commitments	266
Total change in net unrealized appreciation (depreciation)		14,539
Net gain (loss)		27,676
Net increase (decrease) in net assets resulting from operations		$ 87,416

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 59,740	$ 50,139
Net realized gain (loss)	13,137	31,028
Change in net unrealized appreciation (depreciation)	14,539	(15,648)
Net increase (decrease) in net assets resulting from operations	87,416	65,519
Distributions to shareholders from net investment income	(60,059)	(48,528)
Distributions to shareholders from net realized gain	(23,783)	(12,938)
Total distributions	(83,842)	(61,466)
Share transactions - net increase (decrease)	90,855	89,912
Total increase (decrease) in net assets	94,429	93,965

Net Assets
Beginning of period	1,822,287	1,728,322
End of period (including undistributed net investment income of $4,093 and undistributed net investment income of $2,809, respectively)	$ 1,916,716	$ 1,822,287

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.30	$ 11.26	$ 11.12	$ 10.53	$ 10.48
Income from Investment Operations
Net investment income C	.365	.282	.502E	.630	.665
Net realized and unrealized gain (loss)	.181	.112	.172E	.613	.086
Total from investment operations	.546	.394	.674	1.243	.751
Distributions from net investment income	(.366)	(.274)	(.534)	(.653)	(.701)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.516)	(.354)	(.534)	(.653)	(.701)
Net asset value, end of period	$ 11.33	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Total Return A, B	4.97%	3.56%	6.26%	12.15%	7.49%
Ratios to Average Net Assets D
Expenses before expense reductions	.86%	.81%	.84%	.85%	.88%
Expenses net of voluntary waivers, if any	.86%	.81%	.84%	.85%	.88%
Expenses net of all reductions	.86%	.81%	.84%	.85%	.88%
Net investment income	3.24%	2.51%	4.55% E	5.86%	6.44%
Supplemental Data
Net assets, end of period (in millions)	$ 55	$ 69	$ 63	$ 15	$ 5
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 11.28	$ 11.14	$ 10.54	$ 10.48
Income from Investment Operations
Net investment income C	.353	.270	.492E	.622	.653
Net realized and unrealized gain (loss)	.181	.101	.171E	.617	.092
Total from investment operations	.534	.371	.663	1.239	.745
Distributions from net investment income	(.354)	(.261)	(.523)	(.639)	(.685)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.504)	(.341)	(.523)	(.639)	(.685)
Net asset value, end of period	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Total ReturnA, B	4.86%	3.34%	6.15%	12.09%	7.42%
Ratios to Average Net AssetsD
Expenses before expense reductions	.96%	.93%	.94%	.96%	1.00%
Expenses net of voluntary waivers, if any	.96%	.93%	.94%	.96%	1.00%
Expenses net of all reductions	.96%	.93%	.94%	.96%	1.00%
Net investment income	3.14%	2.39%	4.45%E	5.75%	6.33%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 155	$ 195	$ 106	$ 61
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.30	$ 11.26	$ 11.12	$ 10.53	$ 10.48
Income from Investment Operations
Net investment income C	.278	.197	.421E	.551	.593
Net realized and unrealized gain (loss)	.172	.112	.171E	.611	.081
Total from investment operations	.450	.309	.592	1.162	.674
Distributions from net investment income	(.280)	(.189)	(.452)	(.572)	(.624)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.430)	(.269)	(.452)	(.572)	(.624)
Net asset value, end of period	$ 11.32	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Total ReturnA, B	4.08%	2.78%	5.48%	11.32%	6.70%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.63%	1.57%	1.58%	1.60%	1.60%
Expenses net of voluntary waivers, if any	1.63%	1.57%	1.58%	1.60%	1.60%
Expenses net of all reductions	1.63%	1.57%	1.57%	1.60%	1.60%
Net investment income	2.48%	1.75%	3.82%E	5.11%	5.73%
Supplemental Data
Net assets, end of period (in millions)	$ 134	$ 182	$ 176	$ 57	$ 20
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 11.25	$ 11.10	$ 10.89
Income from Investment Operations
Net investment income E	.273	.189	.413 H	.112
Net realized and unrealized gain (loss)	.172	.112	.173 H	.238
Total from investment operations	.445	.301	.586	.350
Distributions from net investment income	(.275)	(.181)	(.436)	(.140)
Distributions from net realized gain	(.150)	(.080)	-	-
Total distributions	(.425)	(.261)	(.436)	(.140)
Net asset value, end of period	$ 11.31	$ 11.29	$ 11.25	$ 11.10
Total Return B, C, D	4.04%	2.71%	5.43%	3.22%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.68%	1.64%	1.64%	1.60% A
Expenses net of voluntary waivers, if any	1.68%	1.64%	1.64%	1.60% A
Expenses net of all reductions	1.68%	1.64%	1.64%	1.60% A
Net investment income	2.42%	1.68%	3.75% H	4.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 99	$ 74	$ 3
Portfolio turnover rate	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Mortgage Securities Fund

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 11.28	$ 11.14	$ 10.54	$ 10.49
Income from Investment Operations
Net investment income B	.390	.306	.526 D	.654	.690
Net realized and unrealized gain (loss)	.183	.102	.170 D	.619	.078
Total from investment operations	.573	.408	.696	1.273	.768
Distributions from net investment income	(.393)	(.298)	(.556)	(.673)	(.718)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.543)	(.378)	(.556)	(.673)	(.718)
Net asset value, end of period	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Total Return A	5.21%	3.68%	6.47%	12.44%	7.66%
Ratios to Average Net Assets C
Expenses before expense reductions	.62%	.60%	.63%	.66%	.67%
Expenses net of voluntary waivers, if any	.62%	.60%	.63%	.66%	.67%
Expenses net of all reductions	.62%	.60%	.63%	.66%	.67%
Net investment income	3.48%	2.72%	4.76% D	6.04%	6.65%
Supplemental Data
Net assets, end of period (in millions)	$ 1,525	$ 1,302	$ 1,208	$ 430	$ 371
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 11.25	$ 11.11	$ 10.52	$ 10.47
Income from Investment Operations
Net investment income B	.387	.302	.513 D	.644	.684
Net realized and unrealized gain (loss)	.182	.112	.171 D	.610	.080
Total from investment operations	.569	.414	.684	1.254	.764
Distributions from net investment income	(.389)	(.294)	(.544)	(.664)	(.714)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.539)	(.374)	(.544)	(.664)	(.714)
Net asset value, end of period	$ 11.32	$ 11.29	$ 11.25	$ 11.11	$ 10.52
Total Return A	5.19%	3.75%	6.36%	12.27%	7.64%
Ratios to Average Net Assets C
Expenses before expense reductions	.66%	.63%	.75%	.76%	.73%
Expenses net of voluntary waivers, if any	.66%	.63%	.75%	.75%	.73%
Expenses net of all reductions	.66%	.63%	.75%	.75%	.72%
Net investment income	3.45%	2.69%	4.65% D	5.95%	6.60%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 16	$ 12	$ 7	$ 9
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,662
Unrealized depreciation	(4,419)
Net unrealized appreciation (depreciation)	20,243
Undistributed ordinary income	17,760

Cost for federal income tax purposes	$ 2,345,357

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 81,082	$ 59,849
Long-term Capital Gains	2,760	1,617
Total	$ 83,842	$ 61,466

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $29,209 and $136,954, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 90	$ -
Class T	0%	.25%	345	6
Class B	.65%	.25%	1,380	997
Class C	.75%	.25%	731	201
			$ 2,546	$ 1,204

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36
Class T	19
Class B*	528
Class C	24
$ 607

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 134.22
Class T	313.23
Class B	371.24
Class C	140.19
Fidelity Mortgage Securities Fund	1,872.14
Institutional Class	22.17
	$ 2,852

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,030 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 1,954	$ 1,813
Class T	4,349	4,490
Class B	3,827	3,348
Class C	1,788	1,677
Fidelity Mortgage Securities Fund	47,698	36,646
Institutional Class	443	554
Total	$ 60,059	$ 48,528
From net realized gain
Class A	$ 889	$ 479
Class T	1,953	1,376
Class B	2,324	1,318
Class C	1,223	596
Fidelity Mortgage Securities Fund	17,203	9,053
Institutional Class	191	116
Total	$ 23,783	$ 12,938

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	1,641	4,144	$ 18,405	$ 46,659
Reinvestment of distributions	217	170	2,435	1,916
Shares redeemed	(3,086)	(3,823)	(34,550)	(42,999)
Net increase (decrease)	(1,228)	491	$ (13,710)	$ 5,576
Class T
Shares sold	4,195	9,901	$ 47,196	$ 111,507
Reinvestment of distributions	522	461	5,858	5,190
Shares redeemed	(6,866)	(13,970)	(77,143)	(157,166)
Net increase (decrease)	(2,149)	(3,608)	$ (24,089)	$ (40,469)
Class B
Shares sold	713	7,431	$ 8,013	$ 83,615
Reinvestment of distributions	449	324	5,030	3,644
Shares redeemed	(5,387)	(7,324)	(60,324)	(82,329)
Net increase (decrease)	(4,225)	431	$ (47,281)	$ 4,930
Class C
Shares sold	835	7,175	$ 9,365	$ 80,647
Reinvestment of distributions	207	159	2,314	1,781
Shares redeemed	(4,707)	(5,095)	(52,702)	(57,171)
Net increase (decrease)	(3,665)	2,239	$ (41,023)	$ 25,257
Fidelity Mortgage Securities Fund
Shares sold	53,695	74,893	$ 604,255	$ 844,373
Reinvestment of distributions	5,298	3,676	59,524	41,397
Shares redeemed	(39,584)	(70,627)	(444,008)	(794,955)
Net increase (decrease)	19,409	7,942	$ 219,771	$ 90,815
Institutional Class
Shares sold	482	2,243	$ 5,417	$ 25,207
Reinvestment of distributions	39	43	433	482
Shares redeemed	(772)	(1,946)	(8,663)	(21,886)
Net increase (decrease)	(251)	340	$ (2,813)	$ 3,803

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of the fund. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

George A. Fischer (43)

Year of Election or Appointment: 2003

Vice President of the fund. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mortgage Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Mortgage Securities Fund	12/6/04	12/3/04	$.06

A total of .17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investment Money
Management Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investment Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Floating Rate High Income

Focused High Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

Mortgage Securities

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Total Bond

Ultra-Short Bond

U.S. Bond Index

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

MOR-UANN-1204
1.784764.101

Fidelity® Advisor

Mortgage Securities
Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Distributions	48

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	5.19%	7.00%	7.43%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Institutional Class on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® Mortgage-Backed Securities Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity® Advisor Mortgage Securities Fund

U.S. investment-grade bonds posted solid returns for the year ending October 31, 2004. It was a volatile period for high-quality debt, which struggled late in 2003 with rising yields and concerns about higher inflation. The asset class bounced back in the first quarter of 2004, as weak economic data and heightened terrorism fears sparked a flight to safety into investment-grade bonds. But those gains were erased early in the second quarter when a strong employment report led many to believe the economy was heating up again and that the Federal Reserve Board would respond by hiking interest rates. While the Fed did raise rates three times before period end, bonds recovered well. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 5.53%. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 6.59% and 5.57%, respectively. Treasuries - the most interest-rate-sensitive bond category - had a 4.97% advance for the year, according to the Lehman Brothers U.S. Treasury Index.

For the 12 months ending October 31, 2004, the fund's Institutional Class shares returned 5.19%. During the same period, the LipperSM U.S. Mortgage Funds Average returned 4.51%. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 5.57%. Aiding the fund's performance was advantageous security selection, owing to the ability of Fidelity's mortgage research team to accurately predict mortgage security prepayment levels. That led to an overweighting in lower-coupon mortgages, which generally outperformed higher-coupon securities during the year because they proved more resistant to mortgage prepayments. That said, the fund's performance likely would have benefited from a larger stake in higher-coupon securities during periods of market weakness. Elsewhere, the fund gained from its stake in collateralized mortgage obligations, which were helped in part by strong demand for higher-yielding mortgage securities. Likewise, yield-hungry investors boosted the prices of the fund's holdings in commercial mortgage-backed securities, which also benefited from improvement in the outlook for some segments of the commercial real estate market.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,037.30	$ 4.40
HypotheticalA	$ 1,000.00	$ 1,020.62	$ 4.38
Class T
Actual	$ 1,000.00	$ 1,036.80	$ 4.86
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 4.84
Class B
Actual	$ 1,000.00	$ 1,033.40	$ 8.28
HypotheticalA	$ 1,000.00	$ 1,016.75	$ 8.25
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,033.20	$ 8.59
HypotheticalA	$ 1,000.00	$ 1,016.45	$ 8.55
Fidelity Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,038.60	$ 3.18
HypotheticalA	$ 1,000.00	$ 1,021.84	$ 3.16
Institutional Class
Actual	$ 1,000.00	$ 1,038.50	$ 3.33
HypotheticalA	$ 1,000.00	$ 1,021.69	$ 3.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.86%
Class T	.95%
Class B	1.62%
Class C	1.68%
Fidelity Mortgage Securities Fund	.62%
Institutional Class	.65%

Annual Report

Investment Changes

Coupon Distribution as of October 31, 2004
	% of fund's investments	% of fund's investments 6 months ago
Less than 2%	2.6	12.9
2 - 2.99%	8.9	2.7
3 - 3.99%	3.3	1.9
4 - 4.99%	17.3	16.6
5 - 5.99%	29.0	24.9
6 - 6.99%	17.6	24.7
7 - 7.99%	5.0	8.8
8% and over	0.7	1.2
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of October 31, 2004
6 months ago
Years	3.0	4.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	2.9	4.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Mortgage Securities 73.4%		Mortgage Securities 82.7%
	Corporate Bonds 0.7%		Corporate Bonds 1.2%
	CMOs and Other Mortgage Related Securities 17.1%		CMOs and Other Mortgage Related Securities 20.4%
	U.S. Government Agency Obligations 1.6%		U.S. Government Agency Obligations 1.8%
	Asset-Backed Securities 8.2%		Asset-Backed Securities 10.4%
	Short-Term Investments and Net Other Assets(dagger) (1.0)%		Short-Term Investments and Net Other Assets (dagger) (16.5)%
* Foreign investments	0.7%	** Foreign investments	0.6%
* Futures and Swaps	(1.2)%	** Futures and Swaps	0.2%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 73.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 58.9%
4% 6/1/18 to 5/1/19	$ 24,566	$ 24,166
4% 11/1/19 (c)	56,763	55,699
4.5% 11/1/19 (c)	100,000	100,188
4.5% 10/1/28 to 12/1/33	196,868	191,452
5% 9/1/16 to 11/1/18	72,868	74,466
5% 11/1/34 (c)	218,000	217,947
5.5% 4/1/09 to 12/1/33	201,364	207,491
5.5% 11/1/19 to 11/1/34 (c)	74,288	75,611
6% 4/1/13 to 8/1/31	49,183	51,453
6.5% 4/1/10 to 5/1/33	91,482	96,489
6.5% 11/1/34 (c)	3,227	3,393
7% 3/1/17 to 10/1/33	17,582	18,708
7.5% 4/1/22 to 9/1/32	6,597	7,070
8% 9/1/07 to 12/1/29	52	56
8.25% 1/1/13	5	5
8.5% 1/1/16 to 7/1/31	830	901
8.75% 11/1/08	5	5
9% 6/1/09 to 10/1/30	1,738	1,914
9.5% 11/1/06 to 8/1/22	284	316
11% 8/1/10	159	177
12.25% 5/1/13 to 5/1/15	55	63
12.5% 8/1/15 to 3/1/16	79	90
12.75% 2/1/15	5	6
13.5% 9/1/14 to 12/1/14	36	42
		1,127,708
Freddie Mac - 6.6%
5% 5/1/33 to 12/1/33	96,479	96,463
5.5% 3/1/29 to 7/1/29	151	154
6% 5/1/16 to 7/1/29	2,197	2,297
6.5% 1/1/24 to 9/1/24	3,033	3,204
7.5% 2/1/08 to 7/1/32	20,741	22,166
8% 10/1/07 to 4/1/21	104	112
8.5% 7/1/09 to 9/1/20	302	330
9% 9/1/08 to 5/1/21	807	891
10% 1/1/09 to 5/1/19	267	295
10.5% 8/1/10 to 2/1/16	23	26
12.25% 6/1/14	16	18
12.5% 5/1/12 to 12/1/14	143	162
13% 12/1/13 to 6/1/15	261	299
		126,417
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - 7.9%
6% 10/20/33 to 1/20/34	$ 127,937	$ 133,078
6.5% 5/15/28 to 7/15/34	4,577	4,848
7% 2/15/24 to 7/15/32	5,776	6,170
7.5% 7/15/05 to 4/15/32	3,571	3,851
8% 6/15/06 to 12/15/25	1,337	1,461
8.5% 7/15/16 to 10/15/28	2,152	2,366
9% 11/20/17	2	2
9.5% 12/15/24	5	5
10.5% 12/20/15 to 2/20/18	128	144
13% 10/15/13	32	37
13.5% 7/15/11 to 10/15/14	19	22
		151,984
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,391,161)		1,406,109
Asset-Backed Securities - 1.1%

ACE Securities Corp. Series 2003-FM1 Class M2, 3.7825% 11/25/32 (d)	1,450	1,474
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.8325% 10/25/33 (d)	1,265	1,302
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (b)	61	61
Series 2003-2N Class A, 8% 9/27/33 (b)	232	234
Home Equity Residual Distributions Trust Series 2002-1 Class A, 12.25% 11/25/05 (b)	1,725	1,725
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 2.6825% 7/25/33 (d)	3,770	3,798
Class M2, 3.7825% 7/25/33 (d)	2,600	2,667
Morgan Stanley ABS Capital I, Inc. Series 2003-NC6 Class M2, 3.8825% 6/27/33 (d)	6,165	6,299
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	2,232	2,238
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (b)	1,881	1,861
TOTAL ASSET-BACKED SECURITIES (Cost $21,373)		21,659
Collateralized Mortgage Obligations - 6.8%
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - 2.0%
Countrywide Home Loans, Inc. sequential pay:
Series 2002-25 Class 2A1, 5.5% 11/27/17	$ 1,771	$ 1,785
Series 2002-5 Class 2A1, 6% 4/25/17	1,612	1,610
Credit Suisse First Boston Mortgage Acceptance Corp. sequential pay Series 2003-1 Class 3A8, 6% 1/25/33	11,312	11,489
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2001-26 Class 3A1, 7.5% 11/25/31	220	220
Series 2002-15R Class A1, 7.3481% 1/28/32 (b)(d)	1,434	1,406
Series 2003-TFLA Class F, 2.4433% 4/15/13 (b)(d)	1,400	1,410
Master Alternative Loan Trust Series 2003-2 Class 4A1, 6.5% 4/25/18	13,989	14,235
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,560	2,664
Series 2004-SL2 Class A1, 6.5% 10/25/16	637	659
WAMU Mortgage pass thru certificates sequential pay Series 2002-S6 Class A25, 6% 10/25/32	1,597	1,612
TOTAL PRIVATE SPONSOR		37,090
U.S. Government Agency - 4.8%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	4,106	4,273
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049	10,750
Series 1999-15 Class PC, 6% 9/25/18	5,959	6,146
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1999-51 Class LK, 6.5% 8/25/29	10,000	10,588
Series 2002-9 Class C, 6.5% 6/25/30	5,000	5,378
Series 2003-73 Class GA, 3.5% 5/25/31	14,953	14,588
sequential pay:
Series 2001-15 Class VA, 6% 6/25/10	101	101
Series 2001-82 Class VB, 6.5% 3/25/16	7,489	7,550
Series 2002-50 Class LE, 7% 12/25/29	761	776
Series 2003-42 Class HS, 5.26% 12/25/17 (d)(e)	17,156	1,925
Series 2004-21 Class ZJ, 5.5% 6/25/32	142	141
Freddie Mac:
planned amortization class Series 70 Class C, 9% 9/15/20	339	339
sequential pay Series 2516 Class AH, 5% 1/15/16	882	901
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	$ 3,030	$ 3,183
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2368 Class PQ, 6.5% 8/15/30	446	448
Series 2435 Class GD, 6.5% 2/15/30	812	816
Series 2557 Class MA, 4.5% 7/15/16	726	730
Series 2707 Class QD, 4.5% 5/15/17	6,727	6,722
Series 2763 Class PD, 4.5% 12/15/17	4,360	4,357
sequential pay:
Series 2445 Class BD, 6.5% 6/15/30	111	111
Series 2750 Class ZT, 5% 2/15/34	2,243	2,023
Series 1658 Class GZ, 7% 1/15/24	5,611	5,953
Series 2568 Class SA, 9.328% 9/15/28 (d)	512	516
Series 2750 Class CZ, 5% 11/15/32	206	206
Series 2764:
Class DZ, 5% 2/15/33	107	107
Class ZB, 5% 3/15/33	52	52
Series 2807 Class TZ, 6% 12/15/31	75	75
Series 2885 Class PC, 4.5% 4/15/14	2,845	2,889
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2001-53 Class TA, 6% 12/20/30	843	851
TOTAL U.S. GOVERNMENT AGENCY		92,495
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $126,137)		129,585
Commercial Mortgage Securities - 5.7%

Asset Securitization Corp.:
Series 1995-MD4 Class ACS2, 2.3425% 8/13/29 (d)(e)	30,631	2,325
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (d)(e)	41,240	2,371
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class B, 4.888% 5/14/16 (b)	560	578
Class C, 4.937% 5/14/16 (b)	1,165	1,204
Class D, 4.986% 5/14/16 (b)	425	439
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA: - continued
Class E, 5.064% 5/14/16 (b)	$ 1,315	$ 1,357
Class F, 5.182% 5/14/16 (b)	315	325
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.6887% 5/15/35 (b)(d)(e)	32,617	1,891
Chase Commercial Mortgage Securities Corp. Series 1999-2:
Class E, 7.734% 1/15/32	1,110	1,268
Class F, 7.734% 1/15/32	600	674
COMM floater Series 2001-FL5A:
Class D, 3.12% 11/15/13 (b)(d)	6,359	6,359
Class E, 3.37% 11/15/13 (b)(d)	5,000	5,000
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class D, 2.4981% 9/15/14 (b)(d)	185	185
Class E, 2.5581% 9/15/14 (b)(d)	250	250
Class F, 2.6581% 9/15/14 (b)(d)	200	200
Class G, 2.8381% 9/15/14 (b)(d)	455	455
Class H, 2.9381% 9/15/14 (b)(d)	485	485
Class J, 3.4581% 9/15/14 (b)(d)	165	165
Class K, 3.8581% 9/15/14 (b)(d)	260	260
Class L, 4.0581% 9/15/14 (b)(d)	210	210
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	744	755
Series 1999-C1 Class A2, 7.29% 9/15/41	6,100	6,944
Series 1997-C2 Class D, 7.27% 1/17/35	5,175	5,793
Series 1998-C1 Class D, 7.17% 5/17/40	3,360	3,793
Series 2003-TFLA Class G, 2.4433% 4/15/13 (b)(d)	700	677
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,155	1,285
Fannie Mae sequential pay:
Series 1999-10 Class MZ, 6.5% 9/17/38	4,426	4,764
Series 2000-7 Class MB, 7.4899% 2/17/24 (d)	8,297	8,959
Fannie Mae guaranteed REMIC pass thru certificates Series 1998-49 Class MI, 0.8568% 6/17/38 (d)(e)	100,859	4,644
Greenwich Capital Commercial Funding Corp.:
floater Series 2003-FL1 Class MCH, 5.09% 7/5/18 (b)(d)	1,180	1,180
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (b)	2,600	2,657
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (d)	390	415
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A2, 7.95% 1/15/10	$ 2,790	$ 3,286
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (b)	10,815	9,237
Morgan Stanley Capital I, Inc. Series 1997-RR Class C, 7.4367% 4/30/39 (b)(d)	2,760	2,927
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class D1, 6.917% 11/15/04 (b)	18,200	18,229
Trizechahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (b)	7,895	8,475
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $110,628)		110,021
Fixed-Income Funds - 18.1%
	Shares
Fidelity Ultra-Short Central Fund (a) (Cost $346,441)	3,494,099	347,698
Cash Equivalents - 18.3%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.87%, dated 10/29/04 due 11/1/04) (f) (Cost $350,528)	$ 350,583	350,528
TOTAL INVESTMENT PORTFOLIO - 123.4% (Cost $2,346,268)		2,365,600
NET OTHER ASSETS - (23.4)%		(448,884)
NET ASSETS - 100%		$ 1,916,716
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,442,000 or 3.6% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(f) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value (000s)
$350,528,000 due 11/1/04 at 1.87%
Banc of America Securities LLC.	$ 128,747
Bank of America, National Association	34,563
Bear Stearns & Co. Inc.	16,418
Countrywide Securities Corporation	7,777
Credit Suisse First Boston LLC	8,641
Goldman, Sachs & Co.	34,563
Greenwich Capital Markets, Inc.	17,281
J.P. Morgan Securities, Inc.	17,281
Morgan Stanley & Co. Incorporated	25,922
Societe Generale, New York Branch	4,320
UBS Securities LLC	42,918
WestLB AG	12,097
$ 350,528
Income Tax Information
The fund hereby designates approximately $4,499,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $350,528) (cost $2,346,268) - See accompanying schedule		$ 2,365,600
Receivable for investments sold		5,429
Receivable for fund shares sold		3,752
Interest receivable		6,843
Total assets		2,381,624

Liabilities
Payable to custodian bank	$ 33
Payable for investments purchased Regular delivery	5,362
Delayed delivery	455,296
Payable for fund shares redeemed	2,167
Distributions payable	460
Accrued management fee	669
Distribution fees payable	184
Other affiliated payables	303
Other payables and accrued expenses	434
Total liabilities		464,908

Net Assets		$ 1,916,716
Net Assets consist of:
Paid in capital		$ 1,882,693
Undistributed net investment income		4,093
Accumulated undistributed net realized gain (loss) on investments		10,598
Net unrealized appreciation (depreciation) on investments		19,332
Net Assets		$ 1,916,716

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($55,195 ÷ 4,873.5 shares)		$ 11.33

Maximum offering price per share (100/95.25 of $11.33)		$ 11.90
Class T: Net Asset Value and redemption price per share ($130,827 ÷ 11,537 shares)		$ 11.34

Maximum offering price per share (100/96.50 of $11.34)		$ 11.75
Class B: Net Asset Value and offering price per share ($134,271 ÷ 11,857 shares) A		$ 11.32

Class C: Net Asset Value and offering price per share ($58,014 ÷ 5,128 shares) A		$ 11.31

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,525,173 ÷ 134,443 shares)		$ 11.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,236 ÷ 1,169.6 shares)		$ 11.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands Year ended	October 31, 2004

Investment Income
Interest		$ 73,909

Expenses
Management fee	$ 7,672
Transfer agent fees	2,852
Distribution fees	2,546
Accounting fees and expenses	648
Non-interested trustees' compensation	11
Custodian fees and expenses	123
Registration fees	206
Audit	91
Legal	8
Miscellaneous	19
Total expenses before reductions	14,176
Expense reductions	(7)	14,169
Net investment income		59,740
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		13,137
Change in net unrealized appreciation (depreciation) on: Investment securities	14,273
Delayed delivery commitments	266
Total change in net unrealized appreciation (depreciation)		14,539
Net gain (loss)		27,676
Net increase (decrease) in net assets resulting from operations		$ 87,416

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 59,740	$ 50,139
Net realized gain (loss)	13,137	31,028
Change in net unrealized appreciation (depreciation)	14,539	(15,648)
Net increase (decrease) in net assets resulting from operations	87,416	65,519
Distributions to shareholders from net investment income	(60,059)	(48,528)
Distributions to shareholders from net realized gain	(23,783)	(12,938)
Total distributions	(83,842)	(61,466)
Share transactions - net increase (decrease)	90,855	89,912
Total increase (decrease) in net assets	94,429	93,965

Net Assets
Beginning of period	1,822,287	1,728,322
End of period (including undistributed net investment income of $4,093 and undistributed net investment income of $2,809, respectively)	$ 1,916,716	$ 1,822,287

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.30	$ 11.26	$ 11.12	$ 10.53	$ 10.48
Income from Investment Operations
Net investment income C	.365	.282	.502E	.630	.665
Net realized and unrealized gain (loss)	.181	.112	.172E	.613	.086
Total from investment operations	.546	.394	.674	1.243	.751
Distributions from net investment income	(.366)	(.274)	(.534)	(.653)	(.701)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.516)	(.354)	(.534)	(.653)	(.701)
Net asset value, end of period	$ 11.33	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Total Return A, B	4.97%	3.56%	6.26%	12.15%	7.49%
Ratios to Average Net Assets D
Expenses before expense reductions	.86%	.81%	.84%	.85%	.88%
Expenses net of voluntary waivers, if any	.86%	.81%	.84%	.85%	.88%
Expenses net of all reductions	.86%	.81%	.84%	.85%	.88%
Net investment income	3.24%	2.51%	4.55% E	5.86%	6.44%
Supplemental Data
Net assets, end of period (in millions)	$ 55	$ 69	$ 63	$ 15	$ 5
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 11.28	$ 11.14	$ 10.54	$ 10.48
Income from Investment Operations
Net investment income C	.353	.270	.492E	.622	.653
Net realized and unrealized gain (loss)	.181	.101	.171E	.617	.092
Total from investment operations	.534	.371	.663	1.239	.745
Distributions from net investment income	(.354)	(.261)	(.523)	(.639)	(.685)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.504)	(.341)	(.523)	(.639)	(.685)
Net asset value, end of period	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Total ReturnA, B	4.86%	3.34%	6.15%	12.09%	7.42%
Ratios to Average Net AssetsD
Expenses before expense reductions	.96%	.93%	.94%	.96%	1.00%
Expenses net of voluntary waivers, if any	.96%	.93%	.94%	.96%	1.00%
Expenses net of all reductions	.96%	.93%	.94%	.96%	1.00%
Net investment income	3.14%	2.39%	4.45%E	5.75%	6.33%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 155	$ 195	$ 106	$ 61
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.30	$ 11.26	$ 11.12	$ 10.53	$ 10.48
Income from Investment Operations
Net investment income C	.278	.197	.421E	.551	.593
Net realized and unrealized gain (loss)	.172	.112	.171E	.611	.081
Total from investment operations	.450	.309	.592	1.162	.674
Distributions from net investment income	(.280)	(.189)	(.452)	(.572)	(.624)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.430)	(.269)	(.452)	(.572)	(.624)
Net asset value, end of period	$ 11.32	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Total ReturnA, B	4.08%	2.78%	5.48%	11.32%	6.70%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.63%	1.57%	1.58%	1.60%	1.60%
Expenses net of voluntary waivers, if any	1.63%	1.57%	1.58%	1.60%	1.60%
Expenses net of all reductions	1.63%	1.57%	1.57%	1.60%	1.60%
Net investment income	2.48%	1.75%	3.82%E	5.11%	5.73%
Supplemental Data
Net assets, end of period (in millions)	$ 134	$ 182	$ 176	$ 57	$ 20
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 11.25	$ 11.10	$ 10.89
Income from Investment Operations
Net investment income E	.273	.189	.413 H	.112
Net realized and unrealized gain (loss)	.172	.112	.173 H	.238
Total from investment operations	.445	.301	.586	.350
Distributions from net investment income	(.275)	(.181)	(.436)	(.140)
Distributions from net realized gain	(.150)	(.080)	-	-
Total distributions	(.425)	(.261)	(.436)	(.140)
Net asset value, end of period	$ 11.31	$ 11.29	$ 11.25	$ 11.10
Total Return B, C, D	4.04%	2.71%	5.43%	3.22%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.68%	1.64%	1.64%	1.60% A
Expenses net of voluntary waivers, if any	1.68%	1.64%	1.64%	1.60% A
Expenses net of all reductions	1.68%	1.64%	1.64%	1.60% A
Net investment income	2.42%	1.68%	3.75% H	4.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 99	$ 74	$ 3
Portfolio turnover rate	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Mortgage Securities Fund

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 11.28	$ 11.14	$ 10.54	$ 10.49
Income from Investment Operations
Net investment income B	.390	.306	.526 D	.654	.690
Net realized and unrealized gain (loss)	.183	.102	.170 D	.619	.078
Total from investment operations	.573	.408	.696	1.273	.768
Distributions from net investment income	(.393)	(.298)	(.556)	(.673)	(.718)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.543)	(.378)	(.556)	(.673)	(.718)
Net asset value, end of period	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Total Return A	5.21%	3.68%	6.47%	12.44%	7.66%
Ratios to Average Net Assets C
Expenses before expense reductions	.62%	.60%	.63%	.66%	.67%
Expenses net of voluntary waivers, if any	.62%	.60%	.63%	.66%	.67%
Expenses net of all reductions	.62%	.60%	.63%	.66%	.67%
Net investment income	3.48%	2.72%	4.76% D	6.04%	6.65%
Supplemental Data
Net assets, end of period (in millions)	$ 1,525	$ 1,302	$ 1,208	$ 430	$ 371
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 11.25	$ 11.11	$ 10.52	$ 10.47
Income from Investment Operations
Net investment income B	.387	.302	.513 D	.644	.684
Net realized and unrealized gain (loss)	.182	.112	.171 D	.610	.080
Total from investment operations	.569	.414	.684	1.254	.764
Distributions from net investment income	(.389)	(.294)	(.544)	(.664)	(.714)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.539)	(.374)	(.544)	(.664)	(.714)
Net asset value, end of period	$ 11.32	$ 11.29	$ 11.25	$ 11.11	$ 10.52
Total Return A	5.19%	3.75%	6.36%	12.27%	7.64%
Ratios to Average Net Assets C
Expenses before expense reductions	.66%	.63%	.75%	.76%	.73%
Expenses net of voluntary waivers, if any	.66%	.63%	.75%	.75%	.73%
Expenses net of all reductions	.66%	.63%	.75%	.75%	.72%
Net investment income	3.45%	2.69%	4.65% D	5.95%	6.60%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 16	$ 12	$ 7	$ 9
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,662
Unrealized depreciation	(4,419)
Net unrealized appreciation (depreciation)	20,243
Undistributed ordinary income	17,760

Cost for federal income tax purposes	$ 2,345,357

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 81,082	$ 59,849
Long-term Capital Gains	2,760	1,617
Total	$ 83,842	$ 61,466

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $29,209 and $136,954, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 90	$ -
Class T	0%	.25%	345	6
Class B	.65%	.25%	1,380	997
Class C	.75%	.25%	731	201
			$ 2,546	$ 1,204

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36
Class T	19
Class B*	528
Class C	24
$ 607

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 134.22
Class T	313.23
Class B	371.24
Class C	140.19
Fidelity Mortgage Securities Fund	1,872.14
Institutional Class	22.17
	$ 2,852

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,030 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 1,954	$ 1,813
Class T	4,349	4,490
Class B	3,827	3,348
Class C	1,788	1,677
Fidelity Mortgage Securities Fund	47,698	36,646
Institutional Class	443	554
Total	$ 60,059	$ 48,528
From net realized gain
Class A	$ 889	$ 479
Class T	1,953	1,376
Class B	2,324	1,318
Class C	1,223	596
Fidelity Mortgage Securities Fund	17,203	9,053
Institutional Class	191	116
Total	$ 23,783	$ 12,938

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	1,641	4,144	$ 18,405	$ 46,659
Reinvestment of distributions	217	170	2,435	1,916
Shares redeemed	(3,086)	(3,823)	(34,550)	(42,999)
Net increase (decrease)	(1,228)	491	$ (13,710)	$ 5,576
Class T
Shares sold	4,195	9,901	$ 47,196	$ 111,507
Reinvestment of distributions	522	461	5,858	5,190
Shares redeemed	(6,866)	(13,970)	(77,143)	(157,166)
Net increase (decrease)	(2,149)	(3,608)	$ (24,089)	$ (40,469)
Class B
Shares sold	713	7,431	$ 8,013	$ 83,615
Reinvestment of distributions	449	324	5,030	3,644
Shares redeemed	(5,387)	(7,324)	(60,324)	(82,329)
Net increase (decrease)	(4,225)	431	$ (47,281)	$ 4,930
Class C
Shares sold	835	7,175	$ 9,365	$ 80,647
Reinvestment of distributions	207	159	2,314	1,781
Shares redeemed	(4,707)	(5,095)	(52,702)	(57,171)
Net increase (decrease)	(3,665)	2,239	$ (41,023)	$ 25,257
Fidelity Mortgage Securities Fund
Shares sold	53,695	74,893	$ 604,255	$ 844,373
Reinvestment of distributions	5,298	3,676	59,524	41,397
Shares redeemed	(39,584)	(70,627)	(444,008)	(794,955)
Net increase (decrease)	19,409	7,942	$ 219,771	$ 90,815
Institutional Class
Shares sold	482	2,243	$ 5,417	$ 25,207
Reinvestment of distributions	39	43	433	482
Shares redeemed	(772)	(1,946)	(8,663)	(21,886)
Net increase (decrease)	(251)	340	$ (2,813)	$ 3,803

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Mortgage Securities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Advisor Mortgage Securities. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Mortgage Securities. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

George A. Fischer (43)

Year of Election or Appointment: 2003

Vice President of Advisor Mortgage Securities. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Mortgage Securities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Mortgage Securities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Mortgage Securities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mortgage Securities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mortgage Securities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mortgage Securities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Mortgage Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mortgage Securities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mortgage Securities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mortgage Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mortgage Securities. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Mortgage Securities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mortgage Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Institutional Class	12/6/04	12/3/04	$.06

A total of .17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AMORI-UANN-1204
1.784763.101

Fidelity® Advisor

Mortgage Securities
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Distributions	48

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.75% sales charge) A	-0.01%	5.81%	6.79%
Class T (incl. 3.50% sales charge) B	1.19%	5.97%	6.84%
Class B (incl. contingent deferred sales charge) C	-0.92%	5.71%	6.76%
Class C (incl. contingent deferred sales charge) D	3.04%	6.02%	6.69%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

B Class T shares bear a 0.25% 12b-1 fee. The initial offering of Class T shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

C Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns from March 3, 1997 through August 16, 2001 are those of Class B, and reflect Class B shares' 0.90% 12b-1 fee. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to August 16, 2001 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Class T on October 31, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® Mortgage-Backed Securities Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity® Advisor Mortgage Securities Fund

U.S. investment-grade bonds posted solid returns for the year ending October 31, 2004. It was a volatile period for high-quality debt, which struggled late in 2003 with rising yields and concerns about higher inflation. The asset class bounced back in the first quarter of 2004, as weak economic data and heightened terrorism fears sparked a flight to safety into investment-grade bonds. But those gains were erased early in the second quarter when a strong employment report led many to believe the economy was heating up again and that the Federal Reserve Board would respond by hiking interest rates. While the Fed did raise rates three times before period end, bonds recovered well. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 5.53%. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 6.59% and 5.57%, respectively. Treasuries - the most interest-rate-sensitive bond category - had a 4.97% advance for the year, according to the Lehman Brothers U.S. Treasury Index.

For the 12 months ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 4.97%, 4.86%, 4.08% and 4.04%, respectively. During the same period, the LipperSM U.S. Mortgage Funds Average returned 4.51%. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 5.57%. Aiding the fund's performance was advantageous security selection, owing to the ability of Fidelity's mortgage research team to accurately predict mortgage security prepayment levels. That led to an overweighting in lower-coupon mortgages, which generally outperformed higher-coupon securities during the year because they proved more resistant to mortgage prepayments. That said, the fund's performance likely would have benefited from a larger stake in higher-coupon securities during periods of market weakness. Elsewhere, the fund gained from its stake in collateralized mortgage obligations, which were helped in part by strong demand for higher-yielding mortgage securities. Likewise, yield-hungry investors boosted the prices of the fund's holdings in commercial mortgage-backed securities, which also benefited from improvement in the outlook for some segments of the commercial real estate market.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,037.30	$ 4.40
HypotheticalA	$ 1,000.00	$ 1,020.62	$ 4.38
Class T
Actual	$ 1,000.00	$ 1,036.80	$ 4.86
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 4.84
Class B
Actual	$ 1,000.00	$ 1,033.40	$ 8.28
HypotheticalA	$ 1,000.00	$ 1,016.75	$ 8.25
	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class C
Actual	$ 1,000.00	$ 1,033.20	$ 8.59
HypotheticalA	$ 1,000.00	$ 1,016.45	$ 8.55
Fidelity Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,038.60	$ 3.18
HypotheticalA	$ 1,000.00	$ 1,021.84	$ 3.16
Institutional Class
Actual	$ 1,000.00	$ 1,038.50	$ 3.33
HypotheticalA	$ 1,000.00	$ 1,021.69	$ 3.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.86%
Class T	.95%
Class B	1.62%
Class C	1.68%
Fidelity Mortgage Securities Fund	.62%
Institutional Class	.65%

Annual Report

Investment Changes

Coupon Distribution as of October 31, 2004
	% of fund's investments	% of fund's investments 6 months ago
Less than 2%	2.6	12.9
2 - 2.99%	8.9	2.7
3 - 3.99%	3.3	1.9
4 - 4.99%	17.3	16.6
5 - 5.99%	29.0	24.9
6 - 6.99%	17.6	24.7
7 - 7.99%	5.0	8.8
8% and over	0.7	1.2
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of October 31, 2004
6 months ago
Years	3.0	4.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2004
6 months ago
Years	2.9	4.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004**
	Mortgage Securities 73.4%		Mortgage Securities 82.7%
	Corporate Bonds 0.7%		Corporate Bonds 1.2%
	CMOs and Other Mortgage Related Securities 17.1%		CMOs and Other Mortgage Related Securities 20.4%
	U.S. Government Agency Obligations 1.6%		U.S. Government Agency Obligations 1.8%
	Asset-Backed Securities 8.2%		Asset-Backed Securities 10.4%
	Short-Term Investments and Net Other Assets(dagger) (1.0)%		Short-Term Investments and Net Other Assets (dagger) (16.5)%
* Foreign investments	0.7%	** Foreign investments	0.6%
* Futures and Swaps	(1.2)%	** Futures and Swaps	0.2%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 73.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 58.9%
4% 6/1/18 to 5/1/19	$ 24,566	$ 24,166
4% 11/1/19 (c)	56,763	55,699
4.5% 11/1/19 (c)	100,000	100,188
4.5% 10/1/28 to 12/1/33	196,868	191,452
5% 9/1/16 to 11/1/18	72,868	74,466
5% 11/1/34 (c)	218,000	217,947
5.5% 4/1/09 to 12/1/33	201,364	207,491
5.5% 11/1/19 to 11/1/34 (c)	74,288	75,611
6% 4/1/13 to 8/1/31	49,183	51,453
6.5% 4/1/10 to 5/1/33	91,482	96,489
6.5% 11/1/34 (c)	3,227	3,393
7% 3/1/17 to 10/1/33	17,582	18,708
7.5% 4/1/22 to 9/1/32	6,597	7,070
8% 9/1/07 to 12/1/29	52	56
8.25% 1/1/13	5	5
8.5% 1/1/16 to 7/1/31	830	901
8.75% 11/1/08	5	5
9% 6/1/09 to 10/1/30	1,738	1,914
9.5% 11/1/06 to 8/1/22	284	316
11% 8/1/10	159	177
12.25% 5/1/13 to 5/1/15	55	63
12.5% 8/1/15 to 3/1/16	79	90
12.75% 2/1/15	5	6
13.5% 9/1/14 to 12/1/14	36	42
		1,127,708
Freddie Mac - 6.6%
5% 5/1/33 to 12/1/33	96,479	96,463
5.5% 3/1/29 to 7/1/29	151	154
6% 5/1/16 to 7/1/29	2,197	2,297
6.5% 1/1/24 to 9/1/24	3,033	3,204
7.5% 2/1/08 to 7/1/32	20,741	22,166
8% 10/1/07 to 4/1/21	104	112
8.5% 7/1/09 to 9/1/20	302	330
9% 9/1/08 to 5/1/21	807	891
10% 1/1/09 to 5/1/19	267	295
10.5% 8/1/10 to 2/1/16	23	26
12.25% 6/1/14	16	18
12.5% 5/1/12 to 12/1/14	143	162
13% 12/1/13 to 6/1/15	261	299
		126,417
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - 7.9%
6% 10/20/33 to 1/20/34	$ 127,937	$ 133,078
6.5% 5/15/28 to 7/15/34	4,577	4,848
7% 2/15/24 to 7/15/32	5,776	6,170
7.5% 7/15/05 to 4/15/32	3,571	3,851
8% 6/15/06 to 12/15/25	1,337	1,461
8.5% 7/15/16 to 10/15/28	2,152	2,366
9% 11/20/17	2	2
9.5% 12/15/24	5	5
10.5% 12/20/15 to 2/20/18	128	144
13% 10/15/13	32	37
13.5% 7/15/11 to 10/15/14	19	22
		151,984
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,391,161)		1,406,109
Asset-Backed Securities - 1.1%

ACE Securities Corp. Series 2003-FM1 Class M2, 3.7825% 11/25/32 (d)	1,450	1,474
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.8325% 10/25/33 (d)	1,265	1,302
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (b)	61	61
Series 2003-2N Class A, 8% 9/27/33 (b)	232	234
Home Equity Residual Distributions Trust Series 2002-1 Class A, 12.25% 11/25/05 (b)	1,725	1,725
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 2.6825% 7/25/33 (d)	3,770	3,798
Class M2, 3.7825% 7/25/33 (d)	2,600	2,667
Morgan Stanley ABS Capital I, Inc. Series 2003-NC6 Class M2, 3.8825% 6/27/33 (d)	6,165	6,299
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	2,232	2,238
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (b)	1,881	1,861
TOTAL ASSET-BACKED SECURITIES (Cost $21,373)		21,659
Collateralized Mortgage Obligations - 6.8%
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - 2.0%
Countrywide Home Loans, Inc. sequential pay:
Series 2002-25 Class 2A1, 5.5% 11/27/17	$ 1,771	$ 1,785
Series 2002-5 Class 2A1, 6% 4/25/17	1,612	1,610
Credit Suisse First Boston Mortgage Acceptance Corp. sequential pay Series 2003-1 Class 3A8, 6% 1/25/33	11,312	11,489
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2001-26 Class 3A1, 7.5% 11/25/31	220	220
Series 2002-15R Class A1, 7.3481% 1/28/32 (b)(d)	1,434	1,406
Series 2003-TFLA Class F, 2.4433% 4/15/13 (b)(d)	1,400	1,410
Master Alternative Loan Trust Series 2003-2 Class 4A1, 6.5% 4/25/18	13,989	14,235
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,560	2,664
Series 2004-SL2 Class A1, 6.5% 10/25/16	637	659
WAMU Mortgage pass thru certificates sequential pay Series 2002-S6 Class A25, 6% 10/25/32	1,597	1,612
TOTAL PRIVATE SPONSOR		37,090
U.S. Government Agency - 4.8%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	4,106	4,273
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049	10,750
Series 1999-15 Class PC, 6% 9/25/18	5,959	6,146
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1999-51 Class LK, 6.5% 8/25/29	10,000	10,588
Series 2002-9 Class C, 6.5% 6/25/30	5,000	5,378
Series 2003-73 Class GA, 3.5% 5/25/31	14,953	14,588
sequential pay:
Series 2001-15 Class VA, 6% 6/25/10	101	101
Series 2001-82 Class VB, 6.5% 3/25/16	7,489	7,550
Series 2002-50 Class LE, 7% 12/25/29	761	776
Series 2003-42 Class HS, 5.26% 12/25/17 (d)(e)	17,156	1,925
Series 2004-21 Class ZJ, 5.5% 6/25/32	142	141
Freddie Mac:
planned amortization class Series 70 Class C, 9% 9/15/20	339	339
sequential pay Series 2516 Class AH, 5% 1/15/16	882	901
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Freddie Mac Manufactured Housing participation certificates guaranteed planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	$ 3,030	$ 3,183
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2368 Class PQ, 6.5% 8/15/30	446	448
Series 2435 Class GD, 6.5% 2/15/30	812	816
Series 2557 Class MA, 4.5% 7/15/16	726	730
Series 2707 Class QD, 4.5% 5/15/17	6,727	6,722
Series 2763 Class PD, 4.5% 12/15/17	4,360	4,357
sequential pay:
Series 2445 Class BD, 6.5% 6/15/30	111	111
Series 2750 Class ZT, 5% 2/15/34	2,243	2,023
Series 1658 Class GZ, 7% 1/15/24	5,611	5,953
Series 2568 Class SA, 9.328% 9/15/28 (d)	512	516
Series 2750 Class CZ, 5% 11/15/32	206	206
Series 2764:
Class DZ, 5% 2/15/33	107	107
Class ZB, 5% 3/15/33	52	52
Series 2807 Class TZ, 6% 12/15/31	75	75
Series 2885 Class PC, 4.5% 4/15/14	2,845	2,889
Ginnie Mae guaranteed REMIC pass thru securities planned amortization class Series 2001-53 Class TA, 6% 12/20/30	843	851
TOTAL U.S. GOVERNMENT AGENCY		92,495
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $126,137)		129,585
Commercial Mortgage Securities - 5.7%

Asset Securitization Corp.:
Series 1995-MD4 Class ACS2, 2.3425% 8/13/29 (d)(e)	30,631	2,325
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (d)(e)	41,240	2,371
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class B, 4.888% 5/14/16 (b)	560	578
Class C, 4.937% 5/14/16 (b)	1,165	1,204
Class D, 4.986% 5/14/16 (b)	425	439
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA: - continued
Class E, 5.064% 5/14/16 (b)	$ 1,315	$ 1,357
Class F, 5.182% 5/14/16 (b)	315	325
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.6887% 5/15/35 (b)(d)(e)	32,617	1,891
Chase Commercial Mortgage Securities Corp. Series 1999-2:
Class E, 7.734% 1/15/32	1,110	1,268
Class F, 7.734% 1/15/32	600	674
COMM floater Series 2001-FL5A:
Class D, 3.12% 11/15/13 (b)(d)	6,359	6,359
Class E, 3.37% 11/15/13 (b)(d)	5,000	5,000
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class D, 2.4981% 9/15/14 (b)(d)	185	185
Class E, 2.5581% 9/15/14 (b)(d)	250	250
Class F, 2.6581% 9/15/14 (b)(d)	200	200
Class G, 2.8381% 9/15/14 (b)(d)	455	455
Class H, 2.9381% 9/15/14 (b)(d)	485	485
Class J, 3.4581% 9/15/14 (b)(d)	165	165
Class K, 3.8581% 9/15/14 (b)(d)	260	260
Class L, 4.0581% 9/15/14 (b)(d)	210	210
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	744	755
Series 1999-C1 Class A2, 7.29% 9/15/41	6,100	6,944
Series 1997-C2 Class D, 7.27% 1/17/35	5,175	5,793
Series 1998-C1 Class D, 7.17% 5/17/40	3,360	3,793
Series 2003-TFLA Class G, 2.4433% 4/15/13 (b)(d)	700	677
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,155	1,285
Fannie Mae sequential pay:
Series 1999-10 Class MZ, 6.5% 9/17/38	4,426	4,764
Series 2000-7 Class MB, 7.4899% 2/17/24 (d)	8,297	8,959
Fannie Mae guaranteed REMIC pass thru certificates Series 1998-49 Class MI, 0.8568% 6/17/38 (d)(e)	100,859	4,644
Greenwich Capital Commercial Funding Corp.:
floater Series 2003-FL1 Class MCH, 5.09% 7/5/18 (b)(d)	1,180	1,180
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (b)	2,600	2,657
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (d)	390	415
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A2, 7.95% 1/15/10	$ 2,790	$ 3,286
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (b)	10,815	9,237
Morgan Stanley Capital I, Inc. Series 1997-RR Class C, 7.4367% 4/30/39 (b)(d)	2,760	2,927
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class D1, 6.917% 11/15/04 (b)	18,200	18,229
Trizechahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (b)	7,895	8,475
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $110,628)		110,021
Fixed-Income Funds - 18.1%
	Shares
Fidelity Ultra-Short Central Fund (a) (Cost $346,441)	3,494,099	347,698
Cash Equivalents - 18.3%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.87%, dated 10/29/04 due 11/1/04) (f) (Cost $350,528)	$ 350,583	350,528
TOTAL INVESTMENT PORTFOLIO - 123.4% (Cost $2,346,268)		2,365,600
NET OTHER ASSETS - (23.4)%		(448,884)
NET ASSETS - 100%		$ 1,916,716
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,442,000 or 3.6% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(f) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value (000s)
$350,528,000 due 11/1/04 at 1.87%
Banc of America Securities LLC.	$ 128,747
Bank of America, National Association	34,563
Bear Stearns & Co. Inc.	16,418
Countrywide Securities Corporation	7,777
Credit Suisse First Boston LLC	8,641
Goldman, Sachs & Co.	34,563
Greenwich Capital Markets, Inc.	17,281
J.P. Morgan Securities, Inc.	17,281
Morgan Stanley & Co. Incorporated	25,922
Societe Generale, New York Branch	4,320
UBS Securities LLC	42,918
WestLB AG	12,097
$ 350,528
Income Tax Information
The fund hereby designates approximately $4,499,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $350,528) (cost $2,346,268) - See accompanying schedule		$ 2,365,600
Receivable for investments sold		5,429
Receivable for fund shares sold		3,752
Interest receivable		6,843
Total assets		2,381,624

Liabilities
Payable to custodian bank	$ 33
Payable for investments purchased Regular delivery	5,362
Delayed delivery	455,296
Payable for fund shares redeemed	2,167
Distributions payable	460
Accrued management fee	669
Distribution fees payable	184
Other affiliated payables	303
Other payables and accrued expenses	434
Total liabilities		464,908

Net Assets		$ 1,916,716
Net Assets consist of:
Paid in capital		$ 1,882,693
Undistributed net investment income		4,093
Accumulated undistributed net realized gain (loss) on investments		10,598
Net unrealized appreciation (depreciation) on investments		19,332
Net Assets		$ 1,916,716

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($55,195 ÷ 4,873.5 shares)	$ 11.33

Maximum offering price per share (100/95.25 of $11.33)	$ 11.90
Class T: Net Asset Value and redemption price per share ($130,827 ÷ 11,537 shares)	$ 11.34

Maximum offering price per share (100/96.50 of $11.34)	$ 11.75
Class B: Net Asset Value and offering price per share ($134,271 ÷ 11,857 shares) A	$ 11.32

Class C: Net Asset Value and offering price per share ($58,014 ÷ 5,128 shares) A	$ 11.31

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,525,173 ÷ 134,443 shares)	$ 11.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,236 ÷ 1,169.6 shares)	$ 11.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Interest		$ 73,909

Expenses
Management fee	$ 7,672
Transfer agent fees	2,852
Distribution fees	2,546
Accounting fees and expenses	648
Non-interested trustees' compensation	11
Custodian fees and expenses	123
Registration fees	206
Audit	91
Legal	8
Miscellaneous	19
Total expenses before reductions	14,176
Expense reductions	(7)	14,169
Net investment income		59,740
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		13,137
Change in net unrealized appreciation (depreciation) on: Investment securities	14,273
Delayed delivery commitments	266
Total change in net unrealized appreciation (depreciation)		14,539
Net gain (loss)		27,676
Net increase (decrease) in net assets resulting from operations		$ 87,416

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 59,740	$ 50,139
Net realized gain (loss)	13,137	31,028
Change in net unrealized appreciation (depreciation)	14,539	(15,648)
Net increase (decrease) in net assets resulting from operations	87,416	65,519
Distributions to shareholders from net investment income	(60,059)	(48,528)
Distributions to shareholders from net realized gain	(23,783)	(12,938)
Total distributions	(83,842)	(61,466)
Share transactions - net increase (decrease)	90,855	89,912
Total increase (decrease) in net assets	94,429	93,965

Net Assets
Beginning of period	1,822,287	1,728,322
End of period (including undistributed net investment income of $4,093 and undistributed net investment income of $2,809, respectively)	$ 1,916,716	$ 1,822,287

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.30	$ 11.26	$ 11.12	$ 10.53	$ 10.48
Income from Investment Operations
Net investment income C	.365	.282	.502E	.630	.665
Net realized and unrealized gain (loss)	.181	.112	.172E	.613	.086
Total from investment operations	.546	.394	.674	1.243	.751
Distributions from net investment income	(.366)	(.274)	(.534)	(.653)	(.701)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.516)	(.354)	(.534)	(.653)	(.701)
Net asset value, end of period	$ 11.33	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Total Return A, B	4.97%	3.56%	6.26%	12.15%	7.49%
Ratios to Average Net Assets D
Expenses before expense reductions	.86%	.81%	.84%	.85%	.88%
Expenses net of voluntary waivers, if any	.86%	.81%	.84%	.85%	.88%
Expenses net of all reductions	.86%	.81%	.84%	.85%	.88%
Net investment income	3.24%	2.51%	4.55% E	5.86%	6.44%
Supplemental Data
Net assets, end of period (in millions)	$ 55	$ 69	$ 63	$ 15	$ 5
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 11.28	$ 11.14	$ 10.54	$ 10.48
Income from Investment Operations
Net investment income C	.353	.270	.492E	.622	.653
Net realized and unrealized gain (loss)	.181	.101	.171E	.617	.092
Total from investment operations	.534	.371	.663	1.239	.745
Distributions from net investment income	(.354)	(.261)	(.523)	(.639)	(.685)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.504)	(.341)	(.523)	(.639)	(.685)
Net asset value, end of period	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Total ReturnA, B	4.86%	3.34%	6.15%	12.09%	7.42%
Ratios to Average Net AssetsD
Expenses before expense reductions	.96%	.93%	.94%	.96%	1.00%
Expenses net of voluntary waivers, if any	.96%	.93%	.94%	.96%	1.00%
Expenses net of all reductions	.96%	.93%	.94%	.96%	1.00%
Net investment income	3.14%	2.39%	4.45%E	5.75%	6.33%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 155	$ 195	$ 106	$ 61
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.30	$ 11.26	$ 11.12	$ 10.53	$ 10.48
Income from Investment Operations
Net investment income C	.278	.197	.421E	.551	.593
Net realized and unrealized gain (loss)	.172	.112	.171E	.611	.081
Total from investment operations	.450	.309	.592	1.162	.674
Distributions from net investment income	(.280)	(.189)	(.452)	(.572)	(.624)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.430)	(.269)	(.452)	(.572)	(.624)
Net asset value, end of period	$ 11.32	$ 11.30	$ 11.26	$ 11.12	$ 10.53
Total ReturnA, B	4.08%	2.78%	5.48%	11.32%	6.70%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.63%	1.57%	1.58%	1.60%	1.60%
Expenses net of voluntary waivers, if any	1.63%	1.57%	1.58%	1.60%	1.60%
Expenses net of all reductions	1.63%	1.57%	1.57%	1.60%	1.60%
Net investment income	2.48%	1.75%	3.82%E	5.11%	5.73%
Supplemental Data
Net assets, end of period (in millions)	$ 134	$ 182	$ 176	$ 57	$ 20
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 11.25	$ 11.10	$ 10.89
Income from Investment Operations
Net investment income E	.273	.189	.413 H	.112
Net realized and unrealized gain (loss)	.172	.112	.173 H	.238
Total from investment operations	.445	.301	.586	.350
Distributions from net investment income	(.275)	(.181)	(.436)	(.140)
Distributions from net realized gain	(.150)	(.080)	-	-
Total distributions	(.425)	(.261)	(.436)	(.140)
Net asset value, end of period	$ 11.31	$ 11.29	$ 11.25	$ 11.10
Total Return B, C, D	4.04%	2.71%	5.43%	3.22%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.68%	1.64%	1.64%	1.60% A
Expenses net of voluntary waivers, if any	1.68%	1.64%	1.64%	1.60% A
Expenses net of all reductions	1.68%	1.64%	1.64%	1.60% A
Net investment income	2.42%	1.68%	3.75% H	4.87% A
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 99	$ 74	$ 3
Portfolio turnover rate	204%	356%	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Mortgage Securities Fund

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31	$ 11.28	$ 11.14	$ 10.54	$ 10.49
Income from Investment Operations
Net investment income B	.390	.306	.526 D	.654	.690
Net realized and unrealized gain (loss)	.183	.102	.170 D	.619	.078
Total from investment operations	.573	.408	.696	1.273	.768
Distributions from net investment income	(.393)	(.298)	(.556)	(.673)	(.718)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.543)	(.378)	(.556)	(.673)	(.718)
Net asset value, end of period	$ 11.34	$ 11.31	$ 11.28	$ 11.14	$ 10.54
Total Return A	5.21%	3.68%	6.47%	12.44%	7.66%
Ratios to Average Net Assets C
Expenses before expense reductions	.62%	.60%	.63%	.66%	.67%
Expenses net of voluntary waivers, if any	.62%	.60%	.63%	.66%	.67%
Expenses net of all reductions	.62%	.60%	.63%	.66%	.67%
Net investment income	3.48%	2.72%	4.76% D	6.04%	6.65%
Supplemental Data
Net assets, end of period (in millions)	$ 1,525	$ 1,302	$ 1,208	$ 430	$ 371
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 11.25	$ 11.11	$ 10.52	$ 10.47
Income from Investment Operations
Net investment income B	.387	.302	.513 D	.644	.684
Net realized and unrealized gain (loss)	.182	.112	.171 D	.610	.080
Total from investment operations	.569	.414	.684	1.254	.764
Distributions from net investment income	(.389)	(.294)	(.544)	(.664)	(.714)
Distributions from net realized gain	(.150)	(.080)	-	-	-
Total distributions	(.539)	(.374)	(.544)	(.664)	(.714)
Net asset value, end of period	$ 11.32	$ 11.29	$ 11.25	$ 11.11	$ 10.52
Total Return A	5.19%	3.75%	6.36%	12.27%	7.64%
Ratios to Average Net Assets C
Expenses before expense reductions	.66%	.63%	.75%	.76%	.73%
Expenses net of voluntary waivers, if any	.66%	.63%	.75%	.75%	.73%
Expenses net of all reductions	.66%	.63%	.75%	.75%	.72%
Net investment income	3.45%	2.69%	4.65% D	5.95%	6.60%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 16	$ 12	$ 7	$ 9
Portfolio turnover rate	204%	356%	231%	194%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,662
Unrealized depreciation	(4,419)
Net unrealized appreciation (depreciation)	20,243
Undistributed ordinary income	17,760

Cost for federal income tax purposes	$ 2,345,357

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 81,082	$ 59,849
Long-term Capital Gains	2,760	1,617
Total	$ 83,842	$ 61,466

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $29,209 and $136,954, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 90	$ -
Class T	0%	.25%	345	6
Class B	.65%	.25%	1,380	997
Class C	.75%	.25%	731	201
			$ 2,546	$ 1,204

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36
Class T	19
Class B*	528
Class C	24
$ 607

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 134.22
Class T	313.23
Class B	371.24
Class C	140.19
Fidelity Mortgage Securities Fund	1,872.14
Institutional Class	22.17
	$ 2,852

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,030 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 1,954	$ 1,813
Class T	4,349	4,490
Class B	3,827	3,348
Class C	1,788	1,677
Fidelity Mortgage Securities Fund	47,698	36,646
Institutional Class	443	554
Total	$ 60,059	$ 48,528
From net realized gain
Class A	$ 889	$ 479
Class T	1,953	1,376
Class B	2,324	1,318
Class C	1,223	596
Fidelity Mortgage Securities Fund	17,203	9,053
Institutional Class	191	116
Total	$ 23,783	$ 12,938

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	1,641	4,144	$ 18,405	$ 46,659
Reinvestment of distributions	217	170	2,435	1,916
Shares redeemed	(3,086)	(3,823)	(34,550)	(42,999)
Net increase (decrease)	(1,228)	491	$ (13,710)	$ 5,576
Class T
Shares sold	4,195	9,901	$ 47,196	$ 111,507
Reinvestment of distributions	522	461	5,858	5,190
Shares redeemed	(6,866)	(13,970)	(77,143)	(157,166)
Net increase (decrease)	(2,149)	(3,608)	$ (24,089)	$ (40,469)
Class B
Shares sold	713	7,431	$ 8,013	$ 83,615
Reinvestment of distributions	449	324	5,030	3,644
Shares redeemed	(5,387)	(7,324)	(60,324)	(82,329)
Net increase (decrease)	(4,225)	431	$ (47,281)	$ 4,930
Class C
Shares sold	835	7,175	$ 9,365	$ 80,647
Reinvestment of distributions	207	159	2,314	1,781
Shares redeemed	(4,707)	(5,095)	(52,702)	(57,171)
Net increase (decrease)	(3,665)	2,239	$ (41,023)	$ 25,257
Fidelity Mortgage Securities Fund
Shares sold	53,695	74,893	$ 604,255	$ 844,373
Reinvestment of distributions	5,298	3,676	59,524	41,397
Shares redeemed	(39,584)	(70,627)	(444,008)	(794,955)
Net increase (decrease)	19,409	7,942	$ 219,771	$ 90,815
Institutional Class
Shares sold	482	2,243	$ 5,417	$ 25,207
Reinvestment of distributions	39	43	433	482
Shares redeemed	(772)	(1,946)	(8,663)	(21,886)
Net increase (decrease)	(251)	340	$ (2,813)	$ 3,803

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at October 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Mortgage Securities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Advisor Mortgage Securities. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Mortgage Securities. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

George A. Fischer (43)

Year of Election or Appointment: 2003

Vice President of Advisor Mortgage Securities. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Mortgage Securities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Mortgage Securities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Mortgage Securities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mortgage Securities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mortgage Securities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mortgage Securities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Mortgage Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mortgage Securities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mortgage Securities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mortgage Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mortgage Securities. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Mortgage Securities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mortgage Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Class A	12/6/04	12/3/04	$.06
Class T	12/6/04	12/3/04	$.06
Class B	12/6/04	12/3/04	$.06
Class C	12/6/04	12/3/04	$.06

A total of .17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AMOR-UANN-1204
1.784762.101

Fidelity® Advisor

High Income Advantage

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	40
Trustees and Officers	41
Distributions	53

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.75% sales charge)A	6.90%	5.07%	7.42%
Class T (incl. 3.50% sales charge)	8.31%	5.27%	7.52%
Class B (incl. contingent deferred sales charge)B	6.44%	5.04%	7.41%
Class C (incl. contingent deferred sales charge)C	10.33%	5.23%	7.09%

A Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee.

B Class B shares bear a 0.90% 12b-1 fee (1.00% prior to January 1, 1996). The initial offering of Class B shares took place on June 30, 1994. Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between June 30, 1994 and November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 and prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor High Income Advantage Fund - Class T on October 31, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch U.S. High Yield Master II Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tom Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

High-yield debt was one of the best-performing asset classes during the 12-month period ending October 31, 2004, extending a rally that began in October 2002. The high-yield bond market gained 12.19% during the past year, according to the Merrill Lynch® U.S. High Yield Master II Index. On a two-year basis through October 2004, the benchmark has advanced nearly 50%. During the past year, high yield was bolstered by strong demand from investors searching for yield, increased evidence of an economic recovery, fewer distressed credits, a sharp reduction in the default rate, and the sustained efforts of corporate America to deleverage and improve its balance sheets. As was the case since the beginning of the high-yield bull run, the rally was broad-based: Nearly every industry in the index notched a positive return during the past year. The lone exception was air transportation, which was hurt by the bankruptcy filing of a major airline and the skyrocketing cost of fuel. High yield overall stumbled in the second quarter of 2004, snapping a streak of six consecutive quarterly gains. Interest rate concerns and supply/demand issues contributed to the lackluster performance. However, high yield bounced back in the third quarter, boosted by benign inflation data and the Federal Reserve Board's commitment to raise rates at a measured pace.

During the past 12 months, the fund's Class A, Class T, Class B and Class C shares returned 12.23%, 12.24%, 11.44% and 11.33%, respectively, performing roughly in line with the Merrill Lynch index and outperforming the LipperSM High Current Yield Funds Average, which returned 11.03%. Positive security selection from such industries as energy, consumer products, electric utilities, textiles and apparel, and telecommunications helped the fund's relative performance versus the index. Consumer products company Revlon, global power company AES, apparel firm Levi's, El Paso Energy and Qwest Communications were specific holdings that enjoyed strong performance during the past year. The fund also benefited compared to the index from carrying overweightings in the energy and electric utility industries. However, overweighted positions in telecommunications and air transportation held back the fund's performance relative to the index. Individual detractors from performance included bonds of apparel manufacturer Westpoint Stevens, wireless telecommunication services provider Triton PCS and local telecom provider MacLeodUSA.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,046.10	$ 5.09
HypotheticalA	$ 1,000.00	$ 1,019.96	$ 5.04
Class T
Actual	$ 1,000.00	$ 1,045.60	$ 5.40
HypotheticalA	$ 1,000.00	$ 1,019.66	$ 5.34
Class B
Actual	$ 1,000.00	$ 1,042.30	$ 8.93
HypotheticalA	$ 1,000.00	$ 1,016.14	$ 8.86
Class C
Actual	$ 1,000.00	$ 1,041.80	$ 9.29
HypotheticalA	$ 1,000.00	$ 1,015.79	$ 9.21
Institutional Class
Actual	$ 1,000.00	$ 1,047.20	$ 4.37
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.99%
Class T	1.05%
Class B	1.74%
Class C	1.81%
Institutional Class	.85%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
AES Corp.	5.0	6.0
Qwest Services Corp.	4.8	5.3
Level 3 Communications, Inc.	4.2	4.9
Revlon, Inc.	3.6	5.1
Ahold Finance USA, Inc.	3.3	3.4
	20.9
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	17.2	22.9
Energy	10.4	11.8
Electric Utilities	7.6	9.2
Cable TV	7.2	4.9
Food and Drug Retail	5.6	7.5
Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
BBB 0.1%	BBB 2.4%
BB 7.3%	BB 1.8%
B 23.8%	B 29.5%
CCC,CC,C 40.9%	CCC,CC,C 39.1%
Not Rated 5.7%	Not Rated 6.6%
Equities 16.2%	Equities 17.7%
Short-Term Investments and Net Other Assets 6.0%	Short-Term Investments and Net Other Assets 2.9%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2004 *		As of April 30, 2004 **
	Nonconvertible Bonds 73.5%		Nonconvertible Bonds 72.8%
	Convertible Bonds, Preferred Stocks 1.0%		Convertible Bonds, Preferred Stocks 2.1%
	Common Stocks 15.6%		Common Stocks 16.8%
	Other Investments 3.9%		Other Investments 5.4%
	Short-Term Investments and Net Other Assets 6.0%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	6.5%	** Foreign investments	6.3%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Corporate Bonds - 73.9%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.4%
Electric Utilities - 0.1%
Mirant Corp. 5.75% 7/15/07 (d)	$ 5,000	$ 3,250
Technology - 0.2%
Conexant Systems, Inc. 4% 2/1/07	5,300	4,532
Telecommunications - 0.1%
Level 3 Communications, Inc. 6% 9/15/09	4,920	2,903
TOTAL CONVERTIBLE BONDS		10,685
Nonconvertible Bonds - 73.5%
Aerospace - 0.2%
Primus International, Inc. 10.5% 4/15/09 (h)	4,100	4,182
Air Transportation - 3.5%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	13,320	11,921
6.977% 11/23/22	793	706
7.377% 5/23/19	16,112	8,700
7.379% 5/23/16	9,587	5,177
7.8% 4/1/08	9,740	8,182
10.18% 1/2/13	5,055	2,831
Continental Airlines, Inc. pass thru trust certificates:
6.795% 2/2/20	317	250
6.9% 1/2/18	2,148	2,083
7.256% 9/15/21	652	644
8.307% 10/2/19	325	247
Delta Air Lines, Inc.:
7.9% 12/15/09	5,000	2,300
8.3% 12/15/29	50,025	18,259
10% 8/15/08	15,840	8,316
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	985	640
7.779% 11/18/05	1,250	875
7.779% 1/2/12	2,133	1,045
Northwest Airlines, Inc.:
7.875% 3/15/08	4,675	3,132
9.875% 3/15/07	800	616
10.5% 4/1/09	13,594	9,516
Northwest Airlines, Inc. pass thru trust certificates 9.179% 10/1/11	1,811	1,213
		86,653
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Automotive - 0.6%
Delco Remy International, Inc. 9.375% 4/15/12	$ 2,940	$ 2,911
Stanadyne Corp. 10% 8/15/14 (h)	5,000	5,250
Visteon Corp. 7% 3/10/14	7,245	6,756
		14,917
Broadcasting - 0.1%
Rainbow National LLC & RNS Co. Corp. 10.375% 9/1/14 (h)	3,050	3,325
Building Materials - 0.5%
Owens Corning:
7% 3/15/09 (d)	14,020	7,010
7.5% 5/1/05 (d)	10,000	5,000
7.7% 5/1/08 (d)	1,440	720
		12,730
Cable TV - 5.0%
Adelphia Communications Corp.:
9.875% 3/1/07 (d)	8,000	6,880
10.25% 11/1/06 (d)	3,115	2,656
10.25% 6/15/11 (d)	3,000	2,670
10.5% 7/15/49 (d)	5,000	4,425
Cablevision Systems Corp. 8% 4/15/12 (h)	25,300	27,008
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	19,064	15,204
9.625% 11/15/09	17,190	13,795
9.92% 4/1/11	17,280	13,651
10% 4/1/09	5,910	4,920
10% 5/15/11	8,700	6,873
10.25% 1/15/10	14,290	11,682
10.75% 10/1/09	15,270	12,903
11.125% 1/15/11	2,200	1,848
		124,515
Capital Goods - 0.6%
Dresser-Rand Group, Inc. 7.375% 11/1/14 (h)	3,450	3,614
Hawk Corp. 8.75% 11/1/14 (h)	2,770	2,825
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,800	1,854
Thermadyne Holdings Corp. 9.25% 2/1/14	5,710	5,482
		13,775
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Chemicals - 4.6%
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (h)	$ 16,670	$ 18,545
Borden US Finance Corp./Nova Scotia Finance ULC 6.82% 7/15/10 (h)(i)	4,990	5,065
Crompton Corp. 9.875% 8/1/12 (h)	4,290	4,719
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	5,920	6,786
HMP Equity Holdings Corp. 0% 5/15/08	4,930	3,155
Huntsman ICI Chemicals LLC 10.125% 7/1/09	9,150	9,608
Huntsman ICI Holdings LLC 0% 12/31/09	8,836	4,771
Huntsman LLC 11.625% 10/15/10	9,145	10,700
Innophos, Inc. 8.875% 8/15/14 (h)	1,440	1,548
Phibro Animal Health Corp. 13% 12/1/07 unit (h)	2,800	3,052
Resolution Performance Products LLC/RPP Capital Corp. 13.5% 11/15/10	24,860	24,425
Rhodia SA:
8.875% 6/1/11	15,210	14,221
10.25% 6/1/10	6,080	6,566
		113,161
Consumer Products - 0.8%
Sealy Mattress Co. 8.25% 6/15/14	7,020	7,459
Simmons Co. 7.875% 1/15/14	5,000	5,300
Windmere-Durable Holdings, Inc. 10% 7/31/08	6,090	5,938
		18,697
Containers - 1.4%
Graham Packaging Co. LP/ GPC Capital Corp. 9.875% 10/15/14 (h)	7,980	8,459
Huntsman Packaging Corp. 13% 6/1/10	6,910	6,444
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	8,535	9,175
Owens-Illinois, Inc. 7.5% 5/15/10	3,490	3,630
Pliant Corp. 13% 6/1/10	2,000	1,865
Vitro SA de CV 11.75% 11/1/13 (h)	6,640	6,374
		35,947
Diversified Financial Services - 0.4%
E*TRADE Financial Corp. 8% 6/15/11 (h)	7,350	7,736
Metris Companies, Inc. 10.125% 7/15/06	2,140	2,108
		9,844
Electric Utilities - 4.3%
AES Corp. 7.75% 3/1/14	40,370	44,003
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	$ 13,606	$ 15,035
8.25% 4/15/12 (h)	24,645	27,910
Mirant Americas Generation LLC:
7.625% 5/1/06 (d)	2,070	2,008
8.3% 5/1/11 (d)	4,610	4,460
8.5% 10/1/21 (d)	5,310	5,018
9.125% 5/1/31 (d)	1,990	1,886
Southern Energy, Inc. New York 7.9% 7/15/09 (d)(h)	10,000	6,600
		106,920
Energy - 9.7%
El Paso Corp.:
7% 5/15/11	55,485	55,554
7.875% 6/15/12	12,620	13,109
El Paso Energy Corp.:
6.75% 5/15/09	33,180	33,636
7.375% 12/15/12	22,275	22,359
El Paso Production Holding Co. 7.75% 6/1/13	6,500	6,760
Hanover Compressor Co.:
0% 3/31/07	22,830	19,406
9% 6/1/14	3,560	3,969
Petroleum Geo-Services ASA 10% 11/5/10	8,060	9,108
The Coastal Corp.:
6.5% 6/1/08	14,245	14,245
6.95% 6/1/28	370	313
7.5% 8/15/06	5,730	5,981
7.625% 9/1/08	970	1,004
7.75% 6/15/10	42,465	43,951
7.75% 10/15/35	1,970	1,763
Williams Companies, Inc. 7.5% 1/15/31	10,225	10,481
		241,639
Entertainment/Film - 0.5%
AMC Entertainment, Inc. 8% 3/1/14 (h)	6,960	6,716
Cinemark, Inc. 0% 3/15/14 (e)	7,280	5,132
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	333
		12,181
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Environmental - 0.3%
Allied Waste North America, Inc. 7.375% 4/15/14	$ 6,630	$ 6,133
IMCO Recycling Escrow, Inc. 9% 11/15/14 (h)	1,070	1,097
		7,230
Food and Drug Retail - 5.2%
Ahold Finance USA, Inc.:
6.25% 5/1/09	10,000	10,450
6.875% 5/1/29	21,921	21,592
8.25% 7/15/10	44,237	50,430
Nutritional Sourcing Corp. 10.125% 8/1/09	21,526	14,422
Rite Aid Corp. 12.5% 9/15/06	8,905	10,152
The Great Atlantic & Pacific Tea Co.:
7.75% 4/15/07	10,330	9,736
9.125% 12/15/11	14,760	12,417
		129,199
Food/Beverage/Tobacco - 0.6%
Doane Pet Care Co.:
9.75% 5/15/07	3,730	3,711
10.75% 3/1/10	6,605	7,100
Leiner Health Products, Inc. 11% 6/1/12	1,610	1,745
Pierre Foods, Inc. 9.875% 7/15/12 (h)	2,240	2,274
		14,830
Healthcare - 3.0%
Athena Neurosciences Finance LLC 7.25% 2/21/08	12,160	12,677
Concentra Operating Corp. 9.125% 6/1/12 (h)	1,120	1,238
Curative Health Services, Inc. 10.75% 5/1/11	1,675	1,491
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14 (h)	10,770	11,497
Medical Device Manufacturing, Inc. 10% 7/15/12 (h)	3,150	3,371
Tenet Healthcare Corp.:
6.375% 12/1/11	11,625	10,579
6.5% 6/1/12	15,570	14,052
7.375% 2/1/13	7,715	7,214
9.875% 7/1/14 (h)	6,150	6,427
U.S. Oncology, Inc. 10.75% 8/15/14 (h)	4,900	5,341
		73,887
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - 0.8%
Champion Enterprises, Inc. 7.625% 5/15/09	$ 5,570	$ 5,570
Champion Home Builders Co. 11.25% 4/15/07	13,905	15,226
		20,796
Insurance - 1.7%
Provident Companies, Inc.:
7% 7/15/18	3,650	3,367
7.25% 3/15/28	17,830	16,671
UnumProvident Corp.:
6.75% 12/15/28	11,350	9,875
7.19% 2/1/28	3,250	2,795
7.375% 6/15/32	9,190	8,685
		41,393
Leisure - 1.2%
Equinox Holdings Ltd. 9% 12/15/09	1,000	1,040
NCL Corp. Ltd. 10.625% 7/15/14 (h)	1,870	1,945
Six Flags, Inc.:
8.875% 2/1/10	2,130	2,029
9.5% 2/1/09	1,220	1,223
9.625% 6/1/14	4,560	4,332
9.75% 4/15/13	21,060	20,218
		30,787
Paper - 0.2%
Cellu Tissue Holdings, Inc. 9.75% 3/15/10 (h)	3,680	3,846
Publishing/Printing - 0.1%
Houghton Mifflin Co. 9.875% 2/1/13	1,860	2,009
Railroad - 0.4%
TFM SA de CV 12.5% 6/15/12	8,880	10,057
Restaurants - 0.2%
Friendly Ice Cream Corp. 8.375% 6/15/12	5,220	4,959
Services - 0.4%
Cornell Companies, Inc. 10.75% 7/1/12	4,100	4,285
Language Line, Inc. 11.125% 6/15/12 (h)	4,610	4,887
		9,172
Shipping - 1.6%
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13	6,665	5,965
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (h)	2,190	2,387
Ship Finance International Ltd. 8.5% 12/15/13	31,470	31,942
		40,294
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Steels - 1.3%
Allegheny Ludlum Corp. 6.95% 12/15/25	$ 5,530	$ 5,226
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	20,310	23,458
Ispat Inland ULC 9.75% 4/1/14	3,035	3,688
		32,372
Super Retail - 4.4%
Barneys, Inc. 9% 4/1/08	6,720	6,989
Blockbuster, Inc. 9% 9/1/12 (h)	4,880	5,002
Dillard's, Inc.:
6.625% 1/15/18	3,700	3,534
7% 12/1/28	7,763	7,297
7.13% 8/1/18	7,200	7,092
7.75% 7/15/26	780	784
7.75% 5/15/27	1,850	1,850
7.875% 1/1/23	1,940	1,979
Golfsmith International, Inc. 8.375% 10/15/09	8,930	8,126
J. Crew Intermediate LLC 0% 5/15/08 (e)	28,649	26,930
J. Crew Operating Corp. 10.375% 10/15/07	19,545	20,131
Levitz Home Furnishings, Inc. 12% 11/1/11 (h)	3,040	3,040
NBC Acquisition Corp. 0% 3/15/13 (e)	12,830	9,366
Toys 'R' US, Inc. 7.625% 8/1/11	6,100	6,161
		108,281
Technology - 1.9%
Celestica, Inc. 7.875% 7/1/11	4,920	5,215
Danka Business Systems PLC 11% 6/15/10	7,240	7,638
Freescale Semiconductor, Inc. 7.125% 7/15/14 (h)	4,460	4,705
Semiconductor Note Participation Trust 0% 8/4/11 (h)	6,625	9,143
Viasystems, Inc. 10.5% 1/15/11	12,680	12,553
Xerox Corp. 7.2% 4/1/16	6,660	7,026
		46,280
Telecommunications - 14.5%
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	7,610	8,295
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (h)	6,680	6,747
Cincinnati Bell, Inc. 8.375% 1/15/14	3,400	3,230
Level 3 Communications, Inc.:
0% 3/15/10 (e)	9,940	7,704
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Level 3 Communications, Inc.: - continued
9.125% 5/1/08	$ 10,220	$ 8,074
10.5% 12/1/08	51,370	40,069
11% 3/15/08	40,000	32,400
11.25% 3/15/10	14,455	11,130
Madison River Capital LLC/Madison River Finance Corp. 13.25% 3/1/10	1,880	2,002
MCI, Inc. 7.735% 5/1/14	10,000	9,675
New Skies Satellites NV 9.125% 11/1/12 (h)	1,450	1,486
Nextel Partners, Inc.:
8.125% 7/1/11	23,705	25,957
12.5% 11/15/09	9,583	11,068
Primus Telecommunications Group, Inc. 8% 1/15/14	6,160	4,466
Qwest Services Corp. 14% 12/15/10 (h)(i)	101,064	119,750
Rogers Wireless, Inc. 6.375% 3/1/14	12,190	11,520
SBA Communication Corp./SBA Telcommunications, Inc. 0% 12/15/11 (e)	7,440	6,287
SBA Communications Corp. 10.25% 2/1/09	7,380	7,915
Time Warner Telecom LLC/Time Warner Telecom, Inc. 9.75% 7/15/08	20,690	20,638
Time Warner Telecom, Inc. 10.125% 2/1/11	21,320	20,787
		359,200
Textiles & Apparel - 3.5%
Kosa Lux Finance BV/Kosa UK Finance BV/Arteva Global Holdings BV/Kosa Canada Co. 9.25% 5/1/12 (h)	5,010	5,511
Levi Strauss & Co.:
7% 11/1/06	9,120	8,892
11.625% 1/15/08	29,805	30,401
12.25% 12/15/12	41,675	42,925
		87,729
TOTAL NONCONVERTIBLE BONDS		1,820,807
TOTAL CORPORATE BONDS (Cost $1,714,366)		1,831,492
Common Stocks - 15.6%
	Shares	Value (Note 1) (000s)
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a)	15,928	$ 0
Cable TV - 2.2%
NTL, Inc. (a)	200,000	13,302
NTL, Inc. warrants 1/13/11 (a)	3	0
Pegasus Communications Corp. warrants 1/1/07 (a)	6,509	0
Telewest Global, Inc. (a)	3,328,703	40,943
		54,245
Chemicals - 0.2%
Hercules Trust II unit	5,500	4,590
HMP Equity Holdings Corp. warrants 5/15/11 (a)(h)	4,930	1,134
		5,724
Consumer Products - 3.6%
Revlon, Inc. Class A (a)(g)	36,977,584	89,856
Containers - 1.9%
Owens-Illinois, Inc. (a)	2,570,800	47,637
Trivest 1992 Special Fund Ltd. (a)(j)	3,037,732	30
		47,667
Electric Utilities - 3.2%
AES Corp. (a)	7,232,009	78,829
Energy - 0.7%
Chesapeake Energy Corp.	1,000,000	16,080
Entertainment/Film - 0.0%
Livent, Inc. (a)	125,200	0
Food and Drug Retail - 0.4%
Pathmark Stores, Inc. (a)(g)	2,018,878	8,701
Pathmark Stores, Inc. warrants 9/19/10 (a)	747,828	172
		8,873
Healthcare - 1.9%
DaVita, Inc. (a)	1,615,346	47,847
Hotels - 0.1%
Wyndham International, Inc. Class A (a)	4,189,700	2,975
Metals/Mining - 0.8%
Haynes International, Inc. (a)(h)	1,764,686	19,412
Super Retail - 0.0%
Barneys, Inc. warrants 4/1/08 (a)	6,720	403
Technology - 0.5%
Stats ChipPAC Ltd. ADR (a)	261,000	1,543
Viasystems Group, Inc. (a)(j)	1,026,780	10,268
		11,811
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Telecommunications - 0.1%
Covad Communications Group, Inc. (a)	1,948	$ 3
Crown Castle International Corp. (a)	21,274	326
Level 3 Communications, Inc. (a)(f)	700,000	2,352
McLeodUSA, Inc. Class A (a)(f)	1,977,550	653
		3,334
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (j)	42,253	437
Pillowtex Corp. (a)	490,256	1
		438
TOTAL COMMON STOCKS (Cost $347,882)		387,494
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.5%
Paper - 0.5%
Temple-Inland, Inc. 7.50% DECS (a)	232,000	12,099
Nonconvertible Preferred Stocks - 0.1%
Broadcasting - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75% (a)	2,800	3,066
TOTAL PREFERRED STOCKS (Cost $14,408)		15,165
Floating Rate Loans - 3.9%
	Principal Amount (000s)
Hotels - 1.4%
Wyndham International, Inc. term loan:
6.625% 6/30/06 (i)	$ 26,558	26,591
7.625% 4/1/06 (i)	8,226	8,236
		34,827
Telecommunications - 2.5%
Choice One Communications, Inc.:
Tranche A term loan 5.96% 7/31/08 (i)	4,310	2,543
Tranche B term loan 6.71% 1/31/09 (i)	8,220	4,850
McLeodUSA, Inc.:
revolver loan 5.5967% 5/31/07 (i)	9,402	4,325
Tranche A term loan 5.6002% 5/31/07 (i)	9,208	4,420
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Telecommunications - continued
McLeodUSA, Inc.: - continued
Tranche B term loan 5.67% 5/30/08 (i)	$ 92,968	$ 44,624
SpectraSite Communications, Inc. term loan 3.87% 12/31/07 (i)	1,643	1,647
		62,409
TOTAL FLOATING RATE LOANS (Cost $117,065)		97,236
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 1.79% (b)(c) (Cost $126,885)	126,884,512	126,885
Cash Equivalents - 0.4%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.79%, dated 10/29/04 due 11/1/04) (Cost $9,185)	9,186	9,185
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $2,329,791)		2,467,457
NET OTHER ASSETS - 0.5%		11,497
NET ASSETS - 100%		$ 2,478,954
Security Type Abbreviations
DECS	-	Dividend Enhanced Convertible Stock/Debt Exchangeable for Common Stock
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $363,168,000 or 14.7% of net assets.

Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,735,000 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Trivest 1992 Special Fund Ltd.	7/30/92	$ -
Viasystems Group, Inc.	2/13/04	$ 20,664
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pathmark Stores, Inc.	$ 19,256	$ -	$ 3,564	$ -	$ 8,701
Revlon, Inc. Class A	708	2,097	7,942	-	89,856
Total	$ 19,964	$ 2,097	$ 11,506	$ -	$ 98,557
Income Tax Information

At October 31, 2004, the fund had a capital loss carryforward of approximately $1,144,060,000 of which $176,501,000, $488,641,000 and $478,918,000 will expire on October 31, 2008, 2009 and 2010, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $2,216 and repurchase agreements of $9,185) (cost $2,329,791) - See accompanying schedule		$ 2,467,457
Cash		16
Receivable for investments sold		14,717
Receivable for fund shares sold		5,080
Interest receivable		49,421
Other affiliated receivables		121
Other receivables		15
Total assets		2,536,827

Liabilities
Payable for investments purchased	$ 42,494
Payable for fund shares redeemed	5,367
Distributions payable	2,863
Accrued management fee	1,163
Distribution fees payable	819
Other affiliated payables	537
Other payables and accrued expenses	54
Collateral on securities loaned, at value	4,576
Total liabilities		57,873

Net Assets		$ 2,478,954
Net Assets consist of:
Paid in capital		$ 3,418,504
Undistributed net investment income		76,480
Accumulated undistributed net realized gain (loss) on investments		(1,153,696)
Net unrealized appreciation (depreciation) on investments		137,666
Net Assets		$ 2,478,954

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($297,080 ÷ 30,811 shares)	$ 9.64

Maximum offering price per share (100/95.25 of $9.64)	$ 10.12
Class T: Net Asset Value and redemption price per share ($1,245,036 ÷ 128,751 shares)	$ 9.67

Maximum offering price per share (100/96.50 of $9.67)	$ 10.02
Class B: Net Asset Value and offering price per share ($498,473 ÷ 51,886 shares) A	$ 9.61

Class C: Net Asset Value and offering price per share ($193,068 ÷ 20,039 shares) A	$ 9.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($245,297 ÷ 26,243 shares)	$ 9.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends		$ 2,170
Interest		239,298
Security lending		87
Total income		241,555

Expenses
Management fee	$ 14,865
Transfer agent fees	4,999
Distribution fees	10,751
Accounting and security lending fees	910
Non-interested trustees' compensation	15
Appreciation in deferred trustee compensation account	7
Custodian fees and expenses	64
Registration fees	177
Audit	78
Legal	38
Interest	4
Miscellaneous	35
Total expenses before reductions	31,943
Expense reductions	(16)	31,927
Net investment income		209,628
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized gain (loss) of ($4) on sales of investments in affiliated issuers)		147,875
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,027)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		(59,028)
Net gain (loss)		88,847
Net increase (decrease) in net assets resulting from operations		$ 298,475

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 209,628	$ 251,457
Net realized gain (loss)	147,875	198,118
Change in net unrealized appreciation (depreciation)	(59,028)	677,026
Net increase (decrease) in net assets resulting from operations	298,475	1,126,601
Distributions to shareholders from net investment income	(266,622)	(187,268)
Share transactions - net increase (decrease)	(309,122)	(50,567)
Redemption fees	623	-
Total increase (decrease) in net assets	(276,646)	888,766

Net Assets
Beginning of period	2,755,600	1,866,834
End of period (including undistributed net investment income of $76,480 and undistributed net investment income of $148,601, respectively)	$ 2,478,954	$ 2,755,600

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 6.40	$ 8.17	$ 9.64	$ 11.12
Income from Investment Operations
Net investment income C	.797	.873	.767 E, F	.869	1.059
Net realized and unrealized gain (loss)	.307	2.875	(1.866) E, F	(1.558)	(1.634)
Total from investment operations	1.104	3.748	(1.099)	(.689)	(.575)
Distributions from net investment income	(.966)	(.648)	(.671)	(.781)	(.905)
Redemption fees added to paid in capital C	.002	-	-	-	-
Net asset value, end of period	$ 9.64	$ 9.50	$ 6.40	$ 8.17	$ 9.64
Total Return A, B	12.23%	60.58%	(14.39)%	(7.64)%	(5.66)%
Ratios to Average Net Assets D
Expenses before expense reductions	.98%	.99%	1.02%	.97%	.94%
Expenses net of voluntary waivers, if any	.98%	.99%	1.02%	.97%	.94%
Expenses net of all reductions	.98%	.99%	1.01%	.97%	.94%
Net investment income	8.38%	10.45%	10.12% E, F	9.53%	9.86%
Supplemental Data
Net assets, end of period (in millions)	$ 297	$ 307	$ 157	$ 189	$ 209
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 11.01% to 10.12%. The reclassification has no impact on the net assets of the fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 6.42	$ 8.18	$ 9.66	$ 11.14
Income from Investment Operations
Net investment income C	.793	.859	.766 E, F	.865	1.055
Net realized and unrealized gain (loss)	.315	2.883	(1.860) E, F	(1.572)	(1.640)
Total from investment operations	1.108	3.742	(1.094)	(.707)	(.585)
Distributions from net investment income	(.960)	(.642)	(.666)	(.773)	(.895)
Redemption fees added to paid in capital C	.002	-	-	-	-
Net asset value, end of period	$ 9.67	$ 9.52	$ 6.42	$ 8.18	$ 9.66
Total Return A, B	12.24%	60.26%	(14.30)%	(7.81)%	(5.73)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.06%	1.06%	1.08%	1.06%	1.03%
Expenses net of voluntary waivers, if any	1.06%	1.06%	1.08%	1.06%	1.03%
Expenses net of all reductions	1.06%	1.06%	1.08%	1.05%	1.03%
Net investment income	8.30%	10.38%	10.05% E, F	9.45%	9.76%
Supplemental Data
Net assets, end of period (in millions)	$ 1,245	$ 1,398	$ 1,070	$ 1,473	$ 1,777
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.95% to 10.05%. The reclassification has no impact on the net assets of the fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.47	$ 6.38	$ 8.15	$ 9.61	$ 11.09
Income from Investment Operations
Net investment income C	.723	.802	.712 E, F	.801	.978
Net realized and unrealized gain (loss)	.310	2.873	(1.868) E, F	(1.549)	(1.634)
Total from investment operations	1.033	3.675	(1.156)	(.748)	(.656)
Distributions from net investment income	(.895)	(.585)	(.614)	(.712)	(.824)
Redemption fees added to paid in capital C	.002	-	-	-	-
Net asset value, end of period	$ 9.61	$ 9.47	$ 6.38	$ 8.15	$ 9.61
Total Return A, B	11.44%	59.42%	(15.07)%	(8.25)%	(6.39)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.74%	1.75%	1.78%	1.73%	1.70%
Expenses net of voluntary waivers, if any	1.74%	1.75%	1.78%	1.73%	1.70%
Expenses net of all reductions	1.74%	1.75%	1.77%	1.72%	1.70%
Net investment income	7.62%	9.69%	9.36% E, F	8.78%	9.10%
Supplemental Data
Net assets, end of period (in millions)	$ 498	$ 613	$ 426	$ 704	$ 956
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.25% to 9.36%. The reclassification has no impact on the net assets of the fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 6.40	$ 8.16	$ 9.63	$ 11.11
Income from Investment Operations
Net investment income C	.718	.801	.708 E, F	.796	.969
Net realized and unrealized gain (loss)	.309	2.868	(1.859) E, F	(1.560)	(1.634)
Total from investment operations	1.027	3.669	(1.151)	(.764)	(.665)
Distributions from net investment income	(.889)	(.579)	(.609)	(.706)	(.815)
Redemption fees added to paid in capital C	.002	-	-	-	-
Net asset value, end of period	$ 9.63	$ 9.49	$ 6.40	$ 8.16	$ 9.63
Total Return A, B	11.33%	59.11%	(14.98)%	(8.41)%	(6.45)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.81%	1.82%	1.84%	1.80%	1.78%
Expenses net of voluntary waivers, if any	1.81%	1.82%	1.84%	1.80%	1.78%
Expenses net of all reductions	1.81%	1.82%	1.84%	1.79%	1.78%
Net investment income	7.55%	9.62%	9.29% E, F	8.71%	9.02%
Supplemental Data
Net assets, end of period (in millions)	$ 193	$ 219	$ 132	$ 197	$ 247
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.19% to 9.29%. The reclassification has no impact on the net assets of the fund.

Annual Report
See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.24	$ 6.24	$ 7.97	$ 9.43	$ 10.90
Income from Investment Operations
Net investment income B	.786	.867	.759 D, E	.862	1.055
Net realized and unrealized gain (loss)	.305	2.796	(1.805) D, E	(1.528)	(1.606)
Total from investment operations	1.091	3.663	(1.046)	(.666)	(.551)
Distributions from net investment income	(.983)	(.663)	(.684)	(.794)	(.919)
Redemption fees added to paid in capital B	.002	-	-	-	-
Net asset value, end of period	$ 9.35	$ 9.24	$ 6.24	$ 7.97	$ 9.43
Total Return A	12.46%	60.82%	(14.09)%	(7.58)%	(5.56)%
Ratios to Average Net Assets C
Expenses before expense reductions	.83%	.82%	.85%	.83%	.82%
Expenses net of voluntary waivers, if any	.83%	.82%	.85%	.83%	.82%
Expenses net of all reductions	.83%	.82%	.85%	.83%	.82%
Net investment income	8.53%	10.62%	10.28% D, E	9.67%	9.98%
Supplemental Data
Net assets, end of period (in millions)	$ 245	$ 218	$ 82	$ 87	$ 89
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.067 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 11.18% to 10.28%. The reclassification has no impact on the net assets of the fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor High Income Advantage Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 301,142
Unrealized depreciation	(154,323)
Net unrealized appreciation (depreciation)	146,819
Undistributed ordinary income	70,620
Capital loss carryforward	(1,144,060)

Cost for federal income tax purposes	$ 2,320,638

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 266,622	$ 187,268

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,650,883 and $1,979,516, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 432	$ 1
Class T	0%	.25%	3,252	67
Class B	.65%	.25%	5,001	3,613
Class C	.75%	.25%	2,066	369
			$ 10,751	$ 4,050

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 148
Class T	120
Class B*	1,022
Class C*	54
$ 1,344

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 593.21
Class T	2,342.18
Class B	1,206.22
Class C	386.19
Institutional Class	472.21
	$ 4,999

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,320 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $30 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 35,260	1.12%	$ 4

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $12 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2004	2003
From net investment income
Class A	$ 30,734	$ 18,374
Class T	136,033	106,158
Class B	54,627	38,278
Class C	20,214	12,553
Institutional Class	25,014	11,905
Total	$ 266,622	$ 187,268

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2004	2003	2004	2003
Class A
Shares sold	17,127	34,832	$ 163,413	$ 293,119
Reinvestment of distributions	2,081	1,400	19,732	11,574
Shares redeemed	(20,751)	(28,472)	(198,106)	(242,005)
Net increase (decrease)	(1,543)	7,760	$ (14,961)	$ 62,688
Class T
Shares sold	43,813	147,909	$ 419,220	$ 1,204,516
Reinvestment of distributions	11,672	10,623	111,002	86,420
Shares redeemed	(73,525)	(178,448)	(700,583)	(1,494,673)
Net increase (decrease)	(18,040)	(19,916)	$ (170,361)	$ (203,737)
Class B
Shares sold	6,442	13,142	$ 61,059	$ 110,687
Reinvestment of distributions	3,745	2,927	35,389	23,946
Shares redeemed	(23,039)	(18,040)	(217,709)	(149,301)
Net increase (decrease)	(12,852)	(1,971)	$ (121,261)	$ (14,668)
Class C
Shares sold	7,575	12,912	$ 72,205	$ 109,440
Reinvestment of distributions	1,378	918	13,063	7,575
Shares redeemed	(11,991)	(11,394)	(113,628)	(96,409)
Net increase (decrease)	(3,038)	2,436	$ (28,360)	$ 20,606
Institutional Class
Shares sold	26,548	37,471	$ 245,066	$ 306,562
Reinvestment of distributions	2,328	1,212	21,429	9,794
Shares redeemed	(26,261)	(28,190)	(240,674)	(231,812)
Net increase (decrease)	2,615	10,493	$ 25,821	$ 84,544

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor High Income Advantage (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow
of the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Advisor High Income Advantage. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain
High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic
Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously,
Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Thomas T. Soviero (41)

Year of Election or Appointment: 2000

Vice President of Advisor High Income Advantage. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984)
and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor High Income Advantage. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor High Income Advantage. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor High Income Advantage. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002),
which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income Advantage.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor High Income Advantage. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income Advantage. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor High Income Advantage. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income Advantage. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income Advantage. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income Advantage. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor High Income Advantage. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor High Income Advantage. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

HY-UANN-1204
1.784750.101

Fidelity® Advisor

High Income Advantage

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	39
Trustees and Officers	40
Distributions	52

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	12.46%	6.28%	8.06%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee.The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund - Institutional Class on October 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch U.S. High Yield Master II Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tom Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

High-yield debt was one of the best-performing asset classes during the 12-month period ending October 31, 2004, extending a rally that began in October 2002. The high-yield bond market gained 12.19% during the past year, according to the Merrill Lynch® U.S. High Yield Master II Index. On a two-year basis through October 2004, the benchmark has advanced nearly 50%. During the past year, high yield was bolstered by strong demand from investors searching for yield, increased evidence of an economic recovery, fewer distressed credits, a sharp reduction in the default rate, and the sustained efforts of corporate America to deleverage and improve its balance sheets. As was the case since the beginning of the high-yield bull run, the rally was broad-based: Nearly every industry in the index notched a positive return during the past year. The lone exception was air transportation, which was hurt by the bankruptcy filing of a major airline and the skyrocketing cost of fuel. High yield overall stumbled in the second quarter of 2004, snapping a streak of six consecutive quarterly gains. Interest rate concerns and supply/demand issues contributed to the lackluster performance. However, high yield bounced back in the third quarter, boosted by benign inflation data and the Federal Reserve Board's commitment to raise rates at a measured pace.

During the past 12 months, the fund's Institutional Class shares returned 12.46%, performing roughly in line with the Merrill Lynch index and outperforming the LipperSM High Current Yield Funds Average, which returned 11.03%. Positive security selection from such industries as energy, consumer products, electric utilities, textiles and apparel, and telecommunications helped the fund's relative performance versus the index. Consumer products company Revlon, global power company AES, apparel firm Levi's, El Paso Energy and Qwest Communications were specific holdings that enjoyed strong performance during the past year. The fund also benefited compared to the index from carrying overweightings in the energy and electric utility industries. However, overweighted positions in telecommunications and air transportation held back the fund's performance relative to the index. Individual detractors from performance included bonds of apparel manufacturer Westpoint Stevens, wireless telecommunication services provider Triton PCS and local telecom provider MacLeodUSA.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period* May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,046.10	$ 5.09
HypotheticalA	$ 1,000.00	$ 1,019.96	$ 5.04
Class T
Actual	$ 1,000.00	$ 1,045.60	$ 5.40
HypotheticalA	$ 1,000.00	$ 1,019.66	$ 5.34
Class B
Actual	$ 1,000.00	$ 1,042.30	$ 8.93
HypotheticalA	$ 1,000.00	$ 1,016.14	$ 8.86
Class C
Actual	$ 1,000.00	$ 1,041.80	$ 9.29
HypotheticalA	$ 1,000.00	$ 1,015.79	$ 9.21
Institutional Class
Actual	$ 1,000.00	$ 1,047.20	$ 4.37
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.99%
Class T	1.05%
Class B	1.74%
Class C	1.81%
Institutional Class	.85%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
AES Corp.	5.0	6.0
Qwest Services Corp.	4.8	5.3
Level 3 Communications, Inc.	4.2	4.9
Revlon, Inc.	3.6	5.1
Ahold Finance USA, Inc.	3.3	3.4
	20.9
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	17.2	22.9
Energy	10.4	11.8
Electric Utilities	7.6	9.2
Cable TV	7.2	4.9
Food and Drug Retail	5.6	7.5
Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
BBB 0.1%	BBB 2.4%
BB 7.3%	BB 1.8%
B 23.8%	B 29.5%
CCC,CC,C 40.9%	CCC,CC,C 39.1%
Not Rated 5.7%	Not Rated 6.6%
Equities 16.2%	Equities 17.7%
Short-Term Investments and Net Other Assets 6.0%	Short-Term Investments and Net Other Assets 2.9%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2004 *		As of April 30, 2004 **
	Nonconvertible Bonds 73.5%		Nonconvertible Bonds 72.8%
	Convertible Bonds, Preferred Stocks 1.0%		Convertible Bonds, Preferred Stocks 2.1%
	Common Stocks 15.6%		Common Stocks 16.8%
	Other Investments 3.9%		Other Investments 5.4%
	Short-Term Investments and Net Other Assets 6.0%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	6.5%	** Foreign investments	6.3%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Corporate Bonds - 73.9%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.4%
Electric Utilities - 0.1%
Mirant Corp. 5.75% 7/15/07 (d)	$ 5,000	$ 3,250
Technology - 0.2%
Conexant Systems, Inc. 4% 2/1/07	5,300	4,532
Telecommunications - 0.1%
Level 3 Communications, Inc. 6% 9/15/09	4,920	2,903
TOTAL CONVERTIBLE BONDS		10,685
Nonconvertible Bonds - 73.5%
Aerospace - 0.2%
Primus International, Inc. 10.5% 4/15/09 (h)	4,100	4,182
Air Transportation - 3.5%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	13,320	11,921
6.977% 11/23/22	793	706
7.377% 5/23/19	16,112	8,700
7.379% 5/23/16	9,587	5,177
7.8% 4/1/08	9,740	8,182
10.18% 1/2/13	5,055	2,831
Continental Airlines, Inc. pass thru trust certificates:
6.795% 2/2/20	317	250
6.9% 1/2/18	2,148	2,083
7.256% 9/15/21	652	644
8.307% 10/2/19	325	247
Delta Air Lines, Inc.:
7.9% 12/15/09	5,000	2,300
8.3% 12/15/29	50,025	18,259
10% 8/15/08	15,840	8,316
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	985	640
7.779% 11/18/05	1,250	875
7.779% 1/2/12	2,133	1,045
Northwest Airlines, Inc.:
7.875% 3/15/08	4,675	3,132
9.875% 3/15/07	800	616
10.5% 4/1/09	13,594	9,516
Northwest Airlines, Inc. pass thru trust certificates 9.179% 10/1/11	1,811	1,213
		86,653
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Automotive - 0.6%
Delco Remy International, Inc. 9.375% 4/15/12	$ 2,940	$ 2,911
Stanadyne Corp. 10% 8/15/14 (h)	5,000	5,250
Visteon Corp. 7% 3/10/14	7,245	6,756
		14,917
Broadcasting - 0.1%
Rainbow National LLC & RNS Co. Corp. 10.375% 9/1/14 (h)	3,050	3,325
Building Materials - 0.5%
Owens Corning:
7% 3/15/09 (d)	14,020	7,010
7.5% 5/1/05 (d)	10,000	5,000
7.7% 5/1/08 (d)	1,440	720
		12,730
Cable TV - 5.0%
Adelphia Communications Corp.:
9.875% 3/1/07 (d)	8,000	6,880
10.25% 11/1/06 (d)	3,115	2,656
10.25% 6/15/11 (d)	3,000	2,670
10.5% 7/15/49 (d)	5,000	4,425
Cablevision Systems Corp. 8% 4/15/12 (h)	25,300	27,008
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	19,064	15,204
9.625% 11/15/09	17,190	13,795
9.92% 4/1/11	17,280	13,651
10% 4/1/09	5,910	4,920
10% 5/15/11	8,700	6,873
10.25% 1/15/10	14,290	11,682
10.75% 10/1/09	15,270	12,903
11.125% 1/15/11	2,200	1,848
		124,515
Capital Goods - 0.6%
Dresser-Rand Group, Inc. 7.375% 11/1/14 (h)	3,450	3,614
Hawk Corp. 8.75% 11/1/14 (h)	2,770	2,825
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,800	1,854
Thermadyne Holdings Corp. 9.25% 2/1/14	5,710	5,482
		13,775
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Chemicals - 4.6%
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (h)	$ 16,670	$ 18,545
Borden US Finance Corp./Nova Scotia Finance ULC 6.82% 7/15/10 (h)(i)	4,990	5,065
Crompton Corp. 9.875% 8/1/12 (h)	4,290	4,719
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	5,920	6,786
HMP Equity Holdings Corp. 0% 5/15/08	4,930	3,155
Huntsman ICI Chemicals LLC 10.125% 7/1/09	9,150	9,608
Huntsman ICI Holdings LLC 0% 12/31/09	8,836	4,771
Huntsman LLC 11.625% 10/15/10	9,145	10,700
Innophos, Inc. 8.875% 8/15/14 (h)	1,440	1,548
Phibro Animal Health Corp. 13% 12/1/07 unit (h)	2,800	3,052
Resolution Performance Products LLC/RPP Capital Corp. 13.5% 11/15/10	24,860	24,425
Rhodia SA:
8.875% 6/1/11	15,210	14,221
10.25% 6/1/10	6,080	6,566
		113,161
Consumer Products - 0.8%
Sealy Mattress Co. 8.25% 6/15/14	7,020	7,459
Simmons Co. 7.875% 1/15/14	5,000	5,300
Windmere-Durable Holdings, Inc. 10% 7/31/08	6,090	5,938
		18,697
Containers - 1.4%
Graham Packaging Co. LP/ GPC Capital Corp. 9.875% 10/15/14 (h)	7,980	8,459
Huntsman Packaging Corp. 13% 6/1/10	6,910	6,444
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	8,535	9,175
Owens-Illinois, Inc. 7.5% 5/15/10	3,490	3,630
Pliant Corp. 13% 6/1/10	2,000	1,865
Vitro SA de CV 11.75% 11/1/13 (h)	6,640	6,374
		35,947
Diversified Financial Services - 0.4%
E*TRADE Financial Corp. 8% 6/15/11 (h)	7,350	7,736
Metris Companies, Inc. 10.125% 7/15/06	2,140	2,108
		9,844
Electric Utilities - 4.3%
AES Corp. 7.75% 3/1/14	40,370	44,003
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11	$ 13,606	$ 15,035
8.25% 4/15/12 (h)	24,645	27,910
Mirant Americas Generation LLC:
7.625% 5/1/06 (d)	2,070	2,008
8.3% 5/1/11 (d)	4,610	4,460
8.5% 10/1/21 (d)	5,310	5,018
9.125% 5/1/31 (d)	1,990	1,886
Southern Energy, Inc. New York 7.9% 7/15/09 (d)(h)	10,000	6,600
		106,920
Energy - 9.7%
El Paso Corp.:
7% 5/15/11	55,485	55,554
7.875% 6/15/12	12,620	13,109
El Paso Energy Corp.:
6.75% 5/15/09	33,180	33,636
7.375% 12/15/12	22,275	22,359
El Paso Production Holding Co. 7.75% 6/1/13	6,500	6,760
Hanover Compressor Co.:
0% 3/31/07	22,830	19,406
9% 6/1/14	3,560	3,969
Petroleum Geo-Services ASA 10% 11/5/10	8,060	9,108
The Coastal Corp.:
6.5% 6/1/08	14,245	14,245
6.95% 6/1/28	370	313
7.5% 8/15/06	5,730	5,981
7.625% 9/1/08	970	1,004
7.75% 6/15/10	42,465	43,951
7.75% 10/15/35	1,970	1,763
Williams Companies, Inc. 7.5% 1/15/31	10,225	10,481
		241,639
Entertainment/Film - 0.5%
AMC Entertainment, Inc. 8% 3/1/14 (h)	6,960	6,716
Cinemark, Inc. 0% 3/15/14 (e)	7,280	5,132
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	333
		12,181
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Environmental - 0.3%
Allied Waste North America, Inc. 7.375% 4/15/14	$ 6,630	$ 6,133
IMCO Recycling Escrow, Inc. 9% 11/15/14 (h)	1,070	1,097
		7,230
Food and Drug Retail - 5.2%
Ahold Finance USA, Inc.:
6.25% 5/1/09	10,000	10,450
6.875% 5/1/29	21,921	21,592
8.25% 7/15/10	44,237	50,430
Nutritional Sourcing Corp. 10.125% 8/1/09	21,526	14,422
Rite Aid Corp. 12.5% 9/15/06	8,905	10,152
The Great Atlantic & Pacific Tea Co.:
7.75% 4/15/07	10,330	9,736
9.125% 12/15/11	14,760	12,417
		129,199
Food/Beverage/Tobacco - 0.6%
Doane Pet Care Co.:
9.75% 5/15/07	3,730	3,711
10.75% 3/1/10	6,605	7,100
Leiner Health Products, Inc. 11% 6/1/12	1,610	1,745
Pierre Foods, Inc. 9.875% 7/15/12 (h)	2,240	2,274
		14,830
Healthcare - 3.0%
Athena Neurosciences Finance LLC 7.25% 2/21/08	12,160	12,677
Concentra Operating Corp. 9.125% 6/1/12 (h)	1,120	1,238
Curative Health Services, Inc. 10.75% 5/1/11	1,675	1,491
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14 (h)	10,770	11,497
Medical Device Manufacturing, Inc. 10% 7/15/12 (h)	3,150	3,371
Tenet Healthcare Corp.:
6.375% 12/1/11	11,625	10,579
6.5% 6/1/12	15,570	14,052
7.375% 2/1/13	7,715	7,214
9.875% 7/1/14 (h)	6,150	6,427
U.S. Oncology, Inc. 10.75% 8/15/14 (h)	4,900	5,341
		73,887
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - 0.8%
Champion Enterprises, Inc. 7.625% 5/15/09	$ 5,570	$ 5,570
Champion Home Builders Co. 11.25% 4/15/07	13,905	15,226
		20,796
Insurance - 1.7%
Provident Companies, Inc.:
7% 7/15/18	3,650	3,367
7.25% 3/15/28	17,830	16,671
UnumProvident Corp.:
6.75% 12/15/28	11,350	9,875
7.19% 2/1/28	3,250	2,795
7.375% 6/15/32	9,190	8,685
		41,393
Leisure - 1.2%
Equinox Holdings Ltd. 9% 12/15/09	1,000	1,040
NCL Corp. Ltd. 10.625% 7/15/14 (h)	1,870	1,945
Six Flags, Inc.:
8.875% 2/1/10	2,130	2,029
9.5% 2/1/09	1,220	1,223
9.625% 6/1/14	4,560	4,332
9.75% 4/15/13	21,060	20,218
		30,787
Paper - 0.2%
Cellu Tissue Holdings, Inc. 9.75% 3/15/10 (h)	3,680	3,846
Publishing/Printing - 0.1%
Houghton Mifflin Co. 9.875% 2/1/13	1,860	2,009
Railroad - 0.4%
TFM SA de CV 12.5% 6/15/12	8,880	10,057
Restaurants - 0.2%
Friendly Ice Cream Corp. 8.375% 6/15/12	5,220	4,959
Services - 0.4%
Cornell Companies, Inc. 10.75% 7/1/12	4,100	4,285
Language Line, Inc. 11.125% 6/15/12 (h)	4,610	4,887
		9,172
Shipping - 1.6%
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13	6,665	5,965
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (h)	2,190	2,387
Ship Finance International Ltd. 8.5% 12/15/13	31,470	31,942
		40,294
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Steels - 1.3%
Allegheny Ludlum Corp. 6.95% 12/15/25	$ 5,530	$ 5,226
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	20,310	23,458
Ispat Inland ULC 9.75% 4/1/14	3,035	3,688
		32,372
Super Retail - 4.4%
Barneys, Inc. 9% 4/1/08	6,720	6,989
Blockbuster, Inc. 9% 9/1/12 (h)	4,880	5,002
Dillard's, Inc.:
6.625% 1/15/18	3,700	3,534
7% 12/1/28	7,763	7,297
7.13% 8/1/18	7,200	7,092
7.75% 7/15/26	780	784
7.75% 5/15/27	1,850	1,850
7.875% 1/1/23	1,940	1,979
Golfsmith International, Inc. 8.375% 10/15/09	8,930	8,126
J. Crew Intermediate LLC 0% 5/15/08 (e)	28,649	26,930
J. Crew Operating Corp. 10.375% 10/15/07	19,545	20,131
Levitz Home Furnishings, Inc. 12% 11/1/11 (h)	3,040	3,040
NBC Acquisition Corp. 0% 3/15/13 (e)	12,830	9,366
Toys 'R' US, Inc. 7.625% 8/1/11	6,100	6,161
		108,281
Technology - 1.9%
Celestica, Inc. 7.875% 7/1/11	4,920	5,215
Danka Business Systems PLC 11% 6/15/10	7,240	7,638
Freescale Semiconductor, Inc. 7.125% 7/15/14 (h)	4,460	4,705
Semiconductor Note Participation Trust 0% 8/4/11 (h)	6,625	9,143
Viasystems, Inc. 10.5% 1/15/11	12,680	12,553
Xerox Corp. 7.2% 4/1/16	6,660	7,026
		46,280
Telecommunications - 14.5%
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	7,610	8,295
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (h)	6,680	6,747
Cincinnati Bell, Inc. 8.375% 1/15/14	3,400	3,230
Level 3 Communications, Inc.:
0% 3/15/10 (e)	9,940	7,704
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Level 3 Communications, Inc.: - continued
9.125% 5/1/08	$ 10,220	$ 8,074
10.5% 12/1/08	51,370	40,069
11% 3/15/08	40,000	32,400
11.25% 3/15/10	14,455	11,130
Madison River Capital LLC/Madison River Finance Corp. 13.25% 3/1/10	1,880	2,002
MCI, Inc. 7.735% 5/1/14	10,000	9,675
New Skies Satellites NV 9.125% 11/1/12 (h)	1,450	1,486
Nextel Partners, Inc.:
8.125% 7/1/11	23,705	25,957
12.5% 11/15/09	9,583	11,068
Primus Telecommunications Group, Inc. 8% 1/15/14	6,160	4,466
Qwest Services Corp. 14% 12/15/10 (h)(i)	101,064	119,750
Rogers Wireless, Inc. 6.375% 3/1/14	12,190	11,520
SBA Communication Corp./SBA Telcommunications, Inc. 0% 12/15/11 (e)	7,440	6,287
SBA Communications Corp. 10.25% 2/1/09	7,380	7,915
Time Warner Telecom LLC/Time Warner Telecom, Inc. 9.75% 7/15/08	20,690	20,638
Time Warner Telecom, Inc. 10.125% 2/1/11	21,320	20,787
		359,200
Textiles & Apparel - 3.5%
Kosa Lux Finance BV/Kosa UK Finance BV/Arteva Global Holdings BV/Kosa Canada Co. 9.25% 5/1/12 (h)	5,010	5,511
Levi Strauss & Co.:
7% 11/1/06	9,120	8,892
11.625% 1/15/08	29,805	30,401
12.25% 12/15/12	41,675	42,925
		87,729
TOTAL NONCONVERTIBLE BONDS		1,820,807
TOTAL CORPORATE BONDS (Cost $1,714,366)		1,831,492
Common Stocks - 15.6%
	Shares	Value (Note 1) (000s)
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a)	15,928	$ 0
Cable TV - 2.2%
NTL, Inc. (a)	200,000	13,302
NTL, Inc. warrants 1/13/11 (a)	3	0
Pegasus Communications Corp. warrants 1/1/07 (a)	6,509	0
Telewest Global, Inc. (a)	3,328,703	40,943
		54,245
Chemicals - 0.2%
Hercules Trust II unit	5,500	4,590
HMP Equity Holdings Corp. warrants 5/15/11 (a)(h)	4,930	1,134
		5,724
Consumer Products - 3.6%
Revlon, Inc. Class A (a)(g)	36,977,584	89,856
Containers - 1.9%
Owens-Illinois, Inc. (a)	2,570,800	47,637
Trivest 1992 Special Fund Ltd. (a)(j)	3,037,732	30
		47,667
Electric Utilities - 3.2%
AES Corp. (a)	7,232,009	78,829
Energy - 0.7%
Chesapeake Energy Corp.	1,000,000	16,080
Entertainment/Film - 0.0%
Livent, Inc. (a)	125,200	0
Food and Drug Retail - 0.4%
Pathmark Stores, Inc. (a)(g)	2,018,878	8,701
Pathmark Stores, Inc. warrants 9/19/10 (a)	747,828	172
		8,873
Healthcare - 1.9%
DaVita, Inc. (a)	1,615,346	47,847
Hotels - 0.1%
Wyndham International, Inc. Class A (a)	4,189,700	2,975
Metals/Mining - 0.8%
Haynes International, Inc. (a)(h)	1,764,686	19,412
Super Retail - 0.0%
Barneys, Inc. warrants 4/1/08 (a)	6,720	403
Technology - 0.5%
Stats ChipPAC Ltd. ADR (a)	261,000	1,543
Viasystems Group, Inc. (a)(j)	1,026,780	10,268
		11,811
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Telecommunications - 0.1%
Covad Communications Group, Inc. (a)	1,948	$ 3
Crown Castle International Corp. (a)	21,274	326
Level 3 Communications, Inc. (a)(f)	700,000	2,352
McLeodUSA, Inc. Class A (a)(f)	1,977,550	653
		3,334
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (j)	42,253	437
Pillowtex Corp. (a)	490,256	1
		438
TOTAL COMMON STOCKS (Cost $347,882)		387,494
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.5%
Paper - 0.5%
Temple-Inland, Inc. 7.50% DECS (a)	232,000	12,099
Nonconvertible Preferred Stocks - 0.1%
Broadcasting - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75% (a)	2,800	3,066
TOTAL PREFERRED STOCKS (Cost $14,408)		15,165
Floating Rate Loans - 3.9%
	Principal Amount (000s)
Hotels - 1.4%
Wyndham International, Inc. term loan:
6.625% 6/30/06 (i)	$ 26,558	26,591
7.625% 4/1/06 (i)	8,226	8,236
		34,827
Telecommunications - 2.5%
Choice One Communications, Inc.:
Tranche A term loan 5.96% 7/31/08 (i)	4,310	2,543
Tranche B term loan 6.71% 1/31/09 (i)	8,220	4,850
McLeodUSA, Inc.:
revolver loan 5.5967% 5/31/07 (i)	9,402	4,325
Tranche A term loan 5.6002% 5/31/07 (i)	9,208	4,420
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Telecommunications - continued
McLeodUSA, Inc.: - continued
Tranche B term loan 5.67% 5/30/08 (i)	$ 92,968	$ 44,624
SpectraSite Communications, Inc. term loan 3.87% 12/31/07 (i)	1,643	1,647
		62,409
TOTAL FLOATING RATE LOANS (Cost $117,065)		97,236
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 1.79% (b)(c) (Cost $126,885)	126,884,512	126,885
Cash Equivalents - 0.4%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.79%, dated 10/29/04 due 11/1/04) (Cost $9,185)	9,186	9,185
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $2,329,791)		2,467,457
NET OTHER ASSETS - 0.5%		11,497
NET ASSETS - 100%		$ 2,478,954
Security Type Abbreviations
DECS	-	Dividend Enhanced Convertible Stock/Debt Exchangeable for Common Stock
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $363,168,000 or 14.7% of net assets.

Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,735,000 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
Trivest 1992 Special Fund Ltd.	7/30/92	$ -
Viasystems Group, Inc.	2/13/04	$ 20,664
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pathmark Stores, Inc.	$ 19,256	$ -	$ 3,564	$ -	$ 8,701
Revlon, Inc. Class A	708	2,097	7,942	-	89,856
Total	$ 19,964	$ 2,097	$ 11,506	$ -	$ 98,557
Income Tax Information

At October 31, 2004, the fund had a capital loss carryforward of approximately $1,144,060,000 of which $176,501,000, $488,641,000 and $478,918,000 will expire on October 31, 2008, 2009 and 2010, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (including securities loaned of $2,216 and repurchase agreements of $9,185) (cost $2,329,791) - See accompanying schedule		$ 2,467,457
Cash		16
Receivable for investments sold		14,717
Receivable for fund shares sold		5,080
Interest receivable		49,421
Other affiliated receivables		121
Other receivables		15
Total assets		2,536,827

Liabilities
Payable for investments purchased	$ 42,494
Payable for fund shares redeemed	5,367
Distributions payable	2,863
Accrued management fee	1,163
Distribution fees payable	819
Other affiliated payables	537
Other payables and accrued expenses	54
Collateral on securities loaned, at value	4,576
Total liabilities		57,873

Net Assets		$ 2,478,954
Net Assets consist of:
Paid in capital		$ 3,418,504
Undistributed net investment income		76,480
Accumulated undistributed net realized gain (loss) on investments		(1,153,696)
Net unrealized appreciation (depreciation) on investments		137,666
Net Assets		$ 2,478,954

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($297,080 ÷ 30,811 shares)	$ 9.64

Maximum offering price per share (100/95.25 of $9.64)	$ 10.12
Class T: Net Asset Value and redemption price per share ($1,245,036 ÷ 128,751 shares)	$ 9.67

Maximum offering price per share (100/96.50 of $9.67)	$ 10.02
Class B: Net Asset Value and offering price per share ($498,473 ÷ 51,886 shares) A	$ 9.61

Class C: Net Asset Value and offering price per share ($193,068 ÷ 20,039 shares) A	$ 9.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($245,297 ÷ 26,243 shares)	$ 9.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Dividends		$ 2,170
Interest		239,298
Security lending		87
Total income		241,555

Expenses
Management fee	$ 14,865
Transfer agent fees	4,999
Distribution fees	10,751
Accounting and security lending fees	910
Non-interested trustees' compensation	15
Appreciation in deferred trustee compensation account	7
Custodian fees and expenses	64
Registration fees	177
Audit	78
Legal	38
Interest	4
Miscellaneous	35
Total expenses before reductions	31,943
Expense reductions	(16)	31,927
Net investment income		209,628
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized gain (loss) of ($4) on sales of investments in affiliated issuers)		147,875
Change in net unrealized appreciation (depreciation) on: Investment securities	(59,027)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		(59,028)
Net gain (loss)		88,847
Net increase (decrease) in net assets resulting from operations		$ 298,475

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 209,628	$ 251,457
Net realized gain (loss)	147,875	198,118
Change in net unrealized appreciation (depreciation)	(59,028)	677,026
Net increase (decrease) in net assets resulting from operations	298,475	1,126,601
Distributions to shareholders from net investment income	(266,622)	(187,268)
Share transactions - net increase (decrease)	(309,122)	(50,567)
Redemption fees	623	-
Total increase (decrease) in net assets	(276,646)	888,766

Net Assets
Beginning of period	2,755,600	1,866,834
End of period (including undistributed net investment income of $76,480 and undistributed net investment income of $148,601, respectively)	$ 2,478,954	$ 2,755,600

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 6.40	$ 8.17	$ 9.64	$ 11.12
Income from Investment Operations
Net investment income C	.797	.873	.767 E, F	.869	1.059
Net realized and unrealized gain (loss)	.307	2.875	(1.866) E, F	(1.558)	(1.634)
Total from investment operations	1.104	3.748	(1.099)	(.689)	(.575)
Distributions from net investment income	(.966)	(.648)	(.671)	(.781)	(.905)
Redemption fees added to paid in capital C	.002	-	-	-	-
Net asset value, end of period	$ 9.64	$ 9.50	$ 6.40	$ 8.17	$ 9.64
Total Return A, B	12.23%	60.58%	(14.39)%	(7.64)%	(5.66)%
Ratios to Average Net Assets D
Expenses before expense reductions	.98%	.99%	1.02%	.97%	.94%
Expenses net of voluntary waivers, if any	.98%	.99%	1.02%	.97%	.94%
Expenses net of all reductions	.98%	.99%	1.01%	.97%	.94%
Net investment income	8.38%	10.45%	10.12% E, F	9.53%	9.86%
Supplemental Data
Net assets, end of period (in millions)	$ 297	$ 307	$ 157	$ 189	$ 209
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 11.01% to 10.12%. The reclassification has no impact on the net assets of the fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 6.42	$ 8.18	$ 9.66	$ 11.14
Income from Investment Operations
Net investment income C	.793	.859	.766 E, F	.865	1.055
Net realized and unrealized gain (loss)	.315	2.883	(1.860) E, F	(1.572)	(1.640)
Total from investment operations	1.108	3.742	(1.094)	(.707)	(.585)
Distributions from net investment income	(.960)	(.642)	(.666)	(.773)	(.895)
Redemption fees added to paid in capital C	.002	-	-	-	-
Net asset value, end of period	$ 9.67	$ 9.52	$ 6.42	$ 8.18	$ 9.66
Total Return A, B	12.24%	60.26%	(14.30)%	(7.81)%	(5.73)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.06%	1.06%	1.08%	1.06%	1.03%
Expenses net of voluntary waivers, if any	1.06%	1.06%	1.08%	1.06%	1.03%
Expenses net of all reductions	1.06%	1.06%	1.08%	1.05%	1.03%
Net investment income	8.30%	10.38%	10.05% E, F	9.45%	9.76%
Supplemental Data
Net assets, end of period (in millions)	$ 1,245	$ 1,398	$ 1,070	$ 1,473	$ 1,777
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.95% to 10.05%. The reclassification has no impact on the net assets of the fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.47	$ 6.38	$ 8.15	$ 9.61	$ 11.09
Income from Investment Operations
Net investment income C	.723	.802	.712 E, F	.801	.978
Net realized and unrealized gain (loss)	.310	2.873	(1.868) E, F	(1.549)	(1.634)
Total from investment operations	1.033	3.675	(1.156)	(.748)	(.656)
Distributions from net investment income	(.895)	(.585)	(.614)	(.712)	(.824)
Redemption fees added to paid in capital C	.002	-	-	-	-
Net asset value, end of period	$ 9.61	$ 9.47	$ 6.38	$ 8.15	$ 9.61
Total Return A, B	11.44%	59.42%	(15.07)%	(8.25)%	(6.39)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.74%	1.75%	1.78%	1.73%	1.70%
Expenses net of voluntary waivers, if any	1.74%	1.75%	1.78%	1.73%	1.70%
Expenses net of all reductions	1.74%	1.75%	1.77%	1.72%	1.70%
Net investment income	7.62%	9.69%	9.36% E, F	8.78%	9.10%
Supplemental Data
Net assets, end of period (in millions)	$ 498	$ 613	$ 426	$ 704	$ 956
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.25% to 9.36%. The reclassification has no impact on the net assets of the fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 6.40	$ 8.16	$ 9.63	$ 11.11
Income from Investment Operations
Net investment income C	.718	.801	.708 E, F	.796	.969
Net realized and unrealized gain (loss)	.309	2.868	(1.859) E, F	(1.560)	(1.634)
Total from investment operations	1.027	3.669	(1.151)	(.764)	(.665)
Distributions from net investment income	(.889)	(.579)	(.609)	(.706)	(.815)
Redemption fees added to paid in capital C	.002	-	-	-	-
Net asset value, end of period	$ 9.63	$ 9.49	$ 6.40	$ 8.16	$ 9.63
Total Return A, B	11.33%	59.11%	(14.98)%	(8.41)%	(6.45)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.81%	1.82%	1.84%	1.80%	1.78%
Expenses net of voluntary waivers, if any	1.81%	1.82%	1.84%	1.80%	1.78%
Expenses net of all reductions	1.81%	1.82%	1.84%	1.79%	1.78%
Net investment income	7.55%	9.62%	9.29% E, F	8.71%	9.02%
Supplemental Data
Net assets, end of period (in millions)	$ 193	$ 219	$ 132	$ 197	$ 247
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 10.19% to 9.29%. The reclassification has no impact on the net assets of the fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.24	$ 6.24	$ 7.97	$ 9.43	$ 10.90
Income from Investment Operations
Net investment income B	.786	.867	.759 D, E	.862	1.055
Net realized and unrealized gain (loss)	.305	2.796	(1.805) D, E	(1.528)	(1.606)
Total from investment operations	1.091	3.663	(1.046)	(.666)	(.551)
Distributions from net investment income	(.983)	(.663)	(.684)	(.794)	(.919)
Redemption fees added to paid in capital B	.002	-	-	-	-
Net asset value, end of period	$ 9.35	$ 9.24	$ 6.24	$ 7.97	$ 9.43
Total Return A	12.46%	60.82%	(14.09)%	(7.58)%	(5.56)%
Ratios to Average Net Assets C
Expenses before expense reductions	.83%	.82%	.85%	.83%	.82%
Expenses net of voluntary waivers, if any	.83%	.82%	.85%	.83%	.82%
Expenses net of all reductions	.83%	.82%	.85%	.83%	.82%
Net investment income	8.53%	10.62%	10.28% D, E	9.67%	9.98%
Supplemental Data
Net assets, end of period (in millions)	$ 245	$ 218	$ 82	$ 87	$ 89
Portfolio turnover rate	67%	111%	85%	68%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002, have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income (loss) of $0.067 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income (loss) to average net assets decreased from 11.18% to 10.28%. The reclassification has no impact on the net assets of the fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor High Income Advantage Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 301,142
Unrealized depreciation	(154,323)
Net unrealized appreciation (depreciation)	146,819
Undistributed ordinary income	70,620
Capital loss carryforward	(1,144,060)

Cost for federal income tax purposes	$ 2,320,638

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 266,622	$ 187,268

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares purchased after March 31, 2004 and held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,650,883 and $1,979,516, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 432	$ 1
Class T	0%	.25%	3,252	67
Class B	.65%	.25%	5,001	3,613
Class C	.75%	.25%	2,066	369
			$ 10,751	$ 4,050

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 148
Class T	120
Class B*	1,022
Class C*	54
$ 1,344

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 593.21
Class T	2,342.18
Class B	1,206.22
Class C	386.19
Institutional Class	472.21
	$ 4,999

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,320 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $30 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 35,260	1.12%	$ 4

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $12 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2004	2003
From net investment income
Class A	$ 30,734	$ 18,374
Class T	136,033	106,158
Class B	54,627	38,278
Class C	20,214	12,553
Institutional Class	25,014	11,905
Total	$ 266,622	$ 187,268

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2004	2003	2004	2003
Class A
Shares sold	17,127	34,832	$ 163,413	$ 293,119
Reinvestment of distributions	2,081	1,400	19,732	11,574
Shares redeemed	(20,751)	(28,472)	(198,106)	(242,005)
Net increase (decrease)	(1,543)	7,760	$ (14,961)	$ 62,688
Class T
Shares sold	43,813	147,909	$ 419,220	$ 1,204,516
Reinvestment of distributions	11,672	10,623	111,002	86,420
Shares redeemed	(73,525)	(178,448)	(700,583)	(1,494,673)
Net increase (decrease)	(18,040)	(19,916)	$ (170,361)	$ (203,737)
Class B
Shares sold	6,442	13,142	$ 61,059	$ 110,687
Reinvestment of distributions	3,745	2,927	35,389	23,946
Shares redeemed	(23,039)	(18,040)	(217,709)	(149,301)
Net increase (decrease)	(12,852)	(1,971)	$ (121,261)	$ (14,668)
Class C
Shares sold	7,575	12,912	$ 72,205	$ 109,440
Reinvestment of distributions	1,378	918	13,063	7,575
Shares redeemed	(11,991)	(11,394)	(113,628)	(96,409)
Net increase (decrease)	(3,038)	2,436	$ (28,360)	$ 20,606
Institutional Class
Shares sold	26,548	37,471	$ 245,066	$ 306,562
Reinvestment of distributions	2,328	1,212	21,429	9,794
Shares redeemed	(26,261)	(28,190)	(240,674)	(231,812)
Net increase (decrease)	2,615	10,493	$ 25,821	$ 84,544

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor High Income Advantage (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow
of the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Advisor High Income Advantage. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain
High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic
Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously,
Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Thomas T. Soviero (41)

Year of Election or Appointment: 2000

Vice President of Advisor High Income Advantage. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984)
and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor High Income Advantage. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor High Income Advantage. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor High Income Advantage. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002),
which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income Advantage.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor High Income Advantage. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income Advantage. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor High Income Advantage. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income Advantage. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income Advantage. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income Advantage. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor High Income Advantage. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor High Income Advantage. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

HYI-UANN-1204
1.784751.101

Fidelity® Advisor

High Income

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	43
Trustees and Officers	44
Distributions	56

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	10.66%	7.59%	7.42%

A From September 7, 1999.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor High Income Fund - Institutional Class on September 7, 1999, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch® U.S. High Yield Master II Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

High-yield debt was one of the best-performing asset classes during the 12-month period ending October 31, 2004, extending a rally that began in October 2002. The high-yield bond market gained 12.19% during the past year, according to the Merrill Lynch® U.S. High Yield Master II Index. On a two-year basis through October 2004, the benchmark has advanced nearly 50%. During the past year, high yield was bolstered by strong demand from investors searching for yield, increased evidence of an economic recovery, fewer distressed credits, a sharp reduction in the default rate, and the sustained efforts of corporate America to deleverage and improve its balance sheets. As was the case since the beginning of the high-yield bull run, the rally was broad-based: Nearly every industry in the index notched a positive return during the past year. The lone exception was air transportation, which was hurt by the bankruptcy filing of a major airline and the skyrocketing cost of fuel. High yield overall stumbled in the second quarter of 2004, snapping a streak of six consecutive quarterly gains. Interest rate concerns and supply/demand issues contributed to the lackluster performance. However, high yield bounced back in the third quarter, boosted by benign inflation data and the Federal Reserve Board's commitment to raise rates at a measured pace.

During the past 12 months, Fidelity Advisor High Income Fund's Institutional Class shares returned 10.66%, underperforming the Merrill Lynch index and the LipperSM High Current Yield Funds Average, which returned 11.03%. An overweighting in the airline group hurt the fund's performance versus the index. This industry suffered from soaring fuel costs. Similarly, an overweighted position on average during the period in telecommunications held back fund performance, as this sector lagged during the period. On the positive side, strong security selection in energy, cable TV, chemicals and health care helped the fund's relative performance. Top performers included natural gas pipeline company El Paso, Huntsman Chemicals and electric utilities Sierra Pacific Resources, AES and NRG Energy. Airline companies American Airlines, Northwest, Continental and Delta detracted from fund performance, as did Cincinnati Bell and semiconductor testing and packaging company Amkor Technology.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,057.40	$ 5.17
HypotheticalA	$ 1,000.00	$ 1,019.91	$ 5.09
Class T
Actual	$ 1,000.00	$ 1,057.00	$ 5.69
HypotheticalA	$ 1,000.00	$ 1,019.40	$ 5.60
Class B
Actual	$ 1,000.00	$ 1,052.50	$ 9.03
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class C
Actual	$ 1,000.00	$ 1,051.90	$ 9.54
HypotheticalA	$ 1,000.00	$ 1,015.58	$ 9.42
Institutional Class
Actual	$ 1,000.00	$ 1,058.20	$ 4.40
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.00%
Class T	1.10%
Class B	1.75%
Class C	1.85%
Institutional Class	.85%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
AES Corp.	2.4	2.5
Lyondell Chemical Co.	1.6	1.7
Xerox Corp.	1.6	0.7
MGM MIRAGE	1.4	0.4
Qwest Corp.	1.3	1.0
	8.3
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	7.9	7.1
Telecommunications	7.8	10.9
Chemicals	6.6	4.7
Healthcare	6.5	5.0
Energy	6.0	6.8
Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
AAA,AA,A 0.0%	AAA,AA,A 0.0%
BBB 0.7%	BBB 0.4%
BB 37.4%	BB 23.0%
B 47.8%	B 51.5%
CCC,CC,C 7.9%	CCC,CC,C 14.4%
Not Rated 2.3%	Not Rated 4.2%
Equities 0.1%	Equities 1.7%
Short-Term Investments and Net Other Assets 3.8%	Short-Term Investments and Net Other Assets 4.8%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004 **
	Nonconvertible Bonds 92.7%		Nonconvertible Bonds 90.8%
	Convertible Bonds, Preferred Stocks 0.0%		Convertible Bonds, Preferred Stocks 2.0%
	Common Stocks 0.1%		Common Stocks 0.0%
	Other Investments 3.4%		Other Investments 2.4%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 4.8%
* Foreign investments	16.0%	** Foreign investments	13.5%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 92.7%
	Principal Amount	Value (Note 1)
Aerospace - 0.9%
Bombardier, Inc. 6.3% 5/1/14 (d)	$ 1,940,000	$ 1,740,137
Orbital Sciences Corp. 9% 7/15/11	1,725,000	1,932,000
Primus International, Inc. 10.5% 4/15/09 (d)	760,000	775,200
		4,447,337
Air Transportation - 3.1%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	2,340,000	2,094,300
6.977% 11/23/22	111,154	98,927
7.324% 4/15/11	370,000	284,900
7.377% 5/23/19	2,358,814	1,273,760
7.379% 5/23/16	1,264,895	683,043
7.8% 4/1/08	995,000	835,800
10.18% 1/2/13	430,000	240,800
AMR Corp.:
9% 8/1/12	1,200,000	708,000
10.2% 3/15/20	50,000	29,500
Continental Airlines, Inc.:
7.875% 7/2/18	1,159,428	1,086,963
8% 12/15/05	230,000	208,725
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	73,573	55,915
6.795% 2/2/20	181,619	143,479
6.9% 7/2/18	261,040	195,780
6.954% 2/2/11	148,602	108,479
7.73% 9/15/12	383,792	260,979
7.82% 4/15/15	303,401	221,483
8.307% 10/2/19	820,247	623,388
8.312% 10/2/12	121,004	84,702
8.321% 11/1/06	435,000	404,550
Delta Air Lines, Inc.:
7.9% 12/15/09	1,330,000	611,800
8.3% 12/15/29	2,755,000	1,005,575
10% 8/15/08	1,165,000	611,625
Delta Air Lines, Inc. pass thru trust certificates:
7.379% 5/18/10	310,258	296,296
7.57% 11/18/10	820,000	776,839
7.711% 9/18/11	255,000	168,300
7.92% 5/18/12	460,000	303,600
Northwest Airlines Corp. 10% 2/1/09	2,130,000	1,448,400
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	287,627	230,101
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Air Transportation - continued
Northwest Airlines, Inc. pass thru trust certificates: - continued
7.67% 1/2/15	$ 89,303	$ 71,442
8.07% 1/2/15	574,322	373,309
		15,540,760
Automotive - 2.1%
Dana Corp. 9% 8/15/11	2,345,000	2,784,688
Delco Remy International, Inc. 9.375% 4/15/12	1,040,000	1,029,600
Navistar International Corp. 7.5% 6/15/11	1,575,000	1,697,063
Stoneridge, Inc. 11.5% 5/1/12	780,000	885,300
Tenneco Automotive, Inc.:
10.25% 7/15/13	700,000	815,500
11.625% 10/15/09	985,000	1,044,100
TRW Automotive Acquisition Corp. 9.375% 2/15/13	580,000	669,900
Visteon Corp.:
7% 3/10/14	825,000	769,313
8.25% 8/1/10	920,000	956,800
		10,652,264
Banks and Thrifts - 0.5%
Western Financial Bank 9.625% 5/15/12	2,285,000	2,604,900
Broadcasting - 0.6%
Granite Broadcasting Corp. 9.75% 12/1/10	1,200,000	1,107,000
Gray Television, Inc. 9.25% 12/15/11	610,000	687,775
Sinclair Broadcast Group, Inc. 8% 3/15/12	1,310,000	1,375,500
		3,170,275
Building Materials - 1.1%
Jacuzzi Brands, Inc. 9.625% 7/1/10	1,045,000	1,175,625
Nortek, Inc. 8.5% 9/1/14 (d)	1,450,000	1,537,000
Texas Industries, Inc. 10.25% 6/15/11	2,435,000	2,800,250
		5,512,875
Cable TV - 4.0%
Cablevision Systems Corp.:
6.6688% 4/1/09 (d)(e)	2,725,000	2,861,250
8% 4/15/12 (d)	2,430,000	2,594,025
CSC Holdings, Inc. 7.25% 7/15/08	1,215,000	1,293,975
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,535,000	1,747,981
EchoStar DBS Corp.:
5.75% 10/1/08	3,830,000	3,906,600
6.625% 10/1/14 (d)	1,310,000	1,336,200
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Cable TV - continued
GCI, Inc. 7.25% 2/15/14	$ 845,000	$ 840,775
NTL Cable PLC:
7.07% 10/15/12 (d)(e)	730,000	751,900
8.75% 4/15/14 (d)	2,910,000	3,201,000
Telenet Group Holding NV 0% 6/15/14 (c)(d)	1,730,000	1,301,825
		19,835,531
Capital Goods - 2.5%
Amsted Industries, Inc. 10.25% 10/15/11 (d)	485,000	533,500
Dresser, Inc. 9.375% 4/15/11	1,605,000	1,785,563
Dresser-Rand Group, Inc. 7.375% 11/1/14 (d)	710,000	743,725
Invensys PLC 9.875% 3/15/11 (d)	3,580,000	3,741,100
Leucadia National Corp. 7% 8/15/13	1,800,000	1,831,500
Sensus Metering Systems, Inc. 8.625% 12/15/13	765,000	787,950
SPX Corp.:
6.25% 6/15/11	1,175,000	1,198,500
7.5% 1/1/13	1,600,000	1,696,000
		12,317,838
Chemicals - 6.5%
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (d)	3,040,000	3,382,000
Borden US Finance Corp./Nova Scotia Finance ULC:
6.82% 7/15/10 (d)(e)	950,000	964,250
9% 7/15/14 (d)	1,545,000	1,664,738
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	965,000	1,059,088
10.125% 9/1/08	565,000	646,925
10.625% 5/1/11	2,310,000	2,647,838
HMP Equity Holdings Corp. 0% 5/15/08	1,975,000	1,264,000
Huntsman ICI Chemicals LLC 10.125% 7/1/09	1,285,000	1,349,250
Huntsman ICI Holdings LLC 0% 12/31/09	2,025,000	1,093,500
Huntsman International LLC 9.875% 3/1/09	1,435,000	1,567,738
Huntsman LLC:
9.32% 7/15/11 (d)(e)	1,450,000	1,555,125
11.5% 7/15/12 (d)	1,430,000	1,594,450
Lubrizol Corp.:
4.625% 10/1/09	610,000	615,976
5.5% 10/1/14	610,000	615,062
Lyondell Chemical Co.:
9.5% 12/15/08	1,970,000	2,137,450
9.625% 5/1/07	2,620,000	2,868,900
10.875% 5/1/09	2,045,000	2,172,813
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Chemicals - continued
Lyondell Chemical Co.: - continued
11.125% 7/15/12	$ 820,000	$ 955,300
Millennium America, Inc. 9.25% 6/15/08	3,095,000	3,443,188
NOVA Chemicals Corp.:
6.5% 1/15/12	575,000	605,906
7.4% 4/1/09	625,000	680,469
		32,883,966
Consumer Products - 0.6%
Jostens Holding Corp. 0% 12/1/13 (c)	680,000	479,400
Jostens IH Corp. 7.625% 10/1/12 (d)	550,000	569,250
Samsonite Corp. 8.875% 6/1/11	1,720,000	1,823,200
		2,871,850
Containers - 2.2%
Anchor Glass Container Corp. 11% 2/15/13	995,000	1,106,938
Berry Plastics Corp. 10.75% 7/15/12	1,335,000	1,508,550
BWAY Corp. 10% 10/15/10	810,000	856,575
Crown European Holdings SA:
9.5% 3/1/11	360,000	407,700
10.875% 3/1/13	1,735,000	2,051,638
Owens-Brockway Glass Container, Inc.:
8.25% 5/15/13	2,060,000	2,214,500
8.75% 11/15/12	480,000	538,800
Owens-Illinois, Inc.:
7.35% 5/15/08	880,000	908,600
7.5% 5/15/10	1,510,000	1,570,400
		11,163,701
Diversified Media - 0.6%
Corus Entertainment, Inc. 8.75% 3/1/12	340,000	378,250
LBI Media Holdings, Inc. 0% 10/15/13 (c)	1,240,000	899,000
LBI Media, Inc. 10.125% 7/15/12	1,020,000	1,137,300
PEI Holdings, Inc. 11% 3/15/10	322,000	373,520
		2,788,070
Electric Utilities - 6.6%
AES Corp.:
7.75% 3/1/14	2,600,000	2,834,000
8.375% 8/15/07	295,000	296,475
8.75% 6/15/08	751,000	827,076
8.75% 5/15/13 (d)	425,000	489,281
8.875% 2/15/11	2,249,000	2,589,161
9.375% 9/15/10	2,635,000	3,073,069
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Electric Utilities - continued
AES Corp.: - continued
9.5% 6/1/09	$ 1,291,000	$ 1,483,036
AES Gener SA 7.5% 3/25/14 (d)	1,980,000	2,029,500
CMS Energy Corp.:
7.5% 1/15/09	45,000	48,263
7.75% 8/1/10	150,000	164,438
8.5% 4/15/11	855,000	971,494
8.9% 7/15/08	850,000	946,688
9.875% 10/15/07	1,235,000	1,386,288
Midland Funding Corp. II 11.75% 7/23/05	409,539	433,087
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	815,000	859,825
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	195,000	214,500
Nevada Power Co. 6.5% 4/15/12	955,000	993,200
NRG Energy, Inc. 8% 12/15/13 (d)	4,860,000	5,333,832
Sierra Pacific Power Co. 6.25% 4/15/12	1,610,000	1,658,300
Sierra Pacific Resources 8.625% 3/15/14	575,000	652,625
TECO Energy, Inc.:
7% 5/1/12	2,145,000	2,300,513
7.2% 5/1/11	3,450,000	3,726,000
		33,310,651
Energy - 5.5%
Belden & Blake Corp. 8.75% 7/15/12 (d)	1,940,000	2,075,800
Chesapeake Energy Corp.:
8.125% 4/1/11	740,000	814,000
9% 8/15/12	1,495,000	1,724,856
El Paso Production Holding Co. 7.75% 6/1/13	835,000	868,400
Enterprise Products Operating LP:
4.625% 10/15/09 (d)	610,000	616,285
5.6% 10/15/14 (d)	650,000	662,364
Hanover Compressor Co.:
0% 3/31/07	1,685,000	1,432,250
8.625% 12/15/10	290,000	319,000
9% 6/1/14	660,000	735,900
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10 (d)	1,150,000	1,290,875
Newfield Exploration Co. 6.625% 9/1/14 (d)	1,290,000	1,380,300
Parker Drilling Co.:
6.54% 9/1/10 (d)(e)	2,035,000	2,060,438
9.625% 10/1/13	420,000	468,300
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Energy - continued
Plains Exploration & Production Co.:
Series B, 8.75% 7/1/12	$ 615,000	$ 695,719
7.125% 6/15/14	80,000	89,200
8.75% 7/1/12	90,000	101,813
Pride International, Inc. 7.375% 7/15/14 (d)	2,045,000	2,303,181
Range Resources Corp. 7.375% 7/15/13	1,880,000	1,992,800
SESI LLC 8.875% 5/15/11	630,000	688,275
Sonat, Inc.:
6.625% 2/1/08	430,000	432,150
6.75% 10/1/07	335,000	342,956
7.625% 7/15/11	1,350,000	1,377,000
The Coastal Corp.:
6.375% 2/1/09	1,690,000	1,666,763
6.5% 6/1/08	865,000	865,000
7.75% 6/15/10	2,740,000	2,835,900
		27,839,525
Entertainment/Film - 0.4%
AMC Entertainment, Inc. 8% 3/1/14 (d)	840,000	810,600
Cinemark, Inc. 0% 3/15/14 (c)	2,035,000	1,434,675
		2,245,275
Environmental - 0.6%
Allied Waste North America, Inc.:
5.75% 2/15/11	1,185,000	1,090,200
6.375% 4/15/11	960,000	907,200
8.875% 4/1/08	535,000	567,100
Browning-Ferris Industries, Inc. 6.375% 1/15/08	25,000	24,563
IMCO Recycling Escrow, Inc. 9% 11/15/14 (d)	230,000	235,750
		2,824,813
Food and Drug Retail - 2.6%
Ahold Finance USA, Inc.:
6.25% 5/1/09	1,475,000	1,541,375
8.25% 7/15/10	3,135,000	3,573,900
Delhaize America, Inc. 8.125% 4/15/11	720,000	834,300
Jean Coutu Group, Inc.:
7.625% 8/1/12 (d)	380,000	401,850
8.5% 8/1/14 (d)	830,000	846,600
Rite Aid Corp.:
6% 12/15/05 (d)	515,000	518,863
6.875% 8/15/13	1,090,000	970,100
8.125% 5/1/10	310,000	329,375
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Food and Drug Retail - continued
Rite Aid Corp.: - continued
9.25% 6/1/13	$ 525,000	$ 544,031
9.5% 2/15/11	495,000	546,356
Stater Brothers Holdings, Inc.:
5.38% 6/15/10 (e)	1,400,000	1,424,500
8.125% 6/15/12	1,340,000	1,427,100
		12,958,350
Food/Beverage/Tobacco - 3.2%
B&G Foods, Inc. 8% 10/1/11	610,000	640,500
Del Monte Corp. 9.25% 5/15/11	1,375,000	1,519,375
Delaware Monte Corp. 8.625% 12/15/12	930,000	1,048,575
Dole Food Co., Inc. 7.25% 6/15/10	2,170,000	2,256,800
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	580,000	594,500
Smithfield Foods, Inc.:
7.625% 2/15/08	1,640,000	1,738,400
7.75% 5/15/13	1,196,000	1,309,620
8% 10/15/09	2,635,000	2,905,088
Swift & Co. 10.125% 10/1/09	1,940,000	2,158,250
UAP Holding Corp. 0% 7/15/12 (c)(d)	1,240,000	930,000
United Agriculture Products, Inc. 8.25% 12/15/11 (d)	1,110,000	1,171,050
		16,272,158
Gaming - 4.2%
Chumash Casino & Resort Enterprise 9% 7/15/10 (d)	560,000	625,800
Mandalay Resort Group:
9.375% 2/15/10	1,230,000	1,432,950
10.25% 8/1/07	820,000	930,700
MGM MIRAGE:
6% 10/1/09	1,365,000	1,409,363
6% 10/1/09 (d)	1,890,000	1,951,425
6.75% 9/1/12 (d)	1,840,000	1,943,592
6.875% 2/6/08	350,000	380,625
8.5% 9/15/10	1,095,000	1,259,250
Mohegan Tribal Gaming Authority 6.375% 7/15/09	2,115,000	2,210,175
MTR Gaming Group, Inc. 9.75% 4/1/10	1,340,000	1,460,600
Park Place Entertainment Corp. 7.875% 3/15/10	1,905,000	2,181,225
Seneca Gaming Corp. 7.25% 5/1/12	1,110,000	1,168,275
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	1,105,000	1,276,275
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,630,000	2,800,950
		21,031,205
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Healthcare - 6.5%
AmerisourceBergen Corp.:
7.25% 11/15/12	$ 2,675,000	$ 2,889,000
8.125% 9/1/08	455,000	495,950
Biovail Corp. yankee 7.875% 4/1/10	1,795,000	1,875,775
Concentra Operating Corp.:
9.125% 6/1/12 (d)	630,000	696,150
9.5% 8/15/10	450,000	499,500
Fisher Scientific International, Inc.:
6.75% 8/15/14 (d)	2,225,000	2,364,063
8% 9/1/13	1,080,000	1,209,600
8.125% 5/1/12	225,000	250,875
Genesis HealthCare Corp. 8% 10/15/13	1,910,000	2,077,125
Mariner Health Care, Inc. 8.25% 12/15/13 (d)	1,775,000	2,014,625
Omega Healthcare Investors, Inc.:
7% 4/1/14	920,000	941,850
7% 4/1/14 (d)	940,000	963,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09	1,382,000	1,589,300
PerkinElmer, Inc. 8.875% 1/15/13	2,255,000	2,565,063
Psychiatric Solutions, Inc. 10.625% 6/15/13	1,205,000	1,379,725
Senior Housing Properties Trust:
7.875% 4/15/15	945,000	1,044,225
8.625% 1/15/12	2,325,000	2,621,438
Tenet Healthcare Corp.:
6.375% 12/1/11	2,720,000	2,475,200
6.5% 6/1/12	330,000	297,825
7.375% 2/1/13	2,765,000	2,585,275
Ventas Realty LP/Ventas Capital Corp. 6.625% 10/15/14 (d)	1,550,000	1,581,000
		32,417,064
Homebuilding/Real Estate - 5.2%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12 (d)	3,000,000	3,165,000
Beazer Homes USA, Inc.:
6.5% 11/15/13	430,000	437,525
8.375% 4/15/12	1,765,000	1,945,913
D.R. Horton, Inc. 4.875% 1/15/10	2,800,000	2,765,000
K. Hovnanian Enterprises, Inc.:
6.5% 1/15/14	690,000	703,800
8.875% 4/1/12	1,985,000	2,213,275
KB Home:
7.75% 2/1/10	2,740,000	2,972,900
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Homebuilding/Real Estate - continued
KB Home: - continued
8.625% 12/15/08	$ 340,000	$ 384,200
Meritage Homes Corp. 7% 5/1/14	810,000	826,200
Standard Pacific Corp.:
5.125% 4/1/09	1,665,000	1,656,675
6.5% 10/1/08	490,000	509,600
6.875% 5/15/11	910,000	955,500
Technical Olympic USA, Inc.:
7.5% 3/15/11	720,000	734,400
9% 7/1/10	1,520,000	1,656,800
10.375% 7/1/12	255,000	284,325
WCI Communities, Inc.:
7.875% 10/1/13	930,000	985,800
10.625% 2/15/11	790,000	888,750
William Lyon Homes, Inc.:
7.5% 2/15/14	1,560,000	1,536,600
10.75% 4/1/13	1,155,000	1,310,925
		25,933,188
Hotels - 1.1%
Grupo Posadas SA de CV 8.75% 10/4/11 (d)	1,160,000	1,197,700
Host Marriott LP 7.125% 11/1/13	2,220,000	2,392,050
La Quinta Properties, Inc. 7% 8/15/12 (d)	1,645,000	1,764,263
		5,354,013
Insurance - 0.9%
Crum & Forster Holdings Corp. 10.375% 6/15/13	1,145,000	1,225,150
Provident Companies, Inc. 7% 7/15/18	175,000	161,438
UnumProvident Corp.:
6.75% 12/15/28	430,000	374,100
7.375% 6/15/32	430,000	406,350
7.625% 3/1/11	2,525,000	2,607,063
		4,774,101
Leisure - 2.7%
NCL Corp. Ltd. 10.625% 7/15/14 (d)	1,135,000	1,180,400
Royal Caribbean Cruises Ltd.:
6.875% 12/1/13	1,175,000	1,286,625
8% 5/15/10	1,755,000	2,005,088
Speedway Motorsports, Inc. 6.75% 6/1/13	2,390,000	2,509,500
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	1,195,000	627,375
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Leisure - continued
Town Sports International, Inc. 9.625% 4/15/11	$ 2,265,000	$ 2,378,250
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	2,940,000	3,425,100
		13,412,338
Metals/Mining - 1.9%
Century Aluminum Co. 7.5% 8/15/14 (d)	1,265,000	1,337,738
Compass Minerals International, Inc.:
0% 12/15/12 (c)	1,135,000	953,400
0% 6/1/13 (c)	1,780,000	1,406,200
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	1,475,000	1,430,750
10.125% 2/1/10	2,295,000	2,587,613
Peabody Energy Corp. 6.875% 3/15/13	580,000	636,550
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12 (d)	1,315,000	1,301,850
		9,654,101
Paper - 3.0%
Abitibi-Consolidated, Inc. 5.38% 6/15/11 (e)	730,000	745,513
Bowater, Inc. 4.88% 3/15/10 (e)	450,000	452,250
Buckeye Technologies, Inc. 8.5% 10/1/13	775,000	856,375
Cellu Tissue Holdings, Inc. 9.75% 3/15/10 (d)	825,000	862,125
Georgia-Pacific Corp.:
8% 1/15/14	1,985,000	2,282,750
8% 1/15/24	200,000	232,000
8.125% 5/15/11	535,000	623,275
8.875% 2/1/10	65,000	76,700
9.375% 2/1/13	600,000	708,000
9.5% 12/1/11	995,000	1,233,800
Graphic Packaging International, Inc. 8.5% 8/15/11	285,000	319,200
Norske Skog Canada Ltd.:
7.375% 3/1/14	1,035,000	1,071,225
8.625% 6/15/11	2,000,000	2,165,000
Stone Container Corp.:
8.375% 7/1/12	2,405,000	2,657,525
9.75% 2/1/11	310,000	345,650
Tembec Industries, Inc. 8.5% 2/1/11	185,000	187,313
		14,818,701
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Publishing/Printing - 1.0%
Houghton Mifflin Co. 9.875% 2/1/13	$ 880,000	$ 950,400
The Reader's Digest Association, Inc. 6.5% 3/1/11	3,920,000	4,067,000
		5,017,400
Railroad - 0.8%
Kansas City Southern Railway Co. 7.5% 6/15/09	1,265,000	1,302,950
TFM SA de CV yankee:
10.25% 6/15/07	870,000	909,150
11.75% 6/15/09	1,555,000	1,574,438
		3,786,538
Restaurants - 0.3%
Friendly Ice Cream Corp. 8.375% 6/15/12	1,550,000	1,472,500
Services - 1.2%
Iron Mountain, Inc. 8.625% 4/1/13	365,000	397,850
United Rentals North America, Inc.:
6.5% 2/15/12	3,075,000	3,051,938
7% 2/15/14	675,000	624,375
7.75% 11/15/13	1,795,000	1,736,663
		5,810,826
Shipping - 2.9%
General Maritime Corp. 10% 3/15/13	2,075,000	2,386,250
OMI Corp. 7.625% 12/1/13	3,310,000	3,492,050
Overseas Shipholding Group, Inc. 8.25% 3/15/13	1,900,000	2,128,000
Ship Finance International Ltd. 8.5% 12/15/13	4,555,000	4,623,325
Teekay Shipping Corp. 8.875% 7/15/11	1,820,000	2,093,000
		14,722,625
Steels - 2.3%
AK Steel Corp. 7.875% 2/15/09	590,000	597,375
Allegheny Technologies, Inc. 8.375% 12/15/11	1,495,000	1,584,700
CSN Islands VII Corp. 10.75% 9/12/08 (d)	1,110,000	1,232,100
CSN Islands VIII Corp. 9.75% 12/16/13 (d)	1,105,000	1,125,719
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	2,350,000	2,714,250
International Steel Group, Inc. 6.5% 4/15/14	1,090,000	1,163,575
Ispat Inland ULC 9.75% 4/1/14	2,505,000	3,043,575
		11,461,294
Super Retail - 1.8%
Asbury Automotive Group, Inc. 9% 6/15/12	3,295,000	3,476,225
Barneys, Inc. 9% 4/1/08	2,100,000	2,184,000
National Vision, Inc. 12% 3/30/09	15,652	13,304
NBC Acquisition Corp. 0% 3/15/13 (c)	1,700,000	1,241,000
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Super Retail - continued
Nebraska Book Co., Inc. 8.625% 3/15/12	$ 1,180,000	$ 1,215,400
Sonic Automotive, Inc. 8.625% 8/15/13	1,075,000	1,136,813
		9,266,742
Technology - 5.4%
Celestica, Inc. 7.875% 7/1/11	3,695,000	3,916,700
Electronic Data Systems Corp. 6% 8/1/13	875,000	893,650
Flextronics International Ltd. 6.5% 5/15/13	4,255,000	4,467,750
Freescale Semiconductor, Inc.:
4.82% 7/15/09 (d)(e)	1,150,000	1,190,250
6.875% 7/15/11 (d)	1,950,000	2,052,375
7.125% 7/15/14 (d)	440,000	464,200
Lucent Technologies, Inc.:
5.5% 11/15/08	1,490,000	1,527,250
6.45% 3/15/29	2,095,000	1,780,750
Micron Technology, Inc. 6.5% 9/30/05 (f)	3,000,000	2,992,500
Xerox Corp.:
6.875% 8/15/11	3,645,000	3,818,138
7.125% 6/15/10	670,000	725,275
7.2% 4/1/16	440,000	464,200
7.625% 6/15/13	1,265,000	1,383,594
9.75% 1/15/09	1,145,000	1,339,650
		27,016,282
Telecommunications - 7.5%
Alaska Communications Systems Holdings, Inc. 9.375% 5/15/09	2,085,000	1,959,900
Empresa Brasileira de Telecomm SA 11% 12/15/08	1,415,000	1,577,725
Innova S. de R.L. 9.375% 9/19/13	1,947,000	2,163,604
Intelsat Ltd.:
5.25% 11/1/08	990,000	928,125
6.5% 11/1/13	615,000	524,288
7.625% 4/15/12	1,805,000	1,705,725
Millicom International Cellular SA 10% 12/1/13 (d)	4,855,000	4,891,413
New Skies Satellites NV 7.4375% 11/1/11 (d)(e)	975,000	994,500
Nextel Communications, Inc.:
5.95% 3/15/14	1,025,000	1,044,219
6.875% 10/31/13	3,955,000	4,291,175
PanAmSat Corp. 9% 8/15/14 (d)	3,275,000	3,455,125
Qwest Capital Funding, Inc.:
7% 8/3/09	1,355,000	1,287,250
7.25% 2/15/11	360,000	334,800
7.75% 8/15/06	1,280,000	1,315,200
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Telecommunications - continued
Qwest Corp.:
7.875% 9/1/11 (d)	$ 430,000	$ 455,800
9.125% 3/15/12 (d)	4,025,000	4,538,188
Qwest Services Corp.:
14% 12/15/10 (d)(e)	175,000	207,375
14.5% 12/15/14 (d)(e)	915,000	1,125,450
Rogers Wireless, Inc. 9.625% 5/1/11	1,490,000	1,694,875
U.S. West Capital Funding, Inc. 6.375% 7/15/08	2,180,000	2,038,300
U.S. West Communications:
7.2% 11/10/26	460,000	409,400
7.5% 6/15/23	825,000	767,250
		37,709,687
Textiles & Apparel - 0.4%
Levi Strauss & Co. 12.25% 12/15/12	1,975,000	2,034,250
TOTAL NONCONVERTIBLE BONDS (Cost $443,699,019)		464,932,994
Commercial Mortgage Securities - 0.2%

Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class BWD, 6.947% 10/11/37 (d)	115,000	114,894
Class BWE, 7.226% 10/11/37 (d)	160,000	159,757
Class BWF, 7.55% 10/11/37 (d)	139,000	138,684
Class BWG, 8.155% 10/11/37 (d)	135,000	133,383
Class BWH, 9.073% 10/11/37 (d)	100,000	100,286
Class BWJ, 9.99% 10/11/37 (d)	115,000	115,077
Class BWK, 10.676% 10/11/37 (d)	100,000	99,655
Class BWL, 10.1596% 10/11/37 (d)	163,000	149,805
CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.3809% 12/15/09 (d)(e)	67,867	54,293
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,044,212)		1,065,834
Common Stocks - 0.1%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a)	10	0
Chemicals - 0.1%
HMP Equity Holdings Corp. warrants 5/15/11 (a)(d)	1,560	358,800
Common Stocks - continued
	Shares	Value (Note 1)
Super Retail - 0.0%
Barneys, Inc. warrants 4/1/08 (a)	2,350	$ 141,000
TOTAL COMMON STOCKS (Cost $223,909)		499,800
Floating Rate Loans - 3.2%
	Principal Amount
Cable TV - 0.6%
Century Cable Holdings LLC Tranche B term loan 6.75% 12/31/09 (e)	$ 700,000	686,000
Hilton Head Communications LP Tranche B term loan 6% 3/31/08 (e)	1,450,000	1,419,188
NTL Investment Holdings Ltd. Tranche B term loan 5.2038% 6/13/12 (e)	1,050,000	1,060,500
		3,165,688
Electric Utilities - 1.3%
Allegheny Energy Supply Co. LLC Tranche C term loan 5.7201% 6/8/11 (e)	795,006	795,006
Astoria Energy LLC term loan:
6.9906% 4/15/12 (e)	3,050,000	3,111,000
10.725% 4/15/12 (e)	810,000	834,300
Riverside Energy Center LLC:
term loan 6.38% 6/24/11 (e)	1,627,785	1,635,924
Credit-Linked Deposit 6.38% 6/24/11 (e)	72,215	72,576
		6,448,806
Energy - 0.5%
Headwaters, Inc.:
Tranche 2, term loan 9.25% 9/8/12 (e)	950,000	970,188
Tranche B1, term loan 7% 4/30/11 (e)	1,443,750	1,459,992
		2,430,180
Hotels - 0.5%
Wyndham International, Inc. term loan 6.625% 6/30/06 (e)	2,353,165	2,356,107
Telecommunications - 0.3%
Qwest Corp. Tranche B term loan 6.95% 6/30/10 (e)	1,725,000	1,725,000
TOTAL FLOATING RATE LOANS (Cost $15,684,522)		16,125,781
Money Market Funds - 1.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b) (Cost $8,030,008)	8,030,008	$ 8,030,008
TOTAL INVESTMENT PORTFOLIO - 97.8% (Cost $468,681,670)		490,654,417
NET OTHER ASSETS - 2.2%		11,211,268
NET ASSETS - 100%		$ 501,865,685
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $100,109,604 or 19.9% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,992,500 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	8/8/02 - 1/21/03	$ 2,633,750
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.0%
Canada	4.5%
Luxembourg	1.7%
United Kingdom	1.6%
Marshall Islands	1.6%
Bermuda	1.5%
Mexico	1.1%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
The Fund hereby designates approximately $1,343,000 as a capital gain dividend for the purpose of the dividends paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (cost $468,681,670) - See accompanying schedule		$ 490,654,417
Cash		880,037
Receivable for investments sold		12,235,665
Receivable for fund shares sold		1,090,641
Interest receivable		9,750,656
Receivable from investment adviser for expense reductions		6,710
Other affiliated receivables		765
Other receivables		274
Total assets		514,619,165

Liabilities
Payable for investments purchased	$ 9,311,023
Payable for fund shares redeemed	2,203,843
Distributions payable	635,673
Accrued management fee	236,370
Distribution fees payable	142,367
Other affiliated payables	106,561
Other payables and accrued expenses	117,643
Total liabilities		12,753,480

Net Assets		$ 501,865,685
Net Assets consist of:
Paid in capital		$ 469,594,078
Undistributed net investment income		2,688,894
Accumulated undistributed net realized gain (loss) on investments		7,609,966
Net unrealized appreciation (depreciation) on investments		21,972,747
Net Assets		$ 501,865,685

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($94,348,532 ÷ 9,841,075 shares)	$ 9.59

Maximum offering price per share (100/95.25 of $9.59)	$ 10.07
Class T: Net Asset Value and redemption price per share ($91,707,456 ÷ 9,574,735 shares)	$ 9.58

Maximum offering price per share (100/96.50 of $9.58)	$ 9.93
Class B: Net Asset Value and offering price per share ($79,997,388 ÷ 8,355,999 shares) A	$ 9.57

Class C: Net Asset Value and offering price per share ($64,186,858 ÷ 6,704,057 shares) A	$ 9.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($171,625,451 ÷ 17,886,470 shares)	$ 9.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2004

Investment Income
Dividends		$ 511,809
Interest		35,552,132
Total income		36,063,941

Expenses
Management fee	$ 2,530,943
Transfer agent fees	984,071
Distribution fees	1,623,616
Accounting fees and expenses	208,042
Non-interested trustees' compensation	2,220
Custodian fees and expenses	32,852
Registration fees	111,984
Audit	61,959
Legal	5,392
Miscellaneous	4,528
Total expenses before reductions	5,565,607
Expense reductions	(212,648)	5,352,959
Net investment income		30,710,982
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		9,177,285
Change in net unrealized appreciation (depreciation) on: Investment securities	2,397,014
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		2,397,010
Net gain (loss)		11,574,295
Net increase (decrease) in net assets resulting from operations		$ 42,285,277

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 30,710,982	$ 23,675,802
Net realized gain (loss)	9,177,285	15,982,876
Change in net unrealized appreciation (depreciation)	2,397,010	24,806,908
Net increase (decrease) in net assets resulting from operations	42,285,277	64,465,586
Distributions to shareholders from net investment income	(30,790,168)	(20,668,292)
Share transactions - net increase (decrease)	108,317,043	169,064,247
Redemption fees	32,522	-
Total increase (decrease) in net assets	119,844,674	212,861,541

Net Assets
Beginning of period	382,021,011	169,159,470
End of period (including undistributed net investment income of $2,688,894 and undistributed net investment income of $4,365,838, respectively)	$ 501,865,685	$ 382,021,011

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 7.89	$ 8.75	$ 9.35	$ 9.92
Income from Investment Operations
Net investment income C	.675	.725	.709 E	.760	.895
Net realized and unrealized gain (loss)	.267	1.360	(.908) E	(.602)	(.640)
Total from investment operations	.942	2.085	(.199)	.158	.255
Distributions from net investment income	(.683)	(.645)	(.661)	(.758)	(.825)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 9.59	$ 9.33	$ 7.89	$ 8.75	$ 9.35
Total Return A, B	10.50%	27.23%	(2.49)%	1.83%	2.40%
Ratios to Average Net Assets D
Expenses before expense reductions	1.01%	1.00%	1.02%	1.14%	1.70%
Expenses net of voluntary waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	.99%	.98%
Net investment income	7.21%	8.26%	8.42% E	8.50%	9.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,349	$ 61,084	$ 31,456	$ 28,046	$ 13,295
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 7.89	$ 8.74	$ 9.35	$ 9.92
Income from Investment Operations
Net investment income C	.668	.717	.695 E	.753	.898
Net realized and unrealized gain (loss)	.255	1.359	(.893) E	(.613)	(.656)
Total from investment operations	.923	2.076	(.198)	.140	.242
Distributions from net investment income	(.674)	(.636)	(.652)	(.750)	(.812)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 9.58	$ 9.33	$ 7.89	$ 8.74	$ 9.35
Total Return A, B	10.29%	27.11%	(2.47)%	1.63%	2.27%
Ratios to Average Net Assets D
Expenses before expense reductions	1.19%	1.19%	1.24%	1.39%	1.83%
Expenses net of voluntary waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.09%	1.08%
Net investment income	7.11%	8.16%	8.32%E	8.40%	9.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,707	$ 81,735	$ 35,751	$ 16,814	$ 8,936
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.32	$ 7.88	$ 8.74	$ 9.34	$ 9.92
Income from Investment Operations
Net investment income C	.606	.658	.641 E	.692	.830
Net realized and unrealized gain (loss)	.256	1.361	(.904) E	(.601)	(.663)
Total from investment operations	.862	2.019	(.263)	.091	.167
Distributions from net investment income	(.613)	(.579)	(.597)	(.691)	(.747)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 9.57	$ 9.32	$ 7.88	$ 8.74	$ 9.34
Total Return A, B	9.58%	26.32%	(3.23)%	1.08%	1.50%
Ratios to Average Net Assets D
Expenses before expense reductions	1.80%	1.80%	1.83%	1.94%	2.47%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.73%
Net investment income	6.46%	7.51%	7.67% E	7.74%	8.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 79,997	$ 70,661	$ 32,854	$ 19,694	$ 10,054
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.32	$ 7.88	$ 8.74	$ 9.35	$ 9.91
Income from Investment Operations
Net investment income C	.597	.651	.635 E	.684	.819
Net realized and unrealized gain (loss)	.256	1.359	(.906) E	(.612)	(.643)
Total from investment operations	.853	2.010	(.271)	.072	.176
Distributions from net investment income	(.604)	(.570)	(.589)	(.682)	(.736)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 9.57	$ 9.32	$ 7.88	$ 8.74	$ 9.35
Total Return A, B	9.47%	26.19%	(3.32)%	.86%	1.60%
Ratios to Average Net Assets D
Expenses before expense reductions	1.87%	1.88%	1.90%	2.03%	2.60%
Expenses net of voluntary waivers, if any	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.85%	1.85%	1.85%	1.84%	1.83%
Net investment income	6.36%	7.41%	7.57% E	7.65%	8.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,187	$ 59,655	$ 20,719	$ 14,218	$ 6,563
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 7.90	$ 8.75	$ 9.35	$ 9.92
Income from Investment Operations
Net investment income B	.690	.739	.709 D	.772	.910
Net realized and unrealized gain (loss)	.267	1.359	(.886) D	(.599)	(.638)
Total from investment operations	.957	2.098	(.177)	.173	.272
Distributions from net investment income	(.698)	(.658)	(.673)	(.773)	(.842)
Redemption fees added to paid in capital B	.001	-	-	-	-
Net asset value, end of period	$ 9.60	$ 9.34	$ 7.90	$ 8.75	$ 9.35
Total Return A	10.66%	27.38%	(2.23)%	2.00%	2.57%
Ratios to Average Net Assets C
Expenses before expense reductions	.90%	.96%	.96%	1.04%	1.62%
Expenses net of voluntary waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.84%	.83%
Net investment income	7.36%	8.41%	8.57% D	8.65%	9.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,625	$ 108,885	$ 48,379	$ 11,381	$ 4,910
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 25,227,317
Unrealized depreciation	(3,445,860)
Net unrealized appreciation (depreciation)	21,781,457
Undistributed ordinary income	4,553,364
Undistributed long-term capital gain	6,920,012

Cost for federal income tax purposes	$ 468,872,960

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 30,790,168	$ 20,668,292

Short-Term Trading (Redemption) Fees. Shares purchased after March 1, 2004 and held in the fund less than 90 days will be subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $634,646,467 and $526,363,747, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 118,409	$ -
Class T	0%	.25%	209,034	156
Class B	.65%	.25%	680,468	491,448
Class C	.75%	.25%	615,705	207,655
			$ 1,623,616	$ 699,259

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 74,807
Class T	23,989
Class B*	216,865
Class C*	23,265
$ 338,926

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 147,306.19
Class T	225,132.27
Class B	169,550.22
Class C	118,501.19
Institutional Class	323,582.23
	$ 984,071

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $210,504 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.00%	$ 6,167
Class T	1.10%	77,750
Class B	1.75%	35,988
Class C	1.85%	9,970
Institutional Class	.85%	76,094
		$ 205,969

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $46 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6,633.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 5,663,641	$ 3,463,982
Class T	6,014,640	5,285,877
Class B	4,921,925	3,522,659
Class C	3,962,307	2,720,372
Institutional Class	10,227,655	5,675,402
Total	$ 30,790,168	$ 20,668,292

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	5,417,201	5,078,597	$ 51,022,256	$ 44,740,558
Reinvestment of distributions	486,820	329,086	4,582,849	2,911,571
Shares redeemed	(2,607,162)	(2,849,082)	(24,494,194)	(25,436,110)
Net increase (decrease)	3,296,859	2,558,601	$ 31,110,911	$ 22,216,019
Class T
Shares sold	4,611,164	10,067,102	$ 43,541,073	$ 87,281,226
Reinvestment of distributions	525,473	428,290	4,943,576	3,800,828
Shares redeemed	(4,324,548)	(6,266,128)	(40,418,876)	(55,411,229)
Net increase (decrease)	812,089	4,229,264	$ 8,065,773	$ 35,670,825
Class B
Shares sold	2,799,122	5,222,668	$ 26,296,874	$ 45,487,161
Reinvestment of distributions	296,344	216,886	2,786,337	1,919,716
Shares redeemed	(2,317,900)	(2,028,953)	(21,681,224)	(17,785,865)
Net increase (decrease)	777,566	3,410,601	$ 7,401,987	$ 29,621,012
Class C
Shares sold	2,817,895	5,869,016	$ 26,513,128	$ 51,408,339
Reinvestment of distributions	256,308	179,833	2,410,928	1,600,340
Shares redeemed	(2,767,614)	(2,279,628)	(25,939,067)	(20,253,596)
Net increase (decrease)	306,589	3,769,221	$ 2,984,989	$ 32,755,083
Institutional Class
Shares sold	8,400,882	9,351,108	$ 79,116,765	$ 82,152,855
Reinvestment of distributions	879,823	470,456	8,286,911	4,177,210
Shares redeemed	(3,048,025)	(4,293,095)	(28,650,293)	(37,528,757)
Net increase (decrease)	6,232,680	5,528,469	$ 58,753,383	$ 48,801,308

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor High Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1999

Vice President of Advisor High Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Advisor High Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Matthew Conti (38)

Year of Election or Appointment: 2001

Vice President of Advisor High Income. Mr. Conti is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1999

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor High Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor High Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor High Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1999 Assistant Treasurer of Advisor High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor High Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor High Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

The Board of Trustees of Fidelity Advisor High Income fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/13/04	12/10/04	$.14

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AHII-UANN-1204
1.784749.101

Fidelity® Advisor

High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	27	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	36	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	44
Trustees and Officers	45
Distributions	57

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 4.75% sales charge)	5.25%	6.37%	6.22%
Class T (incl. 3.50% sales charge)	6.43%	6.52%	6.37%
Class B (incl. contingent deferred sales charge) B	4.58%	6.27%	6.26%
Class C (incl. contingent deferred sales charge) C	8.47%	6.48%	6.29%

A From September 7, 1999.

B Class B shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 5%, 2% and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Fund - Class T on September 7, 1999, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch® U.S. High Yield Master II Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

High-yield debt was one of the best-performing asset classes during the 12-month period ending October 31, 2004, extending a rally that began in October 2002. The high-yield bond market gained 12.19% during the past year, according to the Merrill Lynch® U.S. High Yield Master II Index. On a two-year basis through October 2004, the benchmark has advanced nearly 50%. During the past year, high yield was bolstered by strong demand from investors searching for yield, increased evidence of an economic recovery, fewer distressed credits, a sharp reduction in the default rate, and the sustained efforts of corporate America to deleverage and improve its balance sheets. As was the case since the beginning of the high-yield bull run, the rally was broad-based: Nearly every industry in the index notched a positive return during the past year. The lone exception was air transportation, which was hurt by the bankruptcy filing of a major airline and the skyrocketing cost of fuel. High yield overall stumbled in the second quarter of 2004, snapping a streak of six consecutive quarterly gains. Interest rate concerns and supply/demand issues contributed to the lackluster performance. However, high yield bounced back in the third quarter, boosted by benign inflation data and the Federal Reserve Board's commitment to raise rates at a measured pace.

During the past 12 months, Fidelity Advisor High Income Fund's Class A, Class T, Class B and Class C shares returned 10.50%, 10.29%, 9.58% and 9.47%, respectively, underperforming the Merrill Lynch index and the LipperSM High Current Yield Funds Average, which returned 11.03%. An overweighting in the airline group hurt the fund's performance versus the index. This industry suffered from soaring fuel costs. Similarly, an overweighted position on average during the past year in telecommunications held back fund performance, as this sector lagged during the period. On the positive side, strong security selection in energy, cable TV, chemicals and health care helped the fund's relative performance. Top performers included natural gas pipeline company El Paso, Huntsman Chemicals and electric utilities Sierra Pacific Resources, AES and NRG Energy. Airline companies American Airlines, Northwest, Continental and Delta detracted from fund performance, as did Cincinnati Bell and semiconductor testing and packaging company Amkor Technology.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,057.40	$ 5.17
HypotheticalA	$ 1,000.00	$ 1,019.91	$ 5.09
Class T
Actual	$ 1,000.00	$ 1,057.00	$ 5.69
HypotheticalA	$ 1,000.00	$ 1,019.40	$ 5.60
Class B
Actual	$ 1,000.00	$ 1,052.50	$ 9.03
HypotheticalA	$ 1,000.00	$ 1,016.09	$ 8.91
Class C
Actual	$ 1,000.00	$ 1,051.90	$ 9.54
HypotheticalA	$ 1,000.00	$ 1,015.58	$ 9.42
Institutional Class
Actual	$ 1,000.00	$ 1,058.20	$ 4.40
HypotheticalA	$ 1,000.00	$ 1,020.67	$ 4.33
A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.00%
Class T	1.10%
Class B	1.75%
Class C	1.85%
Institutional Class	.85%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
AES Corp.	2.4	2.5
Lyondell Chemical Co.	1.6	1.7
Xerox Corp.	1.6	0.7
MGM MIRAGE	1.4	0.4
Qwest Corp.	1.3	1.0
	8.3
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	7.9	7.1
Telecommunications	7.8	10.9
Chemicals	6.6	4.7
Healthcare	6.5	5.0
Energy	6.0	6.8
Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
AAA,AA,A 0.0%	AAA,AA,A 0.0%
BBB 0.7%	BBB 0.4%
BB 37.4%	BB 23.0%
B 47.8%	B 51.5%
CCC,CC,C 7.9%	CCC,CC,C 14.4%
Not Rated 2.3%	Not Rated 4.2%
Equities 0.1%	Equities 1.7%
Short-Term Investments and Net Other Assets 3.8%	Short-Term Investments and Net Other Assets 4.8%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2004*		As of April 30, 2004 **
	Nonconvertible Bonds 92.7%		Nonconvertible Bonds 90.8%
	Convertible Bonds, Preferred Stocks 0.0%		Convertible Bonds, Preferred Stocks 2.0%
	Common Stocks 0.1%		Common Stocks 0.0%
	Other Investments 3.4%		Other Investments 2.4%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 4.8%
* Foreign investments	16.0%	** Foreign investments	13.5%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 92.7%
	Principal Amount	Value (Note 1)
Aerospace - 0.9%
Bombardier, Inc. 6.3% 5/1/14 (d)	$ 1,940,000	$ 1,740,137
Orbital Sciences Corp. 9% 7/15/11	1,725,000	1,932,000
Primus International, Inc. 10.5% 4/15/09 (d)	760,000	775,200
		4,447,337
Air Transportation - 3.1%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	2,340,000	2,094,300
6.977% 11/23/22	111,154	98,927
7.324% 4/15/11	370,000	284,900
7.377% 5/23/19	2,358,814	1,273,760
7.379% 5/23/16	1,264,895	683,043
7.8% 4/1/08	995,000	835,800
10.18% 1/2/13	430,000	240,800
AMR Corp.:
9% 8/1/12	1,200,000	708,000
10.2% 3/15/20	50,000	29,500
Continental Airlines, Inc.:
7.875% 7/2/18	1,159,428	1,086,963
8% 12/15/05	230,000	208,725
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	73,573	55,915
6.795% 2/2/20	181,619	143,479
6.9% 7/2/18	261,040	195,780
6.954% 2/2/11	148,602	108,479
7.73% 9/15/12	383,792	260,979
7.82% 4/15/15	303,401	221,483
8.307% 10/2/19	820,247	623,388
8.312% 10/2/12	121,004	84,702
8.321% 11/1/06	435,000	404,550
Delta Air Lines, Inc.:
7.9% 12/15/09	1,330,000	611,800
8.3% 12/15/29	2,755,000	1,005,575
10% 8/15/08	1,165,000	611,625
Delta Air Lines, Inc. pass thru trust certificates:
7.379% 5/18/10	310,258	296,296
7.57% 11/18/10	820,000	776,839
7.711% 9/18/11	255,000	168,300
7.92% 5/18/12	460,000	303,600
Northwest Airlines Corp. 10% 2/1/09	2,130,000	1,448,400
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	287,627	230,101
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Air Transportation - continued
Northwest Airlines, Inc. pass thru trust certificates: - continued
7.67% 1/2/15	$ 89,303	$ 71,442
8.07% 1/2/15	574,322	373,309
		15,540,760
Automotive - 2.1%
Dana Corp. 9% 8/15/11	2,345,000	2,784,688
Delco Remy International, Inc. 9.375% 4/15/12	1,040,000	1,029,600
Navistar International Corp. 7.5% 6/15/11	1,575,000	1,697,063
Stoneridge, Inc. 11.5% 5/1/12	780,000	885,300
Tenneco Automotive, Inc.:
10.25% 7/15/13	700,000	815,500
11.625% 10/15/09	985,000	1,044,100
TRW Automotive Acquisition Corp. 9.375% 2/15/13	580,000	669,900
Visteon Corp.:
7% 3/10/14	825,000	769,313
8.25% 8/1/10	920,000	956,800
		10,652,264
Banks and Thrifts - 0.5%
Western Financial Bank 9.625% 5/15/12	2,285,000	2,604,900
Broadcasting - 0.6%
Granite Broadcasting Corp. 9.75% 12/1/10	1,200,000	1,107,000
Gray Television, Inc. 9.25% 12/15/11	610,000	687,775
Sinclair Broadcast Group, Inc. 8% 3/15/12	1,310,000	1,375,500
		3,170,275
Building Materials - 1.1%
Jacuzzi Brands, Inc. 9.625% 7/1/10	1,045,000	1,175,625
Nortek, Inc. 8.5% 9/1/14 (d)	1,450,000	1,537,000
Texas Industries, Inc. 10.25% 6/15/11	2,435,000	2,800,250
		5,512,875
Cable TV - 4.0%
Cablevision Systems Corp.:
6.6688% 4/1/09 (d)(e)	2,725,000	2,861,250
8% 4/15/12 (d)	2,430,000	2,594,025
CSC Holdings, Inc. 7.25% 7/15/08	1,215,000	1,293,975
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,535,000	1,747,981
EchoStar DBS Corp.:
5.75% 10/1/08	3,830,000	3,906,600
6.625% 10/1/14 (d)	1,310,000	1,336,200
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Cable TV - continued
GCI, Inc. 7.25% 2/15/14	$ 845,000	$ 840,775
NTL Cable PLC:
7.07% 10/15/12 (d)(e)	730,000	751,900
8.75% 4/15/14 (d)	2,910,000	3,201,000
Telenet Group Holding NV 0% 6/15/14 (c)(d)	1,730,000	1,301,825
		19,835,531
Capital Goods - 2.5%
Amsted Industries, Inc. 10.25% 10/15/11 (d)	485,000	533,500
Dresser, Inc. 9.375% 4/15/11	1,605,000	1,785,563
Dresser-Rand Group, Inc. 7.375% 11/1/14 (d)	710,000	743,725
Invensys PLC 9.875% 3/15/11 (d)	3,580,000	3,741,100
Leucadia National Corp. 7% 8/15/13	1,800,000	1,831,500
Sensus Metering Systems, Inc. 8.625% 12/15/13	765,000	787,950
SPX Corp.:
6.25% 6/15/11	1,175,000	1,198,500
7.5% 1/1/13	1,600,000	1,696,000
		12,317,838
Chemicals - 6.5%
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (d)	3,040,000	3,382,000
Borden US Finance Corp./Nova Scotia Finance ULC:
6.82% 7/15/10 (d)(e)	950,000	964,250
9% 7/15/14 (d)	1,545,000	1,664,738
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	965,000	1,059,088
10.125% 9/1/08	565,000	646,925
10.625% 5/1/11	2,310,000	2,647,838
HMP Equity Holdings Corp. 0% 5/15/08	1,975,000	1,264,000
Huntsman ICI Chemicals LLC 10.125% 7/1/09	1,285,000	1,349,250
Huntsman ICI Holdings LLC 0% 12/31/09	2,025,000	1,093,500
Huntsman International LLC 9.875% 3/1/09	1,435,000	1,567,738
Huntsman LLC:
9.32% 7/15/11 (d)(e)	1,450,000	1,555,125
11.5% 7/15/12 (d)	1,430,000	1,594,450
Lubrizol Corp.:
4.625% 10/1/09	610,000	615,976
5.5% 10/1/14	610,000	615,062
Lyondell Chemical Co.:
9.5% 12/15/08	1,970,000	2,137,450
9.625% 5/1/07	2,620,000	2,868,900
10.875% 5/1/09	2,045,000	2,172,813
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Chemicals - continued
Lyondell Chemical Co.: - continued
11.125% 7/15/12	$ 820,000	$ 955,300
Millennium America, Inc. 9.25% 6/15/08	3,095,000	3,443,188
NOVA Chemicals Corp.:
6.5% 1/15/12	575,000	605,906
7.4% 4/1/09	625,000	680,469
		32,883,966
Consumer Products - 0.6%
Jostens Holding Corp. 0% 12/1/13 (c)	680,000	479,400
Jostens IH Corp. 7.625% 10/1/12 (d)	550,000	569,250
Samsonite Corp. 8.875% 6/1/11	1,720,000	1,823,200
		2,871,850
Containers - 2.2%
Anchor Glass Container Corp. 11% 2/15/13	995,000	1,106,938
Berry Plastics Corp. 10.75% 7/15/12	1,335,000	1,508,550
BWAY Corp. 10% 10/15/10	810,000	856,575
Crown European Holdings SA:
9.5% 3/1/11	360,000	407,700
10.875% 3/1/13	1,735,000	2,051,638
Owens-Brockway Glass Container, Inc.:
8.25% 5/15/13	2,060,000	2,214,500
8.75% 11/15/12	480,000	538,800
Owens-Illinois, Inc.:
7.35% 5/15/08	880,000	908,600
7.5% 5/15/10	1,510,000	1,570,400
		11,163,701
Diversified Media - 0.6%
Corus Entertainment, Inc. 8.75% 3/1/12	340,000	378,250
LBI Media Holdings, Inc. 0% 10/15/13 (c)	1,240,000	899,000
LBI Media, Inc. 10.125% 7/15/12	1,020,000	1,137,300
PEI Holdings, Inc. 11% 3/15/10	322,000	373,520
		2,788,070
Electric Utilities - 6.6%
AES Corp.:
7.75% 3/1/14	2,600,000	2,834,000
8.375% 8/15/07	295,000	296,475
8.75% 6/15/08	751,000	827,076
8.75% 5/15/13 (d)	425,000	489,281
8.875% 2/15/11	2,249,000	2,589,161
9.375% 9/15/10	2,635,000	3,073,069
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Electric Utilities - continued
AES Corp.: - continued
9.5% 6/1/09	$ 1,291,000	$ 1,483,036
AES Gener SA 7.5% 3/25/14 (d)	1,980,000	2,029,500
CMS Energy Corp.:
7.5% 1/15/09	45,000	48,263
7.75% 8/1/10	150,000	164,438
8.5% 4/15/11	855,000	971,494
8.9% 7/15/08	850,000	946,688
9.875% 10/15/07	1,235,000	1,386,288
Midland Funding Corp. II 11.75% 7/23/05	409,539	433,087
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	815,000	859,825
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	195,000	214,500
Nevada Power Co. 6.5% 4/15/12	955,000	993,200
NRG Energy, Inc. 8% 12/15/13 (d)	4,860,000	5,333,832
Sierra Pacific Power Co. 6.25% 4/15/12	1,610,000	1,658,300
Sierra Pacific Resources 8.625% 3/15/14	575,000	652,625
TECO Energy, Inc.:
7% 5/1/12	2,145,000	2,300,513
7.2% 5/1/11	3,450,000	3,726,000
		33,310,651
Energy - 5.5%
Belden & Blake Corp. 8.75% 7/15/12 (d)	1,940,000	2,075,800
Chesapeake Energy Corp.:
8.125% 4/1/11	740,000	814,000
9% 8/15/12	1,495,000	1,724,856
El Paso Production Holding Co. 7.75% 6/1/13	835,000	868,400
Enterprise Products Operating LP:
4.625% 10/15/09 (d)	610,000	616,285
5.6% 10/15/14 (d)	650,000	662,364
Hanover Compressor Co.:
0% 3/31/07	1,685,000	1,432,250
8.625% 12/15/10	290,000	319,000
9% 6/1/14	660,000	735,900
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10 (d)	1,150,000	1,290,875
Newfield Exploration Co. 6.625% 9/1/14 (d)	1,290,000	1,380,300
Parker Drilling Co.:
6.54% 9/1/10 (d)(e)	2,035,000	2,060,438
9.625% 10/1/13	420,000	468,300
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Energy - continued
Plains Exploration & Production Co.:
Series B, 8.75% 7/1/12	$ 615,000	$ 695,719
7.125% 6/15/14	80,000	89,200
8.75% 7/1/12	90,000	101,813
Pride International, Inc. 7.375% 7/15/14 (d)	2,045,000	2,303,181
Range Resources Corp. 7.375% 7/15/13	1,880,000	1,992,800
SESI LLC 8.875% 5/15/11	630,000	688,275
Sonat, Inc.:
6.625% 2/1/08	430,000	432,150
6.75% 10/1/07	335,000	342,956
7.625% 7/15/11	1,350,000	1,377,000
The Coastal Corp.:
6.375% 2/1/09	1,690,000	1,666,763
6.5% 6/1/08	865,000	865,000
7.75% 6/15/10	2,740,000	2,835,900
		27,839,525
Entertainment/Film - 0.4%
AMC Entertainment, Inc. 8% 3/1/14 (d)	840,000	810,600
Cinemark, Inc. 0% 3/15/14 (c)	2,035,000	1,434,675
		2,245,275
Environmental - 0.6%
Allied Waste North America, Inc.:
5.75% 2/15/11	1,185,000	1,090,200
6.375% 4/15/11	960,000	907,200
8.875% 4/1/08	535,000	567,100
Browning-Ferris Industries, Inc. 6.375% 1/15/08	25,000	24,563
IMCO Recycling Escrow, Inc. 9% 11/15/14 (d)	230,000	235,750
		2,824,813
Food and Drug Retail - 2.6%
Ahold Finance USA, Inc.:
6.25% 5/1/09	1,475,000	1,541,375
8.25% 7/15/10	3,135,000	3,573,900
Delhaize America, Inc. 8.125% 4/15/11	720,000	834,300
Jean Coutu Group, Inc.:
7.625% 8/1/12 (d)	380,000	401,850
8.5% 8/1/14 (d)	830,000	846,600
Rite Aid Corp.:
6% 12/15/05 (d)	515,000	518,863
6.875% 8/15/13	1,090,000	970,100
8.125% 5/1/10	310,000	329,375
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Food and Drug Retail - continued
Rite Aid Corp.: - continued
9.25% 6/1/13	$ 525,000	$ 544,031
9.5% 2/15/11	495,000	546,356
Stater Brothers Holdings, Inc.:
5.38% 6/15/10 (e)	1,400,000	1,424,500
8.125% 6/15/12	1,340,000	1,427,100
		12,958,350
Food/Beverage/Tobacco - 3.2%
B&G Foods, Inc. 8% 10/1/11	610,000	640,500
Del Monte Corp. 9.25% 5/15/11	1,375,000	1,519,375
Delaware Monte Corp. 8.625% 12/15/12	930,000	1,048,575
Dole Food Co., Inc. 7.25% 6/15/10	2,170,000	2,256,800
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	580,000	594,500
Smithfield Foods, Inc.:
7.625% 2/15/08	1,640,000	1,738,400
7.75% 5/15/13	1,196,000	1,309,620
8% 10/15/09	2,635,000	2,905,088
Swift & Co. 10.125% 10/1/09	1,940,000	2,158,250
UAP Holding Corp. 0% 7/15/12 (c)(d)	1,240,000	930,000
United Agriculture Products, Inc. 8.25% 12/15/11 (d)	1,110,000	1,171,050
		16,272,158
Gaming - 4.2%
Chumash Casino & Resort Enterprise 9% 7/15/10 (d)	560,000	625,800
Mandalay Resort Group:
9.375% 2/15/10	1,230,000	1,432,950
10.25% 8/1/07	820,000	930,700
MGM MIRAGE:
6% 10/1/09	1,365,000	1,409,363
6% 10/1/09 (d)	1,890,000	1,951,425
6.75% 9/1/12 (d)	1,840,000	1,943,592
6.875% 2/6/08	350,000	380,625
8.5% 9/15/10	1,095,000	1,259,250
Mohegan Tribal Gaming Authority 6.375% 7/15/09	2,115,000	2,210,175
MTR Gaming Group, Inc. 9.75% 4/1/10	1,340,000	1,460,600
Park Place Entertainment Corp. 7.875% 3/15/10	1,905,000	2,181,225
Seneca Gaming Corp. 7.25% 5/1/12	1,110,000	1,168,275
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	1,105,000	1,276,275
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,630,000	2,800,950
		21,031,205
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Healthcare - 6.5%
AmerisourceBergen Corp.:
7.25% 11/15/12	$ 2,675,000	$ 2,889,000
8.125% 9/1/08	455,000	495,950
Biovail Corp. yankee 7.875% 4/1/10	1,795,000	1,875,775
Concentra Operating Corp.:
9.125% 6/1/12 (d)	630,000	696,150
9.5% 8/15/10	450,000	499,500
Fisher Scientific International, Inc.:
6.75% 8/15/14 (d)	2,225,000	2,364,063
8% 9/1/13	1,080,000	1,209,600
8.125% 5/1/12	225,000	250,875
Genesis HealthCare Corp. 8% 10/15/13	1,910,000	2,077,125
Mariner Health Care, Inc. 8.25% 12/15/13 (d)	1,775,000	2,014,625
Omega Healthcare Investors, Inc.:
7% 4/1/14	920,000	941,850
7% 4/1/14 (d)	940,000	963,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09	1,382,000	1,589,300
PerkinElmer, Inc. 8.875% 1/15/13	2,255,000	2,565,063
Psychiatric Solutions, Inc. 10.625% 6/15/13	1,205,000	1,379,725
Senior Housing Properties Trust:
7.875% 4/15/15	945,000	1,044,225
8.625% 1/15/12	2,325,000	2,621,438
Tenet Healthcare Corp.:
6.375% 12/1/11	2,720,000	2,475,200
6.5% 6/1/12	330,000	297,825
7.375% 2/1/13	2,765,000	2,585,275
Ventas Realty LP/Ventas Capital Corp. 6.625% 10/15/14 (d)	1,550,000	1,581,000
		32,417,064
Homebuilding/Real Estate - 5.2%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12 (d)	3,000,000	3,165,000
Beazer Homes USA, Inc.:
6.5% 11/15/13	430,000	437,525
8.375% 4/15/12	1,765,000	1,945,913
D.R. Horton, Inc. 4.875% 1/15/10	2,800,000	2,765,000
K. Hovnanian Enterprises, Inc.:
6.5% 1/15/14	690,000	703,800
8.875% 4/1/12	1,985,000	2,213,275
KB Home:
7.75% 2/1/10	2,740,000	2,972,900
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Homebuilding/Real Estate - continued
KB Home: - continued
8.625% 12/15/08	$ 340,000	$ 384,200
Meritage Homes Corp. 7% 5/1/14	810,000	826,200
Standard Pacific Corp.:
5.125% 4/1/09	1,665,000	1,656,675
6.5% 10/1/08	490,000	509,600
6.875% 5/15/11	910,000	955,500
Technical Olympic USA, Inc.:
7.5% 3/15/11	720,000	734,400
9% 7/1/10	1,520,000	1,656,800
10.375% 7/1/12	255,000	284,325
WCI Communities, Inc.:
7.875% 10/1/13	930,000	985,800
10.625% 2/15/11	790,000	888,750
William Lyon Homes, Inc.:
7.5% 2/15/14	1,560,000	1,536,600
10.75% 4/1/13	1,155,000	1,310,925
		25,933,188
Hotels - 1.1%
Grupo Posadas SA de CV 8.75% 10/4/11 (d)	1,160,000	1,197,700
Host Marriott LP 7.125% 11/1/13	2,220,000	2,392,050
La Quinta Properties, Inc. 7% 8/15/12 (d)	1,645,000	1,764,263
		5,354,013
Insurance - 0.9%
Crum & Forster Holdings Corp. 10.375% 6/15/13	1,145,000	1,225,150
Provident Companies, Inc. 7% 7/15/18	175,000	161,438
UnumProvident Corp.:
6.75% 12/15/28	430,000	374,100
7.375% 6/15/32	430,000	406,350
7.625% 3/1/11	2,525,000	2,607,063
		4,774,101
Leisure - 2.7%
NCL Corp. Ltd. 10.625% 7/15/14 (d)	1,135,000	1,180,400
Royal Caribbean Cruises Ltd.:
6.875% 12/1/13	1,175,000	1,286,625
8% 5/15/10	1,755,000	2,005,088
Speedway Motorsports, Inc. 6.75% 6/1/13	2,390,000	2,509,500
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	1,195,000	627,375
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Leisure - continued
Town Sports International, Inc. 9.625% 4/15/11	$ 2,265,000	$ 2,378,250
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	2,940,000	3,425,100
		13,412,338
Metals/Mining - 1.9%
Century Aluminum Co. 7.5% 8/15/14 (d)	1,265,000	1,337,738
Compass Minerals International, Inc.:
0% 12/15/12 (c)	1,135,000	953,400
0% 6/1/13 (c)	1,780,000	1,406,200
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	1,475,000	1,430,750
10.125% 2/1/10	2,295,000	2,587,613
Peabody Energy Corp. 6.875% 3/15/13	580,000	636,550
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12 (d)	1,315,000	1,301,850
		9,654,101
Paper - 3.0%
Abitibi-Consolidated, Inc. 5.38% 6/15/11 (e)	730,000	745,513
Bowater, Inc. 4.88% 3/15/10 (e)	450,000	452,250
Buckeye Technologies, Inc. 8.5% 10/1/13	775,000	856,375
Cellu Tissue Holdings, Inc. 9.75% 3/15/10 (d)	825,000	862,125
Georgia-Pacific Corp.:
8% 1/15/14	1,985,000	2,282,750
8% 1/15/24	200,000	232,000
8.125% 5/15/11	535,000	623,275
8.875% 2/1/10	65,000	76,700
9.375% 2/1/13	600,000	708,000
9.5% 12/1/11	995,000	1,233,800
Graphic Packaging International, Inc. 8.5% 8/15/11	285,000	319,200
Norske Skog Canada Ltd.:
7.375% 3/1/14	1,035,000	1,071,225
8.625% 6/15/11	2,000,000	2,165,000
Stone Container Corp.:
8.375% 7/1/12	2,405,000	2,657,525
9.75% 2/1/11	310,000	345,650
Tembec Industries, Inc. 8.5% 2/1/11	185,000	187,313
		14,818,701
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Publishing/Printing - 1.0%
Houghton Mifflin Co. 9.875% 2/1/13	$ 880,000	$ 950,400
The Reader's Digest Association, Inc. 6.5% 3/1/11	3,920,000	4,067,000
		5,017,400
Railroad - 0.8%
Kansas City Southern Railway Co. 7.5% 6/15/09	1,265,000	1,302,950
TFM SA de CV yankee:
10.25% 6/15/07	870,000	909,150
11.75% 6/15/09	1,555,000	1,574,438
		3,786,538
Restaurants - 0.3%
Friendly Ice Cream Corp. 8.375% 6/15/12	1,550,000	1,472,500
Services - 1.2%
Iron Mountain, Inc. 8.625% 4/1/13	365,000	397,850
United Rentals North America, Inc.:
6.5% 2/15/12	3,075,000	3,051,938
7% 2/15/14	675,000	624,375
7.75% 11/15/13	1,795,000	1,736,663
		5,810,826
Shipping - 2.9%
General Maritime Corp. 10% 3/15/13	2,075,000	2,386,250
OMI Corp. 7.625% 12/1/13	3,310,000	3,492,050
Overseas Shipholding Group, Inc. 8.25% 3/15/13	1,900,000	2,128,000
Ship Finance International Ltd. 8.5% 12/15/13	4,555,000	4,623,325
Teekay Shipping Corp. 8.875% 7/15/11	1,820,000	2,093,000
		14,722,625
Steels - 2.3%
AK Steel Corp. 7.875% 2/15/09	590,000	597,375
Allegheny Technologies, Inc. 8.375% 12/15/11	1,495,000	1,584,700
CSN Islands VII Corp. 10.75% 9/12/08 (d)	1,110,000	1,232,100
CSN Islands VIII Corp. 9.75% 12/16/13 (d)	1,105,000	1,125,719
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	2,350,000	2,714,250
International Steel Group, Inc. 6.5% 4/15/14	1,090,000	1,163,575
Ispat Inland ULC 9.75% 4/1/14	2,505,000	3,043,575
		11,461,294
Super Retail - 1.8%
Asbury Automotive Group, Inc. 9% 6/15/12	3,295,000	3,476,225
Barneys, Inc. 9% 4/1/08	2,100,000	2,184,000
National Vision, Inc. 12% 3/30/09	15,652	13,304
NBC Acquisition Corp. 0% 3/15/13 (c)	1,700,000	1,241,000
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Super Retail - continued
Nebraska Book Co., Inc. 8.625% 3/15/12	$ 1,180,000	$ 1,215,400
Sonic Automotive, Inc. 8.625% 8/15/13	1,075,000	1,136,813
		9,266,742
Technology - 5.4%
Celestica, Inc. 7.875% 7/1/11	3,695,000	3,916,700
Electronic Data Systems Corp. 6% 8/1/13	875,000	893,650
Flextronics International Ltd. 6.5% 5/15/13	4,255,000	4,467,750
Freescale Semiconductor, Inc.:
4.82% 7/15/09 (d)(e)	1,150,000	1,190,250
6.875% 7/15/11 (d)	1,950,000	2,052,375
7.125% 7/15/14 (d)	440,000	464,200
Lucent Technologies, Inc.:
5.5% 11/15/08	1,490,000	1,527,250
6.45% 3/15/29	2,095,000	1,780,750
Micron Technology, Inc. 6.5% 9/30/05 (f)	3,000,000	2,992,500
Xerox Corp.:
6.875% 8/15/11	3,645,000	3,818,138
7.125% 6/15/10	670,000	725,275
7.2% 4/1/16	440,000	464,200
7.625% 6/15/13	1,265,000	1,383,594
9.75% 1/15/09	1,145,000	1,339,650
		27,016,282
Telecommunications - 7.5%
Alaska Communications Systems Holdings, Inc. 9.375% 5/15/09	2,085,000	1,959,900
Empresa Brasileira de Telecomm SA 11% 12/15/08	1,415,000	1,577,725
Innova S. de R.L. 9.375% 9/19/13	1,947,000	2,163,604
Intelsat Ltd.:
5.25% 11/1/08	990,000	928,125
6.5% 11/1/13	615,000	524,288
7.625% 4/15/12	1,805,000	1,705,725
Millicom International Cellular SA 10% 12/1/13 (d)	4,855,000	4,891,413
New Skies Satellites NV 7.4375% 11/1/11 (d)(e)	975,000	994,500
Nextel Communications, Inc.:
5.95% 3/15/14	1,025,000	1,044,219
6.875% 10/31/13	3,955,000	4,291,175
PanAmSat Corp. 9% 8/15/14 (d)	3,275,000	3,455,125
Qwest Capital Funding, Inc.:
7% 8/3/09	1,355,000	1,287,250
7.25% 2/15/11	360,000	334,800
7.75% 8/15/06	1,280,000	1,315,200
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Telecommunications - continued
Qwest Corp.:
7.875% 9/1/11 (d)	$ 430,000	$ 455,800
9.125% 3/15/12 (d)	4,025,000	4,538,188
Qwest Services Corp.:
14% 12/15/10 (d)(e)	175,000	207,375
14.5% 12/15/14 (d)(e)	915,000	1,125,450
Rogers Wireless, Inc. 9.625% 5/1/11	1,490,000	1,694,875
U.S. West Capital Funding, Inc. 6.375% 7/15/08	2,180,000	2,038,300
U.S. West Communications:
7.2% 11/10/26	460,000	409,400
7.5% 6/15/23	825,000	767,250
		37,709,687
Textiles & Apparel - 0.4%
Levi Strauss & Co. 12.25% 12/15/12	1,975,000	2,034,250
TOTAL NONCONVERTIBLE BONDS (Cost $443,699,019)		464,932,994
Commercial Mortgage Securities - 0.2%

Banc of America Commercial Mortgage, Inc. Series 2003-2:
Class BWD, 6.947% 10/11/37 (d)	115,000	114,894
Class BWE, 7.226% 10/11/37 (d)	160,000	159,757
Class BWF, 7.55% 10/11/37 (d)	139,000	138,684
Class BWG, 8.155% 10/11/37 (d)	135,000	133,383
Class BWH, 9.073% 10/11/37 (d)	100,000	100,286
Class BWJ, 9.99% 10/11/37 (d)	115,000	115,077
Class BWK, 10.676% 10/11/37 (d)	100,000	99,655
Class BWL, 10.1596% 10/11/37 (d)	163,000	149,805
CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.3809% 12/15/09 (d)(e)	67,867	54,293
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,044,212)		1,065,834
Common Stocks - 0.1%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a)	10	0
Chemicals - 0.1%
HMP Equity Holdings Corp. warrants 5/15/11 (a)(d)	1,560	358,800
Common Stocks - continued
	Shares	Value (Note 1)
Super Retail - 0.0%
Barneys, Inc. warrants 4/1/08 (a)	2,350	$ 141,000
TOTAL COMMON STOCKS (Cost $223,909)		499,800
Floating Rate Loans - 3.2%
	Principal Amount
Cable TV - 0.6%
Century Cable Holdings LLC Tranche B term loan 6.75% 12/31/09 (e)	$ 700,000	686,000
Hilton Head Communications LP Tranche B term loan 6% 3/31/08 (e)	1,450,000	1,419,188
NTL Investment Holdings Ltd. Tranche B term loan 5.2038% 6/13/12 (e)	1,050,000	1,060,500
		3,165,688
Electric Utilities - 1.3%
Allegheny Energy Supply Co. LLC Tranche C term loan 5.7201% 6/8/11 (e)	795,006	795,006
Astoria Energy LLC term loan:
6.9906% 4/15/12 (e)	3,050,000	3,111,000
10.725% 4/15/12 (e)	810,000	834,300
Riverside Energy Center LLC:
term loan 6.38% 6/24/11 (e)	1,627,785	1,635,924
Credit-Linked Deposit 6.38% 6/24/11 (e)	72,215	72,576
		6,448,806
Energy - 0.5%
Headwaters, Inc.:
Tranche 2, term loan 9.25% 9/8/12 (e)	950,000	970,188
Tranche B1, term loan 7% 4/30/11 (e)	1,443,750	1,459,992
		2,430,180
Hotels - 0.5%
Wyndham International, Inc. term loan 6.625% 6/30/06 (e)	2,353,165	2,356,107
Telecommunications - 0.3%
Qwest Corp. Tranche B term loan 6.95% 6/30/10 (e)	1,725,000	1,725,000
TOTAL FLOATING RATE LOANS (Cost $15,684,522)		16,125,781
Money Market Funds - 1.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.79% (b) (Cost $8,030,008)	8,030,008	$ 8,030,008
TOTAL INVESTMENT PORTFOLIO - 97.8% (Cost $468,681,670)		490,654,417
NET OTHER ASSETS - 2.2%		11,211,268
NET ASSETS - 100%		$ 501,865,685
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $100,109,604 or 19.9% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,992,500 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	8/8/02 - 1/21/03	$ 2,633,750
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.0%
Canada	4.5%
Luxembourg	1.7%
United Kingdom	1.6%
Marshall Islands	1.6%
Bermuda	1.5%
Mexico	1.1%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
The Fund hereby designates approximately $1,343,000 as a capital gain dividend for the purpose of the dividends paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2004

Assets
Investment in securities, at value (cost $468,681,670) - See accompanying schedule		$ 490,654,417
Cash		880,037
Receivable for investments sold		12,235,665
Receivable for fund shares sold		1,090,641
Interest receivable		9,750,656
Receivable from investment adviser for expense reductions		6,710
Other affiliated receivables		765
Other receivables		274
Total assets		514,619,165

Liabilities
Payable for investments purchased	$ 9,311,023
Payable for fund shares redeemed	2,203,843
Distributions payable	635,673
Accrued management fee	236,370
Distribution fees payable	142,367
Other affiliated payables	106,561
Other payables and accrued expenses	117,643
Total liabilities		12,753,480

Net Assets		$ 501,865,685
Net Assets consist of:
Paid in capital		$ 469,594,078
Undistributed net investment income		2,688,894
Accumulated undistributed net realized gain (loss) on investments		7,609,966
Net unrealized appreciation (depreciation) on investments		21,972,747
Net Assets		$ 501,865,685

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($94,348,532 ÷ 9,841,075 shares)	$ 9.59

Maximum offering price per share (100/95.25 of $9.59)	$ 10.07
Class T: Net Asset Value and redemption price per share ($91,707,456 ÷ 9,574,735 shares)	$ 9.58

Maximum offering price per share (100/96.50 of $9.58)	$ 9.93
Class B: Net Asset Value and offering price per share ($79,997,388 ÷ 8,355,999 shares) A	$ 9.57

Class C: Net Asset Value and offering price per share ($64,186,858 ÷ 6,704,057 shares) A	$ 9.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($171,625,451 ÷ 17,886,470 shares)	$ 9.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2004

Investment Income
Dividends		$ 511,809
Interest		35,552,132
Total income		36,063,941

Expenses
Management fee	$ 2,530,943
Transfer agent fees	984,071
Distribution fees	1,623,616
Accounting fees and expenses	208,042
Non-interested trustees' compensation	2,220
Custodian fees and expenses	32,852
Registration fees	111,984
Audit	61,959
Legal	5,392
Miscellaneous	4,528
Total expenses before reductions	5,565,607
Expense reductions	(212,648)	5,352,959
Net investment income		30,710,982
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		9,177,285
Change in net unrealized appreciation (depreciation) on: Investment securities	2,397,014
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		2,397,010
Net gain (loss)		11,574,295
Net increase (decrease) in net assets resulting from operations		$ 42,285,277

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 30,710,982	$ 23,675,802
Net realized gain (loss)	9,177,285	15,982,876
Change in net unrealized appreciation (depreciation)	2,397,010	24,806,908
Net increase (decrease) in net assets resulting from operations	42,285,277	64,465,586
Distributions to shareholders from net investment income	(30,790,168)	(20,668,292)
Share transactions - net increase (decrease)	108,317,043	169,064,247
Redemption fees	32,522	-
Total increase (decrease) in net assets	119,844,674	212,861,541

Net Assets
Beginning of period	382,021,011	169,159,470
End of period (including undistributed net investment income of $2,688,894 and undistributed net investment income of $4,365,838, respectively)	$ 501,865,685	$ 382,021,011

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 7.89	$ 8.75	$ 9.35	$ 9.92
Income from Investment Operations
Net investment income C	.675	.725	.709 E	.760	.895
Net realized and unrealized gain (loss)	.267	1.360	(.908) E	(.602)	(.640)
Total from investment operations	.942	2.085	(.199)	.158	.255
Distributions from net investment income	(.683)	(.645)	(.661)	(.758)	(.825)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 9.59	$ 9.33	$ 7.89	$ 8.75	$ 9.35
Total Return A, B	10.50%	27.23%	(2.49)%	1.83%	2.40%
Ratios to Average Net Assets D
Expenses before expense reductions	1.01%	1.00%	1.02%	1.14%	1.70%
Expenses net of voluntary waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	.99%	.98%
Net investment income	7.21%	8.26%	8.42% E	8.50%	9.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,349	$ 61,084	$ 31,456	$ 28,046	$ 13,295
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 7.89	$ 8.74	$ 9.35	$ 9.92
Income from Investment Operations
Net investment income C	.668	.717	.695 E	.753	.898
Net realized and unrealized gain (loss)	.255	1.359	(.893) E	(.613)	(.656)
Total from investment operations	.923	2.076	(.198)	.140	.242
Distributions from net investment income	(.674)	(.636)	(.652)	(.750)	(.812)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 9.58	$ 9.33	$ 7.89	$ 8.74	$ 9.35
Total Return A, B	10.29%	27.11%	(2.47)%	1.63%	2.27%
Ratios to Average Net Assets D
Expenses before expense reductions	1.19%	1.19%	1.24%	1.39%	1.83%
Expenses net of voluntary waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.09%	1.08%
Net investment income	7.11%	8.16%	8.32%E	8.40%	9.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,707	$ 81,735	$ 35,751	$ 16,814	$ 8,936
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.32	$ 7.88	$ 8.74	$ 9.34	$ 9.92
Income from Investment Operations
Net investment income C	.606	.658	.641 E	.692	.830
Net realized and unrealized gain (loss)	.256	1.361	(.904) E	(.601)	(.663)
Total from investment operations	.862	2.019	(.263)	.091	.167
Distributions from net investment income	(.613)	(.579)	(.597)	(.691)	(.747)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 9.57	$ 9.32	$ 7.88	$ 8.74	$ 9.34
Total Return A, B	9.58%	26.32%	(3.23)%	1.08%	1.50%
Ratios to Average Net Assets D
Expenses before expense reductions	1.80%	1.80%	1.83%	1.94%	2.47%
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.73%
Net investment income	6.46%	7.51%	7.67% E	7.74%	8.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 79,997	$ 70,661	$ 32,854	$ 19,694	$ 10,054
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.32	$ 7.88	$ 8.74	$ 9.35	$ 9.91
Income from Investment Operations
Net investment income C	.597	.651	.635 E	.684	.819
Net realized and unrealized gain (loss)	.256	1.359	(.906) E	(.612)	(.643)
Total from investment operations	.853	2.010	(.271)	.072	.176
Distributions from net investment income	(.604)	(.570)	(.589)	(.682)	(.736)
Redemption fees added to paid in capital C	.001	-	-	-	-
Net asset value, end of period	$ 9.57	$ 9.32	$ 7.88	$ 8.74	$ 9.35
Total Return A, B	9.47%	26.19%	(3.32)%	.86%	1.60%
Ratios to Average Net Assets D
Expenses before expense reductions	1.87%	1.88%	1.90%	2.03%	2.60%
Expenses net of voluntary waivers, if any	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.85%	1.85%	1.85%	1.84%	1.83%
Net investment income	6.36%	7.41%	7.57% E	7.65%	8.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,187	$ 59,655	$ 20,719	$ 14,218	$ 6,563
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 7.90	$ 8.75	$ 9.35	$ 9.92
Income from Investment Operations
Net investment income B	.690	.739	.709 D	.772	.910
Net realized and unrealized gain (loss)	.267	1.359	(.886) D	(.599)	(.638)
Total from investment operations	.957	2.098	(.177)	.173	.272
Distributions from net investment income	(.698)	(.658)	(.673)	(.773)	(.842)
Redemption fees added to paid in capital B	.001	-	-	-	-
Net asset value, end of period	$ 9.60	$ 9.34	$ 7.90	$ 8.75	$ 9.35
Total Return A	10.66%	27.38%	(2.23)%	2.00%	2.57%
Ratios to Average Net Assets C
Expenses before expense reductions	.90%	.96%	.96%	1.04%	1.62%
Expenses net of voluntary waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.84%	.83%
Net investment income	7.36%	8.41%	8.57% D	8.65%	9.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,625	$ 108,885	$ 48,379	$ 11,381	$ 4,910
Portfolio turnover rate	126%	129%	105%	139%	157%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 25,227,317
Unrealized depreciation	(3,445,860)
Net unrealized appreciation (depreciation)	21,781,457
Undistributed ordinary income	4,553,364
Undistributed long-term capital gain	6,920,012

Cost for federal income tax purposes	$ 468,872,960

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 30,790,168	$ 20,668,292

Short-Term Trading (Redemption) Fees. Shares purchased after March 1, 2004 and held in the fund less than 90 days will be subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $634,646,467 and $526,363,747, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 118,409	$ -
Class T	0%	.25%	209,034	156
Class B	.65%	.25%	680,468	491,448
Class C	.75%	.25%	615,705	207,655
			$ 1,623,616	$ 699,259

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 74,807
Class T	23,989
Class B*	216,865
Class C*	23,265
$ 338,926

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 147,306.19
Class T	225,132.27
Class B	169,550.22
Class C	118,501.19
Institutional Class	323,582.23
	$ 984,071

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $210,504 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.00%	$ 6,167
Class T	1.10%	77,750
Class B	1.75%	35,988
Class C	1.85%	9,970
Institutional Class	.85%	76,094
		$ 205,969

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $46 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6,633.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 5,663,641	$ 3,463,982
Class T	6,014,640	5,285,877
Class B	4,921,925	3,522,659
Class C	3,962,307	2,720,372
Institutional Class	10,227,655	5,675,402
Total	$ 30,790,168	$ 20,668,292

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	5,417,201	5,078,597	$ 51,022,256	$ 44,740,558
Reinvestment of distributions	486,820	329,086	4,582,849	2,911,571
Shares redeemed	(2,607,162)	(2,849,082)	(24,494,194)	(25,436,110)
Net increase (decrease)	3,296,859	2,558,601	$ 31,110,911	$ 22,216,019
Class T
Shares sold	4,611,164	10,067,102	$ 43,541,073	$ 87,281,226
Reinvestment of distributions	525,473	428,290	4,943,576	3,800,828
Shares redeemed	(4,324,548)	(6,266,128)	(40,418,876)	(55,411,229)
Net increase (decrease)	812,089	4,229,264	$ 8,065,773	$ 35,670,825
Class B
Shares sold	2,799,122	5,222,668	$ 26,296,874	$ 45,487,161
Reinvestment of distributions	296,344	216,886	2,786,337	1,919,716
Shares redeemed	(2,317,900)	(2,028,953)	(21,681,224)	(17,785,865)
Net increase (decrease)	777,566	3,410,601	$ 7,401,987	$ 29,621,012
Class C
Shares sold	2,817,895	5,869,016	$ 26,513,128	$ 51,408,339
Reinvestment of distributions	256,308	179,833	2,410,928	1,600,340
Shares redeemed	(2,767,614)	(2,279,628)	(25,939,067)	(20,253,596)
Net increase (decrease)	306,589	3,769,221	$ 2,984,989	$ 32,755,083
Institutional Class
Shares sold	8,400,882	9,351,108	$ 79,116,765	$ 82,152,855
Reinvestment of distributions	879,823	470,456	8,286,911	4,177,210
Shares redeemed	(3,048,025)	(4,293,095)	(28,650,293)	(37,528,757)
Net increase (decrease)	6,232,680	5,528,469	$ 58,753,383	$ 48,801,308

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 298 funds advised by FMR or an affiliate. Mr. McCoy oversees 300 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor High Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1999

Vice President of Advisor High Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Advisor High Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Matthew Conti (38)

Year of Election or Appointment: 2001

Vice President of Advisor High Income. Mr. Conti is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1999

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor High Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor High Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor High Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1999 Assistant Treasurer of Advisor High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor High Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor High Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

The Board of Trustees of Fidelity Advisor High Income fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/13/04	12/10/04	$.14
Class T	12/13/04	12/10/04	$.14
Class B	12/13/04	12/10/04	$.14
Class C	12/13/04	12/10/04	$.14

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AHI-UANN-1204
1.784748.101

Fidelity® Advisor

Floating Rate High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	35	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	45	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	53
Trustees and Officers	54
Distributions	66

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Life of fund A
Class A (incl. 3.75% sales charge)	0.06%	3.26%
Class T (incl. 2.75% sales charge)	1.01%	3.40%
Class B (incl. contingent deferred sales charge) B	-0.12%	3.29%
Class C (incl. contingent deferred sales charge) C	2.41%	3.55%

A From August 16, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, and life of fund total return figures are 3.5%, and 1.5%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, and life of fund total return figures are 1%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Floating Rate High Income Fund - Class T on August 16, 2000, when the fund started, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the CSFB Leveraged Loan Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The leveraged loan market posted a healthy return for the 12-month period ending October 31, 2004, helped by rising interest rates, tight market technicals and a low default rate. During the past year the federal funds target rate rose 0.75%. This translated to a 0.85% rise in LIBOR - the London Interbank Offering Rate - which rose from 1.32% on May 31, 2004, to 2.17% at the end of October. LIBOR is the common base rate for loan coupons. As noted, supply and demand for leveraged loans remained tight. The residual impact of this market backdrop was price appreciation, yield spread compression and increased risk of early loan repayment at par. According to the S&P/LSTA (Loan Syndication and Trading Association), the average secondary bid price was 101.16 as of October 31, 2004, while the loan yield spread for BB/BB- rated issues was 225 basis points (or 2.25%) and 274 bps for B+/B rated issues. Higher LIBOR rates helped to mitigate the impact of the spread compression on the absolute coupon payment. The default rate remained low, but the underlying credit quality of new issues eroded somewhat during the past 12 months as the percentage of single-B issuers rose from 28% to 37%.

For the 12 months ending October 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 3.96%, 3.87%, 3.38% and 3.41%, respectively. In comparison, the LipperSM Loan Participation Funds Average returned 3.80% and the fund's benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, returned 5.96%. The CSFB index is not actively maintained and does not purport to reflect coupon changes or partial loan repayments that may occur during the life of the loan. In addition to the data maintenance limitations associated with the CSFB index, relative fund returns were hurt by a high cash position and issue selection in utilities and wireless. In utilities, underweighted positions relative to the index in Reliant Resources and Edison Mission hurt. In wireless, the fund was hampered by underweighting the restructuring Sprint affiliates Airgate, Ubiquitel and Horizon. Several out-of-benchmark investments contributed to performance, including El Paso Corp., British cable company NTL and XM Satellite Radio. In the telecommunications sector, the fund was helped by underweighted positions in McLeod, Global Crossing and Level 3 Communications. In utilities, positions in Dynegy, Astoria Energy and CenterPoint Energy helped.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,020.50	$ 5.49
Hypothetical A	$ 1,000.00	$ 1,019.50	$ 5.50
Class T
Actual	$ 1,000.00	$ 1,020.10	$ 5.89
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 5.90
Class B
Actual	$ 1,000.00	$ 1,017.60	$ 8.37
Hypothetical A	$ 1,000.00	$ 1,016.60	$ 8.40
Class C
Actual	$ 1,000.00	$ 1,017.30	$ 8.62
Hypothetical A	$ 1,000.00	$ 1,016.35	$ 8.65
Institutional Class
Actual	$ 1,000.00	$ 1,021.60	$ 4.42
Hypothetical A	$ 1,000.00	$ 1,020.57	$ 4.43
Fidelity Floating Rate High Income Fund
Actual	$ 1,000.00	$ 1,021.80	$ 4.27
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.08%
Class T	1.16%
Class B	1.65%
Class C	1.70%
Institutional Class	.87%
Fidelity Floating Rate High Income Fund	.84%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communications Operating LLC	2.7	3.5
Qwest Corp.	2.2	2.5
EchoStar DBS Corp.	2.0	3.1
Boise Cascade Holdings LLC	2.0	0.0
Nextel Communications, Inc.	1.8	2.5
	10.7
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	11.5	12.8
Telecommunications	9.4	11.7
Electric Utilities	6.3	6.1
Healthcare	5.9	5.3
Paper	4.9	3.1
Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
AAA,AA,A 0.1%	AAA,AA,A 0.0%
BBB 2.5%	BBB 2.8%
BB 31.4%	BB 35.4%
B 33.9%	B 24.9%
CCC,CC,C 1.9%	CCC,CC,C 2.8%
D 0.0%	D 0.1%
Not Rated 17.4%	Not Rated 21.0%
Equities 0.0%	Equities 0.0%
Other Investments 0.2%	Other Investments 0.0%
Short-Term Investments and Net Other Assets 12.6%	Short-Term Investments and Net Other Assets 13.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2004 *		As of April 30, 2004 **
	Floating Rate Loans 73.5%		Floating Rate Loans 70.6%
	Nonconvertible Bonds 13.6%		Nonconvertible Bonds 16.4%
	Foreign Government & Government Agency Obligations 0.1%		Foreign Government & Government Agency Obligations 0.0%
	Other Investments 0.2%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 12.6%		Short-Term Investments and Net Other Assets 13.0%
* Foreign investments	4.7%	** Foreign investments	4.3%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Floating Rate Loans (f) - 73.5%
	Principal Amount (000s)	Value (Note 1) (000s)
Aerospace - 0.6%
DRS Technologies, Inc. term loan 3.7284% 11/4/10 (e)	$ 919	$ 927
Standard Aero Holdings, Inc. term loan 4.5074% 8/24/12 (e)	7,754	7,870
Titan Corp. Tranche B term loan 4.644% 6/30/09 (e)	6,922	7,017
Transdigm, Inc. term loan 4.09% 7/22/10 (e)	1,588	1,611
United Defense Industries, Inc. Tranche B term loan 3.9707% 8/13/09 (e)	4,866	4,927
		22,352
Automotive - 1.9%
Advance Auto Parts, Inc. Tranche B, term loan 3.8125% 9/30/10 (e)	3,000	3,026
AM General LLC Tranche B1, term loan 6.542% 11/1/11 (e)	3,000	2,996
CSK Automotive, Inc. Tranche B term loan 4.0598% 8/10/10 (e)	3,980	3,995
Enersys Capital, Inc. term loan 3.8455% 3/17/11 (e)	998	1,006
Exide Global Holding Netherlands CV term loan 5.25% 5/5/10 (e)	2,000	2,000
Exide Technologies Tranche B term loan 5.25% 5/5/10 (e)	2,000	2,000
Federal-Mogul Corp. Tranche C term loan 5.71% 1/1/49 (e)	2,000	2,010
Federal-Mogul Financing Trust Tranche B term loan 4.46% 2/24/05 (e)	2,000	1,870
Goodyear Dunlop Tire Europe BV term loan 5.7563% 4/30/05 (e)	7,776	7,815
Key Safety Systems, Inc. Tranche B term loan 4.8898% 6/24/10 (e)	2,902	2,931
Mark IV Industries, Inc. Tranche B term loan 4.9951% 6/23/11 (e)	2,993	3,045
Plastech Engineered Products, Inc. Tranche B1 term loan 4.73% 3/31/10 (e)	1,959	1,986
SPX Corp. Tranche B1 term loan 3.9375% 9/30/09 (e)	6,547	6,612
Tenneco Automotive, Inc.:
Tranche B term loan 4.88% 12/12/10 (e)	3,422	3,474
Tranche B1 Credit-Linked Deposit 4.84% 12/12/10 (e)	1,552	1,575
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - continued
Travelcenters of America, Inc. term loan 5.0532% 11/14/08 (e)	$ 873	$ 873
TRW Automotive Holdings Corp.:
Tranche D1 term loan 4.125% 2/28/11 (e)	2,845	2,888
Tranche E, term loan 3.88% 10/31/10 (e)	15,000	15,113
United Components, Inc. Tranche C term loan 4.42% 6/30/10 (e)	2,570	2,602
		67,817
Broadcasting - 2.8%
Cumulus Media, Inc.:
Tranche A1 term loan 3.625% 3/28/09 (e)	5,294	5,320
Tranche E term loan 3.625% 3/28/10 (e)	8,359	8,464
Emmis Operating Co. Tranche B term loan 3.59% 11/10/11 (e)	22,000	22,193
Gray Television, Inc. term loan 3.7187% 6/30/11 (e)	5,000	5,063
LIN Television Corp. Tranche B term loan 4.1744% 12/31/07 (e)	9,519	9,615
Nexstar Broadcasting, Inc. Tranche D, term loan 3.73% 12/31/10 (e)	15,960	15,980
Raycom TV Broadcasting, Inc.:
Tranche A, term loan 3.8125% 10/6/11 (e)	2,000	2,003
Tranche B, term loan 3.875% 4/6/12 (e)	10,000	10,063
Sinclair Television Group, Inc.:
Tranche A term loan 3.71% 6/30/09 (e)	8,000	8,020
Tranche C term loan 3.71% 12/31/09 (e)	9,000	9,101
Spanish Broadcasting System, Inc. term loan 5.23% 10/30/09 (e)	4,814	4,862
		100,684
Building Materials - 0.5%
Goodman Global Holdings, Inc. Tranche B term loan 4.0313% 11/21/09 (e)	1,660	1,677
National Waterworks, Inc. Tranche B1 term loan 4.73% 11/22/09 (e)	1,867	1,886
Nortek Holdings, Inc. term loan 4.7364% 8/27/11 (e)	12,000	12,195
Ply Gem Industries, Inc. term loan 4.37% 2/12/11 (e)	1,990	2,012
		17,770
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - 9.0%
Adelphia Communications Corp. Tranche B term loan 4.25% 3/31/05 (e)	$ 7,500	$ 7,538
Atlantic Broadband Finance LLC/Atlantic Broadband Finance, Inc. Tranche B term loan 5.05% 9/1/11 (e)	2,700	2,741
Cablecom Gmbh:
Tranche B term loan 5.13% 4/15/12 (e)	1,500	1,493
Tranche C term loan 5.48% 4/15/13 (e)	1,500	1,493
Cebridge Connections, Inc. Tranche 1 term loan 5.0461% 2/23/09 (e)	2,985	2,996
Century Cable Holdings LLC Tranche B term loan:
6.75% 6/30/09 (e)	2,203	2,170
6.75% 12/31/09 (e)	5,250	5,145
Century-TCI California LP:
revolver loan 4.75% 12/31/07 (e)	2,000	1,995
term loan 4.75% 12/31/07 (e)	8,016	7,996
Charter Communication Operating LLC:
Tranche A term loan 5.13% 4/27/10 (e)	2,000	1,968
Tranche B term loan 5.3796% 4/7/11 (e)	92,284	91,680
DIRECTV Holdings LLC Tranche B2 term loan 3.8843% 3/6/10 (e)	15,114	15,322
Hilton Head Communications LP Tranche B term loan 6% 3/31/08 (e)	7,150	6,998
Insight Midwest Holdings LLC:
Tranche A term loan 3.25% 6/30/09 (e)	19,048	19,000
Tranche B term loan:
4.5625% 12/31/09 (e)	993	1,007
4.75% 12/31/09 (e)	13,902	14,076
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.2572% 9/30/10 (e)	3,990	4,030
Mediacom LLC Tranche B, term loan 4.2782% 3/31/13 (e)	14,000	14,088
NTL Investment Holdings Ltd. Tranche B term loan 5.2038% 6/13/12 (e)	33,647	33,983
Olympus Cable Holdings LLC:
Tranche A term loan 6% 6/30/10 (e)	11,200	10,976
Tranche B term loan 6.75% 9/30/10 (e)	8,500	8,373
PanAmSat Corp. Tranche B, term loan 4.66% 8/20/11 (e)	51,000	51,510
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - continued
Persona Communications, Inc. Tranche B, term loan 4.975% 7/30/11 (e)	$ 1,000	$ 1,009
Rainbow Media Holdings, Inc. Tranche B, term loan 4.5% 3/31/12 (e)	6,000	6,120
United Pan-Europe Communications NV Tranche C2 term loan 7.381% 3/31/09 (e)	6,358	6,422
		320,129
Capital Goods - 2.4%
AGCO Corp. term loan 3.9565% 1/31/06 (e)	8,838	8,993
Amsted Industries, Inc. Tranche B, term loan 4.2691% 10/15/10 (e)	7,000	7,061
Bucyrus International, Inc. term loan 4.3128% 7/28/10 (e)	2,568	2,606
Douglas Dynamics Holdings, Inc. term loan 4.7115% 3/31/10 (e)	982	991
Dresser, Inc. Tranche C, term loan 4.46% 4/10/09 (e)	4,278	4,332
Dresser-Rand Group, Inc. Tranche B, term loan 3.8413% 10/29/11 (e)	10,770	10,932
Flowserve Corp. Tranche C term loan 4.6528% 6/30/09 (e)	1,749	1,767
Invensys International Holding Ltd.:
Trance A, term loan 4.8213% 3/5/09 (e)	2,000	2,018
Tranche B1 term loan 5.477% 9/4/09 (e)	12,852	12,980
Ionics, Inc. term loan 4.73% 2/13/11 (e)	4,582	4,639
Mueller Group, Inc. term loan 4.71% 4/23/11 (e)	1,890	1,904
Polypore, Inc. term loan 4.21% 11/12/11 (e)	5,985	6,045
Roper Industries, Inc. term loan 4.0419% 12/29/08 (e)	9,625	9,697
Sensus Metering Systems, Inc. Tranche B term loan 4.406% 12/17/10 (e)	2,546	2,556
Terex Corp.:
term loan 4.0365% 12/31/09 (e)	1,639	1,663
Tranche B term loan 3.2372% 7/3/09 (e)	5,046	5,097
TriMas Corp. Tranche B term loan 5.6247% 12/31/09 (e)	868	876
		84,157
Chemicals - 2.9%
Celanese AG:
Credit-Linked Deposit 4.34% 4/6/09 (e)	2,000	2,025
term loan 4.4955% 4/6/11 (e)	11,000	11,192
Tranche C term loan 5.48% 12/8/11 (e)	4,000	4,050
Cognis Deutschland Gmbh & Co. Kg term loan 6.3111% 11/15/13 (e)	1,000	1,028
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Chemicals - continued
Geo Specialty Chemicals, Inc. Tranche B term loan 10% 12/31/07 (e)	$ 1,149	$ 1,120
Georgia Gulf Corp. Tranche D term loan 4.8822% 12/2/10 (e)	1,279	1,295
Hercules, Inc. Tranche B term loan 3.9523% 10/8/10 (e)	5,480	5,514
Huntsman International LLC term loan 5.1875% 12/31/10 (e)	16,300	16,585
Huntsman LLC Tranche B, term loan 5.44% 3/31/10 (e)	18,800	19,129
Innophos, Inc. Tranche B, term loan 4.16% 8/13/10 (e)	4,400	4,466
Kraton Polymers LLC term loan 4.3981% 12/23/10 (e)	2,131	2,147
Nalco Co. Tranche B term loan 4.4259% 11/4/10 (e)	18,536	18,884
Rockwood Specialties Group, Inc. Tranche B, term loan 4.63% 7/30/12 (e)	13,000	13,081
SGL Carbon LLC term loan 4.9488% 12/31/09 (e)	2,922	2,937
		103,453
Consumer Products - 2.7%
American Achievement Corp. Tranche B term loan 4.4516% 3/25/11 (e)	3,485	3,515
American Safety Razor Co. Tranche B term loan 4.9199% 4/29/11 (e)	2,985	3,030
Amscan Holdings, Inc. term loan 4.7273% 4/30/12 (e)	3,990	4,050
Bombardier Recreational Products, Inc. term loan 4.71% 12/18/10 (e)	995	1,010
Central Garden & Pet Co. Tranche B term loan 4.21% 5/14/09 (e)	988	997
Church & Dwight Co., Inc. Tranche B term loan 3.71% 5/28/11 (e)	11,970	12,090
Jarden Corp. Tranche B term loan 4.1907% 4/24/08 (e)	3,990	3,995
Jostens IH Corp. Tranche B, term loan 6.25% 10/4/11 (e)	14,750	14,934
Nice Pak Products, Inc. term loan 5.5841% 6/22/10 (e)	2,000	2,020
Prestige Brands, Inc. Tranche B term loan 4.8641% 4/6/11 (e)	1,975	1,997
Revlon Consumer Products Corp. term loan 7.9975% 7/9/10 (e)	10,000	10,188
Riddell Bell Holdings, Inc. Tranche B, term loan 4.75% 9/30/11 (e)	2,000	2,030
Sealy Mattress Co. term loan:
4.3196% 4/6/12 (e)	8,663	8,760
6.29% 4/2/13 (e)	2,000	2,050
Simmons Bedding Co. Tranche C, term loan 3.9896% 12/19/11 (e)	5,876	5,920
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Consumer Products - continued
Simmons Co. term loan 5.125% 6/19/12 (e)	$ 2,000	$ 2,015
Sola International, Inc. term loan 4.48% 12/11/09 (e)	3,900	3,959
The Scotts Co. term loan 3.4375% 9/30/10 (e)	2,494	2,519
United Industries Corp. term loan 4.6293% 4/30/11 (e)	6,175	6,267
Weight Watchers International, Inc.:
Tranche B term loan 3.48% 3/31/10 (e)	1,224	1,231
Tranche C, term loan 3.39% 3/31/10 (e)	2,000	2,010
		94,587
Containers - 2.9%
Ball Corp. Tranche B1 term loan 3.725% 12/19/09 (e)	3,410	3,452
Berry Plastics Corp. term loan 3.71% 7/22/10 (e)	1,717	1,739
BWAY Corp. Tranche B term loan 4.1875% 6/30/11 (e)	6,020	6,088
Graham Packaging Holdings Co. Tranche B1, term loan 4.375% 10/4/11 (e)	37,200	37,665
Intertape Polymer, Inc. Tranche B term loan 4.1381% 7/28/11 (e)	8,000	8,130
Owens Illinois Group, Inc.:
Tranche A1 term loan 4.73% 4/1/07 (e)	9,813	9,985
Tranche B1 term loan 4.64% 4/1/08 (e)	3,631	3,694
Owens-Illinois, Inc. Tranche C1 term loan 4.74% 4/1/08 (e)	5,504	5,573
Printpack Holdings, Inc. Tranche C term loan 4.25% 3/31/09 (e)	869	875
Silgan Holdings, Inc. Tranche B term loan 5.5% 11/30/08 (e)	14,325	14,504
Solo Cup Co. term loan 4.3217% 2/27/11 (e)	11,791	11,923
		103,628
Diversified Financial Services - 0.4%
Global Cash Access LLC/Global Cash Access Finance Corp. Tranche B term loan 4.71% 3/10/10 (e)	6,728	6,845
Newkirk Master LP term loan 6.4117% 11/24/06 (e)	1,815	1,837
Refco Finance Holdings LLC term loan 4.66% 8/5/11 (e)	4,000	4,005
		12,687
Diversified Media - 1.3%
Adams Outdoor Advertising Ltd. term loan 4.3298% 10/15/11 (e)	2,643	2,683
CanWest Media, Inc. Tranche E term loan 4.065% 8/15/09 (e)	3,874	3,912
Cinram International, Inc. Tranche D, term loan 4.8% 9/30/09 (e)	4,000	4,055
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Diversified Media - continued
Entravision Communications Corp. Tranche B, term loan 3.65% 2/24/12 (e)	$ 6,000	$ 6,060
Lamar Media Corp.:
Tranche A term loan 3.3438% 6/30/09 (e)	2,000	2,005
Tranche C term loan 3.5313% 6/30/10 (e)	13,944	14,084
Warner Music Group term loan 4.5345% 2/28/11 (e)	12,234	12,402
		45,201
Electric Utilities - 5.3%
AES Corp. term loan 5.875% 8/10/11 (e)	5,429	5,517
Allegheny Energy Supply Co. LLC:
term loan 4.7157% 3/8/11 (e)	7,768	7,768
Tranche B, term loan 4.9984% 3/8/11 (e)	28,633	29,134
Tranche C term loan 5.7201% 6/8/11 (e)	11,925	11,925
Astoria Energy LLC term loan 6.9906% 4/15/12 (e)	18,000	18,360
Calpine Generating Co. LLC term loan 5.59% 4/1/09 (e)	6,000	6,060
Centerpoint Energy House Electric LLC term loan 12.75% 11/11/05 (e)	31,950	34,826
CenterPoint Energy, Inc. term loan 5.34% 10/7/06 (e)	2,968	2,975
Cogentrix Delaware Holdings, Inc. term loan 4.21% 2/25/09 (e)	5,522	5,605
Coleto Creek WLE LP Tranche B term loan 4.225% 6/30/11 (e)	6,983	7,105
Dynegy Holdings, Inc. term loan 5.84% 5/28/10 (e)	8,279	8,445
Midwest Generation LLC term loan 5.3217% 4/27/11 (e)	1,990	2,025
Mirant Americas Generation, Inc. term loan 1.94% 10/20/49 (c)(e)	4,000	3,700
Mission Energy Holding Co. term loan 7% 12/11/06 (e)	750	751
Northwestern Corp. term loan:
5.5% 11/1/11 (e)	5,000	5,050
7.34% 12/1/06 (e)	978	985
NRG Energy, Inc.:
Credit-Linked Deposit 5.87% 6/23/10 (e)	3,801	3,896
term loan 5.93% 6/23/10 (e)	6,709	6,877
Riverside Energy Center LLC:
term loan 6.38% 6/24/11 (e)	13,405	13,472
Credit-Linked Deposit 6.38% 6/24/11 (e)	595	598
Teton Power Funding LLC term loan 5.16% 3/12/11 (e)	5,517	5,586
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Electric Utilities - continued
Tucson Electric Power Co.:
term loan 3/25/11 (e)	$ 2,000	$ 1,970
Tranche B Credit-Linked Deposit 4.225% 6/30/09 (e)	7,000	7,088
		189,718
Energy - 1.7%
Belden & Blake Corp. term loan 4.5936% 7/7/11 (e)	5,486	5,569
Buckeye Pipe Line Co. term loan 3.857% 5/4/10 (e)	1,995	2,025
La Grange Acquisition L P term loan 4.96% 1/18/08 (e)	3,000	3,049
Lyondell-Citgo Refining LP term loan 3.5907% 5/21/07 (e)	7,980	8,020
Magellan Midstream Holdings LP Tranche A term loan 4.65% 6/17/08 (e)	1,828	1,851
Premcor Refining Group, Inc. Credit-Linked Deposit 3.835% 4/13/09 (e)	9,000	9,113
Pride Offshore, Inc. term loan 3.61% 7/7/11 (e)	8,728	8,826
Quest Cherokee LLC:
Credit-Linked Deposit 5.835% 7/22/10 (e)	278	280
Tranche B, term loan 5.76% 7/22/10 (e)	2,222	2,239
Tesoro Petroleum Corp. term loan 7.37% 4/15/08 (e)	970	999
Transwestern Pipeline Co. term loan 4.09% 4/30/09 (e)	6,135	6,135
Williams Production RMT Co. Tranche C term loan 4.37% 5/30/08 (e)	13,950	14,160
		62,266
Entertainment/Film - 2.5%
Carmike Cinemas, Inc. term loan 5.225% 2/4/09 (e)	3,379	3,489
Cinemark USA, Inc. term loan 3.63% 3/31/11 (e)	10,895	11,045
Kerasotes Showplace Theatre LLC Tranche B, term loan 4.78% 10/28/11 (e)	3,000	3,030
Lions Gate Entertainment Corp. term loan 5.23% 12/31/08 (e)	2,222	2,244
Loews Cineplex Entertainment Corp. term loan 4.0186% 6/30/11 (e)	23,400	23,722
Metro-Goldwyn-Mayer Studios, Inc. Tranche B term loan 4.48% 4/30/11 (e)	21,000	21,053
Regal Cinemas Corp. term loan 4.225% 11/10/10 (e)	23,882	24,180
Wallace Theatre Corp. Tranche 1, term loan 5.23% 7/31/09 (e)	1,995	2,022
		90,785
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Environmental - 0.8%
Allied Waste Industries, Inc.:
Tranche A Credit-Linked Deposit 4.1188% 1/15/10 (e)	$ 1,131	$ 1,141
Tranche B term loan 4.554% 1/15/10 (e)	14,507	14,671
Tranche C term loan 4.6619% 1/15/10 (e)	4,920	4,969
Tranche D term loan 4.54% 1/15/10 (e)	2,952	2,978
Casella Waste Systems, Inc. Tranche B term loan 4.7096% 1/24/10 (e)	2,970	3,000
Waste Connections, Inc. term loan 3.6575% 10/22/10 (e)	1,980	1,997
		28,756
Food and Drug Retail - 1.7%
Duane Reade, Inc. term loan 5.21% 7/30/10 (e)	4,400	4,455
Jean Coutu Group (PJC) USA, Inc. Tranche B term loan 4.437% 7/30/11 (e)	30,500	31,034
Rite Aid Corp. term loan 3.635% 9/21/09 (e)	25,000	25,250
		60,739
Food/Beverage/Tobacco - 1.0%
Commonwealth Brands, Inc. term loan 6% 8/28/07 (e)	538	546
Constellation Brands, Inc. Tranche B term loan 3.5% 11/30/08 (e)	3,125	3,145
Dean Foods Co. Tranche A, term loan 3.23% 8/13/09 (e)	2,000	2,008
Del Monte Corp. Tranche B term loan 4.38% 12/20/10 (e)	6,175	6,275
Dr Pepper/Seven Up Bottling Group, Inc. Tranche B term loan 4.4634% 12/19/10 (e)	9,615	9,723
Michael Foods, Inc. Tranche B term loan 3.9937% 11/21/10 (e)	8,436	8,542
NBTY, Inc. Tranche C term loan 3.75% 7/25/09 (e)	1,382	1,391
OSI Group LLC term loan 4.27% 9/2/11 (e)	2,000	2,028
Reddy Ice Group, Inc. term loan:
4.46% 8/15/09 (e)	792	797
4.46% 8/15/09 (e)	297	301
		34,756
Gaming - 1.4%
Alliance Gaming Corp. term loan 3.5375% 9/5/09 (e)	5,760	5,804
Ameristar Casinos, Inc. Tranche B term loan 4% 12/20/06 (e)	2,274	2,280
Argosy Gaming Co. term loan 3.82% 6/30/11 (e)	2,400	2,433
Boyd Gaming Corp. term loan 3.8047% 6/30/11 (e)	11,471	11,586
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Gaming - continued
Green Valley Ranch Gaming LLC term loan 4.725% 12/24/10 (e)	$ 1,985	$ 2,010
Marina District Finance Co., Inc. term loan 3.93% 10/14/11 (e)	3,680	3,703
Penn National Gaming, Inc. Tranche D term loan 4.4778% 9/1/07 (e)	1,603	1,627
Pinnacle Entertainment, Inc. term loan:
LIBOR + 3% 8/27/10 (e)	875	875
4.98% 8/27/10 (e)	875	888
Scientific Games Corp. Tranche C term loan 4.5% 12/31/09 (e)	1,985	2,007
Venetian Casino Resort LLC Tranche B, term loan 4.29% 6/15/11 (e)	15,900	16,139
		49,352
Healthcare - 5.8%
Accredo Health, Inc. Tranche B term loan 3.71% 6/30/11 (e)	5,985	6,015
Advanced Medical Optics, Inc. term loan 4.1835% 6/25/09 (e)	4,090	4,146
Alliance Imaging, Inc. Tranche C term loan 4.4059% 6/10/08 (e)	838	838
Alpharma, Inc. Tranche B term loan 5.1427% 10/5/08 (e)	1,315	1,323
Apria Healthcare Group, Inc. Tranche B term loan 3.8883% 7/20/08 (e)	2,930	2,937
Beverly Enterprises, Inc. term loan 4.5103% 10/22/08 (e)	1,980	2,010
Community Health Systems, Inc. term loan 3.54% 8/19/11 (e)	29,700	29,849
Concentra Operating Corp. term loan 4.26% 6/30/10 (e)	4,960	5,010
CONMED Corp. Tranche C term loan 4.1555% 12/15/09 (e)	857	866
Connecticare Capital LLC term loan 5.7503% 10/30/09 (e)	2,773	2,780
DaVita, Inc.:
Tranche B term loan 3.9763% 6/30/10 (e)	20,750	20,906
Tranche C term loan 3.647% 6/30/10 (e)	14,500	14,536
Express Scripts, Inc. Tranche B term loan 3.221% 2/13/10 (e)	4,975	5,000
Fisher Scientific International, Inc. term loan 3.46% 8/2/11 (e)	7,980	8,040
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Healthcare - continued
Fresenius Medical Care Holdings, Inc. Tranche D term loan 3.2152% 2/21/10 (e)	$ 11,967	$ 12,012
Genesis HealthCare Corp. Tranche B term loan 4.2039% 12/1/10 (e)	652	660
HCA, Inc. term loan 3.21% 4/30/06 (e)	12,564	12,564
HealthSouth Corp. revolver loan 5.5% 6/14/07 (e)	7,593	7,593
Iasis Healthcare LLC Tranche B term loan 4.2498% 6/22/11 (e)	11,761	11,923
Kinetic Concepts, Inc. Tranche B1 term loan 3.98% 8/11/10 (e)	6,085	6,172
Mariner Health Care, Inc. Tranche B term loan 4.71% 1/2/10 (e)	676	678
Medcath Holdings Corp. term loan 5.06% 6/30/11 (e)	1,995	2,025
Multiplan, Inc. term loan 4.73% 3/4/09 (e)	2,985	3,022
PacifiCare Health Systems, Inc. term loan 4.2121% 6/3/08 (e)	3,950	3,990
Renal Care Group, Inc. term loan 3.4671% 2/10/09 (e)	2,925	2,940
Skilled Healthcare Group, Inc. term loan 4.49% 7/31/10 (e)	8,279	8,321
Sybron Dental Management, Inc. term loan 3.6825% 6/6/09 (e)	625	625
Triad Hospitals, Inc.:
Tranche A term loan 4.21% 3/31/07 (e)	307	309
Tranche B term loan 4.21% 9/30/08 (e)	7,403	7,477
U.S. Oncology, Inc. Tranche B, term loan 4.8437% 8/20/11 (e)	8,978	9,112
Vanguard Health Holding Co. I term loan 5.3098% 9/23/11 (e)	5,850	5,938
Vicar Oper, Inc. Tranche E term loan 4.25% 9/30/08 (e)	1,142	1,159
VWR Corp. Tranche B term loan 4.58% 4/7/11 (e)	4,943	5,017
		205,793
Homebuilding/Real Estate - 1.2%
Apartment Investment & Management Co. term loan:
4.18% 11/3/09 (e)	2,100	2,100
4.94% 5/30/08 (e)	3,000	3,000
Blount, Inc. Tranche B, term loan 4.88% 8/9/10 (e)	3,551	3,600
CB Richard Ellis Services, Inc. term loan 4.4616% 3/31/10 (e)	5,063	5,100
Corrections Corp. of America Tranche C term loan 4.268% 3/31/08 (e)	1,340	1,357
Crescent Real Estate Funding XII LP term loan 4.1139% 1/12/06 (e)	3,636	3,650
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Homebuilding/Real Estate - continued
Lake Las Vegas LLC:
Tranche 1, term loan 4.5163% 11/1/09 (e)	$ 14,730	$ 14,933
Tranche 2, term loan 7.5163% 11/1/10 (e)	3,000	3,053
Landsource Communication Development LLC Tranche B term loan 4.5% 3/31/10 (e)	5,800	5,873
		42,666
Hotels - 1.1%
Boca Resorts Hotel Facility term loan 4.25% 6/30/09 (e)	9,000	9,000
Starwood Hotels & Resorts Worldwide, Inc. term loan 3.21% 10/9/06 (e)	9,708	9,708
Wyndham International, Inc. term loan:
6.625% 6/30/06 (e)	14,660	14,678
7.625% 4/1/06 (e)	5,026	5,032
		38,418
Insurance - 0.3%
Conseco, Inc. term loan 5.41% 6/22/10 (e)	9,975	10,150
USI Holdings Corp. term loan 4.63% 8/11/09 (e)	1,975	1,977
		12,127
Leisure - 0.7%
24 Hour Fitness Worldwide, Inc. term loan 5.375% 7/1/09 (e)	2,978	3,007
Six Flags Theme Park, Inc. Tranche B term loan 4.34% 6/30/09 (e)	17,543	17,674
Vail Corp. term loan 4.38% 12/10/10 (e)	985	990
Yankees Holdings LP term loan 4.432% 6/25/07 (e)	3,000	3,041
		24,712
Metals/Mining - 1.3%
Compass Minerals Group, Inc. Tranche B term loan 4.2962% 11/28/09 (e)	239	242
CONSOL Energy, Inc. Credit-Linked Deposit 4.34% 6/30/10 (e)	7,000	7,123
Foundation Pennsylvania Coal Co. Tranche B, term loan 4.04% 7/30/11 (e)	22,700	22,955
Peabody Energy Corp. term loan 3.5178% 3/21/10 (e)	14,000	14,070
Stillwater Mining Co. term loan 5.25% 7/30/10 (e)	2,993	3,037
		47,427
Paper - 4.5%
Appleton Papers, Inc. term loan 4.1546% 6/11/10 (e)	5,985	6,060
Boise Cascade Holdings LLC:
Tranche B, term loan 4.25% 10/26/11 (e)	36,920	37,566
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Paper - continued
Boise Cascade Holdings LLC: - continued
Tranche C, term loan 4.25% 10/26/10 (e)	$ 34,080	$ 34,336
Buckeye Technologies, Inc. term loan 4.4083% 3/15/08 (e)	4,059	4,104
Georgia-Pacific Corp. term loan 3.3425% 7/2/09 (e)	21,000	20,974
Graphic Packaging International, Inc. Tranche B term loan 4.474% 8/8/10 (e)	15,321	15,589
Jefferson Smurfit Corp. Tranche B term loan 7% 3/31/07 (e)	2,387	2,402
Jefferson Smurfit Corp. U.S.:
Tranche B term loan 4.795% 9/16/10 (e)	362	362
Tranche C term loan 5.295% 9/16/11 (e)	397	397
Koch Cellulose LLC:
term loan 4.22% 5/7/11 (e)	9,464	9,606
Credit-Linked Deposit 3.84% 5/7/11 (e)	2,375	2,410
Roseburg Forest Products Co. Tranche B term loan 3.84% 2/24/10 (e)	1,686	1,693
SP Newsprint Co. Tranche B:
Credit-Linked Deposit 4.8625% 1/8/10 (e)	1,289	1,307
term loan 4.93% 1/8/10 (e)	696	707
Stone Container Corp.:
Tranche B term loan 6.25% 6/30/09 (e)	17,069	17,090
Tranche C term loan 6.25% 6/30/09 (e)	2,460	2,463
White Birch Paper Ltd. Tranche B1 term loan 7.5% 2/26/10 (e)	2,654	2,707
		159,773
Publishing/Printing - 3.3%
Advanstar Communications, Inc. Tranche B term loan 6.44% 10/11/07 (e)	188	188
American Media Operations, Inc. Tranche C1 term loan 4.8125% 4/1/07 (e)	2,524	2,559
CBD Media, Inc. Tranche D, term loan 4.29% 12/31/09 (e)	6,603	6,669
Dex Media East LLC/Dex Media East Finance Co.:
Tranche A term loan 3.8233% 11/8/08 (e)	3,959	4,009
Tranche B term loan 3.7752% 5/8/09 (e)	5,818	5,898
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A term loan 3.6853% 9/9/09 (e)	5,165	5,230
Tranche B term loan 3.8807% 9/9/10 (e)	14,568	14,804
Freedom Communication Holding, Inc. Tranche A term loan 3.8068% 5/18/10 (e)	960	969
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Publishing/Printing - continued
Freedom Communications, Inc. Tranche B term loan 3.7771% 5/18/12 (e)	$ 11,000	$ 11,193
Herald Media, Inc. term loan 4.45% 7/22/11 (e)	2,494	2,528
Journal Register Co. Tranche B, term loan 3.604% 8/12/12 (e)	3,000	3,015
MediaNews Group, Inc. Tranche C, term loan 3.37% 12/30/10 (e)	9,975	10,025
Merrill Communications LLC term loan 4.4803% 7/30/09 (e)	2,000	2,010
Morris Communications Co. LLC:
Tranche A term loan 3.375% 9/30/10 (e)	1,000	1,006
Tranche C term loan 3.625% 3/31/11 (e)	2,000	2,023
R.H. Donnelley Corp. Tranche B2, term loan 4.1605% 6/30/11 (e)	29,965	30,452
Sun Media Corp. Canada Tranche B term loan 4.1255% 2/7/09 (e)	1,748	1,763
The Reader's Digest Association, Inc.:
Tranche A term loan 3.57% 11/20/07 (e)	2,775	2,796
Tranche B term loan 3.57% 5/20/08 (e)	3,980	4,030
Transwestern Publishing Co. LP/Township Capital Corp. II Tranche B1 term loan 4.1462% 2/25/11 (e)	5,565	5,648
		116,815
Railroad - 0.3%
Helm Holding Corp. Tranche B term loan 5.0613% 7/2/10 (e)	2,300	2,323
Kansas City Southern Railway Co. Tranche B term loan 4.0545% 3/30/08 (e)	5,970	6,067
RailAmerica, Inc. term loan 3.9375% 9/29/11 (e)	3,600	3,659
		12,049
Restaurants - 0.4%
AFC Enterprises, Inc. Tranche B term loan 4.9545% 5/23/09 (e)	942	947
CKE Restaurants, Inc. term loan 4.875% 5/1/10 (e)	2,017	2,057
Denny's, Inc. term loan 5.16% 8/31/09 (e)	3,000	3,060
Domino's, Inc. term loan 4.75% 6/25/10 (e)	4,205	4,289
Jack in the Box, Inc. term loan 4.2962% 1/8/11 (e)	3,570	3,619
		13,972
Services - 1.4%
Acosta, Inc. term loan 4.7299% 8/6/10 (e)	4,000	4,040
Allied Security Holdings LLC term loan 6.23% 6/30/10 (e)	5,000	5,050
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Services - continued
CACI International, Inc. term loan 3.9579% 4/30/11 (e)	$ 4,980	$ 5,024
Coinmach Corp. Tranche B term loan 4.6422% 7/25/09 (e)	2,243	2,265
Coinstar, Inc. term loan 4.29% 7/1/11 (e)	7,382	7,492
Hillman Companies, Inc. Tranche B term loan 5.4991% 3/31/11 (e)	2,985	3,015
Iron Mountain, Inc. term loan 3.5625% 4/2/11 (e)	11,367	11,423
JohnsonDiversey, Inc. Tranche B term loan 3.9586% 11/3/09 (e)	2,569	2,614
United Rentals, Inc.:
term loan 4.1743% 2/14/11 (e)	2,484	2,509
Tranche B Credit-Linked Deposit 3.6113% 2/14/11 (e)	499	502
US Investigations Services, Inc. Tranche C term loan 5.41% 1/9/09 (e)	2,876	2,901
Wackenhut Corrections Corp. term loan 4.5361% 7/9/09 (e)	1,030	1,041
Worldspan LP Tranche B term loan 6.0652% 6/30/07 (e)	886	892
		48,768
Shipping - 0.2%
Baker Tanks, Inc. term loan 4.4618% 1/30/11 (e)	3,301	3,347
Horizon Lines LLC Tranche B term loan 4.73% 7/7/11 (e)	3,840	3,912
		7,259
Super Retail - 1.2%
Advance Stores Co., Inc.:
Tranche D term loan 4.2425% 11/30/06 (e)	381	381
Tranche E term loan 5.5705% 11/30/07 (e)	1,530	1,530
Alimentation Couche-Tard, Inc. term loan 3.7017% 12/17/10 (e)	1,580	1,600
Blockbuster, Inc.:
Tranche A, term loan 3.73% 8/20/09 (e)	2,000	1,983
Tranche B, term loan 4.23% 8/20/11 (e)	12,000	11,985
Buhrmann US, Inc. Tranche B1 term loan 4.32% 12/31/10 (e)	5,676	5,740
General Nutrition Centers, Inc. Tranche B term loan 4.9318% 12/5/09 (e)	4,967	5,017
Harbor Freight Tools USA, Inc. term loan 4.4653% 7/15/10 (e)	2,000	2,030
Hollywood Entertainment Corp. Tranche B term loan 5.447% 3/31/08 (e)	2,382	2,382
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Super Retail - continued
Nebraska Book Co., Inc. term loan 4.6695% 3/4/11 (e)	$ 2,090	$ 2,108
Oriental Trading Co., Inc.:
term loan 8% 1/8/11 (e)	1,300	1,315
Tranche B term loan 4.75% 8/4/10 (e)	3,941	3,986
PETCO Animal Supplies, Inc. Tranche D term loan 4.46% 10/2/08 (e)	1,444	1,462
		41,519
Technology - 1.7%
Alliant Techsystems, Inc. Tranche B term loan 3.8599% 3/31/11 (e)	4,462	4,512
AMI Semiconductor, Inc. term loan 4.46% 9/26/08 (e)	2,376	2,400
Amphenol Corp. Tranche B1 term loan 3.757% 5/6/10 (e)	8,000	8,020
Anteon International Corp. term loan 3.725% 12/31/10 (e)	6,963	7,032
Fairchild Semiconductor Corp. Tranche B1 term loan 4.1875% 6/19/08 (e)	4,938	4,993
Global Imaging Systems, Inc. term loan 3.7392% 5/10/10 (e)	2,743	2,777
Itron, Inc. Tranche B term loan 4.25% 7/1/11 (e)	1,690	1,709
Seagate Technology Holdings, Inc. term loan 3.9375% 5/13/07 (e)	1,960	1,992
The Relizon Co. Tranche B term loan 4.73% 2/20/11 (e)	1,752	1,765
UGS Holdings, Inc. term loan 4.21% 5/27/11 (e)	1,995	2,025
Verifone, Inc. Tranche B, term loan 4.63% 6/30/11 (e)	6,983	7,079
Xerox Corp. term loan 3.73% 9/30/08 (e)	17,000	17,128
		61,432
Telecommunications - 8.1%
AAT Communications Corp. Tranche B term loan 4.568% 1/16/12 (e)	15,000	15,206
American Tower LP Tranche B term loan 4.4794% 8/31/11 (e)	27,431	27,843
Centennial Cellular Operating Co. LLC term loan 4.8813% 2/9/11 (e)	12,935	13,032
Cincinnati Bell, Inc. Tranche D term loan 4.5396% 6/30/08 (e)	6,484	6,516
Inmarsat Ventures PLC:
Tranche B term loan 4.8841% 12/17/10 (e)	1,325	1,338
Tranche C term loan 5.3841% 12/17/11 (e)	1,325	1,338
Microcell Solutions, Inc. Tranche A term loan 5.975% 3/17/11 (e)	8,775	8,797
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Telecommunications - continued
Nextel Communications, Inc. Tranche E term loan 4.1875% 12/15/10 (e)	$ 63,342	$ 63,500
Nextel Partners Operating Corp. Tranche C term loan 4.3125% 5/31/11 (e)	16,000	16,240
Qwest Corp.:
Tranche A term loan 6.5% 6/30/07 (e)	71,000	73,751
Tranche B term loan 6.95% 6/30/10 (e)	2,000	2,000
SBA Senior Finance, Inc. term loan 5.5631% 10/31/08 (e)	10,857	10,885
SpectraSite Communications, Inc.:
term loan 3.87% 12/31/07 (e)	7,213	7,231
Tranche A term loan 4.1096% 6/30/07 (e)	9,710	9,710
Telepak, Inc. term loan 4.4781% 5/4/11 (e)	2,893	2,929
Western Wireless Corp.:
Tranche A term loan 4.0892% 5/28/10 (e)	10,725	10,899
Tranche B term loan 4.9415% 5/26/11 (e)	15,262	15,529
		286,744
Textiles & Apparel - 0.2%
Kosa Lux Finance BV/Kosa UK Finance BV/Arteva Global Holdings BV/Kosa Canada Co. Tranche B term loan 4.75% 4/29/11 (e)	5,000	5,088
Polymer Group, Inc. term loan 5.21% 4/27/10 (e)	981	991
William Carter Co. Tranche C term loan 4.23% 9/30/08 (e)	732	740
		6,819
TOTAL FLOATING RATE LOANS (Cost $2,589,813)		2,615,130
Nonconvertible Bonds - 13.6%
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - 0.1%
Delco Remy International, Inc. 6.07% 4/15/09 (e)	$ 2,000	$ 2,000
Broadcasting - 1.2%
Granite Broadcasting Corp. 9.75% 12/1/10	4,545	4,193
Gray Television, Inc. 9.25% 12/15/11	1,000	1,128
Nexstar Broadcasting, Inc. 7% 1/15/14	4,760	4,665
Paxson Communications Corp.:
4.82% 1/15/10 (d)(e)	7,000	7,044
10.75% 7/15/08	2,000	2,013
Radio One, Inc. 8.875% 7/1/11	7,000	7,735
Spanish Broadcasting System, Inc. 9.625% 11/1/09	3,000	3,158
XM Satellite Radio, Inc. 7.1938% 5/1/09 (e)	11,700	11,934
		41,870
Cable TV - 2.5%
Cablevision Systems Corp. 6.6688% 4/1/09 (d)(e)	7,000	7,350
CSC Holdings, Inc.:
7.875% 12/15/07	2,000	2,150
10.5% 5/15/16	2,000	2,280
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	3,000	3,416
EchoStar DBS Corp. 5.2556% 10/1/08 (e)	69,625	72,326
		87,522
Capital Goods - 0.1%
Tyco International Group SA yankee 6.375% 2/15/06	3,000	3,132
Chemicals - 0.7%
Borden US Finance Corp./Nova Scotia Finance ULC 6.82% 7/15/10 (d)(e)	3,000	3,045
Georgia Gulf Corp. 7.625% 11/15/05	2,000	2,080
Huntsman Advanced Materials LLC 11.86% 7/15/08 (d)(e)	4,310	4,515
Huntsman ICI Chemicals LLC 10.125% 7/1/09	2,000	2,100
Huntsman LLC 9.32% 7/15/11 (d)(e)	2,000	2,145
Methanex Corp. yankee 7.75% 8/15/05	10,125	10,429
Millennium America, Inc. 7% 11/15/06	2,000	2,090
		26,404
Consumer Products - 0.1%
Armkel Finance, Inc. 9.5% 8/15/09	2,555	2,750
Chattem, Inc. 4.79% 3/1/10 (e)	1,000	1,025
		3,775
Containers - 0.2%
Ball Corp. 7.75% 8/1/06	5,000	5,363
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Diversified Media - 0.6%
Liberty Media Corp. 3.38% 9/17/06 (e)	$ 21,000	$ 21,239
Electric Utilities - 1.0%
AES Corp.:
8.375% 8/15/07	3,000	3,015
8.5% 11/1/07	4,000	4,090
8.75% 6/15/08	4,000	4,405
Allegheny Energy Supply Co. LLC 10.25% 11/15/07 (d)	3,422	3,909
Allegheny Energy, Inc. 7.75% 8/1/05	3,000	3,090
CMS Energy Corp. 9.875% 10/15/07	10,000	11,225
Power Contract Financing LLC 5.2% 2/1/06 (d)	731	742
Southern California Edison Co. 8% 2/15/07	2,000	2,215
TECO Energy, Inc. 6.125% 5/1/07	4,000	4,160
		36,851
Energy - 2.0%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	2,000	2,123
Chesapeake Energy Corp. 8.375% 11/1/08	6,000	6,540
El Paso Corp. 7.875% 6/15/12	3,000	3,116
El Paso Energy Corp. 6.95% 12/15/07	4,350	4,481
Parker Drilling Co. 6.54% 9/1/10 (d)(e)	2,000	2,025
Pemex Project Funding Master Trust:
3.18% 6/15/10 (d)(e)	25,000	25,400
3.54% 1/7/05 (d)(e)	2,000	2,016
3.87% 10/15/09 (d)(e)	1,500	1,566
Sonat, Inc. 7.625% 7/15/11	5,000	5,100
Southern Natural Gas Co. 8.875% 3/15/10	840	946
Tesoro Petroleum Corp. 8% 4/15/08	1,000	1,088
The Coastal Corp. 6.5% 5/15/06	7,000	7,166
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	2,000	2,473
Williams Cos., Inc. Credit Linked Certificate Trust 4.9438% 5/1/09 (d)(e)	7,000	7,499
		71,539
Entertainment/Film - 0.6%
AMC Entertainment, Inc. 5.97% 8/15/10 (d)(e)	21,000	21,683
Food and Drug Retail - 0.8%
Rite Aid Corp.:
6% 12/15/05 (d)	7,000	7,053
8.125% 5/1/10	1,000	1,063
12.5% 9/15/06	15,000	17,100
Stater Brothers Holdings, Inc. 5.38% 6/15/10 (e)	4,950	5,037
		30,253
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Food/Beverage/Tobacco - 0.1%
Canandaigua Brands, Inc. 8.625% 8/1/06	$ 3,000	$ 3,255
Gaming - 0.2%
Mandalay Resort Group:
9.5% 8/1/08	2,000	2,300
10.25% 8/1/07	2,000	2,270
Penn National Gaming, Inc. 6.875% 12/1/11	1,000	1,035
		5,605
Healthcare - 0.1%
HealthSouth Corp.:
6.875% 6/15/05	2,000	2,005
7.375% 10/1/06	2,000	2,025
Tenet Healthcare Corp. 5.375% 11/15/06	1,000	1,005
		5,035
Metals/Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 6.875% 2/1/14	8,000	7,760
Paper - 0.4%
Abitibi-Consolidated, Inc. 5.38% 6/15/11 (e)	4,000	4,085
Ainsworth Lumber Co. Ltd. 5.6688% 10/1/10 (d)(e)	3,000	3,030
Boise Cascade LLC/Boise Cascade Finance Corp. 5.005% 10/15/12 (d)(e)	2,190	2,239
Bowater, Inc. 4.88% 3/15/10 (e)	5,000	5,025
		14,379
Publishing/Printing - 0.3%
CBD Media LLC/ CBD Finance, Inc. 8.625% 6/1/11	430	449
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09	5,000	5,750
Dex Media, Inc. 8% 11/15/13	5,000	5,350
		11,549
Shipping - 0.4%
General Maritime Corp. 10% 3/15/13	5,000	5,750
OMI Corp. 7.625% 12/1/13	2,000	2,110
Ship Finance International Ltd. 8.5% 12/15/13	3,620	3,674
Teekay Shipping Corp. yankee 8.32% 2/1/08	1,225	1,253
		12,787
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Steels - 0.4%
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	$ 1,000	$ 1,155
Ispat Inland ULC 8.7556% 4/1/10 (e)	13,000	14,268
		15,423
Technology - 0.3%
Freescale Semiconductor, Inc. 4.82% 7/15/09 (d)(e)	10,000	10,350
IOS Capital LLC 7.25% 6/30/08	85	89
		10,439
Telecommunications - 1.3%
AirGate PCS, Inc. 5.85% 10/15/11 (d)(e)	4,000	4,050
America Movil SA de CV 2.73% 4/27/07 (e)	1,000	990
American Tower Corp. 9.375% 2/1/09	4,579	4,871
Crown Castle International Corp. 10.75% 8/1/11	4,000	4,420
Dobson Cellular Systems, Inc. 6.96% 11/1/11 (d)(e)	4,000	4,110
New Skies Satellites NV 7.4375% 11/1/11 (d)(e)	2,730	2,785
Nextel Partners, Inc. 12.5% 11/15/09	2,000	2,310
Qwest Communications International, Inc. 5.2113% 2/15/09 (d)(e)	3,000	2,918
Rogers Wireless, Inc. 6.375% 3/1/14	3,000	2,835
Rural Cellular Corp. 6.38% 3/15/10 (d)(e)	9,000	9,293
U.S. West Communications:
7.2% 11/1/04	6,000	6,030
		44,612
TOTAL NONCONVERTIBLE BONDS (Cost $473,487)		482,475
Commercial Mortgage Securities - 0.2%

Bear Stearns Commercial Mortgage Securities, Inc. floater Series 2004-ESA Class K, 4.3675% 5/14/16 (d)(e)	8,000	7,999
CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.3809% 12/15/09 (d)(e)	679	543
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $8,659)		8,542
Foreign Government and Government Agency Obligations - 0.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Venezuelan Republic 3.09% 4/20/11 (e) (Cost $4,103)	$ 5,000	$ 4,350
Common Stocks - 0.0%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a) (Cost $0)	45	0
Money Market Funds - 18.1%
Fidelity Cash Central Fund, 1.79% (b)	516,716,733	$ 516,717
Fidelity Money Market Central Fund, 1.83% (b)	125,531,807	125,532
TOTAL MONEY MARKET FUNDS (Cost $642,249)		642,249
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $3,718,311)		3,752,746
NET OTHER ASSETS - (5.5)%		(194,122)
NET ASSETS - 100%		$ 3,558,624
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $143,309,000 or 4.0% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $9,266,000 of which $7,189,000 and $2,077,000 will expire on October 31, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (cost $3,718,311) - See accompanying schedule		$ 3,752,746
Cash		8,176
Receivable for investments sold		13,890
Receivable for fund shares sold		13,251
Interest receivable		18,419
Other affiliated receivables		3
Total assets		3,806,485

Liabilities
Payable for investments purchased	$ 236,307
Payable for fund shares redeemed	6,529
Distributions payable	1,777
Accrued management fee	1,956
Distribution fees payable	565
Other affiliated payables	453
Other payables and accrued expenses	274
Total liabilities		247,861

Net Assets		$ 3,558,624
Net Assets consist of:
Paid in capital		$ 3,527,012
Undistributed net investment income		6,477
Accumulated undistributed net realized gain (loss) on investments		(9,300)
Net unrealized appreciation (depreciation) on investments		34,435
Net Assets		$ 3,558,624

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($299,419 ÷ 30,026 shares)	$ 9.97

Maximum offering price per share (100/96.25 of $9.97)	$ 10.36
Class T: Net Asset Value and redemption price per share ($388,582 ÷ 39,004 shares)	$ 9.96

Maximum offering price per share (100/97.25 of $9.96)	$ 10.24
Class B: Net Asset Value and offering price per share ($183,553 ÷ 18,425 shares) A	$ 9.96

Class C: Net Asset Value and offering price per share ($523,787 ÷ 52,534 shares) A	$ 9.97

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($1,981,510 ÷ 198,884 shares)	$ 9.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($181,773 ÷ 18,250 shares)	$ 9.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Interest		$ 93,474

Expenses
Management fee	$ 15,860
Transfer agent fees	2,973
Distribution fees	4,883
Accounting fees and expenses	851
Non-interested trustees' compensation	12
Custodian fees and expenses	87
Registration fees	567
Audit	85
Legal	41
Interest	1
Miscellaneous	12
Total expenses before reductions	25,372
Expense reductions	(24)	25,348
Net investment income		68,126
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		5,411
Change in net unrealized appreciation (depreciation) on investment securities		21,689
Net gain (loss)		27,100
Net increase (decrease) in net assets resulting from operations		$ 95,226

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 68,126	$ 23,331
Net realized gain (loss)	5,411	279
Change in net unrealized appreciation (depreciation)	21,689	31,433
Net increase (decrease) in net assets resulting from operations	95,226	55,043
Distributions to shareholders from net investment income	(69,224)	(23,105)
Share transactions - net increase (decrease)	2,081,242	917,582
Redemption fees	467	181
Total increase (decrease) in net assets	2,107,711	949,701

Net Assets
Beginning of period	1,450,913	501,212
End of period (including undistributed net investment income of $6,477 and undistributed net investment income of $3,419, respectively)	$ 3,558,624	$ 1,450,913

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.88	$ 9.45	$ 9.70	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.285	.292	.352	.580	.136
Net realized and unrealized gain (loss)	.098	.447	(.264)	(.185)	(.047)
Total from investment operations	.383	.739	.088	.395	.089
Distributions from net investment income	(.295)	(.311)	(.339)	(.638)	(.150)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.97	$ 9.88	$ 9.45	$ 9.70	$ 9.94
Total Return B, C, D	3.96%	7.95%	.90%	4.08%	.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.08%	1.10%	1.12%	1.14%	1.75% A
Expenses net of voluntary waivers, if any	1.08%	1.10%	1.10%	.99%	.78% A
Expenses net of all reductions	1.08%	1.09%	1.09%	.98%	.78% A
Net investment income	2.90%	3.04%	3.64%	5.93%	7.21% A
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 88	$ 37	$ 41	$ 9
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.44	$ 9.69	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.276	.285	.342	.573	.131
Net realized and unrealized gain (loss)	.098	.446	(.263)	(.195)	(.045)
Total from investment operations	.374	.731	.079	.378	.086
Distributions from net investment income	(.286)	(.303)	(.330)	(.631)	(.147)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.96	$ 9.87	$ 9.44	$ 9.69	$ 9.94
Total Return B, C, D	3.87%	7.87%	.80%	3.90%	.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.17%	1.18%	1.20%	1.22%	1.81% A
Expenses net of voluntary waivers, if any	1.17%	1.18%	1.19%	1.06%	.93% A
Expenses net of all reductions	1.17%	1.18%	1.19%	1.06%	.93% A
Net investment income	2.81%	2.96%	3.54%	5.86%	7.06% A
Supplemental Data
Net assets, end of period (in millions)	$ 389	$ 113	$ 75	$ 76	$ 25
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.44	$ 9.69	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.231	.243	.298	.525	.134
Net realized and unrealized gain (loss)	.096	.444	(.263)	(.194)	(.056)
Total from investment operations	.327	.687	.035	.331	.078
Distributions from net investment income	(.239)	(.259)	(.286)	(.584)	(.139)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.96	$ 9.87	$ 9.44	$ 9.69	$ 9.94
Total Return B, C, D	3.38%	7.38%	.35%	3.42%	.79%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65%	1.64%	1.65%	1.66%	2.74% A
Expenses net of voluntary waivers, if any	1.65%	1.63%	1.64%	1.54%	1.23% A
Expenses net of all reductions	1.65%	1.63%	1.64%	1.54%	1.23% A
Net investment income	2.33%	2.50%	3.09%	5.38%	6.75% A
Supplemental Data
Net assets, end of period (in millions)	$ 184	$ 134	$ 118	$ 125	$ 24
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.45	$ 9.70	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.224	.235	.290	.516	.125
Net realized and unrealized gain (loss)	.107	.434	(.263)	(.184)	(.051)
Total from investment operations	.331	.669	.027	.332	.074
Distributions from net investment income	(.233)	(.251)	(.278)	(.575)	(.135)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.97	$ 9.87	$ 9.45	$ 9.70	$ 9.94
Total Return B, C, D	3.41%	7.18%	.26%	3.42%	.76%
Ratios to Average Net Assets G
Expenses before expense reductions	1.71%	1.72%	1.73%	1.75%	2.41% A
Expenses net of voluntary waivers, if any	1.71%	1.71%	1.73%	1.64%	1.44% A
Expenses net of all reductions	1.71%	1.71%	1.73%	1.63%	1.44% A
Net investment income	2.27%	2.42%	3.00%	5.28%	6.55% A
Supplemental Data
Net assets, end of period (in millions)	$ 524	$ 269	$ 235	$ 278	$ 48
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2004	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.44	$ 9.52
Income from Investment Operations
Net investment income D	.309	.311	.040
Net realized and unrealized gain (loss)	.099	.450	(.084)
Total from investment operations	.408	.761	(.044)
Distributions from net investment income	(.320)	(.333)	(.037)
Redemption fees added to paid in capital D	.002	.002	.001
Net asset value, end of period	$ 9.96	$ 9.87	$ 9.44
Total Return B, C	4.22%	8.20%	(.45)%
Ratios to Average Net Assets F
Expenses before expense reductions	.84%	.86%	1.15% A
Expenses net of voluntary waivers, if any	.84%	.86%	.95% A
Expenses net of all reductions	.84%	.86%	.94% A
Net investment income	3.14%	3.27%	3.99% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,982	$ 811	$ 18
Portfolio turnover rate	61%	55%	77% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 9.44	$ 9.69	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income D	.304	.312	.365	.590	.151
Net realized and unrealized gain (loss)	.110	.436	(.262)	(.193)	(.058)
Total from investment operations	.414	.748	.103	.397	.093
Distributions from net investment income	(.316)	(.330)	(.354)	(.650)	(.154)
Redemption fees added to paid in capital D	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.96	$ 9.86	$ 9.44	$ 9.69	$ 9.94
Total Return B, C	4.29%	8.06%	1.06%	4.11%	.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.87%	.90%	.94%	1.02%	2.32% A
Expenses net of voluntary waivers, if any	.87%	.89%	.94%	.87%	.49% A
Expenses net of all reductions	.87%	.89%	.93%	.87%	.49% A
Net investment income	3.11%	3.24%	3.79%	6.05%	7.50% A
Supplemental Data
Net assets, end of period (in millions)	$ 182	$ 36	$ 18	$ 7	$ 1
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to October 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 38,490
Unrealized depreciation	(2,772)
Net unrealized appreciation (depreciation)	35,718
Undistributed ordinary income	14,346
Capital loss carryforward	(9,266)

Cost for federal income tax purposes	$ 3,717,028

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 69,224	$ 23,105

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. At the end of the period, the fund had unfunded loan commitments of $1,406.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities and U.S. government securities, aggregated $3,154,942 and $1,219,991, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 279	$ -
Class T	0%	.25%	496	69
Class B	.55%	.15%	1,078	847
Class C	.55%	.25%	3,030	1,544
			$ 4,883	$ 2,460

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 393
Class T	121
Class B*	372
Class C*	166
$ 1,052

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 341.18
Class T	346.17
Class B	316.20
Class C	622.16
Fidelity Floating Rate High Income Fund	1,235.09
Institutional Class	113.12
	$ 2,973

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,514 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $6,792. The weighted average interest rate was 1.50%. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class B	1.65%	$ 3

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $21.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 5,424	$ 1,379
Class T	5,689	2,412
Class B	3,704	3,198
Class C	8,778	5,977
Fidelity Floating Rate High Income Fund	42,798	9,407
Institutional Class	2,831	732
Total	$ 69,224	$ 23,105

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	27,948	6,904	$ 277,030	$ 67,614
Reinvestment of distributions	400	98	3,973	956
Shares redeemed	(7,275)	(1,953)	(72,139)	(18,942)
Net increase (decrease)	21,073	5,049	$ 208,864	$ 49,628
Class T
Shares sold	35,957	7,102	$ 356,199	$ 69,392
Reinvestment of distributions	478	214	4,740	2,081
Shares redeemed	(8,867)	(3,806)	(87,803)	(36,871)
Net increase (decrease)	27,568	3,510	$ 273,136	$ 34,602
Class B
Shares sold	7,765	3,767	$ 76,852	$ 36,736
Reinvestment of distributions	270	231	2,676	2,235
Shares redeemed	(3,164)	(2,978)	(31,327)	(28,855)
Net increase (decrease)	4,871	1,020	$ 48,201	$ 10,116
Class C
Shares sold	32,885	10,474	$ 325,903	$ 102,347
Reinvestment of distributions	578	411	5,735	3,982
Shares redeemed	(8,222)	(8,522)	(81,504)	(82,608)
Net increase (decrease)	25,241	2,363	$ 250,134	$ 23,721

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003	2004	2003
Floating Rate High Income Fund
Shares sold	164,843	91,211	$ 1,632,450	$ 889,648
Reinvestment of distributions	3,750	840	37,164	8,216
Shares redeemed	(51,878)	(11,804)	(513,641)	(115,507)
Net increase (decrease)	116,715	80,247	$ 1,155,973	$ 782,357
Institutional Class
Shares sold	19,252	2,601	$ 190,759	$ 25,410
Reinvestment of distributions	117	31	1,162	305
Shares redeemed	(4,738)	(880)	(46,987)	(8,557)
Net increase (decrease)	14,631	1,752	$ 144,934	$ 17,158

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 16, 2000 to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from August 16, 2000 to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 299 funds advised by FMR or an affiliate. Mr. McCoy oversees 301 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Advisor Floating Rate High Income Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Fidelity Advisor Floating Rate High Income Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Christine McConnell (46)

Year of Election or Appointment: 2003

Vice President of Fidelity Advisor Floating Rate High Income Fund. Ms. McConnell also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. McConnell managed a variety of Fidelity funds. Ms. McConnell also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (55)

Year of Election or Appointment: 2000

Secretary of Fidelity Advisor Floating Rate High Income Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Advisor Floating Rate High Income Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Fidelity Advisor Floating Rate High Income Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Advisor Floating Rate High Income Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Advisor Floating Rate High Income Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Advisor Floating Rate High Income Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AFR-UANN-1204
1.784741.101

Fidelity

Floating Rate High Income

Fund

(A Class of Fidelity® Advisor
Floating Rate High Income Fund)

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	34	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	44	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	52
Trustees and Officers	53
Distributions	65

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third party marks appearing herein are the property of their respective owners.

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's website at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Fidelity Floating Rate High Income Fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Life of fundA
Fidelity Floating Rate High Income FundB	4.22%	4.38%

A From August 16, 2000.

B The initial offering of retail shares took place on September 19, 2002. Returns prior to September 19, 2002 are those of the Institutional class of Fidelity Advisor Floating Rate High Income Fund, one of the original classes of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Floating Rate High Income Fund on August 16, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the CSFB Leveraged Loan Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity Floating Rate High Income Fund

The leveraged loan market posted a healthy return for the 12-month period ending October 31, 2004, helped by rising interest rates, tight market technicals and a low default rate. During the past year the federal funds target rate rose 0.75%. This translated to a 0.85% rise in LIBOR - the London Interbank Offering Rate - which rose from 1.32% on May 31, 2004, to 2.17% at the end of October. LIBOR is the common base rate for loan coupons. As noted, supply and demand for leveraged loans remained tight. The residual impact of this market backdrop was price appreciation, yield spread compression and increased risk of early loan repayment at par. According to the S&P/LSTA (Loan Syndication and Trading Association), the average secondary bid price was 101.16 as of October 31, 2004, while the loan yield spread for BB/BB- rated issues was 225 basis points (or 2.25%) and 274 bps for B+/B rated issues. Higher LIBOR rates helped to mitigate the impact of the spread compression on the absolute coupon payment. The default rate remained low, but the underlying credit quality of new issues eroded somewhat during the past 12 months as the percentage of single-B issuers rose from 28% to 37%.

For the 12 months ending October 31, 2004, the fund returned 4.22%. In comparison, the LipperSM Loan Participation Funds Average returned 3.80% and the fund's benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, returned 5.96%. The CSFB index is not actively maintained and does not purport to reflect coupon changes or partial loan repayments that may occur during the life of the loan. In addition to the data maintenance limitations associated with the CSFB index, relative fund returns were hurt by a high cash position and issue selection in utilities and wireless. In utilities, underweighted positions relative to the index in Reliant Resources and Edison Mission hurt. In wireless, the fund was hampered by underweighting the restructuring Sprint affiliates Airgate, Ubiquitel and Horizon. Several out-of-benchmark investments contributed to performance, including El Paso Corp., British cable company NTL and XM Satellite Radio. In the telecommunications sector, the fund was helped by underweighted positions in McLeod, Global Crossing and Level 3 Communications. In utilities, positions in Dynegy, Astoria Energy and CenterPoint Energy helped.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,020.50	$ 5.49
Hypothetical A	$ 1,000.00	$ 1,019.50	$ 5.50
Class T
Actual	$ 1,000.00	$ 1,020.10	$ 5.89
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 5.90
Class B
Actual	$ 1,000.00	$ 1,017.60	$ 8.37
Hypothetical A	$ 1,000.00	$ 1,016.60	$ 8.40
Class C
Actual	$ 1,000.00	$ 1,017.30	$ 8.62
Hypothetical A	$ 1,000.00	$ 1,016.35	$ 8.65
Institutional Class
Actual	$ 1,000.00	$ 1,021.60	$ 4.42
Hypothetical A	$ 1,000.00	$ 1,020.57	$ 4.43
Fidelity Floating Rate High Income Fund
Actual	$ 1,000.00	$ 1,021.80	$ 4.27
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.08%
Class T	1.16%
Class B	1.65%
Class C	1.70%
Institutional Class	.87%
Fidelity Floating Rate High Income Fund	.84%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communications Operating LLC	2.7	3.5
Qwest Corp.	2.2	2.5
EchoStar DBS Corp.	2.0	3.1
Boise Cascade Holdings LLC	2.0	0.0
Nextel Communications, Inc.	1.8	2.5
	10.7
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	11.5	12.8
Telecommunications	9.4	11.7
Electric Utilities	6.3	6.1
Healthcare	5.9	5.3
Paper	4.9	3.1
Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
AAA,AA,A 0.1%	AAA,AA,A 0.0%
BBB 2.5%	BBB 2.8%
BB 31.4%	BB 35.4%
B 33.9%	B 24.9%
CCC,CC,C 1.9%	CCC,CC,C 2.8%
D 0.0%	D 0.1%
Not Rated 17.4%	Not Rated 21.0%
Equities 0.0%	Equities 0.0%
Other Investments 0.2%	Other Investments 0.0%
Short-Term Investments and Net Other Assets 12.6%	Short-Term Investments and Net Other Assets 13.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2004 *		As of April 30, 2004 **
	Floating Rate Loans 73.5%		Floating Rate Loans 70.6%
	Nonconvertible Bonds 13.6%		Nonconvertible Bonds 16.4%
	Foreign Government & Government Agency Obligations 0.1%		Foreign Government & Government Agency Obligations 0.0%
	Other Investments 0.2%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 12.6%		Short-Term Investments and Net Other Assets 13.0%
* Foreign investments	4.7%	** Foreign investments	4.3%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Floating Rate Loans (f) - 73.5%
	Principal Amount (000s)	Value (Note 1) (000s)
Aerospace - 0.6%
DRS Technologies, Inc. term loan 3.7284% 11/4/10 (e)	$ 919	$ 927
Standard Aero Holdings, Inc. term loan 4.5074% 8/24/12 (e)	7,754	7,870
Titan Corp. Tranche B term loan 4.644% 6/30/09 (e)	6,922	7,017
Transdigm, Inc. term loan 4.09% 7/22/10 (e)	1,588	1,611
United Defense Industries, Inc. Tranche B term loan 3.9707% 8/13/09 (e)	4,866	4,927
		22,352
Automotive - 1.9%
Advance Auto Parts, Inc. Tranche B, term loan 3.8125% 9/30/10 (e)	3,000	3,026
AM General LLC Tranche B1, term loan 6.542% 11/1/11 (e)	3,000	2,996
CSK Automotive, Inc. Tranche B term loan 4.0598% 8/10/10 (e)	3,980	3,995
Enersys Capital, Inc. term loan 3.8455% 3/17/11 (e)	998	1,006
Exide Global Holding Netherlands CV term loan 5.25% 5/5/10 (e)	2,000	2,000
Exide Technologies Tranche B term loan 5.25% 5/5/10 (e)	2,000	2,000
Federal-Mogul Corp. Tranche C term loan 5.71% 1/1/49 (e)	2,000	2,010
Federal-Mogul Financing Trust Tranche B term loan 4.46% 2/24/05 (e)	2,000	1,870
Goodyear Dunlop Tire Europe BV term loan 5.7563% 4/30/05 (e)	7,776	7,815
Key Safety Systems, Inc. Tranche B term loan 4.8898% 6/24/10 (e)	2,902	2,931
Mark IV Industries, Inc. Tranche B term loan 4.9951% 6/23/11 (e)	2,993	3,045
Plastech Engineered Products, Inc. Tranche B1 term loan 4.73% 3/31/10 (e)	1,959	1,986
SPX Corp. Tranche B1 term loan 3.9375% 9/30/09 (e)	6,547	6,612
Tenneco Automotive, Inc.:
Tranche B term loan 4.88% 12/12/10 (e)	3,422	3,474
Tranche B1 Credit-Linked Deposit 4.84% 12/12/10 (e)	1,552	1,575
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - continued
Travelcenters of America, Inc. term loan 5.0532% 11/14/08 (e)	$ 873	$ 873
TRW Automotive Holdings Corp.:
Tranche D1 term loan 4.125% 2/28/11 (e)	2,845	2,888
Tranche E, term loan 3.88% 10/31/10 (e)	15,000	15,113
United Components, Inc. Tranche C term loan 4.42% 6/30/10 (e)	2,570	2,602
		67,817
Broadcasting - 2.8%
Cumulus Media, Inc.:
Tranche A1 term loan 3.625% 3/28/09 (e)	5,294	5,320
Tranche E term loan 3.625% 3/28/10 (e)	8,359	8,464
Emmis Operating Co. Tranche B term loan 3.59% 11/10/11 (e)	22,000	22,193
Gray Television, Inc. term loan 3.7187% 6/30/11 (e)	5,000	5,063
LIN Television Corp. Tranche B term loan 4.1744% 12/31/07 (e)	9,519	9,615
Nexstar Broadcasting, Inc. Tranche D, term loan 3.73% 12/31/10 (e)	15,960	15,980
Raycom TV Broadcasting, Inc.:
Tranche A, term loan 3.8125% 10/6/11 (e)	2,000	2,003
Tranche B, term loan 3.875% 4/6/12 (e)	10,000	10,063
Sinclair Television Group, Inc.:
Tranche A term loan 3.71% 6/30/09 (e)	8,000	8,020
Tranche C term loan 3.71% 12/31/09 (e)	9,000	9,101
Spanish Broadcasting System, Inc. term loan 5.23% 10/30/09 (e)	4,814	4,862
		100,684
Building Materials - 0.5%
Goodman Global Holdings, Inc. Tranche B term loan 4.0313% 11/21/09 (e)	1,660	1,677
National Waterworks, Inc. Tranche B1 term loan 4.73% 11/22/09 (e)	1,867	1,886
Nortek Holdings, Inc. term loan 4.7364% 8/27/11 (e)	12,000	12,195
Ply Gem Industries, Inc. term loan 4.37% 2/12/11 (e)	1,990	2,012
		17,770
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - 9.0%
Adelphia Communications Corp. Tranche B term loan 4.25% 3/31/05 (e)	$ 7,500	$ 7,538
Atlantic Broadband Finance LLC/Atlantic Broadband Finance, Inc. Tranche B term loan 5.05% 9/1/11 (e)	2,700	2,741
Cablecom Gmbh:
Tranche B term loan 5.13% 4/15/12 (e)	1,500	1,493
Tranche C term loan 5.48% 4/15/13 (e)	1,500	1,493
Cebridge Connections, Inc. Tranche 1 term loan 5.0461% 2/23/09 (e)	2,985	2,996
Century Cable Holdings LLC Tranche B term loan:
6.75% 6/30/09 (e)	2,203	2,170
6.75% 12/31/09 (e)	5,250	5,145
Century-TCI California LP:
revolver loan 4.75% 12/31/07 (e)	2,000	1,995
term loan 4.75% 12/31/07 (e)	8,016	7,996
Charter Communication Operating LLC:
Tranche A term loan 5.13% 4/27/10 (e)	2,000	1,968
Tranche B term loan 5.3796% 4/7/11 (e)	92,284	91,680
DIRECTV Holdings LLC Tranche B2 term loan 3.8843% 3/6/10 (e)	15,114	15,322
Hilton Head Communications LP Tranche B term loan 6% 3/31/08 (e)	7,150	6,998
Insight Midwest Holdings LLC:
Tranche A term loan 3.25% 6/30/09 (e)	19,048	19,000
Tranche B term loan:
4.5625% 12/31/09 (e)	993	1,007
4.75% 12/31/09 (e)	13,902	14,076
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.2572% 9/30/10 (e)	3,990	4,030
Mediacom LLC Tranche B, term loan 4.2782% 3/31/13 (e)	14,000	14,088
NTL Investment Holdings Ltd. Tranche B term loan 5.2038% 6/13/12 (e)	33,647	33,983
Olympus Cable Holdings LLC:
Tranche A term loan 6% 6/30/10 (e)	11,200	10,976
Tranche B term loan 6.75% 9/30/10 (e)	8,500	8,373
PanAmSat Corp. Tranche B, term loan 4.66% 8/20/11 (e)	51,000	51,510
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - continued
Persona Communications, Inc. Tranche B, term loan 4.975% 7/30/11 (e)	$ 1,000	$ 1,009
Rainbow Media Holdings, Inc. Tranche B, term loan 4.5% 3/31/12 (e)	6,000	6,120
United Pan-Europe Communications NV Tranche C2 term loan 7.381% 3/31/09 (e)	6,358	6,422
		320,129
Capital Goods - 2.4%
AGCO Corp. term loan 3.9565% 1/31/06 (e)	8,838	8,993
Amsted Industries, Inc. Tranche B, term loan 4.2691% 10/15/10 (e)	7,000	7,061
Bucyrus International, Inc. term loan 4.3128% 7/28/10 (e)	2,568	2,606
Douglas Dynamics Holdings, Inc. term loan 4.7115% 3/31/10 (e)	982	991
Dresser, Inc. Tranche C, term loan 4.46% 4/10/09 (e)	4,278	4,332
Dresser-Rand Group, Inc. Tranche B, term loan 3.8413% 10/29/11 (e)	10,770	10,932
Flowserve Corp. Tranche C term loan 4.6528% 6/30/09 (e)	1,749	1,767
Invensys International Holding Ltd.:
Trance A, term loan 4.8213% 3/5/09 (e)	2,000	2,018
Tranche B1 term loan 5.477% 9/4/09 (e)	12,852	12,980
Ionics, Inc. term loan 4.73% 2/13/11 (e)	4,582	4,639
Mueller Group, Inc. term loan 4.71% 4/23/11 (e)	1,890	1,904
Polypore, Inc. term loan 4.21% 11/12/11 (e)	5,985	6,045
Roper Industries, Inc. term loan 4.0419% 12/29/08 (e)	9,625	9,697
Sensus Metering Systems, Inc. Tranche B term loan 4.406% 12/17/10 (e)	2,546	2,556
Terex Corp.:
term loan 4.0365% 12/31/09 (e)	1,639	1,663
Tranche B term loan 3.2372% 7/3/09 (e)	5,046	5,097
TriMas Corp. Tranche B term loan 5.6247% 12/31/09 (e)	868	876
		84,157
Chemicals - 2.9%
Celanese AG:
Credit-Linked Deposit 4.34% 4/6/09 (e)	2,000	2,025
term loan 4.4955% 4/6/11 (e)	11,000	11,192
Tranche C term loan 5.48% 12/8/11 (e)	4,000	4,050
Cognis Deutschland Gmbh & Co. Kg term loan 6.3111% 11/15/13 (e)	1,000	1,028
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Chemicals - continued
Geo Specialty Chemicals, Inc. Tranche B term loan 10% 12/31/07 (e)	$ 1,149	$ 1,120
Georgia Gulf Corp. Tranche D term loan 4.8822% 12/2/10 (e)	1,279	1,295
Hercules, Inc. Tranche B term loan 3.9523% 10/8/10 (e)	5,480	5,514
Huntsman International LLC term loan 5.1875% 12/31/10 (e)	16,300	16,585
Huntsman LLC Tranche B, term loan 5.44% 3/31/10 (e)	18,800	19,129
Innophos, Inc. Tranche B, term loan 4.16% 8/13/10 (e)	4,400	4,466
Kraton Polymers LLC term loan 4.3981% 12/23/10 (e)	2,131	2,147
Nalco Co. Tranche B term loan 4.4259% 11/4/10 (e)	18,536	18,884
Rockwood Specialties Group, Inc. Tranche B, term loan 4.63% 7/30/12 (e)	13,000	13,081
SGL Carbon LLC term loan 4.9488% 12/31/09 (e)	2,922	2,937
		103,453
Consumer Products - 2.7%
American Achievement Corp. Tranche B term loan 4.4516% 3/25/11 (e)	3,485	3,515
American Safety Razor Co. Tranche B term loan 4.9199% 4/29/11 (e)	2,985	3,030
Amscan Holdings, Inc. term loan 4.7273% 4/30/12 (e)	3,990	4,050
Bombardier Recreational Products, Inc. term loan 4.71% 12/18/10 (e)	995	1,010
Central Garden & Pet Co. Tranche B term loan 4.21% 5/14/09 (e)	988	997
Church & Dwight Co., Inc. Tranche B term loan 3.71% 5/28/11 (e)	11,970	12,090
Jarden Corp. Tranche B term loan 4.1907% 4/24/08 (e)	3,990	3,995
Jostens IH Corp. Tranche B, term loan 6.25% 10/4/11 (e)	14,750	14,934
Nice Pak Products, Inc. term loan 5.5841% 6/22/10 (e)	2,000	2,020
Prestige Brands, Inc. Tranche B term loan 4.8641% 4/6/11 (e)	1,975	1,997
Revlon Consumer Products Corp. term loan 7.9975% 7/9/10 (e)	10,000	10,188
Riddell Bell Holdings, Inc. Tranche B, term loan 4.75% 9/30/11 (e)	2,000	2,030
Sealy Mattress Co. term loan:
4.3196% 4/6/12 (e)	8,663	8,760
6.29% 4/2/13 (e)	2,000	2,050
Simmons Bedding Co. Tranche C, term loan 3.9896% 12/19/11 (e)	5,876	5,920
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Consumer Products - continued
Simmons Co. term loan 5.125% 6/19/12 (e)	$ 2,000	$ 2,015
Sola International, Inc. term loan 4.48% 12/11/09 (e)	3,900	3,959
The Scotts Co. term loan 3.4375% 9/30/10 (e)	2,494	2,519
United Industries Corp. term loan 4.6293% 4/30/11 (e)	6,175	6,267
Weight Watchers International, Inc.:
Tranche B term loan 3.48% 3/31/10 (e)	1,224	1,231
Tranche C, term loan 3.39% 3/31/10 (e)	2,000	2,010
		94,587
Containers - 2.9%
Ball Corp. Tranche B1 term loan 3.725% 12/19/09 (e)	3,410	3,452
Berry Plastics Corp. term loan 3.71% 7/22/10 (e)	1,717	1,739
BWAY Corp. Tranche B term loan 4.1875% 6/30/11 (e)	6,020	6,088
Graham Packaging Holdings Co. Tranche B1, term loan 4.375% 10/4/11 (e)	37,200	37,665
Intertape Polymer, Inc. Tranche B term loan 4.1381% 7/28/11 (e)	8,000	8,130
Owens Illinois Group, Inc.:
Tranche A1 term loan 4.73% 4/1/07 (e)	9,813	9,985
Tranche B1 term loan 4.64% 4/1/08 (e)	3,631	3,694
Owens-Illinois, Inc. Tranche C1 term loan 4.74% 4/1/08 (e)	5,504	5,573
Printpack Holdings, Inc. Tranche C term loan 4.25% 3/31/09 (e)	869	875
Silgan Holdings, Inc. Tranche B term loan 5.5% 11/30/08 (e)	14,325	14,504
Solo Cup Co. term loan 4.3217% 2/27/11 (e)	11,791	11,923
		103,628
Diversified Financial Services - 0.4%
Global Cash Access LLC/Global Cash Access Finance Corp. Tranche B term loan 4.71% 3/10/10 (e)	6,728	6,845
Newkirk Master LP term loan 6.4117% 11/24/06 (e)	1,815	1,837
Refco Finance Holdings LLC term loan 4.66% 8/5/11 (e)	4,000	4,005
		12,687
Diversified Media - 1.3%
Adams Outdoor Advertising Ltd. term loan 4.3298% 10/15/11 (e)	2,643	2,683
CanWest Media, Inc. Tranche E term loan 4.065% 8/15/09 (e)	3,874	3,912
Cinram International, Inc. Tranche D, term loan 4.8% 9/30/09 (e)	4,000	4,055
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Diversified Media - continued
Entravision Communications Corp. Tranche B, term loan 3.65% 2/24/12 (e)	$ 6,000	$ 6,060
Lamar Media Corp.:
Tranche A term loan 3.3438% 6/30/09 (e)	2,000	2,005
Tranche C term loan 3.5313% 6/30/10 (e)	13,944	14,084
Warner Music Group term loan 4.5345% 2/28/11 (e)	12,234	12,402
		45,201
Electric Utilities - 5.3%
AES Corp. term loan 5.875% 8/10/11 (e)	5,429	5,517
Allegheny Energy Supply Co. LLC:
term loan 4.7157% 3/8/11 (e)	7,768	7,768
Tranche B, term loan 4.9984% 3/8/11 (e)	28,633	29,134
Tranche C term loan 5.7201% 6/8/11 (e)	11,925	11,925
Astoria Energy LLC term loan 6.9906% 4/15/12 (e)	18,000	18,360
Calpine Generating Co. LLC term loan 5.59% 4/1/09 (e)	6,000	6,060
Centerpoint Energy House Electric LLC term loan 12.75% 11/11/05 (e)	31,950	34,826
CenterPoint Energy, Inc. term loan 5.34% 10/7/06 (e)	2,968	2,975
Cogentrix Delaware Holdings, Inc. term loan 4.21% 2/25/09 (e)	5,522	5,605
Coleto Creek WLE LP Tranche B term loan 4.225% 6/30/11 (e)	6,983	7,105
Dynegy Holdings, Inc. term loan 5.84% 5/28/10 (e)	8,279	8,445
Midwest Generation LLC term loan 5.3217% 4/27/11 (e)	1,990	2,025
Mirant Americas Generation, Inc. term loan 1.94% 10/20/49 (c)(e)	4,000	3,700
Mission Energy Holding Co. term loan 7% 12/11/06 (e)	750	751
Northwestern Corp. term loan:
5.5% 11/1/11 (e)	5,000	5,050
7.34% 12/1/06 (e)	978	985
NRG Energy, Inc.:
Credit-Linked Deposit 5.87% 6/23/10 (e)	3,801	3,896
term loan 5.93% 6/23/10 (e)	6,709	6,877
Riverside Energy Center LLC:
term loan 6.38% 6/24/11 (e)	13,405	13,472
Credit-Linked Deposit 6.38% 6/24/11 (e)	595	598
Teton Power Funding LLC term loan 5.16% 3/12/11 (e)	5,517	5,586
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Electric Utilities - continued
Tucson Electric Power Co.:
term loan 3/25/11 (e)	$ 2,000	$ 1,970
Tranche B Credit-Linked Deposit 4.225% 6/30/09 (e)	7,000	7,088
		189,718
Energy - 1.7%
Belden & Blake Corp. term loan 4.5936% 7/7/11 (e)	5,486	5,569
Buckeye Pipe Line Co. term loan 3.857% 5/4/10 (e)	1,995	2,025
La Grange Acquisition L P term loan 4.96% 1/18/08 (e)	3,000	3,049
Lyondell-Citgo Refining LP term loan 3.5907% 5/21/07 (e)	7,980	8,020
Magellan Midstream Holdings LP Tranche A term loan 4.65% 6/17/08 (e)	1,828	1,851
Premcor Refining Group, Inc. Credit-Linked Deposit 3.835% 4/13/09 (e)	9,000	9,113
Pride Offshore, Inc. term loan 3.61% 7/7/11 (e)	8,728	8,826
Quest Cherokee LLC:
Credit-Linked Deposit 5.835% 7/22/10 (e)	278	280
Tranche B, term loan 5.76% 7/22/10 (e)	2,222	2,239
Tesoro Petroleum Corp. term loan 7.37% 4/15/08 (e)	970	999
Transwestern Pipeline Co. term loan 4.09% 4/30/09 (e)	6,135	6,135
Williams Production RMT Co. Tranche C term loan 4.37% 5/30/08 (e)	13,950	14,160
		62,266
Entertainment/Film - 2.5%
Carmike Cinemas, Inc. term loan 5.225% 2/4/09 (e)	3,379	3,489
Cinemark USA, Inc. term loan 3.63% 3/31/11 (e)	10,895	11,045
Kerasotes Showplace Theatre LLC Tranche B, term loan 4.78% 10/28/11 (e)	3,000	3,030
Lions Gate Entertainment Corp. term loan 5.23% 12/31/08 (e)	2,222	2,244
Loews Cineplex Entertainment Corp. term loan 4.0186% 6/30/11 (e)	23,400	23,722
Metro-Goldwyn-Mayer Studios, Inc. Tranche B term loan 4.48% 4/30/11 (e)	21,000	21,053
Regal Cinemas Corp. term loan 4.225% 11/10/10 (e)	23,882	24,180
Wallace Theatre Corp. Tranche 1, term loan 5.23% 7/31/09 (e)	1,995	2,022
		90,785
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Environmental - 0.8%
Allied Waste Industries, Inc.:
Tranche A Credit-Linked Deposit 4.1188% 1/15/10 (e)	$ 1,131	$ 1,141
Tranche B term loan 4.554% 1/15/10 (e)	14,507	14,671
Tranche C term loan 4.6619% 1/15/10 (e)	4,920	4,969
Tranche D term loan 4.54% 1/15/10 (e)	2,952	2,978
Casella Waste Systems, Inc. Tranche B term loan 4.7096% 1/24/10 (e)	2,970	3,000
Waste Connections, Inc. term loan 3.6575% 10/22/10 (e)	1,980	1,997
		28,756
Food and Drug Retail - 1.7%
Duane Reade, Inc. term loan 5.21% 7/30/10 (e)	4,400	4,455
Jean Coutu Group (PJC) USA, Inc. Tranche B term loan 4.437% 7/30/11 (e)	30,500	31,034
Rite Aid Corp. term loan 3.635% 9/21/09 (e)	25,000	25,250
		60,739
Food/Beverage/Tobacco - 1.0%
Commonwealth Brands, Inc. term loan 6% 8/28/07 (e)	538	546
Constellation Brands, Inc. Tranche B term loan 3.5% 11/30/08 (e)	3,125	3,145
Dean Foods Co. Tranche A, term loan 3.23% 8/13/09 (e)	2,000	2,008
Del Monte Corp. Tranche B term loan 4.38% 12/20/10 (e)	6,175	6,275
Dr Pepper/Seven Up Bottling Group, Inc. Tranche B term loan 4.4634% 12/19/10 (e)	9,615	9,723
Michael Foods, Inc. Tranche B term loan 3.9937% 11/21/10 (e)	8,436	8,542
NBTY, Inc. Tranche C term loan 3.75% 7/25/09 (e)	1,382	1,391
OSI Group LLC term loan 4.27% 9/2/11 (e)	2,000	2,028
Reddy Ice Group, Inc. term loan:
4.46% 8/15/09 (e)	792	797
4.46% 8/15/09 (e)	297	301
		34,756
Gaming - 1.4%
Alliance Gaming Corp. term loan 3.5375% 9/5/09 (e)	5,760	5,804
Ameristar Casinos, Inc. Tranche B term loan 4% 12/20/06 (e)	2,274	2,280
Argosy Gaming Co. term loan 3.82% 6/30/11 (e)	2,400	2,433
Boyd Gaming Corp. term loan 3.8047% 6/30/11 (e)	11,471	11,586
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Gaming - continued
Green Valley Ranch Gaming LLC term loan 4.725% 12/24/10 (e)	$ 1,985	$ 2,010
Marina District Finance Co., Inc. term loan 3.93% 10/14/11 (e)	3,680	3,703
Penn National Gaming, Inc. Tranche D term loan 4.4778% 9/1/07 (e)	1,603	1,627
Pinnacle Entertainment, Inc. term loan:
LIBOR + 3% 8/27/10 (e)	875	875
4.98% 8/27/10 (e)	875	888
Scientific Games Corp. Tranche C term loan 4.5% 12/31/09 (e)	1,985	2,007
Venetian Casino Resort LLC Tranche B, term loan 4.29% 6/15/11 (e)	15,900	16,139
		49,352
Healthcare - 5.8%
Accredo Health, Inc. Tranche B term loan 3.71% 6/30/11 (e)	5,985	6,015
Advanced Medical Optics, Inc. term loan 4.1835% 6/25/09 (e)	4,090	4,146
Alliance Imaging, Inc. Tranche C term loan 4.4059% 6/10/08 (e)	838	838
Alpharma, Inc. Tranche B term loan 5.1427% 10/5/08 (e)	1,315	1,323
Apria Healthcare Group, Inc. Tranche B term loan 3.8883% 7/20/08 (e)	2,930	2,937
Beverly Enterprises, Inc. term loan 4.5103% 10/22/08 (e)	1,980	2,010
Community Health Systems, Inc. term loan 3.54% 8/19/11 (e)	29,700	29,849
Concentra Operating Corp. term loan 4.26% 6/30/10 (e)	4,960	5,010
CONMED Corp. Tranche C term loan 4.1555% 12/15/09 (e)	857	866
Connecticare Capital LLC term loan 5.7503% 10/30/09 (e)	2,773	2,780
DaVita, Inc.:
Tranche B term loan 3.9763% 6/30/10 (e)	20,750	20,906
Tranche C term loan 3.647% 6/30/10 (e)	14,500	14,536
Express Scripts, Inc. Tranche B term loan 3.221% 2/13/10 (e)	4,975	5,000
Fisher Scientific International, Inc. term loan 3.46% 8/2/11 (e)	7,980	8,040
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Healthcare - continued
Fresenius Medical Care Holdings, Inc. Tranche D term loan 3.2152% 2/21/10 (e)	$ 11,967	$ 12,012
Genesis HealthCare Corp. Tranche B term loan 4.2039% 12/1/10 (e)	652	660
HCA, Inc. term loan 3.21% 4/30/06 (e)	12,564	12,564
HealthSouth Corp. revolver loan 5.5% 6/14/07 (e)	7,593	7,593
Iasis Healthcare LLC Tranche B term loan 4.2498% 6/22/11 (e)	11,761	11,923
Kinetic Concepts, Inc. Tranche B1 term loan 3.98% 8/11/10 (e)	6,085	6,172
Mariner Health Care, Inc. Tranche B term loan 4.71% 1/2/10 (e)	676	678
Medcath Holdings Corp. term loan 5.06% 6/30/11 (e)	1,995	2,025
Multiplan, Inc. term loan 4.73% 3/4/09 (e)	2,985	3,022
PacifiCare Health Systems, Inc. term loan 4.2121% 6/3/08 (e)	3,950	3,990
Renal Care Group, Inc. term loan 3.4671% 2/10/09 (e)	2,925	2,940
Skilled Healthcare Group, Inc. term loan 4.49% 7/31/10 (e)	8,279	8,321
Sybron Dental Management, Inc. term loan 3.6825% 6/6/09 (e)	625	625
Triad Hospitals, Inc.:
Tranche A term loan 4.21% 3/31/07 (e)	307	309
Tranche B term loan 4.21% 9/30/08 (e)	7,403	7,477
U.S. Oncology, Inc. Tranche B, term loan 4.8437% 8/20/11 (e)	8,978	9,112
Vanguard Health Holding Co. I term loan 5.3098% 9/23/11 (e)	5,850	5,938
Vicar Oper, Inc. Tranche E term loan 4.25% 9/30/08 (e)	1,142	1,159
VWR Corp. Tranche B term loan 4.58% 4/7/11 (e)	4,943	5,017
		205,793
Homebuilding/Real Estate - 1.2%
Apartment Investment & Management Co. term loan:
4.18% 11/3/09 (e)	2,100	2,100
4.94% 5/30/08 (e)	3,000	3,000
Blount, Inc. Tranche B, term loan 4.88% 8/9/10 (e)	3,551	3,600
CB Richard Ellis Services, Inc. term loan 4.4616% 3/31/10 (e)	5,063	5,100
Corrections Corp. of America Tranche C term loan 4.268% 3/31/08 (e)	1,340	1,357
Crescent Real Estate Funding XII LP term loan 4.1139% 1/12/06 (e)	3,636	3,650
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Homebuilding/Real Estate - continued
Lake Las Vegas LLC:
Tranche 1, term loan 4.5163% 11/1/09 (e)	$ 14,730	$ 14,933
Tranche 2, term loan 7.5163% 11/1/10 (e)	3,000	3,053
Landsource Communication Development LLC Tranche B term loan 4.5% 3/31/10 (e)	5,800	5,873
		42,666
Hotels - 1.1%
Boca Resorts Hotel Facility term loan 4.25% 6/30/09 (e)	9,000	9,000
Starwood Hotels & Resorts Worldwide, Inc. term loan 3.21% 10/9/06 (e)	9,708	9,708
Wyndham International, Inc. term loan:
6.625% 6/30/06 (e)	14,660	14,678
7.625% 4/1/06 (e)	5,026	5,032
		38,418
Insurance - 0.3%
Conseco, Inc. term loan 5.41% 6/22/10 (e)	9,975	10,150
USI Holdings Corp. term loan 4.63% 8/11/09 (e)	1,975	1,977
		12,127
Leisure - 0.7%
24 Hour Fitness Worldwide, Inc. term loan 5.375% 7/1/09 (e)	2,978	3,007
Six Flags Theme Park, Inc. Tranche B term loan 4.34% 6/30/09 (e)	17,543	17,674
Vail Corp. term loan 4.38% 12/10/10 (e)	985	990
Yankees Holdings LP term loan 4.432% 6/25/07 (e)	3,000	3,041
		24,712
Metals/Mining - 1.3%
Compass Minerals Group, Inc. Tranche B term loan 4.2962% 11/28/09 (e)	239	242
CONSOL Energy, Inc. Credit-Linked Deposit 4.34% 6/30/10 (e)	7,000	7,123
Foundation Pennsylvania Coal Co. Tranche B, term loan 4.04% 7/30/11 (e)	22,700	22,955
Peabody Energy Corp. term loan 3.5178% 3/21/10 (e)	14,000	14,070
Stillwater Mining Co. term loan 5.25% 7/30/10 (e)	2,993	3,037
		47,427
Paper - 4.5%
Appleton Papers, Inc. term loan 4.1546% 6/11/10 (e)	5,985	6,060
Boise Cascade Holdings LLC:
Tranche B, term loan 4.25% 10/26/11 (e)	36,920	37,566
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Paper - continued
Boise Cascade Holdings LLC: - continued
Tranche C, term loan 4.25% 10/26/10 (e)	$ 34,080	$ 34,336
Buckeye Technologies, Inc. term loan 4.4083% 3/15/08 (e)	4,059	4,104
Georgia-Pacific Corp. term loan 3.3425% 7/2/09 (e)	21,000	20,974
Graphic Packaging International, Inc. Tranche B term loan 4.474% 8/8/10 (e)	15,321	15,589
Jefferson Smurfit Corp. Tranche B term loan 7% 3/31/07 (e)	2,387	2,402
Jefferson Smurfit Corp. U.S.:
Tranche B term loan 4.795% 9/16/10 (e)	362	362
Tranche C term loan 5.295% 9/16/11 (e)	397	397
Koch Cellulose LLC:
term loan 4.22% 5/7/11 (e)	9,464	9,606
Credit-Linked Deposit 3.84% 5/7/11 (e)	2,375	2,410
Roseburg Forest Products Co. Tranche B term loan 3.84% 2/24/10 (e)	1,686	1,693
SP Newsprint Co. Tranche B:
Credit-Linked Deposit 4.8625% 1/8/10 (e)	1,289	1,307
term loan 4.93% 1/8/10 (e)	696	707
Stone Container Corp.:
Tranche B term loan 6.25% 6/30/09 (e)	17,069	17,090
Tranche C term loan 6.25% 6/30/09 (e)	2,460	2,463
White Birch Paper Ltd. Tranche B1 term loan 7.5% 2/26/10 (e)	2,654	2,707
		159,773
Publishing/Printing - 3.3%
Advanstar Communications, Inc. Tranche B term loan 6.44% 10/11/07 (e)	188	188
American Media Operations, Inc. Tranche C1 term loan 4.8125% 4/1/07 (e)	2,524	2,559
CBD Media, Inc. Tranche D, term loan 4.29% 12/31/09 (e)	6,603	6,669
Dex Media East LLC/Dex Media East Finance Co.:
Tranche A term loan 3.8233% 11/8/08 (e)	3,959	4,009
Tranche B term loan 3.7752% 5/8/09 (e)	5,818	5,898
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A term loan 3.6853% 9/9/09 (e)	5,165	5,230
Tranche B term loan 3.8807% 9/9/10 (e)	14,568	14,804
Freedom Communication Holding, Inc. Tranche A term loan 3.8068% 5/18/10 (e)	960	969
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Publishing/Printing - continued
Freedom Communications, Inc. Tranche B term loan 3.7771% 5/18/12 (e)	$ 11,000	$ 11,193
Herald Media, Inc. term loan 4.45% 7/22/11 (e)	2,494	2,528
Journal Register Co. Tranche B, term loan 3.604% 8/12/12 (e)	3,000	3,015
MediaNews Group, Inc. Tranche C, term loan 3.37% 12/30/10 (e)	9,975	10,025
Merrill Communications LLC term loan 4.4803% 7/30/09 (e)	2,000	2,010
Morris Communications Co. LLC:
Tranche A term loan 3.375% 9/30/10 (e)	1,000	1,006
Tranche C term loan 3.625% 3/31/11 (e)	2,000	2,023
R.H. Donnelley Corp. Tranche B2, term loan 4.1605% 6/30/11 (e)	29,965	30,452
Sun Media Corp. Canada Tranche B term loan 4.1255% 2/7/09 (e)	1,748	1,763
The Reader's Digest Association, Inc.:
Tranche A term loan 3.57% 11/20/07 (e)	2,775	2,796
Tranche B term loan 3.57% 5/20/08 (e)	3,980	4,030
Transwestern Publishing Co. LP/Township Capital Corp. II Tranche B1 term loan 4.1462% 2/25/11 (e)	5,565	5,648
		116,815
Railroad - 0.3%
Helm Holding Corp. Tranche B term loan 5.0613% 7/2/10 (e)	2,300	2,323
Kansas City Southern Railway Co. Tranche B term loan 4.0545% 3/30/08 (e)	5,970	6,067
RailAmerica, Inc. term loan 3.9375% 9/29/11 (e)	3,600	3,659
		12,049
Restaurants - 0.4%
AFC Enterprises, Inc. Tranche B term loan 4.9545% 5/23/09 (e)	942	947
CKE Restaurants, Inc. term loan 4.875% 5/1/10 (e)	2,017	2,057
Denny's, Inc. term loan 5.16% 8/31/09 (e)	3,000	3,060
Domino's, Inc. term loan 4.75% 6/25/10 (e)	4,205	4,289
Jack in the Box, Inc. term loan 4.2962% 1/8/11 (e)	3,570	3,619
		13,972
Services - 1.4%
Acosta, Inc. term loan 4.7299% 8/6/10 (e)	4,000	4,040
Allied Security Holdings LLC term loan 6.23% 6/30/10 (e)	5,000	5,050
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Services - continued
CACI International, Inc. term loan 3.9579% 4/30/11 (e)	$ 4,980	$ 5,024
Coinmach Corp. Tranche B term loan 4.6422% 7/25/09 (e)	2,243	2,265
Coinstar, Inc. term loan 4.29% 7/1/11 (e)	7,382	7,492
Hillman Companies, Inc. Tranche B term loan 5.4991% 3/31/11 (e)	2,985	3,015
Iron Mountain, Inc. term loan 3.5625% 4/2/11 (e)	11,367	11,423
JohnsonDiversey, Inc. Tranche B term loan 3.9586% 11/3/09 (e)	2,569	2,614
United Rentals, Inc.:
term loan 4.1743% 2/14/11 (e)	2,484	2,509
Tranche B Credit-Linked Deposit 3.6113% 2/14/11 (e)	499	502
US Investigations Services, Inc. Tranche C term loan 5.41% 1/9/09 (e)	2,876	2,901
Wackenhut Corrections Corp. term loan 4.5361% 7/9/09 (e)	1,030	1,041
Worldspan LP Tranche B term loan 6.0652% 6/30/07 (e)	886	892
		48,768
Shipping - 0.2%
Baker Tanks, Inc. term loan 4.4618% 1/30/11 (e)	3,301	3,347
Horizon Lines LLC Tranche B term loan 4.73% 7/7/11 (e)	3,840	3,912
		7,259
Super Retail - 1.2%
Advance Stores Co., Inc.:
Tranche D term loan 4.2425% 11/30/06 (e)	381	381
Tranche E term loan 5.5705% 11/30/07 (e)	1,530	1,530
Alimentation Couche-Tard, Inc. term loan 3.7017% 12/17/10 (e)	1,580	1,600
Blockbuster, Inc.:
Tranche A, term loan 3.73% 8/20/09 (e)	2,000	1,983
Tranche B, term loan 4.23% 8/20/11 (e)	12,000	11,985
Buhrmann US, Inc. Tranche B1 term loan 4.32% 12/31/10 (e)	5,676	5,740
General Nutrition Centers, Inc. Tranche B term loan 4.9318% 12/5/09 (e)	4,967	5,017
Harbor Freight Tools USA, Inc. term loan 4.4653% 7/15/10 (e)	2,000	2,030
Hollywood Entertainment Corp. Tranche B term loan 5.447% 3/31/08 (e)	2,382	2,382
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Super Retail - continued
Nebraska Book Co., Inc. term loan 4.6695% 3/4/11 (e)	$ 2,090	$ 2,108
Oriental Trading Co., Inc.:
term loan 8% 1/8/11 (e)	1,300	1,315
Tranche B term loan 4.75% 8/4/10 (e)	3,941	3,986
PETCO Animal Supplies, Inc. Tranche D term loan 4.46% 10/2/08 (e)	1,444	1,462
		41,519
Technology - 1.7%
Alliant Techsystems, Inc. Tranche B term loan 3.8599% 3/31/11 (e)	4,462	4,512
AMI Semiconductor, Inc. term loan 4.46% 9/26/08 (e)	2,376	2,400
Amphenol Corp. Tranche B1 term loan 3.757% 5/6/10 (e)	8,000	8,020
Anteon International Corp. term loan 3.725% 12/31/10 (e)	6,963	7,032
Fairchild Semiconductor Corp. Tranche B1 term loan 4.1875% 6/19/08 (e)	4,938	4,993
Global Imaging Systems, Inc. term loan 3.7392% 5/10/10 (e)	2,743	2,777
Itron, Inc. Tranche B term loan 4.25% 7/1/11 (e)	1,690	1,709
Seagate Technology Holdings, Inc. term loan 3.9375% 5/13/07 (e)	1,960	1,992
The Relizon Co. Tranche B term loan 4.73% 2/20/11 (e)	1,752	1,765
UGS Holdings, Inc. term loan 4.21% 5/27/11 (e)	1,995	2,025
Verifone, Inc. Tranche B, term loan 4.63% 6/30/11 (e)	6,983	7,079
Xerox Corp. term loan 3.73% 9/30/08 (e)	17,000	17,128
		61,432
Telecommunications - 8.1%
AAT Communications Corp. Tranche B term loan 4.568% 1/16/12 (e)	15,000	15,206
American Tower LP Tranche B term loan 4.4794% 8/31/11 (e)	27,431	27,843
Centennial Cellular Operating Co. LLC term loan 4.8813% 2/9/11 (e)	12,935	13,032
Cincinnati Bell, Inc. Tranche D term loan 4.5396% 6/30/08 (e)	6,484	6,516
Inmarsat Ventures PLC:
Tranche B term loan 4.8841% 12/17/10 (e)	1,325	1,338
Tranche C term loan 5.3841% 12/17/11 (e)	1,325	1,338
Microcell Solutions, Inc. Tranche A term loan 5.975% 3/17/11 (e)	8,775	8,797
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Telecommunications - continued
Nextel Communications, Inc. Tranche E term loan 4.1875% 12/15/10 (e)	$ 63,342	$ 63,500
Nextel Partners Operating Corp. Tranche C term loan 4.3125% 5/31/11 (e)	16,000	16,240
Qwest Corp.:
Tranche A term loan 6.5% 6/30/07 (e)	71,000	73,751
Tranche B term loan 6.95% 6/30/10 (e)	2,000	2,000
SBA Senior Finance, Inc. term loan 5.5631% 10/31/08 (e)	10,857	10,885
SpectraSite Communications, Inc.:
term loan 3.87% 12/31/07 (e)	7,213	7,231
Tranche A term loan 4.1096% 6/30/07 (e)	9,710	9,710
Telepak, Inc. term loan 4.4781% 5/4/11 (e)	2,893	2,929
Western Wireless Corp.:
Tranche A term loan 4.0892% 5/28/10 (e)	10,725	10,899
Tranche B term loan 4.9415% 5/26/11 (e)	15,262	15,529
		286,744
Textiles & Apparel - 0.2%
Kosa Lux Finance BV/Kosa UK Finance BV/Arteva Global Holdings BV/Kosa Canada Co. Tranche B term loan 4.75% 4/29/11 (e)	5,000	5,088
Polymer Group, Inc. term loan 5.21% 4/27/10 (e)	981	991
William Carter Co. Tranche C term loan 4.23% 9/30/08 (e)	732	740
		6,819
TOTAL FLOATING RATE LOANS (Cost $2,589,813)		2,615,130
Nonconvertible Bonds - 13.6%
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - 0.1%
Delco Remy International, Inc. 6.07% 4/15/09 (e)	$ 2,000	$ 2,000
Broadcasting - 1.2%
Granite Broadcasting Corp. 9.75% 12/1/10	4,545	4,193
Gray Television, Inc. 9.25% 12/15/11	1,000	1,128
Nexstar Broadcasting, Inc. 7% 1/15/14	4,760	4,665
Paxson Communications Corp.:
4.82% 1/15/10 (d)(e)	7,000	7,044
10.75% 7/15/08	2,000	2,013
Radio One, Inc. 8.875% 7/1/11	7,000	7,735
Spanish Broadcasting System, Inc. 9.625% 11/1/09	3,000	3,158
XM Satellite Radio, Inc. 7.1938% 5/1/09 (e)	11,700	11,934
		41,870
Cable TV - 2.5%
Cablevision Systems Corp. 6.6688% 4/1/09 (d)(e)	7,000	7,350
CSC Holdings, Inc.:
7.875% 12/15/07	2,000	2,150
10.5% 5/15/16	2,000	2,280
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	3,000	3,416
EchoStar DBS Corp. 5.2556% 10/1/08 (e)	69,625	72,326
		87,522
Capital Goods - 0.1%
Tyco International Group SA yankee 6.375% 2/15/06	3,000	3,132
Chemicals - 0.7%
Borden US Finance Corp./Nova Scotia Finance ULC 6.82% 7/15/10 (d)(e)	3,000	3,045
Georgia Gulf Corp. 7.625% 11/15/05	2,000	2,080
Huntsman Advanced Materials LLC 11.86% 7/15/08 (d)(e)	4,310	4,515
Huntsman ICI Chemicals LLC 10.125% 7/1/09	2,000	2,100
Huntsman LLC 9.32% 7/15/11 (d)(e)	2,000	2,145
Methanex Corp. yankee 7.75% 8/15/05	10,125	10,429
Millennium America, Inc. 7% 11/15/06	2,000	2,090
		26,404
Consumer Products - 0.1%
Armkel Finance, Inc. 9.5% 8/15/09	2,555	2,750
Chattem, Inc. 4.79% 3/1/10 (e)	1,000	1,025
		3,775
Containers - 0.2%
Ball Corp. 7.75% 8/1/06	5,000	5,363
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Diversified Media - 0.6%
Liberty Media Corp. 3.38% 9/17/06 (e)	$ 21,000	$ 21,239
Electric Utilities - 1.0%
AES Corp.:
8.375% 8/15/07	3,000	3,015
8.5% 11/1/07	4,000	4,090
8.75% 6/15/08	4,000	4,405
Allegheny Energy Supply Co. LLC 10.25% 11/15/07 (d)	3,422	3,909
Allegheny Energy, Inc. 7.75% 8/1/05	3,000	3,090
CMS Energy Corp. 9.875% 10/15/07	10,000	11,225
Power Contract Financing LLC 5.2% 2/1/06 (d)	731	742
Southern California Edison Co. 8% 2/15/07	2,000	2,215
TECO Energy, Inc. 6.125% 5/1/07	4,000	4,160
		36,851
Energy - 2.0%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	2,000	2,123
Chesapeake Energy Corp. 8.375% 11/1/08	6,000	6,540
El Paso Corp. 7.875% 6/15/12	3,000	3,116
El Paso Energy Corp. 6.95% 12/15/07	4,350	4,481
Parker Drilling Co. 6.54% 9/1/10 (d)(e)	2,000	2,025
Pemex Project Funding Master Trust:
3.18% 6/15/10 (d)(e)	25,000	25,400
3.54% 1/7/05 (d)(e)	2,000	2,016
3.87% 10/15/09 (d)(e)	1,500	1,566
Sonat, Inc. 7.625% 7/15/11	5,000	5,100
Southern Natural Gas Co. 8.875% 3/15/10	840	946
Tesoro Petroleum Corp. 8% 4/15/08	1,000	1,088
The Coastal Corp. 6.5% 5/15/06	7,000	7,166
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	2,000	2,473
Williams Cos., Inc. Credit Linked Certificate Trust 4.9438% 5/1/09 (d)(e)	7,000	7,499
		71,539
Entertainment/Film - 0.6%
AMC Entertainment, Inc. 5.97% 8/15/10 (d)(e)	21,000	21,683
Food and Drug Retail - 0.8%
Rite Aid Corp.:
6% 12/15/05 (d)	7,000	7,053
8.125% 5/1/10	1,000	1,063
12.5% 9/15/06	15,000	17,100
Stater Brothers Holdings, Inc. 5.38% 6/15/10 (e)	4,950	5,037
		30,253
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Food/Beverage/Tobacco - 0.1%
Canandaigua Brands, Inc. 8.625% 8/1/06	$ 3,000	$ 3,255
Gaming - 0.2%
Mandalay Resort Group:
9.5% 8/1/08	2,000	2,300
10.25% 8/1/07	2,000	2,270
Penn National Gaming, Inc. 6.875% 12/1/11	1,000	1,035
		5,605
Healthcare - 0.1%
HealthSouth Corp.:
6.875% 6/15/05	2,000	2,005
7.375% 10/1/06	2,000	2,025
Tenet Healthcare Corp. 5.375% 11/15/06	1,000	1,005
		5,035
Metals/Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 6.875% 2/1/14	8,000	7,760
Paper - 0.4%
Abitibi-Consolidated, Inc. 5.38% 6/15/11 (e)	4,000	4,085
Ainsworth Lumber Co. Ltd. 5.6688% 10/1/10 (d)(e)	3,000	3,030
Boise Cascade LLC/Boise Cascade Finance Corp. 5.005% 10/15/12 (d)(e)	2,190	2,239
Bowater, Inc. 4.88% 3/15/10 (e)	5,000	5,025
		14,379
Publishing/Printing - 0.3%
CBD Media LLC/ CBD Finance, Inc. 8.625% 6/1/11	430	449
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09	5,000	5,750
Dex Media, Inc. 8% 11/15/13	5,000	5,350
		11,549
Shipping - 0.4%
General Maritime Corp. 10% 3/15/13	5,000	5,750
OMI Corp. 7.625% 12/1/13	2,000	2,110
Ship Finance International Ltd. 8.5% 12/15/13	3,620	3,674
Teekay Shipping Corp. yankee 8.32% 2/1/08	1,225	1,253
		12,787
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Steels - 0.4%
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	$ 1,000	$ 1,155
Ispat Inland ULC 8.7556% 4/1/10 (e)	13,000	14,268
		15,423
Technology - 0.3%
Freescale Semiconductor, Inc. 4.82% 7/15/09 (d)(e)	10,000	10,350
IOS Capital LLC 7.25% 6/30/08	85	89
		10,439
Telecommunications - 1.3%
AirGate PCS, Inc. 5.85% 10/15/11 (d)(e)	4,000	4,050
America Movil SA de CV 2.73% 4/27/07 (e)	1,000	990
American Tower Corp. 9.375% 2/1/09	4,579	4,871
Crown Castle International Corp. 10.75% 8/1/11	4,000	4,420
Dobson Cellular Systems, Inc. 6.96% 11/1/11 (d)(e)	4,000	4,110
New Skies Satellites NV 7.4375% 11/1/11 (d)(e)	2,730	2,785
Nextel Partners, Inc. 12.5% 11/15/09	2,000	2,310
Qwest Communications International, Inc. 5.2113% 2/15/09 (d)(e)	3,000	2,918
Rogers Wireless, Inc. 6.375% 3/1/14	3,000	2,835
Rural Cellular Corp. 6.38% 3/15/10 (d)(e)	9,000	9,293
U.S. West Communications:
7.2% 11/1/04	6,000	6,030
		44,612
TOTAL NONCONVERTIBLE BONDS (Cost $473,487)		482,475
Commercial Mortgage Securities - 0.2%

Bear Stearns Commercial Mortgage Securities, Inc. floater Series 2004-ESA Class K, 4.3675% 5/14/16 (d)(e)	8,000	7,999
CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.3809% 12/15/09 (d)(e)	679	543
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $8,659)		8,542
Foreign Government and Government Agency Obligations - 0.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Venezuelan Republic 3.09% 4/20/11 (e) (Cost $4,103)	$ 5,000	$ 4,350
Common Stocks - 0.0%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a) (Cost $0)	45	0
Money Market Funds - 18.1%
Fidelity Cash Central Fund, 1.79% (b)	516,716,733	$ 516,717
Fidelity Money Market Central Fund, 1.83% (b)	125,531,807	125,532
TOTAL MONEY MARKET FUNDS (Cost $642,249)		642,249
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $3,718,311)		3,752,746
NET OTHER ASSETS - (5.5)%		(194,122)
NET ASSETS - 100%		$ 3,558,624
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $143,309,000 or 4.0% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $9,266,000 of which $7,189,000 and $2,077,000 will expire on October 31, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (cost $3,718,311) - See accompanying schedule		$ 3,752,746
Cash		8,176
Receivable for investments sold		13,890
Receivable for fund shares sold		13,251
Interest receivable		18,419
Other affiliated receivables		3
Total assets		3,806,485

Liabilities
Payable for investments purchased	$ 236,307
Payable for fund shares redeemed	6,529
Distributions payable	1,777
Accrued management fee	1,956
Distribution fees payable	565
Other affiliated payables	453
Other payables and accrued expenses	274
Total liabilities		247,861

Net Assets		$ 3,558,624
Net Assets consist of:
Paid in capital		$ 3,527,012
Undistributed net investment income		6,477
Accumulated undistributed net realized gain (loss) on investments		(9,300)
Net unrealized appreciation (depreciation) on investments		34,435
Net Assets		$ 3,558,624

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($299,419 ÷ 30,026 shares)	$ 9.97

Maximum offering price per share (100/96.25 of $9.97)	$ 10.36
Class T: Net Asset Value and redemption price per share ($388,582 ÷ 39,004 shares)	$ 9.96

Maximum offering price per share (100/97.25 of $9.96)	$ 10.24
Class B: Net Asset Value and offering price per share ($183,553 ÷ 18,425 shares) A	$ 9.96

Class C: Net Asset Value and offering price per share ($523,787 ÷ 52,534 shares) A	$ 9.97

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($1,981,510 ÷ 198,884 shares)	$ 9.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($181,773 ÷ 18,250 shares)	$ 9.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Interest		$ 93,474

Expenses
Management fee	$ 15,860
Transfer agent fees	2,973
Distribution fees	4,883
Accounting fees and expenses	851
Non-interested trustees' compensation	12
Custodian fees and expenses	87
Registration fees	567
Audit	85
Legal	41
Interest	1
Miscellaneous	12
Total expenses before reductions	25,372
Expense reductions	(24)	25,348
Net investment income		68,126
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		5,411
Change in net unrealized appreciation (depreciation) on investment securities		21,689
Net gain (loss)		27,100
Net increase (decrease) in net assets resulting from operations		$ 95,226

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 68,126	$ 23,331
Net realized gain (loss)	5,411	279
Change in net unrealized appreciation (depreciation)	21,689	31,433
Net increase (decrease) in net assets resulting from operations	95,226	55,043
Distributions to shareholders from net investment income	(69,224)	(23,105)
Share transactions - net increase (decrease)	2,081,242	917,582
Redemption fees	467	181
Total increase (decrease) in net assets	2,107,711	949,701

Net Assets
Beginning of period	1,450,913	501,212
End of period (including undistributed net investment income of $6,477 and undistributed net investment income of $3,419, respectively)	$ 3,558,624	$ 1,450,913

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.88	$ 9.45	$ 9.70	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.285	.292	.352	.580	.136
Net realized and unrealized gain (loss)	.098	.447	(.264)	(.185)	(.047)
Total from investment operations	.383	.739	.088	.395	.089
Distributions from net investment income	(.295)	(.311)	(.339)	(.638)	(.150)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.97	$ 9.88	$ 9.45	$ 9.70	$ 9.94
Total Return B, C, D	3.96%	7.95%	.90%	4.08%	.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.08%	1.10%	1.12%	1.14%	1.75% A
Expenses net of voluntary waivers, if any	1.08%	1.10%	1.10%	.99%	.78% A
Expenses net of all reductions	1.08%	1.09%	1.09%	.98%	.78% A
Net investment income	2.90%	3.04%	3.64%	5.93%	7.21% A
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 88	$ 37	$ 41	$ 9
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.44	$ 9.69	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.276	.285	.342	.573	.131
Net realized and unrealized gain (loss)	.098	.446	(.263)	(.195)	(.045)
Total from investment operations	.374	.731	.079	.378	.086
Distributions from net investment income	(.286)	(.303)	(.330)	(.631)	(.147)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.96	$ 9.87	$ 9.44	$ 9.69	$ 9.94
Total Return B, C, D	3.87%	7.87%	.80%	3.90%	.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.17%	1.18%	1.20%	1.22%	1.81% A
Expenses net of voluntary waivers, if any	1.17%	1.18%	1.19%	1.06%	.93% A
Expenses net of all reductions	1.17%	1.18%	1.19%	1.06%	.93% A
Net investment income	2.81%	2.96%	3.54%	5.86%	7.06% A
Supplemental Data
Net assets, end of period (in millions)	$ 389	$ 113	$ 75	$ 76	$ 25
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.44	$ 9.69	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.231	.243	.298	.525	.134
Net realized and unrealized gain (loss)	.096	.444	(.263)	(.194)	(.056)
Total from investment operations	.327	.687	.035	.331	.078
Distributions from net investment income	(.239)	(.259)	(.286)	(.584)	(.139)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.96	$ 9.87	$ 9.44	$ 9.69	$ 9.94
Total Return B, C, D	3.38%	7.38%	.35%	3.42%	.79%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65%	1.64%	1.65%	1.66%	2.74% A
Expenses net of voluntary waivers, if any	1.65%	1.63%	1.64%	1.54%	1.23% A
Expenses net of all reductions	1.65%	1.63%	1.64%	1.54%	1.23% A
Net investment income	2.33%	2.50%	3.09%	5.38%	6.75% A
Supplemental Data
Net assets, end of period (in millions)	$ 184	$ 134	$ 118	$ 125	$ 24
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.45	$ 9.70	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.224	.235	.290	.516	.125
Net realized and unrealized gain (loss)	.107	.434	(.263)	(.184)	(.051)
Total from investment operations	.331	.669	.027	.332	.074
Distributions from net investment income	(.233)	(.251)	(.278)	(.575)	(.135)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.97	$ 9.87	$ 9.45	$ 9.70	$ 9.94
Total Return B, C, D	3.41%	7.18%	.26%	3.42%	.76%
Ratios to Average Net Assets G
Expenses before expense reductions	1.71%	1.72%	1.73%	1.75%	2.41% A
Expenses net of voluntary waivers, if any	1.71%	1.71%	1.73%	1.64%	1.44% A
Expenses net of all reductions	1.71%	1.71%	1.73%	1.63%	1.44% A
Net investment income	2.27%	2.42%	3.00%	5.28%	6.55% A
Supplemental Data
Net assets, end of period (in millions)	$ 524	$ 269	$ 235	$ 278	$ 48
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2004	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.44	$ 9.52
Income from Investment Operations
Net investment income D	.309	.311	.040
Net realized and unrealized gain (loss)	.099	.450	(.084)
Total from investment operations	.408	.761	(.044)
Distributions from net investment income	(.320)	(.333)	(.037)
Redemption fees added to paid in capital D	.002	.002	.001
Net asset value, end of period	$ 9.96	$ 9.87	$ 9.44
Total Return B, C	4.22%	8.20%	(.45)%
Ratios to Average Net Assets F
Expenses before expense reductions	.84%	.86%	1.15% A
Expenses net of voluntary waivers, if any	.84%	.86%	.95% A
Expenses net of all reductions	.84%	.86%	.94% A
Net investment income	3.14%	3.27%	3.99% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,982	$ 811	$ 18
Portfolio turnover rate	61%	55%	77% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 9.44	$ 9.69	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income D	.304	.312	.365	.590	.151
Net realized and unrealized gain (loss)	.110	.436	(.262)	(.193)	(.058)
Total from investment operations	.414	.748	.103	.397	.093
Distributions from net investment income	(.316)	(.330)	(.354)	(.650)	(.154)
Redemption fees added to paid in capital D	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.96	$ 9.86	$ 9.44	$ 9.69	$ 9.94
Total Return B, C	4.29%	8.06%	1.06%	4.11%	.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.87%	.90%	.94%	1.02%	2.32% A
Expenses net of voluntary waivers, if any	.87%	.89%	.94%	.87%	.49% A
Expenses net of all reductions	.87%	.89%	.93%	.87%	.49% A
Net investment income	3.11%	3.24%	3.79%	6.05%	7.50% A
Supplemental Data
Net assets, end of period (in millions)	$ 182	$ 36	$ 18	$ 7	$ 1
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to October 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 38,490
Unrealized depreciation	(2,772)
Net unrealized appreciation (depreciation)	35,718
Undistributed ordinary income	14,346
Capital loss carryforward	(9,266)

Cost for federal income tax purposes	$ 3,717,028

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 69,224	$ 23,105

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. At the end of the period, the fund had unfunded loan commitments of $1,406.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities and U.S. government securities, aggregated $3,154,942 and $1,219,991, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 279	$ -
Class T	0%	.25%	496	69
Class B	.55%	.15%	1,078	847
Class C	.55%	.25%	3,030	1,544
			$ 4,883	$ 2,460

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 393
Class T	121
Class B*	372
Class C*	166
$ 1,052

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 341.18
Class T	346.17
Class B	316.20
Class C	622.16
Fidelity Floating Rate High Income Fund	1,235.09
Institutional Class	113.12
	$ 2,973

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,514 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $6,792. The weighted average interest rate was 1.50%. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class B	1.65%	$ 3

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $21.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 5,424	$ 1,379
Class T	5,689	2,412
Class B	3,704	3,198
Class C	8,778	5,977
Fidelity Floating Rate High Income Fund	42,798	9,407
Institutional Class	2,831	732
Total	$ 69,224	$ 23,105

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	27,948	6,904	$ 277,030	$ 67,614
Reinvestment of distributions	400	98	3,973	956
Shares redeemed	(7,275)	(1,953)	(72,139)	(18,942)
Net increase (decrease)	21,073	5,049	$ 208,864	$ 49,628
Class T
Shares sold	35,957	7,102	$ 356,199	$ 69,392
Reinvestment of distributions	478	214	4,740	2,081
Shares redeemed	(8,867)	(3,806)	(87,803)	(36,871)
Net increase (decrease)	27,568	3,510	$ 273,136	$ 34,602
Class B
Shares sold	7,765	3,767	$ 76,852	$ 36,736
Reinvestment of distributions	270	231	2,676	2,235
Shares redeemed	(3,164)	(2,978)	(31,327)	(28,855)
Net increase (decrease)	4,871	1,020	$ 48,201	$ 10,116
Class C
Shares sold	32,885	10,474	$ 325,903	$ 102,347
Reinvestment of distributions	578	411	5,735	3,982
Shares redeemed	(8,222)	(8,522)	(81,504)	(82,608)
Net increase (decrease)	25,241	2,363	$ 250,134	$ 23,721

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003	2004	2003
Floating Rate High Income Fund
Shares sold	164,843	91,211	$ 1,632,450	$ 889,648
Reinvestment of distributions	3,750	840	37,164	8,216
Shares redeemed	(51,878)	(11,804)	(513,641)	(115,507)
Net increase (decrease)	116,715	80,247	$ 1,155,973	$ 782,357
Institutional Class
Shares sold	19,252	2,601	$ 190,759	$ 25,410
Reinvestment of distributions	117	31	1,162	305
Shares redeemed	(4,738)	(880)	(46,987)	(8,557)
Net increase (decrease)	14,631	1,752	$ 144,934	$ 17,158

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 16, 2000 to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from August 16, 2000 to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 299 funds advised by FMR or an affiliate. Mr. McCoy oversees 301 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Christine McConnell (46)

Year of Election or Appointment: 2003

Vice President of the fund. Prior to assuming her current responsibilities, Ms. McConnell managed a variety of Fidelity funds. Ms. McConnell also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (55)

Year of Election or Appointment: 2000

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2000 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Floating Rate High Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

Mortgage Securities

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Total Bond

Ultra-Short Bond

U.S. Bond Index

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FHI-UANN-1204
1.784743.101

Fidelity® Advisor

Floating Rate High Income

Fund - Institutional Class

Annual Report

October 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	34	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	44	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	52
Trustees and Officers	53
Distributions	65

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2004	Past 1 year	Life of FundA
Institutional Class	4.29%	4.36%

A From August 16, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the CSFB Leveraged Loan Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The leveraged loan market posted a healthy return for the 12-month period ending October 31, 2004, helped by rising interest rates, tight market technicals and a low default rate. During the past year the federal funds target rate rose 0.75%. This translated to a 0.85% rise in LIBOR - the London Interbank Offering Rate - which rose from 1.32% on May 31, 2004, to 2.17% at the end of October. LIBOR is the common base rate for loan coupons. As noted, supply and demand for leveraged loans remained tight. The residual impact of this market backdrop was price appreciation, yield spread compression and increased risk of early loan repayment at par. According to the S&P/LSTA (Loan Syndication and Trading Association), the average secondary bid price was 101.16 as of October 31, 2004, while the loan yield spread for BB/BB- rated issues was 225 basis points (or 2.25%) and 274 bps for B+/B rated issues. Higher LIBOR rates helped to mitigate the impact of the spread compression on the absolute coupon payment. The default rate remained low, but the underlying credit quality of new issues eroded somewhat during the past 12 months as the percentage of single-B issuers rose from 28% to 37%.

For the 12 months ending October 31, 2004, the fund's Institutional Class shares returned 4.29%. In comparison, the LipperSM Loan Participation Funds Average returned 3.80% and the fund's benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, returned 5.96%. The CSFB index is not actively maintained and does not purport to reflect coupon changes or partial loan repayments that may occur during the life of the loan. In addition to the data maintenance limitations associated with the CSFB index, relative fund returns were hurt by a high cash position and issue selection in utilities and wireless. In utilities, underweighted positions relative to the index in Reliant Resources and Edison Mission hurt. In wireless, the fund was hampered by underweighting the restructuring Sprint affiliates Airgate, Ubiquitel and Horizon. Several out-of-benchmark investments contributed to performance, including El Paso Corp., British cable company NTL and XM Satellite Radio. In the telecommunications sector, the fund was helped by underweighted positions in McLeod, Global Crossing and Level 3 Communications. In utilities, positions in Dynegy, Astoria Energy and CenterPoint Energy helped.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period * May 1, 2004 to October 31, 2004
Class A
Actual	$ 1,000.00	$ 1,020.50	$ 5.49
Hypothetical A	$ 1,000.00	$ 1,019.50	$ 5.50
Class T
Actual	$ 1,000.00	$ 1,020.10	$ 5.89
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 5.90
Class B
Actual	$ 1,000.00	$ 1,017.60	$ 8.37
Hypothetical A	$ 1,000.00	$ 1,016.60	$ 8.40
Class C
Actual	$ 1,000.00	$ 1,017.30	$ 8.62
Hypothetical A	$ 1,000.00	$ 1,016.35	$ 8.65
Institutional Class
Actual	$ 1,000.00	$ 1,021.60	$ 4.42
Hypothetical A	$ 1,000.00	$ 1,020.57	$ 4.43
Fidelity Floating Rate High Income Fund
Actual	$ 1,000.00	$ 1,021.80	$ 4.27
Hypothetical A	$ 1,000.00	$ 1,020.72	$ 4.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.08%
Class T	1.16%
Class B	1.65%
Class C	1.70%
Institutional Class	.87%
Fidelity Floating Rate High Income Fund	.84%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communications Operating LLC	2.7	3.5
Qwest Corp.	2.2	2.5
EchoStar DBS Corp.	2.0	3.1
Boise Cascade Holdings LLC	2.0	0.0
Nextel Communications, Inc.	1.8	2.5
	10.7
Top Five Market Sectors as of October 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	11.5	12.8
Telecommunications	9.4	11.7
Electric Utilities	6.3	6.1
Healthcare	5.9	5.3
Paper	4.9	3.1
Quality Diversification (% of fund's net assets)
As of October 31, 2004	As of April 30, 2004
AAA,AA,A 0.1%	AAA,AA,A 0.0%
BBB 2.5%	BBB 2.8%
BB 31.4%	BB 35.4%
B 33.9%	B 24.9%
CCC,CC,C 1.9%	CCC,CC,C 2.8%
D 0.0%	D 0.1%
Not Rated 17.4%	Not Rated 21.0%
Equities 0.0%	Equities 0.0%
Other Investments 0.2%	Other Investments 0.0%
Short-Term Investments and Net Other Assets 12.6%	Short-Term Investments and Net Other Assets 13.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2004 *		As of April 30, 2004 **
	Floating Rate Loans 73.5%		Floating Rate Loans 70.6%
	Nonconvertible Bonds 13.6%		Nonconvertible Bonds 16.4%
	Foreign Government & Government Agency Obligations 0.1%		Foreign Government & Government Agency Obligations 0.0%
	Other Investments 0.2%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 12.6%		Short-Term Investments and Net Other Assets 13.0%
* Foreign investments	4.7%	** Foreign investments	4.3%

Annual Report

Investments October 31, 2004

Showing Percentage of Net Assets

Floating Rate Loans (f) - 73.5%
	Principal Amount (000s)	Value (Note 1) (000s)
Aerospace - 0.6%
DRS Technologies, Inc. term loan 3.7284% 11/4/10 (e)	$ 919	$ 927
Standard Aero Holdings, Inc. term loan 4.5074% 8/24/12 (e)	7,754	7,870
Titan Corp. Tranche B term loan 4.644% 6/30/09 (e)	6,922	7,017
Transdigm, Inc. term loan 4.09% 7/22/10 (e)	1,588	1,611
United Defense Industries, Inc. Tranche B term loan 3.9707% 8/13/09 (e)	4,866	4,927
		22,352
Automotive - 1.9%
Advance Auto Parts, Inc. Tranche B, term loan 3.8125% 9/30/10 (e)	3,000	3,026
AM General LLC Tranche B1, term loan 6.542% 11/1/11 (e)	3,000	2,996
CSK Automotive, Inc. Tranche B term loan 4.0598% 8/10/10 (e)	3,980	3,995
Enersys Capital, Inc. term loan 3.8455% 3/17/11 (e)	998	1,006
Exide Global Holding Netherlands CV term loan 5.25% 5/5/10 (e)	2,000	2,000
Exide Technologies Tranche B term loan 5.25% 5/5/10 (e)	2,000	2,000
Federal-Mogul Corp. Tranche C term loan 5.71% 1/1/49 (e)	2,000	2,010
Federal-Mogul Financing Trust Tranche B term loan 4.46% 2/24/05 (e)	2,000	1,870
Goodyear Dunlop Tire Europe BV term loan 5.7563% 4/30/05 (e)	7,776	7,815
Key Safety Systems, Inc. Tranche B term loan 4.8898% 6/24/10 (e)	2,902	2,931
Mark IV Industries, Inc. Tranche B term loan 4.9951% 6/23/11 (e)	2,993	3,045
Plastech Engineered Products, Inc. Tranche B1 term loan 4.73% 3/31/10 (e)	1,959	1,986
SPX Corp. Tranche B1 term loan 3.9375% 9/30/09 (e)	6,547	6,612
Tenneco Automotive, Inc.:
Tranche B term loan 4.88% 12/12/10 (e)	3,422	3,474
Tranche B1 Credit-Linked Deposit 4.84% 12/12/10 (e)	1,552	1,575
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - continued
Travelcenters of America, Inc. term loan 5.0532% 11/14/08 (e)	$ 873	$ 873
TRW Automotive Holdings Corp.:
Tranche D1 term loan 4.125% 2/28/11 (e)	2,845	2,888
Tranche E, term loan 3.88% 10/31/10 (e)	15,000	15,113
United Components, Inc. Tranche C term loan 4.42% 6/30/10 (e)	2,570	2,602
		67,817
Broadcasting - 2.8%
Cumulus Media, Inc.:
Tranche A1 term loan 3.625% 3/28/09 (e)	5,294	5,320
Tranche E term loan 3.625% 3/28/10 (e)	8,359	8,464
Emmis Operating Co. Tranche B term loan 3.59% 11/10/11 (e)	22,000	22,193
Gray Television, Inc. term loan 3.7187% 6/30/11 (e)	5,000	5,063
LIN Television Corp. Tranche B term loan 4.1744% 12/31/07 (e)	9,519	9,615
Nexstar Broadcasting, Inc. Tranche D, term loan 3.73% 12/31/10 (e)	15,960	15,980
Raycom TV Broadcasting, Inc.:
Tranche A, term loan 3.8125% 10/6/11 (e)	2,000	2,003
Tranche B, term loan 3.875% 4/6/12 (e)	10,000	10,063
Sinclair Television Group, Inc.:
Tranche A term loan 3.71% 6/30/09 (e)	8,000	8,020
Tranche C term loan 3.71% 12/31/09 (e)	9,000	9,101
Spanish Broadcasting System, Inc. term loan 5.23% 10/30/09 (e)	4,814	4,862
		100,684
Building Materials - 0.5%
Goodman Global Holdings, Inc. Tranche B term loan 4.0313% 11/21/09 (e)	1,660	1,677
National Waterworks, Inc. Tranche B1 term loan 4.73% 11/22/09 (e)	1,867	1,886
Nortek Holdings, Inc. term loan 4.7364% 8/27/11 (e)	12,000	12,195
Ply Gem Industries, Inc. term loan 4.37% 2/12/11 (e)	1,990	2,012
		17,770
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - 9.0%
Adelphia Communications Corp. Tranche B term loan 4.25% 3/31/05 (e)	$ 7,500	$ 7,538
Atlantic Broadband Finance LLC/Atlantic Broadband Finance, Inc. Tranche B term loan 5.05% 9/1/11 (e)	2,700	2,741
Cablecom Gmbh:
Tranche B term loan 5.13% 4/15/12 (e)	1,500	1,493
Tranche C term loan 5.48% 4/15/13 (e)	1,500	1,493
Cebridge Connections, Inc. Tranche 1 term loan 5.0461% 2/23/09 (e)	2,985	2,996
Century Cable Holdings LLC Tranche B term loan:
6.75% 6/30/09 (e)	2,203	2,170
6.75% 12/31/09 (e)	5,250	5,145
Century-TCI California LP:
revolver loan 4.75% 12/31/07 (e)	2,000	1,995
term loan 4.75% 12/31/07 (e)	8,016	7,996
Charter Communication Operating LLC:
Tranche A term loan 5.13% 4/27/10 (e)	2,000	1,968
Tranche B term loan 5.3796% 4/7/11 (e)	92,284	91,680
DIRECTV Holdings LLC Tranche B2 term loan 3.8843% 3/6/10 (e)	15,114	15,322
Hilton Head Communications LP Tranche B term loan 6% 3/31/08 (e)	7,150	6,998
Insight Midwest Holdings LLC:
Tranche A term loan 3.25% 6/30/09 (e)	19,048	19,000
Tranche B term loan:
4.5625% 12/31/09 (e)	993	1,007
4.75% 12/31/09 (e)	13,902	14,076
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche B term loan 4.2572% 9/30/10 (e)	3,990	4,030
Mediacom LLC Tranche B, term loan 4.2782% 3/31/13 (e)	14,000	14,088
NTL Investment Holdings Ltd. Tranche B term loan 5.2038% 6/13/12 (e)	33,647	33,983
Olympus Cable Holdings LLC:
Tranche A term loan 6% 6/30/10 (e)	11,200	10,976
Tranche B term loan 6.75% 9/30/10 (e)	8,500	8,373
PanAmSat Corp. Tranche B, term loan 4.66% 8/20/11 (e)	51,000	51,510
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Cable TV - continued
Persona Communications, Inc. Tranche B, term loan 4.975% 7/30/11 (e)	$ 1,000	$ 1,009
Rainbow Media Holdings, Inc. Tranche B, term loan 4.5% 3/31/12 (e)	6,000	6,120
United Pan-Europe Communications NV Tranche C2 term loan 7.381% 3/31/09 (e)	6,358	6,422
		320,129
Capital Goods - 2.4%
AGCO Corp. term loan 3.9565% 1/31/06 (e)	8,838	8,993
Amsted Industries, Inc. Tranche B, term loan 4.2691% 10/15/10 (e)	7,000	7,061
Bucyrus International, Inc. term loan 4.3128% 7/28/10 (e)	2,568	2,606
Douglas Dynamics Holdings, Inc. term loan 4.7115% 3/31/10 (e)	982	991
Dresser, Inc. Tranche C, term loan 4.46% 4/10/09 (e)	4,278	4,332
Dresser-Rand Group, Inc. Tranche B, term loan 3.8413% 10/29/11 (e)	10,770	10,932
Flowserve Corp. Tranche C term loan 4.6528% 6/30/09 (e)	1,749	1,767
Invensys International Holding Ltd.:
Trance A, term loan 4.8213% 3/5/09 (e)	2,000	2,018
Tranche B1 term loan 5.477% 9/4/09 (e)	12,852	12,980
Ionics, Inc. term loan 4.73% 2/13/11 (e)	4,582	4,639
Mueller Group, Inc. term loan 4.71% 4/23/11 (e)	1,890	1,904
Polypore, Inc. term loan 4.21% 11/12/11 (e)	5,985	6,045
Roper Industries, Inc. term loan 4.0419% 12/29/08 (e)	9,625	9,697
Sensus Metering Systems, Inc. Tranche B term loan 4.406% 12/17/10 (e)	2,546	2,556
Terex Corp.:
term loan 4.0365% 12/31/09 (e)	1,639	1,663
Tranche B term loan 3.2372% 7/3/09 (e)	5,046	5,097
TriMas Corp. Tranche B term loan 5.6247% 12/31/09 (e)	868	876
		84,157
Chemicals - 2.9%
Celanese AG:
Credit-Linked Deposit 4.34% 4/6/09 (e)	2,000	2,025
term loan 4.4955% 4/6/11 (e)	11,000	11,192
Tranche C term loan 5.48% 12/8/11 (e)	4,000	4,050
Cognis Deutschland Gmbh & Co. Kg term loan 6.3111% 11/15/13 (e)	1,000	1,028
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Chemicals - continued
Geo Specialty Chemicals, Inc. Tranche B term loan 10% 12/31/07 (e)	$ 1,149	$ 1,120
Georgia Gulf Corp. Tranche D term loan 4.8822% 12/2/10 (e)	1,279	1,295
Hercules, Inc. Tranche B term loan 3.9523% 10/8/10 (e)	5,480	5,514
Huntsman International LLC term loan 5.1875% 12/31/10 (e)	16,300	16,585
Huntsman LLC Tranche B, term loan 5.44% 3/31/10 (e)	18,800	19,129
Innophos, Inc. Tranche B, term loan 4.16% 8/13/10 (e)	4,400	4,466
Kraton Polymers LLC term loan 4.3981% 12/23/10 (e)	2,131	2,147
Nalco Co. Tranche B term loan 4.4259% 11/4/10 (e)	18,536	18,884
Rockwood Specialties Group, Inc. Tranche B, term loan 4.63% 7/30/12 (e)	13,000	13,081
SGL Carbon LLC term loan 4.9488% 12/31/09 (e)	2,922	2,937
		103,453
Consumer Products - 2.7%
American Achievement Corp. Tranche B term loan 4.4516% 3/25/11 (e)	3,485	3,515
American Safety Razor Co. Tranche B term loan 4.9199% 4/29/11 (e)	2,985	3,030
Amscan Holdings, Inc. term loan 4.7273% 4/30/12 (e)	3,990	4,050
Bombardier Recreational Products, Inc. term loan 4.71% 12/18/10 (e)	995	1,010
Central Garden & Pet Co. Tranche B term loan 4.21% 5/14/09 (e)	988	997
Church & Dwight Co., Inc. Tranche B term loan 3.71% 5/28/11 (e)	11,970	12,090
Jarden Corp. Tranche B term loan 4.1907% 4/24/08 (e)	3,990	3,995
Jostens IH Corp. Tranche B, term loan 6.25% 10/4/11 (e)	14,750	14,934
Nice Pak Products, Inc. term loan 5.5841% 6/22/10 (e)	2,000	2,020
Prestige Brands, Inc. Tranche B term loan 4.8641% 4/6/11 (e)	1,975	1,997
Revlon Consumer Products Corp. term loan 7.9975% 7/9/10 (e)	10,000	10,188
Riddell Bell Holdings, Inc. Tranche B, term loan 4.75% 9/30/11 (e)	2,000	2,030
Sealy Mattress Co. term loan:
4.3196% 4/6/12 (e)	8,663	8,760
6.29% 4/2/13 (e)	2,000	2,050
Simmons Bedding Co. Tranche C, term loan 3.9896% 12/19/11 (e)	5,876	5,920
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Consumer Products - continued
Simmons Co. term loan 5.125% 6/19/12 (e)	$ 2,000	$ 2,015
Sola International, Inc. term loan 4.48% 12/11/09 (e)	3,900	3,959
The Scotts Co. term loan 3.4375% 9/30/10 (e)	2,494	2,519
United Industries Corp. term loan 4.6293% 4/30/11 (e)	6,175	6,267
Weight Watchers International, Inc.:
Tranche B term loan 3.48% 3/31/10 (e)	1,224	1,231
Tranche C, term loan 3.39% 3/31/10 (e)	2,000	2,010
		94,587
Containers - 2.9%
Ball Corp. Tranche B1 term loan 3.725% 12/19/09 (e)	3,410	3,452
Berry Plastics Corp. term loan 3.71% 7/22/10 (e)	1,717	1,739
BWAY Corp. Tranche B term loan 4.1875% 6/30/11 (e)	6,020	6,088
Graham Packaging Holdings Co. Tranche B1, term loan 4.375% 10/4/11 (e)	37,200	37,665
Intertape Polymer, Inc. Tranche B term loan 4.1381% 7/28/11 (e)	8,000	8,130
Owens Illinois Group, Inc.:
Tranche A1 term loan 4.73% 4/1/07 (e)	9,813	9,985
Tranche B1 term loan 4.64% 4/1/08 (e)	3,631	3,694
Owens-Illinois, Inc. Tranche C1 term loan 4.74% 4/1/08 (e)	5,504	5,573
Printpack Holdings, Inc. Tranche C term loan 4.25% 3/31/09 (e)	869	875
Silgan Holdings, Inc. Tranche B term loan 5.5% 11/30/08 (e)	14,325	14,504
Solo Cup Co. term loan 4.3217% 2/27/11 (e)	11,791	11,923
		103,628
Diversified Financial Services - 0.4%
Global Cash Access LLC/Global Cash Access Finance Corp. Tranche B term loan 4.71% 3/10/10 (e)	6,728	6,845
Newkirk Master LP term loan 6.4117% 11/24/06 (e)	1,815	1,837
Refco Finance Holdings LLC term loan 4.66% 8/5/11 (e)	4,000	4,005
		12,687
Diversified Media - 1.3%
Adams Outdoor Advertising Ltd. term loan 4.3298% 10/15/11 (e)	2,643	2,683
CanWest Media, Inc. Tranche E term loan 4.065% 8/15/09 (e)	3,874	3,912
Cinram International, Inc. Tranche D, term loan 4.8% 9/30/09 (e)	4,000	4,055
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Diversified Media - continued
Entravision Communications Corp. Tranche B, term loan 3.65% 2/24/12 (e)	$ 6,000	$ 6,060
Lamar Media Corp.:
Tranche A term loan 3.3438% 6/30/09 (e)	2,000	2,005
Tranche C term loan 3.5313% 6/30/10 (e)	13,944	14,084
Warner Music Group term loan 4.5345% 2/28/11 (e)	12,234	12,402
		45,201
Electric Utilities - 5.3%
AES Corp. term loan 5.875% 8/10/11 (e)	5,429	5,517
Allegheny Energy Supply Co. LLC:
term loan 4.7157% 3/8/11 (e)	7,768	7,768
Tranche B, term loan 4.9984% 3/8/11 (e)	28,633	29,134
Tranche C term loan 5.7201% 6/8/11 (e)	11,925	11,925
Astoria Energy LLC term loan 6.9906% 4/15/12 (e)	18,000	18,360
Calpine Generating Co. LLC term loan 5.59% 4/1/09 (e)	6,000	6,060
Centerpoint Energy House Electric LLC term loan 12.75% 11/11/05 (e)	31,950	34,826
CenterPoint Energy, Inc. term loan 5.34% 10/7/06 (e)	2,968	2,975
Cogentrix Delaware Holdings, Inc. term loan 4.21% 2/25/09 (e)	5,522	5,605
Coleto Creek WLE LP Tranche B term loan 4.225% 6/30/11 (e)	6,983	7,105
Dynegy Holdings, Inc. term loan 5.84% 5/28/10 (e)	8,279	8,445
Midwest Generation LLC term loan 5.3217% 4/27/11 (e)	1,990	2,025
Mirant Americas Generation, Inc. term loan 1.94% 10/20/49 (c)(e)	4,000	3,700
Mission Energy Holding Co. term loan 7% 12/11/06 (e)	750	751
Northwestern Corp. term loan:
5.5% 11/1/11 (e)	5,000	5,050
7.34% 12/1/06 (e)	978	985
NRG Energy, Inc.:
Credit-Linked Deposit 5.87% 6/23/10 (e)	3,801	3,896
term loan 5.93% 6/23/10 (e)	6,709	6,877
Riverside Energy Center LLC:
term loan 6.38% 6/24/11 (e)	13,405	13,472
Credit-Linked Deposit 6.38% 6/24/11 (e)	595	598
Teton Power Funding LLC term loan 5.16% 3/12/11 (e)	5,517	5,586
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Electric Utilities - continued
Tucson Electric Power Co.:
term loan 3/25/11 (e)	$ 2,000	$ 1,970
Tranche B Credit-Linked Deposit 4.225% 6/30/09 (e)	7,000	7,088
		189,718
Energy - 1.7%
Belden & Blake Corp. term loan 4.5936% 7/7/11 (e)	5,486	5,569
Buckeye Pipe Line Co. term loan 3.857% 5/4/10 (e)	1,995	2,025
La Grange Acquisition L P term loan 4.96% 1/18/08 (e)	3,000	3,049
Lyondell-Citgo Refining LP term loan 3.5907% 5/21/07 (e)	7,980	8,020
Magellan Midstream Holdings LP Tranche A term loan 4.65% 6/17/08 (e)	1,828	1,851
Premcor Refining Group, Inc. Credit-Linked Deposit 3.835% 4/13/09 (e)	9,000	9,113
Pride Offshore, Inc. term loan 3.61% 7/7/11 (e)	8,728	8,826
Quest Cherokee LLC:
Credit-Linked Deposit 5.835% 7/22/10 (e)	278	280
Tranche B, term loan 5.76% 7/22/10 (e)	2,222	2,239
Tesoro Petroleum Corp. term loan 7.37% 4/15/08 (e)	970	999
Transwestern Pipeline Co. term loan 4.09% 4/30/09 (e)	6,135	6,135
Williams Production RMT Co. Tranche C term loan 4.37% 5/30/08 (e)	13,950	14,160
		62,266
Entertainment/Film - 2.5%
Carmike Cinemas, Inc. term loan 5.225% 2/4/09 (e)	3,379	3,489
Cinemark USA, Inc. term loan 3.63% 3/31/11 (e)	10,895	11,045
Kerasotes Showplace Theatre LLC Tranche B, term loan 4.78% 10/28/11 (e)	3,000	3,030
Lions Gate Entertainment Corp. term loan 5.23% 12/31/08 (e)	2,222	2,244
Loews Cineplex Entertainment Corp. term loan 4.0186% 6/30/11 (e)	23,400	23,722
Metro-Goldwyn-Mayer Studios, Inc. Tranche B term loan 4.48% 4/30/11 (e)	21,000	21,053
Regal Cinemas Corp. term loan 4.225% 11/10/10 (e)	23,882	24,180
Wallace Theatre Corp. Tranche 1, term loan 5.23% 7/31/09 (e)	1,995	2,022
		90,785
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Environmental - 0.8%
Allied Waste Industries, Inc.:
Tranche A Credit-Linked Deposit 4.1188% 1/15/10 (e)	$ 1,131	$ 1,141
Tranche B term loan 4.554% 1/15/10 (e)	14,507	14,671
Tranche C term loan 4.6619% 1/15/10 (e)	4,920	4,969
Tranche D term loan 4.54% 1/15/10 (e)	2,952	2,978
Casella Waste Systems, Inc. Tranche B term loan 4.7096% 1/24/10 (e)	2,970	3,000
Waste Connections, Inc. term loan 3.6575% 10/22/10 (e)	1,980	1,997
		28,756
Food and Drug Retail - 1.7%
Duane Reade, Inc. term loan 5.21% 7/30/10 (e)	4,400	4,455
Jean Coutu Group (PJC) USA, Inc. Tranche B term loan 4.437% 7/30/11 (e)	30,500	31,034
Rite Aid Corp. term loan 3.635% 9/21/09 (e)	25,000	25,250
		60,739
Food/Beverage/Tobacco - 1.0%
Commonwealth Brands, Inc. term loan 6% 8/28/07 (e)	538	546
Constellation Brands, Inc. Tranche B term loan 3.5% 11/30/08 (e)	3,125	3,145
Dean Foods Co. Tranche A, term loan 3.23% 8/13/09 (e)	2,000	2,008
Del Monte Corp. Tranche B term loan 4.38% 12/20/10 (e)	6,175	6,275
Dr Pepper/Seven Up Bottling Group, Inc. Tranche B term loan 4.4634% 12/19/10 (e)	9,615	9,723
Michael Foods, Inc. Tranche B term loan 3.9937% 11/21/10 (e)	8,436	8,542
NBTY, Inc. Tranche C term loan 3.75% 7/25/09 (e)	1,382	1,391
OSI Group LLC term loan 4.27% 9/2/11 (e)	2,000	2,028
Reddy Ice Group, Inc. term loan:
4.46% 8/15/09 (e)	792	797
4.46% 8/15/09 (e)	297	301
		34,756
Gaming - 1.4%
Alliance Gaming Corp. term loan 3.5375% 9/5/09 (e)	5,760	5,804
Ameristar Casinos, Inc. Tranche B term loan 4% 12/20/06 (e)	2,274	2,280
Argosy Gaming Co. term loan 3.82% 6/30/11 (e)	2,400	2,433
Boyd Gaming Corp. term loan 3.8047% 6/30/11 (e)	11,471	11,586
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Gaming - continued
Green Valley Ranch Gaming LLC term loan 4.725% 12/24/10 (e)	$ 1,985	$ 2,010
Marina District Finance Co., Inc. term loan 3.93% 10/14/11 (e)	3,680	3,703
Penn National Gaming, Inc. Tranche D term loan 4.4778% 9/1/07 (e)	1,603	1,627
Pinnacle Entertainment, Inc. term loan:
LIBOR + 3% 8/27/10 (e)	875	875
4.98% 8/27/10 (e)	875	888
Scientific Games Corp. Tranche C term loan 4.5% 12/31/09 (e)	1,985	2,007
Venetian Casino Resort LLC Tranche B, term loan 4.29% 6/15/11 (e)	15,900	16,139
		49,352
Healthcare - 5.8%
Accredo Health, Inc. Tranche B term loan 3.71% 6/30/11 (e)	5,985	6,015
Advanced Medical Optics, Inc. term loan 4.1835% 6/25/09 (e)	4,090	4,146
Alliance Imaging, Inc. Tranche C term loan 4.4059% 6/10/08 (e)	838	838
Alpharma, Inc. Tranche B term loan 5.1427% 10/5/08 (e)	1,315	1,323
Apria Healthcare Group, Inc. Tranche B term loan 3.8883% 7/20/08 (e)	2,930	2,937
Beverly Enterprises, Inc. term loan 4.5103% 10/22/08 (e)	1,980	2,010
Community Health Systems, Inc. term loan 3.54% 8/19/11 (e)	29,700	29,849
Concentra Operating Corp. term loan 4.26% 6/30/10 (e)	4,960	5,010
CONMED Corp. Tranche C term loan 4.1555% 12/15/09 (e)	857	866
Connecticare Capital LLC term loan 5.7503% 10/30/09 (e)	2,773	2,780
DaVita, Inc.:
Tranche B term loan 3.9763% 6/30/10 (e)	20,750	20,906
Tranche C term loan 3.647% 6/30/10 (e)	14,500	14,536
Express Scripts, Inc. Tranche B term loan 3.221% 2/13/10 (e)	4,975	5,000
Fisher Scientific International, Inc. term loan 3.46% 8/2/11 (e)	7,980	8,040
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Healthcare - continued
Fresenius Medical Care Holdings, Inc. Tranche D term loan 3.2152% 2/21/10 (e)	$ 11,967	$ 12,012
Genesis HealthCare Corp. Tranche B term loan 4.2039% 12/1/10 (e)	652	660
HCA, Inc. term loan 3.21% 4/30/06 (e)	12,564	12,564
HealthSouth Corp. revolver loan 5.5% 6/14/07 (e)	7,593	7,593
Iasis Healthcare LLC Tranche B term loan 4.2498% 6/22/11 (e)	11,761	11,923
Kinetic Concepts, Inc. Tranche B1 term loan 3.98% 8/11/10 (e)	6,085	6,172
Mariner Health Care, Inc. Tranche B term loan 4.71% 1/2/10 (e)	676	678
Medcath Holdings Corp. term loan 5.06% 6/30/11 (e)	1,995	2,025
Multiplan, Inc. term loan 4.73% 3/4/09 (e)	2,985	3,022
PacifiCare Health Systems, Inc. term loan 4.2121% 6/3/08 (e)	3,950	3,990
Renal Care Group, Inc. term loan 3.4671% 2/10/09 (e)	2,925	2,940
Skilled Healthcare Group, Inc. term loan 4.49% 7/31/10 (e)	8,279	8,321
Sybron Dental Management, Inc. term loan 3.6825% 6/6/09 (e)	625	625
Triad Hospitals, Inc.:
Tranche A term loan 4.21% 3/31/07 (e)	307	309
Tranche B term loan 4.21% 9/30/08 (e)	7,403	7,477
U.S. Oncology, Inc. Tranche B, term loan 4.8437% 8/20/11 (e)	8,978	9,112
Vanguard Health Holding Co. I term loan 5.3098% 9/23/11 (e)	5,850	5,938
Vicar Oper, Inc. Tranche E term loan 4.25% 9/30/08 (e)	1,142	1,159
VWR Corp. Tranche B term loan 4.58% 4/7/11 (e)	4,943	5,017
		205,793
Homebuilding/Real Estate - 1.2%
Apartment Investment & Management Co. term loan:
4.18% 11/3/09 (e)	2,100	2,100
4.94% 5/30/08 (e)	3,000	3,000
Blount, Inc. Tranche B, term loan 4.88% 8/9/10 (e)	3,551	3,600
CB Richard Ellis Services, Inc. term loan 4.4616% 3/31/10 (e)	5,063	5,100
Corrections Corp. of America Tranche C term loan 4.268% 3/31/08 (e)	1,340	1,357
Crescent Real Estate Funding XII LP term loan 4.1139% 1/12/06 (e)	3,636	3,650
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Homebuilding/Real Estate - continued
Lake Las Vegas LLC:
Tranche 1, term loan 4.5163% 11/1/09 (e)	$ 14,730	$ 14,933
Tranche 2, term loan 7.5163% 11/1/10 (e)	3,000	3,053
Landsource Communication Development LLC Tranche B term loan 4.5% 3/31/10 (e)	5,800	5,873
		42,666
Hotels - 1.1%
Boca Resorts Hotel Facility term loan 4.25% 6/30/09 (e)	9,000	9,000
Starwood Hotels & Resorts Worldwide, Inc. term loan 3.21% 10/9/06 (e)	9,708	9,708
Wyndham International, Inc. term loan:
6.625% 6/30/06 (e)	14,660	14,678
7.625% 4/1/06 (e)	5,026	5,032
		38,418
Insurance - 0.3%
Conseco, Inc. term loan 5.41% 6/22/10 (e)	9,975	10,150
USI Holdings Corp. term loan 4.63% 8/11/09 (e)	1,975	1,977
		12,127
Leisure - 0.7%
24 Hour Fitness Worldwide, Inc. term loan 5.375% 7/1/09 (e)	2,978	3,007
Six Flags Theme Park, Inc. Tranche B term loan 4.34% 6/30/09 (e)	17,543	17,674
Vail Corp. term loan 4.38% 12/10/10 (e)	985	990
Yankees Holdings LP term loan 4.432% 6/25/07 (e)	3,000	3,041
		24,712
Metals/Mining - 1.3%
Compass Minerals Group, Inc. Tranche B term loan 4.2962% 11/28/09 (e)	239	242
CONSOL Energy, Inc. Credit-Linked Deposit 4.34% 6/30/10 (e)	7,000	7,123
Foundation Pennsylvania Coal Co. Tranche B, term loan 4.04% 7/30/11 (e)	22,700	22,955
Peabody Energy Corp. term loan 3.5178% 3/21/10 (e)	14,000	14,070
Stillwater Mining Co. term loan 5.25% 7/30/10 (e)	2,993	3,037
		47,427
Paper - 4.5%
Appleton Papers, Inc. term loan 4.1546% 6/11/10 (e)	5,985	6,060
Boise Cascade Holdings LLC:
Tranche B, term loan 4.25% 10/26/11 (e)	36,920	37,566
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Paper - continued
Boise Cascade Holdings LLC: - continued
Tranche C, term loan 4.25% 10/26/10 (e)	$ 34,080	$ 34,336
Buckeye Technologies, Inc. term loan 4.4083% 3/15/08 (e)	4,059	4,104
Georgia-Pacific Corp. term loan 3.3425% 7/2/09 (e)	21,000	20,974
Graphic Packaging International, Inc. Tranche B term loan 4.474% 8/8/10 (e)	15,321	15,589
Jefferson Smurfit Corp. Tranche B term loan 7% 3/31/07 (e)	2,387	2,402
Jefferson Smurfit Corp. U.S.:
Tranche B term loan 4.795% 9/16/10 (e)	362	362
Tranche C term loan 5.295% 9/16/11 (e)	397	397
Koch Cellulose LLC:
term loan 4.22% 5/7/11 (e)	9,464	9,606
Credit-Linked Deposit 3.84% 5/7/11 (e)	2,375	2,410
Roseburg Forest Products Co. Tranche B term loan 3.84% 2/24/10 (e)	1,686	1,693
SP Newsprint Co. Tranche B:
Credit-Linked Deposit 4.8625% 1/8/10 (e)	1,289	1,307
term loan 4.93% 1/8/10 (e)	696	707
Stone Container Corp.:
Tranche B term loan 6.25% 6/30/09 (e)	17,069	17,090
Tranche C term loan 6.25% 6/30/09 (e)	2,460	2,463
White Birch Paper Ltd. Tranche B1 term loan 7.5% 2/26/10 (e)	2,654	2,707
		159,773
Publishing/Printing - 3.3%
Advanstar Communications, Inc. Tranche B term loan 6.44% 10/11/07 (e)	188	188
American Media Operations, Inc. Tranche C1 term loan 4.8125% 4/1/07 (e)	2,524	2,559
CBD Media, Inc. Tranche D, term loan 4.29% 12/31/09 (e)	6,603	6,669
Dex Media East LLC/Dex Media East Finance Co.:
Tranche A term loan 3.8233% 11/8/08 (e)	3,959	4,009
Tranche B term loan 3.7752% 5/8/09 (e)	5,818	5,898
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A term loan 3.6853% 9/9/09 (e)	5,165	5,230
Tranche B term loan 3.8807% 9/9/10 (e)	14,568	14,804
Freedom Communication Holding, Inc. Tranche A term loan 3.8068% 5/18/10 (e)	960	969
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Publishing/Printing - continued
Freedom Communications, Inc. Tranche B term loan 3.7771% 5/18/12 (e)	$ 11,000	$ 11,193
Herald Media, Inc. term loan 4.45% 7/22/11 (e)	2,494	2,528
Journal Register Co. Tranche B, term loan 3.604% 8/12/12 (e)	3,000	3,015
MediaNews Group, Inc. Tranche C, term loan 3.37% 12/30/10 (e)	9,975	10,025
Merrill Communications LLC term loan 4.4803% 7/30/09 (e)	2,000	2,010
Morris Communications Co. LLC:
Tranche A term loan 3.375% 9/30/10 (e)	1,000	1,006
Tranche C term loan 3.625% 3/31/11 (e)	2,000	2,023
R.H. Donnelley Corp. Tranche B2, term loan 4.1605% 6/30/11 (e)	29,965	30,452
Sun Media Corp. Canada Tranche B term loan 4.1255% 2/7/09 (e)	1,748	1,763
The Reader's Digest Association, Inc.:
Tranche A term loan 3.57% 11/20/07 (e)	2,775	2,796
Tranche B term loan 3.57% 5/20/08 (e)	3,980	4,030
Transwestern Publishing Co. LP/Township Capital Corp. II Tranche B1 term loan 4.1462% 2/25/11 (e)	5,565	5,648
		116,815
Railroad - 0.3%
Helm Holding Corp. Tranche B term loan 5.0613% 7/2/10 (e)	2,300	2,323
Kansas City Southern Railway Co. Tranche B term loan 4.0545% 3/30/08 (e)	5,970	6,067
RailAmerica, Inc. term loan 3.9375% 9/29/11 (e)	3,600	3,659
		12,049
Restaurants - 0.4%
AFC Enterprises, Inc. Tranche B term loan 4.9545% 5/23/09 (e)	942	947
CKE Restaurants, Inc. term loan 4.875% 5/1/10 (e)	2,017	2,057
Denny's, Inc. term loan 5.16% 8/31/09 (e)	3,000	3,060
Domino's, Inc. term loan 4.75% 6/25/10 (e)	4,205	4,289
Jack in the Box, Inc. term loan 4.2962% 1/8/11 (e)	3,570	3,619
		13,972
Services - 1.4%
Acosta, Inc. term loan 4.7299% 8/6/10 (e)	4,000	4,040
Allied Security Holdings LLC term loan 6.23% 6/30/10 (e)	5,000	5,050
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Services - continued
CACI International, Inc. term loan 3.9579% 4/30/11 (e)	$ 4,980	$ 5,024
Coinmach Corp. Tranche B term loan 4.6422% 7/25/09 (e)	2,243	2,265
Coinstar, Inc. term loan 4.29% 7/1/11 (e)	7,382	7,492
Hillman Companies, Inc. Tranche B term loan 5.4991% 3/31/11 (e)	2,985	3,015
Iron Mountain, Inc. term loan 3.5625% 4/2/11 (e)	11,367	11,423
JohnsonDiversey, Inc. Tranche B term loan 3.9586% 11/3/09 (e)	2,569	2,614
United Rentals, Inc.:
term loan 4.1743% 2/14/11 (e)	2,484	2,509
Tranche B Credit-Linked Deposit 3.6113% 2/14/11 (e)	499	502
US Investigations Services, Inc. Tranche C term loan 5.41% 1/9/09 (e)	2,876	2,901
Wackenhut Corrections Corp. term loan 4.5361% 7/9/09 (e)	1,030	1,041
Worldspan LP Tranche B term loan 6.0652% 6/30/07 (e)	886	892
		48,768
Shipping - 0.2%
Baker Tanks, Inc. term loan 4.4618% 1/30/11 (e)	3,301	3,347
Horizon Lines LLC Tranche B term loan 4.73% 7/7/11 (e)	3,840	3,912
		7,259
Super Retail - 1.2%
Advance Stores Co., Inc.:
Tranche D term loan 4.2425% 11/30/06 (e)	381	381
Tranche E term loan 5.5705% 11/30/07 (e)	1,530	1,530
Alimentation Couche-Tard, Inc. term loan 3.7017% 12/17/10 (e)	1,580	1,600
Blockbuster, Inc.:
Tranche A, term loan 3.73% 8/20/09 (e)	2,000	1,983
Tranche B, term loan 4.23% 8/20/11 (e)	12,000	11,985
Buhrmann US, Inc. Tranche B1 term loan 4.32% 12/31/10 (e)	5,676	5,740
General Nutrition Centers, Inc. Tranche B term loan 4.9318% 12/5/09 (e)	4,967	5,017
Harbor Freight Tools USA, Inc. term loan 4.4653% 7/15/10 (e)	2,000	2,030
Hollywood Entertainment Corp. Tranche B term loan 5.447% 3/31/08 (e)	2,382	2,382
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Super Retail - continued
Nebraska Book Co., Inc. term loan 4.6695% 3/4/11 (e)	$ 2,090	$ 2,108
Oriental Trading Co., Inc.:
term loan 8% 1/8/11 (e)	1,300	1,315
Tranche B term loan 4.75% 8/4/10 (e)	3,941	3,986
PETCO Animal Supplies, Inc. Tranche D term loan 4.46% 10/2/08 (e)	1,444	1,462
		41,519
Technology - 1.7%
Alliant Techsystems, Inc. Tranche B term loan 3.8599% 3/31/11 (e)	4,462	4,512
AMI Semiconductor, Inc. term loan 4.46% 9/26/08 (e)	2,376	2,400
Amphenol Corp. Tranche B1 term loan 3.757% 5/6/10 (e)	8,000	8,020
Anteon International Corp. term loan 3.725% 12/31/10 (e)	6,963	7,032
Fairchild Semiconductor Corp. Tranche B1 term loan 4.1875% 6/19/08 (e)	4,938	4,993
Global Imaging Systems, Inc. term loan 3.7392% 5/10/10 (e)	2,743	2,777
Itron, Inc. Tranche B term loan 4.25% 7/1/11 (e)	1,690	1,709
Seagate Technology Holdings, Inc. term loan 3.9375% 5/13/07 (e)	1,960	1,992
The Relizon Co. Tranche B term loan 4.73% 2/20/11 (e)	1,752	1,765
UGS Holdings, Inc. term loan 4.21% 5/27/11 (e)	1,995	2,025
Verifone, Inc. Tranche B, term loan 4.63% 6/30/11 (e)	6,983	7,079
Xerox Corp. term loan 3.73% 9/30/08 (e)	17,000	17,128
		61,432
Telecommunications - 8.1%
AAT Communications Corp. Tranche B term loan 4.568% 1/16/12 (e)	15,000	15,206
American Tower LP Tranche B term loan 4.4794% 8/31/11 (e)	27,431	27,843
Centennial Cellular Operating Co. LLC term loan 4.8813% 2/9/11 (e)	12,935	13,032
Cincinnati Bell, Inc. Tranche D term loan 4.5396% 6/30/08 (e)	6,484	6,516
Inmarsat Ventures PLC:
Tranche B term loan 4.8841% 12/17/10 (e)	1,325	1,338
Tranche C term loan 5.3841% 12/17/11 (e)	1,325	1,338
Microcell Solutions, Inc. Tranche A term loan 5.975% 3/17/11 (e)	8,775	8,797
Floating Rate Loans (f) - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Telecommunications - continued
Nextel Communications, Inc. Tranche E term loan 4.1875% 12/15/10 (e)	$ 63,342	$ 63,500
Nextel Partners Operating Corp. Tranche C term loan 4.3125% 5/31/11 (e)	16,000	16,240
Qwest Corp.:
Tranche A term loan 6.5% 6/30/07 (e)	71,000	73,751
Tranche B term loan 6.95% 6/30/10 (e)	2,000	2,000
SBA Senior Finance, Inc. term loan 5.5631% 10/31/08 (e)	10,857	10,885
SpectraSite Communications, Inc.:
term loan 3.87% 12/31/07 (e)	7,213	7,231
Tranche A term loan 4.1096% 6/30/07 (e)	9,710	9,710
Telepak, Inc. term loan 4.4781% 5/4/11 (e)	2,893	2,929
Western Wireless Corp.:
Tranche A term loan 4.0892% 5/28/10 (e)	10,725	10,899
Tranche B term loan 4.9415% 5/26/11 (e)	15,262	15,529
		286,744
Textiles & Apparel - 0.2%
Kosa Lux Finance BV/Kosa UK Finance BV/Arteva Global Holdings BV/Kosa Canada Co. Tranche B term loan 4.75% 4/29/11 (e)	5,000	5,088
Polymer Group, Inc. term loan 5.21% 4/27/10 (e)	981	991
William Carter Co. Tranche C term loan 4.23% 9/30/08 (e)	732	740
		6,819
TOTAL FLOATING RATE LOANS (Cost $2,589,813)		2,615,130
Nonconvertible Bonds - 13.6%
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - 0.1%
Delco Remy International, Inc. 6.07% 4/15/09 (e)	$ 2,000	$ 2,000
Broadcasting - 1.2%
Granite Broadcasting Corp. 9.75% 12/1/10	4,545	4,193
Gray Television, Inc. 9.25% 12/15/11	1,000	1,128
Nexstar Broadcasting, Inc. 7% 1/15/14	4,760	4,665
Paxson Communications Corp.:
4.82% 1/15/10 (d)(e)	7,000	7,044
10.75% 7/15/08	2,000	2,013
Radio One, Inc. 8.875% 7/1/11	7,000	7,735
Spanish Broadcasting System, Inc. 9.625% 11/1/09	3,000	3,158
XM Satellite Radio, Inc. 7.1938% 5/1/09 (e)	11,700	11,934
		41,870
Cable TV - 2.5%
Cablevision Systems Corp. 6.6688% 4/1/09 (d)(e)	7,000	7,350
CSC Holdings, Inc.:
7.875% 12/15/07	2,000	2,150
10.5% 5/15/16	2,000	2,280
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	3,000	3,416
EchoStar DBS Corp. 5.2556% 10/1/08 (e)	69,625	72,326
		87,522
Capital Goods - 0.1%
Tyco International Group SA yankee 6.375% 2/15/06	3,000	3,132
Chemicals - 0.7%
Borden US Finance Corp./Nova Scotia Finance ULC 6.82% 7/15/10 (d)(e)	3,000	3,045
Georgia Gulf Corp. 7.625% 11/15/05	2,000	2,080
Huntsman Advanced Materials LLC 11.86% 7/15/08 (d)(e)	4,310	4,515
Huntsman ICI Chemicals LLC 10.125% 7/1/09	2,000	2,100
Huntsman LLC 9.32% 7/15/11 (d)(e)	2,000	2,145
Methanex Corp. yankee 7.75% 8/15/05	10,125	10,429
Millennium America, Inc. 7% 11/15/06	2,000	2,090
		26,404
Consumer Products - 0.1%
Armkel Finance, Inc. 9.5% 8/15/09	2,555	2,750
Chattem, Inc. 4.79% 3/1/10 (e)	1,000	1,025
		3,775
Containers - 0.2%
Ball Corp. 7.75% 8/1/06	5,000	5,363
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Diversified Media - 0.6%
Liberty Media Corp. 3.38% 9/17/06 (e)	$ 21,000	$ 21,239
Electric Utilities - 1.0%
AES Corp.:
8.375% 8/15/07	3,000	3,015
8.5% 11/1/07	4,000	4,090
8.75% 6/15/08	4,000	4,405
Allegheny Energy Supply Co. LLC 10.25% 11/15/07 (d)	3,422	3,909
Allegheny Energy, Inc. 7.75% 8/1/05	3,000	3,090
CMS Energy Corp. 9.875% 10/15/07	10,000	11,225
Power Contract Financing LLC 5.2% 2/1/06 (d)	731	742
Southern California Edison Co. 8% 2/15/07	2,000	2,215
TECO Energy, Inc. 6.125% 5/1/07	4,000	4,160
		36,851
Energy - 2.0%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	2,000	2,123
Chesapeake Energy Corp. 8.375% 11/1/08	6,000	6,540
El Paso Corp. 7.875% 6/15/12	3,000	3,116
El Paso Energy Corp. 6.95% 12/15/07	4,350	4,481
Parker Drilling Co. 6.54% 9/1/10 (d)(e)	2,000	2,025
Pemex Project Funding Master Trust:
3.18% 6/15/10 (d)(e)	25,000	25,400
3.54% 1/7/05 (d)(e)	2,000	2,016
3.87% 10/15/09 (d)(e)	1,500	1,566
Sonat, Inc. 7.625% 7/15/11	5,000	5,100
Southern Natural Gas Co. 8.875% 3/15/10	840	946
Tesoro Petroleum Corp. 8% 4/15/08	1,000	1,088
The Coastal Corp. 6.5% 5/15/06	7,000	7,166
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	2,000	2,473
Williams Cos., Inc. Credit Linked Certificate Trust 4.9438% 5/1/09 (d)(e)	7,000	7,499
		71,539
Entertainment/Film - 0.6%
AMC Entertainment, Inc. 5.97% 8/15/10 (d)(e)	21,000	21,683
Food and Drug Retail - 0.8%
Rite Aid Corp.:
6% 12/15/05 (d)	7,000	7,053
8.125% 5/1/10	1,000	1,063
12.5% 9/15/06	15,000	17,100
Stater Brothers Holdings, Inc. 5.38% 6/15/10 (e)	4,950	5,037
		30,253
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Food/Beverage/Tobacco - 0.1%
Canandaigua Brands, Inc. 8.625% 8/1/06	$ 3,000	$ 3,255
Gaming - 0.2%
Mandalay Resort Group:
9.5% 8/1/08	2,000	2,300
10.25% 8/1/07	2,000	2,270
Penn National Gaming, Inc. 6.875% 12/1/11	1,000	1,035
		5,605
Healthcare - 0.1%
HealthSouth Corp.:
6.875% 6/15/05	2,000	2,005
7.375% 10/1/06	2,000	2,025
Tenet Healthcare Corp. 5.375% 11/15/06	1,000	1,005
		5,035
Metals/Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 6.875% 2/1/14	8,000	7,760
Paper - 0.4%
Abitibi-Consolidated, Inc. 5.38% 6/15/11 (e)	4,000	4,085
Ainsworth Lumber Co. Ltd. 5.6688% 10/1/10 (d)(e)	3,000	3,030
Boise Cascade LLC/Boise Cascade Finance Corp. 5.005% 10/15/12 (d)(e)	2,190	2,239
Bowater, Inc. 4.88% 3/15/10 (e)	5,000	5,025
		14,379
Publishing/Printing - 0.3%
CBD Media LLC/ CBD Finance, Inc. 8.625% 6/1/11	430	449
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09	5,000	5,750
Dex Media, Inc. 8% 11/15/13	5,000	5,350
		11,549
Shipping - 0.4%
General Maritime Corp. 10% 3/15/13	5,000	5,750
OMI Corp. 7.625% 12/1/13	2,000	2,110
Ship Finance International Ltd. 8.5% 12/15/13	3,620	3,674
Teekay Shipping Corp. yankee 8.32% 2/1/08	1,225	1,253
		12,787
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Steels - 0.4%
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	$ 1,000	$ 1,155
Ispat Inland ULC 8.7556% 4/1/10 (e)	13,000	14,268
		15,423
Technology - 0.3%
Freescale Semiconductor, Inc. 4.82% 7/15/09 (d)(e)	10,000	10,350
IOS Capital LLC 7.25% 6/30/08	85	89
		10,439
Telecommunications - 1.3%
AirGate PCS, Inc. 5.85% 10/15/11 (d)(e)	4,000	4,050
America Movil SA de CV 2.73% 4/27/07 (e)	1,000	990
American Tower Corp. 9.375% 2/1/09	4,579	4,871
Crown Castle International Corp. 10.75% 8/1/11	4,000	4,420
Dobson Cellular Systems, Inc. 6.96% 11/1/11 (d)(e)	4,000	4,110
New Skies Satellites NV 7.4375% 11/1/11 (d)(e)	2,730	2,785
Nextel Partners, Inc. 12.5% 11/15/09	2,000	2,310
Qwest Communications International, Inc. 5.2113% 2/15/09 (d)(e)	3,000	2,918
Rogers Wireless, Inc. 6.375% 3/1/14	3,000	2,835
Rural Cellular Corp. 6.38% 3/15/10 (d)(e)	9,000	9,293
U.S. West Communications:
7.2% 11/1/04	6,000	6,030
		44,612
TOTAL NONCONVERTIBLE BONDS (Cost $473,487)		482,475
Commercial Mortgage Securities - 0.2%

Bear Stearns Commercial Mortgage Securities, Inc. floater Series 2004-ESA Class K, 4.3675% 5/14/16 (d)(e)	8,000	7,999
CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.3809% 12/15/09 (d)(e)	679	543
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $8,659)		8,542
Foreign Government and Government Agency Obligations - 0.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Venezuelan Republic 3.09% 4/20/11 (e) (Cost $4,103)	$ 5,000	$ 4,350
Common Stocks - 0.0%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a) (Cost $0)	45	0
Money Market Funds - 18.1%
Fidelity Cash Central Fund, 1.79% (b)	516,716,733	$ 516,717
Fidelity Money Market Central Fund, 1.83% (b)	125,531,807	125,532
TOTAL MONEY MARKET FUNDS (Cost $642,249)		642,249
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $3,718,311)		3,752,746
NET OTHER ASSETS - (5.5)%		(194,122)
NET ASSETS - 100%		$ 3,558,624
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $143,309,000 or 4.0% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Income Tax Information
At October 31, 2004, the fund had a capital loss carryforward of approximately $9,266,000 of which $7,189,000 and $2,077,000 will expire on October 31, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2004

Assets
Investment in securities, at value (cost $3,718,311) - See accompanying schedule		$ 3,752,746
Cash		8,176
Receivable for investments sold		13,890
Receivable for fund shares sold		13,251
Interest receivable		18,419
Other affiliated receivables		3
Total assets		3,806,485

Liabilities
Payable for investments purchased	$ 236,307
Payable for fund shares redeemed	6,529
Distributions payable	1,777
Accrued management fee	1,956
Distribution fees payable	565
Other affiliated payables	453
Other payables and accrued expenses	274
Total liabilities		247,861

Net Assets		$ 3,558,624
Net Assets consist of:
Paid in capital		$ 3,527,012
Undistributed net investment income		6,477
Accumulated undistributed net realized gain (loss) on investments		(9,300)
Net unrealized appreciation (depreciation) on investments		34,435
Net Assets		$ 3,558,624

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($299,419 ÷ 30,026 shares)	$ 9.97

Maximum offering price per share (100/96.25 of $9.97)	$ 10.36
Class T: Net Asset Value and redemption price per share ($388,582 ÷ 39,004 shares)	$ 9.96

Maximum offering price per share (100/97.25 of $9.96)	$ 10.24
Class B: Net Asset Value and offering price per share ($183,553 ÷ 18,425 shares) A	$ 9.96

Class C: Net Asset Value and offering price per share ($523,787 ÷ 52,534 shares) A	$ 9.97

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($1,981,510 ÷ 198,884 shares)	$ 9.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($181,773 ÷ 18,250 shares)	$ 9.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended October 31, 2004

Investment Income
Interest		$ 93,474

Expenses
Management fee	$ 15,860
Transfer agent fees	2,973
Distribution fees	4,883
Accounting fees and expenses	851
Non-interested trustees' compensation	12
Custodian fees and expenses	87
Registration fees	567
Audit	85
Legal	41
Interest	1
Miscellaneous	12
Total expenses before reductions	25,372
Expense reductions	(24)	25,348
Net investment income		68,126
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		5,411
Change in net unrealized appreciation (depreciation) on investment securities		21,689
Net gain (loss)		27,100
Net increase (decrease) in net assets resulting from operations		$ 95,226

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2004	Year ended October 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 68,126	$ 23,331
Net realized gain (loss)	5,411	279
Change in net unrealized appreciation (depreciation)	21,689	31,433
Net increase (decrease) in net assets resulting from operations	95,226	55,043
Distributions to shareholders from net investment income	(69,224)	(23,105)
Share transactions - net increase (decrease)	2,081,242	917,582
Redemption fees	467	181
Total increase (decrease) in net assets	2,107,711	949,701

Net Assets
Beginning of period	1,450,913	501,212
End of period (including undistributed net investment income of $6,477 and undistributed net investment income of $3,419, respectively)	$ 3,558,624	$ 1,450,913

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.88	$ 9.45	$ 9.70	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.285	.292	.352	.580	.136
Net realized and unrealized gain (loss)	.098	.447	(.264)	(.185)	(.047)
Total from investment operations	.383	.739	.088	.395	.089
Distributions from net investment income	(.295)	(.311)	(.339)	(.638)	(.150)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.97	$ 9.88	$ 9.45	$ 9.70	$ 9.94
Total Return B, C, D	3.96%	7.95%	.90%	4.08%	.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.08%	1.10%	1.12%	1.14%	1.75% A
Expenses net of voluntary waivers, if any	1.08%	1.10%	1.10%	.99%	.78% A
Expenses net of all reductions	1.08%	1.09%	1.09%	.98%	.78% A
Net investment income	2.90%	3.04%	3.64%	5.93%	7.21% A
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 88	$ 37	$ 41	$ 9
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.44	$ 9.69	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.276	.285	.342	.573	.131
Net realized and unrealized gain (loss)	.098	.446	(.263)	(.195)	(.045)
Total from investment operations	.374	.731	.079	.378	.086
Distributions from net investment income	(.286)	(.303)	(.330)	(.631)	(.147)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.96	$ 9.87	$ 9.44	$ 9.69	$ 9.94
Total Return B, C, D	3.87%	7.87%	.80%	3.90%	.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.17%	1.18%	1.20%	1.22%	1.81% A
Expenses net of voluntary waivers, if any	1.17%	1.18%	1.19%	1.06%	.93% A
Expenses net of all reductions	1.17%	1.18%	1.19%	1.06%	.93% A
Net investment income	2.81%	2.96%	3.54%	5.86%	7.06% A
Supplemental Data
Net assets, end of period (in millions)	$ 389	$ 113	$ 75	$ 76	$ 25
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.44	$ 9.69	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.231	.243	.298	.525	.134
Net realized and unrealized gain (loss)	.096	.444	(.263)	(.194)	(.056)
Total from investment operations	.327	.687	.035	.331	.078
Distributions from net investment income	(.239)	(.259)	(.286)	(.584)	(.139)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.96	$ 9.87	$ 9.44	$ 9.69	$ 9.94
Total Return B, C, D	3.38%	7.38%	.35%	3.42%	.79%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65%	1.64%	1.65%	1.66%	2.74% A
Expenses net of voluntary waivers, if any	1.65%	1.63%	1.64%	1.54%	1.23% A
Expenses net of all reductions	1.65%	1.63%	1.64%	1.54%	1.23% A
Net investment income	2.33%	2.50%	3.09%	5.38%	6.75% A
Supplemental Data
Net assets, end of period (in millions)	$ 184	$ 134	$ 118	$ 125	$ 24
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2004	2003	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.45	$ 9.70	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income E	.224	.235	.290	.516	.125
Net realized and unrealized gain (loss)	.107	.434	(.263)	(.184)	(.051)
Total from investment operations	.331	.669	.027	.332	.074
Distributions from net investment income	(.233)	(.251)	(.278)	(.575)	(.135)
Redemption fees added to paid in capital E	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.97	$ 9.87	$ 9.45	$ 9.70	$ 9.94
Total Return B, C, D	3.41%	7.18%	.26%	3.42%	.76%
Ratios to Average Net Assets G
Expenses before expense reductions	1.71%	1.72%	1.73%	1.75%	2.41% A
Expenses net of voluntary waivers, if any	1.71%	1.71%	1.73%	1.64%	1.44% A
Expenses net of all reductions	1.71%	1.71%	1.73%	1.63%	1.44% A
Net investment income	2.27%	2.42%	3.00%	5.28%	6.55% A
Supplemental Data
Net assets, end of period (in millions)	$ 524	$ 269	$ 235	$ 278	$ 48
Portfolio turnover rate	61%	55%	77%	55%	12% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2004	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 9.44	$ 9.52
Income from Investment Operations
Net investment income D	.309	.311	.040
Net realized and unrealized gain (loss)	.099	.450	(.084)
Total from investment operations	.408	.761	(.044)
Distributions from net investment income	(.320)	(.333)	(.037)
Redemption fees added to paid in capital D	.002	.002	.001
Net asset value, end of period	$ 9.96	$ 9.87	$ 9.44
Total Return B, C	4.22%	8.20%	(.45)%
Ratios to Average Net Assets F
Expenses before expense reductions	.84%	.86%	1.15% A
Expenses net of voluntary waivers, if any	.84%	.86%	.95% A
Expenses net of all reductions	.84%	.86%	.94% A
Net investment income	3.14%	3.27%	3.99% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,982	$ 811	$ 18
Portfolio turnover rate	61%	55%	77% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2004	2003	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.86	$ 9.44	$ 9.69	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income D	.304	.312	.365	.590	.151
Net realized and unrealized gain (loss)	.110	.436	(.262)	(.193)	(.058)
Total from investment operations	.414	.748	.103	.397	.093
Distributions from net investment income	(.316)	(.330)	(.354)	(.650)	(.154)
Redemption fees added to paid in capital D	.002	.002	.001	.003	.001
Net asset value, end of period	$ 9.96	$ 9.86	$ 9.44	$ 9.69	$ 9.94
Total Return B, C	4.29%	8.06%	1.06%	4.11%	.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.87%	.90%	.94%	1.02%	2.32% A
Expenses net of voluntary waivers, if any	.87%	.89%	.94%	.87%	.49% A
Expenses net of all reductions	.87%	.89%	.93%	.87%	.49% A
Net investment income	3.11%	3.24%	3.79%	6.05%	7.50% A
Supplemental Data
Net assets, end of period (in millions)	$ 182	$ 36	$ 18	$ 7	$ 1
Portfolio turnover rate	61%	55%	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to October 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 38,490
Unrealized depreciation	(2,772)
Net unrealized appreciation (depreciation)	35,718
Undistributed ordinary income	14,346
Capital loss carryforward	(9,266)

Cost for federal income tax purposes	$ 3,717,028

The tax character of distributions paid was as follows:

	October 31, 2004	October 31, 2003
Ordinary Income	$ 69,224	$ 23,105

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. At the end of the period, the fund had unfunded loan commitments of $1,406.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities and U.S. government securities, aggregated $3,154,942 and $1,219,991, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 279	$ -
Class T	0%	.25%	496	69
Class B	.55%	.15%	1,078	847
Class C	.55%	.25%	3,030	1,544
			$ 4,883	$ 2,460

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 393
Class T	121
Class B*	372
Class C*	166
$ 1,052

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 341.18
Class T	346.17
Class B	316.20
Class C	622.16
Fidelity Floating Rate High Income Fund	1,235.09
Institutional Class	113.12
	$ 2,973

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,514 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $6,792. The weighted average interest rate was 1.50%. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class B	1.65%	$ 3

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $21.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2004	2003
From net investment income
Class A	$ 5,424	$ 1,379
Class T	5,689	2,412
Class B	3,704	3,198
Class C	8,778	5,977
Fidelity Floating Rate High Income Fund	42,798	9,407
Institutional Class	2,831	732
Total	$ 69,224	$ 23,105

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003	2004	2003
Class A
Shares sold	27,948	6,904	$ 277,030	$ 67,614
Reinvestment of distributions	400	98	3,973	956
Shares redeemed	(7,275)	(1,953)	(72,139)	(18,942)
Net increase (decrease)	21,073	5,049	$ 208,864	$ 49,628
Class T
Shares sold	35,957	7,102	$ 356,199	$ 69,392
Reinvestment of distributions	478	214	4,740	2,081
Shares redeemed	(8,867)	(3,806)	(87,803)	(36,871)
Net increase (decrease)	27,568	3,510	$ 273,136	$ 34,602
Class B
Shares sold	7,765	3,767	$ 76,852	$ 36,736
Reinvestment of distributions	270	231	2,676	2,235
Shares redeemed	(3,164)	(2,978)	(31,327)	(28,855)
Net increase (decrease)	4,871	1,020	$ 48,201	$ 10,116
Class C
Shares sold	32,885	10,474	$ 325,903	$ 102,347
Reinvestment of distributions	578	411	5,735	3,982
Shares redeemed	(8,222)	(8,522)	(81,504)	(82,608)
Net increase (decrease)	25,241	2,363	$ 250,134	$ 23,721

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2004	2003	2004	2003
Floating Rate High Income Fund
Shares sold	164,843	91,211	$ 1,632,450	$ 889,648
Reinvestment of distributions	3,750	840	37,164	8,216
Shares redeemed	(51,878)	(11,804)	(513,641)	(115,507)
Net increase (decrease)	116,715	80,247	$ 1,155,973	$ 782,357
Institutional Class
Shares sold	19,252	2,601	$ 190,759	$ 25,410
Reinvestment of distributions	117	31	1,162	305
Shares redeemed	(4,738)	(880)	(46,987)	(8,557)
Net increase (decrease)	14,631	1,752	$ 144,934	$ 17,158

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 16, 2000 to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from August 16, 2000 to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 299 funds advised by FMR or an affiliate. Mr. McCoy oversees 301 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Advisor Floating Rate High Income Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Fidelity Advisor Floating Rate High Income Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Christine McConnell (46)

Year of Election or Appointment: 2003

Vice President of Fidelity Advisor Floating Rate High Income Fund. Ms. McConnell also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. McConnell managed a variety of Fidelity funds. Ms. McConnell also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (55)

Year of Election or Appointment: 2000

Secretary of Fidelity Advisor Floating Rate High Income Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Advisor Floating Rate High Income Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Fidelity Advisor Floating Rate High Income Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Advisor Floating Rate High Income Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Advisor Floating Rate High Income Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Advisor Floating Rate High Income Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Advisor Floating Rate High Income Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AFRI-UANN-1204
1.784742.101

Item 2. Code of Ethics

As of the end of the period, October 31, 2004, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Municipal Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Advisor Intermediate Bond Fund	$53,000	$57,000
Fidelity Advisor Mortgage Securities Fund	$82,000	$69,000
Fidelity Advisor Municipal Income Fund	$43,000	$46,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$10,500,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor Government Income Fund, Fidelity Advisor High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Value Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A, B	2003A
Fidelity Advisor Floating Rate High Income Fund	$78,000	$64,000
Fidelity Advisor Government Investment Fund	$41,000	$43,000
Fidelity Advisor High Income Fund	$57,000	$50,000
Fidelity Advisor High Income Advantage Fund	$65,000	$60,000
Fidelity Advisor Short Fixed-Income Fund	$41,000	$43,000
Fidelity Advisor Value Fund	$29,000	$0
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,300,000	$4,200,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Advisor Value Fund commenced operations on December 23, 2003.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Advisor Intermediate Bond Fund	$0	$0
Fidelity Advisor Mortgage Securities Fund	$0	$0
Fidelity Advisor Municipal Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A, C	2003 A, B
Fidelity Advisor Floating Rate High Income Fund	$0	$0
Fidelity Advisor Government Investment Fund	$0	$0
Fidelity Advisor High Income Fund	$0	$0
Fidelity Advisor High Income Advantage Fund	$0	$0
Fidelity Advisor Short Fixed-Income Fund	$0	$0
Fidelity Advisor Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Value Fund commenced operations on December 23, 2003.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A, C	2003A, B, C
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Value Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Advisor Intermediate Bond Fund	$2,400	$2,200
Fidelity Advisor Mortgage Securities Fund	$2,400	$2,200
Fidelity Advisor Municipal Income Fund	$2,400	$2,200
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A, C	2003A, B
Fidelity Advisor Floating Rate High Income Fund	$3,600	$3,400
Fidelity Advisor Government Income Fund	$3,900	$3,700
Fidelity Advisor High Income Fund	$3,800	$3,500
Fidelity Advisor High Income Advantage Fund	$4,000	$3,800
Fidelity Advisor Short Fixed-Income Fund	$3,600	$3,400
Fidelity Advisor Value Fund	$3,800	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Value Fund commenced operations on December 23, 2003.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A, C	2003A, B, C
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Value Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Advisor Intermediate Bond Fund	$2,400	$2,600
Fidelity Advisor Mortgage Securities Fund	$2,800	$3,200
Fidelity Advisor Municipal Income Fund	$1,800	$2,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A, C	2003A, B
Fidelity Advisor Floating Rate High Income Fund	$0	$0
Fidelity Advisor Government Income Fund	$0	$0
Fidelity Advisor High Income Fund	$0	$0
Fidelity Advisor High Income Advantage Fund	$0	$0
Fidelity Advisor Short Fixed-Income Fund	$0	$0
Fidelity Advisor Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Value Fund commenced operations on December 23, 2003.

In each of the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A, C	2003A, B, C
PwC	$300,000	$300,000
Deloitte Entities	$720,000	$130,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Value Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Advisor Intermediate Bond Fund	0%
Fidelity Advisor Mortgage Securities Fund	0%
Fidelity Advisor Municipal Income Fund	0%

According to Deloitte Entities for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Advisor Floating Rate High Income Fund	0%
Fidelity Advisor Government Income Fund	0%
Fidelity Advisor High Income Fund	0%
Fidelity Advisor High Income Advantage Fund	0%
Fidelity Advisor Short Fixed-Income Fund	0%
Fidelity Advisor Value Fund	0%

(g) For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by PwC of $2,250,000A and $2,000,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$300,000	$350,000
Non-Covered Services	$1,950,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed by Deloitte Entities of $1,600,000A, C and $900,000A, B, C for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A, C	2003A, B, C
Covered Services	$700,000	$150,000
Non-Covered Services	$900,000	$750,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Value Fund's commencement of operations.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/John Hebble
John Hebble
President and Treasurer

Date:	December 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John Hebble
John Hebble
President and Treasurer

Date:	December 20, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	December 20, 2004